As filed with the Securities and Exchange Commission on 11/08/2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

811-05518

Investment Company Act file number

The RBB FUND, INC.
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Steven Plump, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(609) 731-6256

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Item 1. Reports to Stockholders.

Abbey Capital Futures Strategy Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2023

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report

August 31, 2023 (Unaudited)

Abbey Capital Futures Strategy Fund Annual Report, August 31, 2023

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) Class I Shares returned -2.83% net of fees for the 12-month fiscal year ended August 31, 2023.

Negative performance was driven by trading in metals, energy and major currencies. Emerging market currencies was the main positive contributor to Fund performance during the 12-month period. The Fund’s core allocation to Diversified Trendfollowing (“Trendfollowing”) strategies generated most of the negative performance, while the performance of the Fund’s non- Trendfollowing allocation was modestly positive in aggregate during the period. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF”), a wholly- owned subsidiary of the Fund that invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a wholly-owned and controlled segregated portfolio company and a multi- adviser fund that invests in managed futures and foreign exchange contracts. The Fund may also invest a portion of its assets into Abbey Capital Onshore Series LLC (“ACOS”), a wholly-owned subsidiary of the Fund which is a multi-adviser fund that invests in managed futures and foreign exchange contracts.

Average Total Returns for the Periods Ended August 31, 2023 (unless otherwise noted)

	2023 YTD	1 Year	Sep. 1, 2021 to Aug. 31, 2022	5 Years Annualized	ANNUALIZED SINCE INCEPTION ON JULY 1, 2014
Class I Shares	-1.36%	-2.83%	17.72%	6.12%	4.99%
Class A Shares*	-1.55%	-3.05%	17.40%	5.84%	4.73%
Class A Shares (max load)*	-7.24%	-8.64%	10.64%	4.59%	4.06%
Class C Shares**	-2.06%	-3.77%	16.48%	5.05%	3.96%
ICE BofA 3-Month U.S. Treasury Bill Index***	3.13%	4.25%	0.37%	1.65%	1.16%
Barclay CTA Index***	0.28%	-0.38%	8.34%	4.19%	2.64%
S&P 500® Total Return Index***	18.73%	15.94%	-11.23%	11.12%	11.59%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of September 13, 2023

Source: Abbey Capital, Bloomberg and BarclayHedge.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only.

*

Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio. There is a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75% in Class A Shares.

**	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

***

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the ICE BofA 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable, and the table above is shown for illustrative purposes only.

1

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2023 (Unaudited)

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively. This contractual limitation is in effect until December 31, 2023, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratios are 1.85%, 2.10% and 2.85% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively, as stated in the Fund’s current prospectus dated December 31, 2022 (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Performance Analysis

The 12-month period ended August 31, 2023 was negative overall for Fund performance. The Fund’s Trendfollowing sub-advisers drove losses for the period, while the non-Trendfollowing trading styles were modestly positive in aggregate.

Central bank monetary policy was an important driver of market moves throughout the 12- month period. Most central banks began aggressive interest rate hiking policies during the first half of 2022, and this hawkish shift in policy continued in the second half of the year and into 2023.

Inflation slowed from multi-decade highs during the period, with US inflation falling significantly from its peak in June 2022. The pace at which inflation slowed became a key focus for investors as markets tried to anticipate central bank policy responses to falling, albeit elevated, inflation. As we moved into 2023, central banks continued to raise rates, but in smaller increments. Investor focus shifted away from forecasting how high interest rates could go, and instead moved towards assessing when the peak in global central bank rates may occur and when central banks may begin to start cutting rates.

This slowdown in inflation supported equity returns. Stock markets steadied over the second half of 2022, though this period did see some notable negative and positive months as investors digested both hawkish and dovish central bank guidance. Equities then rallied strongly over the first eight months of 2023 alongside slowing inflation, generally strong corporate earnings, solid US economic data and hopes that we were approaching the end of the global rate hiking cycle.

Commodity markets were challenging for much of the period. Demand uncertainty amid a mixed global growth backdrop was a feature of several markets, with the outlook for the Chinese economy a factor within growth-sensitive markets like energy and base metals. Economic data from China was subdued for much of the period, while the reopening of the Chinese economy post-lockdowns in early 2023 ultimately stuttered and the anticipated rebound in economic activity proved weaker than expected. Offsetting this uncertain demand backdrop were supply concerns in some markets, for example in crude oil where OPEC+ production cuts were a feature, as well as in several agricultural markets like cocoa and sugar. This combination of supply and demand considerations contributed to a lack of clear trends and frequent price reversals across many commodity markets.

Fund performance from September to December 2022 was negative, with choppy price moves in commodity markets, most notably energy, proving particularly challenging for the Fund’s Trendfollowing sub-advisers. Notable losses in financial contracts occurred in November 2022, when the release of weaker-than-expected US inflation data prompted a dovish revision to market expectations for Federal Reserve monetary policy going forward. This contributed to a notable deviation from year-to-date uptrends in yields and the US Dollar, and supported equity prices.

2

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2023 (Unaudited)

Fund performance was also negative in Q1 2023. Concerns for the global banking sector in March 2023 following the collapse of Silicon Valley Bank caused a sharp move lower in yields and interest rate expectations. This was, in part, due to concerns about the impact of higher interest rates on the broader economy, and as uncertainty about whether the Federal Reserve could maintain a hawkish monetary policy stance intensified. This sharp reversal in yields was negative for many of the Fund’s sub-advisers which held short positions across several fixed income contracts.

The performance backdrop for the Fund improved from April to August 2023 with longer-term price trends re-emerging in currencies and fixed income as expectations for central bank monetary policy turned more hawkish and concerns about the health of the banking sector eased. This proved profitable for the Fund. While Trendfollowing sub-advisers were the primary source of negative Fund performance from September 2022 to March 2023, this trading style led gains through the last five months of the 12-month period.

For the 12-month period overall, the Fund’s allocation to Trendfollowing sub-advisers saw the largest losses at the trading style level. The non-Trendfollowing trading styles were modestly positive in aggregate, with gains for the Short-term and Global Macro sub-advisers outweighing losses for the Value sub-adviser.

The Fund’s largest losses over the 12-month period occurred in metals. Trendfollowing sub-advisers led losses in the sector as price moves were often range-bound and resulted in sharp price reversals at times. In precious metals, positioning in silver and gold transitioned between long and short as sustained price trends failed to emerge, leading to steady losses throughout the period. Prices of both metals responded to the fluctuating value of the US Dollar and choppiness in global yields. Negative performance in copper was more concentrated in March and April 2023 when long positions incurred losses as prices fell in response to weak Chinese economic data, risk-off sentiment in markets amid banking sector concerns and US-China tensions.

Negative performance in energy was concentrated in crude oil futures contracts. Prices proved choppy over the period owing to a lack of clear trends and frequent price reversals occurring. Demand-side factors behind these price moves included global demand uncertainty and the subdued economic performance in China following the reopening of the nation’s economy, while OPEC+ policy changes impacted global supplies at different times.

The Fund’s losses in major currencies were driven by the Short-term trading advisers, with Value and Trendfollowing also negative. The clear and steady trends in major currency pair contracts evident for most of 2022 unwound in the latter part of 2022 and trends were choppy for much of 2023. Trendfollowing and Short-term sub-advisers led losses in EUR/ USD contracts while negative performance from the Value sub-adviser was concentrated in USD/ CHF contracts. The US Dollar weakened against peers in the final quarter of 2022, marking a reversal to the uptrends seen during the first nine months of 2022. 2023 has so far seen the US Dollar strengthen and weaken against peers at different times as shifts in expectations for US monetary policy occurred, with prices trends lacking persistency.

Equities was another negative sector for the Fund during the year ended August 31, 2023, as losses from Trendfollowing and Value sub-advisers more than offset gains from the Fund’s Short-term sub-adviser. Losses were concentrated in the last four months of 2022, with choppy prices moves amid shifting expectations around the outlook for central bank policy proving challenging for Trendfollowing sub-advisers. In contrast, above-average volatility in the equities sector provided opportunities for the Fund’s Short-term sub-adviser which reported notable gains from trading in S&P 500 futures contracts.

Agricultural commodities was also a negative sector for the Fund. Losses in soybean, corn and coffee futures contracts were partially offset by gains in sugar and cocoa. Soybean losses stemmed from long positions held by Trendfollowing sub-advisers while mixed positioning in response to range-bound price moves in corn and coffee also incurred losses for the Fund. Long positions in sugar and cocoa generated positive performance as prices in both commodities rose to multi-year highs in 2023 owing to weather-related supply concerns.

Positively, the Fund’s largest gains over the 12-month period occurred in emerging market currencies. Gains were concentrated in long positions in the Mexican Peso and Polish Zloty against the US Dollar. The Mexican Peso rallied over the period owing to strong Mexican economic data and rate increases by the Bank of Mexico which led to an

3

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2023 (Unaudited)

attractive carry relative to US yields. In addition, robust US economic data was a further tailwind given the close links between the Mexican and US economies. Meanwhile, gains in long Polish Zloty positions relative to the US Dollar were led by the Fund’s Value sub-adviser.

Fixed income was also a modestly positive sector for the Fund during the 12-month period. Gains were concentrated in short-term interest rates and more than offset losses in bonds. Despite several shifts for expectations around central bank policy, expectations for US rates turned more hawkish over the 12-month period. Meanwhile, United Kingdom (“UK”) rate expectations also rose as inflation proved higher and more entrenched in the UK than in some other developed economies.

Key to Currency Abbreviations
USD	US Dollar
CHF	Swiss Franc
EUR	Euro

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in ACMOF, which invests substantially all of its assets in ACOF, which is a multi-adviser fund that invests in managed futures and foreign exchange. The Fund may also invest a portion of its assets into ACOS, which is a multi-adviser fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Futures Strategy Fund is distributed by Quasar Distributions, LLC.

This report is submitted for general information to the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

4

Abbey Capital Futures Strategy Fund

Performance Data

August 31, 2023 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund - Class A Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to August 29, 2014 is Class I Shares performance adjusted for Class A shares expense ratio). Class A Shares growth of a hypothetical investment of $10,000 is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2023
	One Year	Three Years	Five Years	Since Inception††
Class A Shares (without sales charge) (Pro forma July 1, 2014 to August 29, 2014)	-3.05%	6.95%	5.84%	4.73%*
Class A Shares (with sales charge) (Pro forma July 1, 2014 to August 29, 2014)	-8.64%	4.86%	4.59%	4.06%*
S&P 500® Total Return Index	15.94%	10.52%	11.12%	11.59%**
ICE BofA 3-Month U.S. Treasury Bill Index***	4.25%	1.55%	1.65%	1.16%**
Barclay CTA Index***	-0.38%	5.01%	4.19%	2.64%**

††	Inception date of Class A Shares of the Fund was August 29, 2014.

*	Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes)

5

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2023 (Unaudited)

to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Without the limitation arrangement, the gross expense ratio is 2.10% for Class A Shares as stated in the current prospectus, as supplemented (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

6

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2023 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Futures Strategy Fund – Class I Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $1,000,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2023
	One Year	Three Years	Five Years	Since Inception††
Class I Shares	-2.83%	7.24%	6.12%	4.99%
S&P 500® Total Return Index	15.94%	10.52%	11.12%	11.59%*
ICE BofA 3-Month U.S. Treasury Bill Index**	4.25%	1.55%	1.65%	1.16%*
Barclay CTA Index**	-0.38%	5.01%	4.19%	2.64%*

††	Inception date of Class I Shares of the Fund was July 1, 2014.

*	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

**	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 1.85% for Class I Shares, as stated in the current prospectus, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

7

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2023 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund – Class C Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to October 6, 2015 is Class I Shares performance adjusted for Class C Shares expense ratio). Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2023
	One Year	Three Years	Five Years	Since Inception††
Class C Shares (without sales charge) (Pro forma July 1, 2014 to October 6, 2015)	-3.77%	6.18%	5.05%	3.96%*
Class C Shares (with sales charge) (Pro forma July 1, 2014 to August 29, 2014)	-4.60%	6.18%	5.05%	3.96%*
S&P 500® Total Return Index	15.94%	10.52%	11.12%	11.59%**
ICE BofA 3-Month U.S. Treasury Bill Index***	4.25%	1.55%	1.65%	1.16%**
Barclay CTA Index***	-0.38%	5.01%	4.19%	2.64%**

††	Inception date of Class C Shares of the Fund was October 6, 2015.

*	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The Fund charges a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of Class C Shares made within 12 months of purchase. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the Class C Shares redeemed and the net asset value of the Class C Shares redeemed at the time of redemption.

8

Abbey Capital Futures Strategy Fund

Performance Data (Concluded)

August 31, 2023 (Unaudited)

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Without the limitation arrangement, the gross expense ratio is 2.85% for Class C Shares, as stated in the current prospectus, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the ICE BofA 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 412 programs included in the calculation of the Barclay CTA Index for 2023. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

ICE BofA 3-Month U.S. Treasury Bill Index

The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

9

Abbey Capital Futures Strategy Fund

Fund Expense Examples

August 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023, and held for the entire period.

ACTUAL EXPENSES

The first section in the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six- Month Total Investment Returns for the Fund
Actual
Class A Shares	$ 1,000.00	$ 973.50	$ 10.15	2.04%	-2.65%
Class I Shares	1,000.00	974.70	8.91	1.79%	-2.53%
Class C Shares	1,000.00	969.90	13.85	2.79%	-3.01%
Hypothetical (5% return before expenses)
Class A Shares	$ 1,000.00	$ 1,014.92	$ 10.36	2.04%	N/A
Class I Shares	1,000.00	1,016.18	9.10	1.79%	N/A
Class C Shares	1,000.00	1,011.14	14.14	2.79%	N/A

(1)

Expenses are equal to the Funds’ Class A Shares, Class I Shares, and Class C Shares annualized six-month expense ratios for the period March 1, 2023 through August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values in the first section in the table are based on the actual six-month total investment return for the Fund’s respective share classes.

(2)	Ratios reflect expenses waived by the Fund’s investment adviser. Without these waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

10

Abbey Capital Futures Strategy Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2023 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	81.9%	$2,247,513,674
Money Market Deposit Account	2.3	62,235,219
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures and forward foreign currency contracts)	15.8	433,852,042
NET ASSETS	100.0%	$2,743,600,935

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

11

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments

August 31, 2023

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS - 84.2%
U.S. TREASURY OBLIGATIONS - 81.9%
U.S. Treasury Bills	5.315%	09/07/23	$52,937	$52,890,530
U.S. Treasury Bills	4.849%	09/14/23	47,271	47,181,439
U.S. Treasury Bills	4.813%	09/21/23	97,780	97,493,517
U.S. Treasury Bills	4.947%	09/28/23	96,725	96,341,605
U.S. Treasury Bills	4.827%	10/05/23	105,598	105,071,002
U.S. Treasury Bills	4.955%	10/12/23	129,608	128,826,780
U.S. Treasury Bills	5.050%	10/19/23	136,853	135,889,556
U.S. Treasury Bills	5.056%	10/26/23	99,532	98,727,779
U.S. Treasury Bills	5.057%	11/02/23	117,558	116,490,524
U.S. Treasury Bills	5.120%	11/09/23	49,321	48,821,728
U.S. Treasury Bills	5.339%	11/16/23	39,985	39,539,301
U.S. Treasury Bills	5.440%	11/24/23	125,199	123,647,737
U.S. Treasury Bills	5.510%	11/30/23	89,913	88,719,405
U.S. Treasury Bills	5.398%	12/07/23	127,969	126,139,895
U.S. Treasury Bills	5.372%	12/14/23	43,532	42,872,708
U.S. Treasury Bills	5.449%	12/21/23	37,712	37,098,050
U.S. Treasury Bills	5.512%	12/28/23	75,030	73,731,481
U.S. Treasury Bills	5.528%	01/04/24	51,645	50,698,175
U.S. Treasury Bills	5.514%	01/11/24	77,955	76,445,791
U.S. Treasury Bills	5.522%	01/18/24	27,831	27,263,798
U.S. Treasury Bills	5.526%	01/25/24	27,385	26,798,595
U.S. Treasury Bills	5.510%	02/01/24	50,537	49,405,314
U.S. Treasury Bills	5.523%	02/08/24	126,016	123,061,624
U.S. Treasury Bills	5.531%	02/15/24	72,851	71,066,635
U.S. Treasury Bills	5.566%	02/22/24	260,544	253,887,362
U.S. Treasury Bills	5.554%	02/29/24	112,385	109,403,343
TOTAL U.S. TREASURY OBLIGATIONS ($2,248,356,446)				2,247,513,674

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT - 2.3%
U.S. Bank Money Market Deposit Account, 5.20% (United States)(a)			62,235	62,235,219
TOTAL MONEY MARKET DEPOSIT ACCOUNT
(Cost $62,235,219)				62,235,219

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,310,591,665)				2,309,748,893
TOTAL INVESTMENTS - 84.2%
(Cost $2,310,591,665)				2,309,748,893

OTHER ASSETS IN EXCESS OF LIABILITIES - 15.8%				433,852,042
NET ASSETS - 100.0%				$2,743,600,935

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.
(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of the consolidated financial statements.

12

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Futures contracts outstanding as of August 31, 2023 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-23	1	$100,959	$82
3-Month SOFR Futures	Mar-26	88	21,214,600	2,091
AUD/USD Currency Futures	Sep-23	79	5,117,620	(4,737)
Bank Acceptance Futures	Mar-24	30	5,243,117	6,106
Bank Acceptance Futures	Jun-24	35	6,125,065	7,318
BIST 30 Index Futures	Oct-23	379	1,247,021	(18,150)
Brent Crude Futures	Nov-23	314	27,264,620	760,932
Brent Crude Futures	Dec-23	94	8,105,620	372,460
Brent Crude Futures	Jan-24	69	5,909,160	136,680
Brent Crude Oil Last Day	Nov-23	17	1,476,110	62,730
CAC40 10 Euro Futures	Sep-23	637	50,620,298	215,126
CAD Currency Futures	Sep-23	111	8,212,335	31,620
Canola Futures (Winnipeg Commodity Exchange)	Nov-23	170	2,034,917	9,500
Canola Futures (Winnipeg Commodity Exchange)	Jan-24	28	337,318	(1,118)
Cattle Feeder Futures	Oct-23	90	11,521,125	235,525
Cattle Feeder Futures	Nov-23	23	2,962,975	48,188
Cattle Feeder Futures	Jan-24	1	128,350	413
CHF Currency Futures	Sep-23	88	12,473,450	(301,875)
Cocoa Futures	Dec-23	611	22,228,180	1,116,926
Cocoa Futures	Mar-24	211	7,697,280	387,440
Cocoa Futures ICE	Dec-23	270	10,090,070	1,105,094
Cocoa Futures ICE	Mar-24	105	3,861,399	358,948
Cocoa Futures ICE	May-24	1	36,028	2,863
Coffee Robusta Futures	Nov-23	117	2,912,130	(50,590)
Coffee Robusta Futures	Jan-24	39	930,540	(38,310)
Copper Futures	Dec-23	307	29,333,850	152,138
Corn Futures	Dec-23	561	13,414,913	(470,376)
Cotton No.2 Futures	Dec-23	673	29,551,430	924,100
Cotton No.2 Futures	Mar-24	13	570,245	8,620
DAX Index Futures	Sep-23	149	64,623,322	(390,261)
DJIA Mini E-CBOT	Sep-23	503	87,499,364	(1,004,523)
Dollar Index	Sep-23	412	42,677,844	124,812
Dutch TTF Gas Futures	Oct-23	5	141,489	(13,293)
E-Mini Crude Oil	Oct-23	16	669,040	23,615
E-Mini Energy Select Futures	Sep-23	3	279,420	(1,550)
E-Mini Industrial Select Futures	Sep-23	1	108,990	4,950
E-Mini S&P 500 ESG Futures	Sep-23	28	5,615,400	96,735
E-Mini Technology Select Futures	Sep-23	1	177,090	7,860
EUR Foreign Exchange Currency Futures	Sep-23	492	66,742,874	(750,331)
Euro BUXL 30-Year Bond Futures	Sep-23	19	2,756,639	22,526
Euro E-Mini Futures	Sep-23	1	67,831	231
Euro STOXX 50	Sep-23	1,117	52,239,956	(503,220)
Euro Stoxx 50 Index Futures	Sep-23	4	172,455	(2,234)
Euro Stoxx Futures	Sep-23	70	425,066	(835)
Euro/JPY Futures	Sep-23	212	28,681,089	591,481
Euro-Bobl Futures	Sep-23	135	16,997,051	28,969
Euro-BTP Futures	Sep-23	161	20,237,386	126,995
Euro-BTP Futures	Dec-23	8	923,933	3,253
Euro-Bund Futures	Sep-23	1,357	195,984,461	185,063

The accompanying notes are an integral part of the consolidated financial statements.

13

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Euro-Oat Futures	Sep-23	176	$24,411,099	$140,951
Euro-Schatz Futures	Sep-23	34	3,875,560	1,958
FTSE 100 Index Futures	Sep-23	66	6,239,311	(16,272)
FTSE KLCI Futures	Sep-23	2	30,851	(199)
FTSE Taiwan Index	Sep-23	337	19,310,100	101,490
FTSE/JSE TOP 40	Sep-23	13	475,125	(13,115)
FTSE/MIB Index Futures	Sep-23	190	29,752,334	794,748
Gasoline RBOB Futures	Oct-23	480	51,728,544	(292,921)
Gasoline RBOB Futures	Nov-23	118	12,292,367	101,858
Gasoline RBOB Futures	Dec-23	46	4,643,176	90,237
Gasoline RBOB Futures	Jan-24	25	2,484,090	134
GBP Currency Futures	Sep-23	1,042	82,480,812	(458,789)
Gold 100 Oz Futures	Dec-23	162	31,847,580	82,681
IBEX 35 Index Futures	Sep-23	15	1,551,008	20,413
IBEX Mini Index Futures	Sep-23	2	20,680	349
Ice Three Miont SONIA Index Futures	Mar-24	345	103,017,281	341,149
Ice Three Miont SONIA Index Futures	Jun-24	333	99,550,079	353,089
IFSC Nifty 50 Futures	Sep-23	408	15,870,384	6,932
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-23	45	45,409,808	(69,487)
JPX Nikkei Index 400 Futures	Sep-23	1	14,482	477
JPY Currency Futures	Sep-23	91	7,839,650	23,513
Lean Hogs Futures	Oct-23	85	2,806,700	(5,020)
Lean Hogs Futures	Dec-23	18	535,140	2,780
Live Cattle Futures	Oct-23	373	26,979,090	(22,690)
Live Cattle Futures	Dec-23	244	18,036,480	225,080
Live Cattle Futures	Feb-24	161	12,161,940	94,850
Live Cattle Futures	Apr-24	22	1,695,540	5,180
LME Aluminum Forward	Sep-23	3	162,210	(7,940)
LME Aluminum Forward	Sep-23	1	54,163	(404)
LME Aluminum Forward	Sep-23	1	54,274	(1,801)
LME Aluminum Forward	Sep-23	128	6,956,000	28,953
LME Aluminum Forward	Sep-23	2,227	121,023,530	(1,609,586)
LME Aluminum Forward	Sep-23	3	163,369	(1,019)
LME Aluminum Forward	Sep-23	1	54,481	(605)
LME Aluminum Forward	Sep-23	16	871,900	(6,604)
LME Aluminum Forward	Oct-23	17	927,031	20,931
LME Aluminum Forward	Oct-23	1	54,567	1,154
LME Aluminum Forward	Oct-23	1	54,620	(387)
LME Aluminum Forward	Oct-23	5	273,151	(5,824)
LME Aluminum Forward	Oct-23	9	491,767	(19,783)
LME Aluminum Forward	Oct-23	1	54,683	940
LME Aluminum Forward	Oct-23	147	8,039,981	10,835
LME Aluminum Forward	Oct-23	2	109,432	644
LME Aluminum Forward	Oct-23	1	54,739	957
LME Aluminum Forward	Oct-23	1	54,850	1,369
LME Aluminum Forward	Oct-23	1	54,875	977
LME Aluminum Forward	Oct-23	4	219,700	(8,913)
LME Aluminum Forward	Nov-23	1	54,938	(1,625)
LME Aluminum Forward	Nov-23	4	220,225	3,185
LME Aluminum Forward	Nov-23	8	440,300	7,700
LME Aluminum Forward	Nov-23	1	55,188	1,225

The accompanying notes are an integral part of the consolidated financial statements.

14

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Aluminum Forward	Dec-23	321	$17,793,431	$175,153
LME Copper Forward	Sep-23	2	422,278	12,015
LME Copper Forward	Sep-23	1	210,461	523
LME Copper Forward	Sep-23	11	2,315,558	(9,805)
LME Copper Forward	Sep-23	1	210,550	(4,325)
LME Copper Forward	Sep-23	69	14,524,500	(34,392)
LME Copper Forward	Sep-23	520	109,459,999	411,285
LME Copper Forward	Sep-23	1	210,285	(5,028)
LME Copper Forward	Sep-23	5	1,051,338	(25,319)
LME Copper Forward	Sep-23	6	1,261,500	(37,274)
LME Copper Forward	Oct-23	5	1,051,364	(31,072)
LME Copper Forward	Oct-23	7	1,472,100	(35,038)
LME Copper Forward	Oct-23	55	11,565,813	(281,013)
LME Copper Forward	Oct-23	4	841,050	988
LME Copper Forward	Oct-23	2	420,550	(4,925)
LME Copper Forward	Oct-23	1	210,400	(4,950)
LME Copper Forward	Nov-23	5	1,052,213	(44,163)
LME Copper Forward	Nov-23	1	210,493	(3,082)
LME Copper Forward	Nov-23	1	210,502	(1,336)
LME Copper Forward	Nov-23	2	421,021	(1,892)
LME Copper Forward	Nov-23	6	1,262,925	(7,658)
LME Copper Forward	Nov-23	17	3,577,650	2,208
LME Copper Forward	Nov-23	1	210,428	3,078
LME Copper Forward	Dec-23	81	17,066,700	145,775
LME Lead Forward	Sep-23	3	164,700	12,615
LME Lead Forward	Sep-23	1	56,180	3,780
LME Lead Forward	Sep-23	6	338,010	18,223
LME Lead Forward	Sep-23	31	1,745,998	124,925
LME Lead Forward	Sep-23	931	52,436,247	2,794,824
LME Lead Forward	Sep-23	4	224,790	10,165
LME Lead Forward	Sep-23	5	279,488	12,068
LME Lead Forward	Sep-23	1	55,873	2,130
LME Lead Forward	Oct-23	1	55,781	731
LME Lead Forward	Oct-23	2	111,529	4,885
LME Lead Forward	Oct-23	4	222,857	7,193
LME Lead Forward	Oct-23	5	278,488	13,875
LME Lead Forward	Oct-23	30	1,669,425	52,319
LME Lead Forward	Oct-23	2	111,270	6,733
LME Lead Forward	Oct-23	1	55,623	3,223
LME Lead Forward	Oct-23	2	111,120	3,095
LME Lead Forward	Nov-23	1	55,550	1,962
LME Lead Forward	Nov-23	2	111,083	4,833
LME Lead Forward	Nov-23	1	55,539	2,127
LME Lead Forward	Nov-23	26	1,443,585	38,824
LME Lead Forward	Nov-23	4	221,750	2,538
LME Lead Forward	Nov-23	5	277,250	7,083
LME Lead Forward	Nov-23	2	110,900	675
LME Lead Forward	Dec-23	223	12,375,943	554,868
LME Nickel Forward	Sep-23	2	245,007	(14,133)
LME Nickel Forward	Sep-23	1	120,572	(6,437)
LME Nickel Forward	Sep-23	1	120,607	(5,123)

The accompanying notes are an integral part of the consolidated financial statements.

15

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Nickel Forward	Sep-23	4	$482,464	$(43,376)
LME Nickel Forward	Sep-23	1	120,625	(14,105)
LME Nickel Forward	Sep-23	2	241,267	(29,356)
LME Nickel Forward	Sep-23	22	2,654,916	(94,434)
LME Nickel Forward	Sep-23	44	5,309,832	(241,443)
LME Nickel Forward	Sep-23	1	120,786	(12,851)
LME Nickel Forward	Sep-23	1	120,807	(12,846)
LME Nickel Forward	Sep-23	3	362,486	(32,017)
LME Nickel Forward	Sep-23	4	483,400	(39,189)
LME Nickel Forward	Oct-23	1	120,935	(12,816)
LME Nickel Forward	Oct-23	2	241,956	(25,612)
LME Nickel Forward	Oct-23	1	120,990	(2,610)
LME Nickel Forward	Oct-23	2	242,100	(6,448)
LME Nickel Forward	Oct-23	2	242,148	(13,932)
LME Nickel Forward	Oct-23	27	3,270,618	(16,236)
LME Nickel Forward	Oct-23	1	121,157	(4,483)
LME Nickel Forward	Oct-23	2	242,359	(12,581)
LME Nickel Forward	Oct-23	1	121,270	(3,830)
LME Nickel Forward	Oct-23	1	121,293	(8,517)
LME Nickel Forward	Oct-23	2	242,631	(12,447)
LME Nickel Forward	Oct-23	5	606,692	(21,736)
LME Nickel Forward	Oct-23	1	121,429	(9,971)
LME Nickel Forward	Nov-23	1	121,626	(2,067)
LME Nickel Forward	Nov-23	5	608,670	(3,240)
LME Nickel Forward	Dec-23	1	122,106	(1,588)
LME Zinc Forward	Sep-23	2	120,815	2,605
LME Zinc Forward	Sep-23	1	60,479	842
LME Zinc Forward	Sep-23	2	120,975	(3,275)
LME Zinc Forward	Sep-23	5	302,646	(5,612)
LME Zinc Forward	Sep-23	60	3,632,250	31,760
LME Zinc Forward	Sep-23	504	30,510,900	83,331
LME Zinc Forward	Sep-23	2	121,150	3,025
LME Zinc Forward	Oct-23	1	60,590	1,290
LME Zinc Forward	Oct-23	1	60,594	(1,496)
LME Zinc Forward	Oct-23	1	60,604	1,566
LME Zinc Forward	Oct-23	4	242,700	(6,013)
LME Zinc Forward	Oct-23	58	3,520,600	1,715
LME Zinc Forward	Oct-23	80	4,856,000	(138,000)
LME Zinc Forward	Oct-23	1	60,713	1,147
LME Zinc Forward	Oct-23	4	242,875	(5,225)
LME Zinc Forward	Oct-23	5	303,719	(14,694)
LME Zinc Forward	Nov-23	1	60,800	(1,563)
LME Zinc Forward	Nov-23	1	60,788	(265)
LME Zinc Forward	Nov-23	3	182,138	7,763
LME Zinc Forward	Nov-23	2	121,450	2,100
LME Zinc Forward	Nov-23	1	60,750	(238)
LME Zinc Forward	Nov-23	5	303,813	(1,600)
LME Zinc Forward	Dec-23	9	547,538	6,349
Long Gilt Futures	Dec-23	123	14,891,384	122,234
Low Sulphur Gasoil G Futures	Sep-23	180	16,119,000	423,000
Low Sulphur Gasoil G Futures	Oct-23	238	21,021,350	36,375

The accompanying notes are an integral part of the consolidated financial statements.

16

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Low Sulphur Gasoil G Futures	Nov-23	60	$5,140,500	$25,475
Low Sulphur Gasoil G Futures	Dec-23	28	2,321,900	(8,600)
Low Sulphur Gasoil G Futures	Jan-24	7	571,025	(1,450)
Micro E-mini Dow Jones Industrial Index Futures	Sep-23	6	104,373	(956)
Micro E-mini Nasdaq 100 Index Futures	Sep-23	1	31,077	(95)
Micro E-mini S&P 500 Index Futures	Sep-23	2	45,160	1,661
Micro EUR/USD Futures	Sep-23	2	27,131	(640)
Milk Futures	Sep-23	2	75,560	(80)
Mini FTSE/MIB Pound Futures	Sep-23	7	219,228	7,888
Mini TOPIX Index Futures	Sep-23	20	320,355	13,033
MSCI EAFE Index Futures	Sep-23	14	1,476,510	(40,335)
MXN Currency Futures	Sep-23	1,203	35,338,125	101,001
Nasdaq 100 E-Mini	Sep-23	388	120,578,759	1,677,376
Natural Gas Futures	Oct-23	5	138,400	(4,400)
Nikkei 225 (Chicago Mercantile Exchange)	Sep-23	12	1,950,000	8,950
Nikkei 225 (Osaka Securities Exchange)	Sep-23	144	32,274,923	122,872
Nikkei 225 (Osaka Securities Exchange)	Dec-23	2	64,670,618	619
Nikkei 225 (Singapore Exchange)	Sep-23	829	92,873,981	1,182,784
Nikkei 225 Mini	Sep-23	201	4,505,041	54,425
Nikkei/Yen Futures	Sep-23	55	6,142,823	23,571
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-23	268	35,041,054	1,058,045
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-23	64	8,161,037	120,704
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-23	43	5,301,694	59,594
NY Harbor Ultra-Low Sulfur Diesel Futures	Jan-24	16	1,936,637	(7,518)
OAT Futures	Dec-23	6	147,975	8,988
OMX Stockholm 30 ESG Responsible Index	Sep-23	4	76,575	295
OMX Stockholm 30 Index Futures	Sep-23	319	6,377,961	4,832
Orange Juice Futures	Nov-23	17	812,303	16,358
Palm Oil Futures	Nov-23	17	367,295	7,689
Palm Oil Futures	Dec-23	6	130,409	4,418
Palm Oil Futures	Jan-24	1	21,880	1,024
Platinum Futures	Oct-23	2	97,440	(1,040)
Rough Rice Futures	Nov-23	6	200,280	7,920
Russell 2000 E-Mini	Sep-23	174	16,543,920	(354,151)
S&P 500 E-Mini Futures	Sep-23	933	210,671,399	1,143,520
S&P Mid 400 E-Mini	Sep-23	24	6,356,880	(110,970)
S&P/TSX 60 IX Futures	Sep-23	81	14,580,240	134,251
SGX Iron Ore 62% Futures	Oct-23	189	2,157,624	59,194
SGX Iron Ore 62% Futures	Nov-23	20	224,940	4,890
SGX Iron Ore 62% Futures	Dec-23	10	111,180	2,295
Silver Futures	Dec-23	243	30,146,580	127,327
Silver Futures	Mar-24	3	377,640	(2,285)
Soybean Futures	Nov-23	816	55,844,999	(450,309)
Soybean Futures	Jan-24	46	3,178,600	(23,975)
Soybean Futures	Mar-24	259	17,938,988	233,663
Soybean Meal Futures	Dec-23	617	24,926,800	(130,256)
Soybean Meal Futures	Jan-24	16	642,240	(8,890)
Soybean Oil Futures	Dec-23	444	16,644,672	156,498
Soybean Oil Futures	Jan-24	32	1,187,328	42,774
Soybean Oil Futures	Mar-24	1	36,726	5,046
SPI 200 Futures	Sep-23	535	63,047,517	412,825

The accompanying notes are an integral part of the consolidated financial statements.

17

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
STOXX Dividend Futures	Dec-24	5	$79,375	$7,981
STOXX Europe 600 Banks Index	Sep-23	1	8,561	(179)
STOXX Europe 600 ESG-X Index	Sep-23	40	741,263	(7,243)
STOXX Europe 600 Index	Sep-23	61	1,519,030	6,211
STOXX Europe 600 Institutional Index	Sep-23	1	16,349	(141)
Sugar No. 11 (World)	Oct-23	497	13,949,398	106,837
Sugar No. 11 (World)	Mar-24	1,076	30,646,202	73,864
Sugar No. 11 (World)	May-24	153	4,116,067	42,000
Sugar No. 11 (World)	Jul-24	5	127,960	1,758
Topix Index Futures	Sep-23	366	58,624,901	2,054,033
Topix Index Futures	Dec-23	2	46,175,241	241
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-23	93	18,953,836	(4,739)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-23	17	1,817,672	222
UK Natural Gas Futures	Nov-23	5	214,210	(11,819)
USD/BRL Futures	Oct-23	4	80,420	(1,230)
USD/CNH Futures	Sep-23	4	400,783	5,070
USD/NOK Futures	Sep-23	9	899,695	1,744
USD/SEK Futures	Sep-23	4	399,461	10,533
USD/TRY Futures	Oct-23	79	82,368	264
White Sugar ICE	Oct-23	3	107,280	3,990
White Sugar ICE	Dec-23	75	2,636,625	72,460
White Sugar ICE	Mar-24	23	798,445	30,500
WTI Crude Futures	Oct-23	500	41,815,000	1,519,231
WTI Crude Futures	Nov-23	50	4,148,000	161,410
WTI Crude Futures	Dec-23	45	3,701,700	161,360
WTI Crude Futures	Jan-24	23	1,876,340	50,760
WTI Crude Futures IPE	Oct-23	13	1,087,190	36,480
WTI Crude Futures IPE	Nov-23	13	1,078,480	36,860
WTI Crude Futures IPE	Dec-23	13	1,069,380	32,230
WTI Crude Futures IPE	Jan-24	15	1,223,700	28,800
WTI Crude Futures IPE	Feb-24	15	1,213,950	17,270
				$17,403,499

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
1-Month SOFR Future	Jan-24	7	$(2,759,242)	$(146)
3-Month Euro Euribor	Dec-23	61	(15,898,060)	(2,413)
3-Month Euro Euribor	Mar-24	92	(23,999,848)	20,833
3-Month Euro Euribor	Jun-24	1,457	(380,815,256)	(641,557)
3-Month Euro Euribor	Sep-24	107	(28,031,793)	(30,484)
3-Month Euro Euribor	Dec-24	1,410	(370,155,386)	(692,609)
3-Month Euro Euribor	Mar-25	100	(26,290,107)	(46,776)
3-Month Euro Euribor	Jun-25	181	(47,634,161)	(84,688)
3-Month Euro Euribor	Sep-25	92	(24,230,544)	(44,309)
3-Month Euro Euribor	Dec-25	81	(21,346,589)	(37,234)
3-Month Euro Euribor	Mar-26	213	(52,776,778)	(31,541)
3-Month Euro Euribor	Jun-26	283	(74,638,830)	(153,517)

The accompanying notes are an integral part of the consolidated financial statements.

18

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Sep-26	26	$(6,858,335)	$(9,949)
3-Month SARON Futures	Dec-23	1	(277,877)	(14)
3-Month SARON Futures	Mar-24	1	(277,891)	(85)
3-Month SOFR Futures	Mar-24	1,328	(314,735,999)	198,150
3-Month SOFR Futures	Jun-24	343	(81,561,113)	217,400
3-Month SOFR Futures	Sep-24	229	(54,665,163)	248,963
3-Month SOFR Futures	Mar-25	464	(111,476,000)	273,988
3-Month SOFR Futures	Jun-25	238	(57,283,625)	118,113
3-Month SOFR Futures	Sep-25	222	(53,482,575)	82,313
3-Month SOFR Futures	Dec-25	197	(47,479,463)	76,488
3-Month SOFR Futures	Mar-26	526	(126,805,450)	153,088
3-Month SOFR Futures	Jun-26	167	(40,267,875)	39,200
3-Month SOFR Futures	Sep-26	126	(30,384,900)	(3,025)
3-Month SOFR Futures	Dec-26	55	(13,263,938)	2,825
3-Month SOFR Futures	Mar-27	53	(12,780,950)	550
3-Month SOFR Futures	Jun-27	54	(13,020,750)	7,413
3-Month SOFR Futures	Sep-27	55	(13,259,125)	1,000
3-Month SOFR Futures	Dec-24	1,331	(318,874,324)	835,200
90-DAY Bank Bill	Sep-23	14	(8,979,409)	(4,255)
90-DAY Bank Bill	Dec-23	92	(58,993,144)	(49,975)
90-DAY Bank Bill	Mar-24	280	(179,535,589)	(75,170)
90-DAY Bank Bill	Jun-24	151	(96,823,341)	(78,441)
90-DAY Bank Bill	Sep-24	51	(32,709,905)	(17,303)
90-DAY Bank Bill	Dec-24	14	(8,981,820)	(5,916)
90-DAY Bank Bill	Mar-25	9	(5,775,578)	(3,649)
AUD/USD Currency Futures	Sep-23	2,405	(155,795,900)	5,344,239
Australian 10-Year Bond Futures	Sep-23	1,519	(114,340,899)	(154,753)
Australian 3-Year Bond Futures	Sep-23	3,218	(221,827,069)	(844,881)
Bank Acceptance Futures	Dec-23	25	(4,366,489)	4,394
Bank Acceptance Futures	Mar-24	239	(41,770,167)	15,264
Bank Acceptance Futures	Jun-24	72	(12,600,133)	43,073
Bank Acceptance Futures	Sep-24	47	(8,250,740)	27,809
Bank Acceptance Futures	Dec-24	35	(6,161,005)	16,522
Bank Acceptance Futures	Mar-25	22	(3,881,994)	10,731
Bank Acceptance Futures	Jun-25	15	(3,583,784)	(259)
Brent Crude Futures	Nov-23	154	(13,371,820)	(534,370)
CAD Currency Futures	Sep-23	1,204	(89,077,940)	(19,872)
Canadian 10-Year Bond Futures	Dec-23	1,863	(164,501,576)	(1,292,385)
Canadian 5-Year Bond Futures	Dec-23	3	(243,983)	(1,443)
CHF Currency Futures	Sep-23	369	(52,303,444)	9,640
Coffee ‘C’ Futures	Dec-23	492	(28,505,250)	728,657
Coffee ‘C’ Futures	Mar-24	67	(3,910,706)	49,238
Coffee ‘C’ Futures	May-24	19	(1,115,775)	18,000
Copper Futures	Dec-23	143	(13,663,650)	(191,055)
Copper Futures	Mar-24	6	(576,600)	(5,138)
Corn Futures	Dec-23	1,608	(38,451,300)	839,042
Corn Futures	Mar-24	615	(15,190,500)	498,775
Corn Futures	May-24	32	(804,000)	22,525
DAX Index Futures	Sep-23	39	(16,914,830)	(281,498)
DAX-Mini Futures	Sep-23	2	(173,485)	(4,402)
Dollar Index	Sep-23	3	(310,761)	1,894

The accompanying notes are an integral part of the consolidated financial statements.

19

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dutch TTF Gas Futures	Oct-23	45	$(1,273,405)	$206,133
Dutch TTF Gas Futures	Nov-23	5	(177,714)	(1,874)
Emerging Market ESG Leaders NTR Index Futures	Sep-23	2	(28,970)	(410)
E-Mini Consumer Staples Select Futures	Sep-23	2	(146,340)	(800)
E-Mini Financial Select Futures	Sep-23	2	(211,850)	(3,063)
E-Mini Natural Gas	Oct-23	3	(20,760)	(673)
E-Mini Utilities Select Futures	Sep-23	3	(190,170)	5,130
EUR Foreign Exchange Currency Futures	Sep-23	1,117	(151,528,031)	236,022
Euro BUXL 30-Year Bond Futures	Sep-23	129	(18,716,128)	(174,754)
Euro BUXL 30-Year Bond Futures	Dec-23	33	(4,417,309)	(41,509)
Euro STOXX 50	Sep-23	2	(93,536)	(4)
Euro/GBP Futures	Sep-23	1	(135,690)	1,979
Euro-Bobl Futures	Sep-23	982	(123,637,805)	(666,052)
Euro-Bobl Futures	Dec-23	970	(122,422,075)	(521,823)
Euro-BTP Futures	Sep-23	120	(15,083,766)	(100,346)
Euro-Bund Futures	Sep-23	533	(76,978,423)	(576,539)
Euro-Bund Futures	Dec-23	423	(59,931,631)	(278,646)
Euro-Oat Futures	Sep-23	427	(59,224,656)	(634,693)
European Climate Exchange Futures	Dec-23	13	(1,201,616)	12,600
European Climate Exchange Futures	Dec-24	1	(89,921)	1,139
Euro-Schatz Futures	Sep-23	2,215	(252,481,320)	(131,722)
Euro-Schatz Futures	Dec-23	238	(25,105,620)	(17,745)
FTSE 100 Index Futures	Sep-23	1,230	(107,765,581)	(874,371)
FTSE China A50 Index	Sep-23	1,247	(15,734,646)	23,872
FTSE KLCI Futures	Sep-23	6	(92,554)	(323)
FTSE/JSE TOP 40	Sep-23	385	(14,070,999)	(95,528)
Gasoline RBOB Futures	Oct-23	10	(1,077,678)	(3,283)
GBP Currency Futures	Sep-23	277	(21,926,281)	(59,031)
Gold 100 Oz Futures	Dec-23	1,315	(258,515,849)	242,089
Gold 100 Oz Futures	Feb-24	1	(198,630)	(3,970)
Hang Seng China Enterprises Index Futures	Sep-23	229	(9,211,276)	(62,367)
Hang Seng Index Futures	Sep-23	452	(52,748,270)	(296,058)
Ice Three Miont SONIA Index Futures	Dec-23	80	(23,889,332)	(51,701)
Ice Three Miont SONIA Index Futures	Mar-24	1,779	(531,210,855)	(728,173)
Ice Three Miont SONIA Index Futures	Jun-24	244	(72,943,602)	(48,328)
Ice Three Miont SONIA Index Futures	Sep-24	95	(28,460,346)	58,320
Ice Three Miont SONIA Index Futures	Dec-24	200	(60,065,366)	(21,995)
Ice Three Miont SONIA Index Futures	Mar-25	224	(67,415,093)	(101,233)
Ice Three Miont SONIA Index Futures	Jun-25	90	(27,132,026)	23,087
Ice Three Miont SONIA Index Futures	Sep-25	82	(24,756,648)	713
Ice Three Miont SONIA Index Futures	Dec-25	65	(19,647,845)	15,534
Ice Three Miont SONIA Index Futures	Mar-26	294	(82,650,222)	(104,780)
Ice Three Miont SONIA Index Futures	Jun-26	26	(7,873,548)	6,081
Ice Three Miont SONIA Index Futures	Sep-26	16	(4,848,301)	(4,165)
INR/USD Futures	Sep-23	4	(96,592)	248
INR/USD Standard Futures	Sep-23	2	(120,830)	70
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-23	26	(26,236,778)	(50,586)
JPY Currency Futures	Sep-23	2,849	(245,441,350)	8,583,638
Kansas City Hard Red Winter Wheat Futures	Dec-23	337	(12,254,163)	481,125
Kansas City Hard Red Winter Wheat Futures	Mar-24	24	(880,500)	32,438
Lean Hogs Futures	Oct-23	22	(726,440)	(31,480)

The accompanying notes are an integral part of the consolidated financial statements.

20

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Lean Hogs Futures	Dec-23	245	$(7,283,850)	$(149,530)
Lean Hogs Futures	Feb-24	56	(1,762,880)	(40,120)
LME Aluminum Forward	Sep-23	3	(162,210)	(710)
LME Aluminum Forward	Sep-23	1	(54,163)	1,300
LME Aluminum Forward	Sep-23	1	(54,274)	(393)
LME Aluminum Forward	Sep-23	2,227	(121,023,531)	2,235,188
LME Aluminum Forward	Sep-23	128	(6,956,000)	272,525
LME Aluminum Forward	Sep-23	3	(163,369)	(1,619)
LME Aluminum Forward	Sep-23	1	(54,481)	(56)
LME Aluminum Forward	Sep-23	16	(871,900)	(2,500)
LME Aluminum Forward	Oct-23	17	(927,031)	5,498
LME Aluminum Forward	Oct-23	1	(54,567)	(967)
LME Aluminum Forward	Oct-23	1	(54,620)	(245)
LME Aluminum Forward	Oct-23	5	(273,151)	1,886
LME Aluminum Forward	Oct-23	9	(491,767)	(3,965)
LME Aluminum Forward	Oct-23	1	(54,683)	1,367
LME Aluminum Forward	Oct-23	147	(8,039,981)	(31,461)
LME Aluminum Forward	Oct-23	2	(109,432)	(170)
LME Aluminum Forward	Oct-23	1	(54,739)	99
LME Aluminum Forward	Oct-23	1	(54,850)	938
LME Aluminum Forward	Oct-23	1	(54,875)	463
LME Aluminum Forward	Oct-23	4	(219,700)	(4,321)
LME Aluminum Forward	Nov-23	1	(54,938)	(981)
LME Aluminum Forward	Nov-23	1	(54,963)	1
LME Aluminum Forward	Nov-23	3	(165,169)	(2,194)
LME Aluminum Forward	Nov-23	138	(7,597,763)	(36,104)
LME Aluminum Forward	Nov-23	8	(440,300)	(12,700)
LME Aluminum Forward	Nov-23	18	(993,375)	(24,480)
LME Aluminum Forward	Dec-23	881	(48,834,931)	(674,861)
LME Copper Forward	Sep-23	2	(422,278)	(8,265)
LME Copper Forward	Sep-23	1	(210,461)	(2,451)
LME Copper Forward	Sep-23	11	(2,315,558)	53,647
LME Copper Forward	Sep-23	1	(210,550)	(2,575)
LME Copper Forward	Sep-23	520	(109,460,000)	(1,770,682)
LME Copper Forward	Sep-23	69	(14,524,500)	(183,951)
LME Copper Forward	Sep-23	1	(210,285)	(1,410)
LME Copper Forward	Sep-23	5	(1,051,338)	(19,338)
LME Copper Forward	Sep-23	6	(1,261,500)	(38,625)
LME Copper Forward	Oct-23	5	(1,051,364)	(8,001)
LME Copper Forward	Oct-23	7	(1,472,100)	13,895
LME Copper Forward	Oct-23	55	(11,565,813)	(15,797)
LME Copper Forward	Oct-23	4	(841,050)	25,125
LME Copper Forward	Oct-23	2	(420,550)	7,529
LME Copper Forward	Oct-23	1	(210,400)	5,045
LME Copper Forward	Nov-23	5	(1,052,213)	6,330
LME Copper Forward	Nov-23	5	(1,052,509)	(13,146)
LME Copper Forward	Nov-23	4	(842,041)	(229)
LME Copper Forward	Nov-23	7	(1,473,413)	(28,275)
LME Copper Forward	Nov-23	35	(7,365,750)	(140,173)
LME Copper Forward	Nov-23	1	(210,428)	1,254
LME Copper Forward	Dec-23	170	(35,819,000)	(381,486)

The accompanying notes are an integral part of the consolidated financial statements.

21

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Lead Forward	Sep-23	3	$(164,700)	$(15,963)
LME Lead Forward	Sep-23	1	(56,180)	(5,392)
LME Lead Forward	Sep-23	6	(338,010)	(17,548)
LME Lead Forward	Sep-23	931	(52,436,248)	(4,402,300)
LME Lead Forward	Sep-23	31	(1,745,998)	(143,473)
LME Lead Forward	Sep-23	4	(224,790)	(15,290)
LME Lead Forward	Sep-23	5	(279,488)	(17,988)
LME Lead Forward	Sep-23	1	(55,873)	(3,810)
LME Lead Forward	Oct-23	1	(55,781)	(3,793)
LME Lead Forward	Oct-23	2	(111,529)	(9,316)
LME Lead Forward	Oct-23	4	(222,857)	(16,045)
LME Lead Forward	Oct-23	5	(278,488)	(8,183)
LME Lead Forward	Oct-23	30	(1,669,425)	(111,197)
LME Lead Forward	Oct-23	2	(111,270)	(3,714)
LME Lead Forward	Oct-23	1	(55,623)	(1,854)
LME Lead Forward	Oct-23	2	(111,120)	(3,616)
LME Lead Forward	Nov-23	2	(111,083)	(1,395)
LME Lead Forward	Nov-23	4	(222,090)	(11,103)
LME Lead Forward	Nov-23	4	(221,750)	(2,700)
LME Lead Forward	Dec-23	10	(554,975)	(18,533)
LME Nickel Forward	Sep-23	2	(245,007)	6,261
LME Nickel Forward	Sep-23	1	(120,572)	8,789
LME Nickel Forward	Sep-23	1	(120,607)	6,447
LME Nickel Forward	Sep-23	4	(482,464)	25,151
LME Nickel Forward	Sep-23	1	(120,625)	6,452
LME Nickel Forward	Sep-23	2	(241,267)	25,311
LME Nickel Forward	Sep-23	44	(5,309,832)	294,234
LME Nickel Forward	Sep-23	22	(2,654,916)	123,932
LME Nickel Forward	Sep-23	1	(120,786)	4,134
LME Nickel Forward	Sep-23	1	(120,807)	2,193
LME Nickel Forward	Sep-23	3	(362,486)	(1,286)
LME Nickel Forward	Sep-23	4	(483,400)	(880)
LME Nickel Forward	Oct-23	1	(120,935)	1,975
LME Nickel Forward	Oct-23	2	(241,956)	3,354
LME Nickel Forward	Oct-23	1	(120,990)	12,810
LME Nickel Forward	Oct-23	2	(242,100)	16,372
LME Nickel Forward	Oct-23	2	(242,148)	14,885
LME Nickel Forward	Oct-23	27	(3,270,618)	100,044
LME Nickel Forward	Oct-23	1	(121,157)	12,835
LME Nickel Forward	Oct-23	2	(242,359)	25,625
LME Nickel Forward	Oct-23	1	(121,270)	12,779
LME Nickel Forward	Oct-23	1	(121,293)	12,651
LME Nickel Forward	Oct-23	2	(242,631)	22,485
LME Nickel Forward	Oct-23	5	(606,692)	46,096
LME Nickel Forward	Oct-23	1	(121,429)	12,719
LME Nickel Forward	Nov-23	1	(121,486)	7,214
LME Nickel Forward	Nov-23	3	(364,698)	9,522
LME Nickel Forward	Nov-23	1	(121,578)	1,992
LME Nickel Forward	Nov-23	1	(121,590)	1,350
LME Nickel Forward	Nov-23	1	(121,626)	(1,116)
LME Nickel Forward	Nov-23	25	(3,040,650)	2,325

The accompanying notes are an integral part of the consolidated financial statements.

22

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Nickel Forward	Nov-23	2	$(243,219)	$(2,529)
LME Nickel Forward	Nov-23	1	(121,593)	(813)
LME Nickel Forward	Nov-23	7	(852,057)	20,569
LME Nickel Forward	Dec-23	37	(4,517,922)	44,593
LME Zinc Forward	Sep-23	2	(120,815)	(5,990)
LME Zinc Forward	Sep-23	1	(60,479)	(1,367)
LME Zinc Forward	Sep-23	2	(120,975)	(2,750)
LME Zinc Forward	Sep-23	5	(302,646)	(5,384)
LME Zinc Forward	Sep-23	504	(30,510,900)	848,584
LME Zinc Forward	Sep-23	60	(3,632,250)	(56,435)
LME Zinc Forward	Sep-23	2	(121,150)	(3,725)
LME Zinc Forward	Oct-23	2	(121,180)	(2,841)
LME Zinc Forward	Oct-23	1	(60,594)	(1,119)
LME Zinc Forward	Oct-23	1	(60,604)	(1,520)
LME Zinc Forward	Oct-23	80	(4,856,000)	147,038
LME Zinc Forward	Oct-23	58	(3,520,600)	(40,393)
LME Zinc Forward	Oct-23	1	(60,713)	925
LME Zinc Forward	Oct-23	8	(485,750)	8,790
LME Zinc Forward	Oct-23	5	(303,719)	6,219
LME Zinc Forward	Nov-23	1	(60,781)	681
LME Zinc Forward	Nov-23	1	(60,800)	313
LME Zinc Forward	Nov-23	3	(182,400)	(7,038)
LME Zinc Forward	Nov-23	85	(5,166,938)	132,900
LME Zinc Forward	Nov-23	60	(3,647,250)	(23,518)
LME Zinc Forward	Nov-23	1	(60,750)	(3,888)
LME Zinc Forward	Nov-23	5	(303,563)	(18,588)
LME Zinc Forward	Nov-23	1	(60,718)	(3,368)
LME Zinc Forward	Nov-23	1	(60,750)	(1,164)
LME Zinc Forward	Dec-23	337	(20,502,238)	(558,463)
Long Gilt Futures	Dec-23	1,052	(127,363,711)	(1,270,183)
Low Sulphur Gasoil G Futures	Oct-23	22	(1,943,150)	18,363
Lumber Futures	Nov-23	4	(55,880)	44
MAIZE Futures	Nov-23	12	(137,930)	2,928
Micro E-mini Russell 200 Index Futures	Sep-23	1	(9,508)	(252)
Micro Gold Futures	Dec-23	32	(629,088)	(13,981)
Mill Wheat Euro	Sep-23	11	(133,741)	4,121
Mill Wheat Euro	Dec-23	177	(2,269,575)	122,112
Mill Wheat Euro	Mar-24	40	(526,995)	5,734
Mill Wheat Euro	May-24	3	(40,094)	407
Mini H-Shares Index Futures	Sep-23	4	(32,179)	15
Mini HSI Index Futures	Sep-23	51	(1,190,337)	(4,658)
MSCI China A 50 Connect Index	Sep-23	2	(101,880)	1,235
MSCI EAFE Index Futures	Sep-23	1	(105,465)	140
MSCI Emerging Markets Index Futures	Sep-23	146	(7,148,890)	(60,395)
MSCI Singapore Exchange ETS	Sep-23	244	(5,130,238)	(37,268)
MXN Currency Futures	Sep-23	2	(58,750)	220
Natural Gas Futures	Oct-23	774	(21,424,320)	(621,535)
Natural Gas Futures	Nov-23	401	(12,619,470)	116,380
Natural Gas Futures	Dec-23	125	(4,513,750)	31,970
Natural Gas Futures	Jan-24	33	(1,265,550)	8,870
New Zealand 3-Month Bank Bill Futures	Dec-23	2	(112)	1

The accompanying notes are an integral part of the consolidated financial statements.

23

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
New Zealand 3-Month Bank Bill Futures	Mar-24	11	$(618)	$(1)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-23	11	(1,438,252)	(14,057)
NYSE FANG+ Index Futures	Sep-23	1	(39,312)	(109)
NZD Currency Futures	Sep-23	433	(25,795,975)	435,137
OMX Stockholm 30 ESG Responsible Index	Sep-23	2	(38,287)	(504)
OMX Stockholm 30 Index Futures	Sep-23	1,550	(30,990,091)	(460,426)
Palladium Futures	Dec-23	39	(4,752,930)	140,790
Phelix DE Baseload Futures	Oct-23	1	(275,607)	64,171
Phelix DE Baseload Futures	Jan-24	1	(1,278,248)	140,969
Platinum Futures	Oct-23	188	(9,159,360)	(424,190)
Rapeseed Euro	Nov-23	23	(584,533)	(29,942)
Rapeseed Euro	Feb-24	4	(104,640)	(2,887)
Red Wheat Futures (Minneapolis Grain Exchange)	Dec-23	45	(1,725,188)	87,363
Red Wheat Futures (Minneapolis Grain Exchange)	Mar-24	9	(353,025)	11,750
Russell 2000 E-Mini	Sep-23	26	(2,472,080)	(46,020)
S&P 500 E-Mini Futures	Sep-23	243	(54,869,400)	778,925
S&P/TSX 60 IX Futures	Sep-23	93	(16,740,275)	(374,038)
SA Rand Currency Futures	Sep-23	2	(52,900)	1,963
Short BTP Future	Sep-23	346	(39,503,302)	(87,214)
Short BTP Future	Dec-23	197	(20,692,665)	(22,555)
Silver Futures	Dec-23	185	(22,951,100)	(211,903)
Soybean Meal Futures	Dec-23	73	(2,949,200)	(94,740)
Soybean Oil Futures	Dec-23	563	(21,105,744)	(993,302)
SPI 200 Futures	Sep-23	87	(10,252,587)	(266,777)
Sugar No. 11 (World)	Oct-23	573	(16,082,506)	(477,104)
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-23	2,540	(282,019,374)	(1,912,824)
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-23	1,497	(305,095,617)	(729,055)
U.S. Treasury 3-Year Notes (Chicago Board of Trade)	Dec-23	3	(624,492)	(3,336)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-23	2,698	(288,475,218)	(1,434,312)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-23	1,030	(125,338,125)	(1,300,215)
U.S. Treasury Ultra 10-Year Notes	Dec-23	338	(39,244,969)	(423,975)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-23	302	(39,099,563)	(580,982)
UK Natural Gas Futures	Oct-23	20	(673,338)	125,254
UK Natural Gas Futures	Nov-23	5	(214,210)	4,313
Wheat (Chicago Board of Trade)	Dec-23	1,106	(33,290,600)	1,969,127
Wheat (Chicago Board of Trade)	Mar-24	93	(2,923,688)	194,163
Wheat (Chicago Board of Trade)	May-24	4	(129,100)	5,550
WTI Crude Futures	Oct-23	122	(10,202,860)	(191,630)
WTI Crude Futures	Dec-23	4	(329,040)	(15,870)
				$(3,526,347)
Total Futures Contracts				$13,877,152

Forward foreign currency contracts outstanding as of August 31, 2023 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	112,492,936	USD	73,030,281	Sep 01 2023	BOA	$(137,867)
AUD	400,000	USD	258,993	Sep 05 2023	BOA	234
AUD	4,100,000	USD	2,637,723	Sep 20 2023	BOA	20,831

The accompanying notes are an integral part of the consolidated financial statements.

24

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	1,049,842	EUR	625,000	Sep 22 2023	BOA	$2,364
AUD	13,400,000	JPY	1,253,583,132	Sep 22 2023	BOA	43,279
AUD	28,206,000	USD	19,166,632	Sep 22 2023	BOA	(875,721)
AUD	63,451,000	USD	41,093,885	Oct 18 2023	BOA	92,659
BRL	39,812,867	USD	8,202,101	Sep 05 2023	BOA	(167,178)
BRL	116,024,241	USD	23,550,000	Sep 20 2023	BOA	(193,252)
BRL	14,785,018	USD	3,000,000	Oct 03 2023	BOA	(30,038)
CAD	2,979,568	USD	2,202,059	Sep 01 2023	BOA	3,099
CAD	60,100,999	USD	44,719,753	Sep 20 2023	BOA	(226,544)
CAD	19,184,482	AUD	22,000,000	Sep 22 2023	BOA	(63,611)
CAD	11,800,000	JPY	1,266,011,380	Sep 22 2023	BOA	3,882
CAD	57,923,000	USD	43,782,105	Sep 22 2023	BOA	(899,935)
CHF	14,708,858	USD	16,735,531	Sep 01 2023	BOA	(82,571)
CHF	14,708,858	USD	16,721,661	Sep 05 2023	BOA	(61,749)
CHF	28,721,364	EUR	30,000,000	Sep 20 2023	BOA	22,634
CHF	14,591,908	USD	16,700,000	Sep 20 2023	BOA	(145,547)
CHF	18,058,364	EUR	18,875,000	Sep 22 2023	BOA	2,935
CHF	2,796,314	GBP	2,500,000	Sep 22 2023	BOA	5,769
CHF	10,250,000	JPY	1,700,899,965	Sep 22 2023	BOA	(100,434)
CHF	59,618,000	USD	68,028,127	Sep 22 2023	BOA	(376,946)
CLP	1,032,912,000	USD	1,200,000	Sep 08 2023	BOA	10,593
CLP	4,946,700,796	USD	5,750,000	Sep 20 2023	BOA	39,240
CLP	87,186,870	USD	100,000	Sep 29 2023	BOA	1,926
CNH	500,000	USD	68,510	Sep 01 2023	BOA	198
CNH	500,000	USD	68,534	Sep 05 2023	BOA	189
CNH	53,411,139	USD	7,392,323	Sep 20 2023	BOA	(45,382)
COP	393,431,000	USD	100,000	Sep 05 2023	BOA	(3,986)
COP	1,239,076,200	USD	300,000	Sep 11 2023	BOA	1,759
COP	1,205,935,070	USD	300,000	Sep 15 2023	BOA	(6,720)
COP	413,974,000	USD	100,000	Sep 18 2023	BOA	573
COP	16,351,329,990	USD	3,950,000	Sep 20 2023	BOA	19,708
COP	411,761,000	USD	100,000	Sep 22 2023	BOA	(104)
COP	416,440,000	USD	100,000	Sep 28 2023	BOA	822
CZK	124,966,428	EUR	5,150,000	Sep 20 2023	BOA	35,957
EUR	173,237	NOK	2,000,000	Sep 01 2023	BOA	(266)
EUR	133,615,631	USD	145,906,835	Sep 01 2023	BOA	(1,013,874)
EUR	258,961	NOK	3,000,000	Sep 05 2023	BOA	(1,359)
EUR	500,000	PLN	2,233,444	Sep 05 2023	BOA	1,079
EUR	84,331	SEK	1,000,000	Sep 05 2023	BOA	106
EUR	29	USD	32	Sep 05 2023	BOA	1
EUR	1,300,000	CHF	1,248,148	Sep 20 2023	BOA	(5,015)
EUR	1,600,000	CZK	38,924,083	Sep 20 2023	BOA	(15,653)
EUR	2,650,000	GBP	2,289,913	Sep 20 2023	BOA	(24,863)
EUR	34,500,000	JPY	5,410,495,444	Sep 20 2023	BOA	140,281
EUR	36,676,993	NOK	420,644,631	Sep 20 2023	BOA	217,886
EUR	4,291,967	PLN	19,198,665	Sep 20 2023	BOA	10,076
EUR	57,852,474	SEK	677,831,795	Sep 20 2023	BOA	820,510
EUR	43,500,000	USD	47,808,451	Sep 20 2023	BOA	(594,098)
EUR	12,875,000	AUD	21,847,842	Sep 22 2023	BOA	(192,071)
EUR	13,625,000	CAD	20,159,223	Sep 22 2023	BOA	(134,641)
EUR	900,000	GBP	770,920	Sep 22 2023	BOA	240
EUR	600,000	HUF	231,143,014	Sep 22 2023	BOA	(3,026)

The accompanying notes are an integral part of the consolidated financial statements.

25

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
EUR	11,800,000	JPY	1,873,729,080	Sep 22 2023	BOA	$(114,788)
EUR	7,250,000	NOK	83,748,121	Sep 22 2023	BOA	(12,973)
EUR	14,250,000	SEK	169,828,690	Sep 22 2023	BOA	(60,113)
EUR	49,714,000	USD	54,758,569	Sep 22 2023	BOA	(794,346)
EUR	24,028,000	USD	26,306,221	Oct 18 2023	BOA	(189,795)
GBP	134,357,403	USD	169,842,889	Sep 01 2023	BOA	362,121
GBP	171,172	EUR	200,000	Sep 05 2023	BOA	(73)
GBP	132,457,403	USD	168,355,646	Sep 05 2023	BOA	(553,927)
GBP	38,219,704	EUR	44,400,000	Sep 20 2023	BOA	230,170
GBP	50,000,000	USD	63,725,572	Sep 20 2023	BOA	(379,489)
GBP	9,500,000	AUD	18,852,542	Sep 22 2023	BOA	(189,557)
GBP	22,682,488	EUR	26,500,000	Sep 22 2023	BOA	(28,388)
GBP	9,125,000	JPY	1,693,985,349	Sep 22 2023	BOA	(123,108)
GBP	45,561,500	USD	58,040,529	Sep 22 2023	BOA	(317,169)
GBP	1,028,000	USD	1,310,511	Oct 18 2023	BOA	(8,038)
HUF	3,613,312,838	EUR	9,300,000	Sep 20 2023	BOA	138,622
HUF	191,585,050	EUR	500,000	Sep 22 2023	BOA	(406)
HUF	528,109,260	USD	1,500,000	Sep 22 2023	BOA	(5,022)
HUF	2,781,500,000	USD	7,767,680	Oct 18 2023	BOA	65,929
IDR	27,577,256,000	USD	1,800,000	Sep 27 2023	BOA	10,396
ILS	2,262,694	USD	600,000	Sep 20 2023	BOA	(4,563)
INR	2,227,040,736	USD	26,800,000	Sep 05 2023	BOA	96,453
INR	115,796,248	USD	1,400,000	Sep 20 2023	BOA	(2,244)
INR	465,378,930	USD	5,600,000	Sep 27 2023	BOA	16,113
JPY	11,523,371,255	USD	78,991,159	Sep 01 2023	BOA	222,345
JPY	267,146,315	USD	1,831,453	Sep 05 2023	BOA	6,100
JPY	882,965,185	EUR	5,600,000	Sep 20 2023	BOA	9,911
JPY	2,165,791,833	USD	14,917,925	Sep 20 2023	BOA	15,298
JPY	2,100,035,000	USD	14,855,660	Sep 22 2023	BOA	(371,158)
JPY	36,600,000	USD	253,209	Oct 18 2023	BOA	327
KRW	1,168,262,500	USD	900,000	Sep 01 2023	BOA	(16,081)
KRW	1,184,848,106	USD	900,000	Sep 05 2023	BOA	(3,358)
KRW	1,183,894,097	USD	900,000	Sep 07 2023	BOA	(3,993)
KRW	1,206,418,307	USD	900,000	Sep 11 2023	BOA	13,258
KRW	17,235,945,235	USD	12,900,000	Sep 18 2023	BOA	152,719
KRW	330,285,950	USD	250,000	Sep 20 2023	BOA	152
KRW	17,417,210,037	USD	13,200,000	Sep 27 2023	BOA	(3,362)
MXN	370,669,799	USD	21,600,000	Sep 20 2023	BOA	63,487
MXN	627,257,000	USD	36,313,862	Sep 22 2023	BOA	332,520
MXN	460,000	USD	26,641	Oct 18 2023	BOA	102
NOK	2,000,000	EUR	173,267	Sep 01 2023	BOA	233
NOK	7,425,799	USD	700,667	Sep 01 2023	BOA	(2,182)
NOK	3,000,000	EUR	259,387	Sep 05 2023	BOA	897
NOK	5,727,819	USD	538,284	Sep 05 2023	BOA	566
NOK	103,311,688	EUR	9,121,335	Sep 20 2023	BOA	(176,538)
NOK	112,630,979	USD	11,051,020	Sep 20 2023	BOA	(450,249)
NOK	13,526,679	SEK	13,951,858	Sep 22 2023	BOA	(2,497)
NOK	4,237,573	USD	400,000	Sep 22 2023	BOA	(1,138)
NZD	1,100,000	USD	658,535	Sep 01 2023	BOA	(2,605)
NZD	700,000	USD	415,996	Sep 05 2023	BOA	1,417
NZD	3,300,000	USD	1,954,415	Sep 20 2023	BOA	13,463
NZD	4,327,217	AUD	4,000,000	Sep 22 2023	BOA	(13,456)

The accompanying notes are an integral part of the consolidated financial statements.

26

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
NZD	20,400,000	JPY	1,763,763,600	Sep 22 2023	BOA	$(24)
NZD	23,135,000	USD	14,375,787	Sep 22 2023	BOA	(579,700)
NZD	37,541,000	USD	22,374,686	Oct 18 2023	BOA	12,991
PEN	1,481,990	USD	400,000	Sep 20 2023	BOA	433
PHP	14,066,685	USD	250,000	Sep 20 2023	BOA	(1,660)
PLN	1,787,590	EUR	400,000	Sep 05 2023	BOA	(661)
PLN	34,619,481	EUR	154,387,340	Sep 20 2023	BOA	(195,363)
PLN	8,508,373	EUR	1,900,000	Sep 22 2023	BOA	(2,634)
PLN	55,275,480	USD	13,500,000	Sep 22 2023	BOA	(118,285)
PLN	113,180,000	USD	27,645,295	Oct 18 2023	BOA	(280,784)
SEK	21,512,394	USD	1,988,083	Sep 01 2023	BOA	(23,117)
SEK	1,000,000	EUR	84,375	Sep 05 2023	BOA	(155)
SEK	2,756,976	USD	252,941	Sep 05 2023	BOA	(1,067)
SEK	88,186,132	EUR	7,503,775	Sep 20 2023	BOA	(81,948)
SEK	21,605,628	USD	1,990,722	Sep 20 2023	BOA	(15,394)
SEK	19,582,087	NOK	19,026,679	Sep 22 2023	BOA	(387)
SEK	89,130,000	USD	8,121,437	Oct 18 2023	BOA	38,250
SGD	337,467	USD	250,000	Sep 20 2023	BOA	(69)
SGD	33,579,217	USD	24,800,000	Sep 22 2023	BOA	71,335
THB	12,205,364	USD	350,000	Sep 20 2023	BOA	(755)
TRY	3,000,000	USD	109,578	Sep 20 2023	BOA	1,097
TWD	193,666,698	USD	6,100,000	Sep 05 2023	BOA	(15,019)
TWD	193,407,490	USD	6,100,000	Sep 11 2023	BOA	(18,659)
TWD	111,422,635	USD	3,500,000	Sep 20 2023	BOA	7,393
TWD	194,123,942	USD	6,100,000	Sep 21 2023	BOA	11,447
TWD	3,181,657	USD	100,000	Sep 28 2023	BOA	253
USD	72,708,098	AUD	112,492,936	Sep 01 2023	BOA	(184,316)
USD	73,687,701	AUD	113,492,936	Sep 05 2023	BOA	136,556
USD	47,840,029	AUD	73,500,000	Sep 20 2023	BOA	180,585
USD	36,769,747	AUD	55,449,000	Sep 22 2023	BOA	812,407
USD	8,093,615	BRL	39,833,998	Sep 05 2023	BOA	54,429
USD	6,050,000	BRL	30,214,750	Sep 20 2023	BOA	(32,507)
USD	135,701,224	CAD	183,737,677	Sep 01 2023	BOA	(281,806)
USD	95,837,172	CAD	128,893,779	Sep 20 2023	BOA	416,165
USD	70,249,269	CAD	94,359,000	Sep 22 2023	BOA	392,415
USD	31,466,743	CAD	42,397,000	Oct 18 2023	BOA	67,731
USD	16,714,611	CHF	14,708,858	Sep 01 2023	BOA	61,651
USD	9,400,000	CHF	8,226,564	Sep 20 2023	BOA	67,000
USD	18,568,370	CHF	16,438,000	Sep 22 2023	BOA	(84,556)
USD	157,502,571	CHF	137,640,000	Oct 18 2023	BOA	862,257
USD	1,200,000	CLP	1,026,084,829	Sep 08 2023	BOA	(2,592)
USD	5,900,000	CLP	5,103,390,688	Sep 20 2023	BOA	(72,618)
USD	500,000	CLP	438,052,505	Sep 25 2023	BOA	(12,354)
USD	600,000	CLP	515,976,000	Oct 02 2023	BOA	(3,020)
USD	68,500	CNH	500,000	Sep 01 2023	BOA	(207)
USD	68,521	CNH	500,000	Sep 05 2023	BOA	(202)
USD	38,809,245	CNH	277,749,558	Sep 20 2023	BOA	603,548
USD	12,100,000	CNH	88,165,340	Sep 22 2023	BOA	(28,796)
USD	100,000	COP	412,027,644	Sep 05 2023	BOA	(553)
USD	300,000	COP	1,237,265,931	Sep 11 2023	BOA	(1,318)
USD	300,000	COP	1,208,732,967	Sep 15 2023	BOA	6,040
USD	100,000	COP	415,147,644	Sep 18 2023	BOA	(858)

The accompanying notes are an integral part of the consolidated financial statements.

27

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	1,500,000	COP	6,184,021,375	Sep 20 2023	BOA	$(1,331)
USD	100,000	COP	415,057,644	Sep 22 2023	BOA	(696)
USD	100,000	COP	412,653,644	Sep 28 2023	BOA	95
USD	145,251,747	EUR	133,615,624	Sep 01 2023	BOA	358,794
USD	147,321,684	EUR	134,891,405	Sep 05 2023	BOA	1,018,527
USD	49,942,373	EUR	45,800,000	Sep 20 2023	BOA	231,628
USD	37,639,867	EUR	34,565,000	Sep 22 2023	BOA	119,786
USD	12,735,011	EUR	11,709,000	Oct 18 2023	BOA	8,307
USD	170,754,694	GBP	134,357,403	Sep 01 2023	BOA	549,684
USD	4,575,483	GBP	3,596,572	Sep 05 2023	BOA	19,219
USD	28,937,945	GBP	22,800,000	Sep 20 2023	BOA	52,131
USD	9,515,043	GBP	7,483,000	Sep 22 2023	BOA	34,585
USD	950,000	IDR	14,475,989,618	Sep 20 2023	BOA	(363)
USD	13,300,000	ILS	49,157,959	Sep 20 2023	BOA	363,876
USD	6,700,000	ILS	25,289,280	Sep 22 2023	BOA	44,449
USD	26,800,000	INR	2,206,529,760	Sep 05 2023	BOA	151,262
USD	17,000,000	INR	1,411,858,330	Sep 18 2023	BOA	(43,498)
USD	3,650,000	INR	302,910,645	Sep 20 2023	BOA	(6,380)
USD	26,600,000	INR	2,212,194,320	Sep 25 2023	BOA	(98,274)
USD	78,813,304	JPY	11,523,371,255	Sep 01 2023	BOA	(400,200)
USD	77,807,029	JPY	11,342,889,086	Sep 05 2023	BOA	(214,496)
USD	77,114,112	JPY	11,005,018,941	Sep 20 2023	BOA	1,234,060
USD	45,847,711	JPY	6,431,937,000	Sep 22 2023	BOA	1,484,921
USD	912,661	KRW	1,168,262,500	Sep 01 2023	BOA	28,743
USD	900,000	KRW	1,168,008,417	Sep 05 2023	BOA	16,102
USD	900,000	KRW	1,184,773,176	Sep 07 2023	BOA	3,328
USD	900,000	KRW	1,183,698,000	Sep 11 2023	BOA	3,941
USD	12,900,000	KRW	17,048,576,067	Sep 18 2023	BOA	(10,825)
USD	4,400,000	KRW	5,831,041,699	Sep 20 2023	BOA	(16,321)
USD	12,900,000	KRW	17,230,222,980	Sep 25 2023	BOA	(153,500)
USD	15,100,000	KRW	20,005,702,618	Sep 27 2023	BOA	(57,882)
USD	18,287,911	MXN	310,000,000	Sep 05 2023	BOA	121,847
USD	4,250,000	MXN	73,185,137	Sep 20 2023	BOA	(27,244)
USD	1,607,852	MXN	27,618,000	Sep 22 2023	BOA	(5,681)
USD	700,000	NOK	7,425,801	Sep 01 2023	BOA	1,515
USD	1,100,000	NOK	11,724,903	Sep 05 2023	BOA	(3,032)
USD	26,348,416	NOK	279,107,738	Sep 20 2023	BOA	78,936
USD	9,400,000	NOK	99,259,932	Sep 22 2023	BOA	57,149
USD	654,482	NZD	1,100,000	Sep 01 2023	BOA	(1,449)
USD	1,847,488	NZD	3,100,000	Sep 05 2023	BOA	(1,055)
USD	40,055,492	NZD	66,700,000	Sep 20 2023	BOA	280,509
USD	33,637,441	NZD	55,446,000	Sep 22 2023	BOA	573,346
USD	150,000	PEN	557,180	Sep 20 2023	BOA	(550)
USD	350,000	PHP	19,810,974	Sep 20 2023	BOA	247
USD	200,000	PHP	11,353,340	Sep 29 2023	BOA	(415)
USD	1,980,143	SEK	21,512,392	Sep 01 2023	BOA	15,177
USD	1,809	SEK	19,694	Sep 05 2023	BOA	10
USD	28,973,590	SEK	313,191,538	Sep 20 2023	BOA	339,561
USD	8,600,000	SEK	93,709,197	Sep 22 2023	BOA	31,639
USD	4,250,000	SGD	5,737,452	Sep 20 2023	BOA	792
USD	3,800,000	THB	132,863,442	Sep 20 2023	BOA	(1,763)
USD	493,772	TRY	13,000,000	Sep 20 2023	BOA	14,178

The accompanying notes are an integral part of the consolidated financial statements.

28

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2023

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	6,300,000	TRY	173,365,474	Sep 22 2023	BOA	$(86,267)
USD	6,100,000	TWD	192,958,403	Sep 05 2023	BOA	37,273
USD	6,100,000	TWD	193,605,789	Sep 11 2023	BOA	12,424
USD	14,650,000	TWD	464,179,734	Sep 20 2023	BOA	38,420
USD	6,100,000	TWD	193,252,819	Sep 21 2023	BOA	15,978
USD	1,600,000	TWD	50,967,700	Sep 28 2023	BOA	(5,970)
USD	6,100,000	TWD	193,980,787	Oct 02 2023	BOA	(15,403)
USD	9,327,992	ZAR	176,715,678	Sep 20 2023	BOA	(13,045)
USD	6,200,000	ZAR	117,051,796	Sep 22 2023	BOA	13,830
USD	102,657,967	JPY	14,826,500,000	Oct 18 2023	BOA	(48,200)
ZAR	103,971,738	USD	5,621,376	Sep 20 2023	BOA	(125,520)
ZAR	20,000	USD	1,039	Oct 18 2023	BOA	15
Total Forward Foreign Currency Contracts						$1,797,885

AUD	Australian Dollar	JSE	Johannesburg Stock Exchange
BOA	Bank of America	KRW	Korean Won
BRL	Brazilian Real	LME	London Mercantile Exchange
BUXL	German Bond	MIB	Milano Indice di Borsa
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	OMX	Stockholm Stock Exchange
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DAX	German Stock Exchange	RBOB	Reformulated Blendstock for Oxygenate Blending
DJIA	Dow Jones Industrial Average	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
FTSE	Financial Times Stock Exchange	THB	Thai Baht
GBP	British Pound	TRY	Turkish Lira
HUF	Hungarian Forint	TSX	Toronto Stock Exchange
IBEX	Index of the Bolsa de Madrid	TWD	Taiwan Dollar
ICE	Intercontinental Exchange	USD	United States Dollar
ILS	Israeli New Shekel	WTI	West Texas Intermediate
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

The accompanying notes are an integral part of the consolidated financial statements.

29

Abbey Capital Futures Strategy Fund

Consolidated Statement of Assets And Liabilities

August 31, 2023

ASSETS
Investments, at value (cost $2,310,591,665)	$2,309,748,893
Foreign currency deposits with broker for futures contracts (cost $28,176,372)	28,079,241
Deposits with broker for forward foreign currency contracts	106,232,176
Deposits with broker for futures contracts	281,819,306
Receivables for:
Capital shares sold	8,131,957
Interest receivable	285,885
Unrealized appreciation on forward foreign currency contracts	11,518,754
Unrealized appreciation on futures contracts	54,852,063
Prepaid expenses and other assets	127,991
Total assets	2,800,796,266

LIABILITIES
Payables for:
Advisory fees	3,944,417
Capital shares redeemed	2,090,781
Unrealized depreciation on forward foreign currency contracts	9,720,869
Unrealized depreciation on futures contracts	40,974,911
Other accrued expenses and liabilities	464,353
Total liabilities	57,195,331
Net assets	$2,743,600,935

NET ASSETS CONSIST OF:
Par value	$237,220
Paid-in capital	3,182,141,110
Total distributable earnings/(losses)	(438,777,395)
Net assets	$2,743,600,935

CLASS A SHARES:
Net assets	$83,783,490
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	7,348,885
Net asset value and redemption price per share	$11.40
Maximum offering price per share (100/94.25 of $11.40)	$12.10

CLASS I SHARES:
Net assets	$2,650,348,856
Shares outstanding ($0.001 par value, 500,000,000 shares authorized)	229,006,561
Net asset value, offering and redemption price per share	$11.57

CLASS C SHARES:
Net assets	$9,468,589
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	864,386
Net asset value, offering and redemption price per share	$10.95

The accompanying notes are an integral part of the consolidated financial statements.

30

Abbey Capital Futures Strategy Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2023

INVESTMENT INCOME
Interest	$105,658,298
Total investment income	105,658,298
EXPENSES
Advisory fees (Note 2)	48,673,170
Administration and accounting services fees (Note 2)	713,355
Transfer agent fees (Note 2)	389,034
Distribution fees (Class A Shares) (Note 2)	318,830
Distribution fees (Class C Shares) (Note 2)	74,065
Directors fees	304,606
Legal fees	199,316
Officers fees	198,944
Registration and filing fees	180,832
Printing and shareholder reporting fees	165,398
Custodian fees (Note 2)	121,722
Audit and tax service fees	71,201
Other expenses	224,439
Total expenses before waivers and/or reimbursements	51,634,912
Less: waivers and/or reimbursements (Note 2)	(1,932,271)
Net expenses after waivers and/or reimbursements	49,702,641
Net investment income/(loss)	55,955,657
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(1,910,900)
Futures contracts	(130,630,689)
Foreign currency transactions	(2,426,301)
Forward foreign currency contracts	28,851,008
Net change in unrealized appreciation/(depreciation) on:
Investments	2,262,645
Futures contracts	(24,904,435)
Foreign currency translations	(44,582)
Forward foreign currency contracts	(12,077,132)
Net realized and unrealized gain/(loss) from investments	(140,880,386)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(84,924,729)

The accompanying notes are an integral part of the consolidated financial statements.

31

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$55,955,657	$(22,895,427)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	(106,116,882)	297,758,259
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations, forward foreign currency contracts and written options	(34,763,504)	37,796,783
Net increase/(decrease) in net assets resulting from operations	(84,924,729)	312,659,615
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(17,240,224)	(699,439)
Class I	(350,326,206)	(53,407,685)
Class C	(1,390,657)	(168,600)
Net decrease in net assets from dividends and distributions to shareholders	(368,957,087)	(54,275,724)
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	72,909,552	96,389,889
Proceeds from reinvestment of distributions	15,458,188	594,933
Shares redeemed	(96,518,703)	(11,764,526)
Total from Class A Shares	(8,150,963)	85,220,296
Class I Shares
Proceeds from shares sold	1,519,244,144	1,705,791,826
Proceeds from reinvestment of distributions	220,037,703	35,649,949
Shares redeemed	(1,223,121,986)	(560,126,349)
Total from Class I Shares	516,159,861	1,181,315,426
Class C Shares
Proceeds from shares sold	3,837,664	4,075,349
Proceeds from reinvestment of distributions	882,158	147,425
Shares redeemed	(2,504,539)	(1,516,356)
Total from Class C Shares	2,215,283	2,706,418
Net increase/(decrease) in net assets from capital share transactions	510,224,181	1,269,242,140
Total increase/(decrease) in net assets	56,342,365	1,527,626,031
NET ASSETS:
Beginning of period	2,687,258,570	1,159,632,539
End of period	$2,743,600,935	$2,687,258,570

The accompanying notes are an integral part of the consolidated financial statements.

32

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
SHARE TRANSACTIONS:
Class A Shares
Shares sold	5,947,542	7,470,600
Shares reinvested	1,333,752	51,509
Shares redeemed	(8,301,217)	(943,646)
Total Class A Shares	(1,019,923)	6,578,463
Class I Shares
Shares sold	123,436,456	134,098,707
Shares reinvested	18,742,564	3,054,837
Shares redeemed	(100,137,539)	(44,029,159)
Total Class I Shares	42,041,481	93,124,385
Class C Shares
Shares sold	305,269	326,237
Shares reinvested	78,764	13,117
Shares redeemed	(211,397)	(123,867)
Total Class C Shares	172,636	215,487
Net increase/(decrease) in shares outstanding	41,194,194	99,918,335

The accompanying notes are an integral part of the consolidated financial statements.

33

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A Shares
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$13.56	$11.95	$11.28	$12.45	$11.28
Net investment income/(loss)(1)	0.22	(0.19)	(0.24)	(0.11)	(0.01)
Net realized and unrealized gain/(loss) from investments	(0.60)	2.20	1.07	(0.14)	1.18
Net increase/(decrease) in net assets resulting from operations	(0.38)	2.01	0.83	(0.25)	1.17
Dividends and distributions to shareholders from:
Net investment income	(1.11)	(0.27)	(0.16)	(0.64)	—
Net realized capital gains	(0.67)	(0.13)	—	(0.28)	—
Total dividends and distributions to shareholders	(1.78)	(0.40)	(0.16)	(0.92)	—
Net asset value, end of period	$11.40	$13.56	$11.95	$11.28	$12.45
Total investment return/(loss)(2)	(3.05)%	17.40%	7.42%	(1.64)%	10.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,783	$113,480	$21,395	$14,469	$12,434
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	2.04%	2.04%	2.04%	2.04%	2.04%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	2.04%	2.04%	2.04%	2.04%	2.04%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	2.11%	2.10%	2.14%	2.15%	2.14%
Ratio of net investment income/(loss) to average net assets	1.80%	(1.47)%	(2.03)%	(0.98)%	(0.05)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

34

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I Shares
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$13.72	$12.07	$11.38	$12.55	$11.36
Net investment income/(loss)(1)	0.25	(0.15)	(0.21)	(0.09)	0.02
Net realized and unrealized gain/(loss) from investments	(0.61)	2.22	1.08	(0.14)	1.19
Net increase/(decrease) in net assets resulting from operations	(0.36)	2.07	0.87	(0.23)	1.21
Dividends and distributions to shareholders from:
Net investment income	(1.12)	(0.29)	(0.18)	(0.66)	(0.02)
Net realized capital gains	(0.67)	(0.13)	—	(0.28)	—
Total dividends and distributions to shareholders	(1.79)	(0.42)	(0.18)	(0.94)	(0.02)
Net asset value, end of period	$11.57	$13.72	$12.07	$11.38	$12.55
Total investment return/(loss)(2)	(2.83)%	17.72%	7.74%	(1.39)%	10.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,650,349	$2,564,701	$1,132,714	$883,997	$707,564
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	1.79%	1.79%	1.79%	1.79%	1.79%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	1.79%	1.79%	1.79%	1.79%	1.79%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	1.86%	1.85%	1.89%	1.90%	1.89%
Ratio of net investment income/(loss) to average net assets	2.05%	(1.22)%	(1.78)%	(0.73)%	0.20%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

35

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C Shares
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$13.12	$11.60	$10.98	$12.11	$11.06
Net investment income/(loss)(1)	0.12	(0.27)	(0.32)	(0.19)	(0.08)
Net realized and unrealized gain/(loss) from investments	(0.57)	2.13	1.05	(0.14)	1.13
Net increase/(decrease) in net assets resulting from operations	(0.45)	1.86	0.73	(0.33)	1.05
Dividends and distributions to shareholders from:
Net investment income	(1.05)	(0.21)	(0.11)	(0.52)	—
Net realized capital gains	(0.67)	(0.13)	—	(0.28)	—
Total dividends and distributions to shareholders	(1.72)	(0.34)	(0.11)	(0.80)	—
Net asset value, end of period	$10.95	$13.12	$11.60	$10.98	$12.11
Total investment return/(loss)(2)	(3.77)%	16.48%	6.72%	(2.40)%	9.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,469	$9,078	$5,524	$5,151	$4,487
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	2.79%	2.79%	2.79%	2.79%	2.79%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	2.79%	2.79%	2.79%	2.79%	2.79%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	2.86%	2.85%	2.89%	2.90%	2.89%
Ratio of net investment income/(loss) to average net assets	1.05%	(2.22)%	(2.78)%	(1.73)%	(0.80)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

36

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements

August 31, 2023

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund is authorized to offer four classes of shares, Class A Shares, Class I Shares, Class C Shares and Class T Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class T Shares are not currently available for sale.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2023, and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

CONSOLIDATION OF SUBSIDIARIES – The Managed Futures strategy is achieved by the Fund investing up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands. The Cayman Subsidiary invests all or substantially all of its assets in segregated portfolios of the Abbey Capital Offshore Fund SPC (the “SPC”), a wholly-owned subsidiary of the Cayman Subsidiary organized under the acts of the Cayman Islands. The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

The Fund may also invest a portion of its assets in segregated series of another wholly-owned subsidiary of the Fund, the Abbey Capital Onshore Series LLC (the “Onshore Subsidiary”), a Delaware series limited liability company.

The consolidated financial statements of the Fund include the financial statements of the Cayman Subsidiary, the Onshore Subsidiary and SPC. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Cayman Subsidiary and SPC were $613,222,542, which represented 22.35% of the Fund’s net assets. As of the end of the reporting period, the net assets of the Onshore Subsidiary were $609,245,254, which represented 22.21% of the Fund’s net assets.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted

37

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Abbey Capital Limited (the “Adviser” or “Abbey Capital”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$2,309,748,893	$2,309,748,893	$—	$—
Commodity Contracts
Futures Contracts	26,591,920	26,591,920	—	—
Equity Contracts
Futures Contracts	8,915,765	8,915,765	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	11,518,754	—	11,518,754	—
Futures Contracts	15,505,319	15,505,319	—	—
Interest Rate Contracts
Futures Contracts	3,839,059	3,839,059	—	—
Total Assets	$2,376,119,710	$2,364,600,956	$11,518,754	$—

38

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(17,644,260)	$(17,644,260)	$—	$—
Equity Contracts
Futures Contracts	(5,333,701)	(5,333,701)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(9,720,869)	—	(9,720,869)	—
Futures Contracts	(1,596,505)	(1,596,505)	—	—
Interest Rate Contracts
Futures Contracts	(16,400,445)	(16,400,445)	—	—
Total Liabilities	$(50,695,780)	$(40,974,911)	$(9,720,869)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Cayman Subsidiary, the SPC and the Onshore Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

39

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	$—	$—	$11,518,754	$—	$11,518,754
Futures Contracts (a)	Unrealized appreciation on futures contracts	8,915,765	3,839,058	15,505,319	26,591,919	54,852,061
Total Value- Assets		$8,915,765	$3,839,058	$27,024,073	$26,591,919	$66,370,815
Liability Derivatives
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(9,720,869)	$—	$(9,720,869)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(5,333,700)	(16,400,444)	(1,596,505)	(17,644,260)	(40,974,909)
Total Value- Liabilities		$(5,333,700)	$(16,400,444)	$(11,317,374)	$(17,644,260)	$(50,695,778)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$(36,175,149)	$38,080,700	$2,092,153	$(134,628,393)	$(130,630,689)
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	28,851,008	—	28,851,008
Total Realized Gain/(Loss)		$(36,175,149)	$38,080,700	$30,943,161	$(134,628,393)	$(101,779,681)

40

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$13,272,253	$(31,100,722)	$(10,947,084)	$3,871,118	$(24,904,435)
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	(12,077,132)	—	(12,077,132)
Total Change in Unrealized Appreciation/(Depreciation)		$13,272,253	$(31,100,722)	$(23,024,216)	$3,871,118	$(36,981,567)

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$2,946,299,254	$(7,069,243,345)	$(3,873,888,276)	$3,878,307,322

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

41

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$11,518,754	$(9,720,869)	$—	$1,797,885	$9,720,869	$(9,720,869)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

42

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The Cayman Subsidiary is registered as an “exempted company” and the SPC as an “exempted segregated portfolio company” pursuant to the Companies Act (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no act that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income. For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a “controlled foreign corporation.” The SPC is treated as an entity disregarded from its owner, the Cayman Subsidiary, for U.S. income tax purposes. The Onshore Subsidiary is treated as an entity disregarded from its owner, the Fund, for U.S. income tax purposes.

SEC RULE 18f-4 — Effective August 19, 2022, the U.S. Securities and Exchange Commission (“SEC”) implemented Rule 18f-4 under the 1940 Act (“Rule 18f-4”), providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. The Fund, as a full derivatives user (as defined in Rule 18f-4), is subject to the full requirements of Rule 18f-4. The Fund is required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts

43

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund, the SPC or Onshore Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade, but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Options — An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the

44

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, the Fund has no written options.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to potentially unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Abbey Capital Limited serves as the investment adviser to the Fund and the Cayman Subsidiary, Onshore Subsidiary and SPC. The Adviser allocates the assets of the Onshore Subsidiary and SPC (via the Cayman Subsidiary) to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

45

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2023.

Advisory Fee	Expense Caps
	Class A	Class I	Class C	Class T
1.77%	2.04%	1.79%	2.79%	2.04%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$48,673,170	$(1,932,271)	$46,740,899

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2024	August 31, 2025	August 31, 2026	Total
$1,020,929	$1,164,300	$1,932,271	$4,117,500

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Episteme Capital Partners (UK), LLP, Graham Capital Management, LP, P/E Global, LLC, R.G. Niederhoffer Capital Management, Inc., Revolution Capital Management, LLC, Systematica Investments Limited (acting as the general partner of Systematica Investments LP), Tudor Investment Corporation, Welton Investment Partners, LLC and Winton Capital Management Limited each served as a Trading Adviser to the Fund during the current fiscal period.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

46

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Board has adopted a Plan of Distribution for the Class A Shares, Class C Shares and Class T Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Class T Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated by the Company for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2023, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$2,946,372,094	$46,791,957	$(426,952,967)	$(380,161,010)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

47

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2023, primarily attributable to disallowed book income from the Cayman Subsidiary, were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$61,531,137	$(61,531,137)

As of August 31, 2023, the components of distributable earnings/(deficits) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$31,161,514	$—	$(388,866,834)	$—	$81,072,075	$—

The differences between the book and tax basis components of distributable earnings/(deficits) relate principally to the timing of recognition of income and gains of the Cayman Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2022 and August 31, 2023 was as follows:

	Ordinary Income	Long-Term Gains	Total
2023	$301,432,418	$67,524,669	$368,957,087
2022	$44,586,281	$9,689,443	$54,275,724

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2023. The Fund deferred qualified late-year losses of $81,072,075 which will be treated as arising on the first business day of the following fiscal year.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Fund had no unlimited short-term or long-term capital loss carryovers to offset future capital gains.

6. New Accounting Pronouncements and Regulatory Updates

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

48

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2023

In October 2022, the SEC adopted a final rule relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Fund is required to comply.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

Israel-Hamas Conflict Risk — The U.S.-designated terrorist group Hamas attacked Israel on October 7, 2023, resulting in an ensuing war in the region. Current hostilities and the potential for future hostilities may diminish the value, or cause significant volatility in the share price, of companies based in or having significant operations in Israel. The Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. How long the armed conflict and related events will last cannot be predicted.

49

Abbey Capital Futures Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Abbey Capital Futures Strategy Fund
and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Futures Strategy Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 30, 2023

50

Abbey Capital Futures Strategy Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2023. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2023. During the fiscal year ended August 31, 2023, the Fund paid no ordinary income dividends that are designated as “qualified dividend income” to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 23.34%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

51

Abbey Capital Futures Strategy Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Approval of Investment Advisory Agreements and Trading Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of (1) the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) each of the separate advisory agreements between the Cayman Subsidiary, the Onshore Subsidiary and SPC (the “Subsidiaries”) and Abbey Capital (collectively, the “Subsidiary Investment Advisory Agreements”), and (3) the trading advisory agreements between Abbey Capital and each of Aspect Capital Limited, Crabel Capital Management, LLP, Eclipse Capital Management, Inc., Episteme Capital Partners (UK), LLP, Graham Capital Management, LP, P/E Global, LLC, Revolution Capital Management, LLC, R.G. Niederhoffer Capital Management, Inc., Systematica Investments Limited (acting as the general partner of Systematica Investments LP), Tudor Investment Corporation, Welton Investment Partners LLC, and Winton Capital Management Limited (each, a “Trading Adviser”) (the “Trading Advisory Agreements”), at a meeting of the Board held on May 16-17, 2023 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements for an additional one-year term ending August 16, 2024. The Board’s decision to approve Investment the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of Abbey Capital, and discussed the aforementioned Agreements with counsel in executive sessions, at which no representatives of Abbey Capital, the Subsidiaries, or Trading Advisers were present. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage, as applicable, and Abbey Capital’s profitability analysis; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Fuse Research Network, LLC comparing the Fund’s management fees and total expense ratios to a group of mutual

52

Abbey Capital Futures Strategy Fund

Other Information (Continued)

(Unaudited)

funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of the Fund to the performance of its Peer Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and the Subsidiaries, as applicable.

The Directors also considered the investment performance of the Fund, noting that the Fund had outperformed its benchmark, the S&P 500 Total Return Index, for the one-year period ended March 31, 2023, and underperformed its benchmark for the three-month, five-year, and since-inception periods ended March 31, 2023. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Board noted that the Fund’s total return for the since-inception period ended December 31, 2022, outperformed the median of its Peer Group, and for the three-month, one-year, three-year, and five-year periods ended December 31, 2022, underperformed the median of its Peer Group.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that both the Fund’s net advisory fee and Fund’s total net expenses were above the median and in the 5th quintile (most expensive) of its Peer Group. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were paid directly by Abbey Capital and not by the Fund. The Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2023, to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreement, Subsidiary Investment Advisory Agreements, and Trading Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2024.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Chief Risk Officer of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included,

53

Abbey Capital Futures Strategy Fund

Other Information (Concluded)

(Unaudited)

among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also described material changes made to the Adviser Program during the Period and indicated that there were no material changes made to the Company Program during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

54

Abbey Capital Futures Strategy Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).

55

Abbey Capital Futures Strategy Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
Officers
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A

56

Abbey Capital Futures Strategy Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series in the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

57

Abbey Capital Futures Strategy Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

58

Abbey Capital Futures Strategy Fund

Privacy Notice

(Unaudited)

Abbey Capital Futures Strategy Fund

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

59

Abbey Capital Futures Strategy Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Futures Strategy Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484. You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

60

Abbey Capital Futures Strategy Fund

Privacy Notice (Concluded)

(Unaudited)

The Abbey Capital Futures Strategy Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Futures Strategy Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

61

Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AFS-AR23

Abbey Capital Multi Asset Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2023

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Unaudited)

August 31, 2023

Dear Shareholder,

The Abbey Capital Multi Asset Fund (the “Fund”) Class I Shares returned +0.38% net of fees for the 12-month fiscal year ended August 31, 2023.

Positive performance was driven by the long US equity component of the Fund’s investment strategy. The Fund’s managed futures component had negative returns over the 12-month period, with losses concentrated in energy, metals and bonds. The Fund targets approximately 100% exposure of its net assets to its managed futures strategy and approximately 50% exposure to its long US equity strategy. The Fund’s remaining net assets are allocated to its fixed income strategy. The managed futures strategy is achieved by the Fund investing up to 25% of its total assets in ACMAF Master Offshore Limited (the “ACMAF Master”), a wholly-owned subsidiary of the Fund that invests substantially all of its assets in ACMAF Offshore SPC, which is a wholly-owned and controlled segregated portfolio company and is a multi-adviser fund that invests in managed futures and foreign exchange contracts. As part of its managed futures strategy, the Fund may also invest a portion of its assets in ACMAF Onshore Series LLC, a wholly-owned subsidiary of the Fund which is a multi-adviser fund that invests in managed futures and foreign exchange contracts.

Average Total Returns for the Periods Ended August 31, 2023 (unless otherwise noted)

	2023 YTD	1 Year	Sep. 1, 2021 to Aug. 31, 2022	5 Years Annualized	Annualized since inception on April 11, 2018
Class I Shares	4.15%	0.38%	10.40%	11.15%	11.60%
Class A Shares*	4.07%	0.24%	9.99%	10.87%	11.32%
Class A Shares (max load)*	-1.88%	-5.54%	3.67%	9.57%	10.10%
Class C Shares**	3.47%	-0.63%	9.18%	10.04%	10.48%
ICE BofA 3- Month U.S. Treasury Bill Index***	3.13%	4.25%	0.37%	1.65%	1.67%
Barclay CTA Index***	0.28%	-0.38%	8.34%	4.19%	3.95%
S&P 500® Total Return Index***	18.73%	15.94%	-11.23%	11.12%	12.19%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of September 13, 2023

Source: Abbey Capital, Bloomberg and BarclayHedge

Performance quoted is past performance and does not guarantee future results. The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all of the assets of Abbey Global LP transferred to Class I Shares of the Fund. For clarity, on February 28, 2023, reference to Abbey Global LP performance was removed from the Fund’s Prospectus.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only.

1

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Unaudited) (Continued)

August 31, 2023

*

Class A Shares performance prior to its inception on February 16, 2022 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio. There is a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75% on Class A Shares.

**

Class C Shares performance prior to its inception on November 8, 2021 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio. The Fund charges a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of Class C Shares made within 12 months of purchase. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the Class C Shares redeemed or the net asset value of the Class C Shares redeemed at the time of redemption.

***

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the ICE BofA 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the table above is shown for illustrative purposes only.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively. This contractual limitation is in effect until December 31, 2023, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratios are 1.98%, 2.23% and 2.98% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively, as stated in the Fund’s current prospectus dated December 31, 2022, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Performance Analysis

The 12-month period ended August 31, 2023 was positive overall for Fund performance. The Fund’s Long US Equity strategy drove gains for the period, while the Managed Futures strategy saw losses.

Central bank monetary policy was an important driver of market moves throughout the 12-month period. Most central banks began aggressive interest rate hiking policies during the first half of 2022, and this hawkish shift in policy continued in the second half of the year and into 2023.

Inflation slowed from multi-decade highs during the period, with US inflation falling significantly from its peak in June 2022. The pace at which inflation slowed became a key focus for investors as markets tried to anticipate central bank policy responses to falling, albeit elevated, inflation. As we moved into 2023, central banks continued to raise rates, but in smaller increments. Investor focus shifted away from forecasting how high interest rates could go, and instead moved towards assessing when the peak in global central bank rates may occur and when central banks may begin to start cutting rates.

This slowdown in inflation supported equity returns. Stock markets steadied over the second half of 2022, though this period did see some notable negative and positive months as investors digested both hawkish and dovish central bank guidance. Equities then rallied strongly over the first eight months of 2023 alongside slowing inflation, generally strong corporate earnings, solid US economic data and hopes that we were approaching the end of the global rate hiking cycle.

Commodity markets were challenging for much of the period. Demand uncertainty amid a mixed global growth backdrop was a feature of several markets, with the outlook for the Chinese economy a factor within growth-sensitive markets like energy and base metals. Economic data from China was subdued for much of the period, while the reopening of the Chinese economy post-lockdowns in early 2023 ultimately stuttered and the much anticipated rebound in economic activity proved weaker than anticipated. Offsetting this uncertain demand backdrop were supply concerns in some markets, for example in crude oil where OPEC+ production cuts were a feature, as well as in several agricultural markets like cocoa and sugar. This combination of supply and demand considerations contributed to a lack of clear trends and frequent price reversals across many commodity markets.

Fund performance from September to December 2022 was negative, with choppy price moves in commodity markets, most notably energy, proving particularly challenging for the Fund. Notable losses occurred in fixed income and currencies in November 2022, when the release of weaker- than-expected US inflation data prompted a dovish revision to market expectations for Federal Reserve

2

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Unaudited) (Continued)

August 31, 2023

monetary policy going forward and a notable correction to year-to-date uptrends in yields and the US Dollar. The Long US Equity strategy was slightly negative amid choppy moves in US stocks over the period. US equities fell in September 2022 as higher-than-expected inflation, global growth concerns and a 75 basis point interest rate hike by the Federal Reserve weighed on prices. Stocks then rebounded in October and November 2022 as speculation about a slower pace of monetary policy tightening and solid earnings data boosted prices. The year-to-date sell-off in equities then resumed in December 2022 as central bank rhetoric turned hawkish once again.

Fund performance was also negative in Q1 2023 due to losses for the Managed Futures strategy. Concerns for the global banking sector in March 2023 following the collapse of Silicon Valley Bank caused a sharp move lower in yields and interest rate expectations. This was, in part, due to concerns about the impact of higher interest rates on the broader economy, and as uncertainty about whether the Federal Reserve could maintain a hawkish monetary policy stance intensified. This sharp reversal in yields was negative for the Managed Futures strategy which held short positions across several fixed income contracts.

The Long US equity strategy was positive in Q1 2023 as US equities rallied for the 2nd straight quarter, despite the volatility in the banking sector, as declining US inflation data and solid US economic data helped to support prices.

The performance backdrop for the Fund improved from April to August 2023. Longer-term price trends re-emerged in currencies and fixed income as expectations for central bank monetary policy turned more hawkish and concerns about the health of the banking sector eased which resulted in gains for the Managed Futures strategy. Equities broadly rallied for the period with outperformance of technology stocks and strong US economic data key drivers of markets. This proved profitable for the Fund’s Long US Equity strategy while the Managed Futures strategy was mixed, ultimately seeing losses.

For the 12-month period overall, the Fund’s positive performance was driven by the Long US Equity strategy while performance for the Managed Futures strategy was negative.

The Long US Equity strategy recorded gains as the S&P 500 Index rose +13.6% over the 12-month period. The sharp uptick in technology stocks from the start of 2023 onwards helped the S&P 500 Index to rally, as the potential for an artificial intelligence technologies boom supported stocks such as NVIDIA. Stronger-than-expected US economic data acted as a further tailwind for prices, as investors speculated on the potential for a “soft landing” for the US economy, despite multiple interest rate hikes by the US Federal Reserve.

The Fund’s Managed Futures strategy saw losses over the 12-month period, with the largest losses occurring in metals. Price moves were often range-bound with the Fund’s sub-advisers suffering from sharp price reversals at times. In precious metals, positioning in silver and gold transitioned between long and short as sustained price trends failed to emerge, leading to steady losses throughout the period. Prices of both metals responded to the fluctuating value of the US Dollar and choppiness in global yields. Negative performance in copper was more concentrated in March and April 2023, when long positions incurred losses as prices fell in response to weak Chinese economic data, risk-off sentiment in markets amid banking sector concerns and US-China tensions.

Negative performance in energy was concentrated in crude oil and distillate futures contracts. Prices proved choppy over the period owing to a lack of clear trends and frequent price reversals occurring. Demand-side factors behind these price moves included global demand uncertainty and the subdued economic performance in China following the reopening of the nation’s economy, while OPEC+ policy changes impacted global supplies at different times.

Fixed income was a negative sector for the Fund during the 12-month period, with losses in bonds outweighing gains in interest rates. Several shifts for expectations around central bank policy proved tricky for the Fund’s sub-advisers, with losses concentrated in German and Australian government bond contracts. The largest losses occurred in March as yields fell following the fall- out from the collapse of Silicon Valley Bank.

In contrast to the Long US Equity strategy, trading in equities proved difficult for the Fund’s Managed Futures strategy. Losses were concentrated in March and August 2023 as reversals to uptrends in the sector at those times resulted in losses. The sell-off in March 2023 amid the mounting concerns for the banking sector resulted in losses from long positions. A more hawkish monetary policy outlook in August 2023 saw global indices fall leading to further losses for the Fund’s long exposures.

Agricultural commodities was another negative sector for the Fund during the 12-month period. Losses in corn, soybean and coffee futures contracts were partially offset by gains in sugar and cocoa. Soybean losses stemmed from long positions while mixed positioning in response to range- bound price moves in corn and coffee also incurred losses for the Fund. Long positions in sugar and cocoa generated positive performance as prices in both commodities rose to multi-year highs in 2023 owing to weather-related supply concerns.

3

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Unaudited) (Concluded)

August 31, 2023

Positively, the Manged Futures strategy did see partially offsetting gains in currencies over the 12- month period. Gains were concentrated in long positions in the Mexican Peso and short positions in the Japanese Yen relative to the US Dollar. The Mexican Peso rallied over the period owing to strong Mexican economic data and rate increases by the Bank of Mexico which led to an attractive carry relative to US yields. In addition, robust US economic data was a further tailwind given the close links between the Mexican and US economies. Meanwhile, the Japanese Yen weakened over the period as the Bank of Japan remained an outlier relative to global peers as it persisted with its dovish policies of yield curve control and negative interest rates.

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in ACMAF Master, a wholly-owned subsidiary of the Fund that invests substantially all of its assets in ACMAF Offshore SPC, which is a wholly-owned and controlled segregated portfolio company that invests in managed futures and foreign exchange contracts. The Fund may also invest a portion of its assets into ACMAF Onshore Series LLC, which is a multi-adviser fund that invests in managed futures and foreign exchange contracts. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Multi Asset Fund is distributed by Quasar Distributors, LLC.

This report is submitted for general information to the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

4

Abbey Capital Multi Asset Fund

Performance Data

August 31, 2023 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Multi Asset Fund - Class A Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index,
S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 initial investment in the Fund made on April 11, 2018 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to February 16, 2022 is Class I Shares performance adjusted for Class A shares expense ratio). Class A Shares growth of a hypothetical investment of $10,000 is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2023
	One Year	Three Years	Five Years	Since Inception††
Class A Shares (without sales charge) (Pro forma April 11, 2018 to February 16, 2022)	0.24%	9.60%	10.87%*	11.32%*
Class A Shares (with sales charge) (Pro forma April 11, 2018 to February 16, 2022)	-5.54%	7.46%	9.57%*	10.10%*
S&P 500® Total Return Index	15.94%	10.52%	11.12%	12.19%**
ICE BofA 3-Month U.S. Treasury Bill Index***	4.25%	1.55%	1.65%	1.67%**
Barclay CTA Index***	-0.38%	5.01%	4.19%	3.95%**

††	Inception date of Class A Shares of the Fund was February 16, 2022 and the inception date of the Fund was April 11, 2018. Performance information is from the inception date of the Fund.
*	Class A Shares performance prior to its inception on February 16, 2022 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.
**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.
***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

5

Abbey Capital Multi Asset Fund

Performance Data (Continued)

August 31, 2023 (Unaudited)

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Without the limitation arrangement, the gross expense ratio is 2.23% for Class A Shares as stated in the current prospectus, as supplemented (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

6

Abbey Capital Multi Asset Fund

Performance Data (Continued)

August 31, 2023 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Multi Asset Fund - Class I Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index,
S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $1,000,000 minimum initial investment in the Fund made on April 11, 2018 and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2023
	One Year	Three Years	Five Years	Since Inception††
Class I Shares	0.38%	9.88%	11.15%	11.60%
S&P 500® Total Return Index	15.94%	10.52%	11.12%	12.19%*
ICE BofA 3-Month U.S. Treasury Bill Index**	4.25%	1.55%	1.65%	1.67%*
Barclay CTA Index**	-0.38%	5.01%	4.19%	3.95%*

††	Inception date of Class I Shares of the Fund was April 11, 2018.
*	Performance is from the inception date of the Fund only and is not the inception date of the index itself.
**	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 1.98% for Class I Shares, as stated in the current prospectus, as supplemented (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

7

Abbey Capital Multi Asset Fund

Performance Data (Continued)

August 31, 2023 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Multi Asset Fund - Class C Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index,
S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 minimum initial investment in the Fund made on April 11, 2018 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to November 8, 2021 is Class I Shares performance adjusted for Class C Shares expense ratio). Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2023
	One Year	Three Years	Five Years	Since Inception††
Class C Shares (without contingent deferred sales charge) (Pro forma April 11, 2018 to November 8, 2021)	-0.63%	8.78%	10.04%*	10.48%*
Class C Shares (with contingent deferred sales charge) (Pro forma April 11, 2018 to November 8, 2021)	-1.58%	8.78%	10.04%*	10.48%*
S&P 500® Total Return Index	15.94%	10.52%	11.12%	12.19%**
ICE BofA 3-Month U.S. Treasury Bill Index***	4.25%	1.55%	1.65%	1.67%**
Barclay CTA Index***	-0.38%	5.01%	4.19%	3.95%**

††	Inception date of Class C Shares of the Fund was November 8, 2021 and the inception date of the Fund was April 11, 2018. Performance information is from the inception date of the Fund.
*	Class C Shares performance prior to its inception on November 8, 2021 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.
**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.
***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

8

Abbey Capital Multi Asset Fund

Performance Data (Concluded)

August 31, 2023 (Unaudited)

The Fund charges a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of Class C Shares made within 12 months of purchase. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the Class C Shares redeemed or the net asset value of the Class C Shares redeemed at the time of redemption.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Without the limitation arrangement, the gross expense ratio is 2.98% for Class C Shares, as stated in the current prospectus, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the ICE BofA 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 412 programs included in the calculation of the Barclay CTA Index for 2023. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

ICE BofA 3-Month U.S. Treasury Bill Index

The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

9

Abbey Capital Multi Asset Fund

Fund Expense Example

August 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023, and held for the entire period.

ACTUAL EXPENSES

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
Actual
Class A Shares	$1,000.00	$1,012.30	$10.35	2.04%	1.23%
Class I Shares	1,000.00	1,013.20	9.08	1.79%	1.32%
Class C Shares	1,000.00	1,008.00	14.12	2.79%	0.80%
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,014.92	$10.36	2.04%	N/A
Class I Shares	1,000.00	1,016.18	9.10	1.79%	N/A
Class C Shares	1,000.00	1,011.14	14.14	2.79%	N/A

(1)

Expenses are equal to the Fund’s Class A Shares, Class I Shares, and Class C Shares annualized six-month expense ratios for the period March 1, 2023 through August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values in the first section in the table are based on the actual six-month total investment return for the Fund’s respective share classes.

(2)	Ratios reflect expenses waived by the Fund’s investment adviser. Without these waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

10

Abbey Capital Multi Asset Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2023 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	80.2%	$404,228,398
Money Market Deposit Account	2.0	9,953,519
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures and forward foreign currency contracts)	17.8	89,832,794
NET ASSETS	100.0%	$504,014,711

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” Strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
11

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments

August 31, 2023

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 80.2%
U.S. TREASURY OBLIGATIONS — 80.2%
U.S. Treasury Bills	5.125%	09/07/23	$13,804	$13,791,882
U.S. Treasury Bills	4.903%	09/14/23	6,196	6,184,261
U.S. Treasury Bills	4.992%	09/21/23	1,579	1,574,374
U.S. Treasury Bills	4.878%	09/28/23	7,420	7,390,589
U.S. Treasury Bills	4.970%	10/05/23	4,591	4,568,088
U.S. Treasury Bills	4.977%	10/12/23	26,873	26,711,021
U.S. Treasury Bills	5.055%	10/19/23	17,142	17,021,321
U.S. Treasury Bills	5.084%	10/26/23	45,697	45,327,766
U.S. Treasury Bills	5.081%	11/02/23	9,485	9,398,872
U.S. Treasury Bills	5.125%	11/09/23	18,719	18,529,510
U.S. Treasury Bills	5.346%	11/16/23	13,369	13,219,981
U.S. Treasury Bills	5.436%	11/24/23	24,658	24,352,477
U.S. Treasury Bills	5.471%	11/30/23	14,783	14,586,756
U.S. Treasury Bills	5.403%	12/07/23	16,110	15,879,734
U.S. Treasury Bills	5.365%	12/14/23	18,934	18,647,244
U.S. Treasury Bills	5.453%	12/21/23	9,970	9,807,689
U.S. Treasury Bills	5.516%	12/28/23	8,407	8,261,503
U.S. Treasury Bills	5.519%	01/04/24	15,954	15,661,509
U.S. Treasury Bills	5.495%	01/11/24	11,099	10,884,123
U.S. Treasury Bills	5.526%	01/18/24	6,748	6,610,474
U.S. Treasury Bills	5.533%	01/25/24	29,324	28,696,077
U.S. Treasury Bills	5.510%	02/01/24	7,749	7,575,475
U.S. Treasury Bills	5.523%	02/08/24	25,223	24,631,660
U.S. Treasury Bills	5.534%	02/15/24	11,498	11,216,375
U.S. Treasury Bills	5.573%	02/22/24	37,299	36,346,051
U.S. Treasury Bills	5.554%	02/29/24	7,554	7,353,586
TOTAL U.S. TREASURY OBLIGATIONS ($404,381,600)				404,228,398

	Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 2.0%
U.S. Bank Money Market Deposit Account, 5.20% (United States)(a)	9,954	9,953,519
TOTAL MONEY MARKET DEPOSIT ACCOUNT
(Cost $9,953,519)		9,953,519

TOTAL SHORT-TERM INVESTMENTS
(Cost $414,335,119)		414,181,917
TOTAL INVESTMENTS — 82.2%
(Cost $414,335,119)		414,181,917

OTHER ASSETS IN EXCESS OF LIABILITIES — 17.8%		89,832,794
NET ASSETS — 100.0%		$504,014,711

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of the consolidated financial statements.
12

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Futures contracts outstanding as of August 31, 2023 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-23	91	$9,187,251	$(46,572)
Brent Crude Futures	Nov-23	55	4,775,650	131,080
Brent Crude Futures	Dec-23	14	1,207,220	80,100
Brent Crude Futures	Jan-24	8	685,120	27,560
Brent Crude Oil Last Day	Nov-23	5	434,150	18,620
CAC40 10 Euro Futures	Sep-23	140	11,125,339	44,694
CAD Currency Futures	Sep-23	51	3,773,235	15,500
Canola Futures (Winnipeg Commodity Exchange)	Nov-23	2	23,940	391
Canola Futures (Winnipeg Commodity Exchange)	Jan-24	8	96,377	(303)
Cattle Feeder Futures	Oct-23	15	1,920,188	33,075
Cattle Feeder Futures	Nov-23	5	644,125	8,588
CHF Currency Futures	Sep-23	2	283,488	(4,263)
Cocoa Futures	Dec-23	112	4,074,560	183,580
Cocoa Futures	Mar-24	48	1,751,040	63,090
Cocoa Futures ICE	Dec-23	43	1,606,937	177,263
Cocoa Futures ICE	Mar-24	23	845,830	63,429
Cocoa Futures ICE	May-24	1	36,028	2,888
Coffee Robusta Futures	Nov-23	10	248,900	(2,230)
Cotton No.2 Futures	Dec-23	107	4,698,370	50,325
Cotton No.2 Futures	Mar-24	1	43,865	1,490
DAX Index Futures	Sep-23	46	19,950,824	(65,007)
DAX-Mini Futures	Sep-23	1	86,743	943
DJIA Mini E-CBOT	Sep-23	110	19,135,049	(180,126)
Dollar Index	Sep-23	116	12,016,091	16,945
E-Mini Crude Oil	Oct-23	3	125,445	4,633
E-Mini Energy Select Futures	Sep-23	1	93,140	(1,310)
E-mini S&P 500 ESG Futures	Sep-23	2	401,100	3,060
EUR Foreign Exchange Currency Futures	Sep-23	165	22,383,280	(98,944)
Euro STOXX 50	Sep-23	281	13,141,832	(60,398)
Euro STOXX Banks Futures	Sep-23	22	133,592	(277)
Euro/JPY Futures	Sep-23	72	9,740,747	304,186
Euro-Bobl Futures	Sep-23	9	1,133,137	1,193
Euro-BTP Futures	Sep-23	17	2,136,867	7,656
Euro-BTP Futures	Dec-23	3	346,453	943
Euro-Bund Futures	Sep-23	2	288,850	661
FTSE 100 Index Futures	Sep-23	27	2,552,446	(7,005)
FTSE KLCI Futures	Sep-23	1	15,426	(81)
FTSE Taiwan Index	Sep-23	31	1,776,300	7,945
FTSE/JSE TOP 40	Sep-23	4	146,192	(3,789)
FTSE/MIB Index Futures	Sep-23	38	5,950,467	114,106
Gasoline RBOB Futures	Oct-23	101	10,884,548	(55,773)
Gasoline RBOB Futures	Nov-23	22	2,291,797	24,305
Gasoline RBOB Futures	Dec-23	2	201,877	6,682
Gasoline RBOB Futures	Jan-24	2	198,727	2,499
GBP Currency Futures	Sep-23	84	6,649,125	(22,409)
Gold 100 Oz Futures	Dec-23	28	5,504,520	53,620
IBEX 35 Index Futures	Sep-23	5	517,003	6,788
IFSC Nifty 50 Futures	Sep-23	31	1,205,838	(544)

The accompanying notes are an integral part of the consolidated financial statements.
13

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-23	4	$4,036,427	$(756)
JPY Currency Futures	Sep-23	42	3,618,300	13,075
Live Cattle Futures	Oct-23	92	6,654,360	(8,860)
Live Cattle Futures	Dec-23	43	3,178,560	38,340
Live Cattle Futures	Feb-24	29	2,190,660	21,210
Live Cattle Futures	Apr-24	8	616,560	1,900
LME Aluminum Forward	Sep-23	1	54,070	(2,193)
LME Aluminum Forward	Sep-23	1	54,163	(404)
LME Aluminum Forward	Sep-23	843	45,811,780	(703,460)
LME Aluminum Forward	Sep-23	1	54,363	(333)
LME Aluminum Forward	Sep-23	5	272,469	(2,064)
LME Aluminum Forward	Oct-23	6	327,188	7,388
LME Aluminum Forward	Oct-23	1	54,567	1,192
LME Aluminum Forward	Oct-23	1	54,620	20
LME Aluminum Forward	Oct-23	2	109,261	664
LME Aluminum Forward	Oct-23	4	218,563	(6,858)
LME Aluminum Forward	Oct-23	1	54,739	957
LME Aluminum Forward	Oct-23	1	54,925	(2,200)
LME Aluminum Forward	Nov-23	1	55,056	1,281
LME Aluminum Forward	Nov-23	3	165,113	2,888
LME Aluminum Forward	Dec-23	145	8,037,531	80,228
LME Copper Forward	Sep-23	1	211,139	6,714
LME Copper Forward	Sep-23	3	631,516	(3,497)
LME Copper Forward	Sep-23	2	421,000	(7,063)
LME Copper Forward	Sep-23	179	37,679,499	285,829
LME Copper Forward	Sep-23	2	420,535	(10,128)
LME Copper Forward	Sep-23	4	841,000	(4,612)
LME Copper Forward	Oct-23	2	420,546	(12,429)
LME Copper Forward	Oct-23	2	420,600	(10,025)
LME Copper Forward	Oct-23	1	210,263	138
LME Copper Forward	Oct-23	1	210,275	(2,150)
LME Copper Forward	Oct-23	1	210,400	(1,264)
LME Copper Forward	Nov-23	2	420,885	(17,665)
LME Copper Forward	Nov-23	2	420,975	(2,553)
LME Copper Forward	Nov-23	1	210,450	(1,283)
LME Copper Forward	Dec-23	33	6,953,100	60,313
LME Lead Forward	Sep-23	2	112,670	5,970
LME Lead Forward	Sep-23	284	15,995,589	868,796
LME Lead Forward	Sep-23	2	112,395	5,033
LME Lead Forward	Sep-23	2	111,795	4,179
LME Lead Forward	Oct-23	2	111,429	3,597
LME Lead Forward	Oct-23	1	55,698	2,910
LME Lead Forward	Oct-23	1	55,635	3,335
LME Lead Forward	Oct-23	1	55,560	1,523
LME Lead Forward	Nov-23	2	111,045	1,295
LME Lead Forward	Nov-23	2	110,875	1,438
LME Lead Forward	Nov-23	1	55,450	1,417
LME Lead Forward	Dec-23	55	3,052,363	154,395
LME Nickel Forward	Sep-23	2	245,007	(8,209)

The accompanying notes are an integral part of the consolidated financial statements.
14

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Nickel Forward	Sep-23	1	$120,607	$(6,983)
LME Nickel Forward	Sep-23	1	120,616	(10,574)
LME Nickel Forward	Sep-23	1	120,634	(18,896)
LME Nickel Forward	Sep-23	6	724,068	(51,126)
LME Nickel Forward	Oct-23	2	241,956	(25,612)
LME Nickel Forward	Oct-23	1	121,134	(3,786)
LME Nickel Forward	Oct-23	1	121,338	(9,192)
LME Zinc Forward	Sep-23	1	60,488	(1,663)
LME Zinc Forward	Sep-23	1	60,529	(1,310)
LME Zinc Forward	Sep-23	2	121,075	(2,575)
LME Zinc Forward	Sep-23	117	7,082,888	(28,028)
LME Zinc Forward	Oct-23	1	60,675	(1,550)
LME Zinc Forward	Oct-23	2	121,438	(2,613)
LME Zinc Forward	Oct-23	2	121,488	(5,938)
LME Zinc Forward	Nov-23	1	60,763	(500)
LME Zinc Forward	Dec-23	3	182,513	2,983
Low Sulphur Gasoil G Futures	Oct-23	42	3,709,650	(7,775)
Low Sulphur Gasoil G Futures	Nov-23	8	685,400	5,525
Low Sulphur Gasoil G Futures	Dec-23	2	165,850	1,750
Low Sulphur Gasoil G Futures	Jan-24	2	163,150	(450)
Micro E-mini Dow Jones Index Futures	Sep-23	2	34,791	(596)
Micro E-mini Nasdaq 100 Index Futures	Sep-23	1	31,077	(94)
Micro EUR/USD Futures	Sep-23	1	13,566	46
Mini FTSE/MIB Pound Futures	Sep-23	2	62,637	2,363
Mini TOPIX Index Futures	Sep-23	6	96,106	3,796
MSCI EAFE Index Futures	Sep-23	5	527,325	(13,870)
MXN Currency Futures	Sep-23	258	7,578,750	145,705
Nasdaq 100 E-Mini	Sep-23	95	29,523,149	361,975
Natural Gas Futures	Oct-23	2	55,360	(1,410)
Nikkei 225 (Chicago Mercantile Exchange)	Sep-23	5	812,500	(1,600)
Nikkei 225 (Osaka Securities Exchange)	Sep-23	6	1,344,788	14,227
Nikkei 225 (Singapore Exchange)	Sep-23	241	26,999,552	164,911
Nikkei 225 Mini	Sep-23	67	1,501,680	16,733
Nikkei/Yen Futures	Sep-23	4	446,751	7,681
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-23	73	9,544,765	230,433
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-23	9	1,147,646	13,562
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-23	4	493,181	15,229
NY Harbor Ultra-Low Sulfur Diesel Futures	Jan-24	1	121,040	1,336
OMX Helsinki All-Share Index Futures	Sep-23	1	19,144	182
OMX Stockholm 30 Index Futures	Sep-23	108	2,159,310	1,688
Palm Oil Futures	Nov-23	3	64,817	1,466
Palm Oil Futures	Dec-23	1	21,735	1,051
Platinum Standard Futures	Aug-24	1	2,248,445	(55)
Rough Rice Futures	Nov-23	1	33,380	1,780
Russell 2000 E-Mini	Sep-23	24	2,281,920	(36,250)
S&P 500 E-Mini Futures	Sep-23	1	22,580	834
S&P 500 E-Mini Futures	Sep-23	1,375	310,474,999	5,797,498
S&P Mid 400 E-Mini	Sep-23	2	529,740	(4,690)
S&P/TSX 60 IX Futures	Sep-23	12	2,223,372	(17,377)

The accompanying notes are an integral part of the consolidated financial statements.
15

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
SET50 Index Futures	Sep-23	43	$233,951	$(1,392)
SGX Iron Ore 62% Futures	Oct-23	52	593,632	16,587
Silver Futures	Dec-23	18	2,233,080	(13,645)
Silver Futures	Mar-24	1	125,880	(1,820)
Soybean Futures	Nov-23	136	9,307,500	(166,245)
Soybean Futures	Jan-24	7	483,700	(200)
Soybean Futures	Mar-24	90	6,233,625	87,388
Soybean Meal Futures	Dec-23	15	606,000	(10,290)
Soybean Meal Futures	Jan-24	3	120,420	(1,370)
Soybean Oil Futures	Dec-23	17	637,296	11,172
Soybean Oil Futures	Jan-24	4	148,416	6,516
Soybean Oil Futures	Mar-24	2	73,452	10,398
SPI 200 Futures	Sep-23	51	6,010,137	21,561
STOXX 50 Futures	Sep-23	1	43,114	43
STOXX Dividend Futures	Dec-24	1	15,875	1,594
STOXX Europe 600 ESG-X Index Futures	Sep-23	5	92,658	(737)
STOXX Europe 600 Index	Sep-23	18	448,238	1,363
STOXX Europe 600 Utilities Index	Sep-23	1	20,245	(694)
Sugar No. 11 (World)	Oct-23	104	2,918,989	549
Sugar No. 11 (World)	Mar-24	227	6,465,323	51,766
Sugar No. 11 (World)	May-24	24	645,658	(10,506)
Sugar No. 11 (World)	Jul-24	1	25,592	(683)
Topix Index Futures	Sep-23	36	5,766,384	194,993
UK Natural Gas Futures	Oct-23	5	168,334	(22,600)
USD/BRL Futures	Oct-23	1	20,105	(280)
White Sugar ICE	Oct-23	3	107,280	2,810
White Sugar ICE	Dec-23	5	175,775	595
WTI Crude Futures	Oct-23	134	11,206,419	386,029
WTI Crude Futures	Nov-23	8	663,680	41,380
WTI Crude Futures	Dec-23	6	493,560	35,310
WTI Crude Futures	Jan-24	3	244,740	6,580
WTI Crude Futures IPE	Oct-23	2	167,260	5,740
				$8,866,979

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
1-Month SOFR Future	Jan-24	3	$(1,182,532)	$(83)
3-Month Euro Euribor	Dec-23	21	(5,473,103)	(339)
3-Month Euro Euribor	Mar-24	30	(7,826,038)	6,194
3-Month Euro Euribor	Jun-24	430	(112,388,853)	(162,626)
3-Month Euro Euribor	Sep-24	16	(4,191,670)	(4,039)
3-Month Euro Euribor	Dec-24	280	(73,506,033)	(173,173)
3-Month Euro Euribor	Mar-25	12	(3,154,813)	(4,188)
3-Month Euro Euribor	Jun-25	39	(10,263,714)	(15,588)
3-Month Euro Euribor	Sep-25	11	(2,897,130)	(5,991)

The accompanying notes are an integral part of the consolidated financial statements.
16

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Dec-25	10	$(2,635,381)	$(5,896)
3-Month Euro Euribor	Mar-26	1	(263,660)	840
3-Month Euro Euribor	Jun-26	84	(22,154,282)	(47,684)
3-Month SOFR Futures	Mar-24	573	(135,800,999)	73,588
3-Month SOFR Futures	Jun-24	65	(15,456,188)	20,775
3-Month SOFR Futures	Sep-24	22	(5,251,675)	23,938
3-Month SOFR Futures	Dec-24	224	(53,664,799)	197,525
3-Month SOFR Futures	Mar-25	98	(23,544,500)	41,163
3-Month SOFR Futures	Jun-25	20	(4,813,750)	2,888
3-Month SOFR Futures	Sep-25	19	(4,577,338)	2,300
3-Month SOFR Futures	Dec-25	18	(4,338,225)	(1,100)
3-Month SOFR Futures	Mar-26	115	(27,723,625)	(24,775)
3-Month SONIA Index Futures	Dec-23	27	(8,062,650)	(18,036)
3-Month SONIA Index Futures	Mar-24	784	(234,103,041)	(280,992)
3-Month SONIA Index Futures	Jun-24	69	(20,627,494)	(40,458)
3-Month SONIA Index Futures	Sep-24	19	(5,692,069)	(5,558)
3-Month SONIA Index Futures	Dec-24	14	(4,204,576)	(887)
3-Month SONIA Index Futures	Mar-25	63	(18,960,495)	(24,148)
3-Month SONIA Index Futures	Jun-25	16	(4,823,471)	(7,680)
3-Month SONIA Index Futures	Sep-25	15	(4,528,655)	(3,769)
3-Month SONIA Index Futures	Dec-25	11	(3,325,020)	(2,708)
3-Month SONIA Index Futures	Mar-26	57	(17,246,798)	(41,646)
90-DAY Bank Bill	Sep-23	5	(3,206,932)	(1,768)
90-DAY Bank Bill	Dec-23	9	(5,771,068)	(4,830)
90-DAY Bank Bill	Mar-24	45	(28,853,934)	(9,430)
90-DAY Bank Bill	Jun-24	10	(6,412,142)	(3,127)
90-DAY Bank Bill	Sep-24	7	(4,489,595)	(2,596)
90-DAY Bank Bill	Dec-24	5	(3,207,793)	(1,456)
90-DAY Bank Bill	Mar-25	3	(1,925,193)	(1,065)
AUD/USD Currency Futures	Sep-23	302	(19,563,560)	279,505
Australian 10-Year Bond Futures	Sep-23	156	(11,742,713)	(115,385)
Australian 3-Year Bond Futures	Sep-23	505	(34,811,271)	(127,355)
Bank Acceptance Futures	Mar-24	22	(3,844,953)	9,223
Bank Acceptance Futures	Jun-24	23	(4,025,043)	12,480
Bank Acceptance Futures	Sep-24	16	(2,808,763)	9,917
Bank Acceptance Futures	Dec-24	12	(2,112,345)	6,679
Bank Acceptance Futures	Mar-25	7	(1,235,180)	3,663
Bank Acceptance Futures	Jun-25	5	(1,194,593)	(93)
CAD Currency Futures	Sep-23	326	(24,119,110)	(36,735)
Canada 5-Year Bond Futures	Dec-23	1	(81,328)	(481)
Canadian 10-Year Bond Futures	Dec-23	179	(15,805,573)	(93,088)
CHF Currency Futures	Sep-23	131	(18,568,431)	(3,231)
Coffee ‘C’ Futures	Dec-23	71	(4,113,563)	79,181
Coffee ‘C’ Futures	Mar-24	13	(758,794)	7,050
Coffee ‘C’ Futures	May-24	6	(352,350)	6,413
Copper Futures	Dec-23	22	(2,102,100)	(12,908)
Copper Futures	Mar-24	2	(192,200)	(1,913)
Corn Futures	Dec-23	308	(7,365,050)	115,365
Corn Futures	Mar-24	189	(4,668,300)	162,138

The accompanying notes are an integral part of the consolidated financial statements.
17

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Corn Futures	May-24	11	$(276,375)	$7,738
DAX Index Futures	Sep-23	3	(1,301,141)	(28,464)
Dutch TTF Gas Futures	Oct-23	10	(282,979)	67,903
E-Mini Consumer Staples Select Futures	Sep-23	2	(146,340)	310
E-Mini Financial Select Futures	Sep-23	1	(105,925)	(1,038)
E-Mini Materials Select Futures	Sep-23	1	(87,850)	(2,830)
E-Mini Natural Gas	Oct-23	1	(6,920)	(270)
E-Mini S&P 500 Real Estate Futures	Sep-23	1	(45,325)	438
E-Mini Utilities Select Futures	Sep-23	2	(126,780)	4,150
EUR Foreign Exchange Currency Futures	Sep-23	4	(542,625)	1,419
Euro BUXL 30-Year Bond Futures	Sep-23	21	(3,046,811)	(36,868)
Euro BUXL 30-Year Bond Futures	Dec-23	11	(1,472,436)	(13,836)
Euro-Bobl Futures	Sep-23	185	(23,292,255)	(88,678)
Euro-Bobl Futures	Dec-23	428	(54,142,967)	(231,498)
Euro-BTP Futures	Sep-23	38	(4,776,526)	(32,986)
Euro-Bund Futures	Sep-23	59	(8,521,064)	(56,386)
Euro-Bund Futures	Dec-23	183	(26,017,550)	(122,087)
Euro-Oat Futures	Sep-23	59	(8,183,266)	(56,430)
European Climate Exchange Futures	Dec-23	3	(278,982)	3,622
Euro-Schatz Futures	Sep-23	345	(39,325,532)	(1,377)
FTSE 100 Index Futures	Sep-23	192	(18,150,724)	(226,441)
FTSE China A50 Index	Sep-23	118	(1,488,924)	(4,494)
FTSE KLCI Futures	Sep-23	2	(30,851)	(108)
FTSE/JSE TOP 40	Sep-23	3	(109,644)	(326)
Gold 100 Oz Futures	Dec-23	186	(36,565,739)	(443,365)
Gold 100 Oz Futures	Feb-24	2	(397,260)	(8,770)
Hang Seng China Enterprises Index Futures	Sep-23	19	(764,254)	(1,243)
Hang Seng Index Futures	Sep-23	81	(9,452,677)	(52,720)
Hang Seng TECH Futures	Sep-23	2	(53,402)	204
INR/USD Futures	Sep-23	1	(24,148)	62
JPY Currency Futures	Sep-23	688	(59,271,199)	1,761,826
Kansas City Hard Red Winter Wheat Futures	Dec-23	14	(509,075)	17,875
Kansas City Hard Red Winter Wheat Futures	Mar-24	2	(73,375)	2,663
Lean Hogs Futures	Oct-23	9	(297,180)	(13,170)
Lean Hogs Futures	Dec-23	85	(2,527,050)	(47,960)
Lean Hogs Futures	Feb-24	2	(62,960)	740
LME Aluminum Forward	Sep-23	1	(54,070)	(237)
LME Aluminum Forward	Sep-23	1	(54,163)	1,288
LME Aluminum Forward	Sep-23	843	(45,811,780)	737,291
LME Aluminum Forward	Sep-23	1	(54,363)	1,163
LME Aluminum Forward	Sep-23	5	(272,469)	(781)
LME Aluminum Forward	Oct-23	6	(327,188)	1,139
LME Aluminum Forward	Oct-23	1	(54,567)	415
LME Aluminum Forward	Oct-23	1	(54,620)	387
LME Aluminum Forward	Oct-23	2	(109,261)	422
LME Aluminum Forward	Oct-23	4	(218,563)	(507)
LME Aluminum Forward	Oct-23	1	(54,739)	99
LME Aluminum Forward	Oct-23	1	(54,925)	(1,080)
LME Aluminum Forward	Nov-23	1	(55,056)	(731)

The accompanying notes are an integral part of the consolidated financial statements.
18

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Aluminum Forward	Nov-23	1	$(55,056)	$(994)
LME Aluminum Forward	Nov-23	3	(165,113)	(4,825)
LME Aluminum Forward	Nov-23	6	(331,125)	(8,160)
LME Aluminum Forward	Dec-23	265	(14,689,281)	(197,606)
LME Copper Forward	Sep-23	1	(211,139)	(3,214)
LME Copper Forward	Sep-23	3	(631,516)	16,883
LME Copper Forward	Sep-23	179	(37,679,499)	(599,842)
LME Copper Forward	Sep-23	2	(421,000)	(5,575)
LME Copper Forward	Sep-23	2	(420,535)	(7,748)
LME Copper Forward	Sep-23	4	(841,000)	(22,769)
LME Copper Forward	Oct-23	2	(420,546)	(3,133)
LME Copper Forward	Oct-23	2	(420,600)	2,540
LME Copper Forward	Oct-23	1	(210,263)	6,281
LME Copper Forward	Oct-23	1	(210,275)	6,271
LME Copper Forward	Oct-23	1	(210,400)	5,045
LME Copper Forward	Nov-23	3	(631,328)	10,690
LME Copper Forward	Nov-23	2	(421,004)	(6,316)
LME Copper Forward	Nov-23	1	(210,510)	(560)
LME Copper Forward	Nov-23	2	(420,975)	(8,150)
LME Copper Forward	Nov-23	1	(210,450)	(5,813)
LME Copper Forward	Dec-23	50	(10,535,000)	(96,122)
LME Lead Forward	Sep-23	2	(112,670)	(4,883)
LME Lead Forward	Sep-23	284	(15,995,590)	(1,370,044)
LME Lead Forward	Sep-23	2	(112,395)	(7,645)
LME Lead Forward	Sep-23	2	(111,795)	(7,295)
LME Lead Forward	Oct-23	2	(111,429)	(8,054)
LME Lead Forward	Oct-23	1	(55,698)	(1,637)
LME Lead Forward	Oct-23	1	(55,635)	(1,857)
LME Lead Forward	Oct-23	1	(55,560)	(1,808)
LME Lead Forward	Nov-23	2	(111,045)	(5,495)
LME Lead Forward	Nov-23	2	(110,875)	(1,350)
LME Lead Forward	Dec-23	4	(221,990)	(6,128)
LME Nickel Forward	Sep-23	2	(245,007)	6,687
LME Nickel Forward	Sep-23	1	(120,607)	6,447
LME Nickel Forward	Sep-23	1	(120,616)	6,288
LME Nickel Forward	Sep-23	1	(120,634)	6,445
LME Nickel Forward	Sep-23	6	(724,068)	34,913
LME Nickel Forward	Oct-23	2	(241,956)	2,844
LME Nickel Forward	Oct-23	1	(121,134)	12,858
LME Nickel Forward	Oct-23	1	(121,338)	12,750
LME Nickel Forward	Dec-23	3	(366,318)	5,420
LME Zinc Forward	Sep-23	1	(60,488)	(1,375)
LME Zinc Forward	Sep-23	1	(60,529)	(1,448)
LME Zinc Forward	Sep-23	117	(7,082,888)	239,857
LME Zinc Forward	Sep-23	2	(121,075)	(2,188)
LME Zinc Forward	Oct-23	3	(182,156)	3,296
LME Zinc Forward	Oct-23	2	(121,488)	2,488
LME Zinc Forward	Nov-23	1	(60,800)	(2,463)
LME Zinc Forward	Nov-23	1	(60,713)	(3,775)
LME Zinc Forward	Nov-23	1	(60,718)	(3,368)

The accompanying notes are an integral part of the consolidated financial statements.
19

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Zinc Forward	Dec-23	79	$(4,806,163)	$(132,571)
Long Gilt Futures	Dec-23	270	(32,688,405)	(367,309)
Lumber Futures	Nov-23	1	(13,970)	25
MAIZE Futures	Nov-23	2	(22,988)	298
Micro E-mini Russell 2000 Index Futures	Sep-23	1	(9,508)	(252)
Micro Gold Futures	Dec-23	12	(235,908)	(5,224)
Mill Wheat Euro	Dec-23	50	(641,123)	37,369
Mill Wheat Euro	Mar-24	9	(118,574)	1,071
Mill Wheat Euro	May-24	1	(13,365)	149
Mini H-Shares Index Futures	Sep-23	2	(16,090)	8
Mini HSI Index Futures	Sep-23	19	(443,459)	(1,607)
MSCI China A 50 Connect Futures	Sep-23	1	(50,940)	600
MSCI EAFE Index Futures	Sep-23	1	(105,465)	(880)
MSCI Emerging Markets Index Futures	Sep-23	31	(1,517,915)	(8,835)
MSCI Singapore Exchange ETS	Sep-23	17	(357,435)	(2,712)
Natural Gas Futures	Oct-23	128	(3,543,040)	(102,837)
Natural Gas Futures	Nov-23	83	(2,612,010)	30,730
Natural Gas Futures	Dec-23	4	(144,440)	(1,330)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-23	1	(130,750)	(491)
NZD Currency Futures	Sep-23	121	(7,208,575)	126,965
OAT Futures	Dec-23	1	(24,663)	538
OMX Stockholm 30 Index Futures	Sep-23	429	(8,577,257)	(131,265)
Palladium Futures	Dec-23	5	(609,350)	15,530
Rapeseed Euro	Nov-23	6	(152,487)	(9,122)
Rapeseed Euro	Feb-24	1	(26,160)	(1,559)
Red Wheat Futures (Minneapolis Grain Exchange)	Dec-23	5	(191,688)	8,888
Russell 2000 E-Mini	Sep-23	9	(855,720)	(17,075)
S&P/TSX 60 IX Futures	Sep-23	5	(900,015)	192
Short BTP Future	Sep-23	42	(4,795,198)	(87)
Short BTP Future	Dec-23	66	(6,932,573)	(7,623)
Silver Futures	Dec-23	61	(7,567,660)	(63,066)
SPI 200 Futures	Sep-23	23	(2,710,454)	(71,906)
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-23	576	(63,953,999)	(479,125)
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-23	251	(51,154,976)	(128,930)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-23	760	(81,260,624)	(324,844)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-23	228	(27,744,750)	(298,492)
U.S. Treasury Ultra 10-Year Notes	Dec-23	50	(5,805,469)	(73,352)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-23	51	(6,602,906)	(107,391)
UK Natural Gas Futures	Oct-23	5	(168,334)	42,157
Wheat (Chicago Board of Trade)	Dec-23	230	(6,923,000)	329,482
Wheat (Chicago Board of Trade)	Mar-24	24	(754,500)	48,150
Wheat (Chicago Board of Trade)	May-24	1	(32,275)	1,413
White Maize Futures	Dec-23	2	(39,259)	275
WTI Crude Futures	Dec-23	2	(164,520)	(5,030)
Yellow Maize Futures	Dec-23	2	(39,449)	806
				$(2,801,433)
Total Futures Contracts				$6,065,546

The accompanying notes are an integral part of the consolidated financial statements.
20

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Forward foreign currency contracts outstanding as of August 31, 2023 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	36,343,522	USD	23,594,324	Sep 01 2023	SOCIETE GENERALE	$(44,693)
AUD	200,000	USD	128,797	Sep 20 2023	SOCIETE GENERALE	889
AUD	210,333	EUR	125,000	Sep 22 2023	SOCIETE GENERALE	709
AUD	4,200,000	JPY	393,006,726	Sep 22 2023	SOCIETE GENERALE	12,926
BRL	38,672,928	USD	7,850,000	Sep 20 2023	SOCIETE GENERALE	(64,784)
CAD	135,488	USD	100,000	Sep 20 2023	SOCIETE GENERALE	302
CAD	6,110,719	AUD	7,000,000	Sep 22 2023	SOCIETE GENERALE	(15,379)
CAD	3,800,000	JPY	407,228,786	Sep 22 2023	SOCIETE GENERALE	4,490
CHF	4,816,268	USD	5,479,882	Sep 01 2023	SOCIETE GENERALE	(27,037)
CHF	4,816,268	USD	5,475,340	Sep 05 2023	SOCIETE GENERALE	(20,219)
CHF	9,573,944	EUR	10,000,000	Sep 20 2023	SOCIETE GENERALE	7,721
CHF	4,893,239	USD	5,600,000	Sep 20 2023	SOCIETE GENERALE	(48,643)
CHF	5,965,200	EUR	6,250,000	Sep 22 2023	SOCIETE GENERALE	(15,358)
CHF	838,613	GBP	750,000	Sep 22 2023	SOCIETE GENERALE	1,411
CHF	3,750,000	JPY	621,245,100	Sep 22 2023	SOCIETE GENERALE	(29,603)
CHF	3,750,000	USD	4,285,814	Sep 22 2023	SOCIETE GENERALE	(30,523)
CLP	345,428,000	USD	400,000	Sep 08 2023	SOCIETE GENERALE	4,848
CLP	1,676,693,647	USD	1,950,000	Sep 20 2023	SOCIETE GENERALE	12,274
CNH	5,469,027	USD	750,000	Sep 20 2023	SOCIETE GENERALE	2,289
COP	392,918,000	USD	100,000	Sep 05 2023	SOCIETE GENERALE	(4,111)
COP	817,586,400	USD	200,000	Sep 11 2023	SOCIETE GENERALE	(889)
COP	816,253,883	USD	200,000	Sep 15 2023	SOCIETE GENERALE	(1,489)
COP	5,380,871,735	USD	1,300,000	Sep 20 2023	SOCIETE GENERALE	6,346
COP	411,466,000	USD	100,000	Sep 22 2023	SOCIETE GENERALE	(175)
CZK	42,462,609	EUR	1,750,000	Sep 20 2023	SOCIETE GENERALE	12,141
EUR	43,292,679	USD	47,275,605	Sep 01 2023	SOCIETE GENERALE	(328,968)
EUR	100,000	PLN	446,961	Sep 05 2023	SOCIETE GENERALE	150
EUR	400,000	CHF	384,117	Sep 20 2023	SOCIETE GENERALE	(1,623)
EUR	550,000	CZK	13,377,867	Sep 20 2023	SOCIETE GENERALE	(5,278)
EUR	950,000	GBP	820,895	Sep 20 2023	SOCIETE GENERALE	(8,892)
EUR	11,550,000	JPY	1,811,339,578	Sep 20 2023	SOCIETE GENERALE	46,965
EUR	7,800,000	NOK	88,837,227	Sep 20 2023	SOCIETE GENERALE	104,708
EUR	1,000,000	PLN	4,473,454	Sep 20 2023	SOCIETE GENERALE	2,277
EUR	14,200,000	SEK	166,604,959	Sep 20 2023	SOCIETE GENERALE	180,382
EUR	3,300,000	USD	3,615,481	Sep 20 2023	SOCIETE GENERALE	(33,702)
EUR	4,250,000	AUD	7,181,867	Sep 22 2023	SOCIETE GENERALE	(43,920)
EUR	4,375,000	CAD	6,451,821	Sep 22 2023	SOCIETE GENERALE	(27,447)
EUR	400,000	GBP	342,639	Sep 22 2023	SOCIETE GENERALE	97
EUR	200,000	HUF	76,867,880	Sep 22 2023	SOCIETE GENERALE	(500)
EUR	3,800,000	JPY	600,543,146	Sep 22 2023	SOCIETE GENERALE	(17,232)
EUR	2,250,000	NOK	25,925,693	Sep 22 2023	SOCIETE GENERALE	2,102
EUR	4,625,000	SEK	54,923,191	Sep 22 2023	SOCIETE GENERALE	(1,530)
EUR	5,125,000	USD	5,591,801	Sep 22 2023	SOCIETE GENERALE	(28,647)
GBP	43,273,614	USD	54,698,194	Sep 01 2023	SOCIETE GENERALE	121,159
GBP	43,273,614	USD	55,001,845	Sep 05 2023	SOCIETE GENERALE	(181,302)
GBP	12,869,016	EUR	14,950,000	Sep 20 2023	SOCIETE GENERALE	77,492
GBP	5,400,000	USD	6,861,657	Sep 20 2023	SOCIETE GENERALE	(20,280)
GBP	3,125,000	AUD	6,185,843	Sep 22 2023	SOCIETE GENERALE	(52,205)

The accompanying notes are an integral part of the consolidated financial statements.
21

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
GBP	7,281,609	EUR	8,500,000	Sep 22 2023	SOCIETE GENERALE	$(1,385)
GBP	2,625,000	JPY	486,124,301	Sep 22 2023	SOCIETE GENERALE	(27,231)
GBP	4,375,000	USD	5,592,088	Sep 22 2023	SOCIETE GENERALE	(49,257)
HUF	1,204,588,892	EUR	3,100,000	Sep 20 2023	SOCIETE GENERALE	46,636
HUF	76,552,466	EUR	200,000	Sep 22 2023	SOCIETE GENERALE	(393)
HUF	141,276,600	USD	400,000	Sep 22 2023	SOCIETE GENERALE	(73)
ILS	753,312	USD	200,000	Sep 20 2023	SOCIETE GENERALE	(1,763)
INR	99,733,466	USD	1,200,000	Sep 05 2023	SOCIETE GENERALE	4,503
INR	41,368,612	USD	500,000	Sep 20 2023	SOCIETE GENERALE	(647)
JPY	3,656,642,540	USD	25,067,422	Sep 01 2023	SOCIETE GENERALE	68,926
JPY	291,671,728	EUR	1,850,000	Sep 20 2023	SOCIETE GENERALE	3,121
JPY	130,471,680	USD	900,000	Sep 20 2023	SOCIETE GENERALE	(392)
KRW	519,061,778	USD	400,000	Sep 01 2023	SOCIETE GENERALE	(7,273)
KRW	658,061,493	USD	500,000	Sep 05 2023	SOCIETE GENERALE	(2,008)
KRW	670,309,893	USD	500,000	Sep 11 2023	SOCIETE GENERALE	7,424
KRW	5,746,878,128	USD	4,300,000	Sep 18 2023	SOCIETE GENERALE	52,090
KRW	132,261,950	USD	100,000	Sep 20 2023	SOCIETE GENERALE	173
KRW	5,671,070,841	USD	4,300,000	Sep 27 2023	SOCIETE GENERALE	(3,154)
MXN	124,419,229	USD	7,250,000	Sep 20 2023	SOCIETE GENERALE	21,578
MXN	102,500,000	USD	6,020,602	Sep 22 2023	SOCIETE GENERALE	(32,221)
NOK	1,157,359	EUR	100,000	Sep 20 2023	SOCIETE GENERALE	391
NOK	5,692,180	SEK	5,862,993	Sep 22 2023	SOCIETE GENERALE	(309)
NZD	100,000	USD	59,709	Sep 20 2023	SOCIETE GENERALE	(76)
NZD	1,298,435	AUD	1,200,000	Sep 22 2023	SOCIETE GENERALE	(3,876)
NZD	6,600,000	JPY	570,508,422	Sep 22 2023	SOCIETE GENERALE	827
PEN	555,515	USD	150,000	Sep 20 2023	SOCIETE GENERALE	100
PHP	5,626,674	USD	100,000	Sep 20 2023	SOCIETE GENERALE	(664)
PLN	893,345	EUR	200,000	Sep 05 2023	SOCIETE GENERALE	(440)
PLN	41,592,904	EUR	9,350,000	Sep 20 2023	SOCIETE GENERALE	(77,918)
PLN	2,240,292	EUR	500,000	Sep 22 2023	SOCIETE GENERALE	(391)
PLN	17,257,566	USD	4,200,000	Sep 22 2023	SOCIETE GENERALE	(22,093)
SEK	14,271,315	EUR	1,200,000	Sep 20 2023	SOCIETE GENERALE	2,312
SEK	7,403,414	NOK	7,192,180	Sep 22 2023	SOCIETE GENERALE	(29)
SGD	67,449	USD	50,000	Sep 20 2023	SOCIETE GENERALE	(47)
SGD	11,099,685	USD	8,200,000	Sep 22 2023	SOCIETE GENERALE	21,275
THB	3,485,266	USD	100,000	Sep 20 2023	SOCIETE GENERALE	(272)
TWD	60,269,609	USD	1,900,000	Sep 05 2023	SOCIETE GENERALE	(6,337)
TWD	38,204,005	USD	1,200,000	Sep 20 2023	SOCIETE GENERALE	2,596
TWD	60,462,934	USD	1,900,000	Sep 21 2023	SOCIETE GENERALE	3,506
USD	23,489,672	AUD	36,343,522	Sep 01 2023	SOCIETE GENERALE	(59,958)
USD	23,597,849	AUD	36,343,522	Sep 05 2023	SOCIETE GENERALE	44,774
USD	4,422,016	AUD	6,800,000	Sep 20 2023	SOCIETE GENERALE	12,707
USD	2,388,955	AUD	3,700,000	Sep 22 2023	SOCIETE GENERALE	(10,406)
USD	2,000,000	BRL	9,990,569	Sep 20 2023	SOCIETE GENERALE	(11,194)
USD	43,713,567	CAD	59,187,427	Sep 01 2023	SOCIETE GENERALE	(90,653)
USD	4,800,000	CAD	6,471,223	Sep 20 2023	SOCIETE GENERALE	9,306
USD	5,462,039	CAD	7,400,000	Sep 22 2023	SOCIETE GENERALE	(16,408)
USD	5,473,032	CHF	4,816,268	Sep 01 2023	SOCIETE GENERALE	20,187
USD	3,100,000	CHF	2,712,944	Sep 20 2023	SOCIETE GENERALE	22,178
USD	400,000	CLP	341,560,576	Sep 08 2023	SOCIETE GENERALE	(316)

The accompanying notes are an integral part of the consolidated financial statements.
22

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	2,000,000	CLP	1,729,843,110	Sep 20 2023	SOCIETE GENERALE	$(24,476)
USD	200,000	CLP	174,243,991	Sep 25 2023	SOCIETE GENERALE	(3,799)
USD	200,000	CLP	171,526,000	Oct 02 2023	SOCIETE GENERALE	(462)
USD	6,950,000	CNH	50,036,677	Sep 20 2023	SOCIETE GENERALE	67,231
USD	4,000,000	CNH	29,144,080	Sep 22 2023	SOCIETE GENERALE	(9,315)
USD	100,000	COP	412,276,644	Sep 05 2023	SOCIETE GENERALE	(614)
USD	200,000	COP	823,496,287	Sep 11 2023	SOCIETE GENERALE	(550)
USD	200,000	COP	804,951,287	Sep 15 2023	SOCIETE GENERALE	4,238
USD	500,000	COP	2,062,057,770	Sep 20 2023	SOCIETE GENERALE	(618)
USD	100,000	COP	415,036,960	Sep 22 2023	SOCIETE GENERALE	(691)
USD	47,061,805	EUR	43,292,679	Sep 01 2023	SOCIETE GENERALE	115,169
USD	47,740,747	EUR	43,710,420	Sep 05 2023	SOCIETE GENERALE	332,446
USD	2,945,755	EUR	2,700,000	Sep 20 2023	SOCIETE GENERALE	15,209
USD	5,301,630	EUR	4,875,000	Sep 22 2023	SOCIETE GENERALE	9,850
USD	55,000,763	GBP	43,273,614	Sep 01 2023	SOCIETE GENERALE	181,412
USD	1,040,242	GBP	817,476	Sep 05 2023	SOCIETE GENERALE	4,634
USD	2,032,943	GBP	1,600,000	Sep 20 2023	SOCIETE GENERALE	5,868
USD	300,000	IDR	4,571,857,873	Sep 20 2023	SOCIETE GENERALE	(147)
USD	4,400,000	ILS	16,259,528	Sep 20 2023	SOCIETE GENERALE	121,238
USD	2,300,000	ILS	8,672,526	Sep 22 2023	SOCIETE GENERALE	17,593
USD	1,200,000	INR	98,854,380	Sep 05 2023	SOCIETE GENERALE	6,114
USD	13,200,000	INR	1,096,299,468	Sep 18 2023	SOCIETE GENERALE	(34,173)
USD	1,250,000	INR	103,734,018	Sep 20 2023	SOCIETE GENERALE	(2,155)
USD	1,200,000	INR	99,802,608	Sep 25 2023	SOCIETE GENERALE	(4,486)
USD	25,008,583	JPY	3,656,642,540	Sep 01 2023	SOCIETE GENERALE	(127,764)
USD	25,083,294	JPY	3,656,642,540	Sep 05 2023	SOCIETE GENERALE	(68,749)
USD	12,600,000	JPY	1,798,598,132	Sep 20 2023	SOCIETE GENERALE	198,594
USD	2,933,136	JPY	425,000,000	Sep 22 2023	SOCIETE GENERALE	1,797
USD	405,601	KRW	519,061,778	Sep 01 2023	SOCIETE GENERALE	12,874
USD	500,000	KRW	647,702,211	Sep 05 2023	SOCIETE GENERALE	9,847
USD	500,000	KRW	657,872,050	Sep 11 2023	SOCIETE GENERALE	1,991
USD	4,300,000	KRW	5,692,498,628	Sep 18 2023	SOCIETE GENERALE	(10,909)
USD	1,500,000	KRW	1,987,778,763	Sep 20 2023	SOCIETE GENERALE	(5,506)
USD	4,300,000	KRW	5,744,970,280	Sep 25 2023	SOCIETE GENERALE	(52,351)
USD	4,400,000	KRW	5,823,544,122	Sep 27 2023	SOCIETE GENERALE	(12,372)
USD	6,043,482	MXN	102,500,000	Sep 05 2023	SOCIETE GENERALE	36,961
USD	1,450,000	MXN	24,971,399	Sep 20 2023	SOCIETE GENERALE	(9,433)
USD	3,000,000	NOK	31,707,098	Sep 22 2023	SOCIETE GENERALE	15,566
USD	2,645,818	NZD	4,400,000	Sep 20 2023	SOCIETE GENERALE	21,981
USD	2,745,068	NZD	4,600,000	Sep 22 2023	SOCIETE GENERALE	1,951
USD	50,000	PEN	186,886	Sep 20 2023	SOCIETE GENERALE	(497)
USD	150,000	PHP	8,474,548	Sep 20 2023	SOCIETE GENERALE	386
USD	2,800,000	SEK	30,491,170	Sep 22 2023	SOCIETE GENERALE	12,020
USD	1,400,000	SGD	1,889,574	Sep 20 2023	SOCIETE GENERALE	565
USD	1,250,000	THB	43,704,695	Sep 20 2023	SOCIETE GENERALE	(569)
USD	2,000,000	TRY	55,013,346	Sep 22 2023	SOCIETE GENERALE	(26,528)
USD	1,900,000	TWD	60,109,018	Sep 05 2023	SOCIETE GENERALE	11,383
USD	4,950,000	TWD	156,839,591	Sep 20 2023	SOCIETE GENERALE	12,959
USD	1,900,000	TWD	60,186,021	Sep 21 2023	SOCIETE GENERALE	5,212
USD	1,900,000	TWD	60,418,345	Oct 02 2023	SOCIETE GENERALE	(4,738)

The accompanying notes are an integral part of the consolidated financial statements.
23

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2023

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	2,200,000	ZAR	41,914,120	Sep 20 2023	SOCIETE GENERALE	$(15,544)
USD	1,900,000	ZAR	35,816,184	Sep 22 2023	SOCIETE GENERALE	7,120
ZAR	18,681,779	USD	1,000,000	Sep 20 2023	SOCIETE GENERALE	(12,497)
Total Forward Foreign Currency Contracts						$267,941

AUD	Australian Dollar	LME	London Mercantile Exchange
BRL	Brazilian Real	MIB	Milano Indice di Borsa
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	OMX	Stockholm Stock Exchange
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DAX	Deutscher Aktienindex	RBOB	Reformulated Blendstock for Oxygenate Blending
DJIA	Dow Jones Industrial Average	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
FTSE	Financial Times Stock Exchange	THB	Thai Baht
GBP	British Pound	TRY	Turkish Lira
HUF	Hungarian Forint	TWD	Taiwan Dollar
ILS	Israeli New Shekel	USD	United States Dollar
INR	Indian Rupee	WTI	West Texas Intermediate
JPY	Japanese Yen	ZAR	South African Rand
KRW	Korean Won

The accompanying notes are an integral part of the consolidated financial statements.
24

Abbey Capital Multi Asset Fund

Consolidated Statement of Assets And Liabilities

August 31, 2023

ASSETS
Investments, at value (cost $414,335,119)	$414,181,917
Foreign currency deposits with broker for futures contracts (cost $1,061,259)	1,068,206
Deposits with broker for forward foreign currency contracts	16,611,784
Deposits with broker for futures contracts	64,720,770
Receivables for:
Capital shares sold	2,465,663
Interest receivable	51,653
Unrealized appreciation on forward foreign currency contracts	2,178,497
Unrealized appreciation on futures contracts	15,413,619
Prepaid expenses and other assets	54,468
Total assets	$516,746,577

LIABILITIES
Payables for:
Advisory fees	697,561
Capital shares redeemed	626,085
Unrealized depreciation on forward foreign currency contracts	1,910,556
Unrealized depreciation on futures contracts	9,348,073
Other accrued expenses and liabilities	149,591
Total liabilities	$12,731,866
Net assets	$504,014,711

NET ASSETS CONSIST OF:
Par value	$43,683
Paid-in capital	509,048,292
Total distributable earnings/(losses)	(5,077,264)
Net assets	$504,014,711

CLASS A SHARES:
Net assets	$1,661,068
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	144,378
Net asset value and redemption price per share	$11.51
Maximum offering price per share (100/94.25 of 11.51)	$12.21

CLASS I SHARES:
Net assets	$496,775,414
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	43,045,646
Net asset value, offering and redemption price per share	$11.54

CLASS C SHARES:
Net assets	$5,578,229
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	492,665
Net asset value, offering and redemption price per share	$11.32

The accompanying notes are an integral part of the consolidated financial statements.
25

Abbey Capital Multi Asset Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2023

INVESTMENT INCOME
Interest	$17,692,511
Total investment income	17,692,511
EXPENSES
Advisory fees (Note 2)	7,761,423
Administration and accounting services fees (Note 2)	171,466
Audit and tax service fees	78,894
Transfer agent fees (Note 2)	71,756
Registration and filing fees	69,699
Director fees	52,947
Distribution fees (Class C Shares) (Note 2)	33,163
Distribution fees (Class A Shares) (Note 2)	3,617
Printing and shareholder reporting fees	30,834
Legal fees	29,020
Custodian fees (Note 2)	28,653
Officer fees	27,507
Other expenses	45,572
Total expenses before waivers and/or reimbursements	8,404,551
Less: waivers and/or reimbursements (Note 2)	(495,671)
Net expenses after waivers and/or reimbursements	7,908,880
Net investment income/(loss)	9,783,631
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(243,329)
Futures contracts	(8,640,595)
Foreign currency transactions	(1,190,251)
Forward foreign currency contracts	4,268,562
Net change in unrealized appreciation/(depreciation) on:
Investments	227,536
Futures contracts	(1,581,232)
Foreign currency translations	7,475
Forward foreign currency contracts	(938,244)
Net realized and unrealized gain/(loss) from investments	(8,090,078)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,693,553

The accompanying notes are an integral part of the consolidated financial statements.
26

Abbey Capital Multi Asset Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$9,783,631	$(1,886,699)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	(5,805,613)	9,827,414
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	(2,284,465)	5,724,023
Net increase/(decrease) in net assets resulting from operations	1,693,553	13,664,738
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(56,337)	—
Class I	(15,883,994)	(10,929,221)
Class C	(167,553)	(1,899)
Net decrease in net assets from dividends and distributions to shareholders	(16,107,884)	(10,931,120)
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	3,555,040	1,346,515
Proceeds from reinvestment of distributions	35,007	—
Shares redeemed	(2,652,964)	(541,920)
Total from Class A Shares	937,083	804,595
Class I Shares
Proceeds from shares sold	379,787,638	278,631,362
Proceeds from reinvestment of distributions	10,506,767	10,666,118
Shares redeemed	(221,232,417)	(44,846,418)
Total from Class I Shares	169,061,988	244,451,062
Class C Shares
Proceeds from shares sold	5,762,438	709,761
Proceeds from reinvestment of distributions	108,350	—
Shares redeemed	(688,103)	(99,936)
Total from Class C Shares	5,182,685	609,825
Net increase/(decrease) in net assets from capital share transactions	175,181,756	245,865,482
Total increase/(decrease) in net assets	160,767,425	248,599,100
NET ASSETS:
Beginning of period	343,247,286	94,648,186
End of period	$504,014,711	$343,247,286

The accompanying notes are an integral part of the consolidated financial statements.
27

Abbey Capital Multi Asset Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
SHARE TRANSACTIONS:
Class A Shares
Shares sold	304,780	112,990
Shares reinvested	3,095	—
Shares redeemed	(231,142)	(45,345)
Total Class A Shares	76,733	67,645
Class I Shares
Shares sold	32,917,512	23,584,424
Shares reinvested	927,341	957,461
Shares redeemed	(19,386,275)	(3,858,008)
Total Class I Shares	14,458,578	20,683,877
Class C Shares
Shares sold	491,570	61,350
Shares reinvested	9,673	—
Shares redeemed	(61,266)	(8,662)
Total Class C Shares	439,977	52,688
Net increase/(decrease) in shares outstanding	14,975,288	20,804,210

The accompanying notes are an integral part of the consolidated financial statements.
28

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Year Ended August 31, 2023	For The Period February 16, 2022 to august 31, 2022(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.94	$11.21
Net investment income/(loss)(2)	0.23	(0.06)
Net realized and unrealized gain/(loss) from investments	(0.21)	0.79
Net increase/(decrease) in net assets resulting from operations	0.02	0.73
Dividends and distributions to shareholders from:
Net investment income	(0.42)	—
Net realized capital gains	(0.03)	—
Total dividends and distributions to shareholders	(0.45)	—
Net asset value, end of period	$11.51	$11.94
Total investment return/(loss)(3)	0.24%	6.51	%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,661	$808
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	2.04%	2.04	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	2.04%	2.04	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	2.16%	2.23	%(5)
Ratio of net investment income/(loss) to average net assets	1.99%	(0.87	)%(5)
Portfolio turnover rate(7)	0%	0	%(4)

(1)	Inception date of Class A Shares of the Fund was February 16, 2022.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(4)	Not Annualized
(5)	Annualized
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.
29

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$11.96	$11.98	$11.07	$10.94	$10.65
Net investment income/(loss)(1)	0.26	(0.13)	(0.21)	(0.08)	0.02
Net realized and unrealized gain/(loss) from investments	(0.23)	1.29	2.21	1.38	1.09
Net increase/(decrease) in net assets resulting from operations	0.03	1.16	2.00	1.30	1.11
Dividends and distributions to shareholders from:
Net investment income	(0.42)	(0.34)	(0.17)	(0.96)	(0.36)
Net realized capital gains	(0.03)	(0.84)	(0.92)	(0.21)	(0.46)
Total dividends and distributions to shareholders	(0.45)	(1.18)	(1.09)	(1.17)	(0.82)
Net asset value, end of period	$11.54	$11.96	$11.98	$11.07	$10.94
Total investment return/(loss)(2)	0.38%	10.40%	19.72%	13.97%	12.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$496,775	$341,815	$94,948	$37,572	$28,242
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	1.79%	1.79%	1.84%	1.79%	1.79%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	1.79%	1.79%	1.79%	1.79%	1.79%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	1.91%	1.98%	2.28%	2.45%	2.27%
Ratio of net investment income/(loss) to average net assets	2.24%	(1.12)%	(1.80)%	(0.76)%	0.25%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class A Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.
30

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Year Ended August 31, 2023	For The Period November 8, 2021 To August 31, 2022(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.85	$12.51
Net investment income/(loss)(2)	0.14	(0.18)
Net realized and unrealized gain/(loss) from investments	(0.22)	0.70
Net increase/(decrease) in net assets resulting from operations	(0.08)	0.52
Dividends and distributions to shareholders from:
Net investment income	(0.42)	(0.34)
Net realized capital gains	(0.03)	(0.84)
Total dividends and distributions to shareholders	(0.45)	(1.18)
Net asset value, end of period	$11.32	$11.85
Total investment return/(loss)(3)	(0.63)%	4.84	%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,578	$624
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	2.79%	2.79	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	2.79%	2.79	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	2.91%	2.98	%(5)
Ratio of net investment income/(loss) to average net assets	1.24%	(1.88	)%(5)
Portfolio turnover rate(7)	0%	0	%(4)

(1)	Inception date of Class C Shares of the Fund was November 8, 2021.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.
31

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements

August 31, 2023

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund complex divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the Abbey Capital Multi Asset Fund (the “Fund”), which commenced investment operations on April 11, 2018. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class C Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2023, and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

Consolidation of Subsidiaries — The Managed Futures strategy is achieved by the Fund investing up to 25% of its total assets in ACMAF Master Offshore Limited (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands. Effective on or about November 12, 2020, the Fund’s previous wholly-owned subsidiary, the Abbey Capital Multi Asset Offshore Fund Limited, became a wholly-owned subsidiary of the Cayman Subsidiary through a share exchange between the Fund and the Cayman Subsidiary and registered as a segregated portfolio company under the acts of the Cayman Islands under the name ACMAF Offshore SPC (the “SPC”). The Cayman Subsidiary invests all or substantially all of its assets in segregated portfolios of the SPC. The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

Effective on or about July 8, 2021, the Fund may also invest a portion of its assets in segregated series of another wholly-owned subsidiary of the Fund, the ACMAF Onshore Series LLC (the “Onshore Subsidiary”), a Delaware series limited liability company.

The consolidated financial statements of the Fund include the financial statements of the Cayman Subsidiary, the Onshore Subsidiary and SPC. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Cayman Subsidiary and SPC were $ $111,496,251, which represented 22.12% of the Fund’s net assets. As of the end of the reporting period, the net assets of the Onshore Subsidiary were $ $75,562,610, which represented 14.99% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close

32

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Abbey Capital Limited (the “Adviser” or “Abbey Capital”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$414,181,917	$414,181,917	$—	$—
Commodity Contracts
Futures Contracts	5,551,879	5,551,879	—	—
Equity Contracts
Futures Contracts	6,774,880	6,774,880	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	2,178,497	—	2,178,497	—
Futures Contracts	2,665,234	2,665,234	—	—
Interest Rate Contracts
Futures Contracts	421,626	421,626	—	—
Total Assets	$431,774,033	$429,595,536	$2,178,497	$—

33

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(4,527,513)	$(4,527,513)	$—	$—
Equity Contracts
Futures Contracts	(948,033)	(948,033)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(1,910,556)	—	(1,910,556)	—
Futures Contracts	(165,862)	(165,862)	—	—
Interest Rate Contracts
Futures Contracts	(3,706,665)	(3,706,665)	—	—
Total Liabilities	$(11,258,629)	$(9,348,073)	$(1,910,556)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Cayman Subsidiary, the SPC and the Onshore Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

34

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The following tables list the fair values of the Fund’s derivative holdings and location on the Consolidated Statement of Assets and Liabilities as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	$—	$—	$2,178,497	$—	$2,178,497
Futures Contracts (a)	Unrealized appreciation on futures contracts	6,774,880	421,626	2,665,234	5,551,879	15,413,619
Total Value- Assets		$6,774,880	$421,626	$4,843,731	$5,551,879	$17,592,116
Liability Derivatives
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(1,910,556)	$—	$(1,910,556)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(948,033)	(3,706,665)	(165,862)	(4,527,513)	(9,348,073)
Total Value- Liabilities		$(948,033)	$(3,706,665)	$(2,076,418)	$(4,527,513)	$(11,258,629)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from Futures Contracts	$19,373,489	$504,797	$(2,745,356)	$(25,773,525)	$(8,640,595)
Forward Contracts	Net realized gain/(loss) from Forward Foreign Currency Contracts	—	—	4,268,562	—	4,268,562
Total Realized Gain/(Loss)		$19,373,489	$504,797	$1,523,206	$(25,773,525)	$(4,372,033)

35

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$2,597,517	$(5,864,691)	$704,864	$981,078	$(1,581,232)
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	(938,244)	—	(938,244)
Total Change in Unrealized Appreciation/(Depreciation)		$2,597,517	$(5,864,691)	$(233,380)	$981,078	$(2,519,476)

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$689,416,133	$(1,138,620,894)	$(591,416,002)	$591,627,845

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

36

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$2,178,497	$(1,910,556)	$—	$267,941	$1,910,556	$(1,910,556)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status —No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

37

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The Cayman Subsidiary is registered as an “exempted company” and the SPC as an “exempted segregated portfolio company” pursuant to the Companies Act (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no act that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income. For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a “controlled foreign corporation” and the SPC is treated as disregarded from its owner, the Cayman Subsidiary, for U.S. income tax purposes. The Onshore Subsidiary is treated as an entity disregarded from its owner, the Fund, for U.S. income tax purposes.

SEC RULE 18f-4 — Effective August 19, 2022, the U.S. Securities and Exchange Commission (“SEC”) implemented Rule 18f-4 under the 1940 Act (“Rule 18f-4”), providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. The Fund, as a full derivatives user (as defined in Rule 18f-4), is subject to the full requirements of Rule 18f-4. The Fund is required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S.

38

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund, the Cayman Subsidiary, Onshore Subsidiary or the SPC may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade, but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to potentially unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

39

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

2. Investment Adviser and Other Services

Abbey Capital Limited serves as the investment adviser to the Fund, the Cayman Subsidiary, Onshore Subsidiary and the SPC. The Adviser allocates the assets of the Onshore Subsidiary and SPC (via the Cayman Subsidiary) to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2023.

Advisory Fee	Expense Caps
	Class A	Class I	Class C
1.77%	2.04%	1.79%	2.79%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$7,761,423	$(495,671)	$7,265,752

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2024	August 31, 2025	August 31, 2026	Total
$254,268	$312,567	$495,671	$1,062,506

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners, LLC each served as a Trading Adviser to the Fund during the period.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

40

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

The Board has adopted a Plan of Distribution for the Class A Shares and Class C Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant-Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated by the Company for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

41

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

As of August 31, 2023, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$507,755,868	$580,444	$(41,621,827)	$(41,041,383)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2023, primarily attributable to disallowed book income from the Cayman Subsidiary, were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$21,434,269	$(21,434,269)

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$13,459,720	$8,291,236	$(26,828,220)	$—	$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Cayman Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2022 and August 31, 2023 was as follows:

	Ordinary Income	Long-Term Gains	Total
2023	$16,071,575	$36,309	$16,107,884
2022	$7,325,763	$3,605,357	$10,931,120

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Fund had no unlimited short-term or long-term capital loss carryovers to offset future capital gains.

42

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2023

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted a final rule relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Fund is required to comply.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

Israel-Hamas Conflict Risk — The U.S.-designated terrorist group Hamas attacked Israel on October 7, 2023, resulting in an ensuing war in the region. Current hostilities and the potential for future hostilities may diminish the value, or cause significant volatility in the share price, of companies based in or having significant operations in Israel. The Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. How long the armed conflict and related events will last cannot be predicted.

43

Abbey Capital Multi Asset Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Abbey Capital Multi Asset Fund
and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Multi Asset Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 30, 2023

44

Abbey Capital Multi Asset Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2023. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2023. During the fiscal year ended August 31, 2023, the Fund paid no ordinary income dividends that are designated as “qualified dividend income” to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 6.87%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

45

Abbey Capital Multi Asset Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Approval of Investment Advisory Agreements and Trading Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewals of (1) the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) each of the separate advisory agreements between the Cayman Subsidiary, the Onshore Subsidiary and SPC (the “Subsidiaries”) and Abbey Capital (collectively, the “Subsidiary Investment Advisory Agreements”), and (3) the trading advisory agreements between Abbey Capital and each of Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners LLC (each, a “Trading Adviser”) (the “Trading Advisory Agreements”), at a meeting of the Board held on May 16-17, 2023 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements for an additional one-year term ending August 16, 2024. The Board’s decision to approve the Investment Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of Abbey Capital, and discussed the aforementioned Agreements with counsel in executive sessions, at which no representatives of Abbey Capital, the Subsidiaries, or Trading Advisers were present. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage, as applicable, and Abbey Capital’s profitability analysis; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Fuse Research Network, LLC comparing the Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of the Fund to the performance of its Peer Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

46

Abbey Capital Multi Asset Fund

Other Information (Continued)

(Unaudited)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and the Subsidiaries, as applicable.

The Directors also considered the investment performance of the Fund, noting that the Fund had outperformed its benchmark, the S&P 500 Total Return Index, for the one-year, and since-inception periods ended March 31, 2023, and underperformed the benchmark for the three-month, and three-year periods ended March 31, 2023. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Board noted that the Fund’s total return outperformed the median of its Peer Group for the one-year, three-year, and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month period ended December 31, 2022.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that both the Fund’s net advisory fee and Fund’s total net expenses were above the median and in the 5th quintile (most expensive) of its Peer Group. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were payable by Abbey Capital. The Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2023 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreement, the Subsidiary Investment Advisory Agreements, and Trading Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2024.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Chief Risk Officer of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market

47

Abbey Capital Multi Asset Fund

Other Information (Concluded)

(Unaudited)

conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also described material changes made to the Adviser Program during the Period and indicated that there were no material changes made to the Company Program during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

48

Abbey Capital Multi Asset Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

49

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
Officers
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

50

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series of the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

51

Abbey Capital Multi Asset Fund

Company Management (Concluded)

(Unaudited)

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

52

Abbey Capital Multi Asset Fund

Privacy Notice

(Unaudited)

Abbey Capital Multi Asset Fund

FACTS	WHAT DOES THE ABBEY CAPITAL MULTI ASSET FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Multi Asset Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Multi Asset Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

53

Abbey Capital Multi Asset Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Abbey Capital Multi Asset Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Multi Asset Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.
You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

54

Abbey Capital Multi Asset Fund

Privacy Notice (Concluded)

(Unaudited)

The Abbey Capital Multi Asset Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Multi Asset Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Abbey Capital Multi Asset Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Multi Asset Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

55

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Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP.
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AMA-AR23

ADARA SMALLER COMPANIES FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2023

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ADARA SMALLER COMPANIES FUND

ANNUAL Investment AdvisEr’s Report
August 31, 2023 (UNAUDITED)

Dear Shareholder,

The Adara Smaller Companies Fund (the “Fund”) generated a return of 6.40% for the fiscal year ended August 31, 2023, and outperformed its benchmark, the Russell 2000 Index, which returned 4.01% over the same period.

U.S. equity markets managed modest gains for the fiscal year despite persistent concerns about rising interest rates, elevated inflation and a possible recession. Bouts of volatility were offset by a lengthy rally in stocks whose companies were seen as benefiting from an artificial intelligence boom. Substantial gains from that market runup were trimmed substantially in the final two months of the fiscal year due to new worries about the future of interest rates and economic growth.

The Fund’s assets were allocated to five underlying sub-advisers during the fiscal year: microcap managers Driehaus Capital Management, LLC (“Driehaus”) and Pacific Ridge Capital Partners, LLC (“Pacific Ridge”); small-cap managers Pier Capital, LLC (“Pier”) and River Road Asset Management, LLC (“River Road”); and tax-loss harvesting manager Aperio Group, LLC (“Aperio”). Performance of the Fund’s sub-advisers for the fiscal year was led by Pier, with a return of 16.17%, followed in order by Aperio with a return of 9.62%, River Road with a return of 9.24%, Pacific Ridge with a return of 3.63% and Driehaus with a return of 3.04%. As of August 31, 2023, the Fund’s assets were allocated 26% to Driehaus, followed by Pacific Ridge with 25%, Aperio with 20%, River Road with 15% and Pier with 12%.

Altair Advisers LLC remains firm in our belief that small and microcap stocks offer an attractive opportunity that justifies their higher risk. We believe that the smaller capitalization space of the market remains highly inefficient, with little analyst coverage or institutional ownership. It is our view that these inefficiencies provide the potential for active managers to generate meaningful outperformance over the long term.

Sincerely,
Altair Advisers LLC

1

ADARA SMALLER COMPANIES FUND

ANNUAL report
Performance Data

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $10,000 Invested in
ADARA Smaller Companies Fund vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on October 21, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2023
	One Year	Three Years	Five Years	Since Inception
Adara Smaller Companies Fund	6.40%	11.87%	6.56%	10.34%*
Russell 2000® Index	4.01%	7.74%	3.24%	8.01%**

*	The Fund commenced operations on October 21, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2022, are 0.84% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each Sub-Adviser’s ability to select investments for the Fund. The Fund may invest in riskier types of investments including small and micro-cap stocks, Initial Public Offerings (IPOs), special situations and illiquid securities all of which may be more volatile and less liquid.

2

ADARA SMALLER COMPANIES FUND

Fund Expense Example

August 31, 2023 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Class I Shares
Actual	$1,000.00	$1,018.70	$4.17	0.82%	1.87%
Hypothetical (5% return before expenses)	1,000.00	1,021.07	4.18	0.82%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio in the table above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

3

ADARA SMALLER COMPANIES FUND

Portfolio Holdings Summary Table

August 31, 2023 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCKS:
Banks	7.7%	$37,068,231
Commercial Services	7.4	35,739,792
Retail	6.8	32,691,673
Biotechnology	5.4	26,174,193
Software	4.4	21,459,597
Semiconductors	4.1	19,655,738
Healthcare-Products	3.9	18,813,886
Electronics	3.5	16,989,667
Engineering & Construction	2.7	13,030,762
Insurance	2.5	12,056,896
Pharmaceuticals	2.4	11,441,764
REITS	2.3	11,036,025
Building Materials	2.2	10,841,545
Oil & Gas	2.2	10,646,089
Oil & Gas Services	2.2	10,469,139
Internet	2.1	9,981,002
Auto Parts & Equipment	1.9	9,054,203
Transportation	1.5	7,150,177
Diversified Financial Services	1.5	7,008,798
Home Builders	1.4	6,529,787
Computers	1.3	6,455,792
Machinery-Diversified	1.3	6,287,048
Miscellaneous Manufacturing	1.3	6,219,135
Metal Fabricate/Hardware	1.3	6,036,729
Savings & Loans	1.2	5,917,833
Cosmetics/Personal Care	1.2	5,670,245
Food	1.1	5,503,003
Beverages	1.1	5,396,485
Leisure Time	1.0	4,776,757
Aerospace/Defense	1.0	4,612,515
Healthcare-Services	0.9	4,440,586
Telecommunications	0.8	4,071,680
Distribution/Wholesale	0.8	4,067,530
Apparel	0.8	3,697,804
Home Furnishings	0.7	3,429,562
Real Estate	0.7	3,291,979
Iron/Steel	0.6	3,114,019
Energy-Alternate Sources	0.6	3,015,487
Media	0.6	2,699,109
Machinery-Construction & Mining	0.5	2,650,579
Agriculture	0.5	2,467,972
Environmental Control	0.5	2,429,097
Auto Manufacturers	0.5	2,346,499
Hand/Machine Tools	0.5	2,254,362
Textiles	0.5	2,183,484
Entertainment	0.4	2,151,419
Chemicals	0.4	2,148,679
Airlines	0.4	1,780,041
Electric	0.3	1,612,091
Investment Companies	0.3	1,458,332
Mining	0.3	1,304,448
Housewares	0.3	1,287,519
Packaging & Containers	0.2	1,161,271
Gas	0.2	1,008,097
Food Service	0.2	785,658
Toys/Games/Hobbies	0.1	534,101
Electrical Components & Equipment	0.1	498,806
Household Products/Wares	0.1	444,635
Coal	0.0	377,838
Lodging	0.1	319,371
Water	0.1	297,053
Office/Business Equipment	0.0	134,852
Office Furnishings	0.0	120,283
SHORT-TERM INVESTMENTS	7.1	34,332,416
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(191,065)
NET ASSETS	100.0%	$482,440,100

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
4

ADARA SMALLER COMPANIES FUND

Portfolio of Investments

August 31, 2023

	Number of Shares	Value
COMMON STOCKS — 92.9%
Aerospace/Defense — 1.0%
AAR Corp. *	37,297	$2,297,495
AeroVironment, Inc. *	1,433	139,044
Curtiss-Wright Corp.	2,004	416,812
Hexcel Corp.	19,353	1,418,575
Mercury Systems, Inc. *	2,290	89,882
Moog, Inc. - Class A	1,762	204,674
National Presto Industries, Inc.	615	46,033
		4,612,515
Agriculture — 0.5%
Alico, Inc.	68,790	1,618,629
Darling Ingredients, Inc. *	8,943	552,320
Universal Corp.	3,026	144,098
Vector Group Ltd.	9,371	100,363
Vital Farms, Inc. *	4,462	52,562
		2,467,972
Airlines — 0.4%
Allegiant Travel Co.	6,074	539,614
Hawaiian Holdings, Inc. *	17,974	154,217
SkyWest, Inc. *	8,137	366,979
Sun Country Airlines Holdings, Inc. *	48,303	719,231
		1,780,041
Apparel — 0.8%
Capri Holdings Ltd. *	5,836	306,332
Crocs, Inc. *	4,765	463,825
Kontoor Brands, Inc.	4,168	190,853
Lakeland Industries, Inc.	178,780	2,506,496
Skechers USA, Inc. - Class A *	3,666	184,436
Wolverine World Wide, Inc.	5,676	45,862
		3,697,804
Auto Manufacturers — 0.5%
Blue Bird Corp. *	37,156	811,859
Wabash National Corp.	68,055	1,534,640
		2,346,499
Auto Parts & Equipment — 1.9%
American Axle & Manufacturing Holdings, Inc. *	6,190	46,735
Cooper-Standard Holdings, Inc. *	125,320	1,872,281
Dorman Products, Inc. *	1,947	160,647
Fox Factory Holding Corp. *	4,046	448,337
Gentherm, Inc. *	11,503	692,596
Methode Electronics, Inc.	2,370	76,433
Miller Industries, Inc.	53,890	2,155,600
Motorcar Parts of America, Inc. *	268,650	2,119,648
Standard Motor Products, Inc.	1,348	49,916
XPEL, Inc. *	17,191	1,432,010
		9,054,203

	Number of Shares	Value
Banks — 7.7%
Ameris Bancorp	2,245	$91,484
Bank of Marin Bancorp	2,619	49,290
Bankwell Financial Group, Inc.	23,520	611,990
Banner Corp.	1,733	75,472
Cadence Bank	22,282	509,812
Capital Bancorp, Inc.	62,030	1,187,874
Central Pacific Financial Corp.	3,784	64,214
City Holding Co.	4,208	384,443
Civista Bancshares, Inc.	106,460	1,808,755
Colony Bankcorp, Inc.	164,697	1,714,496
Community Bank System, Inc.	1,997	94,957
ConnectOne Bancorp, Inc.	7,600	145,312
Customers Bancorp, Inc. *	13,377	470,068
Dime Community Bancshares, Inc.	1,047	22,312
Esquire Financial Holdings, Inc.	35,005	1,636,834
Farmers National Bancorp	113,640	1,443,228
First BanCorp	41,247	571,683
First Business Financial Services, Inc.	53,989	1,702,273
First Commonwealth Financial Corp.	18,699	244,396
First Financial Bancorp	24,036	499,468
First Financial Bankshares, Inc.	13,162	378,013
First Financial Corp.	1,416	51,995
First Hawaiian, Inc.	13,502	255,323
First Interstate BancSystem, Inc. - Class A	2,950	76,434
First Northwest Bancorp	96,300	1,242,270
Five Star Bancorp	59,290	1,296,079
Glacier Bancorp, Inc.	3,879	117,185
Heritage Commerce Corp.	13,347	115,718
Hope Bancorp, Inc.	27,648	267,356
Horizon Bancorp, Inc.	116,366	1,302,136
Independent Bank Corp.	1,193	64,446
Kearny Financial Corp.	13,343	98,872
Metropolitan Bank Holding Corp. *	62,476	2,487,170
Midland States Bancorp, Inc.	2,458	54,568
NBT Bancorp, Inc.	1,326	45,641
Northeast Bank	63,060	2,679,419
OFG Bancorp	7,960	240,074
Old National Bancorp	10,450	159,467
Orrstown Financial Services, Inc.	71,086	1,535,458
Parke Bancorp, Inc.	115,981	2,002,992
Peoples Financial Services Corp.	19,760	861,536
Preferred Bank	1,379	85,650
S&T Bancorp, Inc.	8,702	246,528
Seacoast Banking Corp. of Florida	17,773	419,621
Southside Bancshares, Inc.	4,513	135,841
Stellar Bancorp, Inc.	2,051	43,625

The accompanying notes are an integral part of the financial statements.
5

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Banks — (Continued)
The Bancorp, Inc. *	37,552	$1,378,534
Tompkins Financial Corp.	1,660	86,204
Triumph Bancorp, Inc. *	7,667	492,451
TrustCo Bank Corp.	1,864	53,068
UMB Financial Corp.	3,164	199,996
United Community Banks, Inc.	12,730	343,710
Unity Bancorp, Inc.	72,830	1,759,937
Univest Financial Corp.	2,973	53,484
USCB Financial Holdings, Inc. *	135,700	1,488,629
Veritex Holdings, Inc.	11,815	222,240
Walker & Dunlop, Inc.	1,239	105,736
Washington Trust Bancorp, Inc.	673	18,844
West BanCorp, Inc.	68,770	1,273,620
		37,068,231
Beverages — 1.1%
Celsius Holdings, Inc. *	7,408	1,452,264
Coca-Cola Consolidated, Inc.	279	194,993
MGP Ingredients, Inc.	9,107	1,091,929
The Duckhorn Portfolio, Inc. *	23,575	293,273
The Vita Coco Co., Inc. *	83,564	2,364,026
		5,396,485
Biotechnology — 5.4%
89bio, Inc. *	28,946	496,134
ADMA Biologics. Inc. *	167,983	646,734
Aerovate Therapeutics, Inc. *	20,341	323,218
Akero Therapeutics, Inc. *	16,354	811,649
Albireo Pharma, Inc. *†	1,908	—
Allogene Therapeutics, Inc. *	12,004	46,696
ANI Pharmaceuticals, Inc. *	5,276	339,722
Apogee Therapeutics, Inc. *	25,190	577,859
Astria Therapeutics, Inc. *	43,071	383,332
Avid Bioservices, Inc. *	3,898	45,996
Biohaven Ltd. *	2,687	49,145
Biomea Fusion, Inc. *	24,823	418,764
Certara, Inc. *	2,941	47,527
Crinetics Pharmaceuticals, Inc. *	95,026	1,645,850
Cytokinetics, Inc. *	4,225	147,621
Day One Biopharmaceuticals, Inc. *	32,773	442,108
Denali Therapeutics, Inc. *	10,234	236,303
Dynavax Technologies Corp. *	108,542	1,558,663
Editas Medicine, Inc. *	5,450	48,559
Emergent BioSolutions, Inc. *	15,772	73,971
Erasca, Inc. *	16,523	42,795
Halozyme Therapeutics, Inc. *	11,244	478,545
Ideaya Biosciences, Inc. *	40,676	1,194,247
Immunocore Holdings PLC - ADR *	7,153	402,499
ImmunoGen, Inc. *	96,320	1,525,709
Intercept Pharmaceuticals, Inc. *	4,573	49,526
Intra-Cellular Therapies, Inc. *	13,000	721,760

	Number of Shares	Value
Biotechnology — (Continued)
iTeos Therapeutics, Inc. *	3,580	$43,193
Kiniksa Pharmaceuticals Ltd. - Class A *	33,687	580,427
Ligand Pharmaceuticals, Inc. *	978	64,323
Maravai LifeSciences Holdings, Inc. - Class A *	20,569	212,683
Mineralys Therapeutics, Inc. *	19,925	255,837
NeoGenomics, Inc. *	32,829	493,420
Nuvalent, Inc. - Class A *	45,986	2,095,582
OmniAb Operations, Inc. *†	340	—
OmniAb Operations, Inc. *†	340	—
Point Biopharma Global, Inc. *	79,344	631,578
Prothena Corp. PLC *	4,659	246,089
REVOLUTION Medicines, Inc. *	14,642	497,389
Roivant Sciences Ltd. *	27,689	320,362
Sana Biotechnology, Inc. *	23,444	125,425
SpringWorks Therapeutics, Inc. *	26,672	751,617
Structure Therapeutics, Inc. - ADR *	49,968	1,408,598
Terns Pharmaceuticals, Inc. *	44,508	234,557
TG Therapeutics, Inc. *	32,058	335,647
Theravance Biopharma, Inc. *	6,387	60,804
Ventyx Biosciences, Inc. *	41,520	1,390,920
Veracyte, Inc. *	27,735	732,204
Vericel Corp. *	1,632	53,579
Xenon Pharmaceuticals, Inc. *	74,013	2,885,027
		26,174,193
Building Materials — 2.2%
AAON, Inc.	6,180	389,711
American Woodmark Corp. *	1,043	81,010
Apogee Enterprises, Inc.	7,722	389,652
Armstrong World Industries, Inc.	18,244	1,397,308
Aspen Aerogels, Inc. *	8,183	49,835
Boise Cascade Co.	3,571	390,560
Gibraltar Industries, Inc. *	4,141	310,699
Knife River Corp. *	25,544	1,314,494
Modine Manufacturing Co. *	50,320	2,394,729
PGT Innovations, Inc. *	6,101	171,987
Simpson Manufacturing Co., Inc.	2,069	330,544
SPX Technologies, Inc. *	4,521	357,249
Summit Materials, Inc. - Class A *	28,797	1,077,296
Tecnoglass, Inc.	20,422	795,845
The AZEK Co., Inc. *	16,027	545,078
UFP Industries, Inc.	8,103	845,548
		10,841,545
Chemicals — 0.4%
AdvanSix, Inc.	3,917	129,574
American Vanguard Corp.	16,135	222,986
Balchem Corp.	1,846	259,363
Innospec, Inc.	1,121	120,418

The accompanying notes are an integral part of the financial statements.
6

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Chemicals — (Continued)
Koppers Holdings, Inc.	7,974	$305,324
Livent Corp. *	6,800	145,996
Mativ Holdings, Inc.	2,833	46,461
Perimeter Solutions SA *	16,468	97,326
Rogers Corp. *	1,868	269,945
Stepan Co.	2,701	235,716
The Chemours Co.	9,276	315,570
		2,148,679
Coal — 0.0%
Warrior Met Coal, Inc.	9,551	377,838
Commercial Services — 7.4%
Acacia Research Corp. *	320,940	1,222,781
Adtalem Global Education, Inc. *	3,449	151,239
Alight, Inc. - Class A *	122,007	932,134
AMN Healthcare Services, Inc. *	3,294	291,124
ARC Document Solutions, Inc.	446,350	1,508,663
Arlo Technologies, Inc. *	148,015	1,446,107
ASGN, Inc. *	2,386	196,034
Barrett Business Services, Inc.	39,368	3,766,730
BGSF, Inc.	165,900	1,589,322
BrightView Holdings, Inc. *	6,056	50,144
Cass Information Systems, Inc.	815	31,247
Chegg, Inc. *	4,753	48,528
CoreCivic, Inc. *	175,393	1,887,228
CorVel Corp. *	432	93,506
CRA International, Inc.	18,580	2,018,345
Cross Country Healthcare, Inc. *	6,965	179,418
Deluxe Corp.	4,893	98,936
EVERTEC, Inc.	41,758	1,652,364
Flywire Corp. *	45,806	1,583,971
Forrester Research, Inc. *	758	23,218
FTI Consulting, Inc. *	4,370	812,033
Green Dot Corp. - Class A *	2,231	33,108
Heidrick & Struggles International, Inc.	2,031	53,801
Herc Holdings, Inc.	3,660	476,312
Huron Consulting Group, Inc. *	12,853	1,284,657
Insperity, Inc.	2,292	232,248
Kelly Services, Inc. - Class A	46,617	861,948
Lincoln Educational Services Corp. *	161,840	1,380,495
LiveRamp Holdings, Inc. *	24,327	786,735
MarketAxess Holdings, Inc.	1,203	289,839
Matthews International Corp. - Class A	5,499	231,948
Medifast, Inc.	1,970	166,150
Paysafe Ltd. *	7,888	103,333
Perdoceo Education Corp.	10,039	166,346
Performant Financial Corp. *	94,404	221,849

	Number of Shares	Value
Commercial Services — (Continued)
Progyny, Inc. *	8,650	$322,991
Remitly Global, Inc. *	55,874	1,405,231
Resources Connection, Inc.	5,457	84,638
Sabre Corp. *	13,513	67,565
Shift4 Payments, Inc. - Class A *	5,386	305,871
SP Plus Corp. *	49,539	1,940,443
Strategic Education, Inc.	1,789	138,648
Stride, Inc. *	11,950	507,756
The Brink’s Co.	4,054	307,334
Universal Technical Institute, Inc. *	200,430	1,597,427
Upbound Group, Inc.	3,409	104,384
Viad Corp. *	38,643	1,097,075
WillScot Mobile Mini Holdings Corp. - Class A *	18,983	778,683
WW International, Inc. *	124,604	1,209,905
		35,739,792
Computers — 1.3%
3D Systems Corp. *	9,382	59,200
CACI International, Inc. - Class A *	1,145	375,571
Cantaloupe, Inc. *	9,881	78,257
DXC Technology Co. *	26,040	540,070
ExlService Holdings, Inc. *	15,420	450,727
Globant SA *	1,591	325,312
Insight Enterprises, Inc. *	2,176	348,356
Maximus, Inc.	12,879	1,040,881
NCR Corp. *	47,459	1,459,839
NetScout Systems, Inc. *	6,070	173,784
One Stop Systems, Inc. *	185,588	369,320
OneSpan, Inc. *	4,506	55,198
Quantum Corp. *	447,440	277,413
Science Applications International Corp.	1,681	197,786
Thoughtworks Holding, Inc. *	9,449	46,962
TTEC Holdings, Inc.	3,501	104,190
WNS Holdings Ltd. - ADR *	8,461	552,926
		6,455,792
Cosmetics/Personal Care — 1.2%
elf Beauty, Inc. *	32,953	4,570,911
Inter Parfums, Inc.	7,533	1,052,586
The Beauty Health Co. *	7,589	46,748
		5,670,245
Distribution/Wholesale — 0.8%
Core & Main, Inc. - Class A *	13,377	439,301
G-III Apparel Group Ltd. *	19,012	377,388
Hudson Technologies, Inc. *	41,671	502,552
Manitex International, Inc. *	311,230	1,440,995
MRC Global, Inc. *	7,000	65,240
Pool Corp.	2,106	769,954
SiteOne Landscape Supply, Inc. *	2,407	412,054

The accompanying notes are an integral part of the financial statements.
7

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Distribution/Wholesale — (Continued)
WESCO International, Inc.	371	$60,046
		4,067,530
Diversified Financial Services — 1.5%
Encore Capital Group, Inc. *	3,458	162,042
Enova International, Inc. *	3,612	182,225
Evercore, Inc. - Class A	6,353	889,738
FTAI Aviation Ltd.	46,641	1,723,851
Houlihan Lokey, Inc.	8,263	870,424
Interactive Brokers Group, Inc. - Class A	3,063	278,978
Radian Group, Inc.	25,687	695,604
Silvercrest Asset Management Group, Inc. - Class A	90,726	1,748,290
Virtus Investment Partners, Inc.	807	167,130
World Acceptance Corp. *	2,155	290,516
		7,008,798
Electric — 0.3%
NorthWestern Corp.	25,557	1,288,073
Unitil Corp.	6,637	324,018
		1,612,091
Electrical Components & Equipment — 0.1%
Encore Wire Corp.	1,278	210,627
Littelfuse, Inc.	1,079	288,179
		498,806
Electronics — 3.5%
Advanced Energy Industries, Inc.	2,466	291,161
Applied Optoelectronics, Inc. *	92,240	1,270,145
Atkore, Inc. *	15,480	2,383,456
Badger Meter, Inc.	2,217	368,199
Benchmark Electronics, Inc.	8,012	206,229
Brady Corp. - Class A	2,928	147,688
Camtek Ltd. *	27,217	1,641,185
Coherent Corp. *	3,416	128,544
Comtech Telecommunications Corp.	144,150	1,448,707
CTS Corp.	1,090	48,668
Enovix Corp. *	88,210	1,215,534
ESCO Technologies, Inc.	1,920	205,459
Evolv Technologies Holdings, Inc. *	54,662	382,087
FARO Technologies, Inc. *	4,038	64,043
Itron, Inc. *	4,655	318,448
Ituran Location and Control Ltd.	24,790	750,641
Kimball Electronics, Inc. *	111,440	3,364,374
Knowles Corp. *	7,352	117,853
Mesa Laboratories, Inc.	426	61,071
OSI Systems, Inc. *	1,136	154,894
Plexus Corp. *	2,641	268,194
Sanmina Corp. *	6,648	370,294
Stoneridge, Inc. *	6,082	124,985
TD SYNNEX Corp.	830	84,452

	Number of Shares	Value
Electronics — (Continued)
TTM Technologies, Inc. *	8,548	$127,365
Vontier Corp.	46,036	1,445,991
		16,989,667
Energy-Alternate Sources — 0.6%
Array Technologies, Inc. *	25,123	624,809
Eneti, Inc.	5,572	60,401
Fluence Energy, Inc. *	29,706	782,753
Green Plains, Inc. *	20,942	650,040
REX American Resources Corp. *	2,520	99,515
Shoals Technologies Group, Inc. - Class A *	31,857	626,946
SolarEdge Technologies, Inc. *	1,052	171,023
		3,015,487
Engineering & Construction — 2.7%
Bowman Consulting Group Ltd. *	97,470	2,878,289
Comfort Systems USA, Inc.	6,359	1,173,681
EMCOR Group, Inc.	4,741	1,063,169
Exponent, Inc.	10,992	987,741
Mistras Group, Inc. *	109,200	583,128
MYR Group, Inc. *	14,238	2,022,793
Primoris Services Corp.	43,045	1,522,502
Sterling Infrastructure, Inc *	24,338	2,014,213
TopBuild Corp. *	2,707	785,246
		13,030,762
Entertainment — 0.4%
Atlanta Braves Holdings, Inc. - Class A *	1,183	49,497
Cinemark Holdings, Inc. *	7,468	121,579
Genius Sports Ltd. *	98,458	653,761
IMAX Corp. *	33,302	637,067
Light & Wonder, Inc. *	6,167	472,824
Monarch Casino & Resort, Inc.	3,215	216,691
		2,151,419
Environmental Control — 0.5%
Energy Recovery, Inc. *	36,582	994,299
Montrose Environmental Group, Inc. *	24,235	931,593
Tetra Tech, Inc.	3,198	503,205
		2,429,097
Food — 1.1%
Calavo Growers, Inc.	3,696	121,820
Grocery Outlet Holding Corp. *	8,703	268,488
Hostess Brands, Inc. *	23,849	679,220
Ingles Markets, Inc. - Class A	14,622	1,142,417
J&J Snack Foods Corp.	2,130	345,337
John B Sanfilippo & Son, Inc.	1,789	179,526
Krispy Kreme, Inc.	20,095	269,072
SpartanNash Co.	7,719	167,965
The Hain Celestial Group, Inc. *	3,870	40,983

The accompanying notes are an integral part of the financial statements.
8

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Food — (Continued)
The Real Good Food Co., Inc. *	48,654	$191,697
TreeHouse Foods, Inc. *	2,674	124,394
United Natural Foods, Inc. *	8,258	166,234
Weis Markets, Inc.	1,995	129,416
Whole Earth Brands, Inc. *	440,009	1,676,434
		5,503,003
Food Service — 0.2%
Sovos Brands, Inc. *	35,074	785,658
Gas — 0.2%
Southwest Gas Holdings, Inc.	16,278	1,008,097
Hand/Machine Tools — 0.5%
Franklin Electric Co., Inc.	1,896	183,362
Hurco Cos., Inc.	61,880	1,341,559
MSA Safety, Inc.	3,993	729,441
		2,254,362
Healthcare-Products — 3.9%
Abiomed, Inc. *†	1,453	—
Adaptive Biotechnologies Corp. *	51,167	346,401
Alphatec Holdings, Inc. *	146,816	2,400,442
AngioDynamics, Inc. *	16,883	135,570
Artivion, Inc. *	3,328	56,310
Avita Medical, Inc. *	19,156	312,243
Azenta, Inc. *	2,595	146,436
BioLife Solutions, Inc. *	18,620	245,970
Castle Biosciences, Inc. *	5,884	117,268
Cutera, Inc. *	19,945	226,974
EDAP TMS SA - ADR *	53,477	430,490
Embecta Corp.	44,007	806,648
Establishment Labs Holdings, Inc. *	10,257	619,215
Glaukos Corp. *	2,161	162,378
Haemonetics Corp. *	3,260	292,520
ICU Medical, Inc. *	578	83,827
Inari Medical, Inc. *	8,792	585,723
Inspire Medical Systems, Inc. *	2,249	510,253
Integra LifeSciences Holdings Corp. *	3,088	131,364
LeMaitre Vascular, Inc.	10,760	622,036
Masimo Corp. *	2,530	289,128
Merit Medical Systems, Inc. *	3,088	201,585
Nevro Corp. *	6,338	127,014
Omnicell, Inc. *	2,230	126,798
OraSure Technologies, Inc. *	6,829	44,115
Patterson Cos., Inc.	32,899	988,286
PROCEPT BioRobotics Corp. *	16,096	549,035
Pulmonx Corp. *	5,099	53,336
Quanterix Corp. *	4,610	123,548
Repligen Corp. *	5,924	1,030,243
RxSight, Inc. *	39,741	1,152,886
SI-BONE, Inc. *	37,806	865,001
Silk Road Medical, Inc. *	17,144	331,222

	Number of Shares	Value
Healthcare-Products — (Continued)
Surmodics, Inc. *	2,311	$85,091
Tactile Systems Technology, Inc. *	38,610	731,659
Tandem Diabetes Care, Inc. *	2,242	61,341
TransMedics Group, Inc. *	29,291	1,922,368
Treace Medical Concepts, Inc. *	38,133	592,968
Varex Imaging Corp. *	7,739	152,226
West Pharmaceutical Services, Inc.	2,836	1,153,968
		18,813,886
Healthcare-Services — 0.9%
Addus HomeCare Corp. *	1,574	138,040
Amedisys, Inc. *	10,597	993,469
American Well Corp. - Class A *	35,115	49,863
Chemed Corp.	621	317,604
Community Health Systems, Inc. *	14,302	48,341
HealthEquity, Inc. *	1,801	121,658
National HealthCare Corp.	3,006	198,246
Pediatrix Medical Group, Inc. *	21,376	302,043
RadNet, Inc. *	26,130	873,003
Surgery Partners, Inc. *	22,671	822,050
The Ensign Group, Inc.	2,982	298,856
The Pennant Group, Inc. *	3,933	47,117
US Physical Therapy, Inc.	2,284	230,296
		4,440,586
Home Builders — 1.4%
Beazer Homes USA, Inc. *	18,330	537,252
Cavco Industries, Inc. *	624	174,421
Century Communities, Inc.	19,979	1,483,441
Installed Building Products, Inc.	18,181	2,631,336
LCI Industries	2,012	252,063
LGI Homes, Inc. *	2,657	327,077
M/I Homes, Inc. *	5,874	576,709
MDC Holdings, Inc.	4,389	208,258
Winnebago Industries, Inc.	5,231	339,230
		6,529,787
Home Furnishings — 0.7%
Arhaus, Inc. *	84,119	832,778
Ethan Allen Interiors, Inc.	3,342	104,872
Hamilton Beach Brands Holding Co. - Class A	130,070	1,525,721
iRobot Corp. *	747	29,051
Sleep Number Corp. *	2,991	76,510
Universal Electronics, Inc. *	96,700	860,630
		3,429,562
Household Products/Wares — 0.1%
Central Garden & Pet Co. *	1,215	53,630
Quanex Building Products Corp.	1,957	52,800
WD-40 Co.	1,574	338,205
		444,635

The accompanying notes are an integral part of the financial statements.
9

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Housewares — 0.3%
Lifetime Brands, Inc.	204,693	$1,287,519
Insurance — 2.5%
American Equity Investment Life Holding Co. *	22,842	1,226,159
Argo Group International Holdings Ltd.	2,322	69,080
Axis Capital Holdings Ltd.	28,540	1,565,704
Donegal Group, Inc. - Class A	2,108	30,798
Employers Holdings, Inc.	3,627	142,287
Genworth Financial, Inc. - Class A *	281,044	1,627,245
HCI Group, Inc.	2,200	117,216
Heritage Insurance Holdings, Inc. *	314,200	1,668,402
NMI Holdings, Inc. - Class A *	39,935	1,142,940
RLI Corp.	1,478	194,387
Safety Insurance Group, Inc.	1,668	114,875
Selective Insurance Group, Inc.	3,866	383,546
Skyward Specialty Insurance Group, Inc. *	20,636	501,867
Stewart Information Services Corp.	2,200	101,904
Trupanion, Inc. *	4,150	123,379
White Mountains Insurance Group Ltd.	1,918	3,047,107
		12,056,896
Internet — 2.1%
Cogent Communications Holdings, Inc.	1,297	91,542
Couchbase, Inc. *	17,560	300,276
ePlus, Inc. *	28,833	1,913,935
Eventbrite, Inc. - Class A *	77,791	788,023
Gambling.com Group Ltd. *	46,822	663,936
HealthStream, Inc.	4,636	97,495
Magnite, Inc. *	53,178	438,718
Overstock.com, Inc. *	8,923	232,980
Perion Network Ltd. *	41,003	1,360,890
QuinStreet, Inc. *	5,337	52,836
Roku, Inc. *	7,040	571,648
Sprinklr, Inc. - Class A *	46,600	705,058
TechTarget, Inc. *	1,635	47,006
TripAdvisor, Inc. *	62,975	951,552
Upwork, Inc. *	49,226	729,037
Yelp, Inc. *	24,179	1,036,070
		9,981,002
Investment Companies — 0.3%
Cannae Holdings, Inc. *	74,291	1,458,332
Iron/Steel — 0.6%
ATI, Inc. *	52,244	2,368,221
Carpenter Technology Corp.	11,908	745,798
		3,114,019

	Number of Shares	Value
Leisure Time — 1.0%
Lindblad Expeditions Holdings, Inc. *	64,496	$583,689
OneSpaWorld Holdings Ltd. *	193,174	2,209,911
Topgolf Callaway Brands Corp. *	4,678	81,584
Vista Outdoor, Inc. *	14,337	419,357
Xponential Fitness, Inc. - Class A *	68,431	1,482,216
		4,776,757
Lodging — 0.1%
Boyd Gaming Corp.	4,776	319,371
Machinery-Construction & Mining — 0.5%
Argan, Inc.	23,593	1,002,231
Astec Industries, Inc.	3,361	184,250
Bloom Energy Corp. - Class A *	19,552	293,084
BWX Technologies, Inc.	15,876	1,171,014
		2,650,579
Machinery-Diversified — 1.3%
Albany International Corp. - Class A	1,126	104,403
Applied Industrial Technologies, Inc.	6,142	948,141
Chart Industries, Inc. *	3,219	581,287
Flowserve Corp.	17,811	704,781
Lindsay Corp.	4,205	521,840
Tennant Co.	2,414	198,986
The Toro Co.	5,348	547,207
Twin Disc, Inc. *	185,495	2,680,403
		6,287,048
Media — 0.6%
AMC Networks, Inc. - Class A *	16,970	197,531
Cable One, Inc.	1,593	1,036,358
DISH Network Corp. - Class A *	35,489	212,934
Gray Television, Inc.	20,426	164,633
iHeartMedia, Inc. - Class A *	8,916	32,187
Liberty Latin America Ltd. - Class C *	44,088	395,028
Scholastic Corp.	3,196	138,866
Sinclair, Inc.	11,299	142,593
The EW Scripps Co. - Class A *	7,317	55,902
WideOpenWest, Inc. *	39,886	323,077
		2,699,109
Metal Fabricate/Hardware — 1.3%
Advanced Drainage Systems, Inc.	2,605	333,857
AZZ, Inc.	1,964	96,432
Mueller Industries, Inc.	5,975	461,031
NN, Inc. *	179,350	380,222
Northwest Pipe Co. *	86,990	2,878,499
Proto Labs, Inc. *	2,865	84,517
Standex International Corp.	1,485	228,141
Strattec Security Corp. *	66,980	1,574,030
		6,036,729

The accompanying notes are an integral part of the financial statements.
10

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Mining — 0.3%
Century Aluminum Co. *	18,637	$138,659
Kaiser Aluminum Corp.	1,215	92,243
Uranium Energy Corp. *	248,506	1,073,546
		1,304,448
Miscellaneous Manufacturing — 1.3%
Axon Enterprise, Inc. *	5,340	1,136,939
EnPro Industries, Inc.	4,961	676,631
Fabrinet *	7,444	1,196,772
Federal Signal Corp.	28,443	1,733,601
John Bean Technologies Corp.	2,493	274,006
Materion Corp.	2,877	312,989
Myers Industries, Inc.	2,441	45,915
Park Aerospace Corp.	58,133	792,353
Sturm Ruger & Co., Inc.	968	49,929
		6,219,135
Office Furnishings — 0.0%
Interface, Inc.	11,644	120,283
Office/Business Equipment — 0.0%
Pitney Bowes, Inc.	13,705	45,089
Xerox Holdings Corp.	5,649	89,763
		134,852
Oil & Gas — 2.2%
Chevron Corp.	10,039	1,617,283
Diamond Offshore Drilling, Inc. *	66,470	988,409
Evolution Petroleum Corp.	60,009	507,676
Helmerich & Payne, Inc.	4,567	182,634
Patterson-UTI Energy, Inc.	112,890	1,596,265
PBF Energy, Inc. - Class A	5,245	245,938
Permian Resources Corp.	128,986	1,829,021
Range Resources Corp.	29,237	946,694
SM Energy Co.	36,792	1,556,670
Southwestern Energy Co. *	112,602	763,442
Talos Energy, Inc. *	23,929	412,057
		10,646,089
Oil & Gas Services — 2.2%
DMC Global, Inc. *	64,520	1,549,771
Helix Energy Solutions Group, Inc. *	41,891	424,775
Natural Gas Services Group, Inc. *	200,570	2,178,190
NOW, Inc. *	52,743	589,139
Oceaneering International, Inc. *	91,413	2,083,302
Profire Energy, Inc. *	570,090	1,527,841
TechnipFMC PLC	49,294	938,558
Tidewater, Inc. *	18,108	1,177,563
		10,469,139
Packaging & Containers — 0.2%
Clearwater Paper Corp. *	2,737	104,800
O-I Glass, Inc. *	6,528	129,646

	Number of Shares	Value
Packaging & Containers — (Continued)
TriMas Corp.	35,375	$926,825
		1,161,271
Pharmaceuticals — 2.4%
ACELYRIN, Inc. *	47,896	1,213,206
AdaptHealth Corp. *	3,924	46,813
Amphastar Pharmaceuticals, Inc. *	6,771	360,962
Arvinas, Inc. *	2,030	57,266
Collegium Pharmaceutical, Inc. *	2,619	61,337
Corcept Therapeutics, Inc. *	3,332	109,056
Harrow Health, Inc. *	38,548	584,773
Ironwood Pharmaceuticals, Inc. - Class A *	29,813	262,354
KalVista Pharmaceuticals Inc. *	39,035	423,530
Merus NV *	46,256	1,034,747
Morphic Holding, Inc. *	22,058	1,214,955
Nature’s Sunshine Products, Inc. *	73,010	1,227,298
Option Care Health, Inc. *	19,347	673,856
Owens & Minor, Inc. *	3,772	63,747
PetIQ, Inc. *	22,704	433,192
PMV Pharmaceuticals, Inc. *	6,208	44,822
Premier, Inc. - Class A	13,424	289,019
Prestige Consumer Healthcare, Inc. *	3,474	202,639
Rhythm Pharmaceuticals, Inc. *	16,807	437,150
USANA Health Sciences, Inc. *	4,924	316,564
Vaxcyte, Inc. *	45,926	2,384,478
		11,441,764
Real Estate — 0.7%
Anywhere Real Estate, Inc. *	8,654	56,770
McGrath RentCorp	28,383	2,869,521
Newmark Group, Inc. - Class A	36,036	255,495
RE/MAX Holdings, Inc. - Class A	6,802	110,193
		3,291,979
REITS — 2.3%
Agree Realty Corp.	1,641	101,447
Alexander & Baldwin, Inc.	8,102	145,917
Alexander’s, Inc.	283	54,265
Alpine Income Property Trust, Inc.	106,224	1,847,235
Apollo Commercial Real Estate Finance, Inc.	44,054	481,070
CareTrust REIT, Inc.	7,113	143,327
Chatham Lodging Trust	17,141	167,639
Community Healthcare Trust, Inc.	2,769	91,903
CTO Realty Growth, Inc.	8,096	142,652
DiamondRock Hospitality Co.	13,130	105,828
EastGroup Properties, Inc.	2,590	465,242
Four Corners Property Trust, Inc.	2,959	74,448
Getty Realty Corp.	5,173	155,293
Gladstone Commercial Corp.	5,797	76,231

The accompanying notes are an integral part of the financial statements.
11

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
REITS — (Continued)
Global Medical REIT, Inc.	184,131	$1,782,388
Great Ajax Corp.	13,680	92,340
Invesco Mortgage Capital, Inc.	7,714	86,782
Kite Realty Group Trust	7,450	168,147
LTC Properties, Inc.	992	32,597
LXP Industrial Trust	12,112	118,940
New York Mortgage Trust, Inc.	45,897	436,939
NexPoint Residential Trust, Inc.	3,538	132,852
Office Properties Income Trust	60,668	448,943
Orion Office REIT, Inc.	11,353	66,188
Outfront Media, Inc.	10,018	113,704
PennyMac Mortgage Investment Trust	24,404	327,258
Piedmont Office Realty Trust, Inc. - Class A	53,741	369,201
PotlatchDeltic Corp.	1,462	69,094
Ready Capital Corp.	11,162	121,889
Redwood Trust, Inc.	77,920	624,139
Regency Centers Corp.	2,758	171,548
Retail Opportunity Investments Corp.	28,261	380,393
Saul Centers, Inc.	3,903	146,597
Tanger Factory Outlet Centers, Inc.	33,410	776,782
The Necessity Retail REIT, Inc.	9,297	69,727
Uniti Group, Inc.	19,358	103,952
Universal Health Realty Income Trust	2,538	118,347
Veris Residential, Inc. *	4,496	83,671
Whitestone REIT	14,111	141,110
		11,036,025
Retail — 6.8%
Abercrombie & Fitch Co. - Class A *	24,001	1,290,054
Advance Auto Parts, Inc.	8,394	577,675
Asbury Automotive Group, Inc. *	5,331	1,226,130
BJ’s Restaurants, Inc. *	7,047	207,252
BJ’s Wholesale Club Holdings, Inc. *	38,316	2,582,115
Bloomin’ Brands, Inc.	20,453	573,911
Boot Barn Holdings, Inc. *	5,509	505,451
Build-A-Bear Workshop, Inc.	136,180	3,591,067
Casey’s General Stores, Inc.	1,888	461,446
Chuy’s Holdings, Inc. *	3,285	125,158
Dave & Buster’s Entertainment, Inc. *	17,306	679,607
Designer Brands, Inc. - Class A	5,265	55,335
Destination XL Group, Inc. *	493,740	2,251,454
Dine Brands Global, Inc.	1,134	62,121
First Watch Restaurant Group, Inc. *	42,826	818,833
FirstCash Holdings, Inc.	2,930	261,708

	Number of Shares	Value
Retail — (Continued)
Five Below, Inc. *	6,624	$1,139,063
Floor & Decor Holdings, Inc. - Class A *	4,766	475,170
Foot Locker, Inc.	2,828	55,485
Freshpet, Inc. *	8,643	652,633
Genesco, Inc. *	3,278	112,370
GMS, Inc. *	16,785	1,163,872
Group 1 Automotive, Inc.	2,270	600,233
Guess?, Inc.	12,246	294,639
Hibbett Sports, Inc.	1,413	65,436
Kura Sushi USA, Inc. - Class A *	19,943	1,742,420
Leslie’s, Inc. *	92,252	577,497
Lithia Motors, Inc.	382	117,664
MSC Industrial Direct Co., Inc. - Class A	8,736	891,596
Murphy USA, Inc.	5,145	1,634,258
Nu Skin Enterprises, Inc. - Class A	2,464	58,865
Ollie’s Bargain Outlet Holdings, Inc. *	9,458	729,023
Papa John’s International, Inc.	8,292	627,704
PriceSmart Inc	1,079	85,759
Red Robin Gourmet Burgers, Inc. *	139,480	1,446,408
RH *	2,399	876,091
Shoe Carnival, Inc.	6,304	145,811
Signet Jewelers Ltd.	5,100	382,500
Texas Roadhouse, Inc.	8,864	922,742
The Buckle, Inc.	2,951	107,830
The ODP Corp. *	1,590	78,419
Tilly’s, Inc. - Class A *	204,870	1,841,781
Wingstop, Inc.	3,328	534,610
Zumiez, Inc. *	3,290	62,477
		32,691,673
Savings & Loans — 1.2%
Axos Financial, Inc. *	3,461	149,134
Banc of California, Inc.	5,748	72,022
Berkshire Hills Bancorp, Inc.	17,583	367,485
Brookline Bancorp, Inc.	4,100	39,237
Eagle Bancorp Montana, Inc.	63,570	803,525
Flushing Financial Corp.	4,361	61,577
FS Bancorp, Inc.	81,184	2,407,106
New York Community Bancorp, Inc.	8,845	108,617
Northfield Bancorp, Inc.	4,651	49,022
Northwest Bancshares, Inc.	5,826	64,086
Pacific Premier Bancorp, Inc.	8,033	184,920
Provident Financial Services, Inc.	10,750	177,160
Riverview Bancorp, Inc.	242,220	1,433,942
		5,917,833
Semiconductors — 4.1%
ACM Research, Inc. - Class A *	62,880	1,104,173

The accompanying notes are an integral part of the financial statements.
12

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Semiconductors — (Continued)
Aehr Test Systems *	69,377	$3,538,921
Amtech Systems, Inc. *	251,750	2,160,015
Axcelis Technologies, Inc. *	13,846	2,660,509
AXT, Inc. *	1,250	3,250
Cirrus Logic, Inc. *	3,525	289,191
FormFactor, Inc. *	7,775	274,613
inTEST Corp. *	72,730	1,274,229
Kulicke & Soffa Industries, Inc.	6,419	332,055
Lattice Semiconductor Corp. *	8,903	865,906
MKS Instruments, Inc.	1,371	137,415
Monolithic Power Systems, Inc.	1,952	1,017,402
Onto Innovation, Inc. *	6,554	910,875
Photronics, Inc. *	53,465	1,270,328
Power Integrations, Inc.	13,577	1,140,739
Semtech Corp. *	5,218	136,451
Silicon Laboratories, Inc. *	2,886	389,206
SiTime Corp. *	3,656	485,115
SkyWater Technology, Inc. *	53,513	358,537
SMART Global Holdings, Inc. *	46,669	1,205,460
Veeco Instruments, Inc. *	3,472	101,348
		19,655,738
Software — 4.4%
ACI Worldwide, Inc. *	49,949	1,212,762
ACV Auctions, Inc. - Class A *	61,171	1,028,284
Agilysys, Inc. *	20,992	1,480,881
Alignment Healthcare, Inc. *	8,930	52,151
Apollo Medical Holdings, Inc. *	1,446	54,745
Appfolio, Inc. - Class A *	3,395	654,454
Asure Software, Inc. *	156,530	1,962,886
Bandwidth, Inc. - Class A *	3,488	50,123
Blackbaud, Inc. *	799	60,812
BlackLine, Inc. *	11,327	680,300
Cerence, Inc. *	2,519	65,746
Computer Programs and Systems, Inc. *	37,144	604,333
Concentrix Corp.	830	66,259
Confluent, Inc. - Class A *	15,363	508,362
CSG Systems International, Inc.	2,981	161,898
Digi International, Inc. *	39,987	1,334,766
DoubleVerify Holdings, Inc. *	15,553	525,847
Doximity, Inc. - Class A *	9,358	223,095
Duolingo, Inc. *	2,378	349,946
Fastly, Inc. - Class A *	89,831	2,137,079
Five9, Inc. *	5,522	399,627
Gitlab, Inc. - Class A*	18,041	854,602
Global-e Online Ltd. *	15,673	621,121
Health Catalyst, Inc. *	4,416	51,623
JFrog Ltd. *	21,305	611,240
LivePerson, Inc. *	11,834	49,703
PDF Solutions, Inc. *	15,333	557,201
Phreesia, Inc. *	19,604	558,126

	Number of Shares	Value
Software — (Continued)
Privia Health Group, Inc. *	28,057	$736,496
Procore Technologies, Inc. *	7,703	520,338
Progress Software Corp.	5,306	322,817
Rackspace Technology, Inc. *	19,364	48,410
Simulations Plus, Inc.	1,175	52,276
Smartsheet, Inc. - Class A *	13,316	555,677
SPS Commerce, Inc. *	800	148,904
Take-Two Interactive Software, Inc. *	3,504	498,269
Verra Mobility Corp. *	21,157	376,383
Vertex, Inc. - Class A *	32,461	726,802
Yext, Inc. *	63,385	555,253
		21,459,597
Telecommunications — 0.8%
Aviat Networks, Inc. *	6,616	233,148
Calix, Inc. *	18,389	855,273
CommScope Holding Co., Inc. *	13,444	44,903
Credo Technology Group Holding Ltd. *	35,291	580,890
Extreme Networks, Inc. *	27,445	753,365
IDT Corp. - Class B *	3,111	72,735
InterDigital, Inc.	869	75,351
Iridium Communications, Inc.	9,628	471,291
Lumen Technologies, Inc.	83,765	133,186
Telephone and Data Systems, Inc.	10,347	222,357
United States Cellular Corp. *	8,331	382,143
Viavi Solutions, Inc. *	23,640	247,038
		4,071,680
Textiles — 0.5%
UniFirst Corp.	12,397	2,183,484
Toys/Games/Hobbies — 0.1%
Funko, Inc. - Class A *	7,565	52,728
JAKKS Pacific, Inc. *	24,460	481,373
		534,101
Transportation — 1.5%
Air Transport Services Group, Inc. *	105,895	2,283,096
ArcBest Corp.	7,779	821,385
CryoPort, Inc. *	3,431	48,377
Forward Air Corp.	6,038	427,611
Knight-Swift Transportation Holdings, Inc. - Class A	1,873	102,678
Marten Transport Ltd.	7,327	153,867
PAM Transportation Services, Inc. *	41,286	952,055
Saia, Inc. *	4,008	1,708,210
Scorpio Tankers, Inc.	4,242	214,263
World Kinect Corp.	20,029	438,635
		7,150,177

The accompanying notes are an integral part of the financial statements.
13

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Concluded)

August 31, 2023

	Number of Shares	Value
Water — 0.1%
American States Water Co.	1,758	$148,041
California Water Service Group	1,969	98,942
The York Water Co.	1,229	50,070
		297,053
TOTAL COMMON STOCKS
(COST $323,023,602)		448,298,749

*	Non-income producing security.

†

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by the Adviser, as valuation designee, under the oversight of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2023, these securities amounted to $0 or 0.0% of net assets.

(a)	The rate shown is as of August 31, 2023.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.
14

ADARA SMALLER COMPANIES FUND

STATEMENT of Assets and Liabilities

August 31, 2023

ASSETS
Investments, at value (cost $323,023,602)	$448,298,749
Short-term investments, at value (cost $34,332,416)	34,332,416
Receivables for:
Investments sold	326,889
Dividends	354,814
Capital shares sold	103,533
Prepaid expenses and other assets	36,885
Total assets	483,453,286

LIABILITIES
Payables for:
Investments purchased	626,940
Sub-advisory fees	264,854
Other accrued expenses and liabilities	121,392
Total liabilities	1,013,186
Net assets	$482,440,100

NET ASSETS CONSIST OF:
Par value	$31,625
Paid-in capital	364,712,187
Total distributable earnings/(loss)	117,696,288
Net assets	$482,440,100

CAPITAL SHARES:
Net Assets	482,440,100
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	31,624,551
Net asset value, offering and redemption price per share	$15.26

The accompanying notes are an integral part of the financial statements.
15

ADARA SMALLER COMPANIES FUND

Statement of Operations

FOR THE Year ENDED August 31, 2023

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $6,425)	$5,947,396
Total investment income	5,947,396

EXPENSES
Sub-advisory fees (Note 2)	3,097,525
Administration and accounting services fees (Note 2)	159,281
Officer fees	51,733
Legal fees	47,607
Transfer agent fees (Note 2)	46,163
Director fees	43,735
Custodian fees (Note 2)	41,345
Registration and filing fees	39,392
Audit fees and tax services	33,919
Printing and shareholder reporting fees	5,416
Other expenses	108,991
Total expenses	3,675,107
Net investment income/(loss)	2,272,289

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(1,023,542)
Net change in unrealized appreciation/(depreciation) on investments	27,357,651
Net realized and unrealized gain/(loss) on investments	26,334,109
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,606,398

The accompanying notes are an integral part of the financial statements.
16

ADARA SMALLER COMPANIES FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$2,272,289	$462,143
Net realized gain/(loss) from investments	(1,023,542)	7,961,046
Net change in unrealized appreciation/(depreciation) on investments	27,357,651	(94,979,643)
Net increase/(decrease) in net assets resulting from operations	28,606,398	(86,556,454)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(1,462,252)	(105,103,713)
Net decrease in net assets from dividends and distributions to shareholders	(1,462,252)	(105,103,713)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	48,697,828	47,018,138
Reinvestment of distributions	1,335,449	86,226,516
Shares redeemed	(36,215,013)	(36,283,870)
Net increase/(decrease) in net assets resulting from capital share transactions	13,818,264	96,960,784
Total increase/(decrease) in net assets	40,962,410	(94,699,383)

NET ASSETS:
Beginning of period	$441,477,690	536,177,073
End of period	$482,440,100	$441,477,690

SHARE TRANSACTIONS:
Shares sold	3,378,762	2,989,240
Shares reinvested	93,193	4,890,897
Shares redeemed	(2,526,832)	(2,172,006)
Net increase/(decrease) in shares	945,123	5,708,131

The accompanying notes are an integral part of the financial statements.
17

ADARA SMALLER COMPANIES FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$14.39	$21.47	$13.73	$12.89	$16.76
Net investment income/(loss)(1)	0.07	0.02	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain/(loss) from investments	0.85	(2.88)	7.99	1.33	(1.99)
Net increase/(decrease) in net assets resulting from operations	0.92	(2.86)	7.96	1.32	(2.00)
Dividends and distributions to shareholders from:
Net investment income	(0.05)	—	—	—	—
Net realized capital gains	—	(4.22)	(0.22)	(0.48)	(1.87)
Total dividends and distributions to shareholders	(0.05)	(4.22)	(0.22)	(0.48)	(1.87)
Net asset value, end of period	$15.26	$14.39	$21.47	$13.73	$12.89
Total investment return/(loss)(2)	6.40%	(16.93)%	58.41%	10.47%	(11.16)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$482,440	$441,478	$536,177	$361,442	$291,859
Ratio of expenses to average net assets	0.82%	0.84%	0.84%	0.90%	0.93%
Ratio of net investment income/(loss) to average net assets	0.50%	0.10%	(0.18)%	(0.08)%	(0.08)%
Portfolio turnover rate	56%	56%	75%	101%	80%

(1)	Calculated based on average shares outstanding for the period.

(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.
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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2023

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund complex divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the Adara Smaller Companies Fund (the “Fund”), which commenced investment operations on October 21, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued by the Adviser, as Valuation Designee, in accordance with procedures adopted by Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2023

The following is a summary of the inputs used, as of the end of the current fiscal period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$448,298,749	$448,298,749	$—	$—	**
Short-Term Investments	34,332,416	34,332,416	—	—
Total Investments*	$482,631,165	$482,631,165	$—	$—

*	Please refer to Portfolio of Investments for further details.

**	Value equals zero as of the end of the reporting period.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no significant Level 3 transfers.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2023

allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC and River Road Asset Management, LLC each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Company on behalf of the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s sub-advised average daily net assets (the “Sub-Advisory Fee”), not to exceed 1.00%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $3,097,525, or the rate of 0.69%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets. During the current fiscal period, the Adviser received $57,785.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2023

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated by the Company for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$260,649,481	$232,770,819

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2023, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$360,325,203	$148,618,109	$(26,222,147)	$122,395,962

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2023

may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$1,351,664	$—	$(6,051,338)	$122,395,962	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 was as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2023	$1,462,252	$—	$1,462,252
2022	$40,918,809	$64,184,904	$105,103,713

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2023.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2023, the Fund had short-term capital loss carryforwards of $6,051,338.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted a final rule relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Fund is required to comply.

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2023

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

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ADARA SMALLER COMPANIES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Adara Smaller Companies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Adara Smaller Companies Fund (one of the funds constituting The RBB Fund, Inc., hereafter referred to as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 24, 2023

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

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ADARA SMALLER COMPANIES FUND

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. During the fiscal year ended August 31, 2023, the following dividends and distributions were paid by the Fund:

Ordinary income	long-term gains
$1,462,252	$

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2023 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Adara Smaller Companies Fund	100%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Adara Smaller Companies Fund	100%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Adara Smaller Companies Fund	0%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

ADARA SMALLER COMPANIES FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC, and River Road Asset Management, LLC (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 16-17, 2023 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Altair with respect to the Fund, and the Sub-Advisory Agreements among the Company, Altair and each Sub-Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of Altair, and discussed the aforementioned Agreements with counsel in executive sessions, at which no representatives of Altair or the Sub-Advisers were present. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage, as applicable; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Fuse Research Network, LLC comparing the Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of the Fund to the performance of its Peer Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

27

ADARA SMALLER COMPANIES FUND

Other Information (Unaudited) (Continued)

The Directors also considered the investment performance of the Fund, noting that the Fund had outperformed its benchmark, the Russell 2000 Index, for the one-year, three-year, five-year, and seven-year periods ended March 31, 2023, and underperformed the benchmark for the three-month period ended March 31, 2023. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Board noted that the Fund’s total return outperformed the median of its Peer Group for the three-year, five-year, and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month and one-year periods ended December 31, 2022.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement and Sub-Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s net advisory fee was at the median and in the 3rd quintile of its Peer Group and the Fund’s total net expenses were below the median and in the 1st quintile (least expensive) of its Peer Group. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of the Fund’s trading, up to 0.01% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreement.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and the Sub-Advisers, the Directors concluded that the reimbursement to be made by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2024.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to its Compliance Committee, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess,

28

ADARA SMALLER COMPANIES FUND

Other Information (Unaudited) (Concluded)

manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

29

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

30

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).

31

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

32

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC (an investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A

33

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series of the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

34

ADARA SMALLER COMPANIES FUND

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE ADARA SMALLER COMPANIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Adara Smaller Companies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Adara Smaller Companies Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

35

ADARA SMALLER COMPANIES FUND

PRIVACY NOTICE (Unaudited) (Concluded)

What we do
How does the Adara Smaller Companies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Adara Smaller Companies Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Adara Smaller Companies Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Adara Smaller Companies Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Adara Smaller Companies Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

36

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Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bank Global Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

ADA-AR23

AQUARIUS INTERNATIONAL FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2023

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

AQUARIUS INTERNATIONAL FUND

ANNUAL INVESTMENT ADVISER’S REPORT

August 31, 2023 (UNAUDITED)

Dear Shareholder,

The Aquarius International Fund (the “Fund”) generated a return of 11.89% for the fiscal year ended August 31, 2023, compared to the 12.14% return of the Fund’s benchmark, the MSCI ACWI ex USA Gross Index, over the same period.

Developed international equities, as measured by the MSCI EAFE Index, were up 18.55% for the period. European economies rebounded during fiscal year after fears of a deep recession did not materialize, and Japanese equities benefited from accommodative monetary policy and corporate governance reforms. Emerging markets, as measured by the MSCI Emerging Markets Index, were up 1.69% for the period, detracting from overall Fund performance as macro concerns around China weighed on emerging market stocks. U.S. investors also benefited from a weaker dollar, which fell nearly 5% over the course of the fiscal year and provided a boost to the returns of equities converted back to the U.S. currency.

The Fund ended the fiscal year with four underlying sub-advisers: international developed markets managers Mawer Investment Management, Ltd. (“Mawer”) and Boston Partners Global Investors, Inc. (“Boston Partners”); emerging markets manager Driehaus Capital Management, LLC (“Driehaus”); and tax-loss harvesting manager Aperio Group, LLC (“Aperio”). On March 31, 2023, Boston Partners was appointed as a sub-adviser to the Fund and Setanta Asset Management Limited (“Setanta”) was terminated as a sub-adviser to the Fund. In conjunction with this sub-adviser change, Boston Partners was allocated the proportion of Fund assets that was previously managed by Setanta. The proportions of Fund assets allocated to the Fund’s sub-advisers at the end of the 2023 fiscal year were as follows: Mawer 32%, Boston Partners 32%, Driehaus 17% and Aperio 14%.

Returns for the underlying sub-advisers in the 2023 fiscal year were as follows: Mawer +15.98%, Aperio +13.44%, and Driehaus +1.20%. The return for Setanta during the portion of the 2023 fiscal year when it was a sub-adviser to the Fund (9/1/2022-3/31/2023) was 13.73%. The return for Boston Partners during the portion of the 2023 fiscal year when it was a sub-adviser to the Fund (3/31/2023-8/31/2023) was 1.30%.

While international equities have recently underperformed U.S. equities, they historically have alternated in cycles of outperformance. International equities represent approximately 38% of the global stock market, and investing in them can help to mitigate certain risks associated with investing only in U.S. companies and the U.S. dollar. Altair Advisers LLC continues to believe that international equities play an important role in a diversified portfolio. By investing directly in overseas companies, we believe that the potential exists for investors to obtain exposure to economies with higher growth rates than the U.S. economy and/or companies trading at more attractive valuations than similar companies in the U.S.

Sincerely,
Altair Advisers LLC

1

AQUARIUS INTERNATIONAL FUND

Annual Report
Performance Data

AUGUST 31, 2023 (UNAUDITED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN AQUARIUS INTERNATIONAL FUND
VS. MSCI ACWI EX USA GROSS INDEX

This chart assumes a hypothetical $10,000 initial investment in the Fund made on April 17, 2018 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI ex USA Gross Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2023
	One Year	Three Year	Five Year	Since Inception
Aquarius International Fund	11.89%	2.23%	2.58%	1.64%*
MSCI ACWI ex USA Gross Index	12.14%	4.28%	3.70%	2.87%**

*	The Fund commenced operations on April 17, 2018.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2022, are 0.73% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The MSCI ACWI ex USA Gross Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,306 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small, micro-cap and large cap stocks, Initial Public Offerings (IPOs), special situations, foreign markets, emerging markets and illiquid securities all of which may be more volatile and less liquid.

2

AQUARIUS INTERNATIONAL FUND

Fund Expense Example

AUGUST 31, 2023 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Actual	$1,000.00	$1,044.70	$3.40	0.66%	4.47%
Hypothetical (5% return before expenses)	1,000.00	1,021.88	3.36	0.66%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio in the table above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

3

AQUARIUS INTERNATIONAL FUND

Portfolio Holdings Summary Table

AUGUST 31, 2023 (unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

Security Type/Sector Classification	% Of Net Assets	Value
COMMON STOCKS:
Banks	11.5%	$51,916,163
Pharmaceuticals	7.6	34,420,896
Semiconductors	6.9	31,191,582
Insurance	5.9	26,835,640
Oil & Gas	5.7	25,683,624
Commercial Services	3.4	15,539,187
Aerospace/Defense	3.2	14,331,077
Internet	3.1	13,992,747
Distribution/Wholesale	3.1	13,841,365
Mining	2.5	11,213,359
Food	2.5	11,093,126
Telecommunications	2.3	10,205,052
Retail	2.3	10,152,685
Beverages	2.2	9,920,957
Computers	2.0	8,913,290
Machinery-Construction & Mining	1.9	8,635,030
Auto Manufacturers	1.8	8,165,081
Media	1.7	7,766,396
Apparel	1.6	7,043,799
Electric	1.4	6,356,877
Diversified Financial Services	1.4	6,107,089
Software	1.3	6,001,586
Home Furnishings	1.0	4,679,908
Food Service	1.0	4,443,684
Building Materials	0.9	4,166,199
Chemicals	0.9	4,140,104
Transportation	0.9	4,014,975
Engineering & Construction	0.8	3,821,566
Machinery-Diversified	0.8	3,625,922
Miscellaneous Manufacturing	0.8	3,522,274
Coal	0.7	3,094,930
Real Estate	0.6	2,883,451
Airlines	0.6	2,842,502
Healthcare-Products	0.6	2,535,235
Biotechnology	0.5	2,457,710
Household Products/Wares	0.5	2,278,154
Metal Fabricate/Hardware	0.5	2,277,386
Lodging	0.5	2,196,337
Iron/Steel	0.5	2,111,077
Cosmetics/Personal Care	0.5	2,027,294
Healthcare-Services	0.5	2,026,002
Electronics	0.4	1,825,479
Life Sciences Tools & Services	0.4	1,795,556
Electrical Components & Equipment	0.3	1,571,807
Entertainment	0.3	1,360,242
Agriculture	0.3	1,145,578
Auto Parts & Equipment	0.2	950,986
Private Equity	0.2	770,682
REITS	0.2	679,052
Materials	0.1	507,641
Textiles	0.1	472,403
Pipelines	0.1	366,519
Advertising	0.1	258,760
Hand/Machine Tools	0.0	183,994
Toys/Games/Hobbies	0.0	147,146
Forest Products & Paper	0.0	120,933
Investment Companies	0.0	106,305
Home Builders	0.0	81,518
Water	0.0	76,686
Oil & Gas Services	0.0	74,337
Office/Business Equipment	0.0	66,458
Energy-Alternate Sources	0.0	57,301
Holding Companies-Diversification	0.0	41,227
Environmental Control	0.0	35,919
Leisure Time	0.0	34,619
EXCHANGE TRADED FUNDS:
Diversified Financial Services	0.5	2,333,222
PREFERRED STOCKS:
Auto Manufacturers	0.0	45,645
Banks	0.1	170,958
Cosmetics/Personal Care	0.0	24,723
SHORT-TERM INVESTMENTS	7.7	34,953,773
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6	2,866,141
NET ASSETS	100.0%	$451,596,928

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

AQUARIUS INTERNATIONAL FUND

Portfolio Holdings Summary Table

AUGUST 31, 2023 (unaudited)

The following table presents a summary by country of the portfolio holdings of the Fund:

Country	% Of Net Assets	Value
COMMON STOCKS:
Argentina	0.0%	$166,246
Australia	0.6	2,696,916
Austria	0.3	1,389,851
Belgium	0.7	3,003,112
Bermuda	0.7	3,067,444
Brazil	1.8	8,009,802
Britain	16.4	74,190,492
Canada	4.5	20,410,604
Chile	0.0	222,359
China	4.4	19,882,089
Colombia	0.0	8,117
Cypress	0.0	—
Denmark	3.1	13,869,021
Finland	1.0	4,636,474
France	7.0	31,552,692
Germany	3.6	16,301,845
Greece	0.4	1,716,573
Hong Kong	0.9	3,915,138
India	4.5	20,269,668
Indonesia	0.5	2,388,272
Ireland	1.2	5,266,900
Israel	0.1	415,943
Italy	1.5	6,682,228
Japan	9.8	44,250,812
Jordan	0.1	623,096
Kazakhstan	0.2	944,399
Luxembourg	0.9	4,074,787
Mexico	1.0	4,732,418
Netherlands	5.8	26,165,560
New Zealand	0.0	142,363
Norway	1.0	4,515,496
Panama	0.1	359,001
Peru	0.1	504,622
Philippines	0.2	793,789
Poland	0.0	168,639
Portugal	0.0	46,872
Qatar	0.1	302,006
Russia	0.0	20
Singapore	1.5	6,770,373
South Africa	0.2	980,743
South Korea	3.3	14,900,123
Spain	1.1	4,882,482
Sweden	0.9	3,886,786
Switzerland	4.3	19,316,438
Taiwan	3.4	15,232,934
Thailand	0.2	1,034,623
Turkey	0.2	906,800
United Arab Emirates	0.4	1,866,369
United States	2.9	12,918,458
Uruguay	0.2	820,671
EXCHANGE TRADED FUNDS:
United States	0.5	2,333,222
PREFERRED STOCKS:
Brazil	0.1	133,204
Colombia	0.0	37,754
Germany	0.0	45,645
South Korea	0.0	24,723
SHORT-TERM INVESTMENTS:
United States	7.7	34,953,773
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6	2,866,141
NET ASSETS	100.0%	$451,596,928

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments

AUGUST 31, 2023

	Number of Shares	Value
COMMON STOCKS — 91.1%
Advertising — 0.1%
Dentsu Group, Inc.	1,800	$53,759
Publicis Groupe SA	2,188	170,725
WPP PLC	3,536	34,276
		258,760
Aerospace/Defense — 3.2%
Airbus SE	9,877	1,445,077
BAE Systems PLC	446,506	5,683,031
BAE Systems PLC - SP ADR	1,742	90,183
CAE, Inc. *	1,578	38,046
Dassault Aviation SA	263	51,643
Elbit Systems Ltd.	423	83,445
Hanwha Aerospace Co. Ltd.	4,090	352,350
Hindustan Aeronautics Ltd.	9,889	465,377
MTU Aero Engines AG - ADR	562	65,833
Rheinmetall AG	9,593	2,605,703
Safran SA	580	92,954
Thales SA	23,023	3,357,435
		14,331,077
Agriculture — 0.3%
Imperial Brands PLC – SP ADR	4,503	103,704
ITC Ltd.	145,824	774,086
Japan Tobacco, Inc.	6,900	151,084
RLX Technology, Inc. - ADR *	23,295	35,641
Wilmar International Ltd.	29,000	81,063
		1,145,578
Airlines — 0.6%
ANA Holdings, Inc. *	1,400	31,605
Copa Holdings SA – Class A	3,530	359,001
Japan Airlines Co. Ltd.	1,500	30,891
Ryanair Holdings PLC – SP ADR *	24,393	2,421,005
		2,842,502
Apparel — 1.6%
adidas AG	381	76,036
Gildan Activewear, Inc.	5,757	171,674
Hermes International SCA	80	164,535
Kering SA	1,971	1,053,954
LVMH Moet Hennessy Louis Vuitton SE	4,709	3,982,208
LVMH Moet Hennessy Louis Vuitton SE - ADR	2,000	338,559
PRADA SpA	90,400	589,997
Samsonite International SA *(a)	199,200	666,836
		7,043,799
Auto Manufacturers — 1.8%
Bayerische Motoren Werke AG – SP ADR	3,309	116,278
Daimler Truck Holding AG	37,123	1,306,235
Ferrari NV	141	44,706
Ferrari NV	642	203,989

	Number of Shares	Value
Auto Manufacturers — (Continued)
Honda Motor Co. Ltd.	2,200	$71,096
Honda Motor Co. Ltd. – SP ADR	1,291	41,738
Hyundai Motor Co.	529	75,586
Iveco Group NV *	1,324	13,130
Li Auto, Inc. - ADR *	1,693	70,514
Mahindra & Mahindra Ltd.	20,747	394,476
Mercedes-Benz Group AG	3,623	265,113
NIO, Inc. - ADR *	3,261	33,490
Nissan Motor Co. Ltd. – SP ADR	4,601	39,247
Stellantis NV	169,628	3,144,406
Stellantis NV	2,278	42,257
Subaru Corp.	1,800	34,602
Suzuki Motor Corp.	41,200	1,618,848
Toyota Motor Corp.	7,100	122,326
Toyota Motor Corp.	1,862	320,506
Volkswagen AG - ADR	5,060	72,257
Volvo AB – Class B	3,636	73,279
XPeng, Inc. - ADR *	3,429	61,002
		8,165,081
Auto Parts & Equipment — 0.2%
Aisin Corp.	1,100	36,710
Cie Generale des Etablissements Michelin SCA	1,852	57,942
Continental AG - SP ADR	9,600	71,520
Denso Corp.	1,400	95,554
Hyundai Mobis Co. Ltd.	501	87,467
KPIT Technologies Ltd.	27,259	386,709
Magna International, Inc.	3,010	177,048
Vitesco Technologies Group AG *	88	6,946
Weichai Power Co. Ltd. - Class H	24,000	31,090
		950,986
Banks — 11.5%
ANZ Group Holdings Ltd.	5,980	97,636
Banco Bilbao Vizcaya Argentaria SA	331,634	2,616,559
Banco do Brasil SA	228,300	2,185,700
Banco do Brasil SA - SP ADR	11,296	107,877
Banco Santander SA	37,238	145,363
Bank Central Asia Tbk PT	687,000	413,578
Bank Mandiri Persero Tbk PT	3,922,600	1,551,145
Bank Mandiri Persero Tbk PT - ADR	5,112	80,514
Bank Montreal	1,574	135,506
Bank Rakyat Indonesia Persero Tbk PT - ADR	1,382	25,035
Bankinter SA	181,473	1,163,201
Barclays PLC	126,063	234,813
BDO Unibank. Inc.	181,150	445,371
Bendigo & Adelaide Bank Ltd.	12,614	77,265
BNP Paribas SA	2,636	170,464

The accompanying notes are an integral part of the financial statements.

6

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value
Banks — (Continued)
BOC Hong Kong Holdings Ltd.	28,000	$77,792
CaixaBank SA	65,952	267,122
Canadian Imperial Bank of Commerce	1,906	75,497
China Merchants Bank Co. Ltd. – Class H	26,563	105,185
Commerzbank AG	210,243	2,310,043
Commonwealth Bank of Australia	4,512	297,237
Computershare Ltd.	2,023	32,888
Concordia Financial Group Ltd.	11,723	51,945
Credicorp Ltd.	3,568	504,622
DBS Group Holdings Ltd. - ADR	97,427	2,562,445
Deutsche Bank AG	8,776	95,571
DNB Bank ASA	72,908	1,441,140
FinecoBank Banca Fineco SpA	189,437	2,589,121
FirstRand Ltd.	13,495	52,434
Fukuoka Financial Group, Inc.	3,000	70,846
Grupo Financiero Banorte SAB de CV	135,985	1,154,283
Grupo Financiero Galicia SA - ADR	9,195	166,246
Hana Financial Group, Inc.	32,052	957,798
Hang Seng Bank Ltd.	2,400	30,586
HDFC Bank Ltd.	223,312	4,228,625
HDFC Bank Ltd. - ADR	38,837	2,419,934
HSBC Holdings PLC – SP ADR	9,910	369,841
ICICI Bank Ltd. – SP ADR	95,790	2,219,454
Industrial & Commercial Bank of China Ltd. – Class H	1,356,000	621,695
ING Groep NV	218,157	3,091,072
Intesa Sanpaolo SpA	14,336	38,283
Japan Post Bank Co. Ltd.	3,700	29,689
Macquarie Group Ltd.	1,021	116,731
Mediobanca Banca di Credito Finanziario SpA	3,974	51,879
Mitsubishi UFJ Financial Group, Inc. – SP ADR	53,334	422,939
National Australia Bank Ltd. – SP ADR	11,208	104,459
National Australia Bank Ltd. – SP ADR	7,689	143,296
National Bank of Greece SA *	79,104	537,099
NatWest Group PLC	452,799	1,316,777
Nedbank Group Ltd. – SP ADR	2,666	30,203
Nordea Bank Abp	90,508	991,539
Nordea Bank Abp	93	1,018
Oversea-Chinese Banking Corp. Ltd.	9,000	83,505
Resona Holdings, Inc.	324,100	1,716,928
Royal Bank of Canada	3,116	280,751
SCB X PCL - NVDR	80,300	270,440

	Number of Shares	Value
Banks — (Continued)
Shinhan Financial Group Co. Ltd. - ADR	9,162	$246,458
Shizuoka Financial Group, Inc.	3,900	31,692
Societe Generale SA	2,392	67,768
Standard Bank Group Ltd.	43,041	440,346
Sumitomo Mitsui Financial Group, Inc.	55,700	2,546,407
Sumitomo Mitsui Financial Group, Inc. – SP ADR	56,610	515,151
Sumitomo Mitsui Trust Holdings, Inc.	800	29,967
Svenska Handelsbanken AB - Class A	196,601	1,640,450
TCS Group Holding PLC - GDR *‡	3,732	—
The Bank of Nova Scotia	2,343	111,152
The Chiba Bank Ltd.	4,900	34,988
The Toronto-Dominion Bank	4,514	275,399
UBS Group AG	58,688	1,554,452
UniCredit SpA	2,917	71,067
United Overseas Bank Ltd.	135,500	2,846,498
Woori Financial Group, Inc. – SP ADR	4,696	125,383
		51,916,163
Beverages — 2.2%
Anheuser-Busch InBev SA NV – SP ADR	3,128	177,952
Arca Continental SAB de CV	51,800	505,833
Asahi Group Holdings Ltd.	91,700	3,567,623
Carlsberg A/S – Class B	499	72,154
China Resources Beer Holdings Co. Ltd.	116,000	681,076
Cia Cervecerias Unidas SA - ADR	4,167	61,380
Coca-Cola Europacific Partners PLC	40,786	2,614,790
Coca-Cola HBC AG	1,058	30,478
Davide Campari-Milano NV	5,538	72,354
Diageo PLC – SP ADR	2,046	338,920
Endeavour Group Ltd.	2,137	7,601
Fomento Economico Mexicano SAB de CV – SP ADR	7,930	892,284
Heineken Holding NV	434	34,730
Kweichow Moutai Co. Ltd. - Class A	2,700	685,170
Pernod Ricard SA	300	58,876
Pernod Ricard SA - SP ADR	1,450	57,391
Remy Cointreau SA	188	29,082
Tsingtao Brewery Co. Ltd. – Class H	4,000	33,263
		9,920,957
Biotechnology — 0.5%
Argenx SE - ADR *	245	123,110

The accompanying notes are an integral part of the financial statements.

7

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value
Biotechnology — (Continued)
CSL Ltd.	628	$110,904
CSL Ltd. - SP ADR	1,030	90,836
Genmab A/S *	2,330	89,216
Genmab A/S - SP ADR *	5,334	2,043,644
		2,457,710
Building Materials — 0.9%
Cemex SAB de CV – SP ADR *	69,975	557,701
Cie de Saint-Gobain SA	519	33,762
CRH PLC	38,049	2,186,737
CRH PLC – SP ADR	1,441	82,958
Daikin Industries Ltd.	149	25,756
Geberit AG	202	104,544
Holcim AG	2,013	133,119
Imerys SA	19,730	671,744
James Hardie Industries PLC - CDI *	2,896	87,046
Kingspan Group PLC	554	46,810
Semen Indonesia Persero Tbk PT - ADR	2,421	21,728
Sika AG	437	123,489
Svenska Cellulosa AB SCA - Class B	4,527	60,263
West Fraser Timber Co. Ltd.	404	30,542
		4,166,199
Chemicals — 0.9%
Air Liquide SA	15,496	2,799,763
Air Liquide SA - ADR	1,948	70,479
Asahi Kasei Corp.	6,000	38,729
BASF SE	1,905	96,426
Brenntag SE	387	31,302
Chr Hansen Holding A/S	439	28,625
Covestro AG *(a)	586	31,119
Croda International PLC	584	40,785
Daqo New Energy Corp. - ADR *	848	31,351
DSM BV	785	77,861
EMS-Chemie Holding AG	143	107,317
FUCHS SE	941	30,889
Givaudan SA	27	89,938
Givaudan SA - ADR	600	39,984
ICL Group Ltd.	12,592	75,174
LG Chem Ltd.	385	169,519
Nippon Sanso Holdings Corp.	1,500	36,168
Shin-Etsu Chemical Co. Ltd.	3,270	104,227
Shin-Etsu Chemical Co. Ltd. - ADR	6,860	109,144
Solvay SA – Class A	373	43,193
Sumitomo Chemical Co. Ltd.	13,000	35,988
Symrise AG	500	52,123
		4,140,104

	Number of Shares	Value
Coal — 0.7%
China Shenhua Energy Co. Ltd. - Class H	39,000	$113,510
Teck Resources Ltd. - Class B	63,884	2,641,976
Teck Resources Ltd. - Class B	8,215	339,444
		3,094,930
Commercial Services — 3.4%
Abu Dhabi Ports Co. PJSC *	346,659	603,980
Adyen NV *(a)	1,206	1,007,037
Allfunds Group PLC	141,996	840,147
Amadeus IT Group SA - ADR	1,437	98,463
Ashtead Group PLC	46,119	3,217,186
Bureau Veritas SA	1,739	46,585
China Merchants Port Holdings Co. Ltd.	60,000	71,777
Edenred	27,998	1,784,127
Experian PLC	2,543	88,811
International Container Terminal Services, Inc.	65,067	237,816
Intertek Group PLC	1,279	66,981
Localiza Rent a Car SA – SP ADR	4,006	50,836
New Oriental Education & Technology Group, Inc. - SP ADR *	16,992	921,646
One 97 Communications Ltd. *	59,106	608,958
RB Global, Inc.	1,064	65,670
Recruit Holdings Co. Ltd.	3,292	117,270
RELX PLC	157,551	5,135,343
Rentokil Initial PLC	34,286	261,036
Secom Co. Ltd.	800	55,990
SGS SA	740	67,209
TAL Education Group - ADR *	7,594	53,538
The Bidvest Group Ltd.	3,146	47,469
TravelSky Technology Ltd. - Class H	51,000	91,312
		15,539,187
Computers — 2.0%
AutoStore Holdings Ltd. *(a)	478,274	816,493
BayCurrent Consulting, Inc.	900	30,935
BlackBerry Ltd. *	10,732	59,670
Capgemini SE	7,471	1,394,250
CGI, Inc. *	1,307	136,111
Check Point Software Technologies Ltd. *	499	67,160
Cognizant Technology Solutions Corp. - Class A	5,605	401,374
CyberArk Software Ltd. *	576	95,640
Infosys Ltd. – SP ADR	28,588	496,574
Lenovo Group Ltd.	682,000	770,883
Logitech International SA	444	30,556
Nomura Research Institute Ltd.	71,500	2,054,849

The accompanying notes are an integral part of the financial statements.

8

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value
Computers — (Continued)
NTT Data Group Corp.	3,100	$41,682
Obic Co. Ltd.	100	17,387
Persistent Systems Ltd.	6,651	430,916
Teleperformance SE	10,714	1,480,372
Wipro Ltd. - ADR	120,335	588,438
		8,913,290
Cosmetics/Personal Care — 0.5%
Beiersdorf AG	432	56,564
Essity AB – Class B	5,178	120,887
Haleon PLC - ADR	9,632	79,175
Kao Corp.	700	27,039
L’Oreal SA	148	65,006
L’Oreal SA - ADR	3,400	298,724
Proya Cosmetics Co. Ltd. - Class A	26,828	411,105
Shiseido Co. Ltd.	1,200	48,695
Unicharm Corp.	3,287	131,131
Unilever PLC	6,144	314,329
Unilever PLC – SP ADR	9,303	474,639
		2,027,294
Distribution/Wholesale — 3.1%
Azelis Group NV	117,741	2,610,642
Bunzl PLC	135,787	4,862,412
Ferguson PLC	14,627	2,373,130
IMCD NV	10,996	1,514,506
Inchcape PLC	77,098	744,112
ITOCHU Corp.	3,700	138,859
ITOCHU Corp. - ADR	426	31,959
Mitsubishi Corp.	800	39,460
Mitsui & Co. Ltd.	3,159	117,658
Rexel SA	58,691	1,376,132
Sendas Distribuidora S/A - ADR	2,775	32,495
		13,841,365
Diversified Financial Services — 1.4%
Deutsche Boerse AG	20,582	3,653,804
Deutsche Boerse AG - ADR	2,810	49,765
Futu Holdings Ltd. - ADR *	852	50,779
Hong Kong Exchanges & Clearing Ltd.	1,780	68,990
Japan Exchange Group, Inc.	79,600	1,388,841
Jio Financial Services Ltd. *	47,068	132,756
KB Financial Group, Inc. - ADR	6,431	259,619
London Stock Exchange Group PLC	2,464	64,557
London Stock Exchange Group PLC - ADR	791	81,832
Lufax Holding Ltd. - ADR	131,004	158,515
Sanlam Ltd. - SP ADR	5,156	36,917
SBI Holdings, Inc.	2,600	53,068
Singapore Exchange Ltd.	6,000	42,713

	Number of Shares	Value
Diversified Financial Services — (Continued)
St James’s Place PLC	5,807	$64,933
		6,107,089
Electric — 1.4%
Algonquin Power & Utilities Corp.	4,799	36,280
China Resources Power Holdings Co. Ltd.	14,000	27,410
Dubai Electricity & Water Authority PJSC	728,813	505,982
E.ON SE	4,732	58,249
Enel SpA	25,288	169,805
Engie SA – SP ADR	8,968	145,013
Equatorial Energia SA	56,400	356,255
Fortis, Inc.	5,188	203,370
Fortum Oyj	27,522	369,470
Iberdrola SA	11,694	138,723
Iberdrola SA - SP ADR	1,618	76,742
Mercury NZ Ltd.	7,755	28,699
Meridian Energy Ltd.	15,956	51,041
National Grid PLC	5,579	69,640
National Grid PLC - SP ADR	2,605	164,661
NTPC Ltd.	295,685	786,667
Origin Energy Ltd.	5,412	30,435
Orsted A/S (a)	320	20,530
Power Assets Holdings Ltd.	11,000	54,148
Power Grid Corp. of India Ltd.	182,886	539,799
RWE AG	1,739	71,607
SSE PLC	5,415	110,953
SSE PLC - SP ADR	110,793	2,276,705
Tokyo Electric Power Co. Holdings, Inc. *	7,500	32,857
Verbund AG	389	31,836
		6,356,877
Electrical Components & Equipment — 0.3%
Delta Electronics, Inc.	113,000	1,221,180
Legrand SA	942	92,805
Schneider Electric SE	698	119,644
Schneider Electric SE - ADR	4,025	138,178
		1,571,807
Electronics — 0.4%
AAC Technologies Holdings, Inc.	32,000	61,986
ABB Ltd.	4,533	172,382
BYD Electronic International Co. Ltd.	23,500	108,840
Chroma ATE, Inc.	25,000	218,696
Hirose Electric Co. Ltd.	827	100,128
Hon Hai Precision Industry Co. Ltd.	163,353	545,395
Hoya Corp.	670	74,337
Hoya Corp. - SP ADR	487	53,969
Kyocera Corp.	1,100	56,419

The accompanying notes are an integral part of the financial statements.

9

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value
Electronics — (Continued)
Murata Manufacturing Co. Ltd.	1,619	$90,572
Murata Manufacturing Co. Ltd. - ADR	5,048	70,521
Shimadzu Corp.	1,000	29,387
Sinbon Electronics Co. Ltd.	22,000	213,729
TDK Corp.	800	29,118
		1,825,479
Energy-Alternate Sources — 0.0%
Vestas Wind Systems A/S *	2,480	57,301

Engineering & Construction — 0.8%
Airports of Thailand PCL - NVDR *	194,400	402,321
Auckland International Airport Ltd. *	13,450	62,623
China Railway Group Ltd. - Class H	415,000	219,548
Ferrovial SE	3,085	97,848
Grupo Aeroportuario del Pacifico SAB de CV – SP ADR	392	71,477
Grupo Aeroportuario del Sureste SAB de CV – SP ADR	471	128,244
Larsen & Toubro Ltd.	34,546	1,127,141
Samsung Engineering Co. Ltd. *	15,702	403,364
SPIE SA	37,124	1,111,387
Vinci SA	905	100,806
Vinci SA - ADR	3,476	96,807
		3,821,566
Entertainment — 0.3%
Aristocrat Leisure Ltd.	1,159	30,596
Evolution AB - ADR	336	36,288
Flutter Entertainment PLC *	244	44,375
Genting Singapore Ltd.	1,230,600	796,197
Liberty Media Corp.-Liberty Live - Class C *	1	24
OPAP SA	18,551	313,245
Oriental Land Co. Ltd.	3,065	110,405
The Lottery Corp. Ltd.	8,950	29,112
		1,360,242
Environmental Control — 0.0%
China Conch Environment Protection Holdings Ltd. *	21,500	5,431
GFL Environmental, Inc.	941	30,488
		35,919
Food — 2.5%
Aeon Co. Ltd.	5,200	107,766
Ajinomoto Co., Inc.	1,500	63,544
BIM Birlesik Magazalar AS	87,697	827,805
China Mengniu Dairy Co. Ltd.	24,703	83,063
Chocoladefabriken Lindt & Spruengli AG	6	71,717

	Number of Shares	Value
Food — (Continued)
Cia Brasileira de Distribuicao - SP ADR *	2,775	$2,733
Coles Group Ltd.	4,059	42,707
Danone SA	3,030	176,627
Dino Polska SA *(a)	1,839	168,639
Kerry Group PLC - SP ADR	308	28,786
Koninklijke Ahold Delhaize NV	169,871	5,556,488
Koninklijke Ahold Delhaize NV – SP ADR	4,031	131,814
Nestle SA	1,079	129,738
Nestle SA – SP ADR	6,845	822,290
Nisshin Seifun Group, Inc.	2,700	35,609
Nomad Foods Ltd. *	56,652	1,038,998
Seven & i Holdings Co. Ltd.	600	24,619
Seven & i Holdings Co. Ltd. - ADR	3,000	61,470
Tesco PLC	510,870	1,718,713
		11,093,126
Food Service — 1.0%
Compass Group PLC	168,883	4,258,683
Compass Group PLC – SP ADR	7,353	185,001
		4,443,684
Forest Products & Paper — 0.0%
Suzano SA - SP ADR	6,573	66,519
UPM-Kymmene Oyj	1,590	54,414
		120,933
Hand/Machine Tools — 0.0%
Alleima AB	657	3,010
Schindler Holding AG	651	136,602
Techtronic Industries Co. Ltd.	4,500	44,382
		183,994
Healthcare-Products — 0.6%
Alcon, Inc.	1,673	138,842
Asahi Intecc Co. Ltd.	1,900	38,542
China Medical System Holdings Ltd.	21,000	30,246
Cochlear Ltd.	376	65,997
Coloplast A/S - Class B	327	37,244
Coloplast A/S – SP ADR	1,070	12,219
EssilorLuxottica SA	608	114,278
EssilorLuxottica SA - ADR	144	13,588
FUJIFILM Holdings Corp.	1,800	106,374
Getinge AB - Class B	1,494	25,902
Koninklijke Philips NV *	1,467	32,966
Olympus Corp.	1,400	18,909
Sartorius Stedim Biotech	6,326	1,794,126
Shandong Weigao Group Medical Polymer Co. Ltd. – Class H	24,000	23,896
Smith & Nephew PLC	2,921	39,419
Sonova Holding AG	143	37,785

The accompanying notes are an integral part of the financial statements.

10

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value
Healthcare-Products — (Continued)
Terumo Corp.	162	$4,902
		2,535,235
Healthcare-Services — 0.5%
Bangkok Dusit Medical Services PCL - NVDR	452,700	361,862
BioMerieux	307	31,707
Fresenius SE & Co. KGaA	959	30,745
Hapvida Participacoes e Investimentos S/A *(a)	730,700	631,536
Lonza Group AG	182	100,390
Lonza Group AG - ADR	370	20,413
Max Healthcare Institute Ltd. *	96,387	686,751
Sonic Healthcare Ltd. - SP ADR	3,345	69,375
Wuxi Biologics Cayman, Inc. *(a)	16,536	93,223
		2,026,002
Holding Companies - Diversification — 0.0%
Swire Pacific Ltd. – Class A	5,000	41,227

Home Builders — 0.0%
Sekisui House Ltd.	4,000	81,518

Home Furnishings — 1.0%
Electrolux AB – Class B	972	10,690
Hoshizaki Corp.	800	30,703
Panasonic Holdings Corp.	160,100	1,842,760
Sony Group Corp.	28,800	2,395,944
Sony Group Corp. – SP ADR	4,806	399,811
		4,679,908
Household Products/Wares — 0.5%
Henkel AG & Co. KGaA	889	61,437
Reckitt Benckiser Group PLC	30,717	2,216,717
		2,278,154
Insurance — 5.9%
Admiral Group PLC	56,942	1,793,903
Aegon NV	14,288	73,226
Ageas SA NV	2,481	98,670
AIA Group Ltd.	69,000	624,330
AIA Group Ltd. - SP ADR	12,131	438,050
Allianz SE	5,841	1,419,828
Allianz SE - ADR	6,060	147,197
Aon PLC – Class A	21,349	7,117,543
AXA SA	71,348	2,143,646
Baloise Holding AG	522	81,548
Beazley PLC	267,902	1,849,697
Cathay Financial Holding Co. Ltd.	24,000	34,316
China Pacific Insurance Group Co. Ltd. – Class H	40,400	92,397
Dai-ichi Life Holdings, Inc.	6,692	124,375
Everest Group Ltd.	6,486	2,339,370
Hannover Rueck SE	421	89,538

	Number of Shares	Value
Insurance — (Continued)
Legal & General Group PLC	36,815	$101,716
M&G PLC	12,144	29,332
Manulife Financial Corp.	6,860	126,773
MS&AD Insurance Group Holdings, Inc.	900	32,320
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	295	114,507
New China Life Insurance Co. Ltd. – Class H	45,800	114,578
NN Group NV	3,039	116,988
PICC Property & Casualty Co. Ltd. – Class H	48,000	55,198
Ping An Insurance Group Co. of China Ltd. – Class H	120,000	718,458
RenaissanceRe Holdings Ltd.	3,875	728,074
Sampo Oyj - Class A	55,245	2,424,931
Sompo Holdings, Inc.	600	26,111
Sun Life Financial, Inc.	2,753	134,291
Suncorp Group Ltd.	18,597	163,116
Swiss Re AG	16,689	1,620,629
T&D Holdings, Inc.	5,200	82,417
Tokio Marine Holdings, Inc.	4,200	92,688
Topdanmark AS	32,948	1,559,278
Zurich Insurance Group AG	270	126,601
		26,835,640
Internet — 3.1%
Alibaba Group Holding Ltd. *	195,600	2,270,162
Alibaba Group Holdings Ltd. – SP ADR *	4,769	443,040
Auto Trader Group PLC (a)	5,141	39,424
Autohome, Inc. – ADR	1,032	29,825
Bilibili, Inc. - SP ADR *	4,363	66,012
Booking Holdings, Inc. *	341	1,058,815
Delivery Hero SE *(a)	740	26,993
Future PLC	63,989	628,159
iQIYI, Inc. - ADR *	12,194	61,458
JD.com, Inc. - ADR	3,289	109,228
JOYY, Inc. - ADR	2,046	70,219
Kuaishou Technology *(a)	17,200	140,798
Meituan - Class B *(a)	45,993	761,145
MercadoLibre, Inc. *	598	820,671
MonotaRO Co. Ltd.	26,600	314,153
Naspers Ltd. - Class N - SP ADR	4,780	161,995
NAVER Corp.	1,223	197,970
PDD Holdings, Inc. - ADR *	2,583	255,640
Prosus NV	2,237	154,296
SEEK Ltd.	4,272	63,780
Shopify, Inc. - Class A *	1,397	92,887
Tencent Holdings Ltd.	99,530	4,124,561
Tencent Holdings Ltd. - ADR	6,073	251,483
Trip.com Group Ltd. - ADR *	34,611	1,360,557

The accompanying notes are an integral part of the financial statements.

11

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value
Internet — (Continued)
Weibo Corp. - SP ADR	2,281	$29,425
Wix.com Ltd. *	389	38,422
Zomato Ltd. *	358,314	421,629
		13,992,747
Investment Companies — 0.0%
L E Lundbergforetagen AB – Class B	1,867	75,878
Wendel SE	333	30,427
		106,305
Iron/Steel — 0.5%
BlueScope Steel Ltd.	6,357	85,944
Cia Siderurgica Nacional SA - SP ADR	41,580	101,455
Fortescue Metals Group Ltd.	5,658	77,896
Nippon Steel Corp.	8,000	189,187
POSCO Holdings, Inc.	1,222	534,312
POSCO Holdings, Inc. - SP ADR	3,580	392,941
Vale SA - SP ADR	55,379	729,342
		2,111,077
Leisure Time — 0.0%
Shimano, Inc.	236	34,619

Life Sciences Tools & Services — 0.4%
Eurofins Scientific SE *	29,171	1,795,556

Lodging — 0.5%
Galaxy Entertainment Group Ltd. *	190,000	1,255,843
H World Group Ltd. - ADR *	16,346	658,417
Indian Hotels Co. Ltd.	33,098	168,126
InterContinental Hotels Group PLC	1,515	113,951
		2,196,337
Machinery-Construction & Mining — 1.9%
EPIROC AB *	75,161	1,441,993
Hitachi Ltd.	901	59,882
Hitachi Ltd. – ADR	1,830	243,462
Komatsu Ltd.	50,000	1,422,911
Metso Oyj	52,115	598,569
Mitsubishi Electric Corp.	60,200	784,290
Mitsubishi Heavy Industries Ltd.	37,900	2,146,359
Siemens Energy AG *	960	13,663
The Weir Group PLC	82,999	1,923,901
		8,635,030
Machinery-Diversified — 0.8%
Accelleron Industries AG	226	6,103
ANDRITZ AG	21,343	1,133,745
Atlas Copco AB - Class A	6,804	89,957
Atlas Copco AB - Class A - SP ADR	6,624	87,636
CNH Industrial NV	6,623	91,317

	Number of Shares	Value
Machinery-Diversified — (Continued)
FANUC Corp.	1,000	$28,441
Haitian International Holdings Ltd.	31,000	66,567
Husqvarna AB - Class B	4,490	38,657
IMI PLC	78,841	1,496,211
Keyence Corp.	500	207,586
KION Group AG	1,235	49,303
Kone Oyj – Class B	658	29,932
Kubota Corp. - SP ADR	883	71,347
Omron Corp.	500	24,126
SMC Corp.	110	53,473
SMC Corp. - SP ADR	2,280	55,586
Spirax-Sarco Engineering PLC	358	45,876
Sumitomo Heavy Industries Ltd.	2,000	50,059
		3,625,922
Materials — 0.1%
Allied Gold Corp.	257,686	507,641

Media — 1.7%
Informa PLC	155,266	1,434,582
Liberty Media Corp-Liberty Formula One - Class C *	4,386	301,713
Pearson PLC - SP ADR	15,198	160,643
Thomson Reuters Corp.	1,367	176,056
Vivendi SE	3,398	30,949
Wolters Kluwer NV	46,328	5,582,086
Wolters Kluwer NV - SP ADR	667	80,367
		7,766,396
Metal Fabricate/Hardware — 0.5%
Tenaris SA	110,913	1,771,264
Tenaris SA - ADR	15,851	506,122
		2,277,386
Mining — 2.5%
Agnico Eagle Mines Ltd.	1,485	72,037
Antofagasta PLC	8,790	160,979
Barrick Gold Corp.	6,196	100,437
BHP Group Ltd. - SP ADR	4,374	251,461
Boliden AB	2,900	77,112
Cameco Corp.	28,263	1,045,731
Endeavour Mining PLC	39,389	814,774
Ferroglobe PLC *	138,422	737,789
First Quantum Minerals Ltd.	15,955	428,631
Franco-Nevada Corp.	5,834	839,863
Glencore PLC	286,784	1,527,183
Kinross Gold Corp.	371,022	1,883,667
MMC Norilsk Nickel PJSC - ADR ‡	2,034	20
Norsk Hydro ASA	15,202	84,111
Polyus PJSC *‡	1,719	—
Rio Tinto PLC - SP ADR	1,210	75,625
South32 Ltd.	44,192	96,360
Southern Copper Corp.	32,307	2,605,884

The accompanying notes are an integral part of the financial statements.

12

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value
Mining — (Continued)
Sumitomo Metal Mining Co. Ltd.	2,000	$62,067
United Tractors Tbk PT	106,300	181,382
Wheaton Precious Metals Corp.	2,998	130,653
Zijin Mining Group Co. Ltd. - Class H	24,000	37,593
		11,213,359
Miscellaneous Manufacturing — 0.8%
Aalberts NV	26,472	1,099,641
Alstom SA	1,445	39,848
Knorr-Bremse AG	679	46,376
Orica Ltd.	5,536	56,084
Siemens AG	14,499	2,178,200
Sunny Optical Technology Group Co. Ltd.	5,169	42,206
Toshiba Corp.	1,896	59,919
		3,522,274
Office/Business Equipment — 0.0%
Canon, Inc.	2,700	66,458

Oil & Gas — 5.7%
Aker BP ASA	841	22,873
BP PLC	456,527	2,821,013
BP PLC - SP ADR	1	37
Canadian Natural Resources Ltd.	4,335	280,431
Canadian Natural Resources Ltd.	38,804	2,510,543
Cenovus Energy, Inc.	171,883	3,426,974
DCC PLC	452	24,732
Equinor ASA	66,913	2,054,981
Equinor ASA - SP ADR	3,137	95,898
Galp Energia SGPS SA	3,396	46,872
Imperial Oil Ltd.	2,792	159,032
Inpex Corp.	6,228	87,216
MEG Energy Corp. *	78,108	1,397,181
Neste Oyj	756	27,657
OMV AG	4,843	224,270
PetroChina Co. Ltd. - Class H	828,000	597,291
Petroleo Brasileiro - SP ADR	63,319	889,631
PRIO SA *	65,000	612,585
Reliance Industries Ltd.	39,260	1,140,544
Repsol SA	7,844	121,238
Santos Ltd.	19,946	98,692
Shell PLC	107,200	3,287,862
Shell PLC - ADR	60,443	3,752,906
Suncor Energy, Inc.	39,357	1,333,163
TotalEnergies SE - SP ADR	7,259	456,663
Ultrapar Participacoes SA - SP ADR	10,793	39,287
Woodside Energy Group Ltd.	7,291	174,052
		25,683,624

	Number of Shares	Value
Oil & Gas Services — 0.0%
Technip Energies NV	3,208	$74,337

Pharmaceuticals — 7.6%
Aspen Pharmacare Holdings Ltd. - ADR	6,986	63,223
AstraZeneca PLC	49,807	6,690,217
AstraZeneca PLC - SP ADR	8,296	562,635
Bayer AG	1,690	92,464
Chugai Pharmaceutical Co. Ltd.	93,100	2,837,866
Cipla Ltd.	33,537	509,014
CVS Group PLC	25,100	673,103
Daiichi Sankyo Co. Ltd.	3,548	104,502
Daiichi Sankyo Co. Ltd. - SP ADR	876	25,816
Dr. Reddy’s Laboratories Ltd. - ADR	6,700	455,466
GSK PLC - SP ADR	4,431	155,661
Hikma Pharmaceuticals PLC	22,557	623,096
Kobayashi Pharmaceutical Co. Ltd.	600	29,625
Merck KGaA	587	105,382
Novartis AG	46,680	4,697,957
Novartis AG - SP ADR	5,833	586,100
Novo-Nordisk A/S	25,530	4,709,104
Novo-Nordisk A/S - SP ADR	6,449	1,197,064
Orion Oyj - Class B	672	27,465
Recordati Industria Chimica e Farmaceutica SpA	56,613	2,837,897
Roche Holdings AG	11,067	3,248,036
Roche Holdings AG - SP ADR	12,016	440,146
Sanofi	26,460	2,818,100
Sanofi - ADR	5,762	306,423
Sinopharm Group Co. Ltd. - Class H	36,400	105,630
Sun Pharmaceutical Industries Ltd.	33,292	446,249
UCB SA	810	72,655
		34,420,896
Pipelines — 0.1%
Enbridge, Inc.	6,937	243,350
TC Energy Corp.	3,410	123,169
		366,519
Private Equity — 0.2%
3i Group PLC	3,463	87,203
Antin Infrastructure Partners SA	14,806	220,044
Eurazeo SA	530	31,229
Macquarie Korea Infrastructure Fund	35,603	329,805
Partners Group Holding AG	95	102,401
		770,682
Real Estate — 0.6%
China Resources Land Ltd.	25,714	108,686

The accompanying notes are an integral part of the financial statements.

13

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value
Real Estate — (Continued)
CK Asset Holdings Ltd.	11,000	$60,695
Corp Inmobiliaria Vesta SAB de CV	226,000	835,579
Daito Trust Construction Co. Ltd.	300	33,085
Direcional Engenharia SA	68,338	275,309
DLF Ltd.	79,529	483,845
Emaar Properties PJSC	238,399	458,146
Henderson Land Development Co. Ltd.	23,000	63,161
Iguatemi SA	61,400	255,913
KE Holdings, Inc. - ADR *	4,582	78,810
REA Group Ltd.	633	67,489
Sun Hung Kai Properties Ltd.	2,500	28,142
Sunac Services Holdings Ltd. (a)	619	193
Swire Properties Ltd.	22,200	46,393
The Wharf Holdings Ltd.	14,000	29,659
Wharf Real Estate Investment Co. Ltd.	14,000	58,346
		2,883,451
REITS — 0.2%
CapitaLand Ascendas REIT	23,000	47,106
CapitaLand Integrated Commercial Trust	25,000	35,315
Gecina SA	296	31,665
Goodman Group	6,677	100,604
Japan Metropolitan Fund Invest	121	81,250
Mirvac Group	19,373	30,205
Nippon Building Fund, Inc.	18	76,018
Nomura Real Estate Master Fund, Inc.	56	65,834
Scentre Group	14,492	25,688
Segro PLC	2,361	22,010
Stockland	11,630	31,763
The GPT Group	9,864	26,708
Unibail-Rodamco-Westfield *	938	50,065
United Urban Investment Corp.	51	54,821
		679,052
Retail — 2.3%
Abu Dhabi National Oil Co. for Distribution PJSC	287,536	298,261
Almacenes Exito SA - ADR *	1,388	8,117
ANTA Sports Products Ltd.	12,561	141,603
Associated British Foods PLC	1,593	40,127
Astra International Tbk PT - ADR	3,615	30,746
Cie Financiere Richemont SA - ADR	12,160	171,942
Fast Retailing Co. Ltd.	441	101,170
H & M Hennes & Mauritz AB - Class B	6,863	104,784
Industria de Diseno Textil SA	3,052	116,926
Jardine Cycle & Carriage Ltd.	4,000	98,835
JD Sports Fashion PLC	804,177	1,476,068

	Number of Shares	Value
Retail — (Continued)
McDonald’s Holdings Co. Japan Ltd.	2,600	$103,467
Next PLC	952	84,137
Pan Pacific International Holdings Corp.	1,500	29,888
PriceSmart, Inc.	3,254	258,628
Raia Drogasil SA	79,208	444,821
Restaurant Brands International, Inc.	3,260	226,407
Shanghai Pharmaceuticals Holding Co. Ltd.	39,800	65,437
Sundrug Co. Ltd.	24,100	712,392
The Swatch Group AG	4,059	1,139,525
Tsuruha Holdings, Inc.	29,200	2,136,326
USS Co. Ltd.	1,700	29,686
Wal-Mart de Mexico SAB de CV - SP ADR	1,815	71,402
WH Smith PLC	92,456	1,714,191
Yum China Holdings, Inc.	10,203	547,799
		10,152,685
Semiconductors — 6.9%
ASE Technology Holding Co. Ltd. - ADR	6,033	49,591
ASM International NV	3,199	1,539,903
ASML Holding NV	2,203	1,448,537
ASML Holding NV - ADR	1,129	745,738
BE Semiconductor Industries NV	4,953	568,531
Disco Corp.	2,600	513,875
eMemory Technology, Inc.	8,000	453,198
Globalwafers Co. Ltd.	3,000	43,083
Hamamatsu Photonics KK	800	37,015
King Yuan Electronics Co. Ltd.	130,000	312,564
MediaTek, Inc.	10,000	220,535
Renesas Electronics Corp. *	104,300	1,737,604
Rohm Co. Ltd.	40	3,336
Samsung Electronics Co. Ltd.	182,461	9,228,193
SK Hynix, Inc.	16,741	1,539,338
STMicroelectronics NV	31,229	1,473,846
SUMCO Corp.	34	454
Taiwan Semiconductor Manufacturing Co. Ltd.	289,122	4,967,971
Taiwan Semiconductor Manufacturing Co. Ltd. - SP ADR	61,474	5,752,122
Tokyo Electron Ltd.	1,200	178,231
Tokyo Electron Ltd. - ADR	1,572	116,800
United Microelectronics Corp. - SP ADR	36,418	261,117
		31,191,582
Software — 1.3%
Dassault Systemes SE	2,375	94,123

The accompanying notes are an integral part of the financial statements.

14

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value
Software — (Continued)
Dassault Systemes SE - SP ADR	2,450	$97,535
Descartes Systems Group, Inc. *	410	30,734
Kaspi.KZ JSC - GDR	9,277	944,399
Kingsoft Corp. Ltd.	21,000	83,705
Konami Group Corp.	500	29,015
NetEase, Inc. - ADR	78,700	1,630,464
NetEase, Inc. - ADR	2,660	275,257
Nexon Co. Ltd.	2,300	46,661
SAP SE - SP ADR	3,821	533,756
SimCorp A/S	20,641	2,194,671
TeamViewer SE - ADR *	4,442	41,266
		6,001,586
Telecommunications — 2.3%
Accton Technology Corp.	33,000	492,173
America Movil SAB de CV - ADR	26,897	515,615
BCE, Inc.	5,954	252,152
Bharti Airtel Ltd.	34,639	358,134
Chunghwa Telecom Co. Ltd.	81,000	295,314
Chunghwa Telecom Co. Ltd. - SP ADR	4,171	151,950
Deutsche Telekom AG	1,461	31,271
Deutsche Telekom AG - SP ADR	5,690	121,709
Elisa OYJ	1,238	60,775
GDS Holdings Ltd. - ADR *	5,564	66,545
Hellenic Telecommunications Organization SA	57,964	866,229
Hikari Tsushin, Inc.	200	33,273
KDDI Corp.	189,948	5,646,667
Millicom International Cellular SA - SDR *	116	1,845
MTN Group Ltd.	23,254	148,156
Nice Ltd. - SP ADR *	288	56,102
Nippon Telegraph & Telephone Corp.	75,000	86,598
Nippon Telegraph & Telephone Corp. - ADR	984	28,349
Nokia OYJ - SP ADR	12,708	50,705
Orange SA	4,154	46,636
PLDT, Inc. - SP ADR	5,419	110,602
Singapore Telecommunications Ltd.	60,600	106,477
SK Telecom Co. Ltd. - SP ADR	1	20
Swisscom AG	251	152,831
Telefonica Brasil SA - ADR	38,091	321,488
Telefonica SA	9,725	40,297
Telkom Indonesia Persero Tbk PT - ADR	3,467	84,144
Turkcell Iletisim Hizmetleri AS - ADR	15,018	78,995
		10,205,052

	Number of Shares	Value
Textiles — 0.1%
SLC Agricola SA	57,905	$472,403
Bandai Namco Holdings, Inc.	2,400	55,673
Nintendo Co. Ltd.	700	30,014
Nintendo Co. Ltd. - ADR	5,760	61,459
		619,549
Transportation — 0.9%
Canadian National Railway Co.	3,433	386,590
Canadian Pacific Kansas City Ltd.	2,535	201,228
Central Japan Railway Co.	700	89,754
DHL Group - ADR	1,603	74,828
DSV A/S	9,318	1,769,484
DSV A/S - ADR	826	78,487
East Japan Railway Co.	1,500	84,809
Getlink SE	1,582	26,479
Keio Corp.	800	27,681
Keisei Electric Railway Co. Ltd.	1,000	38,292
Kintetsu Group Holdings Co. Ltd.	800	25,322
Kuehne + Nagel International AG	101	30,345
Mitsui OSK Lines Ltd.	9,000	249,217
NIPPON EXPRESS HOLDINGS, Inc.	500	25,965
Odakyu Electric Railway Co. Ltd.	2,200	32,713
Qatar Gas Transport Co. Ltd.	296,732	302,006
Rumo SA	84,500	380,349
SG Holdings Co. Ltd.	3,200	46,224
Tobu Railway Co. Ltd.	2,100	57,570
West Japan Railway Co.	1,300	56,282
ZTO Express Cayman, Inc. - ADR	1,247	31,350
		4,014,975
Water — 0.0%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	4,592	53,267
Guangdong Investment Ltd.	30,000	23,419
		76,686
TOTAL COMMON STOCKS (COST $367,441,747)		411,202,466

EXCHANGE TRADED FUNDS — 0.5%
Diversified Financial Services — 0.5%
iShares MSCI Saudi Arabia ETF	57,047	2,333,222
TOTAL EXCHANGE TRADED FUNDS (COST $2,266,605)		2,333,222

PREFERRED STOCKS — 0.1%
Auto Manufacturers — 0.0%
Porsche Automobil Holding SE, 5.159%	851	$45,645

The accompanying notes are an integral part of the financial statements.

15

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Concluded)

AUGUST 31, 2023

	Number of Shares	Value
Banks — 0.1%
Banco Bradesco SA - ADR, 6.406%	44,550	$133,204
Bancolombia SA - SP ADR, 9.503%	1,414	37,754
		170,958
Cosmetics/Personal Care — 0.0%
LG H&H Co. Ltd., 2.096%	171	24,723
TOTAL PREFERRED STOCKS (COST $267,127)		241,326

	Number of Shares (000’s)
SHORT-TERM INVESTMENTS — 7.7%
Money Market Funds — 7.7%
First American Treasury Obligations Fund - Class X, 5.26% (b)	34,954	34,953,773
TOTAL SHORT-TERM INVESTMENTS
(COST $34,953,773)		34,953,773

TOTAL INVESTMENTS
(COST $404,929,252) — 99.4%		448,730,787
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		2,866,141
NET ASSETS — 100.0%		$451,596,928

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2023, total market value of Rule 144A securities is $4,403,966 and represents 0.98% of net assets.

(b)	The rate shown is as of August 31, 2023.

‡

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by the Adviser, as valuation designee, under the oversight of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2023, these securities amounted to $20 or 0.00% of net assets.

ADR	American Depositary Receipt

CDI	CREST Depository Interest

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Swedish Dopository Receipt

SP ADR	Sponsored ADR

The accompanying notes are an integral part of the financial statements.

16

AQUARIUS INTERNATIONAL FUND

STATEMENT of Assets and Liabilities

AUGUST 31, 2023

ASSETS
Investments, at value (cost $369,975,479)	$413,777,014
Short-term investments, at value (cost $34,953,773)	34,953,773
Foreign currency at value (cost $398,975)	318,381
Receivables for:
Dividends	1,875,367
Investments sold	1,585,282
Capital shares sold	374,614
Prepaid expenses and other assets	37,269
Total assets	$452,921,700

LIABILITIES
Payables for:
Investments purchased	954,537
Capital shares redeemed	60,060
Sub-advisory fees	184,982
Other accrued expenses and liabilities	125,193
Total liabilities	1,324,772
Net assets	$451,596,928

NET ASSETS CONSIST OF:
Par value	$43,918
Paid-in capital	437,036,364
Total distributable earnings/(loss)	14,516,646
Net assets	$451,596,928

CAPITAL SHARES:
Net Assets	$451,596,928
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	43,918,319
Net asset value, offering and redemption price per share	$10.28

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Statement of Operations

AUGUST 31, 2023

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,194,506)	$11,433,120
Total investment income	11,433,120

EXPENSES
Sub-advisory fees (Note 2)	1,885,147
Custodian fees (Note 2)	290,238
Administration and accounting services fees (Note 2)	218,335
Transfer agent fees (Note 2)	58,605
Director fees	46,038
Audit fees	41,819
Officer fees	39,956
Legal fees	35,697
Registration and filing fees	19,819
Printing and shareholder reporting fees	5,715
Other expenses	151,614
Total expenses	2,792,983
Net investment income/(loss)	8,640,137

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized Gain (Loss) on:
Investments	(13,769,535)
Foreign Currency Transactions	(335,973)
Net realized Gain (Loss)	(14,105,508)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	49,694,549
Foreign Currency Transactions	(17,774)
Net Change in Unrealized Appreciation (Depreciation)	49,676,775
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,211,404

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$8,640,137	$5,581,660
Net realized gain/(loss) from investments and foreign currency transactions	(14,105,508)	(12,646,664)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	49,676,775	(83,378,012)
Net increase/(decrease) in net assets resulting from operations	44,211,404	(90,443,016)

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(4,179,382)	(5,072,140)
Net decrease in net assets from dividends and distributions to shareholders	(4,179,382)	(5,072,140)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	88,275,263	89,693,476
Reinvestment of distributions	3,505,305	4,234,119
Shares redeemed	(35,881,611)	(25,570,223)
Net increase/(decrease) in net assets resulting from capital share transactions	55,898,957	68,357,372
Total increase/(decrease) in net assets	95,930,979	(27,157,784)

NET ASSETS:
Beginning of period	355,665,949	382,823,733
End of period	$451,596,928	$355,665,949

SHARE TRANSACTIONS:
Shares sold	8,971,636	8,416,052
Shares reinvested	366,281	363,131
Shares redeemed	(3,684,160)	(2,483,280)
Net increase/(decrease) in shares	5,653,757	6,295,903

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$9.29	$11.97	$9.93	$9.27	$9.61
Net investment income/(loss)(1)	0.21	0.16	0.12	0.12	0.14
Net realized and unrealized gain/(loss) from investments	0.89	(2.69)	2.00	0.67	(0.35)
Net increase/(decrease) in net assets resulting from operations	1.10	(2.53)	2.12	0.79	(0.21)
Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.15)	(0.08)	(0.13)	(0.13)
Total dividends and distributions to shareholders	(0.11)	(0.15)	(0.08)	(0.13)	(0.13)
Net asset value, end of period	$10.28	$9.29	$11.97	$9.93	$9.27
Total investment return/(loss)(2)	11.89%	(21.38)%	21.46%	8.61%	(2.12)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$451,597	$355,666	$382,824	$278,956	$163,375
Ratio of expenses to average net assets	0.70%	0.73%	0.75%	0.75%	0.94%
Ratio of net investment income/(loss) to average net assets	2.16%	1.48%	1.08%	1.24%	1.56%
Portfolio turnover rate	78%	52%	48%	55%	81%

(1)	Calculated based on average shares outstanding for the period.

(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2023

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund complex divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the Aquarius International Fund (the “Fund”), which commenced investment operations on April 17, 2018.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued by the Adviser, as Valuation Designee, in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Valuation Designee may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Valuation Designee may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1	— Prices are determined using quoted prices in active markets for identical securities.

● Level 2	— Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3	— Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the current fiscal period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$411,202,466	$100,667,610	$310,534,836	$20
Exchange Traded Funds	2,333,222	2,333,222	—	—
Preferred Stocks	241,326	170,958	70,368	—
Short-Term Investments	34,953,773	34,953,773	—	—
Total Investments*	$448,730,787	$138,125,563	$310,605,204	$20

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no significant Level 3 transfers.

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

MARKET RISK — Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Fund may be inhibited.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

2. INVESTMENT ADVISER AND OTHER SERVICES

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Boston Partners Global Investors, Inc. (“Boston Partners”), Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited (“Setanta”) each served as an investment sub-adviser (“Sub-Adviser”) to the Fund during the current fiscal period. Effective as of the close of business on March 31, 2023, Boston Partners was appointed as a Sub-Adviser to the Fund and Setanta was terminated as a Sub-Adviser to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Company on behalf of the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s sub-advised average daily net assets (the “Sub-Advisory Fee”), not to exceed 0.90%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $1,885,147, or the rate of 0.47%.

24

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for compliance expenses in connection with managing the Fund, up to 0.03% of the Fund’s average daily net assets. During the current fiscal period, the Adviser received $127,517.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated by the Company for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$346,283,194	$279,522,466

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2023

As of August 31, 2023, the federal tax cost, which includes foreign currency, and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$411,502,982	$62,316,420	$(24,686,113)	$37,630,307

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2023, primarily attributed to foreign currency. There were no permanent differences between distributable earnings/(loss) and paid in capital.

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$8,154,256	$—	$(31,267,917)	$37,630,307	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 was as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2023	$4,179,382	$—	$4,179,382
2022	$5,072,140	$—	$5,072,140

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2023.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2023, the Fund had short-term capital loss carryforwards of $24,233,237 and long-term carryforwards of $7,034,680.

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AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

AUGUST 31, 2023

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted a final rule relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Fund is required to comply.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

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AQUARIUS INTERNATIONAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Aquarius International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Aquarius International Fund (one of the funds constituting The RBB Fund, Inc., hereafter referred to as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 24, 2023

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

28

AQUARIUS INTERNATIONAL FUND

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. During the fiscal year ended August 31, 2023, the following dividends and distributions were paid by the Fund:

Ordinary Income	Long-Term Gains
$4,179,382	$—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2023 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Aquarius International Fund	95.16%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Aquarius International Fund	0%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Aquarius International Fund	0%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any. The Fund passed through foreign tax credits of $1,160,538 and earned $10,819,706 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

APPROVAL OF Investment Advisory and Sub-Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, and Mawer Investment Management, Ltd. (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 16-17, 2023 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Altair with respect to the Fund, and the Sub-Advisory Agreements among the Company, Altair and each Sub-Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of Altair, and discussed the aforementioned Agreements with counsel in executive sessions, at which no representatives of Altair or the Sub-Advisers were present. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage, as applicable; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Fuse Research Network, LLC comparing the Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of the Fund to the performance of its Peer Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

30

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited) (CONtinued)

The Directors also considered the investment performance of the Fund, noting that the Fund had outperformed its benchmark, the MSCI ACWI ex USA Gross Index, for the one-year period ended March 31, 2023, and underperformed its benchmark for the three-month and three-year periods ended March 31, 2023. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Board noted that the Fund’s total return outperformed the median of its Peer Group for the one-year period ended December 31, 2022, and underperformed the median of its Peer Group for the three-month, three-year and since-inception periods ended December 31, 2022.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement and Sub-Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that both the Fund’s net advisory fee and total net expenses were below the median and in the 1st quintile (least expensive) of its Peer Group. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of the Fund’s trading, up to 0.03% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreement.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and the Sub-Advisers, the Directors concluded that the reimbursement to be made by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2024.

APPROVAL OF SUB-ADVISORY AGREEMENT WITH BOSTON PARTNERS

As required by the 1940 Act, the Board, including all of the Independent Directors, considered the approval of a new sub-advisory agreement among Altair, the Company, on behalf of the Fund, and Boston Partners (the “Boston Partners Sub-Advisory Agreement”) at a special meeting of the Board held on March 29, 2023 (the “Special Meeting”). At the Special Meeting, the Board, including all of the Independent Directors, approved the Sub-Advisory Agreement for an initial period ending August 16, 2024. The Board’s decision to approve the Boston Partners Sub-Advisory Agreement reflects the exercise of its business judgment. In approving the Boston Partners Sub-Advisory Agreement, the Board considered information provided by Altair and Boston Partners, with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the Boston Partners Sub-Advisory Agreement, the Board took into account all materials provided prior to and during the Special Meeting and at other meetings throughout the past year, the presentations made during the Special Meeting, and the discussions held during the Special Meeting. Among other things, the Board considered (i) the nature, extent, and quality of services to be provided to the Fund by Boston Partners; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Boston Partners’ investment philosophies and processes; (iv) Boston Partners’ assets under management and client descriptions; (v) Boston Partners’ soft dollar commission and trade allocation policies; (vi) Boston Partners’ sub-advisory fee arrangements with Altair and other similarly managed clients, as applicable; (vii) Boston Partners’ compliance procedures; (viii) Boston Partners’ financial information and insurance coverage; and (ix) information regarding the performance record of other accounts with similar investment strategies managed by Boston Partners.

The Board also considered the fees payable to Boston Partners under the proposed Boston Partners Sub-Advisory Agreement and the services to be provided by Boston Partners.

The Board, having requested and received such information as it believed reasonably necessary to evaluate the terms of the proposed Boston Partners Sub-Advisory Agreement with respect to the Fund, concluded that the sub-advisory fees to be paid by the Fund to Boston Partners were fair and reasonable and that the Boston Partners Sub-Advisory Agreement should be approved for an initial period ending August 16, 2024.

31

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited) (CONCLUDED)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to its Compliance Committee, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

32

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

33

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (CONTINUED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).

34

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (CONTINUED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

35

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (CONTINUED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC (an investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A

36

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series of the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

37

AQUARIUS INTERNATIONAL FUND

PRIVACY NOTICE (UNAUDITED)

FACTS	WHAT DOES THE AQUARIUS INTERNATIONAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Aquarius International Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Aquarius International Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

38

AQUARIUS INTERNATIONAL FUND

PRIVACY NOTICE (UNAUDITED) (concluded)

What we do
How does the Aquarius International Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Aquarius International Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Aquarius International Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Aquarius International Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Aquarius International Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

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Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bank Global Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AQU-AR23

Boston Partners Investment Funds

of The RBB Fund, Inc.

Annual Report
August 31, 2023

Boston Partners All-Cap Value Fund
Boston Partners Small Cap Value Fund II
WPG Partners Select Small Cap Value Fund

WPG Partners Small Cap Value Diversified Fund
(formerly WPG Partners Small/Micro Cap Value Fund)

Boston Partners Global Sustainability Fund
Boston Partners Global Equity Fund
Boston Partners Emerging Markets Fund
Boston Partners Long/Short Equity Fund
Boston Partners Long/Short Research Fund
Boston Partners Global Long/Short Fund
Boston Partners Emerging Markets Dynamic Equity Fund

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

Despite seven additional rate hikes by the Federal Reserve (“Fed”) that raised the targeted Fed Funds rate from 2.25% to 5.25% and a -3.87% year-over-year drop in earnings per share, the S&P 500 rebounded during the fiscal year ended August 31, 2023 with a gain of +15.92% on a total return basis. Aiding the return was an expansion of forward price/earnings multiples that started the period at 16.6X and ended at 18.9X the expected index earnings for over the next twelve months.

Over the course of the year, initial expectations of an imminent recession gradually gave way to the notion that a “soft-landing” or even “no landing” were the most likely scenarios for the U.S. economy, given the resilience of the U.S. consumer, progress made by the Fed on quelling headline inflation and the belief that the U.S. would remain insulated from overall weak global growth. Given this “Goldilocks” backdrop, the futures market began to price in a policy reversal by the Fed starting as early as Q1 2024, though the Fed has given no indication of that happening.

Returns

Nine of the eleven sectors that comprise the S&P 500 posted gains for the one-year period ended in August, led by Information Technology (+33.33%) and Communication Services (+25.76%) which together accounted for 64% of the overall return for the S&P 500.

Three stocks dominated the performance of the Technology sector: Apple, Microsoft and NVIDIA which collectively accounted for 68% of the sector’s overall performance. Likewise for Communication Services where two stocks Alphabet (Google) and Meta Platforms (Facebook) contributed 86% of the sectors’ return.

The two sectors posting losses for the period are considered to be bond surrogates, Utilities at -12.65% and Real Estate at -8.15%, as interest rates rose by an average of 0.98% across Treasury securities with maturities ranging from 2 to 30-years in length. That led to a -1.19% loss for the Bloomberg U.S. Aggregate Bond Index and a -2.07% loss for the Bloomberg Treasury Master Index over the period.

Returns for risk characteristics were mixed over the period, as the highest beta quintile of the S&P 500 handedly outperformed the lowest beta quintile, +29.8% to -0.12%, but stocks considered to be high quality (rated “B+” or higher by Standard & Poor’s) beat low quality (“B” or lower) +15.39% to +14.99% and the Russell 2000 Index of small-cap stocks lagged the Russell 1000 Index of large-cap stocks, +4.65% to +15.40%.

The dominance of a handful of TMT stocks (telecom, media, technology) which are both high-beta and high-quality, were responsible for the varied performance. For example, NVIDIA is rated “A-” in quality by Standard & Poor’s but carries a beta of 1.66, meaning it is 66% more volatile than the S&P 500.

In terms of style, value lagged growth over the period by an average of -8.43% across the Russell 1000, Russell Mid-Cap and Russell 2000 capitalization ranges, though the largest disparity was found in the large-cap space as the Russell 1000 Growth Index returned +21.94% to the +8.59% gain generated by the Russell 1000 Value Index. Most of this return disparity can be linked to the performance of the so-called “Magnificent Seven” (Google, Facebook, Amazon, Tesla, Apple, Microsoft, NVIDIA) which collectively produced a cap-weighted return of +14.95% that contributed to 68% of the overall return generated by the Russell 1000 Growth Index. Without the contribution of those seven stocks, the return for the Russell 1000 Growth Index would have been +7.01%.

Returns for developed market international stocks were mixed over the period, as the MSCI EAFE Index lagged the S&P 500 with a return of +14.69% in local currency terms, but outpaced the S&P 500 in U.S. dollar terms at +18.55% as the DXY Index (U.S. Dollar Index) of the dollars appreciation/depreciation versus a basket of foreign currencies (the Euro, Swiss Franc, Japanese yen, Canadian dollar, British pound, and Swedish krona) fell by -4.74% over the period, adding to the EAFE return in $USD.

Emerging market stocks lagged the S&P 500 in both local currencies (+2.96%) and in dollar terms (+1.69%) largely due to weakness in Chinese stocks which fell by -12.92% on growing concerns over the country’s Real Estate sector and by countries with large exposure to industrial commodity exports.

Looking Ahead

Evidence of “good news is bad news” can be found by observing the correlation between stock prices and the yield changes of the 10-year Treasury. With economic releases routinely beating consensus estimates, interest rates have been rising which has been pressuring stock prices as of late. The correlation between the price level of the S&P 500 and the yield of the 10-Year Treasury now stands at -.81, where 1.0 equals perfect positive corelation and -1.0 equals perfect negative correlation. The -.81 is an indication that economic growth is too strong. This has also affected the futures market, where earlier in the year Fed Funds futures had been indicating rate cuts of upwards of 110 basis points in the first half of 2024 by the Fed, but now are pricing only 35 basis points of Fed rate cuts in the first half of 2024.

The decline in expected rate cuts was also augmented by comments made by Jerome Powell at the Jackson Hole Summit this past August where he stated: “Good morning. At last year’s Jackson Hole symposium, I delivered a brief, direct message. My remarks this year will be a bit longer, but the message is the same: It is the Fed’s job to bring inflation down to our 2 percent goal, and we will do so. We have tightened policy significantly over the past year. Although inflation has moved down from its peak—a welcome development—it remains too high. We are prepared to raise rates further if appropriate and intend to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.,” i.e., higher for longer.

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BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY (concluded)

Inflation and employment remain the key macro-drivers for markets going forward. The Core Personal Expenditure Price Index (Core PCE) increased by 0.1% to 4.2% in its most recent release due to a combination of low base effects and high wage growth and remains well above the Fed’s 2% target. Employment, or should we say unemployment, at 3.8% as of this writing remains too low to have a meaningful impact on reducing wage pressure. Wages comprise about two-thirds of the Core PCE and are growing well north of 4% when they need to be at 3.5% or lower to be more consistent with inflation running between 2.0% to 2.5%.

With members of the Fed’s FOMC meeting in late September 2023, it will be interesting to see if their updates to the “dot plot,” the Summary of Economic Projections and statements reflect an ongoing concern that more hikes will be needed to reach their inflation target, though futures are pricing less than a 10% chance of any action at that meeting.

Market breadth, or lack thereof, continues to be a concern for investors as only 33% of the members of the S&P 500 beat the overall index return of +15.92% over the period versus an average beat rate of 55%. Many investors believe that a broader set of gains is necessary for the overall market to continue its advancement.

On a positive note, since WWII the S&P 500 has been up 17% (price) or more through August on a year-to-date basis just twelve times. In ten out of those twelve occurrences (83%), the S&P 500 has gone on to gain an average of +4.17% through the end of the calendar year.

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of August 31, 2023 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Boston Partners Investment Funds. It may also be used as sales literature when preceded or accompanied by the current applicable prospectus.

MSCI EAFE (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and the Far East.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)

Dear Shareholder,

The Boston Partners All-Cap Value Fund – Institutional Class (“Fund”) outperformed its benchmark, the Russell 3000® Value Index (“Benchmark”), for the fiscal year ended August 31, 2023. The Fund generated a net return of 12.00% for its Institutional Class shares during the fiscal year, versus its Benchmark’s return of 8.21%.

During the fiscal year ended August 31, 2023, stock selection and sector allocation both contributed positively to relative returns. Positive stock selection was led by Consumer Discretionary, Technology, and Industrials. In Consumer Discretionary, high quality travel agency Booking Holdings added value as travel demand continued to rebound with no signs of waning. Mattress manufacturer Tempur Sealy also outperformed as investors focused on the company gaining share and managing margins well. In Technology, electronics manufacturing services company Jabil contributed positively to relative returns as outsourced manufacturing in various end markets continued to accelerate. Our position in Advanced Micro Devices benefited from its AI semiconductor business which is expected to see a significant increase in demand. Within Industrials, defense-related companies including Howmet Aerospace and BWX Technologies outperformed as the Russia-Ukraine conflict resulted in increased defense spending in the US and Europe. From a Sector allocation perspective, our overweight to Technology and Industrials and underweight to Utilities and Real Estate benefited relative returns during the fiscal year.

Stock selection within Materials, Health Care and Energy sectors detracted during the fiscal year. In Materials, agricultural chemical companies FMC Corporation and Corteva underperformed as drought and weather conditions impacted revenues. In Health Care, insurers Centene and UnitedHealth declined as investors became more concerned about reimbursement and price competition in Medicare Advantage. In Energy, not owning Exxon Mobil and Marathon Petroleum reduced relative performance during the fiscal year. From a sector allocation perspective, our overweight to Health Care and underweight to Communication Services negatively impacted relative returns.

Over the course of the fiscal year, we bought and sold companies when opportunities that fit our three-circle criteria presented themselves or if our sell discipline was triggered. In Communication Services, we initiated a position in Activision, a gaming company. Activision has strong core franchises, attractive operating margins, good free cash flow generation, and favorable capital allocation. In the Technology sector, we added to our Cisco position. Cisco is seeing resilient customer spending and some easing of supply chain issues. We sold our position in Advanced Micro Devices on strength as the valuation exceeded our price target after getting swept up in the AI euphoria. In Financials, we eliminated our position in Huntington Bank. We expect net interest margins to be squeezed as future funding costs increase in the near term and worry that returns on equity for the industry will be depressed as regulators may insist on higher capital levels in the future.

Top Ten Positions (as of 8/31/23)	% of Net Assets
Johnson & Johnson	2.4%
Bristol-Myers Squibb Co.	2.3%
Alphabet, Inc., Class A	2.0%
AbbVie, Inc.	1.8%
Booking Holdings, Inc.	1.7%
Sanofi - ADR	1.7%
FleetCor Technologies, Inc.	1.7%
JPMorgan Chase & Co.	1.7%
Allegion PLC	1.6%
Cisco Systems, Inc.	1.5%

Portfolio Review (as of 8/31/23)
P/E: Price/Earnings:	13.6
P/B: Price/Book:	2.7
Holdings:	119
Weighted Average Market Capitalization (millions):	$110,373
ROE: Return on Equity:	41.4%
OROA: Operating Return on Operating Assets:	155.3%

Looking ahead, we will continue to invest your Fund on a stock-by-stock basis within our three-circle framework of attractive valuation, sound fundamentals and a catalyst for improvement. We believe that the Fund’s valuation edge and quality advantage over the Benchmark has positioned it favorably for the longer term. We look forward to keeping you informed of the work we are doing on your Fund’s behalf.

Duilio Ramallo, CFA – Portfolio Manager
Boston Partners All-Cap Value Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners All-Cap Value Fund (Institutional Class) vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund’s Institutional Class shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Institutional Class	12.00%	7.71%	10.27%	0.86%	0.80%
Russell 3000® Value Index	8.21%	6.83%	9.02%	n/a	n/a
Russell 3000® Index(1)	14.76%	10.25%	12.23%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Boston Partners Global Investors, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.80% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.80%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Board of Directors” or the “Board”). If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.80% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners All-Cap Value Fund (Investor Class) vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund’s Investor Class shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Investor Class	11.68%	7.44%	9.99%	1.11%	1.05%
Russell 3000® Value Index	8.21%	6.83%	9.02%	n/a	n/a
Russell 3000® Index(1)	14.76%	10.25%	12.23%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.05%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.05% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2023  |  5

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)

Dear Shareholder,

The Boston Partners Small Cap Value II Fund’s (“Fund”) Institutional Class shares returned 7.17% (BPSIX) for the one-year period ended August 31, 2023, net of fees, outperforming the Russell 2000 Value Index (“Benchmark”), which returned 2.17%.

Sector allocation drove a majority of the relative outperformance in the one-year period, with positive contributions coming from all sectors. Notably, the Fund benefitted from overweight positions in Industrials and Information Technology, and underweight position in Health Care. Sector positioning is a result of our bottom-up stock selection methodology.

Stock selection contributed positively to relative performance, led by the Health Care, Information Technology, and Financials sectors. Health Care was the worst performing sector for the Benchmark in the period, and our underweight allocation combined with our strong stock selection contributed to nearly half the Fund’s overall outperformance versus the Benchmark. The Fund’s lack of exposure to the biotech industry and underweight exposure in the health care technology industry benefitted relative performance. In addition, holdings like Change Healthcare, R1 RCM, and PetIQ added value due to positive earnings results. Within Information Technology, electronic equipment holdings of Insight Enterprises and Belden rose on strong demand for software, cloud, and infrastructure solutions and end-market growth. Software companies AppLovin and InterDigital appreciated on better-than-expected operating results, and hardware company Super Micro Computer (“Super Micro”) rose on the Artificial Intelligence (AI) related demand that emerged in the first half of 2023. Super Micro configures unique hardware servers for specific high-demand specialized applications and has benefited from AI demand for computing power to train machine learning models. Within Financials, our position in capital markets company Evercore Inc. added value. It is the largest independent investment banking advisory firm with a capital light business model and, despite near-term weak revenue trends, Evercore Inc. is set up well for the next business cycle and early-stage activity is improving. The Fund’s underweight exposure to banks was another area of relative strength as many regional banks traded lower following the Silicon Valley Bank collapse in March 2023.

Conversely, stock selection detracted from the Fund’s relative performance in the Energy, Materials, and Communication Services sectors. In Energy, detractions came from not holding some oil and gas companies in the Benchmark, and from our position in services company National Energy Services Reunited Corp (“NESR”). NESR’s stock price fell after being delisted from the NASDAQ in April 2023 due to failure to file its form 20-F with the Securities and Exchange Commission. NESR’s management is in the process of restating its prior years’ financials and we believe these restatements will not have a material impact on our positive view of the company’s business fundamentals or momentum. We continue to hold the position and expect it to be re-listed by the end of the calendar year 2023. In the Materials sector, chemicals company Ingevity Corporation declined after cutting forward expectations due to continued customer inventory destocking, weakness in China autos and cost headwinds. We continue to hold the name as we believe medium to long term outlook remains robust. In the Communication Services sector, detractions came from media holdings Entravision

Top Ten Positions (as of 8/31/23)	% of Net Assets
Federal Agricultural Mortgage Corp., Class C	1.8%
Belden, Inc.	1.6%
Curtiss-Wright Corp.	1.6%
SLM Corp.	1.6%
Brink’s Co., (The)	1.5%
Science Applications International Corp.	1.3%
Laureate Education, Inc.	1.3%
Haemonetics Corp.	1.2%
Evercore, Inc., Class A	1.2%
TEGNA, Inc.	1.1%

Portfolio Review (as of 8/31/23)
P/E: Price/Earnings:	11.7
P/B: Price/Book:	1.9
Holdings:	176
Weighted Average Market Capitalization (millions):	$2,788
ROE: Return on Equity:	24.5%
OROA: Operating Return on Operating Assets:	49.0%

Communications, which declined as acquisition activity shifted the company’s margin profile in the near term, and Nextsar Media Group, which struggled on weaker revenue as political advertising declined as expected given election timing.

While rising interest rates and higher inflation have challenged markets during the fiscal year, we are encouraged that investors have valued corporate profitability, manageable debt levels and more reasonable valuations for stocks, and we found the opportunities to purchase stocks that fit our Three Circles investment thesis. For example, in the Financials sector we purchased FirstCash Holdings in the fourth quarter of 2022. This is the leading pawn shop operator in North America and continues to rebound post-COVID. It is a counter-cyclical business with solid profitability and attractive valuation. We also purchased Consumer Discretionary company Buckle Inc. as this denim focused apparel chain has produced stable margins over time even in difficult economic periods, which has resulted in very good long-term fundamentals, strong free cash flow, and good capital returns in the form of dividends and repurchases. Conversely, we have closed positions that no longer fit our investment thesis. We closed our position in Materials company Cabot Corporation due to lower prices which we believe will drive future earnings lower and struggling end markets as volume is tied to the automotive industry. We also closed our position in Super Micro following its rapid appreciation in the first half of 2023 once it exceeded our target price.

Regardless of the market environment, we strive to avoid expensive, unprofitable companies and believe high-quality companies, selling at discounted valuations, that produce positive free cash flow and exhibit solid balance sheets, will outperform. As always, we continue to structure the Fund with better than market valuation, strong fundamentals and positive business momentum.

George Gumpert, CFA – Senior Portfolio Manager
Boston Partners Small Cap Value II Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Small Cap Value Fund II (Institutional Class) vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund’s Institutional Class shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Institutional Class	7.17%	4.58%	7.70%	1.02%	0.99%
Russell 2000® Value Index	2.17%	3.18%	7.36%	n/a	n/a
Russell 2000® Index(1)	4.65%	3.14%	7.96%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.99% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.99%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.99% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Small Cap Value Fund II (Investor Class) vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund’s Investor Class shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Investor Class	6.90%	4.32%	7.43%	1.27%	1.24%
Russell 2000® Value Index	2.17%	3.18%	7.36%	n/a	n/a
Russell 2000® Index(1)	4.65%	3.14%	7.96%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.24% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.24%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.24% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SELECT SMALL CAP VALUE FUND (unaudited)

Dear Shareholder,

Despite market and economic choppiness, WPG Partners Select Small Cap Value Fund (the “Fund”) continued to outperform based on our repeatable process. For the Fiscal Year ended August 2023, the Russell 2000 Value Index (the “Benchmark”) achieved a 2.17% return. During this period, the Fund outperformed its Benchmark by approximately 2,377bps, with the outperformance due to security selection and sector allocation. The Fund benefitted from positions in Maxar Technologies, AIMC, LLC and Rambus Inc. while Pacira BioSciences and SM Energy Company detracted from performance.

The technology sector buoyed the markets at the end of 2022 and continued into the first quarter of the 2023 calendar year. However, in March 2023, the regional banking sector’s weakness dampened investor sentiment, raising concerns about credit availability and the economic outlook. A study conducted by USC researchers, published on March 13, 2023, showed that the median regional bank is operating at just 0.4% equity to assets compared to 10% equity/assets in 2022 if all loans and securities were marked to market. While we don’t expect broad-based insolvency, it is worth noting just one area where the rapid rise in interest rates is proving difficult to navigate.

The next sector on top of investor concerns is commercial real estate. Fundamentally, one of the significant trends that may impact commercial real estate is the continued shift towards remote work, which has led to reduced demand for office space in many areas. As companies adapt to hybrid or fully remote work models, there may be a decline in the need for traditional office space, which could impact vacancy rates and rental rates. As of year-end 2022, delinquency rates on commercial real estate at banks was just 0.68% with capitalization rates ranging from a low of 3.0% on industrial properties to a higher of 4.8% on retail properties according to the National Center for Real Estate Investment Fiduciaries. We note that the average office capitalization rate was 4.3%, in contrast with the US 2 Year Treasury rate of 4.9% as of August 31, 2023.

Adding to the list of worries are a slower “re-open” in China and continued Russia/Ukraine conflicts. Nevertheless, these times of uncertainty are when active investors can provide the most value to clients, and we are pleased to report that the Fund outperformed the Benchmark in a down market again. As we look ahead to the next fiscal year, we see tighter financial conditions, a looming commercial real estate maturity wall, and ongoing changes related to the COVID pandemic. We have designed our investment process to avoid secularly challenged sectors while taking advantage of increasingly attractive prices for stocks with vastly improved fundamentals.

More recently, uncertainty and “hidden” volatility has marked 2023. As was well reported, six stocks (Apple, Tesla, NVIDIA, Microsoft, Amazon and Facebook) accounted for the majority of the S&P 500 returns in Q2 2023. Calendar year-to-date as of August 31, 2023, stock returns have seen the narrowest breadth on record, with the equal-weighted S&P 500 lagging it’s market-weighted counter-part by 994bps. Over the fiscal year small caps underperformed, reflected by the Benchmark lagging the S&P 500 by 1421 bps. In terms of style, growth has outperformed value as during the fiscal year the Russell 2000 Growth Index outperformed its value counterpart by 617 bps.

A lot of the recent performance can be attributed to the Artificial Intelligence/Machine Learning (“AI/ML”) craze, which took the

Top Ten Positions (as of 8/31/23)	% of Net Assets
TreeHouse Foods, Inc.	5.0%
Tronox Holdings PLC	5.0%
Kemper Corp.	4.7%
Enovis Corp.	4.4%
Arcosa, Inc.	4.0%
Equity Commonwealth	3.4%
Air Lease Corp.	2.8%
Kosmos Energy Ltd.	2.7%
Vimeo, Inc.	2.5%
Getty Realty Corp.	2.5%

Portfolio Review (as of 8/31/23)
P/E: Price/Earnings:	13.5
P/B: Price/Book:	1.4
Holdings:	45
Weighted Average Market Capitalization (millions):	$2,687
ROE: Return on Equity:	5.4%
OROA: Operating Return on Operating Assets:	16.1%

market by storm after NVIDIA reported significantly better earnings than expected. We expect this theme to remain as a sustainable trend for years to come, but for many stocks it is too early to fully understand the long-term implications around unit economics and competitive viability. We believe the market’s rush to assign winners and losers may prove fleeting and erroneous. Excitedly, our work is beginning to unearth potential investments as we track how companies may benefit from AI/ML initiatives.

Inflation, interest rates, and the Federal Reserve (“Fed”) remain top-of-mind. Top economists and market pundits have reiterated their resounding drumbeats of a pending recession, but it has not yet emerged. Headline inflation continues to soften with oil and food price deflation, while core CPI remains elevated among a tight labor and housing market. The 2-10 year treasury curve is deeply inverted, yet employment remains resilient. The federal funds rate is 5.50% with potential for further increases – albeit we believe we are nearing the end of the hiking cycle.

We think it’s too early to ring the “all-clear,” but are steadfastly focused on finding idiosyncratic, high margin-of-safety small cap stocks with unparalleled risk-adjusted return profiles that will perform across different economic environments. We see multiple potential outcomes from the current economic environment and are open-minded to whichever plays out: (1) core inflation remains sticky, the Fed continues to raise rates, the credit markets break down, and a hard recession plays out; (2) core inflation cools on the back of a deflating housing market and lower commodity prices, employment remains resilient, the yield curve steepens with a higher 10-year and a lower 2-year reflecting “normalized” rates -> this would constitute the elusive “soft-landing;” (3) stagflation: core inflation remains sticky and rates increase, but the fed balance sheet provides buffer to the credit market such that nothing “breaks,” and we experience shallow recessions while market “excesses” continue to slowly unwind. In each of these scenarios, we believe our portfolio can outperform over a multi-year period.

We are grateful for your continued trust and confidence in our team, and we remain committed to providing you with the best possible investment advice and performance.

Sincerely,

Eric Gandhi, CFA – Portfolio Manager
WPG Partners Select Small Cap Value Fund

Annual Report 2023  |  9

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SELECT SMALL CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
WPG Partners Select Small Cap Value Fund (Institutional Class) vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund’s Institutional Class shares made on December 29, 2021 (the date on which the Fund commenced investment operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
WPG Partners Select Small Cap Value Fund
Institutional Class(1)	25.94%	n/a	n/a	10.62%		2.93%	1.10%
Russell 2000® Value Index	2.17%	n/a	n/a	-6.34	%(2)	n/a	n/a

[1]	Inception date of the fund was December 29, 2021.
[2]	Index Performance is from inception date of the Fund’s Institutional Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

10  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL CAP VALUE DIVERSIFIED FUND (unaudited)

Dear Shareholder,

Despite market and economic choppiness, WPG Partners Small Cap Value Diversified Fund (the “Fund”) continued to outperform based on our repeatable process. For the fiscal year ended August 2023, the Russell 2000 Value Index (the “Benchmark”) achieved a 2.17% return. During this period, the Fund’s Institutional Class shares outperformed its Benchmark by approximately 912 bps, with the outperformance due to security selection and sector allocation. The Fund benefitted from positions in Maxar Technologies, AIMC, LLC and Rambus Inc. while First Foundation Inc. and HomeStreet, Inc. detracted from performance.

The technology sector buoyed the markets at the end of 2022 and continued into the first quarter of the 2023 calendar year. However, in March 2023, the regional banking sector’s weakness dampened investor sentiment, raising concerns about credit availability and the economic outlook. A study conducted by USC researchers, published on March 13, 2023, showed that the median regional bank is operating at just 0.4% equity to assets compared to 10% equity/assets in 2022 if all loans and securities were marked to market. While we don’t expect broad-based insolvency, it is worth noting just one area where the rapid rise in interest rates is proving difficult to navigate.

The next sector on top of investor concerns is commercial real estate. Fundamentally, one of the significant trends that may impact commercial real estate is the continued shift towards remote work, which has led to reduced demand for office space in many areas. As companies adapt to hybrid or fully remote work models, there may be a decline in the need for traditional office space, which could impact vacancy rates and rental rates. As of year-end 2022, delinquency rates on commercial real estate at banks was just 0.68% with capitalization rates ranging from a low of 3.0% on industrial properties to a higher of 4.8% on retail properties according to the National Center for Real Estate Investment Fiduciaries. We note that the average office capitalization rate was 4.3%, in contrast with the US 2 Year Treasury rate of 4.9% as of August 31, 2023.

Adding to the list of worries are a slower “re-open” in China and continued Russia/Ukraine conflicts. Nevertheless, these times of uncertainty are when active investors can provide the most value to clients, and we are pleased to report that the Fund outperformed the Benchmark in a down market again. As we look ahead to the next fiscal year, we see tighter financial conditions, a looming commercial real estate maturity wall, and ongoing changes related to the COVID pandemic. We have designed our investment process to avoid secularly challenged sectors while taking advantage of increasingly attractive prices for stocks with vastly improved fundamentals.

More recently, uncertainty and “hidden” volatility has marked 2023. As was well reported, six stocks (Apple, Tesla, NVIDIA, Microsoft, Amazon and Facebook) accounted for the majority of the S&P 500 returns in Q2 2023. Calendar year-to-date as of August 31, 2023, stock returns have seen the narrowest breadth on record, with the equal-weighted S&P 500 lagging it’s market-weighted counter-part by 994bps. Over the fiscal year small caps underper-formed, reflected by the Benchmark lagging the S&P 500 by 1421 bps. In terms of style, growth has outperformed value as during the fiscal year the Russell 2000 Growth index outperformed its value counterpart by 617 bps.

A lot of the recent performance can be attributed to the Artificial Intelligence/Machine Learning (“AI/ML”) craze, which took the market by storm after NVIDIA reported significantly better earnings than expected. We expect this theme to remain as a sustainable

Top Ten Positions (as of 8/31/23)	% of Net Assets
TreeHouse Foods, Inc.	2.5%
Kemper Corp.	2.4%
Tronox Holdings PLC, Class A	2.2%
Enovis Corp.	2.1%
Arcosa, Inc.	2.0%
Essent Group Ltd.	1.7%
Sovos Brands, Inc.	1.7%
LiveRamp Holdings, Inc.	1.7%
KBR, Inc.	1.6%
Scorpio Tankers, Inc.	1.5%

Portfolio Review (as of 8/31/23)
P/E: Price/Earnings:	12.8
P/B: Price/Book:	1.5
Holdings:	104
Weighted Average Market Capitalization (millions):	$3,441
ROE: Return on Equity:	11.8%
OROA: Operating Return on Operating Assets:	38.1%

trend for years to come, but for many stocks it is too early to fully understand the long-term implications around unit economics and competitive viability. We believe the market’s rush to assign winners and losers may prove fleeting and erroneous. Excitedly, our work is beginning to unearth potential investments as we track how companies may benefit from AI/ML initiatives.

Inflation, interest rates, and the Federal Reserve (“Fed”) remain top-of-mind. Top economists and market pundits have reiterated their resounding drumbeats of a pending recession, but it has not yet emerged. Headline inflation continues to soften with oil and food price deflation, while core CPI remains elevated among a tight labor and housing market. The 2-10 year treasury curve is deeply inverted, yet employment remains resilient. The federal funds rate is 5.50% with potential for further increases – albeit we believe we are nearing the end of the hiking cycle.

We think it’s too early to ring the “all-clear,” but are steadfastly focused on finding idiosyncratic, high margin-of-safety small cap stocks with unparalleled risk-adjusted return profiles that will perform across different economic environments. We see multiple potential outcomes from the current economic environment and are open-minded to whichever plays out: (1) core inflation remains sticky, the Fed continues to raise rates, the credit markets break down, and a hard recession plays out; (2) core inflation cools on the back of a deflating housing market and lower commodity prices, employment remains resilient, the yield curve steepens with a higher 10-year and a lower 2-year reflecting “normalized” rates -> this would constitute the elusive “soft-landing;” (3) stagflation: core inflation remains sticky and rates increase, but the fed balance sheet provides buffer to the credit market such that nothing “breaks,” and we experience shallow recessions while market “excesses” continue to slowly unwind. In each of these scenarios, we believe our portfolio can outperform over a multi-year period.

We are grateful for your continued trust and confidence in our team, and we remain committed to providing you with the best possible investment advice and performance.

Sincerely,

Eric Gandhi, CFA, Gregory Weiss & Richard Shuster, CFA Portfolio Managers for the WPG Partners Small Cap Value Diversified Fund

Annual Report 2023  |  11

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL CAP VALUE DIVERSIFIED FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
WPG Partners Small Cap Value Diversified Fund (Institutional Class) vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund’s Institutional Class shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
WPG Partners Small Cap Value Diversified Fund
Institutional Class	11.29%	6.95%	5.93%	1.26%	1.10%
Russell 2000® Value Index	2.17%	3.18%	7.36%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

12  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Global Sustainability Fund (“Fund”) outperformed its benchmark, the MSCI World Index (“Benchmark”) in the one-year period ended August 31, 2023. The Fund’s Institutional Class shares generated a net return of 17.71% versus the Benchmark return of 11.89%. The Fund’s ESG score ended the period with an aggregate reading of 58 (out of 100), in excess of the Benchmark’s 50 reading.

Stock selection was the primary driver of the Fund’s outperformance, notably in the Industrials and Consumer sectors. Within Industrials, the Fund benefited from exposure to the electrification and decarbonization theme through long-time holdings in Rexel and Siemens as well as newer name Mitsubishi Heavy Industries. In addition, European Aerospace & Defense names Rheinmetall and Airbus contributed to strong sector returns. Within Consumer Staples, grocer Koninklijke Ahold Delhaize enjoyed positive estimate revisions as it successfully countered high food and labor inflation with price increases and effective cost management. In Consumer Discretionary, Booking Holdings and Expedia Group contributed to Fund returns as online travel spending rebounded briskly from pandemic era retrenchment. Conversely, stock selection detracted in the Health Care and Materials sectors. Health Care services names had performed well in 2022 but momentum reversed in 2023 as holdings such as CVS Health and Humana faced pressure on their medical loss ratios due to larger than expected rebounds in elective procedures. In Materials, agricultural chemical providers Corteva and FMC Corporation lagged owing to adverse weather patterns and customer destocking.

Sector allocation was flat for the period, as positive contributions from our underweight positioning in Utilities and Real Estate were offset by negative contributions from our underweight positioning in Information Technology and overweight positioning in Financials. Real Estate and Utilities were hurt by their rate sensitive attributes while Information Technology led the market as investors flocked to high-growth names such as NVIDIA that do not fit within our investment criteria. Within Information Technology, we managed to find success with less expensive names such as Renesas Electronics, a Japanese chip maker focused on the undersupplied automotive and industrial end markets. We continue to be overweight in Financials as the US regional bank crisis in March 2023 caused names even in unaffected geographies to fall to valuations that price in overly pessimistic interest rate and credit scenarios.

Over the course of the period, we were provided ample opportunities to buy stocks possessing the positive momentum, high quality, attractive valuation, and good sustainability characteristics we require for inclusion in the Global Sustainability portfolio. One example in the Industrials sector is SPIE, a French multi-technical services contractor that derives two-thirds of its revenues from energy efficiency/transition activities such as HVAC upgrades, high voltage transmission line construction, and EV charging station installation. SPIE has achieved organic growth acceleration and margin increases over the past 18 months, exhibits strong fundamentals characterized by more than 100% free cash flow conversion, a robust balance sheet, and solid shareholder returns, and trades at an inexpensive valuation of 13x earnings. An example in the Technology sector is Dell Technologies, a provider of PC, server, and storage products. We entered the name at a

Top Ten Positions (as of 8/31/23)	% of Net Assets
JPMorgan Chase & Co.	2.3%
Sumitomo Mitsui Financial Group, Inc.	2.1%
Koninklijke Ahold Delhaize NV	2.1%
Alphabet, Inc., Class A	2.0%
ING Groep NV	2.0%
Airbus Group SE	2.0%
Rexel SA	1.9%
Mitsubishi Heavy Industries Ltd.	1.8%
Keurig Dr Pepper, Inc.	1.8%
ICON PLC	1.7%

Portfolio Review (as of 8/31/23)
P/E: Price/Earnings:	11.7
P/B: Price/Book:	1.8
Holdings:	91
Weighted Average Market Capitalization (millions):	$81,487
ROE: Return on Equity:	25.6%
OROA: Operating Return on Operating Assets:	108.4%

cyclically advantageous time in the latter stages of the post-pandemic PC downcycle and were attracted by DELL’s very strong cash flow generation, improving capital return to shareholders, high management stock ownership, and 8x forward PE multiple. In other instances, we sold stocks when they no longer lived up to our Three Circles investment requirements. For example, we exited IHI Corp as emerging durability issues with the Geared Turbo Fan engine were denting momentum in its key Aero Engine, Space & Defense segment and exited Dollar General as execution mis-steps and repeated c-suite turnover impaired its formerly strong fundamentals.

In the face of macro uncertainty, we plan to stick to our knitting. We will continue to identify stocks with good momentum, quality fundamentals, cheap valuation, and attractive sustainability credentials to construct the sort of Three Circles portfolio that you’ve come to expect of Boston Partners. We look forward to updating you on our further progress going forward.

Soyoun Song – Portfolio Manager
Boston Partners Global Sustainability Fund

Annual Report 2023  |  13

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Sustainability Fund (Institutional Class) vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund’s Institutional Class shares made on December 29, 2021 (the date on which the Fund commenced investment operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Sustainability Fund
Institutional Class(1)	17.71%	n/a	n/a	0.88%		1.73%	0.90%
MSCI World Index - Net Return	11.89%	n/a	n/a	-5.07	%(2)	n/a	n/a

[1]	Inception date of the fund was December 29, 2021.
[2]	Index Performance is from inception date of the Fund’s Institutional Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.90% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.90%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.90% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

14  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited)

Dear Shareholder,

The MSCI World Index Net (the “Index”) returned +15.60% during the fiscal year ended August 31, 2023. The Index rose as inflation moderated leading to expectations that central banks would slowdown the pace of interest rate increases. The MSCI World Growth Index (the “Growth Index”) outperformed the MSCI World Value Index during the period. US technology and inter-net-related sectors accounted for much of the Growth Index’s outperformance. During the fiscal year, the Boston Partners Global Equity Fund’s (the “Fund”) Institutional Class shares modestly underperformed the Index, returning +15.28%.

Sector allocation detracted from Fund performance over the fiscal year. The Fund’s underweight allocation to the Information Technology sector was a leading detractor from performance. Information Technology was the best performing sector in the Index due to the strong outperformance of mega-cap growth stocks led by NVIDIA Corp. Fund allocation to most other sectors aided relative performance, but not enough to overcome the negative performance from the Fund’s underweight allocation to Information Technology.

Stock selection aided performance during the period led by positioning in the Industrials and Consumer Staples sectors. In Industrials, the Fund’s overweight position in Rheinmetall AG and Rexel SA were top contributors to outperformance. German defense contractor Rheinmetall is expected to post strong results in coming years as Germany, and Europe, increase defense spending in response to Russia’s invasion of Ukraine. Rexel SA is a French based distributor of electrical parts and supplies that include wiring devices, cabling systems, and lighting products among other items. Rexel’s results have exceeded expectations, having benefitted from the European green-deal tailwind. Outperformance in the Consumer Staples sector was led by the Fund’s overweight position in Coca-Cola Europacific Partners PLC (“CCEP”). Management of CCEP confidently reaffirmed 2023 guidance on the back of the strong first quarter earnings beat. The better-than-expected results were driven by both volume and price/mix, with both Europe and Australia, Indonesia & the Pacific coming in well ahead of consensus expectations. CCEP offers an attractive free cash flow yield and is expected to repurchase shares as leverage decreases.

Conversely, stock selection detracted from performance in the Health Care and Communication Services sectors. Overweight positions in Health Care Provider & Services stocks traded lower led by Cigna, CVS Health, Centene, Humana, and Elevance despite good results. Health-insurer stocks fell after the US government published a proposal that would increase revenue for companies that manage Medicare plans by 1.03% in 2024, disappointing investors. Health Care stocks overall underperformed as sentiment favored “risk-on” stocks and sectors. In the Communications Services sector, the Fund’s overweight position in Nexstar Media Group (“Nexstar”) was the top performance detractor. While NexStar will likely see continued headwinds from cord-cutting, weaker advertising trends, and slower retransmission growth, operational weakness can be offset with significant capital deployment optionality and a likely material reduction in the share count. Not owning Index constituents Meta Platforms, Netflix, and Alphabet were also among the top performance detractors in the Communication Services sector.

Top Ten Positions (as of 8/31/23)	% of Net Assets
Stellantis NV	2.1%
TotalEnergies SE	2.1%
Shell PLC	2.1%
Siemens AG	1.8%
Cisco Systems, Inc.	1.8%
Cenovus Energy, Inc.	1.8%
CRH PLC	1.7%
Rheinmetall AG	1.6%
Chubb Ltd.	1.6%
Rexel SA	1.5%

Portfolio Review (as of 8/31/23)
P/E: Price/Earnings:	10.0
P/B: Price/Book:	1.7
Holdings:	103
Weighted Average Market Capitalization (millions):	$66,745
ROE: Return on Equity:	19.0%
OROA: Operating Return on Operating Assets:	55.0%

The entire investment team at Boston Partners will continue to maintain a focus on finding investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. This disciplined and repeatable process has been in place for nearly three decades, and our team is well suited to navigate this chaotic environment. We believe the emphasis on bottom-up security selection and sound fundamental analysis will have a greater impact on alpha generation1 rather than getting bogged down in a relentless torrent of macro and political news flow. We believe that over time the strategy will benefit from our focus on low valuation, high quality, and improving business momentum, and we look forward to updating you on the investment opportunities we are uncovering.

On behalf of our team, thank you for your continued support and investment.

Christopher Hart, CFA
Portfolio Manager for the Boston Partners Global Equity Fund

Annual Report 2023  |  15

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Equity Fund (Institutional Class) vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund’s Institutional Class shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Global Equity Fund
Institutional Class	15.28%	5.61%	7.83%	1.13%	0.95%
MSCI World Index - Net Return	15.60%	8.33%	9.28%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.95%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.95% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

16  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (unaudited)

Dear Shareholder,

The Boston Partners Emerging Markets Fund’s (the “Fund”) Institutional Class shares returned +11.16% for the fiscal year ended August 31, 2023 versus the MSCI® Emerging Markets Index’s +1.25% return.

The Fund’s positioning in most economic sectors aided performance led by positioning in the Consumer Discretionary and Financials sectors. An overweight position in PDD Holdings, Inc. (“PDD”), a China-based multinational e-commerce platform, was among the largest contributors to the portfolio on better-than-expected earnings and revenue results, despite a difficult macro environment. Chinese stocks rose late last year as the easing of COVID-Zero policies buoyed optimism. PDD continued to beat expectations even as China’s economic reopening sputtered. Easing COVID-Zero measures also aided the Fund’s overweight position in Trip.com, a Chinese online travel agency. In Financials, Banco do Brasil was the top contributor to the relative performance. The Brazilian bank has benefitted from increasing net interest income, solid fee trends, and better-than-peer credit charges. Indian holding Bank of Baroda was another top contributor to the relative performance as it rode positive business trends that produced mid-teens returns on equity.

The Fund’s positioning in the Consumer Staples and Energy sectors detracted from performance. In Consumer Staples, overweight positions in Chinese stocks Tech-Bank Food and Yixintang Pharmaceutical Group detracted from performance. Tech-Bank Food, a hog processor, traded lower due to soft pork demand and elevated feeding costs. Shares of Yixintang Pharmaceutical Group fell as growth slowed after a bump from COVID, along with broader weakness in Chinese stocks in 2023. The Fund’s underweight allocation to the Energy sector detracted from performance.

The entire investment team at Boston Partners relentlessly searches for investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. Our focus is on bottom-up, fundamental stock picking with a statistical bent. That said, there is still a wall of worry for the market to climb in 2023 and 2024. Historically these have been very good windows for value investing as more economically sensitive companies outperform growth favorites. When one considers that, the starting point is exceptional; valuation spreads between growth and value stocks are at extreme levels. It is hard not to be optimistic about the future and how our Fund is positioned today.

On behalf of our team, thank you for your continued support and investment.

Sincerely,

Joseph F. Feeney Jr. & David Kim
Portfolio Managers for the Boston Partners
Emerging Markets Fund

Top Ten Positions (as of 8/31/23)	% of Net Assets
Banco do Brasil SA	4.7%
SK Hynix, Inc.	4.1%
BOE Technology Group Co., Ltd., Class A	4.0%
Accton Technology Corp.	3.2%
Bank of Baroda	3.1%
Samsung Electronics Co., Ltd.	2.9%
Weichai Power Co., Ltd., Class A	2.4%
United Overseas Bank Ltd.	1.8%
Evergreen Marine Corp Taiwan Ltd.	1.8%
Hyundai Mobis Co., Ltd.	1.7%

Portfolio Review (as of 8/31/23)
P/E: Price/Earnings:	10.4
P/B: Price/Book:	1.3
Holdings:	121
Weighted Average Market Capitalization (millions):	$32,995
ROE: Return on Equity:	17.3%
OROA: Operating Return on Operating Assets:	37.4%

Annual Report 2023  |  17

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Fund (Institutional Class) vs. MSCI Emerging Markets World Indices

The chart assumes a hypothetical $100,000 initial investment in the Fund’s Institutional Class shares made on October 17, 2017 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI Emerging Markets Index are unmanaged, do not incur expenses and are not available for investment.

Total Return for the Periods Ended August 31, 2023

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Emerging Markets Fund
Institutional Class(1)	11.16%	3.28%	n/a	1.32%		1.74%	1.00%
MSCI Emerging Markets Index - Net Return	1.25%	0.98%	n/a	-0.10	%(2)	n/a	n/a

[1]	Inception date of the fund was October 17, 2017.
[2]	Index Performance is from inception date of the Fund’s Institutional Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 1.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

18  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Long/Short Equity Fund (“Fund”) – Institutional Class shares returned 14.69% net of fees while averaging 74% net long exposure for the fiscal year ended August 31, 2023. This compares to the 15.94% return posted by the S&P 500® Index (“S&P 500”) during the same period.

The fiscal year began with a negative return environment in 2022 as the U.S. Federal Reserve aggressively hiked interest rates to combat persistently high inflation in the wake of the global pandemic. This moved both short and long duration U.S. Treasury yields to more than decade highs. Nevertheless, U.S. equity markets reversed course and marched higher in 2023, as enthusiasm over artificial intelligence (“AI”) and much better than feared U.S. economic data lifted valuation multiples. The return of the S&P 500 during this period was primarily driven by a small cohort of large capitalization “growth” stocks.

The Fund’s long holdings rose in price approximately 14.93% during the fiscal year but trailed the S&P 500 principally due to not owning a few statistically expensive Technology and Communication Services stocks which are large weights within the S&P 500. Industrial holdings were the top contributor, led by building products holdings with much improved business momentum. Technology holdings were another top contributor, as several software holdings reported an improved demand environment and outlook. Travel and leisure holdings within Consumer Discretionary benefitted from a consumption shift away from goods and towards services during the fiscal year. Communication Services holdings detracted from absolute performance as media holdings declined on negative ex-political advertising and continued secular concerns over cord-cutting.

The Fund’s short holdings fell in price approximately -5.29% and contributed positively to Fund returns. We aim to short expensive stocks with earnings risk and weak profitability, and stocks with these attributes generally underperformed the S&P 500 due to tightening monetary conditions. Technology shorts were the top absolute contributor as several high valuation growth stocks experienced multiple compression amid rising rates. Energy shorts generated absolute gains as multiple bioenergy companies declined after reporting disappointing earnings. Consumer Discretionary shorts also fell in price and positively contributed to Fund performance. Various short positions in automobile and specialty retailers declined as revenues fell short of expectations.

The Fund began the fiscal year with 73% net long exposure and ended unchanged at 73% net long exposure. At the end of the fiscal year, the largest exposures in the long portfolio resided in the Financials, Health Care, Technology, and Industrial sectors, while the largest short exposures were in the Consumer Discretionary, Technology and Industrials sectors.

When we look across the investment opportunity set, we continue to see an equities market with a wide dispersion of valuations; many growth indices remain expensive on a P/E basis relative to multi-decade averages, while many value indices remain inexpensive relative to their own history. This gap only widened in 2023 amid enthusiasm for AI. Nevertheless, we continue to believe the economic environment – one marked by persistently high inflation and interest rates – will favor cash generative businesses that trade at relatively lower valuation

Top Ten Positions (as of 8/31/23)	% of Net Assets
Canadian Natural Resources Ltd.		2.4%
Fairfax Financial Holdings Ltd.		2.1%
BGC Group, Inc., Class A		1.8%
Marathon Petroleum Corp.		1.7%
Elevance Health, Inc.		1.7%
Alphabet, Inc., Class A		1.7%
Nexstar Media Group, Inc., Class A		1.6%
Stifel Financial Corp.		1.6%
Novartis AG - SP ADR		1.5%
Builders FirstSource, Inc.		1.5%

Portfolio Review (as of 8/31/23)	Long	Short
P/E: Price/Earnings:	10.7	29.9
P/B: Price/Book:	2.0	6.3
Holdings:	109	84
Weighted Average Market Capitalization (millions):	$58,754	$40,997
ROE: Return on Equity:	16.1%	–33.8%
OROA: Operating Return on Operating Assets:	104.9%	–197.5%

multiples. Ultimately, the economic backdrop appears markedly different from the decade ended in 2020, and we believe this may provide a favorable runway for value investing.

The Fund’s portfolio managers continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities they deem likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Patrick Regan, CFA
Portfolio Manager for the Boston Partners
Long/Short Equity Fund

Annual Report 2023  |  19

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Equity Fund (Institutional Class) vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund’s Institutional Class shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Institutional Class	14.69%	7.26%	5.88%	3.18%	2.55%
S&P 500® Index	15.94%	11.12%	12.81%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class exceeds 1.96% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.96%. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.96% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

20  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Equity Fund (Investor Class) vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund’s Investor Class shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Investor Class	14.44%	7.00%	5.62%	3.43%	2.80%
S&P 500® Index	15.94%	11.12%	12.81%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.21% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.21%. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.21% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2023  |  21

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited)

Dear Shareholder,

The Boston Partners Long/Short Research Fund (“Fund”) – Institutional Class shares returned 7.16% net of fees while averaging 54% net long exposure for the fiscal year ended August 31, 2023. This compares to the 15.94% return posted by the S&P 500® Index (“S&P 500”) during the same period.

The fiscal year began with a negative return environment in 2022 as the U.S. Federal Reserve aggressively hiked interest rates to combat persistently high inflation in the wake of the global pandemic. This moved both short and long duration U.S. Treasury yields to more than decade highs. Nevertheless, U.S. equity markets reversed course and marched higher in 2023, as enthusiasm over artificial intelligence (“AI”) and much better than feared U.S. economic data lifted valuation multiples. The return of the S&P 500 during this period was primarily driven by a small cohort of large capitalization “growth” stocks.

The Fund’s long holdings rose in price approximately 12.26% during the fiscal year but trailed the S&P 500 principally due to not owning a few statistically expensive Technology and Communication Services stocks which are large weights within the S&P 500. Technology was the top absolute contributor, as several semiconductor holdings reported an improved demand environment and outlook. Industrial holdings were another top contributor, led by aerospace and defense holdings with much improved business momentum. Travel and leisure holdings within Consumer Discretionary benefitted from a consumption shift away from goods and towards services during the fiscal year. Utilities holdings modestly detracted from absolute performance, as soaring interest rates have seemingly reduced the appeal of their steady dividend payments and increasing wildfire liability risks have weighed on sentiment.

The Fund’s short holdings rose in price approximately 10.25% and trailed the S&P 500 but detracted from Fund absolute returns. We aim to short expensive stocks with earnings risk and weak profitability, and stocks with these attributes generally underperformed the S&P 500. Communications Services shorts were the top absolute contributor, as several media holdings reported earnings misses and weak free cash flow generation. Financials shorts also fell in price and positively contributed to Fund performance, as U.S. regional bank shorts faced funding cost pressures and the likelihood for additional regulatory measures after several banks collapsed during the fiscal year. Real Estate shorts fell in price and positively contributed, as offices continued to experience high vacancy rates and weakening pricing, which weighed on shares during the fiscal year. Industrials shorts were the top absolute detractor, as aerospace and machinery holdings reported improved results and we trimmed exposure. Technology shorts also detracted as AI enthusiasm resulted in rising valuation multiples across the sector during the fiscal year.

The Fund began the fiscal year with 46% net long exposure and ended with 60% net long exposure, an increase attributable to covering short positions during the fiscal year. At the end of the fiscal year, the largest exposures in the long portfolio resided in the Industrials, Technology, and Health Care sectors, while the largest short exposures were in the Financials, Consumer Discretionary, and Industrials sectors.

Top Ten Positions (as of 8/31/23)	% of Net Assets
JPMorgan Chase & Co.		1.4%
UnitedHealth Group, Inc.		1.3%
Wells Fargo & Co.		1.3%
Bank of America Corp.		1.1%
Booking Holdings, Inc.		1.0%
Ameriprise Financial, Inc.		1.0%
Science Applications International Corp.		1.0%
BP PLC - SP ADR		1.0%
AbbVie, Inc.		1.0%
Hershey Co., (The)		1.0%

Portfolio Review (as of 8/31/23)	Long	Short
P/E: Price/Earnings:	13.1	18.7
P/B: Price/Book:	2.5	2.1
Holdings:	227	163
Weighted Average Market Capitalization (millions):	$78,471	$11,330
ROE: Return on Equity:	35.2%	4.1%
OROA: Operating Return on Operating Assets:	124.5%	–75.5%

When we look across the investment opportunity set, we continue to see an equities market with a wide dispersion of valuations; many growth indices remain expensive on a P/E basis relative to multi-decade averages, while many value indices remain inexpensive relative to their own history. This gap only widened in 2023 amid enthusiasm for AI. Nevertheless, we continue to believe the economic environment – one marked by persistently high inflation and interest rates – will favor cash generative businesses that trade at relatively lower valuation multiples. Ultimately, the economic backdrop appears markedly different from the decade ended in 2020, and we believe this may provide a favorable runway for value investing.

The Fund’s portfolio managers continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities they deem likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph F. Feeney Jr., CFA & Scott Burgess, CFA
Portfolio Managers for the Boston Partners
Long/Short Research Fund

22  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Research Fund (Institutional Class) vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund’s Institutional Class shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Research Fund
Institutional Class	7.16%	4.59%	5.17%	1.95%	1.95%
S&P 500 Index	15.94%	11.12%	12.81%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until at least December 31, 2023 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.50% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

Annual Report 2023  |  23

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Research Fund (Investor Class) vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund’s Investor Class made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Research Fund
Investor Class	6.92%	4.33%	4.90%	2.20%	2.20%
S&P 500® Index	15.94%	11.12%	12.81%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75%. This contractual limitation is in effect until at least December 31, 2023 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.75% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

24  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited)

Dear Shareholder,

The Boston Partners Global Long/Short Fund (“Fund”) – Institutional Class shares returned 10.38% net of fees while averaging 43% net long exposure for the fiscal year ended August 31, 2023. This compares to the 15.60% return posted by the MSCI World Index – Net during the same period.

The fiscal year began with a negative return environment in 2022 as the U.S. Federal Reserve and global central banks aggressively hiked interest rates to combat persistently high inflation in the wake of the global pandemic. This moved both short and long duration global government bond yields to more than decade highs. Nevertheless, global equity markets reversed course and marched higher in 2023, as enthusiasm over artificial intelligence (“AI”) and much better than feared economic data lifted valuation multiples. The return of the MSCI World Index during this period was primarily driven by a small cohort of large capitalization “growth” stocks.

The Fund’s long holdings rose in price approximately 20.14% during the fiscal year and outperformed the MSCI World Index. Top contributors included holdings in the Technology and Industrials sectors, while Health Care holdings were the lone absolute detractor. Within Technology, semiconductor holdings rose sharply as pricing improved and enthusiasm surrounding AI drove share prices higher. Machinery holdings within Industrials were among the top contributors due to improved volumes and pricing. Conversely, Health Care holdings detracted, as managed care shares retreated partially due to threats to revenues within their pharmacy benefits segments.

The Fund’s short holdings rose in price approximately 14.20% and detracted from Fund returns. Industrials and Technology shorts were the top absolute detractors, while Financials shorts was the top absolute contributor. Within Industrials, aerospace and housing-related short positions rose in price and we trimmed exposure. In Technology, software shorts reversed weakness in the prior fiscal year ended August 31, 2022, and rose along with the sector on hopes for improved demand and benefits from AI. Financials shorts fell in price and generated gains for the Fund, as European and U.S. regional banks fell in price due to funding cost pressures and weakening profitability.

The Fund began the period with 38% net long exposure and ended with 45% net long exposure, an increase attributable to covering short positions during the fiscal year. At the end of the period, the largest exposures in the long portfolio resided in the Financials, Consumer Discretionary, and Technology sectors, while largest short exposures were in the Financials, Consumer Discretionary, and Materials sectors. Geographically, we continue to find more attractive long opportunities outside the U.S., where valuations are markedly lower, yet fundamentals and momentum are improving. Our bottom-up value discipline has yielded a long portfolio that we believe is attractive relative to the short portfolio from both a valuation and profitability standpoint.

When we look across the investment opportunity set, we continue to see an equities market with a wide dispersion of valuations; many growth indices remain expensive on a P/E basis relative to multi-decade averages, while many value indices remain inexpensive relative to their own history. This gap only widened in 2023 amid enthusiasm for AI. Nevertheless, we continue to believe the economic environment – one marked by persistently high inflation and interest rates – will favor cash

Top Ten Positions (as of 8/31/23)	% of Net Assets
Booking Holdings, Inc.		3.5%
US Foods Holding Corp.		2.4%
Oracle Corp.		2.3%
JPMorgan Chase & Co.		2.1%
Everest Group Ltd.		1.9%
Check Point Software Technologies Ltd.		1.8%
Teck Resources Ltd., Class B		1.8%
Cenovus Energy, Inc.		1.8%
Alphabet, Inc., Class C		1.7%
Samsung Electronics Co., Ltd.		1.7%

Portfolio Review (as of 8/31/23)	Long	Short
P/E: Price/Earnings:	11.1	20.3
P/B: Price/Book:	1.7	2.2
Holdings:	87	109
Weighted Average Market Capitalization (millions):	$83,841	$38,905
ROE: Return on Equity:	22.8%	13.5%
OROA: Operating Return on Operating Assets:	99.6%	–3.9%

generative businesses that trade at relatively lower valuation multiples. Ultimately, the economic backdrop appears markedly different from the decade ended in 2020, and we believe this may provide a favorable runway for value investing.

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities they deem likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joshua Jones, CFA & Christopher Hart, CFA
Portfolio Managers for the Boston Partners
Global Long/Short Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Long/Short Fund (Institutional Class) vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund’s Institutional Class shares made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Institutional Class(1)	10.38%	6.21%	n/a	4.75%		2.56%	2.56%
MSCI World Index - Net Return	15.60%	8.33%	n/a	8.19	%(2)	n/a	n/a

[1]	Inception date of the class was December 31, 2013.
[2]	Index Performance is from inception date of the Fund’s Institutional Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 2.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Global Long/Short Fund (Investor Class) vs. MSCI World Index

The chart assumes a hypothetical $10,000 initial investment in the Fund’s Investor Class shares made on April 11, 2014 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2023

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Investor Class(1)	10.16%	5.96%	n/a	4.80%		2.81%	2.81%
MSCI World Index - Net Return	15.60%	8.33%	n/a	8.54	%(2)	n/a	n/a

[1]	Inception date of the class was April 11, 2014.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.25% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.25%. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.25% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2023  |  27

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Emerging Markets Dynamic Equity Fund’s (the “Fund”) Institutional Class shares returned +4.98% for the fiscal year ended August 31, 2023 versus the MSCI® Emerging Markets Index’s +1.25% return, while averaging a 39% net-long exposure. The Fund outperformed the blended 50% MSCI® EM/50% Risk-Free benchmark, which returned +3.51% for the period. The Fund’s neutral exposure is 50% net long, with the short exposure varying with the quantity of attractive short opportunities in the investment universe. The blended index with a 50% equity exposure is an appropriate comparison given the Fund’s expected neutral exposure of 50% equities.

During the period, the Fund’s long-book returned +13.05%, outperforming the MSCI® Emerging Markets Index. The long book’s positioning in most economic sectors aided performance led by positioning in the Consumer Discretionary and Financials sectors. An overweight position in PDD Holdings Inc. (“PDD”), a China-based multinational e-commerce platform, was among the largest contributors to the portfolio on better-than-expected earnings and revenue results, despite a difficult macro environment. Chinese stocks rose late last year as the easing of COVID-Zero policies buoyed optimism. PDD continued to beat expectations even as China’s economic reopening sputtered. Easing COVID-Zero measures also aided the Fund’s overweight position in Trip.com, a Chinese online travel agency. In Financials, Banco do Brasil was the top contributor to the Fund’s relative performance. The Brazilian bank has benefitted from increasing net interest income, solid fee trends, and better-than-peer credit charges. Indian holding Bank of Baroda was another top contributor to the relative performance as it rode positive business trends that produced mid-teens returns on equity.

The long book’s positioning in the Consumer Staples and Energy sectors modestly detracted from performance. In Consumer Staples, overweight positions in Chinese stocks Tech-Bank Food and Yixintang Pharmaceutical Group detracted from performance. Tech-Bank Food, a hog processor, traded lower due to soft pork demand and elevated feeding costs. Shares of Yixintang Pharmaceutical Group fell as growth slowed after a bump from COVID, along with broader weakness in Chinese stocks in 2023. The long-book’s underweight allocation to the Energy sector detracted from performance.

The Fund’s short-book rose +4.79% for the reporting period, outperforming the MSCI® Emerging Markets Index, thus detracting from performance. Shorted semiconductor stocks primarily in China and Taiwan accounted were a notable detractor from performance. The semiconductor industry’s downcycle has so far been shorter and less severe than we had anticipated. Short positions in the Materials sector offset some of the losses from shorted technology stocks.

The entire investment team at Boston Partners relentlessly searches for investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. Our focus is on bottom-up, fundamental stock picking with a statistical bent. That said, there is still a wall of worry for the market to climb in 2023 and 2024. Historically these have been very good windows for value investing as more economically sensitive companies outperform growth favorites. When one

Top Ten Positions (as of 8/31/23)	% of Net Assets
BOE Technology Group Co., Ltd., Class A		3.4%
Accton Technology Corp.		2.9%
Hankook Tire & Technology Co., Ltd.		2.7%
Weichai Power Co., Ltd., Class A		2.6%
SK Hynix, Inc.		2.5%
Bank of Baroda		2.5%
Bank Mandiri Persero Tbk PT		2.2%
Samsonite International SA		2.0%
Tsingtao Brewery Co., Ltd., Class H		1.8%
Grupo Financiero Banorte SAB de CV, Class O		1.7%

Portfolio Review (as of 8/31/23)	Long	Short
P/E: Price/Earnings:	10.2	13.9
P/B: Price/Book:	1.3	1.9
Holdings:	115	106
Weighted Average Market Capitalization (millions):	$27,557	$31,475
ROE: Return on Equity:	16.8%	23.8%
OROA: Operating Return on Operating Assets:	37.4%	41.3%

considers that, the starting point is exceptional; valuation spreads between growth and value stocks are at extreme levels. It is hard not to be optimistic about the future and how our Fund is positioned today.

On behalf of our team, thank you for your continued support and investment.

Sincerely,

Joseph F. Feeney Jr. & David Kim, CFA
Portfolio Managers for the Boston Partners
Emerging Markets Dynamic Equity Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Dynamic Equity Fund (Institutional Class) vs. MSCI Emerging Markets Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund’s Institutional Class shares made on March 1, 2015 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI Indices are unmanaged, do not incur expenses and are not available for investment.

Total Return for the Periods Ended August 31, 2023

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional Class(1)	4.98%	2.66%	n/a	3.13%		1.73%	1.42%
MSCI Emerging Markets Index - Net Return	1.25%	0.98%	n/a	2.37	%(2)	n/a	n/a

[1]	Inception date of the fund was March 1, 2015. The Fund commenced operations as a series of The RBB Fund, Inc. on December 15, 2015, when substantially all of the assets of Boston Partners Emerging Markets Dynamic Equity (the “Prior Account”) transferred to the Fund. The Fund is managed in all material respects in a manner equivalent to the management of the Prior Account. Accordingly, the performance information shown above for periods prior to December 15, 2015 is that of the Prior Account.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.40% of the Fund’s average daily net assets attributable to Institutional Class shares. This contractual limitation is in effect until December 31, 2023, and may not be terminated without the approval of the Board of Directors. Because short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 1.40%. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.40% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement, as well as the expense limitation that is current in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (unaudited)

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of August 31, 2023 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001.

Beta or beta coefficient is a measure of a stock or portfolio’s level of systematic and unsystematic risk based on in its prior performance. In general, a higher beta indicates a more volatile security in relation to its benchmark and lower beta indicates a less volatile security in relation to its benchmark.

Bloomberg Barclays US Aggregate Bond Index (US Aggregate Bond Index) is a broad base bond market index consisting of approximately 10,000 bonds, representing intermediate term investment grade bonds traded in the United States.

Consumer Price Index: An index of the variation in prices paid by typical consumers for retail goods and other items.

Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

Mergers and Acquisitions (M&A) is a general term that refers to the consolidation of companies or assets through various types of financial transactions.

Momentum: High Momentum companies are characterized in the literature as companies with high price performance in the recent history, up to 12 months. High Momentum companies tend to continue their high price performance over the near term, typically over a 6 to 12-month period.

MSCI China Index is constructed based on the integrated China equity universe included in the MSCI Emerging Markets Index, providing a standardized definition of the China equity opportunity set. The index aims to represent the performance of large- and mid-cap segments with H shares, B shares, red chips, P chips and foreign listings (e.g., ADRs) of Chinese stocks.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and Far East.

MSCI Emerging Markets Currency Index in USD measures the total return of 25 emerging market currencies relative to the US Dollar where the weight of each currency is equal to its country weight in the MSCI Emerging Markets Index.

MSCI Emerging Markets (EM) Index is an index created by Morgan Stanley Capital International (MSCI) designed to measure equity market performance in global emerging markets.

MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

MSCI World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets Countries.

MSCI World Value NR Index is an index tracking value stocks, which are stocks with prices lower than their intrinsic values.

A net return index includes reinvesting the after tax dividends. A gross return index includes reinvesting the before tax dividends. In general, a net return index should under perform a gross return index.

OROA: Operating Return on Operating Assets

P/B: Price/Book: A valuation ratio of a company’s current share price compared to its book value.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

Quality has long been established as an investment approach, dating back to Benjamin Graham, but it is less well accepted as a factor, especially when compared with value, size, yield, momentum and low volatility. A “factor” means any characteristic that helps explain the risk and returns of a group of securities.

ROE: Return on Equity: measures a company’s profitability by revealing how much profit a company generates with the money invested.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 93% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios and higher forecasted growth values.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (concluded) (unaudited)

Russell 2000® Growth Index is an unmanaged index that measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 97% of the investable U.S. equity market.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. It includes companies that display signs of above average growth.

Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with relatively higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with relatively lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is a market–capitalization–weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

Trade Weighted U.S. Dollar Index: Major Currencies is a weighted average of the foreign exchange value of the U.S. dollar against a subset of the broad index currencies that circulate widely outside the country of issue. Major currencies index includes the Euro Area, Canada, Japan, United Kingdom, Switzerland, Australia, and Sweden.

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BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES

AUGUST 31, 2023 (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, if any. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MARCH 1, 2023	ENDING ACCOUNT VALUE AUGUST 31, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO	ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND

Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$1,035.20	$4.10	0.80%	3.52%
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08	0.80%	N/A
Investor
Actual	$1,000.00	$1,033.40	$5.38	1.05%	3.34%
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35	1.05%	N/A
Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$1,001.10	$4.99	0.99%	0.11%
Hypothetical (5% return before expenses)	1,000.00	1,020.21	5.04	0.99%	N/A
Investor
Actual	$1,000.00	$1,000.00	$6.25	1.24%	0.00%
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.31	1.24%	N/A
WPG Partners Select Small Cap Value Fund
Institutional
Actual	$1,000.00	$1,079.50	$5.77	1.10%	7.95%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10%	N/A
WPG Partners Small Cap Value Diversified Fund
Institutional
Actual	$1,000.00	$1,001.60	$5.55	1.10%	0.16%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10%	N/A
Boston Partners Global Sustainability Fund
Institutional
Actual	$1,000.00	$1,032.00	$4.61	0.90%	3.20%
Hypothetical (5% return before expenses)	1,000.00	1,020.67	4.58	0.90%	N/A

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BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (concluded)

AUGUST 31, 2023 (unaudited)

	BEGINNING ACCOUNT VALUE MARCH 1, 2023	ENDING ACCOUNT VALUE AUGUST 31, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND

Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$1,013.40	$ 4.82	0.95%		1.34%
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84	0.95%		N/A
Boston Partners Emerging Markets Fund
Institutional
Actual	$1,000.00	$1,082.90	$ 5.25	1.00%		8.29%
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09	1.00%		N/A
Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$1,030.30	$10.39	2.03	%(1)	3.03%
Hypothetical (5% return before expenses)	1,000.00	1,014.97	10.31	2.03	%(1)	N/A
Investor
Actual	$1,000.00	$1,028.90	$11.66	2.28	%(1)	2.89%
Hypothetical (5% return before expenses)	1,000.00	1,013.71	11.57	2.28	%(1)	N/A
Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$1,021.70	$10.04	1.97	%(1)	2.17%
Hypothetical (5% return before expenses)	1,000.00	1,015.27	10.01	1.97	%(1)	N/A
Investor
Actual	$1,000.00	$1,020.20	$11.30	2.22	%(1)	2.02%
Hypothetical (5% return before expenses)	1,000.00	1,014.01	11.27	2.22	%(1)	N/A
Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$1,031.50	$12.19	2.38	%(1)	3.15%
Hypothetical (5% return before expenses)	1,000.00	1,013.21	12.08	2.38	%(1)	N/A
Investor
Actual	$1,000.00	$1,030.60	$13.46	2.63	%(1)	3.06%
Hypothetical (5% return before expenses)	1,000.00	1,011.95	13.34	2.63	%(1)	N/A
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional
Actual	$1,000.00	$1,069.50	$ 7.30	1.40	%(1)	6.95%
Hypothetical (5% return before expenses)	1,000.00	1,018.15	7.12	1.40	%(1)	N/A

*	Expenses are equal to each Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
(1)	These amounts include dividends paid on securities which the Funds have sold short (“short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 0.07% of average net assets for the six-month period ended August 31, 2023 for both the Institutional Class and Investor Class of the Boston Partners Long/Short Equity Fund, 0.57% of average net assets for the Institutional Class and Investor Class of the Boston Partners Long/Short Research Fund, 0.58% of average net assets of the Institutional Class and Investor Class of the Boston Partners Global Long/Short Fund and 0.00% of average net assets for the Institutional Class of the Boston Partners Emerging Markets Dynamic Equity Fund.

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BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023 (unaudited)
Portfolio Holdings Summary Tables

The Boston Partners All-Cap Value Fund, Boston Partners Small Cap Value Fund II, WPG Partners Select Small Cap Value Fund, WPG Partners Small Cap Value Diversified Fund, Boston Partners Long/Short Equity Fund, and Boston Partners Long/Short Research Fund use the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Portfolio of Investments.

BOSTON PARTNERS
ALL-CAP VALUE FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Health Care	22.3%	$310,316,642
Financials	20.6	286,785,881
Industrials	15.2	212,181,756
Information Technology	15.0	208,519,052
Energy	7.8	108,540,455
Consumer Discretionary	7.5	103,810,508
Communication Services	4.9	68,499,753
Materials	2.1	29,868,769
Consumer Staples	1.8	25,412,430
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	5.4	75,334,610
SHORT-TERM INVESTMENTS	2.9	40,520,818
OPTIONS WRITTEN	(0.2)	(3,033,954)
LIABILITIES IN EXCESS OF OTHER ASSETS	(5.3)	(73,727,954)
NET ASSETS	100.0%	$1,393,028,766

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
SMALL CAP VALUE FUND II

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Industrials	26.0%	$154,522,726
Financials	25.8	153,435,665
Consumer Discretionary	12.6	75,002,067
Information Technology	11.1	65,841,187
Energy	9.7	57,806,931
Health Care	4.7	27,633,323
Communication Services	3.3	19,454,301
Materials	3.1	18,557,294
Consumer Staples	2.5	14,963,253
Real Estate	1.5	8,907,596
Utilities	0.5	2,876,107
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	13.9	82,843,864
SHORT-TERM INVESTMENTS	0.0	111
LIABILITIES IN EXCESS OF OTHER ASSETS	(14.7)	(87,170,892)
NET ASSETS	100.0%	$594,673,533

Portfolio holdings are subject to change at any time.

WPG PARTNERS
SELECT SMALL CAP VALUE FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Industrials	20.3%	$21,826,512
Financials	17.2	18,449,174
Health Care	14.9	15,937,103
Materials	10.6	11,341,267
Consumer Staples	7.5	8,079,164
Energy	5.9	6,370,086
Real Estate	5.9	6,311,389
Communication Services	5.2	5,584,216
Information Technology	4.8	5,173,783
Consumer Discretionary	1.4	1,524,547
SHORT-TERM INVESTMENTS	6.3	6,743,713
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(11,588)
NET ASSETS	100.0%	$107,329,366

Portfolio holdings are subject to change at any time.

WPG PARTNERS
SMALL CAP VALUE DIVERSIFIED FUND
(FORMERLY WPG PARTNERS SMALL/MICRO CAP VALUE FUND)

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Industrials	21.2%	$6,193,776
Financials	17.6	5,150,070
Materials	12.9	3,759,643
Energy	9.5	2,789,116
Health Care	7.0	2,055,311
Real Estate	6.7	1,958,114
Consumer Staples	6.0	1,760,740
Utilities	5.8	1,677,497
Consumer Discretionary	5.4	1,580,394
Information Technology	4.8	1,410,867
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	23.3	6,819,559
SHORT-TERM INVESTMENTS	3.6	1,058,513
LIABILITIES IN EXCESS OF OTHER ASSETS	(23.8)	(6,950,185)
NET ASSETS	100.0%	$29,263,415

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

34  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023 (unaudited)
Portfolio Holdings Summary Tables (continued)

BOSTON PARTNERS
GLOBAL SUSTAINABILITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Industrials	19.5%	$4,650,574
Financials	19.3	4,611,871
Health Care	14.0	3,342,503
Consumer Staples	11.4	2,720,724
Consumer Discretionary	9.4	2,250,599
Information Technology	9.3	2,222,850
Communication Services	7.0	1,684,778
Energy	4.9	1,161,280
Materials	1.4	329,773
Utilities	0.4	108,028
SHORT-TERM INVESTMENTS	2.9	695,679
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5	118,371
NET ASSETS	100.0%	$23,897,030

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
GLOBAL EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	22.8%	$48,323,512
Industrials	19.1	40,570,006
Health Care	11.0	23,374,224
Energy	10.0	21,278,144
Consumer Discretionary	9.4	19,878,004
Consumer Staples	8.7	18,476,239
Information Technology	7.8	16,470,011
Materials	3.9	8,276,910
Communication Services	3.3	7,051,251
Utilities	1.4	2,985,424
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	6.0	12,674,868
SHORT-TERM INVESTMENTS	2.4	5,108,517
LIABILITIES IN EXCESS OF OTHER ASSETS	(5.8)	(12,303,301)
NET ASSETS	100.0%	$212,163,809

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
EMERGING MARKETS FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	23.0%	$5,380,924
Information Technology	19.9	4,648,733
Industrials	17.7	4,132,936
Consumer Discretionary	17.1	3,984,086
Consumer Staples	5.0	1,178,737
Health Care	4.4	1,031,144
Communication Services	2.7	626,470
Materials	1.4	328,473
Utilities	1.3	306,799
Real Estate	0.7	171,426
Energy	0.3	66,693
PREFERRED STOCKS	1.8	412,718
SHORT-TERM INVESTMENTS	5.0	1,170,732
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.3)	(69,200)
NET ASSETS	100.0%	$23,370,671

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
LONG/SHORT EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Financials	17.6%	$11,956,865
Health Care	17.1	11,614,850
Information Technology	15.5	10,550,440
Industrials	12.5	8,511,056
Consumer Discretionary	9.5	6,443,131
Communication Services	6.6	4,508,834
Energy	6.4	4,380,411
Materials	4.1	2,809,156
Real Estate	2.5	1,712,015
Consumer Staples	2.1	1,474,359
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	14.8	10,049,570
SHORT-TERM INVESTMENTS	5.3	3,609,768

SHORT POSITIONS:
COMMON STOCK
Consumer Discretionary	(4.5)	(3,111,074)
Information Technology	(4.2)	(2,840,131)
Industrials	(2.6)	(1,765,385)
Consumer Staples	(1.4)	(940,213)
Communication Services	(1.3)	(867,611)
Health Care	(1.2)	(823,973)
Financials	(1.0)	(698,211)
Energy	(0.4)	(277,079)
Materials	(0.3)	(189,111)
OPTIONS WRITTEN	(0.3)	(204,357)
OTHER ASSETS IN EXCESS OF LIABILITIES	3.2	2,147,980
NET ASSETS	100.0%	$68,051,290

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  35

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023 (unaudited)
Portfolio Holdings Summary Tables (concluded)

BOSTON PARTNERS
LONG/SHORT RESEARCH FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Industrials	20.1%	$140,197,651
Financials	16.2	112,756,868
Health Care	12.0	83,847,496
Information Technology	11.8	81,986,234
Energy	9.7	67,414,286
Consumer Discretionary	9.6	66,669,845
Communication Services	6.1	42,246,188
Consumer Staples	5.5	38,251,068
Materials	2.0	14,269,287
Real Estate	1.9	13,332,975
Utilities	1.6	10,834,456
CORPORATE BONDS	0.1	759,687
WARRANTS	0.0	28,696
SHORT-TERM INVESTMENTS	1.4	9,560,973

SHORT POSITIONS:
COMMON STOCK
Industrials	(4.8)	(33,459,841)
Consumer Discretionary	(4.6)	(32,406,912)
Financials	(3.0)	(20,890,795)
Consumer Staples	(2.4)	(17,016,584)
Information Technology	(2.2)	(15,045,303)
Materials	(2.0)	(13,741,972)
Health Care	(1.9)	(12,978,644)
Communication Services	(1.8)	(12,512,719)
Real Estate	(1.7)	(11,755,181)
Energy	(1.5)	(10,623,579)
Utilities	(0.5)	(3,439,926)
OPTIONS WRITTEN	(0.1)	(528,716)
OTHER ASSETS IN EXCESS OF LIABILITIES	28.5	198,671,174
NET ASSETS	100.0%	$696,426,712

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

GLOBAL LONG/SHORT FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Financials	13.7%	$21,203,360
Information Technology	12.0	18,543,619
Consumer Discretionary	10.8	16,630,435
Health Care	8.1	12,508,470
Energy	6.8	10,541,659
Industrials	6.1	9,377,474
Materials	5.6	8,598,076
Consumer Staples	4.7	7,164,652
Communication Services	3.6	5,488,904
Utilities	0.2	368,316
CORPORATE BONDS	0.8	1,193,794
WARRANTS	0.0	45,093
SHORT-TERM INVESTMENTS	29.2	45,061,742

SHORT POSITIONS:
OPTIONS WRITTEN	(1.8)	(2,708,834)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	282,768
NET ASSETS	100.0%	$154,299,528

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
EMERGING MARKETS DYNAMIC EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Consumer Discretionary	14.1%	$8,716,083
Financials	12.7	7,829,405
Industrials	12.6	7,802,097
Information Technology	10.0	6,197,855
Consumer Staples	3.3	2,031,517
Health Care	2.7	1,647,984
Communication Services	1.6	1,016,198
Real Estate	0.6	402,932
Utilities	0.6	350,052
Materials	0.3	216,646
Energy	0.2	108,451
PREFERRED STOCKS	1.2	713,982
SHORT-TERM INVESTMENTS	35.5	21,945,968

SHORT POSITIONS:
COMMON STOCK
Industrials	(0.4)	(220,083)
Materials	(0.1)	(76,974)
OTHER ASSETS IN EXCESS OF LIABILITIES	5.1	3,142,615
NET ASSETS	100.0%	$61,824,728

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

36  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—97.2%
Communication Services—4.9%
Activision Blizzard, Inc.	93,304	$8,583,035
Alphabet, Inc., Class A*	205,072	27,924,654
Electronic Arts, Inc.	19,250	2,309,615
Interpublic Group of Cos., Inc., (The)(a)	209,552	6,833,491
Omnicom Group, Inc.(a)	71,729	5,810,766
Take-Two Interactive Software, Inc.*	92,564	13,162,601
TEGNA, Inc.	234,458	3,875,591
		68,499,753
Consumer Discretionary—7.5%
AutoZone, Inc.*	5,912	14,965,223
Booking Holdings, Inc.*	7,727	23,992,567
Harley-Davidson, Inc.	362,051	12,219,221
LKQ Corp.	113,379	5,955,799
NVR, Inc.*	2,599	16,574,681
Tempur Sealy International, Inc.(a)	336,225	15,708,432
Whirlpool Corp.(a)	43,381	6,071,605
Wyndham Hotels & Resorts, Inc.	110,399	8,322,980
		103,810,508
Consumer Staples—1.8%
Coca-Cola European Partners PLC	65,466	4,197,025
Kenvue, Inc.(a)	228,572	5,268,579
Keurig Dr Pepper, Inc.	177,250	5,964,463
Philip Morris International, Inc.	103,918	9,982,363
		25,412,430
Energy—7.8%
BP PLC - SP ADR	128,214	4,766,997
Canadian Natural Resources Ltd.(a)	122,618	7,932,158
Chord Energy Corp.	62,558	10,103,117
ConocoPhillips	63,465	7,554,239
Devon Energy Corp.	120,226	6,142,346
Diamondback Energy, Inc.	79,101	12,005,950
EOG Resources, Inc.	58,401	7,511,537
Halliburton Co.	260,333	10,054,061
Marathon Oil Corp.	410,526	10,817,360
Phillips 66	45,331	5,174,987
Pioneer Natural Resources Co.	28,566	6,796,708
Schlumberger Ltd.	237,920	14,027,763
Shell PLC - ADR	91,049	5,653,232
		108,540,455
Financials—20.6%
Aflac, Inc.(a)	183,835	13,708,576
Allstate Corp., (The)	54,378	5,862,492
American International Group, Inc.	344,221	20,143,813
Aon PLC, Class A	26,076	8,693,478
Bank of America Corp.	689,435	19,766,101
Charles Schwab Corp., (The)	111,074	6,570,027
Chubb Ltd.	73,155	14,694,645
Citigroup, Inc.	252,030	10,406,319
Discover Financial Services	68,071	6,131,155
Fidelity National Information Services, Inc.	88,024	4,917,021
FleetCor Technologies, Inc.*	87,285	23,717,953
Global Payments, Inc.	118,011	14,950,814
Globe Life, Inc.	79,331	8,850,960
Goldman Sachs Group, Inc., (The)	43,016	14,096,773
JPMorgan Chase & Co.	159,290	23,308,906
	NUMBER OF SHARES	VALUE
Financials—(continued)
Loews Corp.	193,672	$12,025,094
Markel Group, Inc.*	4,183	6,186,322
Renaissance Holdings Ltd.	78,131	14,680,034
Synchrony Financial	150,065	4,844,098
Travelers Cos., Inc., (The)	49,653	8,005,553
Visa, Inc., Class A(a)	82,077	20,164,677
Wells Fargo & Co.	249,353	10,295,785
White Mountains Insurance Group Ltd.	9,294	14,765,285
		286,785,881
Health Care—22.3%
AbbVie, Inc.	167,549	24,623,001
Amgen, Inc.	62,540	16,031,503
Avantor, Inc.*	535,732	11,598,598
Bristol-Myers Squibb Co.	518,776	31,982,540
Cencora, Inc.(a)	70,435	12,395,151
Centene Corp.*	187,712	11,572,445
Cigna Group, (The)	28,010	7,738,042
Elevance Health, Inc.	42,806	18,920,680
Humana, Inc.	30,841	14,237,131
Johnson & Johnson	209,303	33,840,109
McKesson Corp.	39,940	16,468,061
Medtronic PLC	212,284	17,301,146
Merck & Co., Inc.	183,503	19,998,157
Molina Healthcare, Inc.*	22,290	6,912,575
Pfizer, Inc.	466,458	16,503,284
Sanofi - ADR	448,193	23,834,904
UnitedHealth Group, Inc.	41,336	19,699,911
Zimmer Biomet Holdings, Inc.	55,905	6,659,404
		310,316,642
Industrials—15.2%
Acuity Brands, Inc.(a)	66,803	10,773,988
Advanced Drainage Systems, Inc.(a)	33,995	4,356,799
Allegion PLC	191,792	21,827,848
Allison Transmission Holdings, Inc.	121,218	7,327,628
AMETEK, Inc.	52,372	8,353,858
Boeing Co., (The)*	25,510	5,715,005
BWX Technologies, Inc.	109,582	8,082,768
Curtiss-Wright Corp.	31,338	6,517,991
EnerSys	43,045	4,518,864
Expeditors International of Washington, Inc.(a)	119,224	13,914,633
Howmet Aerospace, Inc.	286,208	14,158,710
Huron Consulting Group, Inc.*	89,544	8,949,923
Landstar System, Inc.	61,409	11,656,042
Leidos Holdings, Inc.	35,192	3,431,572
Masco Corp.	99,447	5,868,367
Middleby Corp., (The)*	66,077	9,620,150
Resideo Technologies, Inc.*	143,171	2,413,863
Robert Half, Inc.	126,602	9,363,484
Science Applications International Corp.	98,748	11,618,690
Sensata Technologies Holding PLC	95,244	3,583,079
SS&C Technologies Holdings, Inc.	186,468	10,706,993
Textron, Inc.	119,254	9,267,228
United Parcel Service, Inc., Class B	44,690	7,570,486
Westinghouse Air Brake Technologies Corp.	111,836	12,583,787
		212,181,756

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  37

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Information Technology—15.0%
Advanced Micro Devices, Inc.*#	139,300	$14,726,796
Analog Devices, Inc.	80,087	14,558,215
Applied Materials, Inc.	49,593	7,575,827
Arrow Electronics, Inc.*	55,695	7,431,384
Belden, Inc.	46,857	4,399,872
CDW Corp.	37,613	7,941,985
Check Point Software Technologies Ltd.*	123,938	16,680,815
Cisco Systems, Inc.	359,933	20,642,158
Cognizant Technology Solutions Corp., Class A	212,859	15,242,833
Flex Ltd.*	356,312	9,830,648
Gen Digital, Inc.	146,838	2,973,469
Hewlett Packard Enterprise Co.	257,470	4,374,415
Jabil, Inc.	150,561	17,227,190
KLA Corp.	14,348	7,200,831
Lam Research Corp.	10,965	7,701,816
Microchip Technology, Inc.	193,582	15,842,751
Oracle Corp.	119,258	14,357,471
QUALCOMM, Inc.	124,577	14,267,804
TE Connectivity Ltd.	41,867	5,542,772
		208,519,052
Materials—2.1%
Corteva, Inc.	159,203	8,041,344
CRH PLC - SP ADR	245,890	14,155,887
FMC Corp.	88,966	7,671,538
		29,868,769
TOTAL COMMON STOCKS (Cost $837,688,308)		1,353,935,246
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—5.4%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%(b)	75,334,610	75,334,610
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $75,334,610)		75,334,610
SHORT-TERM INVESTMENTS—2.9%
Tri-State Deposit, 5.45%(b)	36,800,988	36,800,988
U.S. Bank Money Market Deposit Account, 5.20%(b)	3,719,830	3,719,830
TOTAL SHORT-TERM INVESTMENTS (Cost $40,520,818)		40,520,818
TOTAL INVESTMENTS—105.5% (Cost $953,543,736)		1,469,790,674
NUMBER OF CONTRACTS		NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN††—(0.2%)
Call Options Written—(0.2%)
Advanced Micro Devices, Inc.
Expiration: 01/19/2024,
Exercise Price: 90.00	(1,393)	(14,726,796)	$(3,033,954)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(3,765,208))			(3,033,954)
TOTAL OPTIONS WRITTEN (Premiums received $(3,765,208))			(3,033,954)
LIABILITIES IN EXCESS OF OTHER ASSETS—(5.3)%			(73,727,954)
NET ASSETS—100.0%			$1,393,028,766

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
LLC	Limited Liability Company
*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $73,488,319.
(b)	The rate shown is as of August 31, 2023.
#	Security segregated as collateral for options written.
††	Primary risk exposure is equity contracts.

The above industry classifications are based upon the The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

38  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$68,499,753	$68,499,753	$—	$—	$—
Consumer Discretionary	103,810,508	103,810,508	—	—	—
Consumer Staples	25,412,430	25,412,430	—	—	—
Energy	108,540,455	108,540,455	—	—	—
Financials	286,785,881	286,785,881	—	—	—
Health Care	310,316,642	310,316,642	—	—	—
Industrials	212,181,756	212,181,756	—	—	—
Information Technology	208,519,052	208,519,052	—	—	—
Materials	29,868,769	29,868,769	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	75,334,610	—	—	—	75,334,610
Short-Term Investments	40,520,818	3,719,830	36,800,988	—	—
Total Assets	$1,469,790,674	$1,357,655,076	$36,800,988	$—	$75,334,610

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Options Written
Equity Contracts	$(3,033,954)	$(3,033,954)	$—	$—	$—
Total Liabilities	$(3,033,954)	$(3,033,954)	$—	$—	$—

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  39

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—100.8%
Communication Services—3.3%
Cars.com, Inc.*	84,908	$1,586,931
Entravision Communications Corp., Class A	511,276	1,958,187
Nexstar Media Group, Inc., Class A(a)	38,351	6,243,543
TEGNA, Inc.	396,755	6,558,360
Vivid Seats, Inc., Class A*(a)	428,000	3,107,280
		19,454,301
Consumer Discretionary—12.6%
Beazer Homes USA, Inc.*	146,367	4,290,017
Bloomin’ Brands, Inc.(a)	109,851	3,082,419
Bowlero Corp.*(a)	368,188	4,050,068
Buckle, Inc. (The)(a)	83,572	3,053,721
Caleres, Inc.(a)	146,280	4,193,847
Carriage Services, Inc.(a)	135,906	4,188,623
Dave & Buster’s Entertainment, Inc.*(a)	74,862	2,939,831
Foot Locker, Inc.(a)	61,816	1,212,830
International Game Technology PLC	136,894	4,383,346
J Jill, Inc.*	96,697	2,428,061
Laureate Education, Inc.	534,344	7,443,412
LCI Industries(a)	45,786	5,736,070
Standard Motor Products, Inc.	46,599	1,725,561
Steven Madden Ltd.(a)	171,310	5,910,195
Stride, Inc.*	94,630	4,020,829
Tempur Sealy International, Inc.	132,239	6,178,206
Topgolf Callaway Brands Corp.*(a)	311,157	5,426,578
Travel + Leisure Co.	67,202	2,701,520
Universal Technical Institute, Inc.*	255,575	2,036,933
		75,002,067
Consumer Staples—2.5%
Fresh Del Monte Produce, Inc.	127,175	3,249,321
Herbalife Ltd.*	167,583	2,517,097
Hostess Brands, Inc.*	125,093	3,562,649
Nature’s Sunshine Products, Inc.*	212,897	3,578,798
Vector Group Ltd.	191,913	2,055,388
		14,963,253
Energy—9.7%
Cactus, Inc., Class A	45,285	2,415,502
ChampionX Corp.	94,046	3,394,120
Delek US Holdings, Inc.	56,749	1,461,287
DMC Global, Inc.*	99,210	2,383,024
Enerplus Corp.	175,573	3,004,054
Expro Group Holdings NV*	149,075	3,504,753
Kosmos Energy Ltd.*	729,480	5,310,614
National Energy Services Reunited Corp.*	539,402	2,454,279
NexTier Oilfield Solutions, Inc.*(a)	202,550	2,149,055
Noble Corp., PLC(a)	62,947	3,319,825
Par Pacific Holdings, Inc.*	127,933	4,394,498
Peabody Energy Corp.(a)	103,883	2,241,795
ProPetro Holding Corp.*(a)	285,656	2,753,724
Select Water Solutions, Inc.	293,213	2,360,365
US Silica Holdings, Inc.*	249,287	3,073,709
Viper Energy Partners LP	215,517	5,995,683
Weatherford International PLC*	50,530	4,472,916
World Kinect Corp.	142,362	3,117,728
		57,806,931
	NUMBER OF SHARES	VALUE
Financials—25.8%
AllianceBernstein Holding LP	52,022	$1,611,121
Ameris Bancorp	50,068	2,040,271
AMERISAFE, Inc.	41,009	2,124,266
Assured Guaranty Ltd.	70,645	4,156,752
Avantax, Inc.*	71,178	1,489,044
Axis Capital Holdings Ltd.	115,971	6,362,169
Bar Harbor Bankshares	79,433	1,973,116
Berkshire Hills Bancorp, Inc.	74,178	1,550,320
BGC Group, Inc., Class A	870,647	4,300,996
Byline Bancorp, Inc.	85,318	1,807,035
Cass Information Systems, Inc.	60,031	2,301,589
Diamond Hill Investment Group, Inc.	15,724	2,653,582
Dime Community Bancshares, Inc.	92,220	1,965,208
Employers Holdings, Inc.	47,797	1,875,076
Essent Group Ltd.	67,405	3,385,079
Evercore, Inc., Class A	48,977	6,859,229
EZCORP, Inc., Class A*(a)	275,643	2,318,158
Federal Agricultural Mortgage Corp., Class C(a)	63,879	10,752,113
First Merchants Corp.	86,881	2,592,529
First Mid Bancshares, Inc.	43,670	1,221,450
FirstCash Holdings, Inc.	49,385	4,411,068
Hancock Whitney Corp.	52,155	2,151,394
Heritage Commerce Corp.(a)	182,713	1,584,122
Heritage Financial Corp.	55,912	962,805
Hope Bancorp, Inc.	263,389	2,546,972
Luther Burbank Corp.	142,072	1,291,434
Merchants Bancorp(a)	92,094	2,686,382
Nelnet, Inc., Class A	24,459	2,246,559
OceanFirst Financial Corp.	246,801	4,163,533
Old National Bancorp(a)	243,196	3,711,171
Peapack-Gladstone Financial Corp.	136,013	3,709,074
PRA Group, Inc.*	74,724	1,455,624
Preferred Bank	86,981	5,402,390
Primis Financial Corp.	139,092	1,235,137
RBB Bancorp	112,655	1,535,488
Redwood Trust, Inc.(a)	323,199	2,588,824
S&T Bancorp, Inc.	77,728	2,202,034
Silvercrest Asset Management Group, Inc., Class A	297,335	5,729,645
SLM Corp.	659,313	9,388,617
SouthState Corp.(a)	28,697	2,074,793
Stewart Information Services Corp.	77,949	3,610,598
StoneX Group, Inc.*	39,783	3,734,828
Univest Financial Corp.	87,166	1,568,116
Voya Financial, Inc.(a)	42,816	2,983,419
Walker & Dunlop, Inc.	30,172	2,574,878
Western Alliance Bancorp	75,254	3,763,453
White Mountains Insurance Group Ltd.	3,611	5,736,760
Wintrust Financial Corp.	65,036	5,047,444
		153,435,665
Health Care—4.7%
Amedisys, Inc.*	21,095	1,977,656
AMN Healthcare Services, Inc.*(a)	33,182	2,932,625
Biote Corp., Class A*	640,740	3,165,256
Fortrea Holdings, Inc.*(a)	67,145	1,849,845
Haemonetics Corp.*	82,046	7,361,988
Inmode Ltd.*	67,105	2,623,134
Lantheus Holdings, Inc.*	44,457	3,042,637
PetIQ, Inc.*	153,038	2,919,965
Quipt Home Medical Corp.*	297,837	1,760,217
		27,633,323

The accompanying notes are an integral part of the financial statements.

40  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Industrials—26.0%
ABM Industries, Inc.	101,955	$4,630,796
Acuity Brands, Inc.	15,126	2,439,521
Alight, Inc., Class A*	294,854	2,252,685
Allison Transmission Holdings, Inc.	78,483	4,744,297
ASGN, Inc.*	27,231	2,237,299
Atkore, Inc.*(a)	34,034	5,240,215
Beacon Roofing Supply, Inc.*	37,470	2,991,979
Brink’s Co., (The)	118,971	9,019,192
CBIZ, Inc.*	111,388	6,249,981
Civeo Corp.*	70,022	1,268,799
CoreCivic, Inc.*	277,720	2,988,267
CRA International, Inc.	60,217	6,541,373
Curtiss-Wright Corp.	45,735	9,512,423
Daseke, Inc.*	353,769	1,874,976
DXP Enterprises, Inc.*	78,030	2,775,527
EnerSys	33,890	3,557,772
Granite Construction, Inc.(a)	81,642	3,370,998
Heidrick & Struggles International, Inc.	90,619	2,400,497
Hub Group, Inc., Class A*	56,261	4,390,608
Huron Consulting Group, Inc.*	43,288	4,326,636
IBEX Holdings Ltd.*	221,259	4,327,826
ICF International, Inc.	45,111	6,092,692
Janus International Group, Inc.*	345,878	3,960,303
Korn Ferry	57,346	2,923,499
Legalzoom.com, Inc.*(a)	277,887	3,170,691
Leonardo DRS, Inc.*(a)	215,288	3,685,731
Liquidity Services, Inc.*	93,957	1,714,715
LSI Industries, Inc.	216,205	3,405,229
Masonite International Corp.*	22,276	2,287,968
Matrix Service Co.*	354,174	2,943,186
Maximus, Inc.	20,956	1,693,664
NOW, Inc.*	163,350	1,824,619
Primoris Services Corp.	78,988	2,793,806
Science Applications International Corp.	64,179	7,551,301
Sterling Check Corp.*(a)	237,023	3,304,101
Terex Corp.	80,499	4,879,044
Universal Logistics Holdings, Inc.	63,869	1,732,127
V2X, Inc.*	75,097	3,778,130
Valmont Industries, Inc.	6,462	1,638,117
Viad Corp.*	136,585	3,877,648
Wabash National Corp.(a)	119,406	2,692,605
Werner Enterprises, Inc.(a)	34,412	1,431,883
		154,522,726
Information Technology—11.1%
AppLovin Corp., Class A*(a)	76,876	3,322,581
Avnet, Inc.	104,463	5,301,497
Bel Fuse, Inc., Class B	94,705	4,953,072
Belden, Inc.	102,887	9,661,089
Benchmark Electronics, Inc.	111,610	2,872,841
Clearfield, Inc.*(a)	52,798	1,855,850
CompoSecure, Inc.*(a)	365,867	2,297,645
Extreme Networks, Inc.*	174,094	4,778,880
Hackett Group, Inc., (The)	112,356	2,648,231
Insight Enterprises, Inc.*(a)	38,338	6,137,530
InterDigital, Inc.(a)	71,156	6,169,937
NCR Corp.*	136,342	4,193,880
OSI Systems, Inc.*	34,203	4,663,579
Photronics, Inc.*	98,560	2,341,786
Richardson Electronics Ltd.(a)	79,769	1,004,292
Ultra Clean Holdings, Inc.*(a)	103,484	3,638,497
		65,841,187
	NUMBER OF SHARES	VALUE
Materials—3.1%
Ashland, Inc.(a)	21,718	$1,881,430
Ecovyst, Inc.*	336,665	3,447,450
Ingevity Corp.*	64,824	3,493,365
Mativ Holdings, Inc.	26,078	427,679
Methanex Corp.	43,675	1,858,371
Myers Industries, Inc.	99,959	1,880,229
Orion SA	164,583	3,722,868
Piedmont Lithium, Inc.*(a)	41,240	1,845,902
		18,557,294
Real Estate—1.5%
BRT Apartments Corp.	119,624	2,230,988
Cousins Properties, Inc.	91,714	2,155,279
Kennedy-Wilson Holdings, Inc.(a)	123,841	1,977,741
Spirit Realty Capital, Inc.	65,879	2,543,588
		8,907,596
Utilities—0.5%
Portland General Electric Co.(a)	32,289	1,416,195
Pure Cycle Corp.*	132,840	1,459,912
		2,876,107
TOTAL COMMON STOCKS (Cost $461,474,700)		599,000,450
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—13.9%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%(b)	82,843,864	82,843,864
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $82,843,864)		82,843,864
SHORT-TERM INVESTMENTS—0.0%
U.S. Bank Money Market Deposit Account, 5.20%(b)	111	111
TOTAL SHORT-TERM INVESTMENTS (Cost $111)		111
TOTAL INVESTMENTS—114.7% (Cost $544,318,675)		681,844,425
LIABILITIES IN EXCESS OF OTHER ASSETS—(14.7)%		(87,170,892)
NET ASSETS—100.0%		$594,673,533

PLC	Public Limited Company
LP	Limited Partnership
LLC	Limited Liability Company
*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $81,151,238.
(b)	The rate shown is as of August 31, 2023.

The above industry classifications are based upon the The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  41

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$19,454,301	$19,454,301	$—	$—	$—
Consumer Discretionary	75,002,067	75,002,067	—	—	—
Consumer Staples	14,963,253	14,963,253	—	—	—
Energy	57,806,931	57,806,931	—	—	—
Financials	153,435,665	153,435,665	—	—	—
Health Care	27,633,323	27,633,323	—	—	—
Industrials	154,522,726	154,522,726	—	—	—
Information Technology	65,841,187	65,841,187	—	—	—
Materials	18,557,294	18,557,294	—	—	—
Real Estate	8,907,596	8,907,596	—	—	—
Utilities	2,876,107	2,876,107	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	82,843,864	—	—	—	82,843,864
Short-Term Investments	111	111	—	—	—
Total Assets	$681,844,425	$599,000,561	$—	$—	$82,843,864

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

42  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
WPG PARTNERS SELECT SMALL CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—93.7%
Communication Services—5.2%
Cars.com, Inc.*	72,439	$1,353,885
Ooma, Inc.*	107,279	1,511,561
Vimeo, Inc.*	683,108	2,718,770
		5,584,216
Consumer Discretionary—1.4%
Gildan Activewear, Inc.	51,125	1,524,547
Consumer Staples—7.5%
Adecoagro SA	232,441	2,668,423
TreeHouse Foods, Inc.*	116,310	5,410,741
		8,079,164
Energy—5.9%
Green Plains, Inc.*	63,670	1,976,317
Kosmos Energy Ltd.*	398,249	2,899,253
SM Energy Co.	35,323	1,494,516
		6,370,086
Financials—17.2%
Axis Capital Holdings Ltd.	38,845	2,131,037
EZCORP, Inc., Class A*	288,695	2,427,925
Federal Agricultural Mortgage Corp., Class C	9,254	1,557,633
Fidelis Insurance Holdings Ltd.*	117,310	1,682,225
Kemper Corp.	106,986	5,025,133
NMI Holdings, Inc., Class A*	74,806	2,140,948
Perella Weinberg Partners	220,663	2,323,581
Popular, Inc.	16,999	1,160,692
		18,449,174
Health Care—14.9%
Enovis Corp.*	83,678	4,689,315
Halozyme Therapeutics, Inc.*	43,803	1,864,256
Innoviva, Inc.*	183,160	2,335,290
Pacira BioSciences, Inc.*	57,330	2,023,749
Pennant Group, Inc., (The)*	134,752	1,614,329
Sight Sciences, Inc.*	198,859	1,304,515
Syneos Health, Inc.*	49,278	2,105,649
		15,937,103
Industrials—20.3%
Air Lease Corp.	74,137	3,021,824
Arcosa, Inc.	55,384	4,332,136
Clarivate PLC*	310,524	2,307,193
Hillman Solutions Corp.*	148,708	1,345,807
ICF International, Inc.	14,391	1,943,648
Janus International Group, Inc.*	97,617	1,117,715
KBR, Inc.	19,453	1,196,749
Knight-Swift Transportation Holdings, Inc.	23,689	1,298,631
Leonardo DRS, Inc.*	120,798	2,068,062
Manitowoc Co., Inc., (The)*	69,727	1,179,781
V2X, Inc.*	40,051	2,014,966
		21,826,512
Information Technology—4.8%
LiveRamp Holdings, Inc.*	83,730	2,707,828
NetScout Systems, Inc.*	38,376	1,098,705
ON24, Inc.	61,842	424,236
SmartRent, Inc.*	277,357	943,014
		5,173,783
	NUMBER OF SHARES	VALUE
Materials—10.6%
Axalta Coating Systems Ltd.*	72,128	$2,041,223
Ecovyst, Inc.*	229,822	2,353,377
ERO Copper Corp.*	76,753	1,587,252
Tronox Holdings PLC	392,919	5,359,415
		11,341,267
Real Estate—5.9%
Equity Commonwealth	189,264	3,601,694
Getty Realty Corp.	90,263	2,709,695
		6,311,389
TOTAL COMMON STOCKS (Cost $93,737,052)		100,597,241
SHORT-TERM INVESTMENTS—6.3%
Tri-State Deposit, 5.45%(a)	6,341,139	6,341,139
U.S. Bank Money Market Deposit Account, 5.20%(a)	402,574	402,574
TOTAL SHORT-TERM INVESTMENTS (Cost $6,743,713)		6,743,713
TOTAL INVESTMENTS—100.0% (Cost $100,480,765)		107,340,954
LIABILITIES IN EXCESS OF OTHER ASSETS—0.0%		(11,588)
NET ASSETS—100.0%		$107,329,366

PLC	Public Limited Company
*	Non-income producing.
(a)	The rate shown is as of August 31, 2023.

The above industry classifications are based upon the The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  43

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
WPG PARTNERS SELECT SMALL CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Communication Services	$5,584,216	$5,584,216	$—	$—
Consumer Discretionary	1,524,547	1,524,547	—	—
Consumer Staples	8,079,164	8,079,164	—	—
Energy	6,370,086	6,370,086	—	—
Financials	18,449,174	18,449,174	—	—
Health Care	15,937,103	15,937,103	—	—
Industrials	21,826,512	21,826,512	—	—
Information Technology	5,173,783	5,173,783	—	—
Materials	11,341,267	11,341,267	—	—
Real Estate	6,311,389	6,311,389	—	—
Short-Term Investments	6,743,713	402,574	6,341,139	—
Total Assets	$107,340,954	$100,999,815	$6,341,139	$—

The accompanying notes are an integral part of the financial statements.

44  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
WPG PARTNERS SMALL CAP VALUE DIVERSIFIED FUND (FORMERLY WPG PARTNERS SMALL/MICRO CAP VALUE FUND)	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—96.9%
Consumer Discretionary—5.4%
ADT, Inc.(a)	13,998	$89,867
Frontdoor, Inc.*	7,042	231,118
Gildan Activewear, Inc.(a)	9,903	295,308
Petco Health & Wellness Co., Inc.*(a)	13,029	66,318
Stride, Inc.*	8,511	361,632
Target Hospitality Corp.*	5,523	87,816
Upbound Group, Inc.(a)	4,419	135,310
Valvoline, Inc.(a)	9,089	313,025
		1,580,394
Consumer Staples—6.0%
Dole PLC	13,553	161,552
Nomad Foods Ltd.*	20,775	381,014
Sovos Brands, Inc.*(a)	22,095	494,928
TreeHouse Foods, Inc.*	15,547	723,246
		1,760,740
Energy—9.5%
Chord Energy Corp.	995	160,692
DHT Holdings, Inc.	35,704	330,262
Earthstone Energy, Inc., Class A*(a)	8,909	181,565
Green Plains, Inc.*(a)	10,876	337,591
Kodiak Gas Services, Inc.*	20,238	370,153
Kosmos Energy Ltd.*	59,590	433,815
Scorpio Tankers, Inc.(a)	8,976	453,378
SM Energy Co.(a)	10,357	438,205
Valaris Ltd.*	1,108	83,455
		2,789,116
Financials—17.6%
AGNC Investment Corp.(a)	14,803	146,698
Axis Capital Holdings Ltd.	5,284	289,880
Essent Group Ltd.	10,092	506,820
Fidelis Insurance Holdings Ltd.*	21,134	303,062
First American Financial Corp.(a)	4,932	304,206
First BanCorp	23,896	331,199
First Commonwealth Financial Corp.	25,679	335,624
FirstCash Holdings, Inc.	1,860	166,135
Glacier Bancorp, Inc.(a)	6,554	197,996
Hanover Insurance Group, Inc., (The)	2,367	252,606
Kemper Corp.	14,726	691,680
National Bank Holdings Corp., Class A	10,866	342,714
Pagseguro Digital Ltd., Class A*	19,117	171,671
Piper Sandler Cos.	1,100	163,878
Popular, Inc.	5,264	359,426
Synovus Financial Corp.(a)	4,409	136,503
Triumph Financial, Inc.*	2,900	186,267
Webster Financial Corp.(a)	6,218	263,705
		5,150,070
Health Care—7.0%
Enovis Corp.*	10,781	604,167
Envista Holdings Corp.*	3,545	113,511
Halozyme Therapeutics, Inc.*	6,906	293,919
Innoviva, Inc.*(a)	22,530	287,257
Pacira BioSciences, Inc.*	8,586	303,086
Syneos Health, Inc.*	7,401	316,245
Tenet Healthcare Corp.*	1,768	137,126
		2,055,311
	NUMBER OF SHARES	VALUE
Industrials—21.2%
ABM Industries, Inc.	4,838	$219,742
ACV Auctions, Inc., Class A*	8,146	136,934
Air Lease Corp.	10,205	415,956
Alaska Air Group, Inc.*	2,523	105,890
Allison Transmission Holdings, Inc.	2,802	169,381
Arcosa, Inc.	7,568	591,969
BrightView Holdings, Inc.*	9,888	81,873
Clarivate PLC*(a)	42,331	314,519
Driven Brands Holdings, Inc.*	11,297	170,020
Frontier Group Holdings, Inc.*(a)	33,837	212,496
Generac Holdings, Inc.*(a)	1,344	159,681
Healthcare Services Group, Inc.	11,247	129,903
Hillman Solutions Corp.*	34,775	314,714
ICF International, Inc.	2,551	344,538
Janus International Group, Inc.*	17,710	202,779
KBR, Inc.(a)	7,613	468,352
Kirby Corp.*	1,928	159,696
Knight-Swift Transportation Holdings, Inc., Class A(a)	4,827	264,616
Leonardo DRS, Inc.*(a)	21,173	362,482
Matthews International Corp., Class A	1,657	69,892
Moog, Inc., Class A	1,826	212,108
RXO, Inc.*	10,776	194,830
Star Bulk Carriers Corp.(a)	15,342	269,866
Stericycle, Inc.*	4,174	184,533
Sun Country Airlines Holdings, Inc.*	18,578	276,626
XPO, Inc.*(a)	2,149	160,380
		6,193,776
Information Technology—4.8%
Harmonic, Inc.*(a)	13,291	141,948
LiveRamp Holdings, Inc.*	15,213	491,988
Lumentum Holdings, Inc.*(a)	2,881	155,948
Mirion Technologies, Inc.*(a)	35,881	306,424
NetScout Systems, Inc.*	5,271	150,909
Rambus, Inc.*(a)	2,898	163,650
		1,410,867
Materials—12.9%
ATI, Inc.*(a)	4,108	186,216
Axalta Coating Systems Ltd.*	13,818	391,049
Capstone Copper Corp.*	45,525	211,924
Chemours Co., (The)	4,376	148,871
Commercial Metals Co.(a)	4,454	250,716
Constellium SE*	15,538	279,684
Ecovyst, Inc.*	37,783	386,898
ERO Copper Corp.*(a)	12,025	248,677
Perimeter Solutions SA*(a)	19,880	117,491
Piedmont Lithium, Inc.*(a)	7,027	314,529
Stelco Holdings, Inc.	4,752	136,103
Summit Materials, Inc., Class A*	6,605	247,093
Tronox Holdings PLC, Class A	46,525	634,601
Warrior Met Coal, Inc.	5,202	205,791
		3,759,643

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  45

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
WPG PARTNERS SMALL CAP VALUE DIVERSIFIED FUND (FORMERLY WPG PARTNERS SMALL/MICRO CAP VALUE FUND)	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Real Estate—6.7%
Brixmor Property Group, Inc.(a)	20,140	$442,677
DigitalBridge Group, Inc.	14,126	246,075
Equity Commonwealth	22,638	430,801
Getty Realty Corp.(a)	13,409	402,538
Spirit Realty Capital, Inc.	11,293	436,023
		1,958,114
Utilities—5.8%
ALLETE, Inc.(a)	4,488	246,391
Avista Corp.	7,876	262,192
Black Hills Corp.(a)	5,041	277,255
NorthWestern Corp.(a)	5,434	273,874
Portland General Electric Co.(a)	6,375	279,607
Southwest Gas Holdings, Inc.	2,418	149,747
Spire, Inc.(a)	3,226	188,431
		1,677,497
TOTAL COMMON STOCKS (Cost $24,703,525)		28,335,528
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—23.3%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%(b)	6,819,559	6,819,559
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $6,819,559)		6,819,559
	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—3.6%
Tri-State Deposit, 5.45%(b)	210,138	$210,138
U.S. Bank Money Market Deposit Account, 5.20%(b)	848,375	848,375
TOTAL SHORT-TERM INVESTMENTS (Cost $1,058,513)		1,058,513
TOTAL INVESTMENTS—123.8% (Cost $32,581,597)		36,213,600
LIABILITIES IN EXCESS OF OTHER ASSETS—(23.8)%		(6,950,185)
NET ASSETS—100.0%		$29,263,415

PLC	Public Limited Company
REIT	Real Estate Investment Trust
LLC	Limited Liability Company
*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $6,618,785.
(b)	The rate shown is as of August 31, 2023.

The above industry classifications are based upon the The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

46  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
WPG PARTNERS SMALL CAP VALUE DIVERSIFIED FUND (FORMERLY WPG PARTNERS SMALL/MICRO CAP VALUE FUND)	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Consumer Discretionary	$1,580,394	$1,580,394	$—	$—	$—
Consumer Staples	1,760,740	1,760,740	—	—	—
Energy	2,789,116	2,789,116	—	—	—
Financials	5,150,070	5,150,070	—	—	—
Health Care	2,055,311	2,055,311	—	—	—
Industrials	6,193,776	6,193,776	—	—	—
Information Technology	1,410,867	1,410,867	—	—	—
Materials	3,759,643	3,759,643	—	—	—
Real Estate	1,958,114	1,958,114	—	—	—
Utilities	1,677,497	1,677,497	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	6,819,559	—	—	—	6,819,559
Short-Term Investments	1,058,513	848,375	210,138	—	—
Total Assets	$36,213,600	$29,183,903	$210,138	$—	$6,819,559

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  47

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—96.6%
Austria—1.4%
ANDRITZ AG	4,234	$224,911
Verbund AG	1,320	108,028
		332,939
Belgium—0.9%
Azelis Group NV	9,818	217,692
Bermuda—1.4%
Everest Group Ltd.	937	337,957
Canada—1.0%
Celestica, Inc.*	10,279	239,604
Finland—2.0%
Metso Oyj	10,756	123,538
Nordea Bank Abp	33,221	363,945
		487,483
France—11.7%
Airbus Group SE	3,250	475,499
Alten SA	692	98,310
Capgemini SE	1,122	209,389
Cie de Saint-Gobain SA	6,004	390,574
Eiffage SA	1,625	160,604
Kering SA	364	194,642
Legrand SA	1,145	112,805
Rexel SA	18,935	443,970
Sanofi	1,909	203,316
SPIE SA	10,447	312,753
TotalEnergies SE	3,031	190,132
		2,791,994
Germany—5.8%
Brenntag SE	1,480	119,709
Commerzbank AG	32,046	352,105
Deutsche Telekom AG	11,478	245,670
Rheinmetall AG	1,523	413,686
Siemens AG	1,741	261,552
		1,392,722
Greece—1.4%
Hellenic Telecommunications Organization SA	21,750	325,038
Ireland—2.7%
ICON PLC*	1,601	416,164
Ryanair Holdings PLC - SP ADR*	2,295	227,779
		643,943
Japan—9.7%
Asahi Group Holdings Ltd.	10,300	400,725
Fuji Electric Co., Ltd.	1,300	61,257
Mitsubishi Heavy Industries Ltd.	7,600	430,404
Panasonic Holdings Corp.	17,300	199,124
Renesas Electronics Corp.*	16,500	274,885
Sony Group Corp.	2,200	183,024
Subaru Corp.	3,300	63,437
Sumitomo Mitsui Financial Group, Inc.	11,000	502,881
Takeda Pharmaceutical Co., Ltd.	6,200	191,611
		2,307,348
Netherlands—5.0%
Aalberts NV	2,859	118,762
ING Groep NV	33,869	479,891
Koninklijke Ahold Delhaize NV	15,031	491,665
Stellantis NV	5,053	93,668
		1,183,986
Singapore—1.1%
United Overseas Bank Ltd.	13,000	273,096
	NUMBER OF SHARES	VALUE
Spain—1.1%
Bankinter SA	41,361	$265,115
Sweden—0.4%
Svenska Handelsbanken AB, Class A	10,519	87,771
Switzerland—1.8%
STMicroelectronics NV	4,870	229,839
Swiss Re AG	1,053	102,254
UBS Group AG	3,411	90,346
		422,439
United Kingdom—11.6%
Coca-Cola European Partners PLC	3,772	241,823
Informa PLC	41,702	385,306
JD Sports Fashion PLC	179,175	328,876
Melrose Industries PLC	44,830	289,939
NatWest Group PLC	104,038	302,551
Nomad Foods Ltd.*	18,448	338,336
Reckitt Benckiser Group PLC	3,186	229,920
RS GROUP PLC	6,466	62,134
Shell PLC	6,425	196,446
Tesco PLC	52,534	176,740
WH Smith PLC	12,175	225,732
		2,777,803
United States—37.6%
AbbVie, Inc.	1,629	239,398
Advanced Micro Devices, Inc.*	1,718	181,627
Alphabet, Inc., Class A*	3,579	487,352
Amgen, Inc.	675	173,030
Applied Materials, Inc.	401	61,257
AutoZone, Inc.*	42	106,316
Axalta Coating Systems Ltd.*	3,026	85,636
Bank of America Corp.	6,096	174,772
Booking Holdings, Inc.*	102	316,713
BorgWarner, Inc.	5,781	235,576
Cencora, Inc.	1,568	275,937
Chubb Ltd.	1,578	316,973
Cigna Group, (The)	883	243,938
Cisco Systems, Inc.	4,204	241,099
Corteva, Inc.	3,495	176,532
Dell Technologies, Inc., Class C	5,123	288,118
Discover Financial Services	3,160	284,621
Elevance Health, Inc.	604	266,974
Expedia Group, Inc.*	2,800	303,492
FMC Corp.	784	67,604
Halliburton Co.	10,150	391,993
Henry Schein, Inc.*	2,328	178,185
Humana, Inc.	394	181,882
Huntington Bancshares, Inc.	11,553	128,123
Interpublic Group of Cos., Inc., (The)	7,403	241,412
Johnson & Johnson	2,144	346,642
JPMorgan Chase & Co.	3,755	549,469
Keurig Dr Pepper, Inc.	12,665	426,177
Microchip Technology, Inc.	3,463	283,412
Schlumberger Ltd.	6,491	382,709
TE Connectivity Ltd.	871	115,312
United Rentals, Inc.	426	203,006
UnitedHealth Group, Inc.	461	219,703
US Foods Holding Corp.*	10,273	415,337
Zimmer Biomet Holdings, Inc.	3,406	405,723
		8,996,050
TOTAL COMMON STOCKS (Cost $20,999,381)		23,082,980

The accompanying notes are an integral part of the financial statements.

48  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—2.9%
Tri-State Deposit, 5.45%(a)	586,238	$586,238
U.S. Bank Money Market Deposit Account, 5.20%(a)	109,441	109,441
TOTAL SHORT-TERM INVESTMENTS (Cost $695,679)		695,679
TOTAL INVESTMENTS—99.5% (Cost $21,695,060)		23,778,659
OTHER ASSETS IN EXCESS OF LIABILITIES—0.5%		118,371
NET ASSETS—100.0%		$23,897,030

PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
*	Non-income producing.
(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  49

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Austria	$332,939	$—	$332,939	$—
Belgium	217,692	—	217,692	—
Bermuda	337,957	337,957	—	—
Canada	239,604	239,604	—	—
Finland	487,483	—	487,483	—
France	2,791,994	—	2,791,994	—
Germany	1,392,722	—	1,392,722	—
Greece	325,038	—	325,038	—
Ireland	643,943	643,943	—	—
Japan	2,307,348	—	2,307,348	—
Netherlands	1,183,986	—	1,183,986	—
Singapore	273,096	—	273,096	—
Spain	265,115	—	265,115	—
Sweden	87,771	—	87,771	—
Switzerland	422,439	—	422,439	—
United Kingdom	2,777,803	580,159	2,197,644	—
United States	8,996,050	8,996,050	—	—
Short-Term Investments	695,679	109,441	586,238	—
Total Assets	$23,778,659	$10,907,154	$12,871,505	$—

The accompanying notes are an integral part of the financial statements.

50  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—97.4%
Bermuda—2.8%
Everest Group Ltd.	8,259	$2,978,856
RenaissanceRe Holdings Ltd.	15,745	2,958,328
		5,937,184
Canada—1.7%
Cenovus Energy, Inc.	186,257	3,713,561
Denmark—0.4%
DSV A/S	4,194	796,439
Finland—1.1%
Nordea Bank Abp	220,214	2,412,502
France—10.9%
Airbus Group SE	20,687	3,026,659
Capgemini SE	14,468	2,700,041
Cie de Saint-Gobain SA	41,128	2,675,469
Eiffage SA	26,103	2,579,843
Kering SA	2,555	1,366,237
Rexel SA	136,250	3,194,663
Sanofi	28,971	3,085,531
TotalEnergies SE	71,065	4,457,836
		23,086,279
Germany—7.3%
Brenntag SE	26,571	2,149,176
Commerzbank AG	244,597	2,687,507
Daimler Truck Holding AG	25,925	912,215
Deutsche Telekom AG	113,889	2,437,630
Rheinmetall AG	12,854	3,491,473
Siemens AG	24,982	3,753,073
		15,431,074
Greece—0.4%
Hellenic Telecommunications Organization SA	59,731	892,636
Ireland—3.0%
CRH PLC	64,367	3,699,274
Ryanair Holdings PLC - SP ADR*	26,006	2,581,096
		6,280,370
Italy—0.5%
Enel SpA	152,707	1,025,402
Japan—7.6%
Asahi Group Holdings Ltd.	66,500	2,587,208
Fuji Electric Co., Ltd.	21,800	1,027,229
Hitachi Ltd.	14,900	990,287
Mitsubishi Heavy Industries Ltd.	46,800	2,650,384
Mitsubishi UFJ Financial Group, Inc.	220,500	1,759,078
Renesas Electronics Corp.*	91,500	1,524,360
Sony Group Corp.	31,800	2,645,522
Subaru Corp.	42,600	818,917
Sumitomo Mitsui Financial Group, Inc.	45,500	2,080,099
		16,083,084
Luxembourg—0.7%
Tenaris SA	99,123	1,582,980
Netherlands—5.6%
Aalberts NV	33,536	1,393,078
ING Groep NV	219,345	3,107,905
Koninklijke Ahold NV	90,720	2,967,455
Stellantis NV	244,428	4,530,984
		11,999,422
Singapore—1.1%
United Overseas Bank Ltd.	116,000	2,436,855
	NUMBER OF SHARES	VALUE
South Korea—0.4%
Samsung Electronics Co., Ltd.	14,955	$756,368
Spain—1.3%
Banco Bilbao Vizcaya Argentaria SA	178,958	1,411,960
Bankinter SA	201,475	1,291,410
		2,703,370
Sweden—1.4%
Loomis AB	32,214	853,984
Svenska Handelsbanken AB, Class A	244,462	2,039,805
		2,893,789
Switzerland—2.5%
Glencore PLC	553,303	2,946,450
STMicroelectronics NV	48,789	2,302,587
		5,249,037
United Kingdom—14.0%
BP PLC	434,193	2,683,005
Coca-Cola Europacific Partners PLC	41,391	2,653,577
Hikma Pharmaceuticals PLC	33,971	938,387
IMI PLC	103,618	1,966,418
Inchcape PLC	212,731	2,053,175
JD Sports Fashion PLC	1,310,576	2,405,563
NatWest Group PLC	694,640	2,020,072
Nomad Foods Ltd.*	88,382	1,620,926
Reckitt Benckiser Group PLC	39,696	2,864,693
Shell PLC	143,549	4,389,054
SSE PLC	95,382	1,960,021
Tesco PLC	871,839	2,933,116
WH Smith PLC	67,254	1,246,931
		29,734,938
United States—34.7%
AGCO Corp.	14,092	1,825,337
Amgen, Inc.	5,597	1,434,735
AutoZone, Inc.*(a)	233	589,800
Bank of America Corp.	47,605	1,364,835
BorgWarner, Inc.(a)	31,361	1,277,961
Bristol-Myers Squibb Co.	30,273	1,866,330
Centene Corp.*	15,347	946,142
Chubb Ltd.	16,430	3,300,294
Cigna Group, (The)	9,218	2,546,565
Cisco Systems, Inc.	64,790	3,715,706
Corteva, Inc.	16,327	824,677
Dell Technologies, Inc., Class C	24,526	1,379,342
Discover Financial Services	17,232	1,552,086
Elevance Health, Inc.	3,975	1,756,990
Expedia Group, Inc.*(a)	17,033	1,846,207
Fifth Third Bancorp	74,043	1,965,842
FleetCor Technologies, Inc.*	9,461	2,570,837
FMC Corp.	9,353	806,509
Gen Digital, Inc.	77,936	1,578,204
Global Payments, Inc.	10,907	1,381,808
Goldman Sachs Group, Inc., (The)	6,587	2,158,626
Halliburton Co.	61,384	2,370,650
HCA Healthcare, Inc.	3,512	973,878
Henry Schein, Inc.*	21,970	1,681,584
Humana, Inc.	3,504	1,617,551
Huntington Bancshares, Inc.(a)	173,301	1,921,908
Interpublic Group of Cos., Inc., (The)(a)	61,776	2,014,515
Johnson & Johnson	10,313	1,667,406
JPMorgan Chase & Co.	21,699	3,175,215
LKQ Corp.	18,546	974,221
McKesson Corp.	5,234	2,158,083

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  51

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Micron Technology, Inc.(a)	9,906	$692,826
Nexstar Media Group, Inc., Class A(a)	10,482	1,706,470
Oracle Corp.	6,745	812,031
Phinia, Inc.*	4,406	122,487
Pioneer Natural Resources Co.	3,304	786,121
Schlumberger Ltd.	21,963	1,294,938
Science Applications International Corp.	9,008	1,059,881
TE Connectivity Ltd.	7,618	1,008,547
Textron, Inc.(a)	26,843	2,085,969
United Rentals, Inc.	3,268	1,557,333
UnitedHealth Group, Inc.	2,341	1,115,674
US Foods Holding Corp.*(a)	70,474	2,849,264
Wells Fargo & Co.	42,327	1,747,682
Zimmer Biomet Holdings, Inc.	13,309	1,585,368
		73,668,435
TOTAL COMMON STOCKS (Cost $175,339,956)		206,683,725
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—6.0%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%(b)	12,674,868	12,674,868
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $12,674,868)		12,674,868
	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—2.4%
Tri-State Deposit, 5.45%(b)	3,840,615	$3,840,615
U.S. Bank Money Market Deposit Account, 5.20%(b)	1,267,902	1,267,902
TOTAL SHORT-TERM INVESTMENTS (Cost $5,108,517)		5,108,517
TOTAL INVESTMENTS—105.8% (Cost $193,123,341)		224,467,110
LIABILITIES IN EXCESS OF OTHER ASSETS—(5.8)%		(12,303,301)
NET ASSETS—100.0%		$212,163,809

PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
LLC	Limited Liability Company
*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $12,370,330.
(b)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of the financial statements.

52  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Bermuda	$5,937,184	$5,937,184	$—	$—	$—
Canada	3,713,561	3,713,561	—	—	—
Denmark	796,439	—	796,439	—	—
Finland	2,412,502	—	2,412,502	—	—
France	23,086,279	—	23,086,279	—	—
Germany	15,431,074	—	15,431,074	—	—
Greece	892,636	—	892,636	—	—
Ireland	6,280,370	2,581,096	3,699,274	—	—
Italy	1,025,402	—	1,025,402	—	—
Japan	16,083,084	—	16,083,084	—	—
Luxembourg	1,582,980	—	1,582,980	—	—
Netherlands	11,999,422	—	11,999,422	—	—
Singapore	2,436,855	—	2,436,855	—	—
South Korea	756,368	—	756,368	—	—
Spain	2,703,370	—	2,703,370	—	—
Sweden	2,893,789	—	2,893,789	—	—
Switzerland	5,249,037	—	5,249,037	—	—
United Kingdom	29,734,938	4,274,503	25,460,435	—	—
United States	73,668,435	73,668,435	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	12,674,868	—	—	—	12,674,868
Short-Term Investments	5,108,517	1,267,902	3,840,615	—	—
Total Assets	$224,467,110	$91,442,681	$120,349,561	$—	$12,674,868

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  53

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—93.5%
Austria—0.8%
Erste Group Bank AG	5,180	$184,791
Brazil—6.8%
Banco do Brasil SA	113,700	1,088,543
Cielo SA	58,600	44,257
Eletromidia SA*	57,276	187,140
Porto Seguro SA	17,200	90,723
Sendas Distribuidora S/A	19,200	44,937
TIM SA - ADR	4,614	67,641
TIM SA	19,400	56,726
		1,579,967
Cayman Islands—1.0%
StoneCo Ltd., Class A*	19,131	234,546
Chile—0.1%
Banco Santander Chile - SP ADR	1,447	27,681
China—20.9%
3SBio, Inc.	48,500	40,559
Alibaba Group Holding Ltd.*	5,600	64,995
Alibaba Group Holding Ltd. - SP ADR*	2,320	215,528
Anhui Heli Co., Ltd., Class A	44,700	122,288
BOE Technology Group Co., Ltd.,Class A	1,704,690	937,181
China Feihe Ltd.	106,000	63,729
China State Construction Engineering Corp., Ltd., Class A	57,400	44,318
COSCO SHIPPING Holdings Co., Ltd., Class H	263,500	270,215
JD.com, Inc., Class A	305	5,062
JD.com, Inc. - ADR	3,901	129,552
Midea Group Co., Ltd., Class A	45,700	354,311
Rianlon Corp., Class A	15,700	74,722
Sany Heavy Industry Co., Ltd., Class A	77,699	165,260
Tencent Holdings Ltd.	4,200	174,050
Trip.com Group Ltd. - ADR*	9,238	363,146
Tsingtao Brewery Co., Ltd., Class H	30,000	249,469
Vipshop Holdings Ltd. - ADR*	15,132	238,934
Weichai Power Co., Ltd., Class H	69,000	89,384
Weichai Power Co., Ltd., Class A	344,500	556,692
XCMG Construction Machinery Co., Ltd., Class A	259,000	215,044
Xiamen Xiangyu Co., Ltd., Class A	32,100	30,820
Yixintang Pharmaceutical Group Co., Ltd., Class A	61,000	189,969
YTO Express Group Co., Ltd., Class A	52,097	107,987
YTO Express Group Co., Ltd., Class A	19,800	41,042
Zhuzhou Kibing Group Co., Ltd., Class A	122,400	146,458
		4,890,715
Cyprus—0.0%
Fix Price Group PLC - GDR*†	5,934	0
Greece—1.1%
Hellenic Telecommunications Organization SA	4,753	71,030
JUMBO SA	5,689	175,936
		246,966
	NUMBER OF SHARES	VALUE
Hong Kong—0.6%
Orient Overseas International Ltd.	10,000	$134,113
Hungary—0.1%
Richter Gedeon Nyrt	1,253	31,446
India—12.6%
Apollo Tyres Ltd.	27,658	129,673
Bajaj Auto Ltd.	3,384	188,433
Bank of Baroda	325,678	735,409
Gravita India Ltd.*	7,859	74,182
IDFC First Bank Ltd.*	288,533	324,941
Indian Hotels Co., Ltd.	65,502	332,728
ITC Ltd.	42,906	227,760
Mahindra & Mahindra Ltd.	19,107	363,294
PB Fintech Ltd.*	16,578	154,955
Phoenix Mills Ltd., (The)	3,351	72,807
Power Grid Corp. of India Ltd.	94,219	278,093
Zydus Lifesciences Ltd.	9,620	72,651
		2,954,926
Indonesia—2.8%
Bank Central Asia Tbk PT	555,000	334,113
Bank Mandiri Persero Tbk PT	640,100	253,120
Bank Negara Indonesia Persero Tbk PT	97,200	58,534
		645,767
Israel—3.6%
Inmode Ltd.*	8,550	334,220
Mizrahi Tefahot Bank Ltd.	4,353	143,128
Monday.com Ltd.*	1,031	182,941
Wix.com Ltd.*	1,890	186,675
		846,964
Japan—0.8%
Suzuki Motor Corp.	4,800	188,604
Mexico—3.1%
Arca Continental SAB de CV	14,100	137,688
Cemex SAB de CV - SP ADR*	7,191	57,312
Coca-Cola Femsa SAB de CV - SP ADR	748	63,386
Gruma SAB de CV, Class B	4,750	79,012
Grupo Comercial Chedraui SA de CV	8,400	47,083
Grupo Financiero Banorte SAB de CV, Class O	39,900	338,684
		723,165
Peru—0.2%
Credicorp Ltd.	336	47,521
Russia—–%
HeadHunter Group PLC - ADR*†	3,106	0
Magnit PJSC†	2,995	0
Sberbank of Russia PJSC -SP ADR*†	9,522	0
		0
Singapore—4.5%
DBS Group Holdings Ltd.	14,856	365,660
Singapore Airlines Ltd.	52,300	265,744
United Overseas Bank Ltd.	20,000	420,147
		1,051,551

The accompanying notes are an integral part of the financial statements.

54  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
South Africa—1.1%
Aspen Pharmacare Holdings Ltd.	16,456	$150,052
Life Healthcare Group Holdings Ltd.	28,783	32,723
Thungela Resources Ltd.	5,047	40,087
Thungela Resources Ltd.	3,370	26,605
		249,467
South Korea—18.2%
Classys, Inc.	2,851	83,462
Daewoo Engineering & Construction Co., Ltd.*	23,221	80,704
Doosan Bobcat, Inc.	5,289	214,922
Hana Financial Group, Inc.	4,054	121,144
Hankook Tire & Technology Co., Ltd.	2,708	79,266
Hanon Systems	16,855	116,050
Hanwha Systems Co., Ltd.	14,053	142,589
HD Hyundai Infracore Co., Ltd.	41,387	328,942
HK inno N Corp.	2,227	62,267
HL Mando Co., Ltd.	4,439	140,526
Hyundai Engineering & Construction Co., Ltd.	10,868	291,501
Hyundai Mobis Co., Ltd.	2,298	401,196
Hyundai Steel Co.	4,471	122,257
Hyundai Wia Corp.	2,484	108,096
JYP Entertainment Corp.	824	69,883
LIG Nex1 Co., Ltd.	1,428	91,453
Orion Corp.	822	75,704
Samsung Electronics Co., Ltd.	13,347	675,041
Samsung Electronics Co., Ltd. - GDR	81	102,305
SK Hynix, Inc.	10,333	950,121
		4,257,429
Taiwan—9.0%
Accton Technology Corp.	50,000	745,717
AUO Corp.	207,000	115,591
Evergreen Marine Corp Taiwan Ltd.	125,000	417,441
Hiwin Technologies Corp.	26,000	166,947
Innolux Corp.	727,000	329,317
Nanya Technology Corp.	91,000	189,614
Yang Ming Marine Transport Corp.	108,000	143,051
		2,107,678
Thailand—2.0%
AP Thailand PCL - NVDR	139,100	50,428
Bangkok Bank PCL	48,800	236,087
Bumrungrad Hospital PCL	18,900	139,790
Kiatnakin Phatra Bank PCL*	1,083	100
Kiatnakin Phatra Bank PCL*	1,083	35
Supalai PCL - NVDR	77,800	48,190
		474,630
United Arab Emirates—0.8%
Abu Dhabi Islamic Bank PJSC	62,323	176,805
United Kingdom—0.6%
Hikma Pharmaceuticals PLC	3,040	83,974
Wizz Air Holdings PLC*	2,318	66,023
		149,997
	NUMBER OF SHARES	VALUE
United States—1.9%
AES Corp., (The)	1,601	$28,706
Micron Technology, Inc.	3,349	234,229
Samsonite International SA*	54,300	181,773
		444,708
Uruguay—0.9%
Arcos Dorados Holdings, Inc., Class A	20,971	206,984
TOTAL COMMON STOCKS (Cost $20,413,561)		21,856,421
PREFERRED STOCKS—1.8%
Brazil—0.2%
Itau Unibanco Holding SA - SP ADR 4.316%	6,796	37,378
South Korea—1.6%
Samsung Electronics Co., Ltd. 2.661%	9,195	375,340
TOTAL PREFERRED STOCKS (Cost $434,989)		412,718
SHORT-TERM INVESTMENTS—5.0%
Tri-State Deposit, 5.45%(a)	976,495	976,495
U.S. Bank Money Market Deposit Account, 5.20%(a)	194,237	194,237
TOTAL SHORT-TERM INVESTMENTS (Cost $1,170,732)		1,170,732
TOTAL INVESTMENTS—100.3% (Cost $22,019,282)		23,439,871
LIABILITIES IN EXCESS OF OTHER ASSETS—(0.3)%		(69,200)
NET ASSETS—100.0%		$23,370,671

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
*	Non-income producing.
(a)	The rate shown is as of August 31, 2023.
†	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by the Adviser, as valuation designee, under the oversight of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2023, these securities amounted to $0 or 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  55

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2023, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
China
DaShenLin Pharmaceutical Group Co., Ltd.	Goldman Sachs	05/29/2026	5.33%	Termination	81,120	$295,874	$(25,428)
Proya Cosmetics Co., Ltd., Class A	Goldman Sachs	05/29/2026	5.33	Termination	13,140	201,420	4,159
						497,294	(21,269)
Portugal
Jeronimo Martins	Goldman Sachs	12/08/2025	3.65	Termination	18,619	474,455	61,730
Russia
Detsky Mir PJSC	Goldman Sachs	09/18/2025	5.33	Monthly	117,900	—	(181,961)
Taiwan
Elan Microelectronics Corp.	Goldman Sachs	07/13/2026	5.33	Termination	17,000	64,057	5,640
Total Long						1,035,806	(135,860)
Net unrealized gain/(loss) on Contracts For Difference							$(135,860)

The accompanying notes are an integral part of the financial statements.

56  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Austria	$184,791	$—	$184,791	$—
Brazil	1,579,967	1,579,967	—	—
Cayman Islands	234,546	234,546	—	—
Chile	27,681	27,681	—	—
China	4,890,715	947,160	3,943,555	—
Cyprus	—	—	—	—	*
Greece	246,966	175,936	71,030	—
Hong Kong	134,113	—	134,113	—
Hungary	31,446	31,446	—	—
India	2,954,926	—	2,954,926	—
Indonesia	645,767	—	645,767	—
Israel	846,964	703,836	143,128	—
Japan	188,604	—	188,604	—
Mexico	723,165	723,165	—	—
Peru	47,521	47,521	—	—
Russia	—	—	—	—	*
Singapore	1,051,551	—	1,051,551	—
South Africa	249,467	249,467	—	—
South Korea	4,257,429	—	4,257,429	—
Taiwan	2,107,678	329,317	1,778,361	—
Thailand	474,630	139,925	334,705	—
United Arab Emirates	176,805	176,805	—	—
United Kingdom	149,997	—	149,997	—
United States	444,708	262,935	181,773	—
Uruguay	206,984	206,984	—	—
Preferred Stock
Brazil	37,378	37,378	—	—
South Korea	375,340	—	375,340	—
Short-Term Investments	1,170,732	194,237	976,495	—
Contracts For Difference
Equity Contracts	71,529	71,529	—	—
Total Assets	$23,511,400	$6,139,835	$17,371,565	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Contracts For Difference
Equity Contracts	$(207,389)	$(25,428)	$—	$(181,961)
Total Liabilities	$(207,389)	$(25,428)	$—	$(181,961)

*	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  57

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—114.0%
COMMON STOCKS—93.9%
Communication Services—6.6%
Alphabet, Inc., Class A*†	8,379	$1,140,968
Baidu, Inc., Class A*	54,048	965,256
Entravision Communications Corp., Class A†	165,225	632,812
Nexstar Media Group, Inc., Class A(a)	6,806	1,108,017
TEGNA, Inc.(a)	24,039	397,365
Vivid Seats, Inc., Class A*(a)	36,421	264,416
		4,508,834
Consumer Discretionary—9.5%
Alibaba Group Holding Ltd.*	27,504	319,215
Arcos Dorados Holdings, Inc., Class A	98,294	970,162
Bowlero Corp.*(a)	22,805	250,855
Carriage Services, Inc.†	10,124	312,022
Cavco Industries, Inc.*(a)	1,825	510,124
GigaCloud Technology, Inc., Class A*	57,221	715,835
JD.com, Inc., Class A	22,086	366,806
Las Vegas Sands Corp.(a)	4,937	270,844
Monarch Casino & Resort, Inc.	4,816	324,598
Perdoceo Education Corp.†	42,606	705,981
Phinia, Inc.*(a)	9,682	269,160
Stellantis NV(a)	36,273	672,864
Stride, Inc.*†	17,761	754,665
		6,443,131
Consumer Staples—2.1%
British American Tobacco PLC - SP ADR	17,217	571,604
Kenvue, Inc.(a)	14,141	325,946
Vector Group Ltd.†	53,857	576,809
		1,474,359
Energy—6.4%
BP PLC - SP ADR	22,534	837,814
Canadian Natural Resources Ltd.(a)	25,023	1,618,738
Marathon Petroleum Corp.†	8,325	1,188,560
Schlumberger Ltd.	7,760	457,530
VAALCO Energy, Inc.(a)	67,094	277,769
		4,380,411
Financials—17.6%
American International Group, Inc.†	9,924	580,752
Bank of America Corp.†	14,056	402,985
BGC Group, Inc., Class A	241,835	1,194,665
Citigroup, Inc.†	12,182	502,995
Crawford & Co., Class A†	29,145	312,143
Evercore, Inc., Class A(a)	2,895	405,445
Fairfax Financial Holdings Ltd.	1,695	1,397,494
FleetCor Technologies, Inc.*	2,461	668,728
I3 Verticals, Inc., Class A*	17,733	419,385
Intercorp Financial Services, Inc.	12,682	295,871
James River Group Holdings Ltd.	38,450	559,832
Jefferies Financial Group, Inc.†	26,471	944,750
KB Financial Group, Inc. - ADR(a)	12,874	519,723
OP Bancorp†	15,191	143,403
PayPal Holdings, Inc.*	7,234	452,197
Reinsurance Group of America, Inc.	3,361	465,902
Shift4 Payments, Inc., Class A*(a)	9,843	558,984
Stifel Financial Corp.†	16,347	1,062,882
	NUMBER OF SHARES	VALUE
Financials—(continued)
Wells Fargo & Co.†	14,226	$587,392
Willis Towers Watson PLC	2,328	481,337
		11,956,865
Health Care—17.1%
Amgen, Inc.†	2,936	752,614
Biote Corp., Class A*(a)	46,795	231,167
Bristol-Myers Squibb Co.	9,075	559,474
Catalyst Pharmaceuticals, Inc.*†	54,923	771,119
Centene Corp.*†	11,641	717,668
Cigna Group, (The)†	3,241	895,359
CVS Health Corp.†	12,497	814,429
Elevance Health, Inc.†	2,600	1,149,226
HCA Healthcare, Inc.†	1,995	553,213
Henry Schein, Inc.*	8,125	621,887
Jazz Pharmaceuticals PLC*	2,210	316,826
Johnson & Johnson	5,706	922,546
Lantheus Holdings, Inc.*(a)	10,502	718,757
Medtronic PLC†	8,535	695,603
Novartis AG - SP ADR†	10,497	1,054,739
Quipt Home Medical Corp.*	87,492	517,078
Universal Health Services, Inc., Class B†	2,399	323,145
		11,614,850
Industrials—12.5%
Barrett Business Services, Inc.†	9,366	896,139
Brady Corp., Class A	6,801	343,042
Builders FirstSource, Inc.*(a)#†	7,208	1,045,448
CACI International, Inc., Class A*	1,709	560,569
CoreCivic, Inc.*	43,010	462,788
Euroseas Ltd.	14,723	404,883
Galliford Try Holdings PLC	149,182	370,408
Heidrick & Struggles International, Inc.†	5,251	139,099
Korn Ferry	7,135	363,742
Quanta Services, Inc.†	2,226	467,171
RCM Technologies, Inc.*	14,262	292,942
Ryanair Holdings PLC - SP ADR*	5,119	508,061
Sterling Infrastructure, Inc.*	10,451	864,925
Textron, Inc.(a)	9,530	740,576
UFP Industries, Inc.	3,301	344,459
V2X, Inc.*	6,522	328,122
Wabash National Corp.(a)	16,793	378,682
		8,511,056
Information Technology—15.5%
Box, Inc., Class A*(a)	10,620	281,218
Check Point Software Technologies Ltd.*	7,462	1,004,311
Cisco Systems, Inc.†	17,281	991,065
Cognizant Technology Solutions Corp., Class A†	11,531	825,735
DocuSign, Inc.*	6,699	336,960
Dropbox, Inc., Class A*†	20,115	558,996
Extreme Networks, Inc.*	27,422	752,734
Hackett Group, Inc., (The)†	26,936	634,881
InterDigital, Inc.(a)	5,347	463,638
Microchip Technology, Inc.	6,032	493,659
Open Text Corp.†	22,693	913,620
Oracle Corp.†	3,066	369,116
Pure Storage, Inc., Class A*	18,653	682,513
QUALCOMM, Inc.†	6,658	762,541
Richardson Electronics Ltd.†	23,161	291,597

The accompanying notes are an integral part of the financial statements.

58  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Information Technology—(continued)
Rimini Street, Inc.*	20,731	$50,169
Splunk, Inc.*	4,924	597,084
Telefonaktiebolaget LM Ericsson - SP ADR(a)†	104,768	540,603
		10,550,440

Materials—4.1%
Berry Global Group, Inc.†	11,161	729,260
Dundee Precious Metals, Inc.	46,422	299,585
Ecovyst, Inc.*	81,526	834,826
Ferroglobe PLC*	56,921	303,389
Rio Tinto PLC - SP ADR(a)†	3,562	222,625
Ternium SA - SP ADR†	10,040	419,471
		2,809,156
Real Estate—2.5%
Alexandria Real Estate Equities,Inc.	4,331	503,868
Newmark Group, Inc., Class A†	103,631	734,744
Simon Property Group, Inc.	2,414	273,965
Star Holdings*	14,643	199,438
		1,712,015
TOTAL COMMON STOCKS (Cost $47,025,835)		63,961,117
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—14.8%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%(b)	10,049,570	10,049,570
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $10,049,570)		10,049,570
SHORT-TERM INVESTMENTS—5.3%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 5.22%(b)†	1,378	1,378
Federated Hermes U.S. Treasury Cash Reserves, 5.19%(b)†	1,378	1,378
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 5.17%(b)†	1,378	1,378
MSILF Treasury Securities Portfolio, 5.21%(b)†	1,378	1,378
U.S. Bank Money Market Deposit Account, 5.20%(b)	3,604,256	3,604,256
TOTAL SHORT-TERM INVESTMENTS (Cost $3,609,768)		3,609,768
TOTAL LONG POSITIONS—114.0% (Cost $60,685,173)		77,620,455
SECURITIES SOLD SHORT—(16.9%)
COMMON STOCKS—(16.9%)
Communication Services—(1.3%)
AST SpaceMobile, Inc.*	(44,242)	(173,429)
Clear Channel Outdoor Holdings, Inc.*	(148,803)	(215,764)
CTC Communications Group, Inc.*‡	(98,900)	0
Roblox Corp., Class A*	(6,524)	(184,564)
Rumble, Inc.*	(35,108)	(293,854)
		(867,611)
	NUMBER OF SHARES	VALUE
Consumer Discretionary—(4.5%)
Brunswick Corp.	(3,556)	$(281,351)
Dutch Bros, Inc., Class A*	(7,356)	(217,811)
Floor & Decor Holdings, Inc., Class A*	(2,935)	(292,619)
Funko, Inc., Class A*	(15,207)	(105,993)
GrowGeneration Corp.*	(21,460)	(69,745)
Krispy Kreme, Inc.	(19,735)	(264,252)
LGI Homes, Inc.*	(1,684)	(207,300)
Peloton Interactive, Inc., Class A*	(13,200)	(84,216)
Portillo’s, Inc., Class A*	(12,876)	(236,146)
Qsound Labs, Inc.*‡	(4,440)	0
Tesla, Inc.*	(2,558)	(660,169)
Vizio Holding Corp., Class A*	(24,036)	(137,967)
Warby Parker, Inc., Class A*	(14,641)	(175,838)
Wingstop, Inc.	(920)	(147,789)
Workhorse Group, Inc.*	(81,444)	(64,194)
YETI Holdings, Inc.*	(3,317)	(165,684)
		(3,111,074)
Consumer Staples—(1.4%)
Amish Naturals, Inc.*‡	(25,959)	0
Calavo Growers, Inc.	(6,484)	(213,713)
Fevertree Drinks PLC	(12,754)	(212,139)
National Beverage Corp.*	(4,217)	(216,374)
Westrock Coffee Co.*	(29,680)	(297,987)
		(940,213)
Energy—(0.4%)
Beard Co., (The)*‡	(9,710)	0
Enviva, Inc.	(6,014)	(55,329)
Green Plains, Inc.*	(7,144)	(221,750)
		(277,079)
Financials—(1.0%)
Affirm Holdings, Inc.*	(12,866)	(267,741)
P10, Inc., Class A	(14,398)	(173,496)
Upstart Holdings, Inc.*	(7,988)	(256,974)
		(698,211)
Health Care—(1.2%)
10X Genomics, Inc., Class A*	(2,854)	(147,980)
Beam Therapeutics, Inc.*	(2,517)	(58,344)
BodyTel Scientific, Inc.*‡	(4,840)	0
CareView Communications, Inc.*	(174,320)	(13,946)
Cassava Sciences, Inc.*	(7,432)	(155,849)
Celldex Therapeutics, Inc.*	(4,001)	(111,628)
PROCEPT BioRobotics Corp.*	(6,910)	(235,700)
Revance Therapeutics, Inc.*	(5,702)	(100,526)
		(823,973)
Industrials—(2.6%)
Ameresco, Inc., Class A*	(3,220)	(140,038)
Applied Energetics, Inc.*	(57,676)	(135,538)
Corporate Resource Services, Inc.*‡	(218,896)	(219)
Custom Truck One Source, Inc.*	(30,483)	(204,541)
DynaMotive Energy Systems Corp.*‡	(72,185)	(7)
Ener1, Inc.*‡	(102,820)	(10)
Fiverr International Ltd.*	(8,864)	(249,522)
Hayward Holdings, Inc.*	(21,740)	(321,752)
MillerKnoll, Inc.	(20,060)	(383,146)
Omega Flex, Inc.	(2,769)	(231,765)
Sunrun, Inc.*	(6,324)	(98,844)
Valence Technology, Inc.*‡	(27,585)	(3)
		(1,765,385)

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  59

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Information Technology—(4.2%)
ANTs software, Inc.*‡	(10,334)	$(1)
BILL Holdings, Inc.*	(1,701)	(196,125)
C3.ai, Inc., Class A*	(4,243)	(131,618)
Consygen, Inc.*‡	(200)	0
Crowdstrike Holdings, Inc., Class A*	(1,051)	(171,345)
Envestnet, Inc.*	(4,844)	(264,628)
HashiCorp, Inc., Class A*	(7,738)	(225,640)
Impinj, Inc.*	(4,061)	(270,341)
Interliant, Inc.*‡	(600)	0
LG Display Co., Ltd. - ADR*	(36,462)	(183,039)
Lightwave Logic, Inc.*	(45,396)	(286,449)
Marathon Digital Holdings, Inc.*	(7,047)	(88,581)
MicroVision, Inc.*	(71,333)	(179,759)
nCino, Inc.*	(12,467)	(409,790)
Nestor, Inc.*‡	(15,200)	(1)
Netlist, Inc.*	(42,125)	(84,250)
Sprout Social, Inc., Class A*	(4,505)	(241,198)
Tiger Telematics, Inc.*‡	(6,510)	0
Uni-Pixel, Inc.*‡	(19,665)	0
Wolfspeed, Inc.*	(2,244)	(107,308)
Worldgate Communications, Inc.*‡	(582,655)	(58)
XRiver Corp.*‡	(34,156)	0
		(2,840,131)
Materials—(0.3%)
PureCycle Technologies, Inc.*	(21,177)	(189,111)
TOTAL COMMON STOCKS (Proceeds $(19,154,022))		(11,512,788)
TOTAL SECURITIES SOLD SHORT—(16.9%) (Proceeds $(19,154,022))		(11,512,788)
NUMBER OF CONTRACTS		NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN††—(0.3%)
Call Options Written—(0.3%)
Builders FirstSource, Inc.
Expiration: 01/19/2024, Exercise Price: 120.00	(69)	(1,000,776)	$(203,895)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(241,979))			(203,895)
Put Options Written—(0.0%)
Activision Blizzard, Inc.
Expiration: 01/19/2024, Exercise Price: 52.50	(66)	(607,134)	(462)
TOTAL PUT OPTIONS WRITTEN (Premiums received $(13,330))			(462)
TOTAL OPTIONS WRITTEN (Premiums received $(255,309))			(204,357)
OTHER ASSETS IN EXCESS OF LIABILITIES—3.2%			2,147,980
NET ASSETS—100.0%			$68,051,290

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
LLC	Limited Liability Company
*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $9,801,974.
(b)	The rate shown is as of August 31, 2023.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	Security segregated as collateral for options written.
††	Primary risk exposure is equity contracts.
‡	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by the Adviser, as valuation designee, under the oversight of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2023, these securities amounted to $(299) or 0.0% of net assets.

The above industry classifications are based upon the The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

60  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$4,508,834	$3,543,578	$965,256	$—		$—
Consumer Discretionary	6,443,131	5,757,110	686,021	—		—
Consumer Staples	1,474,359	1,474,359	—	—		—
Energy	4,380,411	4,380,411	—	—		—
Financials	11,956,865	11,956,865	—	—		—
Health Care	11,614,850	11,614,850	—	—		—
Industrials	8,511,056	8,511,056	—	—		—
Information Technology	10,550,440	10,550,440	—	—		—
Materials	2,809,156	2,809,156	—	—		—
Real Estate	1,712,015	1,712,015	—	—		—
Investments Purchased with Proceeds from Securities Lending Collateral	10,049,570	—	—	—		10,049,570
Short-Term Investments	3,609,768	3,609,768	—	—		—
Total Assets	$77,620,455	$65,919,608	$1,651,277	$—		$10,049,570

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Securities Sold Short
Communication Services	$(867,611)	$(867,611)	$—	$—	**	$—
Consumer Discretionary	(3,111,074)	(3,111,074)	—	—	**	—
Consumer Staples	(940,213)	(940,213)	—	—	**	—
Energy	(277,079)	(277,079)	—	—	**	—
Financials	(698,211)	(698,211)	—	—		—
Health Care	(823,973)	(823,973)	—	—	**	—
Industrials	(1,765,385)	(1,765,146)	—	(239)		—
Information Technology	(2,840,131)	(2,840,071)	—	(60)		—
Materials	(189,111)	(189,111)	—	—		—
Options Written
Equity Contracts	(204,357)	(203,895)	(462)	—		—
Total Liabilities	$(11,717,145)	$(11,716,384)	$(462)	$(299)		$—

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  61

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—98.0%
COMMON STOCKS—96.5%
Communication Services—6.1%
Activision Blizzard, Inc.	42,869	$3,943,519
Alphabet, Inc., Class A*	41,452	5,644,519
Cars.com, Inc.*	108,217	2,022,576
Deutsche Telekom AG	154,604	3,309,076
Informa PLC	233,738	2,159,624
Interpublic Group of Cos., Inc., (The)†	94,729	3,089,113
Live Nation Entertainment, Inc.*	27,694	2,340,974
Nexstar Media Group, Inc., Class A†	40,564	6,603,819
Take-Two Interactive Software, Inc.*	27,308	3,883,198
TEGNA, Inc.	195,356	3,229,235
T-Mobile US, Inc.*	22,809	3,107,726
Warner Bros Discovery, Inc.*	221,675	2,912,809
		42,246,188
Consumer Discretionary—9.6%
AutoZone, Inc.*	1,667	4,219,727
Booking Holdings, Inc.*	2,248	6,980,107
Boyd Gaming Corp.	52,217	3,491,751
Capri Holdings Ltd.*	32,801	1,721,724
eBay, Inc.	51,978	2,327,575
Flutter Entertainment PLC*	22,114	4,026,843
Frontdoor, Inc.*	84,572	2,775,653
Genting Singapore Ltd.	2,532,000	1,638,202
GVC Holdings PLC	186,926	2,734,116
LKQ Corp.†	35,730	1,876,897
MGM Resorts International	72,743	3,199,237
Mohawk Industries, Inc.*	28,271	2,866,397
Ralph Lauren Corp.	10,876	1,268,468
Restaurant Brands International, Inc.	59,846	4,156,305
Ross Stores, Inc.	39,506	4,812,226
Tempur Sealy International, Inc.†	88,834	4,150,324
TJX Cos., Inc., (The)†	45,839	4,239,191
Topgolf Callaway Brands Corp.*†	91,466	1,595,167
Whirlpool Corp.	9,857	1,379,586
Wyndham Hotels & Resorts, Inc.	46,594	3,512,721
Wynn Macau Ltd.*	3,794,500	3,697,628
		66,669,845
Consumer Staples—5.5%
Albertsons Cos., Inc.	151,885	3,402,224
Coca-Cola European Partners PLC†	39,652	2,542,090
Dollar General Corp.	18,298	2,534,273
Hershey Co., (The)	30,910	6,641,323
Keurig Dr Pepper, Inc.†	161,522	5,435,215
Kroger Co., (The)#	59,342	2,752,875
Nomad Foods Ltd.*	97,036	1,779,640
Philip Morris International, Inc.	53,438	5,133,254
US Foods Holding Corp.*†	105,586	4,268,842
Walmart, Inc.	23,131	3,761,332
		38,251,068
Energy—9.7%
BP PLC - SP ADR	183,280	6,814,350
Canadian Natural Resources Ltd.	80,373	5,199,329
Cenovus Energy, Inc.	194,978	3,885,912
Cenovus Energy, Inc.	64,992	1,295,800
EQT Corp.	52,095	2,251,546
Equinor ASA - SP ADR	144,025	4,402,844
Halliburton Co.†	43,930	1,696,577
Kosmos Energy Ltd.*†	288,411	2,099,632
Marathon Petroleum Corp.†#	41,548	5,931,808
MEG Energy Corp.*	242,085	4,330,369
Noble Corp., PLC	69,132	3,646,022
	NUMBER OF SHARES	VALUE
Energy—(continued)
Peabody Energy Corp.	64,894	$1,400,412
Phillips 66	19,508	2,227,033
Range Resources Corp.	69,133	2,238,527
Schlumberger Ltd.	48,625	2,866,930
Shell PLC - ADR	77,201	4,793,410
Valero Energy Corp.#	49,853	6,475,905
Vermilion Energy, Inc.	195,564	2,845,456
Weatherford International PLC*	34,031	3,012,424
		67,414,286
Financials—16.2%
Ameriprise Financial, Inc.†	20,581	6,947,734
Aon PLC, Class A	12,185	4,062,357
Arthur J Gallagher & Co.	12,496	2,880,078
Bank of America Corp.†	274,552	7,871,406
Bankinter SA	144,140	923,905
Berkshire Hathaway, Inc., Class B*†	8,291	2,986,418
Charles Schwab Corp., (The)	24,732	1,462,898
Chubb Ltd.	16,915	3,397,716
Commerzbank AG	83,586	918,400
DBS Group Holdings Ltd.	62,300	1,533,430
Discover Financial Services†	37,921	3,415,545
East West Bancorp, Inc.†	56,121	3,105,736
Evercore, Inc., Class A	13,291	1,861,405
Everest Group Ltd.	8,457	3,050,271
Fifth Third Bancorp†	116,418	3,090,898
Fiserv, Inc.*	11,714	1,421,962
FleetCor Technologies, Inc.*†	13,539	3,678,952
Global Payments, Inc.	17,515	2,218,975
Goldman Sachs Group, Inc., (The)†	4,682	1,534,338
Hana Financial Group, Inc.	48,295	1,443,182
Huntington Bancshares, Inc.†	395,707	4,388,391
ING Groep NV	220,159	3,119,439
JPMorgan Chase & Co.†	65,675	9,610,223
Morgan Stanley	28,905	2,461,261
NatWest Group PLC	506,235	1,472,174
Nordea Bank Abp	283,137	3,101,840
Progressive Corp., (The)	23,066	3,078,619
Regions Financial Corp.†	68,301	1,252,640
Renaissance Holdings Ltd.	22,049	4,142,787
Ryan Specialty Holdings, Inc.*	40,233	1,961,359
Sampo Oyj	38,318	1,681,935
SLM Corp.†	95,313	1,357,257
Synchrony Financial†	16,317	526,713
UBS Group AG	63,235	1,689,007
United Overseas Bank Ltd.	112,400	2,361,228
W R Berkley Corp.†	30,617	1,893,968
Wells Fargo & Co.	217,432	8,977,767
White Mountains Insurance Group Ltd.	1,180	1,874,654
		112,756,868
Health Care—12.0%
Abbott Laboratories†	3,524	362,620
AbbVie, Inc.†	46,176	6,786,025
Amgen, Inc.	20,991	5,380,833
AMN Healthcare Services, Inc.*	24,167	2,135,879
AstraZeneca PLC	12,116	1,627,455
Avantor, Inc.*†	136,672	2,958,949
Boston Scientific Corp.*†	33,117	1,786,331
Bristol-Myers Squibb Co.	101,903	6,282,320
Cencora, Inc.	6,766	1,190,681
Centene Corp.*†	38,995	2,404,042
Cigna Group, (The)†	14,122	3,901,344
CVS Health Corp.†	37,992	2,475,939

The accompanying notes are an integral part of the financial statements.

62  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Health Care—(continued)
Elevance Health, Inc.†	8,578	$3,791,562
Envista Holdings Corp.*†	45,921	1,470,390
Fortrea Holdings, Inc.*	46,773	1,288,596
HCA Healthcare, Inc.	6,101	1,691,807
Henry Schein, Inc.*	13,497	1,033,060
Humana, Inc.	6,152	2,839,948
ICON PLC*	9,289	2,414,583
IQVIA Holdings, Inc.*	8,647	1,925,082
Johnson & Johnson	30,557	4,940,456
McKesson Corp.	3,877	1,598,565
Medtronic PLC	3,821	311,411
Merck & Co., Inc.	3,245	353,640
Molina Healthcare, Inc.*	2,413	748,319
Novo Nordisk A/S, Class B	9,019	1,663,588
Pfizer, Inc.	12,186	431,141
R1 RCM, Inc.*	85,892	1,480,778
Sanofi	25,796	2,747,381
Sotera Health Co.*†	28,797	464,784
Stryker Corp.	3,209	909,912
Thermo Fisher Scientific, Inc.	1,589	885,232
UCB SA	14,068	1,261,860
UnitedHealth Group, Inc.	19,380	9,236,120
Zimmer Biomet Holdings, Inc.†	25,746	3,066,863
		83,847,496
Industrials—20.1%
Acuity Brands, Inc.	14,049	2,265,823
Advanced Drainage Systems, Inc.	26,199	3,357,664
AGCO Corp.	14,298	1,852,020
Airbus Group SE	25,069	3,667,778
Allegion PLC	29,027	3,303,563
Allison Transmission Holdings, Inc.†	48,598	2,937,749
AMETEK, Inc.†	27,377	4,366,905
ANDRITZ AG	39,474	2,096,869
ASGN, Inc.*†	18,402	1,511,908
Beacon Roofing Supply, Inc.*	20,855	1,665,272
Brink’s Co., (The)	35,704	2,706,720
BWX Technologies, Inc.†	48,816	3,600,668
Carlisle Cos., Inc.	10,150	2,669,653
Caterpillar, Inc.	4,398	1,236,410
Clean Harbors, Inc.*	22,556	3,819,633
Concentrix Corp.	25,248	2,015,548
Copart, Inc.*	47,002	2,107,100
Curtiss-Wright Corp.	16,024	3,332,832
Daimler Truck Holding AG	78,185	2,751,070
Deere & Co.	2,877	1,182,274
Dover Corp.†	23,210	3,442,043
Eaton Corp., PLC†	17,206	3,963,746
Eiffage SA	21,588	2,133,611
Ferguson PLC	16,789	2,712,431
Fortive Corp.	50,440	3,977,194
FTI Consulting, Inc.*†	26,468	4,918,284
General Dynamics Corp.	10,967	2,485,561
Grupo Aeroportuario del Pacifico SAB de CV	155,300	2,839,766
Hexcel Corp.	22,449	1,645,512
Howmet Aerospace, Inc.†	96,327	4,765,297
Jacobs Solutions, Inc.	18,637	2,512,640
Leidos Holdings, Inc.†	29,917	2,917,207
Masco Corp.	36,784	2,170,624
nVent Electric PLC	74,148	4,192,328
Otis Worldwide Corp.	38,244	3,271,774
Parker-Hannifin Corp.†	10,313	4,299,490
	NUMBER OF SHARES	VALUE
Industrials—(continued)
Resideo Technologies, Inc.*†	84,761	$1,429,070
RTX Corp.	26,868	2,311,723
Ryanair Holdings PLC - SP ADR*	37,545	3,726,341
Science Applications International Corp.†	58,393	6,870,520
Sensata Technologies Holding PLC	27,105	1,019,690
Siemens AG	18,404	2,764,852
SS&C Technologies Holdings, Inc.†	62,243	3,573,993
Textron, Inc.	57,824	4,493,503
Valmont Industries, Inc.	8,046	2,039,661
WESCO International, Inc.	25,210	4,080,238
Westinghouse Air Brake Technologies Corp.	28,378	3,193,093
		140,197,651
Information Technology—11.8%
Advanced Micro Devices, Inc.*	25,309	2,675,667
Applied Materials, Inc.	20,462	3,125,775
Arrow Electronics, Inc.*†	13,886	1,852,809
Broadcom, Inc.	7,099	6,551,596
Capgemini SE	20,602	3,844,778
CDW Corp.	15,158	3,200,612
Celestica, Inc.*	199,806	4,657,478
Check Point Software Technologies Ltd.*	36,563	4,921,014
Cisco Systems, Inc.†	110,585	6,342,050
Cognizant Technology Solutions Corp., Class A†	41,400	2,964,654
Dell Technologies, Inc.	75,653	4,254,725
Flex Ltd.*†	238,781	6,587,968
Gen Digital, Inc.†	123,919	2,509,360
Jabil, Inc.†	21,933	2,509,574
KLA Corp.	3,636	1,824,799
Lam Research Corp.	4,789	3,363,793
Microchip Technology, Inc.†	53,405	4,370,665
Micron Technology, Inc.	33,971	2,375,932
NetApp, Inc.	25,970	1,991,899
NXP Semiconductors NV	11,811	2,429,759
Oracle Corp.†	18,244	2,196,395
QUALCOMM, Inc.	16,953	1,941,627
Samsung Electronics Co., Ltd.	31,859	1,611,309
Teradyne, Inc.	16,826	1,815,021
Zebra Technologies Corp., Class A*	7,516	2,066,975
		81,986,234
Materials—2.0%
Avery Dennison Corp.	5,964	1,123,498
Corteva, Inc.†	49,452	2,497,820
DuPont de Nemours, Inc.†	22,743	1,748,709
FMC Corp.	36,895	3,181,456
Glencore PLC	156,761	834,784
Olin Corp.	24,477	1,420,156
Teck Resources Ltd.	83,806	3,462,864
		14,269,287
Real Estate—1.9%
Americold Realty Trust, Inc.†	63,735	2,144,683
Equity LifeStyle Properties, Inc.	11,047	739,707
Essex Property Trust, Inc.	11,918	2,841,132
Host Hotels & Resorts, Inc.†	61,506	971,179
Lamar Advertising Co., Class A	28,718	2,619,656
Regency Centers Corp.	29,329	1,824,264
VICI Properties, Inc.	71,088	2,192,354
		13,332,975

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  63

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES		VALUE
Utilities—1.6%
AES Corp., (The)		95,098	$1,705,107
American Electric Power Co., Inc.		17,976	1,409,318
CenterPoint Energy, Inc.†		96,832	2,700,645
Entergy Corp.		29,647	2,823,877
FirstEnergy Corp.		60,868	2,195,509
			10,834,456
TOTAL COMMON STOCKS (Cost 523,468,842)			671,806,354
	PRINCIPAL
CORPORATE BONDS—0.1%
Andrada Mining Ltd., 12.00%, 7/20/2026†	GBP	700,000	759,687
TOTAL CORPORATE BONDS (Cost $915,463)			759,687

	NUMBER OF SHARES
WARRANTS—0.0%
Andrada Mining Ltd.‡		1,400,000	28,696
TOTAL WARRANTS (Cost $18,309)			28,696
SHORT-TERM INVESTMENTS—1.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 5.22%(a)†		58,100	58,100
Federated Hermes U.S. Treasury Cash Reserves, 5.19%(a)†		58,100	58,100
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 5.17%(a)†		58,100	58,100
MSILF Treasury Securities Portfolio, 5.21%(a)†		58,100	58,100
U.S. Bank Money Market Deposit Account, 5.20%(a)		9,328,573	9,328,573
TOTAL SHORT-TERM INVESTMENTS (Cost $9,560,973)			9,560,973
TOTAL LONG POSITIONS—98.0% (Cost $533,963,587)			682,155,710
SECURITIES SOLD SHORT—(26.4%)
COMMON STOCKS—(26.4%)
Communication Services—(1.8%)
Angi, Inc.*		(176,702)	(434,687)
Clear Channel Outdoor Holdings, Inc.*		(1,037,250)	(1,504,012)
Dentsu Group, Inc.		(56,000)	(1,672,498)
Lions Gate Entertainment Corp., Class A*		(214,591)	(1,699,561)
Madison Square Garden Entertainment Corp.*		(16,658)	(534,555)
Paramount Global		(139,175)	(2,100,151)
Proximus SADP		(51,628)	(390,206)
Roblox Corp.*		(39,478)	(1,116,833)
Rumble, Inc.*		(142,151)	(1,189,804)
Telia Co., AB		(926,495)	(1,870,412)
			(12,512,719)
Consumer Discretionary—(4.6%)
Accor SA		(39,506)	(1,412,867)
Acushnet Holdings Corp.		(37,751)	(2,210,321)
B&M European Value Retail SA		(131,788)	(963,120)
	NUMBER OF SHARES	VALUE
Consumer Discretionary—(continued)
Cheesecake Factory Inc., (The)	(25,997)	$(828,004)
Choice Hotels International, Inc.	(23,109)	(2,932,532)
Dick’s Sporting Goods, Inc.	(10,191)	(1,185,621)
Five Below, Inc.*	(8,408)	(1,445,840)
Golden Entertainment, Inc.	(30,489)	(1,110,105)
Hyatt Hotels Corp.	(14,331)	(1,610,948)
Krispy Kreme, Inc.	(70,973)	(950,328)
LGI Homes, Inc.*	(16,890)	(2,079,159)
Life Time Group Holdings, Inc.*	(62,984)	(1,083,325)
Mattel, Inc.*	(31,839)	(705,552)
Nokian Renkaat Oyj	(369,085)	(3,197,519)
Playa Hotels & Resorts NV*	(122,270)	(912,134)
Portillo’s, Inc.*	(27,785)	(509,577)
QuantumScape Corp.*	(438,770)	(3,132,818)
Rakuten Group, Inc.	(311,400)	(1,211,670)
Revolve Group, Inc.*	(37,701)	(552,320)
RH*	(1,731)	(632,144)
Sabre Corp.*	(279,886)	(1,399,430)
SJM Holdings Ltd.*	(3,103,000)	(1,249,546)
Soho House & Co., Inc.*	(160,593)	(1,092,032)
		(32,406,912)
Consumer Staples—(2.4%)
B&G Foods, Inc.	(84,028)	(1,074,718)
Central Garden & Pet Co.*	(51,932)	(2,118,826)
Clorox Co., (The)	(10,339)	(1,617,536)
Coca-Cola Bottlers Japan Holdings, Inc.	(160,800)	(2,094,350)
Freshpet, Inc.*	(29,962)	(2,262,431)
Hormel Foods Corp.	(58,643)	(2,263,033)
Kimberly-Clark Corp.	(20,477)	(2,638,052)
McCormick & Co., Inc.	(25,039)	(2,055,201)
Ocado Group PLC*	(81,019)	(892,437)
		(17,016,584)
Energy—(1.5%)
Callon Petroleum Co.*	(53,376)	(2,093,940)
Hess Corp.	(14,305)	(2,210,123)
Matador Resources Co.	(31,252)	(1,984,502)
Permian Resources Corp.	(165,303)	(2,343,997)
Vital Energy, Inc.*	(33,024)	(1,991,017)
		(10,623,579)
Financials—(3.0%)
Aozora Bank Ltd.	(124,800)	(2,450,361)
Ashmore Group PLC	(735,024)	(1,802,799)
Avanza Bank Holding AB	(56,660)	(1,093,952)
B Riley Financial, Inc.	(53,401)	(2,734,398)
Brown & Brown, Inc.	(11,029)	(817,249)
Cincinnati Financial Corp.	(12,694)	(1,342,898)
Erie Indemnity Co., Class A	(2,957)	(824,205)
Hang Seng Bank Ltd.	(227,000)	(2,892,915)
Selective Insurance Group, Inc.	(7,769)	(770,762)
SoFi Technologies, Inc.*	(64,641)	(559,791)
T Rowe Price Group, Inc.	(26,170)	(2,937,059)
Texas Capital Bancshares, Inc.*	(20,058)	(1,252,422)
Trupanion, Inc.*	(9,544)	(283,743)
United Bankshares, Inc.	(37,508)	(1,128,241)
		(20,890,795)
Health Care—(1.9%)
Ambu A/S*	(24,850)	(300,296)
Ascendis Pharma A/S - ADR*	(7,592)	(744,168)
Cassava Sciences, Inc.*	(14,675)	(307,735)
Celldex Therapeutics, Inc.*	(19,363)	(540,228)
Corcept Therapeutics, Inc.*	(39,792)	(1,302,392)

The accompanying notes are an integral part of the financial statements.

64  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Health Care—(continued)
Doximity, Inc.*	(24,828)	$(591,899)
Glaukos Corp.*	(12,300)	(924,222)
Guardant Health, Inc.*	(23,593)	(922,014)
Idorsia Ltd.*	(41,421)	(225,346)
Intra-Cellular Therapies, Inc.*	(14,836)	(823,695)
Karuna Therapeutics, Inc.*	(3,416)	(641,388)
Mirati Therapeutics, Inc.*	(7,301)	(271,597)
Moderna, Inc.*	(3,327)	(376,184)
Neogen Corp.*	(42,068)	(972,612)
Oxford Nanopore Technologies PLC*	(133,540)	(402,621)
Revance Therapeutics, Inc.*	(26,793)	(472,361)
Rhythm Pharmaceuticals, Inc.*	(49,469)	(1,286,689)
Tandem Diabetes Care, Inc.*	(30,433)	(832,647)
TG Therapeutics, Inc.*	(42,162)	(441,436)
Ventyx Biosciences, Inc.*	(17,884)	(599,114)
		(12,978,644)
Industrials—(4.8%)
AZEK Co., Inc., (The)*	(108,236)	(3,681,106)
Furukawa Electric Co., Ltd.	(146,800)	(2,521,576)
Generac Holdings, Inc.*	(16,260)	(1,931,850)
Hayward Holdings, Inc.*	(123,330)	(1,825,284)
Husqvarna AB	(388,225)	(3,342,449)
Kornit Digital Ltd.*	(80,626)	(1,794,735)
Kratos Defense & Security Solutions, Inc.*	(129,365)	(2,081,483)
Montrose Environmental Group, Inc.*	(50,466)	(1,939,913)
Nidec Corp.	(31,500)	(1,639,085)
Oshkosh Corp.	(31,678)	(3,289,127)
Proto Labs, Inc.*	(75,120)	(2,216,040)
Regal Rexnord Corp.	(22,973)	(3,725,991)
Stanley Black & Decker, Inc.	(36,779)	(3,471,202)
		(33,459,841)
Information Technology—(2.2%)
Appfolio, Inc., Class A*	(6,008)	(1,158,162)
Cognex Corp.	(53,226)	(2,505,880)
Entegris, Inc.	(25,961)	(2,629,070)
Itron, Inc.*	(10,250)	(701,203)
Jamf Holding Corp.*	(127,908)	(2,156,529)
Palantir Technologies, Inc.*	(256,535)	(3,842,894)
Unity Software, Inc.*	(55,343)	(2,051,565)
		(15,045,303)
Materials—(2.0%)
Albemarle Corp.	(4,801)	(954,007)
DSM-Firmenich AG	(9,707)	(897,908)
Huntsman Corp.	(75,112)	(2,093,371)
Mineral Resources Ltd.	(40,439)	(1,856,230)
Mitsui Chemicals, Inc.*	(48,500)	(1,314,777)
Mosaic Co., (The)	(68,463)	(2,659,788)
Shin-Etsu Chemical Co Ltd.	(58,500)	(1,864,615)
Siam Cement PCL, (The) - NVDR	(94,100)	(840,672)
Umicore SA	(47,573)	(1,260,604)
		(13,741,972)
Real Estate—(1.7%)
Camden Property Trust	(15,173)	(1,632,918)
Compass, Inc.*	(136,808)	(492,509)
Digital Realty Trust, Inc.	(12,058)	(1,588,280)
Howard Hughes Holdings, Inc.*	(12,786)	(1,005,619)
Mid-America Apartment Communities, Inc.	(9,183)	(1,333,647)
Nomura Real Estate Master Fund, Inc.	(1,271)	(1,494,185)
Sagax AB	(60,854)	(1,265,598)
	NUMBER OF SHARES	VALUE
Real Estate—(continued)
Segro PLC	(152,186)	$(1,418,720)
Unibail-Rodamco-Westfield*	(13,531)	(722,214)
Zillow Group, Inc., Class C*	(15,366)	(801,491)
		(11,755,181)
Utilities—(0.5%)
Avangrid, Inc.	(99,708)	(3,439,926)
TOTAL COMMON STOCKS (Proceeds $(194,035,897))		(183,871,456)
TOTAL SECURITIES SOLD SHORT—(26.4%) (Proceeds $(194,035,897))		(183,871,456)

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  65

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN††—(0.1%)
Call Options Written—(0.1%)
Kroger Co., (The)
Expiration: 09/15/2023, Exercise Price: 50.00	(593)	(2,750,927)	$(10,674)
Marathon Petroleum Corp.
Expiration: 09/15/2023, Exercise Price: 135.00	(311)	(4,440,147)	(251,910)
Valero Energy Corp.
Expiration: 09/15/2023, Exercise Price: 125.00	(373)	(4,845,270)	(220,816)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(727,963))			(483,400)
Put Options Written—(0.0%)
Cheesecake Factory Inc., (The)
Expiration: 10/20/2023, Exercise Price: 30.00	(259)	(824,915)	(18,130)
Floor & Decor Holdings, Inc.
Expiration: 10/20/2023, Exercise Price: 90.00	(98)	(977,060)	(15,876)
Revolve Group, Inc.
Expiration: 10/20/2023, Exercise Price: 12.50	(377)	(552,305)	(11,310)
TOTAL PUT OPTIONS WRITTEN (Premiums received $(59,498))			(45,316)
TOTAL OPTIONS WRITTEN (Premiums received $(787,461))			(528,716)
OTHER ASSETS IN EXCESS OF LIABILITIES—28.5%			198,671,174
NET ASSETS—100.0%			$696,426,712

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
NVDR	Non-Voting Depository Receipt
*	Non-income producing.
(a)	The rate shown is as of August 31, 2023.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	Security segregated as collateral for options written.
††	Primary risk exposure is equity contracts.
‡	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by the Adviser, as valuation designee, under the oversight of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2023, these securities amounted to $788,383 or 0.1% of net assets.

The above industry classifications are based upon the The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

Industry classifications may be different than those used for compliance monitoring purposes.

66  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2023, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
United States
International Game Technology	Goldman Sachs	12/08/2025	5.33%	Termination	68,219	$2,184,372	$531,462
Total Long						2,184,372	531,462
Short
Australia
Commonwealth Bank of Australia	Morgan Stanley	12/10/2025	4.07	Termination	(50,944)	$(3,372,875)	$140,619
China
Shenzhen Goodix Technology,
Class A	Morgan Stanley	08/05/2026	5.33	Termination	(123,600)	(1,004,879)	(86,146)
Skshu Paint Co., Ltd., Class A	HSBC	07/19/2026	5.30	Termination	(208,000)	(2,149,274)	65,833
Tongwei Co., Ltd., Class A	Goldman Sachs	01/21/2026	5.33	Termination	(40,000)	(176,017)	56,919
Tongwei Co., Ltd., Class A	Morgan Stanley	07/01/2026	5.33	Termination	(169,900)	(747,633)	46,341
Zhejiang Huayou Cobalt Co., Class A	HSBC	08/26/2026	5.30	Termination	(27,400)	(149,963)	31,267
Zhejiang Huayou Cobalt Co., Class A	Bank of America	08/27/2026	-1.69	Termination	(29,900)	(163,646)	32,501
						(4,391,412)	146,715
Germany
Deutsche Bank AG	Morgan Stanley	12/10/2025	3.74	Termination	(112,879)	(1,230,370)	2,448
Japan
Nippon Shinyaku Co., Ltd.	Morgan Stanley	12/08/2025	-0.06	Termination	(12,500)	(549,761)	116,069
South Korea
Kakaobank Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(26,911)	(536,489)	33,937
Netmarble Corp.	Goldman Sachs	03/12/2026	5.33	Termination	(24,482)	(793,685)	297,012
Netmarble Corp.	Morgan Stanley	03/18/2026	5.33	Termination	(26,581)	(861,733)	254,804
						(2,191,907)	585,753
Switzerland
Vat Group AG	Morgan Stanley	12/10/2025	1.71	Termination	(5,703)	(2,288,043)	(566,846)
Taiwan
Acer, Inc.	Goldman Sachs	12/10/2025	5.33	Termination	(1,043,000)	(1,198,681)	(379,984)
Compal Electronics	Goldman Sachs	12/08/2025	5.33	Termination	(995,000)	(996,672)	(282,643)
Pan Jit International, Inc.	Goldman Sachs	12/10/2025	5.33	Termination	(772,000)	(1,556,290)	117,120
SDI Corporation	Goldman Sachs	12/08/2025	5.33	Termination	(141,000)	(444,963)	64,431
Taiwan Cement	Goldman Sachs	12/14/2025	5.33	Termination	(729,000)	(800,043)	(13,920)
						(4,996,649)	(494,996)
United States
Affirm Holdings, Inc.	Goldman Sachs	03/04/2026	5.33	Termination	(5,463)	(113,685)	(42,133)
Affirm Holdings, Inc.	Morgan Stanley	12/10/2025	5.33	Termination	(9,144)	(190,287)	(80,879)
AMERCO - Non-Voting	Morgan Stanley	12/10/2025	5.33	Termination	(17,790)	(947,140)	139,829
Ameresco, Inc., Class A	Goldman Sachs	04/08/2026	5.33	Termination	(42,065)	(1,829,407)	337,759
Bank of Hawaii Corp.	Goldman Sachs	03/02/2026	5.33	Termination	(8,829)	(474,470)	184,254
Bank of Hawaii Corp.	Morgan Stanley	12/08/2025	5.33	Termination	(41,744)	(2,243,323)	996,847
BlackLine, Inc.	Morgan Stanley	12/10/2025	5.33	Termination	(25,391)	(1,524,983)	59,669
Ceridian HCM Holding, Inc.	Morgan Stanley	12/10/2025	5.33	Termination	(12,095)	(877,129)	(118,168)
Coinbase Global, Inc., Class A	Morgan Stanley	12/10/2025	5.33	Termination	(4,121)	(328,032)	(153,260)
Coinbase Global, Inc., Class A	Goldman Sachs	03/02/2026	5.33	Termination	(872)	(69,411)	(17,797)
Commerce Bancshares, Inc.	Morgan Stanley	12/08/2025	5.33	Termination	(53,765)	(2,639,324)	1,005,406
Community Bank System, Inc	Morgan Stanley	12/10/2025	5.33	Termination	(59,128)	(2,811,536)	875,094
Credit Acceptance Corp.	Goldman Sachs	03/04/2026	5.33	Termination	(773)	(387,868)	(44,116)
Credit Acceptance Corp.	Morgan Stanley	12/10/2025	5.33	Termination	(3,653)	(1,832,966)	(160,805)
Cullen/Frost Bankers, Inc.	Goldman Sachs	04/08/2026	5.33	Termination	(4,664)	(440,888)	34,633
Cullen/Frost Bankers, Inc.	Morgan Stanley	12/08/2025	5.33	Termination	(10,428)	(985,759)	456,434
CVB Financial Corp.	Morgan Stanley	12/10/2025	5.33	Termination	(26,525)	(463,127)	268,168
Definitive Healthcare Corp.	Morgan Stanley	12/08/2025	5.33	Termination	(61,023)	(573,616)	137,302
Figs, Inc., Class A	Morgan Stanley	12/10/2025	5.33	Termination	(95,152)	(588,039)	135,116
First Financial Bankshares, Inc.	Morgan Stanley	12/08/2025	5.33	Termination	(82,962)	(2,382,669)	567,460

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  67

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
First Financial Bankshares, Inc.	Goldman Sachs	03/02/2026	5.33	Termination	(36,381)	$(1,044,862)	$185,576
Floor & Decor Holdings, Inc., Class A	Goldman Sachs	04/15/2026	5.33	Termination	(2,711)	(270,287)	(4,610)
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	12/08/2025	5.33	Termination	(21,940)	(2,187,418)	(606,860)
Glacier Bancorp, Inc.	Goldman Sachs	03/04/2026	5.33	Termination	(31,307)	(945,784)	259,130
Glacier Bancorp, Inc.	Morgan Stanley	12/10/2025	5.33	Termination	(61,131)	(1,846,768)	1,505,045
Guidewire Software, Inc.	Morgan Stanley	12/08/2025	5.33	Termination	(25,480)	(2,202,236)	(762,107)
Kinsale Capital Group, Inc.	Morgan Stanley	12/10/2025	5.33	Termination	(6,651)	(2,651,288)	(718,707)
Lowe’s Cos., Inc.	Morgan Stanley	12/10/2025	5.33	Termination	(8,644)	(1,992,269)	(246,959)
Moody’s Corp.	Goldman Sachs	03/04/2026	5.33	Termination	(2,022)	(681,010)	(94,091)
Moody’s Corp.	Morgan Stanley	12/10/2025	5.33	Termination	(650)	(218,920)	(28,730)
Myriad Genetics, Inc.	Morgan Stanley	12/08/2025	5.33	Termination	(31,441)	(561,222)	52,192
National Beverage Corp.	Morgan Stanley	12/10/2025	5.33	Termination	(40,199)	(2,062,611)	(61,906)
National Beverage Corp.	Goldman Sachs	12/17/2025	5.33	Termination	(2,534)	(130,020)	(1,769)
Novanta, Inc.	Goldman Sachs	09/02/2026	5.33	Termination	(5,138)	(857,943)	(64,621)
Novanta, Inc.	Morgan Stanley	12/10/2025	5.33	Termination	(9,129)	(1,524,360)	(163,592)
RLI Corp.	Morgan Stanley	12/10/2025	5.33	Termination	(22,213)	(2,921,454)	(72,637)
WD-40 Co.	Morgan Stanley	12/10/2025	5.33	Termination	(12,335)	(2,650,421)	(586,036)
WD-40 Co.	Goldman Sachs	12/17/2025	5.33	Termination	(667)	(143,318)	(32,053)
Wolfspeed, Inc.	Goldman Sachs	08/31/2026	5.33	Termination	(22,479)	(1,074,946)	(54,962)
Wolfspeed, Inc.	Morgan Stanley	12/10/2025	5.33	Termination	(17,201)	(822,552)	566,773
						(48,493,348)	3,649,889
Total Short						(67,514,365)	3,579,651
Net unrealized gain/(loss) on Contracts For Difference							$4,111,113

The accompanying notes are an integral part of the financial statements.

68  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Communication Services	$42,246,188	$36,777,488	$5,468,700	$—
Consumer Discretionary	66,669,845	54,573,056	12,096,789	—
Consumer Staples	38,251,068	38,251,068	—	—
Energy	67,414,286	67,414,286	—	—
Financials	112,756,868	96,201,335	16,555,533	—
Health Care	83,847,496	76,547,212	7,300,284	—
Industrials	140,197,651	126,783,471	13,414,180	—
Information Technology	81,986,234	76,530,147	5,456,087	—
Materials	14,269,287	13,434,503	834,784	—
Real Estate	13,332,975	13,332,975	—	—
Utilities	10,834,456	10,834,456	—	—
Corporate Bonds	759,687	—	—	759,687
Warrants	28,696	—	—	28,696
Short-Term Investments	9,560,973	9,560,973	—	—
Contracts For Difference
Equity Contracts	9,557,450	9,557,450	—	—
Total Assets	$691,713,160	$629,798,420	$61,126,357	$788,383

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Communication Services	$(12,512,719)	$(8,579,603)	$(3,933,116)	$—
Consumer Discretionary	(32,406,912)	(24,372,190)	(8,034,722)	—
Consumer Staples	(17,016,584)	(14,029,797)	(2,986,787)	—
Energy	(10,623,579)	(10,623,579)	—	—
Financials	(20,890,795)	(12,650,768)	(8,240,027)	—
Health Care	(12,978,644)	(12,453,002)	(525,642)	—
Industrials	(33,459,841)	(25,956,731)	(7,503,110)	—
Information Technology	(15,045,303)	(15,045,303)	—	—
Materials	(13,741,972)	(5,707,166)	(8,034,806)	—
Real Estate	(11,755,181)	(6,854,464)	(4,900,717)	—
Utilities	(3,439,926)	(3,439,926)	—	—
Options Written
Equity Contracts	(528,716)	(528,716)	—	—
Contracts For Difference
Equity Contracts	(5,446,337)	(5,446,337)	—	—
Total Liabilities	$(189,846,509)	$(145,687,582)	$(44,158,927)	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  69

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—101.6%
COMMON STOCKS—71.6%
Bermuda—2.5%
Everest Group Ltd.#†	8,138	$2,935,214
RenaissanceRe Holdings Ltd.	4,595	863,354
		3,798,568
Brazil—1.4%
Banco do Brasil SA	225,300	2,156,980
Canada—9.4%
Allied Gold Corp.*	282,034	555,607
Canadian Natural Resources Ltd.	20,665	1,336,985
Cenovus Energy, Inc.	137,473	2,739,837
Cenovus Energy, Inc.	67,808	1,351,945
Kinross Gold Corp.	445,822	2,263,424
MEG Energy Corp.*	86,283	1,543,413
Suncor Energy, Inc.	57,909	1,961,586
Teck Resources Ltd., Class B	66,601	2,751,953
		14,504,750
China—0.9%
Alibaba Group Holding Ltd.*	121,000	1,404,344
Meituan, Class B*	2,750	45,510
		1,449,854
Finland—0.2%
Fortum Oyj	27,436	368,316
France—3.8%
Capgemini SE	7,579	1,414,405
Imerys SA	15,524	528,543
Rexel SA	61,981	1,453,273
Sanofi	12,341	1,314,368
SPIE SA	38,925	1,165,303
		5,875,892
Germany—0.8%
Siemens AG	5,616	843,698
Vitesco Technologies Group AG*	4,989	393,788
		1,237,486
India—1.4%
HDFC Bank Ltd. - ADR†	33,457	2,084,706
Ireland—3.1%
ICON PLC*	9,362	2,433,558
Ryanair Holdings PLC - SP ADR*	23,648	2,347,064
		4,780,622
Israel—1.8%
Check Point Software Technologies Ltd.*	20,873	2,809,297
Japan—6.8%
Mitsubishi Heavy Industries Ltd.	44,200	2,503,141
Panasonic Holdings Corp.	179,400	2,064,905
Renesas Electronics Corp.*	96,000	1,599,328
Sumitomo Mitsui Financial Group, Inc.	28,600	1,307,491
Sumitomo Mitsui Financial Group, Inc. - ADR	125,262	1,139,884
Suzuki Motor Corp.	48,200	1,893,895
		10,508,644
Netherlands—1.1%
Stellantis NV	87,335	1,618,937
	NUMBER OF SHARES	VALUE
Singapore—1.7%
Genting Singapore Ltd.	1,203,100	$778,405
United Overseas Bank Ltd.	87,600	1,840,245
		2,618,650
South Korea—1.7%
Samsung Electronics Co., Ltd.	50,719	2,565,177
Switzerland—3.7%
Novartis AG	25,406	2,556,905
STMicroelectronics NV - ADR#†	38,380	1,813,839
Swatch Group AG, (The)	4,732	1,328,463
		5,699,207
United Kingdom—3.7%
Andrada Mining Ltd.*	6,611,988	586,325
Endeavour Mining PLC	48,089	994,736
Hikma Pharmaceuticals PLC	26,131	721,822
Nomad Foods Ltd.*	95,068	1,743,547
Reckitt Benckiser Group PLC	23,306	1,681,896
		5,728,326
United States—27.6%
Activision Blizzard, Inc.	16,607	1,527,678
Advanced Micro Devices, Inc.*	15,149	1,601,552
AGCO Corp.†	8,222	1,064,996
Alphabet, Inc., Class C*#†	19,494	2,677,501
Applied Materials, Inc.#†	6,431	982,400
Booking Holdings, Inc.*#†	1,763	5,474,168
Centene Corp.*†	21,494	1,325,105
Chubb Ltd.	11,280	2,265,814
Cigna Group, (The)#†	6,179	1,707,010
Expedia Group, Inc.*†	8,186	887,280
FMC Corp.†	10,640	917,487
Global Payments, Inc.	13,416	1,699,673
JPMorgan Chase & Co.†	22,612	3,308,814
Lennar Corp., Class A#†	6,220	740,740
Microchip Technology, Inc.	22,489	1,840,500
Micron Technology, Inc.†	5,682	397,399
NexTier Oilfield Solutions, Inc.*	151,545	1,607,892
Oracle Corp.#†	29,236	3,519,722
US Foods Holding Corp.*†	92,486	3,739,209
Warner Bros Discovery, Inc.*	97,696	1,283,725
Wells Fargo & Co.†	38,779	1,601,185
Zimmer Biomet Holdings, Inc.	20,565	2,449,703
		42,619,553
TOTAL COMMON STOCKS (Cost $94,634,566)		110,424,965

	PRINCIPAL
CORPORATE BONDS—0.8%
Andrada Mining Ltd., 12.00%, 7/20/2026‡	GBP1,100,000	1,193,794
TOTAL CORPORATE BONDS (Cost $1,438,585)		1,193,794

	NUMBER OF SHARES
WARRANTS—0.0%
United Kingdom—0.0%
Andrada Mining Ltd.‡	2,200,000	45,093
TOTAL WARRANTS (Cost $28,771)		45,093

The accompanying notes are an integral part of the financial statements.

70  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—29.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 5.22%(a)†	933,527	$933,527
Federated Hermes U.S. Treasury Cash Reserves, 5.19%(a)†	933,527	933,527
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 5.17%(a)†	933,527	933,527
MSILF Treasury Securities Portfolio, 5.21%(a)†	933,527	933,527
Tri-State Deposit, 5.45%(a)	40,404,077	40,404,077
U.S. Bank Money Market Deposit Account, 5.20%(a)	923,557	923,557
TOTAL SHORT-TERM INVESTMENTS (Cost $45,061,742)		45,061,742
TOTAL LONG POSITIONS—101.6% (Cost $141,163,664)		156,725,594
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN ††—(1.8%)
Call Options Written—(1.8%)
Alphabet, Inc.
Expiration: 01/19/2024, Exercise Price: 125.00	(182)	(2,499,770)	$(343,070)
Applied Materials, Inc.
Expiration: 01/19/2024, Exercise Price: 130.00	(60)	(916,560)	(175,260)
Booking Holdings, Inc.
Expiration: 01/19/2024, Exercise Price: 2,650.00	(15)	(4,657,545)	(849,525)
Cigna Group, (The)
Expiration: 01/17/2025, Exercise Price: 250.00	(50)	(1,381,300)	(282,750)
Everest Group Ltd.
Expiration: 10/20/2023, Exercise Price: 370.00	(54)	(1,947,672)	(38,394)
Lennar Corp.
Expiration: 01/19/2024, Exercise Price: 95.00	(58)	(690,722)	(160,080)
Oracle Corp.
Expiration: 01/19/2024, Exercise Price: 100.00	(273)	(3,286,647)	(649,740)
STMicroelectronics NV
Expiration: 01/19/2024, Exercise Price: 45.00	(359)	(1,696,634)	(210,015)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(2,197,773))			(2,708,834)
TOTAL OPTIONS WRITTEN (Premiums received $(2,197,773))			(2,708,834)
OTHER ASSETS IN EXCESS OF LIABILITIES—0.2%			282,768
NET ASSETS—100.0%			$154,299,528

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
*	Non-income producing.
(a)	The rate shown is as of August 31, 2023.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	Security segregated as collateral for options written.
††	Primary risk exposure is equity contracts.
‡	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by the Adviser, as valuation designee, under the oversight of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2023, these securities amounted to $1,238,887 or 0.8% of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  71

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2023, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Austria
Andritz AG	Morgan Stanley	07/10/2026	3.74%	Termination	21,557	$1,147,263	$24,182
Finland
Metso Corp.	Morgan Stanley	07/10/2026	3.74	Termination	60,897	701,609	(13,508)
France
AXA SA	Morgan Stanley	07/10/2026	3.74	Termination	74,139	2,232,909	177,448
Kering	Morgan Stanley	07/10/2026	3.74	Termination	884	473,724	16,334
						2,706,633	193,782
Germany
Commerzbank AG	Morgan Stanley	07/10/2026	3.74	Termination	152,267	1,675,876	16,266
Daimler Truck Holding AG	Morgan Stanley	07/10/2026	3.74	Termination	42,647	1,502,479	11,351
						3,178,355	27,617
Ireland
CRH PLC	Goldman Sachs	12/08/2025	5.19	Termination	28,581	1,644,858	216,869
Japan
Asahi Group Holdings Ltd.	Goldman Sachs	08/07/2026	-0.06	Termination	88,500	3,452,532	124,091
Resona Holdings, Inc.	Goldman Sachs	08/17/2026	-0.06	Termination	361,700	1,919,935	124,589
Sony Group Corp.	Goldman Sachs	08/07/2026	-0.06	Termination	26,600	2,220,399	(133,782)
						7,592,866	114,898
Netherlands
Aalberts NV	Morgan Stanley	07/10/2026	3.74	Termination	20,592	857,656	34,769
ING Groep NV	Morgan Stanley	07/10/2026	3.74	Termination	177,984	2,528,265	158,849
						3,385,921	193,618
Spain
Bankinter SA	Morgan Stanley	07/10/2026	3.74	Termination	41,340	265,197	4,320
United Kingdom
Adriatic Metals PLC	Goldman Sachs	04/17/2026	5.19	Termination	280,581	664,673	(30,846)
Andrada Mining Ltd.	Goldman Sachs	06/23/2026	5.19	Termination	91,446	8,109	(584)
AstraZeneca PLC	Morgan Stanley	01/19/2026	5.19	Termination	11,959	1,615,258	(108,476)
Beazley PLC	Goldman Sachs	06/08/2026	5.19	Termination	267,671	1,851,409	(106,684)
BP PLC	Goldman Sachs	06/22/2026	5.19	Termination	402,147	2,483,521	98,517
CVS Group PLC	Morgan Stanley	01/19/2026	5.19	Termination	50,000	1,342,809	124,813
Future PLC	Morgan Stanley	01/19/2026	5.19	Termination	51,761	509,158	(414,985)
Natwest Group PLC	Goldman Sachs	06/12/2026	5.19	Termination	339,184	989,979	(120,785)
SSE PLC	Goldman Sachs	04/06/2026	5.19	Termination	133,501	2,750,725	(280,315)
WH Smith PLC	Goldman Sachs	12/08/2025	5.19	Termination	132,568	2,463,640	(23,724)
						14,679,281	(863,069)
Total Long						35,301,983	(101,291)
Short
Australia
Commonwealth Bank of Australia	Morgan Stanley	06/29/2026	4.07	Termination	(23,906)	$(1,582,756)	$(57,376)
Fortescue Metals Group Ltd.	Morgan Stanley	06/29/2026	4.07	Termination	(53,975)	(749,473)	(5,455)
IGO Ltd.	Goldman Sachs	07/21/2026	4.07	Termination	(99,377)	(896,327)	26,586
Mineral Resources Ltd.	Morgan Stanley	08/21/2026	4.07	Termination	(15,314)	(709,771)	(89,292)
Mineral Resources Ltd.	Goldman Sachs	08/25/2026	4.07	Termination	(1,710)	(79,255)	(7,739)
Wesfarmers Ltd.	Goldman Sachs	07/13/2026	4.07	Termination	(14,691)	(512,790)	(60,993)
Wisetech Global Ltd.	Goldman Sachs	08/28/2026	4.07	Termination	(15,793)	(711,198)	(2,539)
						(5,241,570)	(196,808)
Belgium
Melexis NV	Goldman Sachs	06/29/2026	3.65	Termination	(8,102)	(766,088)	(10,939)
Brazil
Klabin SA - Unit	Morgan Stanley	01/19/2026	5.33	Termination	(142,300)	(654,596)	(110,516)

The accompanying notes are an integral part of the financial statements.

72  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Canada
Patriot Battery Metals, Inc.	Morgan Stanley	07/20/2026	5.00	Termination	(38,700)	$(322,214)	$76,895
Royal Bank of Canada	Goldman Sachs	07/10/2026	5.01	Termination	(8,459)	(762,136)	24,431
						(1,084,350)	101,326
Denmark
Ambu A/S, Class B	Goldman Sachs	06/29/2026	3.46	Termination	(14,628)	(177,713)	50,928
Finland
Nokian Renkaat Oyj	Goldman Sachs	06/29/2026	3.65	Termination	(87,932)	(763,366)	19,957
Valmet Oyj	Goldman Sachs	06/29/2026	3.65	Termination	(24,890)	(634,254)	18,638
						(1,397,620)	38,595
France
Sartorius Stedim Biotech	Goldman Sachs	06/29/2026	3.65	Termination	(2,677)	(760,826)	(97,632)
Germany
Symrise AG	Goldman Sachs	06/29/2026	3.65	Termination	(4,504)	(469,638)	(13,158)
Hong Kong
Techtronic Industries Co., Ltd.	Goldman Sachs	06/29/2026	1.69	Termination	(60,500)	(597,876)	61,949
Japan
Aeon Co., Ltd.	Goldman Sachs	06/29/2026	-0.06	Termination	(25,900)	(537,421)	(12,879)
Aozora Bank Ltd.	Morgan Stanley	06/29/2026	-0.06	Termination	(49,500)	(973,704)	(58,688)
Aozora Bank Ltd.	Goldman Sachs	08/25/2026	-0.06	Termination	(5,500)	(108,189)	(2,435)
Furukawa Electric Co., Ltd.	Goldman Sachs	08/10/2026	-0.06	Termination	(41,600)	(716,231)	(29,128)
Hirose Electric Co., Ltd.	Goldman Sachs	06/29/2026	-0.06	Termination	(4,100)	(497,512)	29,687
Lasertec Corp.	Goldman Sachs	06/29/2026	-0.06	Termination	(1,800)	(280,525)	(24,092)
Minebea Mitsumi, Inc.	Goldman Sachs	08/21/2026	-0.06	Termination	(75,800)	(1,289,686)	(31,308)
Mitsui Chemicals, Inc.	Goldman Sachs	08/24/2026	-0.06	Termination	(34,000)	(924,458)	(2,363)
Murata Manufacturing Co., Ltd.	Goldman Sachs	06/29/2026	-0.06	Termination	(11,700)	(658,198)	(11,497)
Musashi Seimitsu Industry Co.	Goldman Sachs	06/29/2026	-0.06	Termination	(70,500)	(840,699)	(5,832)
Nidec Corp.	Goldman Sachs	06/29/2026	-0.06	Termination	(11,000)	(577,010)	(5,264)
Nomura Real Estate Master Fund, Inc.	Goldman Sachs	06/29/2026	-0.06	Termination	(752)	(884,341)	(29,180)
Rakuten Group, Inc.	Goldman Sachs	06/29/2026	-0.06	Termination	(99,700)	(389,426)	(59,674)
Sharp Corp.	Goldman Sachs	06/29/2026	-0.06	Termination	(84,800)	(522,747)	(56,708)
Shinko Electric Industries Co., Ltd.	Goldman Sachs	02/24/2026	-0.06	Termination	(16,600)	(681,821)	(180,729)
Tobu Railway Co., Ltd.	Goldman Sachs	08/24/2026	-0.06	Termination	(19,500)	(535,163)	(18,079)
Trend Micro, Inc.	Goldman Sachs	08/17/2026	-0.06	Termination	(12,200)	(518,958)	(1,451)
						(10,936,089)	(499,620)
Luxembourg
B&M European Value Retail SA	Goldman Sachs	08/03/2026	5.19	Termination	(99,873)	(730,775)	(29,712)
Eurofins Scientific	Goldman Sachs	08/07/2026	3.65	Termination	(8,213)	(506,205)	14,455
						(1,236,980)	(15,257)
New Zealand
Xero Ltd.	Goldman Sachs	06/29/2026	4.07	Termination	(7,953)	(644,658)	(67,555)
Sweden
Avanza Bank Holding AB	Goldman Sachs	06/29/2026	3.71	Termination	(52,681)	(1,020,082)	716
Fastighets AB Balder, Class B	Goldman Sachs	06/29/2026	3.71	Termination	(202,406)	(970,573)	(252,228)
Getinge AB, Class B	Goldman Sachs	08/31/2026	3.71	Termination	(31,361)	(545,241)	2,279
Husqvarna AB, Class B	Goldman Sachs	06/29/2026	3.71	Termination	(99,245)	(856,615)	(4,141)
Mips AB	Goldman Sachs	07/21/2026	3.71	Termination	(22,614)	(837,142)	163,915
Nordnet AB	Goldman Sachs	07/10/2026	3.71	Termination	(62,932)	(816,791)	(10,659)
Sagax AB, Class B	Goldman Sachs	06/29/2026	3.71	Termination	(33,268)	(693,102)	(48,937)
Telia Co., AB	Goldman Sachs	06/29/2026	3.71	Termination	(339,289)	(685,179)	24,290
						(6,424,725)	(124,765)
Switzerland
ABB Ltd.	Morgan Stanley	06/26/2026	1.71	Termination	(16,856)	(642,869)	11,462
Comet Holding AG	Morgan Stanley	06/26/2026	1.71	Termination	(3,316)	(852,884)	(18,087)
Idorsia Ltd.	Morgan Stanley	06/26/2026	1.71	Termination	(79,204)	(434,508)	246,035
Idorsia Ltd.	Goldman Sachs	07/28/2026	1.71	Termination	(34,899)	(191,454)	33,653
Kardex Holding AG	Morgan Stanley	06/26/2026	1.71	Termination	(2,256)	(519,722)	(35,593)
Vat Group AG	Morgan Stanley	06/26/2026	1.71	Termination	(1,360)	(545,632)	(1,672)
						(3,187,069)	235,798

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  73

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan
Acer, Inc.	Goldman Sachs	04/17/2026	5.33	Termination	(556,000)	$(638,990)	$(95,392)
Advantech Co., Ltd.	Goldman Sachs	12/31/2030	5.33	Termination	(8,000)	(86,415)	(31)
Advantech Co., Ltd.	Morgan Stanley	01/19/2026	5.33	Termination	(22,199)	(239,789)	7,520
Advantech Co., Ltd.	Goldman Sachs	12/08/2025	5.33	Termination	(52,489)	(566,976)	(91,243)
Advantech Co., Ltd.	HSBC	12/22/2025	0.00	Termination	(1,099)	(11,871)	(1,305)
Formosa Plastics Corp.	Goldman Sachs	05/05/2026	5.33	Termination	(160,000)	(399,416)	77,482
Nan Ya Plastics Corp.	Morgan Stanley	01/19/2026	5.33	Termination	(138,000)	(286,430)	38,794
Nan Ya Plastics Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(64,000)	(132,837)	10,743
						(2,362,724)	(53,432)
United Kingdom
abrdn PLC	Goldman Sachs	02/23/2026	5.19	Termination	(328,036)	(686,083)	147,832
Antofagasta PLC	Morgan Stanley	01/19/2026	5.19	Termination	(2,280)	(41,823)	8,477
Antofagasta PLC	Goldman Sachs	12/08/2025	5.19	Termination	(45,967)	(843,185)	55,419
Associated British Foods PLC	Morgan Stanley	01/19/2026	5.19	Termination	(752)	(18,981)	(1,324)
Associated British Foods PLC	Goldman Sachs	12/08/2025	5.19	Termination	(23,223)	(586,172)	(88,993)
Dunelm Group PLC	Morgan Stanley	01/19/2026	5.19	Termination	(1,523)	(22,457)	(2,489)
Dunelm Group PLC	Goldman Sachs	12/08/2025	5.19	Termination	(57,921)	(854,078)	(62,337)
Ocado Group PLC	Goldman Sachs	08/03/2026	5.19	Termination	(54,362)	(600,235)	4,734
Segro PLC	Goldman Sachs	03/24/2026	5.19	Termination	(82,272)	(768,535)	(14,126)
Severn Trent PLC	Goldman Sachs	08/17/2026	5.19	Termination	(23,519)	(715,053)	(14,895)
						(5,136,602)	32,298
United States
Acushnet Holdings Corp.	Goldman Sachs	06/29/2026	5.33	Termination	(8,545)	(500,310)	(54,989)
Adient PLC	Morgan Stanley	01/19/2026	5.33	Termination	(532)	(20,838)	1,479
Adient PLC	Goldman Sachs	12/08/2025	5.33	Termination	(21,163)	(828,955)	(46,725)
Affirm Holdings, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(14,951)	(311,130)	(97,038)
Ameresco, Inc., Class A	Goldman Sachs	06/29/2026	5.33	Termination	(11,038)	(480,043)	15,239
Avangrid, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(13,957)	(481,517)	39,899
B&G Foods, Inc.	Morgan Stanley	06/29/2026	5.33	Termination	(34,570)	(442,150)	40,327
B. Riley Financial, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(13,435)	(687,939)	(46,589)
B. Riley Financial, Inc.	Morgan Stanley	08/04/2026	5.33	Termination	(2,939)	(150,492)	4,360
Bank of Hawaii Corp.	Goldman Sachs	07/21/2026	5.33	Termination	(16,491)	(886,226)	8,020
Blackline, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(13,217)	(793,813)	(77,789)
Block, Inc.	HSBC	08/28/2026	5.30	Termination	(12,068)	(695,720)	(24,377)
Cassava Sciences, Inc.	Morgan Stanley	06/29/2026	5.33	Termination	(16,605)	(348,207)	32,185
Ceridian HCM Holding, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(11,308)	(820,056)	(86,539)
Cincinnati Financial Corp.	HSBC	08/28/2026	5.30	Termination	(7,504)	(793,848)	(13,282)
Commerce Bancshares, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(5,310)	(260,668)	(11,585)
Credit Acceptance Corp.	Goldman Sachs	06/29/2026	5.33	Termination	(2,362)	(1,185,181)	(33,450)
Doximity, Inc., Class A	Goldman Sachs	06/29/2026	5.33	Termination	(20,040)	(477,754)	86,349
Entegris, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(6,375)	(645,596)	17,218
Etsy, Inc.	HSBC	08/28/2026	5.30	Termination	(6,938)	(510,429)	(13,529)
Five Below, Inc.	HSBC	09/07/2026	0.00	Termination	(1,841)	(316,578)	—
Floor & Decor Holdings, Inc., Class A	Goldman Sachs	07/10/2026	5.33	Termination	(7,941)	(791,718)	10,526
General Electric Co.	HSBC	08/28/2026	5.30	Termination	(6,960)	(796,642)	(23,803)
Glacier Bancorp, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(29,684)	(896,754)	30,608
Greif, Inc., Class A	Goldman Sachs	06/29/2026	5.33	Termination	(11,626)	(843,931)	(61,528)
Howard Hughes Holdings, Inc.	Goldman Sachs	08/17/2026	5.33	Termination	(10,445)	(821,499)	(25,953)
Huntsman Corp.	HSBC	09/07/2026	0.00	Termination	(33,927)	(945,545)	—
LGI Homes, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(9,519)	(1,171,789)	28,568
Lowe’s Cos., Inc.	HSBC	08/28/2026	5.30	Termination	(2,307)	(531,717)	(17,326)
Matador Resources Co.	Goldman Sachs	06/29/2026	5.33	Termination	(17,516)	(1,112,266)	(216,687)
Moderna, Inc.	HSBC	08/28/2026	5.30	Termination	(5,251)	(593,731)	(2,205)
National Beverage Corp.	Goldman Sachs	06/29/2026	5.33	Termination	(9,925)	(509,252)	(18,657)
Novanta, Inc.	Goldman Sachs	08/24/2026	5.33	Termination	(400)	(66,792)	(6,465)
Novanta, Inc.	Morgan Stanley	08/10/2026	5.33	Termination	(3,582)	(598,122)	(53,708)
Palantir Technologies, Inc., Class A	Goldman Sachs	06/29/2026	5.33	Termination	(28,999)	(434,405)	(27,893)
Paramount Global, Class B	Goldman Sachs	06/29/2026	5.33	Termination	(32,993)	(497,864)	12,638

The accompanying notes are an integral part of the financial statements.

74  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
United States—(continued)
Portillo’s, Inc., Class A	Morgan Stanley	06/29/2026	5.33	Termination	(12,134)	$(222,538)	$19,408
Quantumscape Corp.	Goldman Sachs	06/29/2026	5.33	Termination	(15,506)	(110,713)	(7,753)
Quantumscape Corp.	Morgan Stanley	08/24/2026	5.33	Termination	(1,731)	(12,359)	(635)
Revance Therapeutics, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(14,385)	(253,608)	99,101
RLI Corp.	Goldman Sachs	08/17/2026	5.33	Termination	(4,589)	(603,545)	10,349
Rumble, Inc.	Morgan Stanley	06/29/2026	5.33	Termination	(20,113)	(168,346)	9,060
Rumble, Inc.	HSBC	08/28/2026	0.00	Termination	(7,000)	(58,590)	(8,723)
Rumble, Inc.	Goldman Sachs	08/31/2026	5.33	Termination	(37,588)	(314,612)	(39,304)
Selective Insurance Group	Goldman Sachs	06/29/2026	5.33	Termination	(3,751)	(372,137)	(9,229)
Southern Copper Corp.	Goldman Sachs	06/29/2026	5.33	Termination	(14,944)	(1,205,383)	(77,972)
Summit Materials, Inc., Class A	HSBC	09/07/2026	0.00	Termination	(20,180)	(754,934)	—
T Rowe Price Group, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(7,895)	(886,056)	(40,803)
Tandem Diabetes Care, Inc.	Goldman Sachs	08/28/2026	5.33	Termination	(17,198)	(470,537)	132
Tesla, Inc.	HSBC	08/28/2026	5.30	Termination	(8,147)	(2,102,578)	(228,442)
Texas Capital Bancshares, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(13,252)	(827,455)	(156,112)
TopBuild Corp.	Goldman Sachs	08/07/2026	5.33	Termination	(2,257)	(654,711)	(14,427)
Trade Desk, Inc., (The), Class A	Goldman Sachs	08/07/2026	5.33	Termination	(5,091)	(407,433)	21,411
Trupanion, Inc.	Goldman Sachs	06/29/2026	5.33	Termination	(13,782)	(409,739)	(94,108)
WD-40 Co.	Goldman Sachs	06/29/2026	5.33	Termination	(2,528)	(543,191)	(67,384)
West Pharmaceutical Services	HSBC	08/28/2026	5.30	Termination	(1,959)	(797,117)	(29,738)
						(33,425,059)	(1,247,870)
Total Short						(74,504,183)	(1,916,658)
Net unrealized gain/(loss) on Contracts For Difference							$(2,017,949)

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  75

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Bermuda	$3,798,568	$3,798,568	$—	$—
Brazil	2,156,980	2,156,980	—	—
Canada	14,504,750	13,949,143	555,607	—
China	1,449,854	—	1,449,854	—
Finland	368,316	—	368,316	—
France	5,875,892	—	5,875,892	—
Germany	1,237,486	—	1,237,486	—
India	2,084,706	2,084,706	—	—
Ireland	4,780,622	4,780,622	—	—
Israel	2,809,297	2,809,297	—	—
Japan	10,508,644	1,139,884	9,368,760	—
Netherlands	1,618,937	—	1,618,937	—
Singapore	2,618,650	—	2,618,650	—
South Korea	2,565,177	—	2,565,177	—
Switzerland	5,699,207	1,813,839	3,885,368	—
United Kingdom	5,728,326	3,324,608	2,403,718	—
United States	42,619,553	42,619,553	—	—
Corporate Bonds	1,193,794	—	—	1,193,794
Warrants	45,093	—	—	45,093
Short-Term Investments	45,061,742	4,657,665	40,404,077	—
Contracts For Difference
Equity Contracts	2,776,152	2,776,152	—	—
Total Assets	$159,501,746	$85,911,017	$72,351,842	$1,238,887

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Options Written
Equity Contracts	$(2,708,834)	$(1,206,464)	$(1,502,370)	$—
Contracts For Difference
Equity Contracts	(4,794,101)	(4,794,101)	— *	—
Total Liabilities	$(7,502,935)	$(6,000,565)	$(1,502,370)	$—

*	Value equals 0 as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

76  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—95.4%
COMMON STOCKS—58.7%
Brazil—1.5%
Eletromidia SA*	151,278	$494,276
Porto Seguro SA	46,600	245,796
Sendas Distribuidora SA	9,500	22,234
TIM SA	52,800	154,389
		916,695
China—14.7%
3SBio, Inc.	139,000	116,242
Anhui Heli Co., Ltd., Class A†	128,500	351,545
BOE Technology Group Co., Ltd., Class A†	3,800,180	2,089,211
COSCO SHIPPING Holdings Co., Ltd., Class H	750,000	769,114
Midea Group Co., Ltd., Class A†	119,700	928,030
Sany Heavy Industry Co., Ltd., Class A†	221,278	470,643
Tsingtao Brewery Co., Ltd., Class H	134,000	1,114,296
Weichai Power Co., Ltd., Class A†	983,700	1,589,603
XCMG Construction Machinery Co., Ltd., Class A†	737,500	612,335
Yixintang Pharmaceutical Group Co Ltd., Class A	13,000	40,485
Yixintang Pharmaceutical Group Co., Ltd., Class A†	158,200	492,673
YTO Express Group Co., Ltd., Class A†	59,300	122,917
Zhuzhou Kibing Group Co., Ltd., Class A†	348,600	417,119
		9,114,213
Cyprus—0.0%
Fix Price Group PLC - GDR*‡	21,704	0
Greece—1.2%
Hellenic Telecommunications Organization SA	12,744	190,450
JUMBO SA	18,008	556,910
		747,360
Hong Kong—0.6%
Orient Overseas International Ltd.	28,000	375,516
Hungary—0.2%
Richter Gedeon Nyrt	4,866	122,121
India—10.7%
Apollo Tyres Ltd.	205,132	961,752
Bajaj Auto Ltd.	11,436	636,797
Bank of Baroda	679,558	1,534,500
Gravita India Ltd.*	22,952	216,646
Indian Hotels Co., Ltd.	125,754	638,787
ITC Ltd.	29,715	157,738
Mahindra & Mahindra Ltd.	49,641	943,857
PB Fintech Ltd.*	47,267	441,806
Phoenix Mills Ltd., (The)	6,379	138,597
Power Grid Corp. of India Ltd.	118,599	350,052
Zydus Lifesciences Ltd.	82,530	623,268
		6,643,800
Indonesia—2.8%
Bank Central Asia Tbk PT	330,900	199,204
Bank Mandiri Persero Tbk PT	3,507,200	1,386,880
Bank Negara Indonesia Persero Tbk PT	259,100	156,031
		1,742,115
	NUMBER OF SHARES	VALUE
Israel—0.7%
Mizrahi Tefahot Bank Ltd.	14,078	$462,890
Mexico—2.0%
Arca Continental SAB de CV	20,900	204,091
Grupo Financiero Banorte SAB de CV, Class O	124,500	1,056,795
		1,260,886
Singapore—2.5%
DBS Group Holdings Ltd.	5,100	125,530
Singapore Airlines Ltd.	117,100	595,001
United Overseas Bank Ltd.	38,200	802,481
		1,523,012
South Africa—0.4%
Life Healthcare Group Holdings Ltd.	94,465	107,396
Thungela Resources Ltd.	13,654	108,451
		215,847
South Korea—11.2%
Classys, Inc.	8,327	243,771
Daewoo Engineering & Construction Co., Ltd.*	62,264	216,396
Hana Financial Group, Inc.	10,958	327,454
Hankook Tire & Technology Co., Ltd.	57,280	1,676,652
Hanon Systems	45,408	312,642
Hanwha Systems Co., Ltd.	37,971	385,272
HD Hyundai Infracore Co., Ltd.	39,622	314,914
HK inno N Corp.	6,306	176,316
HL Mando Co., Ltd.	14,252	451,178
Hyundai Engineering & Construction Co., Ltd.	16,672	447,176
Hyundai Mobis Co., Ltd.	2,132	372,215
JYP Entertainment Corp.	2,088	177,083
LIG Nex1 Co., Ltd.	3,680	235,677
SK Hynix, Inc.	17,108	1,573,084
		6,909,830
Taiwan—5.6%
Accton Technology Corp.	121,000	1,804,635
Evergreen Marine Corp. Taiwan Ltd.	147,000	490,911
Innolux Corp.	988,000	447,545
Nanya Technology Corp.	136,000	283,379
Yang Ming Marine Transport Corp.	308,000	407,959
		3,434,429
Thailand—1.9%
AP Thailand PCL - NVDR	372,900	135,188
Bangkok Bank PCL	140,200	678,265
Bumrungrad Hospital PCL	35,000	258,871
Supalai PCL - NVDR	208,500	129,147
		1,201,471
United Arab Emirates—0.7%
Abu Dhabi Islamic Bank PJSC	145,148	411,773
United States—2.0%
Samsonite International SA*	369,600	1,237,262
TOTAL COMMON STOCKS (Cost $33,010,825)		36,319,220
PREFERRED STOCKS—1.2%
South Korea—1.2%
Samsung Electronics Co., Ltd. 2.661%	17,491	713,982
TOTAL PREFERRED STOCKS (Cost $384,453)		713,982

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  77

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—35.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 5.22%(a)†	3,758,537	$3,758,537
Federated Hermes U.S. Treasury Cash Reserves, 5.19%(a)†	3,758,537	3,758,537
Goldman Sachs Financial Square Funds - Treasury Instruments Fund, 5.17%(a)†	3,758,537	3,758,537
MSILF Treasury Securities Portfolio, 5.21%(a)†	3,758,537	3,758,537
Tri-State Deposit, 5.45%(a)	6,060,419	6,060,419
U.S. Bank Money Market Deposit Account, 5.20%(a)	851,401	851,401
TOTAL SHORT-TERM INVESTMENTS (Cost $21,945,968)		21,945,968
TOTAL LONG POSITIONS—95.4% (Cost $55,341,246)		58,979,170

SECURITIES SOLD SHORT—(0.5%)
COMMON STOCKS—(0.5%)
Hong Kong—(0.4%)
SITC International Holdings Co., Ltd.	(118,000)	(220,083)
United Kingdom—(0.1%)
Antofagasta PLC	(4,203)	(76,974)
TOTAL COMMON STOCKS (Proceeds $(292,182))		(297,057)
TOTAL SECURITIES SOLD SHORT—(0.5%) (Proceeds $(292,182))		(297,057)
OTHER ASSETS IN EXCESS OF LIABILITIES—5.1%		3,142,615
NET ASSETS—100.0%		$61,824,728

GDR	Global Depositary Receipt
PLC	Public Limited Company
NVDR	Non-voting Depository Receipt
*	Non-income producing.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	The rate shown is as of August 31, 2023.
‡	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by the Adviser, as valuation designee, under the oversight of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2023, these securities amounted to $0 or 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

78  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2023, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Austria
Erste Group Bank AG	Goldman Sachs	12/08/2025	3.65%	Termination	14,939	$534,085	$35,513
Brazil
Banco do Brasil SA	Morgan Stanley	12/08/2025	5.33	Termination	308,600	2,954,478	772,901
Cielo SA	Morgan Stanley	12/08/2025	5.33	Termination	115,100	86,928	(11,208)
Itau Unibanco Holding SA - SP ADR	Goldman Sachs	12/08/2025	5.33	Termination	14,564	80,102	13,821
Sendas Distribuidora SA	Goldman Sachs	12/08/2025	5.33	Termination	40,300	94,320	(60,607)
TIM SA - ADR	Goldman Sachs	08/24/2026	5.33	Termination	12,543	183,880	(3,410)
						3,399,708	711,497
Cayman Islands
StoneCo Ltd., Class A	Goldman Sachs	08/28/2026	5.33	Termination	51,690	633,719	17,788
Chile
Banco Santander Chile - SP ADR	Morgan Stanley	12/08/2025	5.33	Termination	3,928	75,143	14,849
China
Alibaba Group Holding Ltd.	Goldman Sachs	12/08/2025	4.91	Termination	15,700	180,576	(5,143)
Alibaba Group Holding Ltd. - SP ADR	Goldman Sachs	12/08/2025	5.33	Termination	6,514	605,151	(3,606)
DaShenLin Pharmaceutical Group Co., Ltd., Class A	Goldman Sachs	05/29/2026	5.33	Termination	156,140	569,499	(47,012)
JD.com, Inc. - SP ADR	Goldman Sachs	12/08/2025	5.33	Termination	8,231	273,352	(211,485)
JD.com, Inc., Class A	Goldman Sachs	12/08/2025	4.91	Termination	1,054	17,311	(12,851)
Proya Cosmetics Co., Ltd., Class A	Goldman Sachs	12/08/2025	5.33	Termination	59,960	919,115	(28,732)
Proya Cosmetics Co., Ltd., Class A	Goldman Sachs	07/31/2026	5.33	Termination	4,900	75,111	(593)
Tencent Holdings Ltd.	Goldman Sachs	12/31/2025	4.91	Termination	400	16,577	(1,948)
Tencent Holdings Ltd.	Goldman Sachs	12/08/2025	4.91	Termination	11,700	484,867	39,938
Trip.com Group Ltd. - ADR	Goldman Sachs	12/08/2025	5.33	Termination	27,433	1,078,391	91,069
Vipshop Holdings Ltd. - ADR	Goldman Sachs	06/26/2026	5.33	Termination	40,938	646,411	(40,963)
						4,866,361	(221,326)
Israel
InMode Ltd.	Goldman Sachs	12/08/2025	5.33	Termination	24,067	940,779	53,784
Mizrahi Tefahot Bank Ltd.	Goldman Sachs	12/12/2025	4.77	Termination	18,587	611,902	6,948
Monday.com Ltd.	Goldman Sachs	03/17/2026	5.33	Termination	4,055	719,519	143,364
Wix.com Ltd.	Goldman Sachs	05/18/2026	5.33	Termination	6,799	671,537	117,182
						2,943,737	321,278
Japan
Suzuki Motor Corp.	Goldman Sachs	08/24/2026	-0.06	Termination	13,100	516,365	40,998
Mexico
Arca Continental SAB de CV	Goldman Sachs	03/02/2026	5.33	Termination	16,600	162,101	21,428
Cemex SAB de CV - SP ADR	Morgan Stanley	08/31/2026	5.33	Termination	19,374	154,411	(3,086)
Coca-Cola Femsa SAB de CV - SP ADR	Goldman Sachs	02/09/2026	5.33	Termination	2,193	185,835	22,923
Gruma SAB de CV, Class B	Morgan Stanley	08/17/2026	5.33	Termination	12,665	210,671	(8,351)
Grupo Comercial Chedraui SA de CV	Morgan Stanley	12/08/2025	5.33	Termination	84,500	473,632	114,624
Orbia Advance Corp., SAB de CV	Goldman Sachs	06/08/2026	5.33	Termination	217,300	483,654	5,357
						1,670,304	152,895
Peru
Credicorp Ltd.	Goldman Sachs	03/03/2026	5.33	Termination	889	125,731	9,723
Portugal
Jeronimo Martins SGPS SA	Goldman Sachs	12/08/2025	3.65	Termination	72,837	1,856,052	205,238
Russia
Detsky Mir PJSC	Goldman Sachs	09/18/2025	5.33	Monthly	316,240	—	(469,314)
Headhunter Group PLC - ADR	Morgan Stanley	09/26/2023	5.33	Monthly	7,725	—	(116,107)
Magnit PJSC - SP GDR	Goldman Sachs	09/16/2025	5.33	Monthly	37,249	—	(462)
Sberbank PJSC - SP ADR	Goldman Sachs	09/16/2025	5.33	Monthly	23,338	—	(1,057)
						—	(586,940)

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  79

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Singapore
DBS Group Holdings Ltd.	Goldman Sachs	12/08/2025	3.82	Termination	15,151	$373,324	$(6,094)
Singapore Airlines Ltd.	Goldman Sachs	04/24/2026	3.82	Termination	131,900	670,504	55,132
						1,043,828	49,038
South Africa
Aspen Pharmacare Holdings Ltd.	Morgan Stanley	12/09/2025	8.20	Termination	91,103	830,709	80,290
Thungela Resources Ltd.	Goldman Sachs	08/24/2026	5.19	Termination	9,118	71,984	8,852
						902,693	89,142
South Korea
Doosan Bobcat, Inc.	Goldman Sachs	07/03/2026	5.33	Termination	15,203	618,817	(55,397)
HD Hyundai Infracore Co., Ltd.	Goldman Sachs	07/13/2026	5.33	Termination	75,535	601,766	(80,617)
Hyundai Engineering & Construction Co., Ltd.	Goldman Sachs	08/18/2026	5.33	Termination	6,969	187,176	3,646
Hyundai Mobis Co., Ltd.	Goldman Sachs	12/08/2025	5.33	Termination	6,078	1,062,242	49,356
Hyundai Steel Co.	Goldman Sachs	08/31/2026	5.33	Termination	12,082	330,901	12,639
Hyundai Wia Corp.	Goldman Sachs	08/03/2026	5.33	Termination	6,424	279,949	(33,880)
Orion Corp.	Goldman Sachs	02/02/2026	5.33	Termination	2,140	197,202	(15,963)
Samsung Electronics Co., Ltd. - GDR	Goldman Sachs	03/30/2026	5.33	Termination	1,208	1,525,704	55,981
SK Hynix, Inc.	Goldman Sachs	12/08/2025	5.33	Termination	5,402	497,797	148,366
						5,301,554	84,131
Taiwan
AUO Corp.	Morgan Stanley	08/17/2026	5.33	Termination	551,000	307,971	(12,278)
Elan Microelectronics Corp.	Goldman Sachs	07/13/2026	5.33	Termination	49,000	184,636	14,610
Hiwin Technologies Corp.	Goldman Sachs	07/13/2026	5.33	Termination	74,000	476,347	(30,466)
Innolux Corp.	Goldman Sachs	08/17/2026	5.33	Termination	963,300	437,087	(37,682)
Nanya Technology Corp.	Goldman Sachs	08/17/2026	5.33	Termination	312,000	652,480	(14,216)
						2,058,521	(80,032)
United Kingdom
Hikma Pharmaceuticals PLC	Goldman Sachs	07/14/2026	5.19	Termination	23,113	640,930	104,104
Wizz Air Holdings PLC	Morgan Stanley	06/01/2026	5.19	Termination	20,406	582,408	(149,647)
						1,223,338	(45,543)
United States
Micron Technology, Inc.	Goldman Sachs	05/18/2026	5.33	Termination	9,727	680,306	55,242
Uruguay
Arcos Dorados Holdings, Inc., Class A	Goldman Sachs	03/17/2026	5.33	Termination	61,246	604,498	110,333
Total Long						28,435,943	963,824
Short
Australia
Allkem Ltd.	Goldman Sachs	04/17/2026	4.07	Termination	(53,477)	(486,492)	(93,854)
IGO Ltd.	Goldman Sachs	04/17/2026	4.07	Termination	(47,853)	(431,608)	(37,794)
						(918,100)	(131,648)
Brazil
B3 SA - Brasil Bolsa Balcao	Bank of America	12/08/2025	5.33	Termination	(42,800)	(111,925)	(12,310)
Banco Santander Brasil	JPMorgan	07/24/2026	1.06	Termination	(50,800)	(280,361)	32,425
Hapvida Participacoes e Investimentos SA	Morgan Stanley	05/18/2026	5.33	Termination	(135,191)	(116,844)	(28,259)
Klabin SA - Unit	Morgan Stanley	12/08/2025	5.33	Termination	(14,600)	(67,162)	(10,686)
Localiza Rent a Car SA	JPMorgan	05/18/2026	5.03	Termination	(39,600)	(506,350)	(4,015)
Natura & Co. Holding SA	Morgan Stanley	12/08/2025	5.33	Termination	(40,000)	(123,101)	(28,253)
Natura & Co. Holding SA - SP ADR	Morgan Stanley	04/06/2026	5.33	Termination	(18,207)	(110,699)	(14,302)
Pagseguro Digital Ltd., Class A	Goldman Sachs	12/08/2025	5.33	Termination	(6,894)	(61,908)	1,724
Petro Rio SA	JPMorgan	05/25/2026	5.19	Termination	(40,400)	(380,745)	(80,715)
Sigma Lithium Corp.	Goldman Sachs	04/14/2026	5.33	Termination	(7,700)	(235,928)	53,574
Suzano SA - SP ADR	Goldman Sachs	12/08/2025	5.33	Termination	(5,780)	(58,494)	(1,821)
Vamos Locacao de Caminhoes Maquinas E Equipamentos SA	Bank of America	08/25/2026	5.33	Termination	(124,323)	(295,490)	18,869
WEG SA	JPMorgan	05/25/2026	5.17	Termination	(63,100)	(456,043)	30,318
						(2,805,050)	(43,451)

The accompanying notes are an integral part of the financial statements.

80  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Chile
Sociedad Quimica y Minera de Chile SA - SP ADR	Goldman Sachs	03/31/2026	5.33	Termination	(6,994)	$(437,754)	$123,284
China
China Coal Energy Co., Class H	Goldman Sachs	07/28/2026	1.69	Termination	(425,000)	(289,932)	22,236
China National Building Material Co., Ltd., Class H	Goldman Sachs	12/08/2025	1.69	Termination	(594,000)	(302,213)	177,613
China Resources Microelectronics Ltd., Class A	Morgan Stanley	12/29/2025	5.33	Termination	(7,100)	(57,003)	(1,376)
China Resources Microelectronics Ltd., Class A	Goldman Sachs	07/21/2026	5.33	Termination	(43,172)	(346,610)	(19,780)
China Shenhua Energy Co., Class H	Goldman Sachs	07/28/2026	1.69	Termination	(159,000)	(463,273)	10,670
Ganfeng Lithium Group Co., Ltd.	HSBC	04/20/2026	4.76	Termination	(71,000)	(339,503)	125,904
Hangzhou Silan Microelectronics Co., Ltd., Class A	Goldman Sachs	12/08/2025	5.33	Termination	(84,400)	(293,482)	99,338
Hangzhou Silan Microelectronics Co., Ltd., Class A	HSBC	12/05/2025	5.30	Termination	(18,512)	(64,371)	32,080
Hua Hong Semiconductor Ltd.	Goldman Sachs	12/08/2025	1.69	Termination	(149,000)	(389,488)	120,646
Hua Hong Semiconductor Ltd.	HSBC	08/07/2026	4.76	Termination	(17,000)	(44,438)	9,877
Maxscend Microelectronics Co., Ltd., Class A	HSBC	08/10/2026	5.30	Termination	(2,200)	(37,450)	(222)
Maxscend Microelectronics Co., Ltd., Class A	Goldman Sachs	12/08/2025	5.33	Termination	(13,000)	(221,297)	(4,978)
Pingdingshan Tianan Coal Mining Co., Ltd., Class A	Morgan Stanley	07/31/2026	5.33	Termination	(182,467)	(213,999)	(13,384)
Shaanxi Coal Industry Co., Ltd., Class A	Morgan Stanley	07/31/2026	5.33	Termination	(68,700)	(156,809)	2,421
Skshu Paint Co., Ltd., Class A	HSBC	12/05/2025	5.30	Termination	(4,620)	(47,739)	8,846
Tianqi Lithium Corp., Class H	Morgan Stanley	04/24/2026	1.90	Termination	(40,400)	(221,515)	71,314
Tongwei Co., Ltd., Class A	HSBC	05/19/2026	5.30	Termination	(53,700)	(236,303)	63,587
Tongwei Co., Ltd., Class A	Morgan Stanley	07/20/2026	5.33	Termination	(41,400)	(182,178)	17,458
Vanchip (Tianjin) Technology Co., Ltd., Class A	Morgan Stanley	02/23/2026	5.33	Termination	(1,782)	(18,040)	(5,288)
Will Semiconductor Co., Ltd., Shanghai, Class A	Goldman Sachs	12/08/2025	5.33	Termination	(9,335)	(117,830)	(7,648)
Yankuang Energy Group Co., Ltd., Class H	HSBC	04/13/2026	4.76	Termination	(186,000)	(292,198)	12,280
Yankuang Energy Group Co., Ltd., Class H	Morgan Stanley	04/06/2026	1.90	Termination	(162,000)	(254,495)	115,689
						(4,590,166)	837,283
Hong Kong
China Taiping Insurance Holdings Co., Ltd.	Goldman Sachs	12/08/2025	1.69	Termination	(99,400)	(104,694)	9,551
GCL Technology Holdings Ltd.	Goldman Sachs	05/11/2026	1.69	Termination	(2,234,000)	(387,414)	125,062
GCL Technology Holdings Ltd.	HSBC	08/07/2026	4.76	Termination	(252,000)	(43,701)	7,605
Nine Dragons Paper Holdings Ltd.	Goldman Sachs	12/08/2025	1.69	Termination	(575,000)	(318,942)	143,501
Techtronic Industries Co., Ltd.	Goldman Sachs	12/08/2025	1.69	Termination	(23,500)	(232,233)	67,422
						(1,086,984)	353,141
India
Infosys Ltd. - SP ADR	Goldman Sachs	07/14/2026	5.33	Termination	(26,285)	(456,570)	(28,690)
Wipro Ltd. - ADR	Goldman Sachs	07/14/2026	5.33	Termination	(87,140)	(426,115)	(10,974)
						(882,685)	(39,664)
Indonesia
Unilever Indonesia Tbk PT	JPMorgan	04/13/2026	1.31	Termination	(857,400)	(206,609)	35,266
Unilever Indonesia Tbk PT	Bank of America	08/31/2026	0.00	Termination	(378,800)	(91,280)	1,803
Unilever Indonesia Tbk PT	HSBC	12/02/2025	5.30	Termination	(954,700)	(230,056)	35,993
						(527,945)	73,062
Israel
Camtek Ltd.	Morgan Stanley	02/16/2026	5.33	Termination	(10,001)	(603,060)	(341,901)
Camtek Ltd.	Goldman Sachs	12/08/2025	5.33	Termination	(4,356)	(262,667)	(158,036)
Nova Ltd.	Morgan Stanley	02/16/2026	5.33	Termination	(3,266)	(421,118)	(124,982)
Nova Ltd.	Goldman Sachs	12/08/2025	5.33	Termination	(1,585)	(204,370)	(66,919)
						(1,491,215)	(691,838)

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  81

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Japan
Ibiden Co., Ltd.	Goldman Sachs	02/23/2026	-0.06	Termination	(6,200)	$(374,655)	$(177,894)
Lasertec Corp.	HSBC	08/07/2026	-0.06	Termination	(700)	(109,093)	(6,701)
Lasertec Corp.	Goldman Sachs	12/08/2025	-0.06	Termination	(3,600)	(561,050)	106,148
Shinko Electric Industries Co., Ltd.	Morgan Stanley	02/16/2026	-0.06	Termination	(10,100)	(414,843)	(150,488)
Shinko Electric Industries Co., Ltd.	Goldman Sachs	04/14/2026	-0.06	Termination	(1,600)	(65,718)	(20,983)
Tokyo Electron Ltd.	Goldman Sachs	05/11/2026	-0.06	Termination	(1,300)	(192,773)	(52,896)
						(1,718,132)	(302,814)
Luxembourg
Globant SA	Goldman Sachs	07/14/2026	5.33	Termination	(1,847)	(377,656)	(37,996)
Mexico
Grupo Mexico SAB de CV, Class B	Goldman Sachs	12/08/2025	5.33	Termination	(38,600)	(184,505)	(30,761)
Russia
Ozon Holdings PLC - ADR	Goldman Sachs	09/16/2025	5.33	Monthly	(27,082)	—	314,151
VK Co., Ltd.	Morgan Stanley	09/23/2026	5.33	Monthly	(77,484)	—	140,169
						—	454,320
Saudi Arabia
Al Rajhi Bank	Goldman Sachs	07/27/2026	5.33	Termination	(16,656)	(320,628)	(5,214)
Saudi Arabian Oil Co.	Goldman Sachs	04/27/2026	5.33	Termination	(34,817)	(323,974)	(25,433)
						(644,602)	(30,647)
South Africa
Capitec Bank Holdings Ltd.	HSBC	08/10/2026	8.06	Termination	(597)	(50,096)	3,541
Capitec Bank Holdings Ltd.	Goldman Sachs	12/08/2025	8.06	Termination	(5,435)	(456,068)	70,968
Clicks Group Ltd.	Goldman Sachs	07/27/2026	8.06	Termination	(11,006)	(159,393)	(8,252)
Sappi Ltd.	Goldman Sachs	12/08/2025	8.06	Termination	(53,777)	(114,217)	25,594
Sappi Ltd.	Bank of America	09/07/2026	0.00	Termination	(89,921)	(190,914)	—
Shoprite Holdings Ltd.	Goldman Sachs	07/27/2026	8.06	Termination	(23,631)	(330,133)	(28,448)
						(1,300,821)	63,403
South Korea
Amorepacific Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(4,099)	(415,250)	(32,663)
Chunbo Co., Ltd.	Goldman Sachs	12/12/2025	5.33	Termination	(657)	(74,858)	42,855
Chunbo Co., Ltd.	Morgan Stanley	12/08/2025	5.33	Termination	(1,824)	(207,826)	116,480
Chunbo Co., Ltd.	JPMorgan	08/07/2026	-2.94	Termination	(437)	(49,792)	10,501
EcoPro BM Co., Ltd.	Goldman Sachs	05/04/2026	5.33	Termination	(963)	(236,424)	(52,794)
Hansol Chemical Co., Ltd.	Goldman Sachs	12/12/2025	5.33	Termination	(962)	(117,543)	28,726
Hansol Chemical Co., Ltd.	JPMorgan	08/07/2026	4.31	Termination	(425)	(51,929)	12,375
Hansol Chemical Co., Ltd.	Morgan Stanley	12/08/2025	5.33	Termination	(1,637)	(200,019)	53,803
Hyundai Motor Co.	Goldman Sachs	04/14/2026	5.33	Termination	(9)	(1,288)	32
Hyundai Motor Co.	Morgan Stanley	12/08/2025	5.33	Termination	(1,052)	(150,507)	(19,297)
KakaoBank Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(4,670)	(93,100)	5,889
Kia Corp.	Morgan Stanley	12/08/2025	5.33	Termination	(1,632)	(99,025)	(18,471)
Leeno Industrial, Inc.	Morgan Stanley	12/08/2025	5.33	Termination	(3,269)	(415,751)	5,608
Leeno Industrial, Inc.	Goldman Sachs	08/07/2026	5.33	Termination	(586)	(74,527)	(1,478)
LG H&H Co., Ltd.	Goldman Sachs	12/08/2025	5.33	Termination	(746)	(262,165)	73,246
Naver Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(1,097)	(178,026)	(15,511)
Netmarble Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(6,471)	(209,784)	44,866
SK Biopharmaceuticals Co., Ltd.	Goldman Sachs	12/08/2025	5.33	Termination	(1,060)	(68,729)	(9,195)
SK Bioscience Co., Ltd.	Goldman Sachs	02/13/2026	5.33	Termination	(2,328)	(129,280)	8,548
TSE Co., Ltd.	Goldman Sachs	12/08/2025	5.33	Termination	(12,024)	(383,440)	(627)
						(3,419,263)	252,893
Taiwan
Acer, Inc.	Morgan Stanley	12/08/2025	5.33	Termination	(535,000)	(614,856)	(205,419)
ASMedia Technology, Inc.	Goldman Sachs	12/08/2025	5.33	Termination	(17,000)	(524,736)	(112,873)
ASMedia Technology, Inc.	JPMorgan	08/10/2026	-4.94	Termination	(2,000)	(61,734)	(1,840)
Compal Electronics, Inc.	Goldman Sachs	12/08/2025	5.33	Termination	(457,000)	(457,768)	(129,817)
Dyaco International, Inc.	HSBC	12/02/2025	5.30	Termination	(83,393)	(84,319)	20,763
Faraday Technology Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(52,000)	(563,327)	(259,334)
Formosa Plastics Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(60,000)	(149,781)	23,106
Kinsus Interconnect Technology Corp.	Morgan Stanley	12/08/2025	5.33	Termination	(142,000)	(472,642)	150,663
Mediatek, Inc.	Goldman Sachs	12/08/2025	5.33	Termination	(23,000)	(509,161)	49,069
Micro-Star International Co., Ltd.	Morgan Stanley	12/08/2025	5.33	Termination	(80,000)	(400,672)	(83,455)
Nan Ya Printed Circuit Board Corp.	JPMorgan	08/10/2026	-2.69	Termination	(13,000)	(98,582)	3,162

The accompanying notes are an integral part of the financial statements.

82  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan—(continued)
Nan Ya Printed Circuit Board Corp.	Morgan Stanley	12/08/2025	5.33	Termination	(72,000)	$(545,994)	$169,506
Nuvoton Technology Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(143,000)	(554,551)	31,559
Pan Jit International, Inc.	Goldman Sachs	08/10/2026	5.33	Termination	(49,000)	(98,780)	10,202
Pan Jit International, Inc.	Morgan Stanley	12/08/2025	5.33	Termination	(281,000)	(566,474)	15,858
Parade Technologies Ltd.	Goldman Sachs	12/08/2025	5.33	Termination	(20,000)	(563,955)	(16,136)
Powerchip Semiconductor Manufacturing Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(363,000)	(317,446)	101,611
Powerchip Semiconductor Manufacturing Corp.	JPMorgan	08/10/2026	4.31	Termination	(68,000)	(59,466)	3,533
SDI Corporation	Morgan Stanley	12/08/2025	5.33	Termination	(122,000)	(385,003)	30,825
Silergy Corp.	JPMorgan	08/10/2026	1.31	Termination	(9,000)	(81,108)	6,079
Silergy Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(32,000)	(288,383)	309,620
TSRC Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(382,000)	(282,483)	61,889
Unimicron Technology Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(115,000)	(669,854)	(42,883)
UPI Semiconductor Corp.	Morgan Stanley	08/10/2026	5.33	Termination	(7,000)	(48,906)	3,127
UPI Semiconductor Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(55,000)	(384,265)	177,512
Yageo Corp.	Goldman Sachs	04/14/2026	5.33	Termination	(1,000)	(15,229)	1,983
Yageo Corp.	Morgan Stanley	12/08/2025	5.33	Termination	(21,306)	(324,476)	13,989
						(9,123,951)	332,299
Thailand
Com7 PCL - NVDR	Morgan Stanley	12/08/2025	5.33	Termination	(178,200)	(164,117)	2,437
Kerry Express Thailand - NVDR	Goldman Sachs	08/07/2026	5.33	Termination	(268,900)	(64,120)	7,168
Kerry Express Thailand - NVDR	Morgan Stanley	12/08/2025	5.33	Termination	(1,099,000)	(262,059)	81,795
Muangthai Capital PCL - NVDR	JPMorgan	08/07/2026	-9.69	Termination	(22,700)	(26,416)	(3,518)
Muangthai Capital PCL - NVDR	Goldman Sachs	08/24/2026	5.33	Termination	(48,000)	(55,858)	(917)
Muangthai Capital PCL - NVDR	Morgan Stanley	12/08/2025	5.33	Termination	(350,200)	(407,529)	3,704
PTT Exploration & Production PCL - NVDR	Morgan Stanley	04/06/2026	5.33	Termination	(37,500)	(169,737)	(3,359)
PTT Exploration & Production PCL - NVDR	Goldman Sachs	05/11/2026	5.33	Termination	(32,900)	(148,916)	(5,532)
PTT PCL - NVDR	Goldman Sachs	04/06/2026	5.33	Termination	(181,700)	(180,312)	(13,897)
Siam Cement PCL, (The) - NVDR	Goldman Sachs	12/08/2025	5.33	Termination	(22,800)	(203,795)	9,456
						(1,682,859)	77,337
United Kingdom
Antofagasta PLC	Goldman Sachs	12/08/2025	5.19	Termination	(3,483)	(63,890)	(82)
United States
Albemarle Corp.	Goldman Sachs	04/14/2026	5.33	Termination	(2,443)	(485,449)	(3,299)
Alpha & Omega Semiconductor Ltd.	Goldman Sachs	12/08/2025	5.33	Termination	(14,807)	(467,161)	22,594
Diodes, Inc.	Goldman Sachs	05/22/2026	5.33	Termination	(3,565)	(291,795)	41,100
Freeport-McMoRan, Inc.	Goldman Sachs	12/08/2025	5.33	Termination	(5,209)	(207,891)	(5,469)
Hess Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(2,626)	(405,717)	(38,889)
Monolithic Power Systems, Inc.	Goldman Sachs	02/16/2026	5.33	Termination	(1,414)	(736,991)	(33,373)
Mosaic Co., (The)	Goldman Sachs	02/23/2026	5.33	Termination	(12,998)	(504,972)	72,932
Southern Copper Corp.	Goldman Sachs	12/08/2025	5.33	Termination	(1,767)	(142,526)	(35,256)
Synaptics, Inc.	Goldman Sachs	12/08/2025	5.33	Termination	(6,475)	(566,822)	84,197
						(3,809,324)	104,537
Total Short						(35,064,902)	1,362,658
Net unrealized gain/(loss) on Contracts For Difference							$2,326,482

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  83

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2023 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Brazil	$916,695	$916,695	$—	$—
China	9,114,213	—	9,114,213	—
Cyprus	—	—	—	— *
Greece	747,360	556,910	190,450	—
Hong Kong	375,516	—	375,516	—
Hungary	122,121	122,121	—	—
India	6,643,800	—	6,643,800	—
Indonesia	1,742,115	—	1,742,115	—
Israel	462,890	—	462,890	—
Mexico	1,260,886	1,260,886	—	—
Singapore	1,523,012	—	1,523,012	—
South Africa	215,847	215,847	—	—
South Korea	6,909,830	—	6,909,830	—
Taiwan	3,434,429	447,545	2,986,884	—
Thailand	1,201,471	258,871	942,600	—
United Arab Emirates	411,773	411,773	—	—
United States	1,237,262	—	1,237,262	—
Preferred Stock
South Korea	713,982	—	713,982	—
Short-Term Investments	21,945,968	15,885,549	6,060,419	—
Contracts For Difference
Equity Contracts	6,575,294	6,120,974	—	454,320
Total Assets	$65,554,464	$26,197,171	$38,902,973	$454,320

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Hong Kong	$(220,083)	$—	$(220,083)	$—
United Kingdom	(76,974)	—	(76,974)	—
Contracts For Difference
Equity Contracts	(4,248,812)	(3,661,872)	— *	(586,940)
Total Liabilities	$(4,545,869)	$(3,661,872)	$(297,057)	$(586,940)

*	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

84  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
STATEMENTS OF ASSETS AND LIABILITIES

	Boston Partners All-Cap Value Fund	Boston Partners Small Cap Value Fund II	WPG Partners Select Small Cap Value Fund	WPG Partners Small Cap Value Diversified Fund
ASSETS
Investments in securities, at value †^	$1,353,935,246	$599,000,450	$100,597,241	$28,335,528
Investments purchased with proceeds from securities lending collateral, at value *	75,334,610	82,843,864	—	6,819,559
Short-term investments, at value **	40,520,818	111	6,743,713	1,058,513
Foreign currencies, at value #	—	—	—	24,055
Receivables
Investments sold	—	35,795,459	—	—
Foreign currency deposits with brokers for securities sold short #	—	—	—	—
Deposits with brokers for contracts for difference	—	—	—	—
Deposits with brokers for securities sold short	—	—	—	—
Capital shares sold	579,959	266,969	91,650	—
Dividends and interest	2,518,653	661,977	115,411	45,448
Unrealized appreciation on contracts for difference ◊	—	—	—	—
Prepaid expenses and other assets	61,296	44,688	339	11,868
Total assets	1,472,950,582	718,613,518	107,548,354	36,294,971
LIABILITIES
Securities sold short, at fair value ‡	—	—	—	—
Options written, at value +◊	3,033,954	—	—	—
Due to custodian	—	—	—	—
Payables
Securities lending collateral	75,334,610	82,843,864	—	6,819,559
Investments purchased	—	3,157,847	—	147,844
Capital shares redeemed	404,182	26,914,427	76,774	—
Due to prime broker	—	—	—	—
Investment advisory fees	894,092	513,985	75,187	15,659
Custodian fees	5,362	3,901	11,104	1,854
Distribution and service fees	46,411	79,798	—	—
Dividends on securities sold short	—	—	—	—
Administration and accounting fees	82,553	43,362	4,126	6,274
Transfer agent fees	72,429	81,746	11,371	4,568
Loans Payable	—	10,212,000	—	—
Unrealized depreciation on contracts for difference ◊	—	—	—	—
Other accrued expenses and liabilities	48,223	89,055	40,426	35,798
Total liabilities	79,921,816	123,939,985	218,988	7,031,556
Net Assets	$1,393,028,766	$594,673,533	$107,329,366	$29,263,415
NET ASSETS CONSIST OF:
Par value	$43,918	$21,810	$9,083	$1,555
Paid-in Capital	753,944,815	412,618,695	86,625,332	23,833,898
Total Distributable earnings/(loss)	639,040,033	182,033,028	20,694,951	5,427,962
Net Assets	$1,393,028,766	$594,673,533	$107,329,366	$29,263,415
INSTITUTIONAL CLASS
Net assets	$1,164,397,457	$533,632,990	$107,329,366	$29,263,415
Shares outstanding	36,667,728	19,457,707	9,083,448	1,555,331
Net asset value, offering and redemption price per share	$31.76	$27.43	$11.82	$18.81
INVESTOR CLASS
Net assets	$228,631,309	$61,040,543	$—	$—
Shares outstanding	7,250,198	2,352,689	—	—
Net asset value, offering and redemption price per share	$31.53	$25.95	$—	$—
† Investments in securities, at cost	$837,688,308	$461,474,700	$93,737,052	$24,703,525
^ Includes market value of securities on loan	$73,488,319	$81,151,238	$—	$6,618,785
* Investments purchased with proceeds from securities lending collateral, at cost	$75,334,610	$82,843,864	$—	$6,819,559
** Short-term investments, at cost	$40,520,818	$111	$6,743,713	$1,058,513
# Foreign currencies, at cost	$—	$—	$—	$24,137
‡ Proceeds received, securities sold short	$—	$—	$—	$—
+ Premiums received, options written	$3,765,208	$—	$—	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  85

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
STATEMENTS OF ASSETS AND LIABILITIES (continued)

	Boston Partners Global Sustainability Fund	Boston Partners Global Equity Fund	Boston Partners Emerging Markets Fund	Boston Partners Long/Short Equity Fund
ASSETS
Investments in securities, at value †^	$23,082,980	$206,683,725	$22,269,139	$63,961,117
Investments purchased with proceeds from securities lending collateral, at value *	—	12,674,868	—	10,049,570
Short-term investments, at value **	695,679	5,108,517	1,170,732	3,609,768
Foreign currencies, at value #	6,789	2,821	4,341	—
Receivables
Investments sold	119,537	—	—	70,074
Foreign currency deposits with brokers for securities sold short #	—	—	—	3,080,348
Deposits with brokers for contracts for difference	—	—	90,000	—
Deposits with brokers for securities sold short	—	—	—	9,484,716
Capital shares sold	—	62,081	—	15,065
Dividends and interest	64,906	1,101,045	44,012	150,901
Unrealized appreciation on contracts for difference ◊	—	—	71,529	—
Prepaid expenses and other assets	182	13,648	32,281	17,023
Total assets	23,970,073	225,646,705	23,682,034	90,438,582
LIABILITIES
Securities sold short, at fair value ‡	—	—	—	11,512,788
Options written, at value +◊	—	—	—	204,357
Due to custodian	—	—	—	—
Payables
Securities lending collateral	—	12,674,868	—	10,049,570
Investments purchased	—	447,787	—	411,852
Capital shares redeemed	—	115,323	—	25,432
Due to prime broker	—	—	—	—
Investment advisory fees	10,754	170,643	27,094	92,721
Custodian fees	—	650	9,399	1,513
Distribution and service fees	—	—	—	5,182
Dividends on securities sold short	—	—	—	5,854
Administration and accounting fees	13,101	11,848	9,907	9,567
Transfer agent fees	783	12,954	852	8,587
Loans Payable	—	—	—	—
Unrealized depreciation on contracts for difference ◊	—	—	207,389	—
Other accrued expenses and liabilities	48,405	48,823	56,722	59,869
Total liabilities	73,043	13,482,896	311,363	22,387,292
Net Assets	$23,897,030	$212,163,809	$23,370,671	$68,051,290
NET ASSETS CONSIST OF:
Par value	$2,390	$9,994	$2,520	$4,699
Paid-in Capital	24,281,255	192,934,116	25,959,641	33,801,132
Total Distributable earnings/(loss)	(386,615)	19,219,699	(2,591,490)	34,245,459
Net Assets	$23,897,030	$212,163,809	$23,370,671	$68,051,290
INSTITUTIONAL CLASS
Net assets	$23,897,030	$212,163,809	$23,370,671	$56,302,793
Shares outstanding	2,390,161	9,994,363	2,520,013	3,755,666
Net asset value, offering and redemption price per share	$10.00	$21.23	$9.27	$14.99
INVESTOR CLASS
Net assets	$—	$—	$—	$11,748,497
Shares outstanding	—	—	—	943,650
Net asset value, offering and redemption price per share	$—	$—	$—	$12.45
† Investments in securities, at cost	$20,999,381	$175,339,956	$20,848,550	$47,025,835
^ Includes market value of securities on loan	—	$12,370,330	—	$9,801,974
* Investments purchased with proceeds from securities lending collateral, at cost	$—	$12,674,868	$—	$10,049,570
** Short-term investments, at cost	$695,679	$5,108,517	$1,170,732	$3,609,768
# Foreign currencies, at cost	$6,838	$3,101	$4,429	$3,357,413
‡ Proceeds received, securities sold short	$—	$—	$—	$19,154,022
+ Premiums received, options written	$—	$—	$—	$255,309
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

86  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2023
STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Boston Partners Long/Short Research Fund	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Dynamic Equity Fund
ASSETS
Investments in securities, at value †^	$672,594,737	$111,663,852	$37,033,202
Investments purchased with proceeds from securities lending collateral, at value *	—	—	—
Short-term investments, at value **	9,560,973	45,061,742	21,945,968
Foreign currencies, at value #	—	—	—
Receivables
Investments sold	6,219,576	60,493	—
Foreign currency deposits with brokers for securities sold short #	48,701,903	81,905	19,583
Deposits with brokers for contracts for difference	1,171,258	3,484,798	644,755
Deposits with brokers for securities sold short	137,416,272	—	928,347
Capital shares sold	2,052,350	59,547	11,548
Dividends and interest	1,986,337	737,237	149,881
Unrealized appreciation on contracts for difference ◊	9,557,450	2,776,152	6,575,294
Prepaid expenses and other assets	1,872,981	583,080	471,079
Total assets	891,133,837	164,508,806	67,779,657
LIABILITIES
Securities sold short, at fair value ‡	183,871,456	—	297,057
Options written, at value +◊	528,716	2,708,834	—
Due to custodian	—	128,121	—
Payables
Securities lending collateral	—	—	—
Investments purchased	1,879,749	509,652	—
Capital shares redeemed	775,061	933,718	948
Due to prime broker	—	86,444	—
Investment advisory fees	686,263	158,302	95,877
Custodian fees	9,438	15,473	20,023
Distribution and service fees	2,765	7,052	—
Dividends on securities sold short	214,226	—	9,520
Administration and accounting fees	59,885	11,288	8,870
Transfer agent fees	48,274	13,549	1,380
Loans Payable	—	—	—
Unrealized depreciation on contracts for difference ◊	5,446,337	4,794,101	4,248,812
Other accrued expenses and liabilities	1,184,955	842,744	1,272,442
Total liabilities	194,707,125	10,209,278	5,954,929
Net Assets	$696,426,712	$154,299,528	$61,824,728
NET ASSETS CONSIST OF:
Par value	$49,237	$10,477	$7,173
Paid-in Capital	473,838,678	142,770,825	75,202,920
Total Distributable earnings/(loss)	222,538,797	11,518,226	(13,385,365)
Net Assets	$696,426,712	$154,299,528	$61,824,728
INSTITUTIONAL CLASS
Net assets	$688,944,014	$145,191,561	$61,824,728
Shares outstanding	48,687,300	9,847,460	7,172,534
Net asset value, offering and redemption price per share	$14.15	$14.74	$8.62
INVESTOR CLASS
Net assets	$7,482,698	$9,107,967	$—
Shares outstanding	549,536	629,060	—
Net asset value, offering and redemption price per share	$13.62	$14.48	$—
† Investments in securities, at cost	$524,402,614	$96,101,922	$33,395,278
^ Includes market value of securities on loan	$—	$—	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$—	$—	$—
** Short-term investments, at cost	$9,560,973	$45,061,742	$21,945,968
# Foreign currencies, at cost	$49,278,791	$110,516	$21,512
‡ Proceeds received, securities sold short	$194,035,897	$—	$292,182
+ Premiums received, options written	$787,461	$2,197,773	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2023
STATEMENTS OF OPERATIONS

	Boston Partners All-Cap Value Fund	Boston Partners Small Cap Value Fund II	WPG Partners Select Small Cap Value Fund	WPG Partners Small Cap Value Diversified Fund
Investment Income
Dividends †	$28,105,102	$12,377,420	$1,122,005	$584,952
Interest	1,393,616	510,239	300,819	51,264
Income from securities loaned (Note 8)	235,261	320,623	—	22,953
Prime broker interest income	—	—	—	—
Total investment income	29,733,979	13,208,282	1,422,824	659,169
Expenses
Advisory fees (Note 2)	9,693,764	5,890,652	731,706	243,064
Transfer agent fees (Note 2)	828,267	560,981	61,263	20,451
Distribution fees (Investor Class) (Note 2)	574,425	180,791	—	—
Administration and accounting fees (Note 2)	318,333	191,497	26,858	26,677
Director’s fees	190,368	91,062	2,792	3,973
Officer’s fees	153,546	78,682	2,964	3,273
Legal fees	148,779	80,101	2,888	3,695
Printing and shareholder reporting fees	93,962	99,602	4,442	8,516
Registration fees	61,163	48,677	34,021	21,842
Audit and tax service fees	43,362	41,289	33,730	39,535
Custodian fees (Note 2)	31,580	39,906	31,893	21,630
Other expenses	103,499	58,067	9,039	7,161
Dividend expense on securities sold short	—	—	—	—
Total expenses before waivers and/or reimbursements	12,241,048	7,361,307	941,596	399,817
Less: waivers and/or reimbursements net of amounts recouped (Note 2)	(581,154)	(313,733)	(48,463)	(64,117)
Net expenses after waivers and/or reimbursements net of amounts recouped	11,659,894	7,047,574	893,133	335,700
Net investment income/(loss)	18,074,085	6,160,708	529,691	323,469

Net realized gain/(loss) from:
Investment securities	124,442,701	73,771,623	13,713,329	1,888,115
Short-term investments	—	—	—	—
Securities sold short	—	—	—	—
Options written **	—	—	—	—
Contracts for difference **	—	—	—	—
Foreign currency transactions	336	—	1,480	395
Net change in unrealized appreciation/(depreciation) on:
Investment securities	13,819,999	(33,832,805)	7,711,421	885,289
Short-term investments	—	—	—	—
Securities sold short	—	—	—	—
Options written **	63,660	—	—	—
Contracts for difference **	—	—	—	—
Foreign currency translation	1,531	—	1	(28)
Net realized and unrealized gain/(loss)	138,328,227	39,938,818	21,426,231	2,773,771
Net increase/(decrease) in net assets resulting from operations	$156,402,312	$46,099,526	$21,955,922	$3,097,240
† Net of foreign withholding taxes of	$(271,699)	$(13,755)	$(19,478)	$(7,119)
** Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2023
STATEMENTS OF OPERATIONS (continued)

	Boston Partners Global Sustainability Fund	Boston Partners Global Equity Fund	Boston Partners Emerging Markets Fund	Boston Partners Long/Short Equity Fund
Investment Income
Dividends †	$563,901	$5,794,277	$539,400	$1,298,808
Interest	42,718	275,961	114,203	176,074
Income from securities loaned (Note 8)	—	26,130	—	63,296
Prime broker interest income	—	—	—	166,248
Total investment income	606,619	6,096,368	653,603	1,704,426
Expenses
Advisory fees (Note 2)	179,655	1,742,360	162,974	1,523,914
Transfer agent fees (Note 2)	1,297	142,476	1,249	66,396
Distribution fees (Investor Class) (Note 2)	—	—	—	29,393
Administration and accounting fees (Note 2)	25,765	71,293	27,234	43,276
Director’s fees	637	24,328	2,820	8,725
Officer’s fees	979	19,293	2,231	6,950
Legal fees	872	21,396	2,420	7,697
Printing and shareholder reporting fees	2,080	—	823	—
Registration fees	29,449	23,858	19,030	32,916
Audit and tax service fees	39,975	51,430	60,259	53,133
Custodian fees (Note 2)	18,349	38,918	41,315	16,253
Other expenses	5,857	16,337	2,625	9,063
Dividend expense on securities sold short	—	—	—	39,388
Total expenses before waivers and/or reimbursements	304,915	2,151,689	322,980	1,837,104
Less: waivers and/or reimbursements net of amounts recouped (Note 2)	(102,575)	(312,531)	(105,642)	(440,825)
Net expenses after waivers and/or reimbursements net of amounts recouped	202,340	1,839,158	217,338	1,396,279
Net investment income/(loss)	404,279	4,257,210	436,265	308,147

Net realized gain/(loss) from:
Investment securities	(1,529,777)	8,085,814	(420,666)	7,201,293
Short-term investments	—	—	—	—
Securities sold short	—	—	—	4,702,700
Options written **	—	—	—	(206,860)
Contracts for difference **	—	—	(272,959)	266,549
Foreign currency transactions	8,130	29,197	(21,269)	(18,146)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	4,622,400	14,227,239	2,562,370	1,091,251
Short-term investments	—	—	—	—
Securities sold short	—	—	—	(3,466,234)
Options written **	—	—	—	(68,244)
Contracts for difference **	—	—	62,777	(419,379)
Foreign currency translation	1,506	38,243	1,021	(58,268)
Net realized and unrealized gain/(loss)	3,102,259	22,380,493	1,911,274	9,024,662
Net increase/(decrease) in net assets resulting from operations	$3,506,538	$26,637,703	$2,347,539	$9,332,809
† Net of foreign withholding taxes of	$(45,293)	$(418,657)	$(69,921)	$(15,002)

** Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  89

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2023
STATEMENTS OF OPERATIONS (concluded)

	Boston Partners Long/Short Research Fund	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Dynamic Equity Fund
Investment Income
Dividends †	$15,862,117	$2,974,300	$999,936
Interest	1,115,001	1,142,809	746,185
Income from securities loaned (Note 8)	—	—	—
Prime broker interest income	5,655,180	1,695,501	895
Total investment income	22,632,298	5,812,610	1,747,016
Expenses
Advisory fees (Note 2)	9,421,601	2,334,126	741,375
Transfer agent fees (Note 2)	359,612	172,529	12,169
Distribution fees (Investor Class) (Note 2)	25,873	21,485	—
Administration and accounting fees (Note 2)	249,872	59,703	38,014
Director’s fees	101,259	20,269	7,091
Officer’s fees	79,675	14,482	6,027
Legal fees	87,052	17,735	7,912
Printing and shareholder reporting fees	—	51	12
Registration fees	42,602	36,200	20,230
Audit and tax service fees	66,198	56,722	68,369
Custodian fees (Note 2)	65,602	70,788	71,614
Other expenses	65,326	14,241	8,063
Dividend expense on securities sold short	3,648,626	939,692	12,015
Total expenses before waivers and/or reimbursements	14,213,298	3,758,023	992,891
Less: waivers and/or reimbursements net of amounts recouped (Note 2)	—	—	(150,185)
Net expenses after waivers and/or reimbursements net of amounts recouped	14,213,298	3,758,023	842,706
Net investment income/(loss)	8,419,000	2,054,587	904,310

Net realized gain/(loss) from:
Investment securities	44,821,501	13,985,466	252,530
Short-term investments	(397)	(1,076)	(104)
Securities sold short	18,455,128	2,864,047	(60)
Options written **	1,232,193	(366,086)	—
Contracts for difference **	9,941,444	(3,413,812)	(2,686,650)
Foreign currency transactions	(1,816,932)	2,415	(77,481)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	24,109,896	9,445,742	3,594,711
Short-term investments	—	—	—
Securities sold short	(43,686,332)	(6,911,668)	(25,337)
Options written **	258,745	(712,366)	—
Contracts for difference **	(9,170,408)	(2,818,995)	1,013,226
Foreign currency translation	3,131,844	(131,153)	(7,116)
Net realized and unrealized gain/(loss)	47,276,682	11,942,514	2,063,719
Net increase/(decrease) in net assets resulting from operations	$55,695,682	$13,997,101	$2,968,029
† Net of foreign withholding taxes of	$(445,987)	$(237,588)	$(136,679)
** Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Boston Partners All-Cap Value Fund		Boston Partners Small Cap Value Fund II
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$18,074,085	$16,754,843	$6,160,708	$4,924,806
Net realized gain/(loss) from investments and foreign currencies	124,443,037	141,891,515	73,771,623	37,453,487
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	13,885,190	(201,890,405)	(33,832,805)	(120,654,994)
Net increase/(decrease) in net assets resulting from operations	156,402,312	(43,244,047)	46,099,526	(78,276,701)

Dividends and distributions to shareholders:
Institutional Class	(96,713,599)	(89,636,021)	(46,030,717)	(52,624,831)
Investor Class	(18,398,789)	(14,088,626)	(5,861,952)	(7,067,459)
Net decrease in net assets from dividends and distributions to shareholders	(115,112,388)	(103,724,647)	(51,892,669)	(59,692,290)

Capital transactions:
Institutional Class
Proceeds from shares sold	227,017,126	279,553,596	87,714,164	158,734,422
Reinvestment of distributions	75,831,183	74,080,238	43,911,312	49,549,396
Shares redeemed	(373,447,509)	(682,906,325)	(282,284,621)	(175,418,506)
Investor Class
Proceeds from shares sold	16,752,630	19,585,547	5,373,916	12,962,300
Reinvestment of distributions	17,605,766	13,527,130	5,743,917	6,920,636
Shares redeemed	(43,086,278)	(58,809,925)	(31,265,355)	(24,229,889)
Net increase/(decrease) in net assets from capital transactions	(79,327,082)	(354,969,739)	(170,806,667)	28,518,359
Total increase/(decrease) in net assets	(38,037,158)	(501,938,433)	(176,599,810)	(109,450,632)

Net assets:
Beginning of period	1,431,065,924	1,933,004,357	771,273,343	880,723,975
End of period	$1,393,028,766	$1,431,065,924	$594,673,533	$771,273,343

Share transactions:
Institutional Class
Shares sold	7,348,008	8,516,986	3,339,693	5,241,830
Shares reinvested	2,498,556	2,283,608	1,711,942	1,643,429
Shares redeemed	(12,182,535)	(20,766,356)	(10,620,746)	(5,867,812)
Net increase/(decrease)	(2,335,971)	(9,965,762)	(5,569,111)	1,017,447
Investor Class
Shares sold	546,307	604,325	214,612	451,279
Shares reinvested	583,165	419,056	236,278	241,305
Shares redeemed	(1,414,790)	(1,811,471)	(1,272,538)	(903,346)
Net increase/(decrease)	(285,318)	(788,090)	(821,648)	(210,762)

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  91

BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	WPG Partners Select Small Cap Value Fund		WPG Partners Small Cap Value Diversified Fund
	For the Year Ended August 31, 2023	For the Period Ended August 31, 2022*	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$529,691	$(13,383)	$323,469	$136,513
Net realized gain/(loss) from investments and foreign currencies	13,714,809	(284,617)	1,888,510	4,766,002
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	7,711,422	(851,233)	885,261	(3,865,450)
Net increase/(decrease) in net assets resulting from operations	21,955,922	(1,149,233)	3,097,240	1,037,065

Dividends and distributions to shareholders:
Institutional Class	(111,741)	—	(4,669,593)	(417,759)
Net decrease in net assets from dividends and distributions to shareholders	(111,741)	—	(4,669,593)	(417,759)

Capital transactions:
Institutional Class
Proceeds from shares sold	74,949,673	19,127,270	1,560,898	6,503,416
Reinvestment of distributions	111,438	—	4,416,593	392,172
Shares redeemed	(7,420,975)	(132,988)	(7,405,913)	(2,852,853)
Net increase/(decrease) in net assets from capital transactions	67,640,136	18,994,282	(1,428,422)	4,042,735
Total increase/(decrease) in net assets	89,484,317	17,845,049	(3,000,775)	4,662,041

Net assets:
Beginning of period	17,845,049	—	32,264,190	27,602,149
End of period	$107,329,366	$17,845,049	$29,263,415	$32,264,190

Share transactions:
Institutional Class
Shares sold	7,856,153	1,912,822	83,597	313,324
Shares reinvested	11,155	—	253,245	19,717
Shares redeemed	(682,918)	(13,764)	(400,952)	(141,175)
Net increase/(decrease)	7,184,390	1,899,058	(64,110)	191,866

*   The Fund commenced operations on December 29, 2021.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Global Sustainability Fund		Boston Partners Global Equity Fund
	For the Year Ended August 31, 2023	For the Period Ended August 31, 2022*	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$404,279	$263,754	$4,257,210	$3,593,717
Net realized gain/(loss) from investments and foreign currencies	(1,521,647)	(1,302,681)	8,115,011	10,613,523
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	4,623,906	(2,540,407)	14,265,482	(29,901,450)
Net increase/(decrease) in net assets resulting from operations	3,506,538	(3,579,334)	26,637,703	(15,694,210)

Dividends and distributions to shareholders:
Institutional Class	(313,835)	—	(2,771,850)	(3,282,335)
Net decrease in net assets from dividends and distributions to shareholders	(313,835)	—	(2,771,850)	(3,282,335)

Capital transactions:
Institutional Class
Proceeds from shares sold	600,673	26,219,183	27,113,250	13,720,960
Reinvestment of distributions	313,835	—	2,760,443	3,267,140
Shares redeemed	(2,850,030)	—	(12,982,701)	(10,037,979)
Net increase/(decrease) in net assets from capital transactions	(1,935,522)	26,219,183	16,890,992	6,950,121
Total increase/(decrease) in net assets	1,257,181	22,639,849	40,756,845	(12,026,424)

Net assets:
Beginning of period	22,639,849	—	171,406,964	183,433,388
End of period	$23,897,030	$22,639,849	$212,163,809	$171,406,964

Share transactions:
Institutional Class
Shares sold	64,724	2,626,775	1,317,841	672,846
Shares reinvested	33,673	—	136,453	160,233
Shares redeemed	(335,011)	—	(633,039)	(502,686)
Net increase/(decrease)	(236,614)	2,626,775	821,255	330,393
* The Fund commenced operations on December 29, 2021.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Emerging Markets Fund		Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$436,265	$450,857	$308,147	$(594,234)
Net realized gain/(loss) from investments and foreign currencies	(714,894)	(3,083,963)	11,945,536	9,017,511
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	2,626,168	(3,484,403)	(2,920,874)	(3,660,649)
Net increase/(decrease) in net assets resulting from operations	2,347,539	(6,117,509)	9,332,809	4,762,628

Dividends and distributions to shareholders:
Institutional Class	(651,962)	(1,230,604)	(6,481,806)	(2,222,369)
Investor Class	—	—	(1,588,742)	(568,709)
Net decrease in net assets from dividends and distributions to shareholders	(651,962)	(1,230,604)	(8,070,548)	(2,791,078)

Capital transactions:
Institutional Class
Proceeds from shares sold	319,143	4,922,572	10,379,630	11,580,037
Reinvestment of distributions	651,962	1,230,604	6,315,049	2,118,791
Shares redeemed	(800,026)	(1,030,015)	(16,446,258)	(10,206,570)
Investor Class
Proceeds from shares sold	—	—	1,769,405	1,987,755
Reinvestment of distributions	—	—	1,538,484	549,395
Shares redeemed	—	—	(3,220,281)	(2,670,683)
Net increase/(decrease) in net assets from capital transactions	171,079	5,123,161	336,029	3,358,725
Total increase/(decrease) in net assets	1,866,656	(2,224,952)	1,598,290	5,330,275

Net assets:
Beginning of period	21,504,015	23,728,967	66,453,000	61,122,725
End of period	$23,370,671	$21,504,015	$68,051,290	$66,453,000

Share transactions:
Institutional Class
Shares sold	38,499	471,060	716,103	772,646
Shares reinvested	78,079	120,176	453,016	149,316
Shares redeemed	(95,241)	(106,407)	(1,129,589)	(691,858)
Net increase/(decrease)	21,337	484,829	39,530	230,104
Investor Class
Shares sold	—	—	143,479	153,329
Shares reinvested	—	—	132,628	45,405
Shares redeemed	—	—	(267,020)	(210,827)
Net increase/(decrease)	—	—	9,087	(12,093)

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Long/Short Research Fund		Boston Partners Global Long/Short Fund
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$8,419,000	$(806,220)	$2,054,587	$432,017
Net realized gain/(loss) from investments and foreign currencies	72,632,937	176,879,838	13,070,954	15,104,285
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(25,356,255)	(124,327,460)	(1,128,440)	(3,987,028)
Net increase/(decrease) in net assets resulting from operations	55,695,682	51,746,158	13,997,101	11,549,274

Dividends and distributions to shareholders:
Institutional Class	(144,215,120)	(86,584,443)	(2,998,432)	—
Investor Class	(2,234,372)	(1,150,099)	(245,884)	—
Net decrease in net assets from dividends and distributions to shareholders	(146,449,492)	(87,734,542)	(3,244,316)	—

Capital transactions:
Institutional Class
Proceeds from shares sold	307,344,480	211,949,877	96,861,537	64,513,248
Reinvestment of distributions	71,158,668	45,172,097	2,776,329	—
Shares redeemed	(402,250,403)	(228,297,315)	(79,750,344)	(63,270,608)
Investor Class
Proceeds from shares sold	1,843,386	3,774,057	11,778,290	6,524,071
Reinvestment of distributions	2,215,329	1,144,023	223,590	—
Shares redeemed	(7,033,192)	(2,637,299)	(9,580,249)	(5,729,454)
Net increase/(decrease) in net assets from capital transactions	(26,721,732)	31,105,440	22,309,153	2,037,257
Total increase/(decrease) in net assets	(117,475,542)	(4,882,944)	33,061,938	13,586,531

Net assets:
Beginning of period	813,902,254	818,785,198	121,237,590	107,651,059
End of period	$696,426,712	$813,902,254	$154,299,528	$121,237,590
Share transactions:
Institutional Class
Shares sold	21,262,036	12,983,416	6,785,859	4,730,594
Shares reinvested	5,086,395	2,891,940	194,557	—
Shares redeemed	(27,847,305)	(13,752,873)	(5,564,380)	(4,731,465)
Net increase/(decrease)	(1,498,874)	2,122,483	1,416,036	(871)
Investor Class
Shares sold	125,654	239,284	825,447	481,835
Shares reinvested	164,220	75,463	15,925	—
Shares redeemed	(514,853)	(163,631)	(670,848)	(436,138)
Net increase/(decrease)	(224,979)	151,116	170,524	45,697

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  95

BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Boston Partners Emerging Markets Dynamic Equity Fund
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$904,310	$384,446
Net realized gain/(loss) from investments and foreign currencies	(2,511,765)	(4,533,397)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	4,575,484	(2,597,974)
Net increase/(decrease) in net assets resulting from operations	2,968,029	(6,746,925)

Dividends and distributions to shareholders:
Institutional Class	(11,778,440)	(36,249)
Net decrease in net assets from dividends and distributions to shareholders	(11,778,440)	(36,249)

Capital transactions:
Institutional Class
Proceeds from shares sold	6,194,044	10,840,739
Reinvestment of distributions	11,469,531	35,160
Shares redeemed	(7,644,051)	(4,906,731)
Net increase/(decrease) in net assets from capital transactions	10,019,524	5,969,168
Total increase/(decrease) in net assets	1,209,113	(814,006)

Net assets:
Beginning of period	60,615,615	61,429,621
End of period	$61,824,728	$60,615,615

Share transactions:
Institutional Class
Shares sold	727,968	1,008,879
Shares reinvested	1,402,143	3,301
Shares redeemed	(882,460)	(457,685)
Net increase/(decrease)	1,247,651	554,495

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders
Boston Partners All-Cap Value Fund
Institutional Class
8/31/23	$30.78	$0.41	$3.16	$3.57	$(0.31)	$(2.28)	$(2.59)
8/31/22	33.77	0.33	(1.51)	(1.18)	(0.33)	(1.48)	(1.81)
8/31/21	24.53	0.26	9.43	9.69	(0.21)	(0.24)	(0.45)
8/31/20	24.97	0.36	(0.08)	0.28	(0.37)	(0.35)	(0.72)
8/31/19	27.86	0.34	(1.76)	(1.42)	(0.29)	(1.18)	(1.47)
Investor Class
8/31/23	$30.58	$0.33	$3.13	$3.46	$(0.23)	$(2.28)	$(2.51)
8/31/22	33.56	0.25	(1.51)	(1.26)	(0.24)	(1.48)	(1.72)
8/31/21	24.39	0.18	9.38	9.56	(0.15)	(0.24)	(0.39)
8/31/20	24.82	0.30	(0.09)	0.21	(0.29)	(0.35)	(0.64)
8/31/19	27.69	0.27	(1.75)	(1.48)	(0.21)	(1.18)	(1.39)
Boston Partners Small Cap Value Fund II
Institutional Class
8/31/23	$27.51	$0.24	$1.60	$1.84	$(0.26)	$(1.66)	$(1.92)
8/31/22	32.34	0.18	(2.86)	(2.68)	(0.12)	(2.03)	(2.15)
8/31/21	21.06	0.15	11.27	11.42	(0.14)	—	(0.14)
8/31/20	23.42	0.20	(1.94)	(1.74)	(0.28)	(0.34)	(0.62)
8/31/19	27.74	0.23	(3.12)	(2.89)	(0.12)	(1.31)	(1.43)
Investor Class
8/31/23	$26.12	$0.17	$1.51	$1.68	$(0.19)	$(1.66)	$(1.85)
8/31/22	30.81	0.10	(2.72)	(2.62)	(0.04)	(2.03)	(2.07)
8/31/21	20.07	0.07	10.75	10.82	(0.08)	—	(0.08)
8/31/20	22.33	0.15	(1.85)	(1.70)	(0.22)	(0.34)	(0.56)
8/31/19	26.53	0.16	(2.99)	(2.83)	(0.06)	(1.31)	(1.37)
WPG Partners Select Small Cap Value Fund
Institutional Class
8/31/23	$9.40	$0.07	$2.37	$2.44	$—	$(0.02)	$(0.02)
12/29/21** through 8/31/22	10.00	(0.01)	(0.59)	(0.60)	—	—	—
WPG Partners Small Cap Value Diversified Fund
Institutional Class
8/31/23	$19.92	$0.20	$1.80	$2.00	$(0.09)	$(3.02)	$(3.11)
8/31/22	19.33	0.09	0.80	0.89	(0.07)	(0.23)	(0.30)
8/31/21	11.96	0.07	7.39	7.46	(0.09)	—	(0.09)
8/31/20	13.19	0.09	(1.26)	(1.17)	(0.06)	—	(0.06)
8/31/19	17.52	0.06	(3.36)	(3.30)	(0.05)	(0.98)	(1.03)

*	Calculated based on average shares outstanding for the period.
**	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

98  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[2]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$31.76	12.00%	$1,164,397	0.80%	N/A	0.84%	1.35%	33%
30.78	(3.76)	1,200,629	0.80	N/A	0.86	1.00	29
33.77	39.91	1,653,698	0.80	N/A	0.83	0.86	33
24.53	0.84	1,053,301	0.80	N/A	0.84	1.46	37
24.97	(4.65)	1,561,229	0.80	N/A	0.82	1.34	33

$31.53	11.68%	$228,631	1.05%	N/A	1.09%	1.10%	33%
30.58	(4.00)	230,437	1.05	N/A	1.11	0.75	29
33.56	39.57	279,306	1.05	N/A	1.08	0.61	33
24.39	0.59	220,927	1.05	N/A	1.09	1.21	37
24.82	(4.90)	320,962	1.05	N/A	1.07	1.09	33

$27.43	7.17%	$533,633	0.99%	N/A	1.04%	0.91%	65%
27.51	(8.88)	688,375	0.99	N/A	1.02	0.61	24
32.34	54.40	776,442	0.99	N/A	1.01	0.52	33
21.06	(7.88)	503,349	1.07	N/A	1.09	0.94	46
23.42	(9.92)	421,429	1.10	N/A	1.16	0.97	29

$25.95	6.90%	$61,041	1.24%	N/A	1.29%	0.66%	65%
26.12	(9.11)	82,898	1.24	N/A	1.27	0.36	24
30.81	54.01	104,282	1.24	N/A	1.26	0.27	33
20.07	(8.07)	77,032	1.32	N/A	1.34	0.69	46
22.33	(10.20)	122,703	1.35	N/A	1.41	0.72	29

$11.82	25.94%	$107,329	1.10%	N/A	1.16%	0.65%	118%
9.40	(6.00)	17,845	1.10 [3]	N/A	2.93 [3]	(0.22)[3]	70 [4]

$18.81	11.35%	$29,263	1.10%	N/A	1.32%	1.06%	90%
19.92	4.59	32,264	1.10	N/A	1.26	0.44	92
19.33	62.66	27,602	1.10	N/A	1.28	0.40	114
11.96	(8.92)	19,150	1.10	N/A	1.31	0.74	123
13.19	(18.85)	22,273	1.10	N/A	1.23	0.40	79

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.
[3]	Annualized
[4]	Not Annualized

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  99

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders
Boston Partners Global Sustainability Fund
Institutional Class
8/31/23	$8.62	$0.17	$1.35	$1.52	$(0.14)	$—	$(0.14)
12/29/21** through 8/31/22	10.00	0.11	(1.49)	(1.38)	—	—	—
Boston Partners Global Equity Fund
Institutional Class
8/31/23	$18.69	$0.45	$2.39	$2.84	$(0.30)	$—	$(0.30)
8/31/22	20.74	0.39	(2.08)	(1.69)	(0.36)	—	(0.36)
8/31/21	15.15	0.25	5.69	5.94	(0.35)	—	(0.35)
8/31/20	15.91	0.15	(0.67)	(0.52)	(0.24)	—	(0.24)
8/31/19	18.73	0.25	(1.79)	(1.54)	(0.18)	(1.10)	(1.28)
Boston Partners Emerging Markets Fund
Institutional Class
8/31/23	$8.61	$0.18	$0.75	$0.93	$(0.27)	$—	$(0.27)
8/31/22	11.78	0.19	(2.75)	(2.56)	(0.46)	(0.15)	(0.61)
8/31/21	9.79	0.13	1.94	2.07	(0.08)	—	(0.08)
8/31/20	9.18	0.21	0.89	1.10	(0.49)	—	(0.49)
8/31/19	9.13	0.13	(0.08)	0.05	—	—	—
Boston Partners Long/Short Equity Fund
Institutional Class
8/31/23	$14.73	$0.07	$1.96	$2.03	$—	$(1.77)	$(1.77)
8/31/22	14.21	(0.13)	1.29	1.16	—	(0.64)	(0.64)
8/31/21	15.15	(0.12)	3.69	3.57	—	(4.51)	(4.51)
8/31/20	17.74	(0.14)	(0.70)	(0.84)	—	(1.75)	(1.75)
8/31/19	20.51	(0.18)	(1.06)	(1.24)	—	(1.53)	(1.53)
Investor Class
8/31/23	$12.54	$0.03	$1.65	$1.68	$—	$(1.77)	$(1.77)
8/31/22	12.22	(0.14)	1.10	0.96	—	(0.64)	(0.64)
8/31/21	13.64	(0.14)	3.23	3.09	—	(4.51)	(4.51)
8/31/20	16.17	(0.16)	(0.62)	(0.78)	—	(1.75)	(1.75)
8/31/19	18.88	(0.20)	(0.98)	(1.18)	—	(1.53)	(1.53)

*	Calculated based on average shares outstanding.
**	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

100  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[2]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$10.00	17.71%	$23,897	0.90%	N/A	1.36%	1.80%	77%
8.62	(13.80)	22,640	0.90 [3]	N/A	1.73 [3]	1.75 [3]	55 [4]

$21.23	15.28%	$212,164	0.95%	N/A	1.11%	2.20%	51%
18.69	(8.27)	171,407	0.95	N/A	1.13	1.94	59
20.74	39.66	183,433	0.95	N/A	1.04	1.38	88
15.15	(3.40)	177,470	0.95	N/A	1.22	0.96	118
15.91	(7.92)	683,649	0.95	N/A	1.03	1.55	97

$9.27	11.16%	$23,371	1.00%	N/A	1.54%	2.06%	153%
8.61	(22.55)	21,504	1.00	N/A	1.74	1.94	143
11.78	21.15	23.729	1.00	N/A	1.56	1.16	123
9.79	12.05	16,508	1.06	N/A	2.39	2.29	177
9.18	0.55	9,468	1.07	N/A	2.89	1.41	155

$14.99	14.69%	$56,303	2.02%	1.96%	2.67%	0.50%	44%
14.73	8.35	54,733	2.55	1.96	3.18	(0.87)	40
14.21	29.08	49,551	2.60	1.97	3.14	(0.91)	31
15.15	(5.78)	68,780	2.57	2.25	2.74	(0.81)	46
17.74	(6.05)	227,834	2.67	2.45	2.68	(0.94)	64

$12.45	14.44%	$11,748	2.27%	2.21%	2.92%	0.25%	44%
12.54	8.07	11,720	2.80	2.21	3.43	(1.12)	40
12.22	28.71	11.571	2.85	2.22	3.39	(1.16)	31
13.64	(5.99)	14,484	2.82	2.50	2.99	(1.06)	46
16.17	(6.27)	28,156	2.92	2.70	2.93	(1.19)	64

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.
[3]	Annualized
[4]	Not Annualized

The accompanying notes are an integral part of the financial statements.

Annual Report 2023  |  101

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders
Boston Partners Long/Short Research Fund
Institutional Class
8/31/23	$15.98	$0.16	$0.95	$1.11	$(0.22)	$(2.72)	$(2.94)
8/31/22	16.82	(0.02)	1.18	1.16	—	(2.00)	(2.00)
8/31/21	13.31	(0.10)	3.61	3.51	—	—	—
8/31/20	15.15	(0.00)	(1.48)	(1.48)	(0.21)	(0.15)	(0.36)
8/31/19	16.64	0.09	(0.79)	(0.70)	(0.01)	(0.78)	(0.79)
Investor Class
8/31/23	$15.48	$0.12	$0.92	$1.04	$(0.18)	$(2.72)	$(2.90)
8/31/22	16.39	(0.05)	1.14	1.09	—	(2.00)	(2.00)
8/31/21	13.01	(0.13)	3.51	3.38	—	—	—
8/31/20	14.81	(0.04)	(1.44)	(1.48)	(0.17)	(0.15)	(0.32)
8/31/19	16.31	0.06	(0.78)	(0.72)	—	(0.78)	(0.78)
Boston Partners Global Long/Short Fund
Institutional Class
8/31/23	$13.65	$0.19	$1.22	$1.41	$(0.32)	$—	$(0.32)
8/31/22	12.18	0.05	1.42	1.47	—	—	—
8/31/21	9.72	(0.01)	2.48	2.47	(0.01)	—	(0.01)
8/31/20	10.74	0.01	(0.89)	(0.88)	(0.14)	—	(0.14)
8/31/19	11.52	0.07	(0.65)	(0.58)	—	(0.20)	(0.20)
Investor Class
8/31/23	$13.43	$0.15	$1.20	$1.35	$(0.30)	$—	$(0.30)
8/31/22	12.01	0.01	1.41	1.42	—	—	—
8/31/21	9.61	(0.03)	2.43	2.40	—	—	—
8/31/20	10.61	(0.02)	(0.88)	(0.90)	(0.10)	—	(0.10)
8/31/19	11.40	0.05	(0.84)	(0.79)	—	—	—
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional Class
8/31/23	$10.23	$0.13	$0.27	$0.40	$(2.01)	$—	$(2.01)
8/31/22	11.44	0.07	(1.27)	(1.20)	(0.01)	—	(0.01)
8/31/21	11.23	(0.02)	1.17	1.15	(0.94)	—	(0.94)
8/31/20	10.45	0.19	0.82	1.01	(0.23)	—	(0.23)
8/31/19	10.49	0.04	(0.03)	0.01	—	(0.05)	(0.05)

*	Calculated based on average shares outstanding, unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

102  |  Annual Report 2023

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (concluded)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[2]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$14.15	7.16%	$688,944	1.88%	1.40%	1.88%	1.12%	54%
15.98	7.17	801,913	1.95	1.40	1.95	(0.10)	85
16.82	26.37	808,565	2.15	1.40	2.15	(0.66)	61
13.31	(10.13)	1,082,963	2.21	1.37	2.21	(0.01)	66
15.15	(4.05)	3,212,731	2.15	1.38	2.15	0.62	60

$13.62	6.92%	$7,483	2.13%	1.65%	2.13%	0.87%	54%
15.48	6.91	11,989	2.20	1.65	2.20	(0.35)	85
16.39	25.98	10,220	2.40	1.65	2.40	(0.91)	61
13.01	(10.32)	24,436	2.46	1.62	2.46	(0.26)	66
14.81	(4.27)	54,570	2.40	1.63	2.40	0.37	60

$14.74	10.38%	$145,192	2.39%	1.80%	2.39%	1.34%	172%
13.65	12.07	115,079	2.56	1.81	2.56	0.34	161
12.18	25.39	102,691	2.29	1.83	2.29	(0.07)	102
9.72	(8.30)	130,857	2.46	1.75	2.46	0.07	125
10.74	(5.00)	611,254	2.47	1.65	2.47	0.69	99

$14.48	10.16%	$9,108	2.64%	2.05%	2.64%	1.09%	172%
13.43	11.82	6,159	2.81	2.06	2.81	0.09	161
12.01	24.97	4,960	2.54	2.08	2.54	(0.32)	102
9.61	(8.55)	6,308	2.71	2.00	2.71	(0.18)	125
10.61	(5.14)	14,610	2.72	1.90	2.72	0.44	99

$8.62	4.98%	$61,825	1.42%	1.40%	1.67%	1.52%	132%
10.23	(10.52)	60,616	1.42	1.40	1.73	0.63	136
11.44	10.38	61,430	1.75	1.40	2.00	(0.14)	125
11.23	9.75	60,176	1.66	1.49	2.19	1.81	219
10.45	0.18	58,424	1.96	1.96	2.44	0.43	186

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

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1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund complex divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), WPG Partners Select Small Cap Value Fund (“WPG Select Small Cap Value Fund”), WPG Partners Small Cap Value Diversified Fund (formerly known as WPG Partners Small/Micro Cap Value Fund) (“WPG Small Cap Value Diversified Fund”), Boston Partners Global Sustainability Fund (“BP Global Sustainability  Fund”), Boston Partners Global Equity Fund (“BP Global Equity Fund”), Boston Partners Emerging Markets Fund (“BP Emerging Markets Fund”), Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”) and Boston Partners Emerging Markets Dynamic Equity Fund (“BP Emerging Markets Dynamic Equity Fund”), (each, a “Fund” and collectively, the “Funds”). As of the end of the reporting period, the Funds (other than the WPG Select Small Cap Value Fund, WPG Small Cap Value Diversified Fund, BP Global Sustainability Fund, BP Global Equity Fund, BP Emerging Markets Fund and BP Emerging Markets Dynamic Equity Fund) each offer two classes of shares, Institutional Class and Investor Class. As of the end of the reporting period, Investor Class shares of the BP Global Equity Fund have not been issued. The WPG Select Small Cap Value Fund, WPG Small Cap Value Diversified Fund, BP Global Sustainability Fund, BP Emerging Markets Fund and BP Emerging Markets Dynamic Equity Fund are single class funds, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive investment portfolio of the Company.

The investment objective of BP Small Cap Value Fund II and BP All-Cap Value Fund is to seek long-term growth of capital primarily through investment in equity securities. The investment objective of BP Global Equity Fund, BP Global/Long Short Fund, BP Emerging Markets Fund, and BP Emerging Markets Dynamic Equity Fund is to seek long-term capital growth. The investment objective of WPG Select Small Cap Value Fund and BP Global Sustainability Fund is to seek long-term capital appreciation. The investment objective of BP Long/Short Equity Fund is to seek long-term capital appreciation while reducing exposure to general equity market risk. The investment objective of WPG Small Cap Value Diversified Fund is to seek capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The investment objective of BP Long/Short Research Fund is to seek long-term total return.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Funds is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period” or the “reporting period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be

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received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Boston Partners Global Investors, Inc. (“Boston Partners” or the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	Prices are determined using quoted prices in active markets for identical securities.
•	Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of the end of the reporting period is included in each Fund’s Portfolio of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

FUND	TYPE OF SECURITY	UNREALIZED APPRECIATION/ (DEPRECIATION) AS OF 8/31/2023	VALUATION TECHNIQUES	UNOBSERVABLE INPUT	UNOBSERVABLE INPUT VALUES (USD)	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
BP Emerging Markets Dynamic Equity Fund	Contracts For Difference – Total Short – Russia	314,151	Market Approach & Concensus Pricing	Discount for lack of marketability as a result of geopolitical event and sanction	100%	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security
BP Emerging Markets Dynamic Equity Fund	Contracts For Difference – Total Short – Russia	140,169	Market Approach & Concensus Pricing	Discount for lack of marketability as a result of geopolitical event and sanction	100%	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

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For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal year, the Funds had no significant level 3 investments or transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Offering costs are amortized for a new fund and accrued over a 12-month period from the inception date of the fund. Offering costs are charged directly to the fund in which they are incurred. Expenses and fees, including investment advisory, offering costs, and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

SEC RULE 18f-4 — Effective August 19, 2022, the Securities and Exchange Commission (the “SEC”) implemented Rule 18f-4 under the 1940 Act (“Rule 18f-4”), providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Each of the BP Emerging Markets Fund, BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund, and BP Emerging Markets Dynamic Equity Fund, as a full derivatives user (as defined in Rule 18f-4), is subject to the full requirements of Rule 18f-4. Each of the BP All-Cap Value Fund, BP Small Cap Value Fund II, WPG Select Small Cap Value Fund, WPG Small Cap Value Diversified Fund, BP Global Sustainability Fund, and BP Global Equity Fund, as a limited derivatives user (as defined in Rule 18f-4), is not subject to the full requirements of Rule 18f-4. The Funds are required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

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CURRENCY RISK — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

EMERGING MARKETS RISK — The BP Global Sustainability Fund, the BP Emerging Markets Fund and the BP Emerging Markets Dynamic Equity Fund invest in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

FOREIGN SECURITIES MARKET RISK — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

LIBOR DISCONTINUATION RISK — The terms of many financial instruments in which the Funds may invest or other transactions to which the Funds may be a party may be tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. LIBOR may be a significant factor in determining the Funds’ payment obligations under a derivative investment, the cost of financing to the Funds or an investment’s value or return to the Funds, and may be used in other ways that affect the Funds’ investment performance. In July 2017, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Most LIBOR settings are no longer published as of December 31, 2021. Overnight and 12-month U.S. dollar LIBOR settings permanently ceased after publication on June 30, 2021. 1-, 3- and 6-month U.S. dollar LIBOR settings will continue to be published using a synthetic methodology until September 2024. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of the transition away from LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. In addition, there are obstacles to converting certain longer-term securities and transactions to a new reference rate or rates and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently reference LIBOR, reduced values of LIBOR-related investments, reduced effectiveness of hedging strategies, increased costs for certain LIBOR-related instruments, increased difficulty in borrowing or refinancing, and prolonged adverse market conditions for the Funds. Furthermore, the risks associated with the transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Although the Funds are working to minimize its exposure to risks associated with the transition away from LIBOR, all of the aforementioned risks may adversely affect the Funds’ performance or NAV.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on the Funds’ performance and the value of Funds’ investments, even beyond any direct exposure that the Funds may have to issuers located in these countries.

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SUSTAINABLE INVESTMENT RISK — The sustainability criterion required for investment by the BP Global Sustainability Fund may cause the Fund to not invest in certain industries or issuers. As a result, the BP Global Sustainability Fund may be overweight or underweight in certain industries or issuers relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those industries or issuers. Sustainability information provided by issuers, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the BP Global Sustainability Fund to modify or alter its investment process. Similarly, government policies incentivizing issuers to engage in sustainable practices may fall out of favor, which could potentially limit the BP Global Sustainability Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the BP Global Sustainability Fund selling a security when it might otherwise be disadvantageous to do so. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis.

OPTIONS WRITTEN — The Funds may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write OTC options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Funds’ written options are exchange-traded options.

During the current fiscal period, the Funds’ average quarterly volume of options transactions was as follows:

FUND	PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)
BP All-Cap Value Fund	$—	$5,309,289
BP Long/Short Equity Fund	19,008	224,604
BP Long/Short Research Fund	—	527,640
BP Global Long/Short Fund	—	2,087,432

SHORT SALES — When the Adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Dynamic Equity Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. During the current fiscal period, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Dynamic Equity Fund had net income/(charges) of $261,389, $5,776,813, $1,704,976

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and $3,275, respectively, on borrowed securities. Such amounts are included in prime broker interest income on the Statements of Operations.

As of the end of the reporting period, BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund had securities sold short valued at $11,512,788, $183,871,456, $0 and $297,057, respectively, for which securities of $24,618,412, $172,884,304, $36,294,268 and $22,150,500 and deposits of $12,565,064, $186,118,175, $81,905 and $947,930, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the overnight rate plus an agreed upon spread.

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the current fiscal period:

BP LONG/SHORT EQUITY FUND			BP LONG/SHORT RESEARCH FUND
DAYS UTILIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UTILIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
265	EUR 6,609	2.23%	233	AUD 374,758	3.67%
365	USD 1,947,743	4.81%	194	CAD 1,434,738	4.79%
			88	CHF 90,592	1.06%
			232	DKK 284,392	2.07%
			206	EUR 532,968	2.50%
			214	GBP 549,733	3.87%
			123	HKD 1,490,348	2.65%
			160	JPY 37,554,502	0.38%
			220	MXN 265,414	10.88%
			28	NOK 2	0.00%
			122	SEK 731,760	3.79%
			28	SGD 0	0.00%
			323	THB 47,789,043	1.81%
			139	USD 2,035,536	4.58%
			107	ZAR 1,141,114	7.78%

BP GLOBAL LONG/SHORT FUND			BP EMERGING MARKETS DYNAMIC EQUITY FUND
DAYS UTILIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UTILIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
115	AUD 119,836	3.53%	51	GBP 23,010	2.21%
25	CHF 2,100	1.89%	82	HKD 221,092	2.39%
112	EUR 14,442	3.05%	3	HUF 0	0.00%
67	GBP 103,784	4.36%	62	USD 346,446	3.60%
95	HKD 76,531	2.65%	3	ZAR 0	0.00%
270	JPY 16,965,785	0.41%
60	SEK 220,637	2.63%
157	USD 313,839	4.98%

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund incurred interest expense during the current fiscal period on such borrowings, in the amount of $95,141, $121,633, $9,475 and $2,380 respectively.

CONTRACTS FOR DIFFERENCE — The BP Emerging Markets Fund, BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of a CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by

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which the notional amount of a CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFDs.

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. CFDs outstanding at period end, if any, are listed on the Portfolio of Investments. As of the end of the reporting period, BP Emerging Markets Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund had cash deposits for CFDs of $90,000, $1,171,258, $3,398,354 and $644,755, respectively, which were pledged as collateral. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of the end of the reporting period, the BP Long/Short Research Fund, BP Global Long/Short Fund, BP Emerging Markets Dynamic Equity Fund and the BP Emerging Markets Fund held CFDs.

During the current fiscal period, the average volume of CFDs was as follows:

FUND	NOTIONAL AMOUNT LONG	NOTIONAL AMOUNT SHORT
BP Emerging Markets Fund	$1,052,102	$—
BP Long/Short Equity Fund	—	871,197
BP Long/Short Research Fund	2,504,810	112,912,456
BP Global Long/Short Fund	14,103,257	26,038,841
BP Emerging Markets Dynamic Equity Fund	23,090,715	36,759,312

The following is a summary of CFDs that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of the end of the reporting period:

		GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES				GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT[1]	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED[2]	NET AMOUNT[3]
BP Emerging Markets Fund
Goldman Sachs	$71,529	$71,529	$—	$—	$207,389	$71,529	$90,000	$45,860
Total	$71,529	$71,529	$—	$—	$207,389	$71,529	$90,000	$45,860
BP Long/Short Research Fund
Bank of America	$32,501	$—	$—	$32,501	$—	$—	$—	$—
Goldman Sachs	2,102,233	1,032,699	—	1,069,534	1,032,699	1,032,699	—	—
HSBC	97,100	—	—	—	—	—	—	—
Morgan Stanley	7,325,616	4,413,638	—	2,911,978	4,413,638	4,413,638	—	300,000
Total	$9,557,450	$5,446,337	$—	$4,111,113	$5,446,337	$5,446,337	$—	$300,000
BP Global Long/Short Fund
Goldman Sachs	$1,711,818	$1,711,818	$—	$—	$3,459,567	$1,711,818	$1,747,749	$—
HSBC	—	—	—	—	362,730	—	362,730	—
Morgan Stanley	1,064,334	971,804	—	92,530	971,804	971,804	—	—
Total	$2,776,152	$2,683,622	$—	$92,530	$4,794,101	$2,683,622	$2,110,479	$—
BP Emerging Markets Dynamic Equity Fund
Bank of America	$20,672	$12,310	$—	$8,362	$12,310	$12,310	$—	$—
Goldman Sachs	4,122,977	2,789,894	—	1,333,083	2,789,894	2,789,894	—	—
HSBC	320,476	6,923	—	313,553	6,923	6,923	—	—
JPMorgan	133,659	90,088	—	43,571	90,088	90,088	—	—
Morgan Stanley	1,977,510	1,349,597	—	627,913	1,349,597	1,349,597	—	—
Total	$6,575,294	$4,248,812	$—	$2,326,482	$4,248,812	$4,248,812	$—	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Actual collateral pledged may be more than the amount shown.
[3]	Net amount represents the net amount payable to the counterparty in the event of default.

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AUGUST 31, 2023

2. INVESTMENT ADVISERS AND OTHER SERVICES

Boston Partners Global Investors, Inc. (“Boston Partners” or the “Adviser”) serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: short sale dividend expense, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation for all the Funds is in effect until December 31, 2023 and may not be terminated without the approval of the Board.

		EXPENSE CAPS
FUND	ADVISORY FEE	INSTITUTIONAL CLASS	INVESTOR CLASS
BP All-Cap Value Fund	0.70%	0.80%	1.05%
BP Small Cap Value Fund II	0.85	0.99	1.24
WPG Select Small Cap Value Fund	0.90	1.10	N/A
WPG Small Cap Value Diversified Fund*	0.80	1.10	N/A
BP Global Sustainability Fund	0.80	0.90	N/A
BP Global Equity Fund	0.90	0.95	1.20
BP Emerging Markets Fund	0.75	1.00	N/A
BP Long/Short Equity Fund	2.25	1.96	2.21
BP Long/Short Research Fund	1.25	1.50	1.75
BP Global Long/Short Fund	1.50	2.00	2.25
BP Emerging Markets Dynamic Equity Fund	1.25	1.40	N/A

*	0.80% of net asset up to $500 million, 0.75% of net assets in excess of $500 million.

The Adviser may recoup from each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, short sale dividend expense, taxes, interest expense, and any extraordinary expenses) to exceed the Expense Caps of each class of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the Expense Caps that are currently in effect, if different.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

FUND	GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS*	RECOUPMENTS	NET ADVISORY FEES
BP All-Cap Value Fund	$9,693,764	$(581,154)	$—	$9,112,610
BP Small Cap Value Fund II	5,890,652	(313,733)	—	5,576,919
WPG Select Small Cap Value Fund	731,706	(52,965)	4,502	683,243
WPG Small Cap Value Diversified Fund	243,064	(64,117)	—	178,947
BP Global Sustainability Fund	179,655	(102,575)	—	77,080
BP Global Equity Fund	1,742,360	(312,531)	—	1,429,829
BP Emerging Markets Fund	162,974	(117,642)	—	45,332
BP Long/Short Equity Fund	1,523,914	(440,825)	—	1,083,089
BP Long/Short Research Fund	9,421,601	—	—	9,421,601
BP Global Long/Short Fund	2,334,126	—	—	2,334,126
BP Emerging Markets Dynamic Equity Fund	741,375	(150,185)	—	591,190

As of the end of the reporting period, the Funds had amounts available for recoupment as follows:

	EXPIRATION
FUND	August 31, 2024	August 31, 2025	August 31, 2026	TOTAL
BP All-Cap Value Fund	$479,510	$1,054,852	$581,154	$2,115,516
BP Small Cap Value Fund II	139,323	274,029	313,733	727,085
WPG Select Small Cap Value Fund	—	108,052	52,965	161,017
WPG Small Cap Value Diversified Fund	43,934	49,003	64,117	157,054
BP Global Sustainability Fund	—	125,165	102,575	227,740
BP Global Equity Fund	140,758	327,392	312,531	780,681
BP Emerging Markets Fund	123,547	170,692	117,642	411,881
BP Long/Short Equity Fund	366,046	404,556	440,825	1,211,427
BP Emerging Markets Dynamic Equity Fund	168,395	194,970	150,185	513,550

*	Includes aquired fund fees and expenses. Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

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U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class Shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Quasar Distributors, LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class Shares, all as set forth in the Plans.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated by the Company for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Funds were as follows:

FUND	PURCHASES	SALES
BP All-Cap Value Fund	$456,270,963	$640,389,226
BP Small Cap Value Fund II	443,043,507	639,962,742
WPG Select Small Cap Value Fund	151,158,108	88,326,606
WPG Small Cap Value Diversified Fund	26,350,171	31,836,085
BP Global Sustainability Fund	16,394,855	17,582,177
BP Global Equity Fund	115,215,674	95,943,538
BP Emerging Markets Fund	30,395,371	29,375,878
BP Long/Short Equity Fund	28,037,269	31,082,894
BP Long/Short Research Fund	383,780,215	531,012,159
BP Global Long/Short Fund	224,373,786	335,389,052
BP Emerging Markets Dynamic Equity Fund	47,438,620	54,399,805

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. CAPITAL SHARE TRANSACTIONS

As of the end of the reporting period, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class Shares of the BP Long/Short Research Fund, BP Global Long/Short Fund and WPG Small Cap Value Diversified Fund, which have 750,000,000 shares, 300,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6. RESTRICTED SECURITIES

Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve

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time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Portfolio of Investments.

As of the end of the reporting period, the Funds did not hold any restricted securities that were illiquid.

7. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2023, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
BP All-Cap Value Fund	$957,263,853	$528,392,107	$(15,134,032)	$513,258,075
BP Small Cap Value Fund II	550,308,265	166,174,717	(34,638,557)	131,536,160
WPG Select Small Cap Value Fund	101,019,021	9,308,736	(2,986,803)	6,321,933
WPG Small Cap Value Diversified Fund	32,899,498	4,820,599	(1,506,497)	3,314,102
BP Global Sustainability Fund	21,867,581	2,801,482	(890,404)	1,911,078
BP Global Equity Fund	196,214,341	39,136,296	(10,883,527)	28,252,769
BP Emerging Markets Fund	22,140,818	2,727,662	(1,381,960)	1,345,702
BP Long/Short Equity Fund	61,725,904	26,356,810	(2,788,050)	23,568,760
BP Long/Short Research Fund	539,453,439	199,571,025	(43,357,958)	156,213,067
BP Global Long/Short Fund	142,353,446	20,814,447	(9,159,839)	11,654,608
BP Emerging Markets Dynamic Equity Fund	55,503,413	11,735,336	(5,827,481)	5,907,855

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2023 were reclassified among the following accounts. They are primarily attributable to net investment loss, deemed distributions due to shareholder redemptions and investments in partnerships.

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
BP All-Cap Value Fund	$(13,651,496)	$13,651,496
BP Small Cap Value Fund II	(11,704,308)	11,704,308
WPG Select Small Cap Value Fund	—	—
WPG Small Cap Value Diversified Fund	(109,773)	109,773
BP Global Sustainability Fund	—	—
BP Global Equity Fund	—	—
BP Emerging Markets Fund	—	—
BP Long/Short Equity Fund	—	—
BP Long/Short Research Fund	40	(40)
BP Global Long/Short Fund	—	—
BP Emerging Markets Dynamic Equity Fund	—	—

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2023

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER TEMPORARY DIFFERENCES	UNREALIZED APPRECIATION/ (DEPRECIATION)
BP All-Cap Value Fund	$15,911,785	$109,868,566	$—	$—	$—	$513,259,682
BP Small Cap Value Fund II	3,248,736	47,248,132	—	—	—	131,536,160
WPG Select Small Cap Value Fund	13,481,013	892,005	—	—	—	6,321,933
WPG Small Cap Value Diversified Fund	471,974	1,641,968	—	—	—	3,314,020
BP Global Sustainability Fund	344,985	—	(2,642,578)	—	—	1,910,978
BP Global Equity Fund	3,604,107	—	(12,623,653)	—	—	28,239,245
BP Emerging Markets Fund	346,887	—	(4,283,521)	—	—	1,345,144
BP Long/Short Equity Fund	5,479,165	5,474,652	—	—	—	23,291,642
BP Long/Short Research Fund	25,433,223	41,490,067	—	—	(23,139)	155,638,646
BP Global Long/Short Fund	2,313,704	—	(141,607)	—	(2,156,788)	11,502,917
BP Emerging Markets Dynamic Equity Fund	—	—	(15,769,248)	(3,516,024)	—	5,899,907

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2023 was as follows:

	2023			2022
FUND	ORDINARY INCOME	LONG-TERM GAINS	TOTAL	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
BP All-Cap Value Fund	$24,105,403	$91,006,985	$115,112,388	$42,230,699	$61,493,948	$103,724,647
BP Small Cap Value Fund II	6,797,983	45,094,686	51,892,669	17,060,225	42,632,065	59,692,290
WPG Select Small Cap Value Fund	111,741	—	111,741	—	—	—
WPG Small Cap Value Diversified Fund	1,862,975	2,806,618	4,669,593	417,759	—	417,759
BP Global Sustainability Fund	313,835	—	313,835	—	—	—
BP Global Equity Fund	2,771,850	—	2,771,850	3,282,335	—	3,282,335
BP Emerging Markets Fund	651,962	—	651,962	926,742	303,862	1,230,604
BP Long/Short Equity Fund	3,983,135	4,087,413	8,070,548	—	2,791,078	2,791,078
BP Long/Short Research Fund	59,860,157	86,589,335	146,449,492	—	87,734,542	87,734,542
BP Global Long/Short Fund	3,244,316	—	3,244,316	—	—	—
BP Emerging Markets Dynamic Equity Fund	11,778,440	—	11,778,440	36,249	—	36,249

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2023.

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For the fiscal year ended August 31, 2023, the Funds deferred to September 1, 2023, the following qualified late-year losses.

FUND	LATE-YEAR ORDINARY LOSS DEFERRAL	POST-OCTOBER CAPITAL LOSS DEFERRAL
BP All-Cap Value Fund	$—	$—
BP Small Cap Value Fund II	—	—
WPG Select Small Cap Value Fund	—	—
WPG Small Cap Value Diversified Fund	—	—
BP Global Sustainability Fund	—	—
BP Global Equity Fund	—	—
BP Emerging Markets Fund	—	—
BP Long/Short Equity Fund	—	—
BP Long/Short Research Fund	—	—
BP Global Long/Short Fund	—	—
BP Emerging Markets Dynamic Equity Fund	3,516,024	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. During the current fiscal period, the BP Global Equity Fund had utilized $7,152,860, and BP Global Long/Short Fund had utilized $9,016,955 of carry forward capital losses.

As of August 31, 2023, the BP Global Sustainability Fund had short-term post-enactment capital losses of $2,382,304 and long-term post-enactment capital losses of $260,274. The BP Global Equity Fund had short-term post-enactment capital losses of $12,623,653. The BP Emerging Markets Fund had short-term post-enactment capital losses of $4,191,007 and long-term post-enactment capital losses of $92,514. The BP Global Long/Short Fund had short-term post-enactment capital losses of $141,607. The BP Emerging Markets Dynamic Equity Fund had short-term post-enactment capital losses of $15,769,248. The capital losses can be carried forward for an unlimited period.

8. SECURITIES LENDING

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Boston Partners to be of good standing and only when, in Boston Partners’ judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. Investments purchased with proceeds from securities lending are overnight and continuous. During the current fiscal period, the Funds participated in securities lending. The market value of securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
BP All-Cap Value Fund	$73,488,319	$75,334,610	$235,261
BP Small Cap Value Fund II	81,151,238	82,843,864	320,623
WPG Small Cap Value Diversified Fund	6,618,785	6,819,559	22,953
BP Global Equity Fund	12,370,330	12,674,868	26,130
BP Long/Short Equity Fund	9,801,974	10,049,570	63,296

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August 31, 2023

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNT OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT
BP All-Cap Value Fund	$73,488,319	—	$73,488,319	$(73,488,319)	—	—
BP Small Cap Value Fund II	81,151,238	—	81,151,238	(81,151,238)	—	—
WPG Small Cap Value Diversified Fund	6,618,785	—	6,618,785	(6,618,785)	—	—
BP Global Equity Fund	12,370,330	—	12,370,330	(12,370,330)	—	—
BP Long/Short Equity Fund	9,801,974	—	9,801,974	(9,801,974)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilites. Actual collateral received may be more than the amount shown.

9. LINE OF CREDIT

The Company, on behalf of the Funds, has established a line of credit (“LoC”) with the Custodian to be used for temporary or emergency purposes, primarily for financing redemption payments. Any loan issued to a Fund utilizing the LoC (each, a “Borrowing Fund” and together, the “Borrowing Funds”) is secured by securities held in the Borrowing Fund’s portfolio. The LoC was renewed on September 12, 2023. The LoC will mature, unless renewed, on September 10, 2024. Borrowing under the LoC is limited to the lesser of (i) $100,000,000, (ii) 20.0% of the gross market value of a Borrowing Fund, or (iii) 33 1/3% of the net market value of the unencumbered assets of a Borrowing Fund. The interest rate paid by the Borrowing Funds on outstanding borrowings is equal to the prime lending rate of the Custodian, which was 8.50% at August 31, 2023.

During the current fiscal period, the Funds’ LoC borrowing activity was as follows:

	TOTAL AMOUNT OF DAYS BORROWED	AVERAGE BORROWINGS	MAXIMUM AMOUNT OUTSTANDING	INTEREST EXPENSE	AVERAGE INTEREST RATE
BP All-Cap Value Fund	8	$38,321,125	$54,361,000	$63,377	7.27%
BP Small Cap Value Fund II	14	2,636,571	10,212,000	8,316	8.06%
WPG Small Cap Value Diversified Fund	6	1,088,333	1,780,000	1,215	6.79%
BP Global Sustainability Fund	1	1,496,000	1,496,000	229	5.73%
BP Emerging Markets Fund	4	49,750	59,000	39	7.27%
BP Long/Short Research Fund	29	10,613,103	61,609,000	61,982	7.91%
BP Global Long/Short Fund	1	526,000	526,000	121	8.25%
BP Emerging Markets Dynamic Equity Fund	6	196,833	298,000	253	7.81%

10. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted a final rule relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Funds are required to comply.

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NOTES TO FINANCIAL STATEMENTS (concluded)

August 31, 2023

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:

ISRAEL-HAMAS CONFLICT RISK — The U.S.-designated terrorist group Hamas attacked Israel on October 7, 2023, resulting in an ensuing war in the region. Current hostilities and the potential for future hostilities may diminish the value, or cause significant volatility in the share price, of companies based in or having significant operations in Israel. The Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. How long the armed conflict and related events will last cannot be predicted.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boston Partners All-Cap Value Fund, Boston Partners Small Cap Value Fund II, WPG Partners Select Small Cap Value Fund, WPG Partners Small Cap Value Diversified Fund (formerly, WPG Partners Small/Micro Cap Value Fund), Boston Partners Global Sustainability Fund, Boston Partners Global Equity Fund, Boston Partners Emerging Markets Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Dynamic Equity Fund and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Boston Partners All-Cap Value Fund, Boston Partners Small Cap Value Fund II, WPG Partners Select Small Cap Value Fund, WPG Partners Small Cap Value Diversified Fund (formerly, WPG Partners Small/Micro Cap Value Fund), Boston Partners Global Sustainability Fund, Boston Partners Global Equity Fund, Boston Partners Emerging Markets Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners Global Long/Short Fund, and Boston Partners Emerging Markets Dynamic Equity Fund (collectively referred to as the “Funds”) (eleven of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2023, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eleven of the portfolios constituting The RBB Fund, Inc.) at August 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
Boston Partners Small Cap Value Fund II
Boston Partners Long/Short Equity Fund
Boston Partners Long/Short Research Fund
Boston Partners All-Cap Value Fund
WPG Partners Small Cap Value
Diversified Fund
Boston Partners Global Equity Fund
Boston Partners Global Long/Short Fund
Boston Partners Emerging Markets
Dynamic Equity Fund
Boston Partners Emerging Markets Fund	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the five years in the period ended August 31, 2023
WPG Partners Select Small Cap Value Fund Boston Partners Global Sustainability Fund	For the year ended August 31, 2023	For the year ended August 31, 2023 and the period from December 29, 2021 (commencement of operations) through August 31, 2022	For the year ended August 31, 2023 and the period from December 29, 2021 (commencement of operations) through August 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Boston Partners investment companies since 2007.

Philadelphia, Pennsylvania
October 30, 2023

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SHAREHOLDER TAX INFORMATION

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. During the fiscal year ended August 31, 2023, the following dividends and distributions were paid by each of the Funds:

FUND	ORDINARY INCOME	LONG-TERM GAINS
BP All-Cap Value Fund	$24,105,403	$91,006,985
BP Small Cap Value Fund II	6,797,983	45,094,686
WPG Select Small Cap Value Fund	111,741	—
WPG Small Cap Value Diversified Fund	1,862,975	2,806,618
BP Global Sustainability Fund	313,835	—
BP Global Equity Fund	2,771,850	—
BP Emerging Markets Fund	651,962	—
BP Long/Short Equity Fund	3,983,135	4,087,413
BP Long/Short Research Fund	59,860,157	86,589,335
BP Global Long/Short Fund	3,244,316	—
BP Emerging Markets Dynamic Equity Fund	11,778,440	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 (the “Act”) the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2023 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

FUND
BP All-Cap Value Fund	96.90%
BP Small Cap Value Fund II	100.00%
WPG Select Small Cap Value Fund	32.27%
WPG Small Cap Value Diversified Fund	19.64%
BP Global Sustainability Fund	100.00%
BP Global Equity Fund	100.00%
BP Emerging Markets Fund	61.05%
BP Long/Short Equity Fund	27.06%
BP Long/Short Research Fund	24.22%
BP Global Long/Short Fund	100.00%
BP Emerging Markets Dynamic Equity Fund	12.55%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

FUND
BP All-Cap Value Fund	84.15%
BP Small Cap Value Fund II	100.00%
WPG Select Small Cap Value Fund	23.20%
WPG Small Cap Value Diversified Fund	18.40%
BP Global Sustainability Fund	48.53%
BP Global Equity Fund	34.00%
BP Emerging Markets Fund	0.25%
BP Long/Short Equity Fund	18.72%
BP Long/Short Research Fund	17.70%
BP Global Long/Short Fund	25.92%
BP Emerging Markets Dynamic Equity Fund	0.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

FUND
BP All-Cap Value Fund	0.00%
BP Small Cap Value Fund II	0.00%
WPG Select Small Cap Value Fund	0.00%
WPG Small Cap Value Diversified Fund	0.00%
BP Global Sustainability Fund	0.00%
BP Global Equity Fund	0.00%
BP Emerging Markets Fund	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Dynamic Equity Fund	0.00%

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SHAREHOLDER TAX INFORMATION (concluded)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

FUND
BP All-Cap Value Fund	44.53%
BP Small Cap Value Fund II	0.00%
WPG Select Small Cap Value Fund	100.00%
WPG Small Cap Value Diversified Fund	92.71%
BP Global Sustainability Fund	0.00%
BP Global Equity Fund	0.00%
BP Emerging Markets Fund	0.00%
BP Long/Short Equity Fund	100.00%
BP Long/Short Research Fund	81.85%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Dynamic Equity Fund	0.00%

Pursuant to Section 853 of the Internal Revenue Code, as amended, the following Portfolios elect to pass-through to shareholders the credit for taxes paid to eligible foreign countries, which may be less than the actual amount paid for financial statement purposes.

			PER SHARE
FUND	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	SHARES OUTSTANDING AT 8/31/2023
BP Global Sustainability Fund	434,368	45,293	0.18173169	0.01894977	2,390,161
BP Global Equity Fund	4,564,490	418,657	0.45658739	0.04187840	9,996,969
BP Emerging Markets Fund	610,501	69,921	0.24226096	0.02774627	2,520,014
BP Emerging Markets Dynamic Equity Fund	1,143,712	136,679	0.15945718	0.01905591	7,172,534

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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OTHER INFORMATION

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Investment Advisory Agreement Renewal

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Boston Partners and the Company (the “Investment Advisory Agreement”) on behalf of the Boston Partners Small Cap Value Fund II, Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, WPG Partners Small Cap Value Diversified Fund, Boston Partners Global Equity Fund, Boston Partners Global Sustainability Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Dynamic Equity Fund, WPG Partners Select Small Cap Value Fund, and the Boston Partners Emerging Markets Fund (for this section only, each a “Fund” and collectively the “Funds”), and the Advisory Agreement between Boston Partners and BP Emerging Markets Long/Short Offshore Ltd. with respect to the Boston Partners Emerging Markets Dynamic Equity Fund (the “Cayman Subsidiary Investment Advisory Agreement” and together with the Investment Advisory Agreement, the “Investment Advisory Agreements”), at a meeting of the Board held on May 16-17, 2023 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Boston Partners with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Boston Partners with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of Boston Partners, and discussed the Investment Advisory Agreements with counsel in executive sessions, at which no representatives of Boston Partners were present. Among other things, the Directors considered (i) the nature, extent, and quality of Boston Partners’ services provided to the Funds; (ii) descriptions of the experience and qualifications of Boston Partners personnel providing those services; (iii) Boston Partners’ investment philosophies and processes; (iv) Boston Partners’ assets under management and client descriptions; (v) Boston Partners’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Boston Partners’ current advisory fee arrangements with the Company and other similarly managed clients; (vii) Boston Partners’ compliance procedures; (viii) Boston Partners’ financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Fuse Research Network, LLC comparing each Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to such Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of each Fund to the performance of its Peer Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Boston Partners. The Directors concluded that Boston Partners had substantial resources to provide services to the Funds and that Boston Partners’ services had been acceptable.

The Directors also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for the one-, three-month periods and the one-, three-, five-, ten-years and since inception periods ended March 31, 2023, as applicable. The Directors considered the Funds’ investment performance in light of their respective investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Peer Groups was acceptable.

In reaching this conclusion, the Directors noted that the Boston Partners All-Cap Value Fund outperformed its benchmark, the Russell 3000 Value Index, for the one-year, three-year, five-year, ten-year, and since-inception periods ended March 31, 2023, and underperformed its benchmark for the one-, and three-month periods ended March 31, 2023. The Board noted that the Fund’s total return outperformed the median of its Peer Group for the three-month, one-year, three-year, five-year, ten-year, and since-inception periods ended December 31, 2022.

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OTHER INFORMATION (continued)

The Directors noted that the Boston Partners Long/Short Equity Fund outperformed its primary benchmark, the S&P 500 Index, for the one-year, three-year, and since-inception periods ended March 31, 2023, and underperformed its benchmark for the one-month, three-month, five-year, and ten-year periods ended March 31, 2023. The Directors noted that the Boston Partners Long/Short Equity Fund outperformed the median of its Peer Group for the three-month, one-year, three-year, and five-year periods ended December 31, 2022, and equaled the median of its Peer Group for the ten-year and since-inception periods ended December 31, 2022.

The Directors noted that the WPG Partners Small Cap Value Diversified Fund outperformed its primary benchmark, the Russell 2000 Value Index, for the one-month, three-month, one-year, three-year, five-year and since inception periods ended March 31, 2023, and underperformed its benchmark for the ten-year period ended March 31, 2023. The Directors noted that the WPG Partners Small Cap Value Diversified Fund outperformed the median of its Peer Group for the three-month, one-year, three-year, and five-year periods ended December 31, 2022, equaled the median of its Peer Group for the since-inception period ended December 31, 2022, and underperformed its Peer Group for the ten-year period ended December 31, 2022.

Next, the Directors also reviewed the performance of the Boston Partners Long/Short Research Fund, noting that the Fund had outperformed its benchmark, the S&P 500 Index, for the one-year period ended March 31, 2023, and underperformed its benchmark for the one-month, three-month, three-year, five-year, ten-year, and since-inception periods ended March 31, 2023. The Directors noted that the Boston Partners Long/Short Research Fund outperformed the median of its Peer Group for the three-month, one-year, and three-year periods ended December 31, 2022, equaled the median of its Peer Group for the five-year and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the ten-year period ended December 31, 2022.

The Directors next reviewed the performance of the Boston Partners Small Cap Value Fund II, which outperformed its benchmark, the Russell 2000 Value Index, for the one-month, three-month, one-year, three-year, five-year, ten-year and since-inception periods ended March 31, 2023. The Directors noted that the Boston Partners Small Cap Value Fund II outperformed the median of its Peer Group for the one-year, ten-year, and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month, three-year and five-year periods ended December 31, 2022.

The Directors also considered the performance of the Boston Partners Global Equity Fund, which outperformed its benchmark, the MSCI World Net Return Index, for the one-year, and three-year periods ended March 31, 2023, and underperformed its benchmark for the one-month, three-month, five-year, ten-year, and since-inception periods ended March 31, 2023. The Directors noted that the Boston Partners Global Equity Fund outperformed the median of its Peer Group for the three-month, one-year, three-year, ten-year, and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the five-year period ended December 31, 2022.

The Directors also considered the performance of the Boston Partners Global Sustainability Fund, which outperformed its benchmark, the MSCI World Net Return Index, for the one-year period ended March 31, 2023, and underperformed its benchmark for the one-month, three-month, and since inception periods ended March 31, 2023. The Directors noted that the Boston Partners Global Sustainability Fund outperformed the median of its Peer Group for the three-month, one-year, and since-inception periods ended December 31, 2022.

The Directors noted that the Boston Partners Global Long/Short Fund had outperformed its benchmark, the MSCI World Net Return Index, for the one-year, and three-year periods ended March 31, 2023, and underperformed its benchmark for the one-month, three-month, five-year and since-inception periods ended March 31, 2023. The Directors noted that the Boston Partners Global Long/Short Fund outperformed the median of its Peer Group for the three-month, one-year, three-year, five-year, and since-inception periods ended December 31, 2022.

The Directors then reviewed the performance of the Boston Partners Emerging Markets Dynamic Equity Fund, which outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year, five-year and since-inception periods ended March 31, 2023, and underperformed its benchmark for the one-month, three-month, and the three-year periods ended March 31, 2023. The Directors also noted that the Boston Partners Emerging Markets Dynamic Equity Fund underperformed the median of its Peer Group for the three-month, one-year, three-year, five-year, and since-inception periods ended December 31, 2022.

The Directors noted that the WPG Partners Select Small Cap Value Fund outperformed its primary benchmark, the Russell 2000 Value Index, for the one-month, three-month, and one-year periods ended March 31, 2023, and underperformed its benchmark for the since inception period ended March 31, 2023. The Directors noted that the WPG Partners Select Small Cap Value Fund outperformed the median of its Peer Group for the three-month, one-year, and since-inception periods ended December 31, 2022.

Finally, the Directors noted that the Boston Partners Emerging Markets Fund had outperformed its benchmark, the MSCI Emerging Markets Net Return Index, for the one-month, three-month, one-year, three-year and five-year periods ended March 31, 2023, and underperformed its benchmark for the since-inception period ended March 31, 2023. The Directors noted that the Boston Partners Emerging Markets Fund equaled the median of its Peer Group for the since-inception period ended December 31, 2022, and underperformed the median of its Peer Group for the three-month, one-year, three-year and five-year periods ended December 31, 2022.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Boston Partners had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2023 for the Funds to limit total annual operating expenses to agreed upon levels for each Fund.

The Directors noted that the Boston Partners Small Cap Value Fund II’s net advisory fee was above the median and ranked in the 5th quintile of its Peer Group and the Fund’s total net expenses were above the median and ranked in the 4th quintile of its Peer Group.

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OTHER INFORMATION (concluded)

The Directors noted that the Boston Partners Long/Short Equity Fund’s net advisory fee and Fund’s total net expenses were both above the median and each ranked in the 5th quintile of its Peer Group.

The Directors noted that the Boston Partners Long/Short Research Fund’s net advisory fee was below the median and ranked in the 4th quintile of its Peer Group, and the Fund’s total net expenses were both above the median and each ranked in the 3rd quintile of its Peer Group.

The Directors noted that the Boston Partners All-Cap Value Fund’s net advisory fee was below the median and ranked in the 2nd quintile of its Peer Group and the Fund’s total net expenses were both below the median and ranked in the 1st quintile of its Peer Group.

The Directors noted that the Boston Partners Global Equity Fund’s net advisory fee and Fund’s total net expenses were both above the median and each ranked in the 4th quintile of its Peer Group.

The Directors noted that the Boston Partners Global Sustainability Fund’s net advisory fee was below the median and in the 1st quintile of its Peer Group, and the Fund’s total net expenses were below the median and in the 2nd quintile of its Peer Group.

The Directors noted that the Boston Partners Global Long/Short Fund’s net advisory fee and Fund’s total net expenses were both above the median and each ranked in the 5th quintile of its Peer Group.

The Directors noted that the Boston Partners Emerging Markets Dynamic Equity Fund’s net advisory fee was below the median and in the 2nd quintile of its Peer Group, and the Fund’s total net expenses were above the median and in the 3rd quintile of its Peer Group.

The Directors noted that the Boston Partners Emerging Markets Fund’s net advisory fee was below the median and in the 1st quintile of its Peer Group, and the Fund’s total net expenses were below the median and in the 2nd quintile of its Peer Group.

The Directors noted that the WPG Partners Select Small Cap Value Fund’s net advisory fee was below the median and in the 1st quintile of its Peer Group, and the Fund’s total net expenses were above the median and in the 4th quintile of its Peer Group.

The Directors noted that the WPG Partners Small Cap Value Diversified Fund’s net advisory fee was below the median and in the 2nd quintile of its Peer Group, and the Fund’s total net expenses were above the median and in the 4th quintile of its Peer Group.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Boston Partners’ services, the Directors concluded that the investment advisory fees to be paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2024.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Liquidity Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that each Fund either held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period or did not require the establishment of a highly liquid investment minimum; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-888-261-4073.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020. Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63	Fidelity National Information Services, Inc. (financial services technology company). Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.

Annual Report 2023  |  125

BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS (continued)

INTERESTED DIRECTOR2

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present	Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series in the Company (53 portfolios) and The RBB Fund Trust 10 portfolios).

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BOSTON PARTNERS INVESTMENT FUNDS

DIRECTORS AND EXECUTIVE OFFICERS (concluded)

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

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BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE

FACTS	WHAT DO THE BOSTON PARTNERS INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security number

•       account balances

•       account transactions

•       transaction history

•       wire transfer instructions

•       checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Boston Partners Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 261-4073 or go to www.boston-partners.com

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BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (continued)

What we do
How do the Boston Partners Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Boston Partners Investment Funds collect my personal information?

We collect your personal information, for example, when you

•       open an account

•       provide account information

•       give us your contact information

•       make a wire transfer

•       tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•       sharing for affiliates’ everyday business purposes-information about your creditworthiness

•       affiliates from using your information to market to you

•       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

•       Check whether we hold personal information about you and to access such data (in accordance with our policy)

•       Request the correction of personal information about you that is inaccurate

•       Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

•       Request the erasure of your personal information

•       Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-261-4073.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Annual Report 2023  |  129

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (concluded)

What we do (continued)
European Union’s General Data Protection Regulation (continued)	The Boston Partners Investment Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

•       ORIX Corporation.

•       Robeco Investment Management, Inc.

•       Robeco Securities, LLC

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•       The Boston Partners Investment Funds don’t share with nonaffiliates so they can market to you. The Boston Partners Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•       The Boston Partners Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Controller	“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

130  |  Annual Report 2023

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INVESTMENT ADVISER
Boston Partners Global Investors, Inc. 1 Beacon Street, 30th Floor Boston, MA 02108

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201

PRINCIPAL UNDERWRITER
Quasar Distributors, LLC 111 E. Kilbourn Ave., Suite 2200 Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP One Commerce Square 2005 Market Street, Suite 700 Philadelphia, PA 19103

LEGAL COUNSEL
Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996

BOS-AR23

Campbell Systematic Macro Fund

of

THE RBB FUND, INC.

Class A (TICKER: EBSAX)

Class C (TICKER: EBSCX)

Class I (TICKER: EBSIX)

Annual Report

August 31, 2023

Campbell Systematic Macro Fund

Annual Investment Advisor’s Report
August 31, 2023 (Unaudited)

September 2022 – August 2023

The performance of the Fund was up in September 2022, with gains in foreign exchange, fixed income, and equity indices and losses in commodities. From a strategy perspective, gains came from momentum, quantitative (“quant”) macro, and short-term strategies.

From a markets perspective, aggressive monetary policy around the globe, elevated inflation, and the European energy crisis pressured bond prices and equity index levels. UK yields surged (prices fell) after British policy makers announced sweeping tax reform and the market braced for an onslaught of bond supply and aggressive rate hikes. Global stocks sold off as investors shed risk assets and the US dollar experienced a sharp rally in September. The narrative in currency markets was dominated by the US Federal Reserve (“US Fed”) hiking rates and the US dollar serving as a high yielding safe haven asset. Commodities generally underperformed on the back of the weakening demand outlook, heightened global recession fears, and the rapidly strengthening US dollar. Wheat prices were an exception and rose during the month on war related supply worries.

The performance of the Fund was up in October 2022, with gains in fixed income and commodities and losses in equity indices and foreign exchange. From a strategy perspective, gains came from quant macro and momentum, while short-term strategies experienced losses.

From a markets perspective, global stock markets rebounded in October on hopes that the US Fed may soon ‘pivot’ from its series of aggressive rate hikes to fight high inflation. US and European credit spreads widened sharply alongside the broader rally in risky assets. Bond prices broadly fell (yields rose) after inflation releases around the globe continued to exceed forecasts. While US yields pushed above 4% across the curve early in the month, in the latter half of October yields fell from their multi-year highs on hopes of a slowdown in rate hikes. In the UK, Gilts (government bonds) experienced a volatile month due to political turmoil but ended October higher. Energy markets were boosted at the start of month after the Organization of the Petroleum Exporting Countries (OPEC+) opted to lower their output targets and continued to rally into month-end as US fuel stockpiles dropped and exports rose to a record, which signaled strong demand despite some recent bearish economic indicators.

The performance of the Fund was down in November 2022, with losses in foreign exchange, fixed income and commodities and gains in equity indices. From a strategy perspective, losses came from momentum and quant macro, while short-term strategies gained.

From a markets perspective, lower-than-expected US CPI (Consumer Price Index) at the start of November and a dovish tilt from ECB (European Central Bank) and US Fed members sent risk assets higher, took the wind out of recent USD strength, and led to lower global yields. Central bank members reiterated the possibility of slowing the pace of rate hikes soon, citing concerns around risks to growth and the lagged effects of policy. In commodities, the petroleum complex suffered as China’s commitment to zero-COVID continued to derail a global demand recovery and stressed an already volatile sector. Precious metals prices rose on signs the Federal Reserve is preparing to slow the pace of interest rate hikes.

The performance of the Fund was down in December 2022, with losses in equity indices, commodities, and foreign exchange and gains in fixed income. From a strategy perspective, losses came from short-term, momentum and quant macro strategies.

From a markets perspective, global equity markets fell on recession fears, rate hikes, the higher-for-longer stance from many central banks, and a gloomier outlook for corporate earnings in 2023. Global bond prices ended the month lower (yields higher) as persistently high inflation kept pressure on central banks to continue tightening policies. The US dollar experienced a sell-off in December as a hawkish approach from the ECB (European Central Bank) and a potential regime shift in Japan away from Governor Kuroda’s commitment to ultra-loose policy, caused broad-based strengthening in the major currencies. Energy markets traded lower on economic slowdown concerns.

1

Campbell Systematic Macro Fund

Annual Investment Advisor’s Report (Continued)
August 31, 2023 (Unaudited)

The performance of the Fund was up in January 2023, with gains in equity indices, commodities, and foreign exchange and losses in fixed income. From a strategy perspective, gains came from quant macro strategies, while short-term and momentum experienced losses.

From a markets perspective, most major stock indexes gained in January as a global “risk-on” sentiment (changes in investment activity in response to global economic patterns) was fueled by optimism on China’s reopening and hopes that the world’s central banks would ease off their aggressive rate-hike cycle. The US dollar experienced a sell-off during the month as these factors, along with falling gas prices in Europe and indications that the growth differential between the US and the rest of the world is declining, all collectively boosted the global appetite for risk and demand for emerging market currencies. In the US and Germany, yields fell when easing US inflation data strengthened the case for the US Fed to turn less aggressive and German yields followed.

The performance of the Fund was up in February 2023, with gains in fixed income, foreign exchange, and commodities and losses in equity indices. From a strategy perspective, gains came from quant macro, momentum, and short-term strategies.

From a markets perspective, after a strong start to the year February saw equity markets retrace in North America and Asia. In the US, stronger-than-expected economic releases, which included labor and inflation data, spurred a meaningful repricing of FOMC (Federal Open Market Committee) rate expectations. In the Asia-Pacific region, strained US-China geopolitical relations and weaker near-term demand outlooks for China further weighed on risk sentiment. European equities proved more resilient to higher rates moving higher in February. In rate markets, US Treasury prices fell (yields rose) as hotter-than-expected inflation data and an extraordinary jump in payrolls elicited increasingly hawkish commentary from US Fed members throughout the month. Euro-area core inflation accelerated to a record, prompting money markets to price in a higher ECB (European Central Bank) terminal rate. The US dollar rallied against most other currencies during the month.

The performance of the Fund was down in March 2023, with gains in foreign exchange more than offset by losses in fixed income, commodities and equity indices. From a strategy perspective, losses came from momentum, while quant macro and short-term strategies gained.

From a markets perspective, global bonds prices moved higher in March in the wake of a US-ignited banking crisis, while the negative impact on the financial sector from relentless US Fed policy tightening prompted traders to scale back US Fed rate hike bets. Most global equity markets gained amid a volatile month of trading, as the banking sector stabilized and investors weighed the possibility of the US Fed pausing its rate increases. The US dollar fell against most other majors during the month on the back of the shift to a more dovish outlook on the US Federal Reserve. Australian dollar and Norwegian krone were the exception, both trading lower as a result of weakness in oil markets.

The performance of the Fund was flat in April 2023, with gains in foreign exchange offset by losses in fixed income and flat performance in commodities and equity indices. From a strategy perspective, momentum strategies gained, while short-term and quant macro strategies experienced losses.

From a markets perspective, most global equity markets gained during the month of April, where early concerns over stability in the US banking sector, uncertainty around global central bank policy shifts, and ongoing geopolitical concerns were overcome by unexpectedly positive earnings in the US and signs of cooling inflation in the Eurozone. In fixed income markets, bond prices slipped (yields rose) on the back of sticky inflation that fueled expectations for continued rate hikes from major central banks. The US dollar was mixed against the majors with the DXY Index (US Dollar Index) finishing 0.8% weaker during the month.

The performance of the Fund was up in May 2023, with gains in commodities and foreign exchange and losses in fixed income and equity indices. From a strategy perspective, momentum and short-term strategies gained, while quant macro strategies experienced losses.

2

Campbell Systematic Macro Fund

Annual Investment Advisor’s Report (Concluded)
August 31, 2023 (Unaudited)

From a markets perspective, most global equity benchmarks ended the month of May lower, with a few notable exceptions in the US. Global recession fears, a ‘higher-for-longer’ stance from many central banks, US debt ceiling concerns, and China’s lackluster recovery weighed on sentiment, while a strong artificial intelligence (AI)-driven rally following Nvidia’s upbeat earnings and blow-out guidance at month-end pushed major US indices upwards. The US dollar rallied during the month, despite debt-ceiling concerns. In European rate markets, a higher-than-expected UK inflation print put pressure on the Bank of England to continue hiking and caused Gilts to weaken. In commodities, copper prices fell to 6-month lows as sentiment soured on the back of China’s disappointing economic recovery, the strong US dollar, and a rebound in stockpiles.

The performance of the Fund was down in June 2023, with losses in commodities and foreign exchange and gains in fixed income and equity indices. From a strategy perspective, quant macro and short-term strategies were down, while momentum strategies gained.

From a markets perspective, most major stock indices finished the month in positive territory despite aggressive global monetary policy tightening and geopolitical tensions. Risk-on sentiment (changes in investment activity in response to global economic patterns) prevailed on optimistic soft-landing expectations and AI sector growth tailwinds. The dominant story for the US dollar and US monetary policy was that the US Fed “skipped” a rate hike at its June meeting, while other central banks like the ECB (European Central Bank) remained focused on tightening. Several central banks delivered larger-than-expected hikes against a backdrop of better-than-expected economic data and persistent inflation. In commodity markets, natural gas futures rallied throughout the month as warmer temperatures continued to drive up cooling demand.

The performance of the Fund was down in July 2023, with losses in foreign exchange and fixed income, gains in commodities, and flat performance in equity indices. From a strategy perspective, losses came from all strategies, including momentum, quant macro and short-term.

From a markets perspective, equity markets advanced during July on soft landing expectations, disinflation traction, and positive earnings. The main story around US policy was that while the US Fed hiked 0.25% in July, the market was pricing in a terminal rate that was close to its peak. This caused general weakness in the US dollar relative to its peers. In rate markets, yields traded choppy as the markets weighed cooling inflation trends, “peak Fed” expectations, sticky employment, and strong economic data. The energy complex rallied amid signs of tightening global supply and an improving demand outlook.

The performance of the Fund was up in August 2023, with gains in foreign exchange and commodities and losses in fixed income and equity indices. From a strategy perspective, gains came from quant macro strategies while momentum and short-term experienced losses.

From a markets perspective, August kicked off with Fitch downgrading the US credit rating, which pushed US treasury yields lower (prices higher), but weak auctions and hawkish US Fed minutes sharply reversed that trend in the back half of August. US Treasuries ultimately ended the month lower, while a dismal Eurozone PMI (Purchasing Managers Index) print sparked a rally in German bonds and investors pared bets on another ECB (European Central Bank) hike. Global equity indices weakened during the month as the hard vs soft landing debate continued, fueled by persistent inflation concerns and some weak US data that supported the peak-US Fed narrative. In currencies, the US dollar rallied sharply against the majors during the month.

3

Campbell Systematic Macro Fund

Performance Data
August 31, 2023 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Systematic Macro Fund - Class A vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 3.50% to a net initial investment of $9,650, in the Class A Shares is made on March 8, 2013 (commencement of operations) and reflects Fund expenses and reinvestment of dividends and distributions. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

Average annual total returns for the periods ended AUGUST 31, 2023
	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION(1)
Class A Shares (without sales charge)	0.93%	10.26%(1)	4.95%(1)	5.04%
Class A Shares (with sales charge)	-2.63%	9.47%(1)	4.58%(1)	4.69%
BarclayHedge BTOP50 Index (2)(3)	-0.64%	6.80%	3.85%	3.25%
S&P 500® Total Return Index (2)(4)	15.94%	11.12%	12.81%	12.85%

(1)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(2)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(3)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

4

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2023 (Unaudited)

(4)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

Effective January 15, 2021, the outstanding Class P Shares of the Campbell Systematic Macro Fund (the “Fund”) were converted into Class A Shares of the Fund. Class A Shares of the Fund have a 3.50% maximum sales charge. Prior to February 16, 2021, the Class A Shares of the Fund had a 5.75% maximum sales charge.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class A Shares, as stated in the current prospectus dated December 31, 2022, as supplemented, is 2.16% and the Fund’s net operating expense ratio after waivers for Class A Shares is 2.00%. Campbell & Company Investment Adviser LLC (the “Adviser”). has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class A Shares to 2.00% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Company”). Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

5

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2023 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Systematic Macro Fund - Class C vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $10,000 initial investment in the Class C Shares is made on March 8, 2013 (commencement of operations of the Fund and not the inception date of the class) and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to February 11, 2014 is Class I Shares performance adjusted for Class C shares expense ratio). Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

Average annual total returns for the periods ended August 31, 2023
	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION(1)
Class C Shares (without contingent deferred sales charge) (Pro forma March 8, 2013 to February 11, 2014)	0.22%	9.43%(1)	4.22%(1)*	4.36%*
Class C Shares (with contingent deferred sales charge) (Pro forma March 8, 2013 to February 11, 2014)	-0.65%	9.43%(1)	4.22%(1)*	4.36%*
BarclayHedge BTOP50 Index (2)(3)	-0.64%	6.80%	3.85%	3.25%
S&P 500® Total Return Index (2)(4)	15.94%	11.12%	12.81%	12.85%

*	Class C Shares performance prior to its inception on February 11, 2014 is the performance of Class I shares, adjusted for the Class C Shares expense ratio.

(1)

Class C Shares of the Fund commenced operations on February 11, 2014 in a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(2)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself. The above is shown for illustrative purposes only.

6

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2023 (Unaudited)

(3)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

(4)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class C Shares, as stated in the current prospectus dated December 31, 2022, as supplemented, is 2.91% and the Fund’s net operating expense ratio after waivers for Class C Shares is 2.75%. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class C Shares to 2.75% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of the Company. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

7

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2023 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Systematic Macro Fund - Class I vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $10,000 initial investment in the Class I Shares is made on March 8, 2013 (commencement of operations) and reflects Fund expenses and reinvestment of dividends and distributions. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

Average annual total returns for the periods ended August 31, 2023
	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION(1)
Class I Shares	1.25%	10.54%(1)	5.22%(1)	5.31%
BarclayHedge BTOP50 Index (2)(3)	-0.64%	6.80%	3.85%	3.25%
S&P 500® Total Return Index (2)(4)	15.94%	11.12%	12.81%	12.85%

(1)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(2)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(3)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

(4)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

8

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2023 (Unaudited)

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class I Shares, as stated in the current prospectus dated December 31, 2022, as supplemented, is 1.91% and the Fund’s net operating expense ratio after waivers is for Class I Shares 1.75%. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class I Shares to 1.75% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of the Company. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

9

Campbell Systematic Macro Fund

Performance Data (Concluded)
August 31, 2023 (Unaudited)

Standard & Poor’s 500 Composite Stock Index (S&P 500 Index)

The 500 stocks in the S&P 500 are chosen by Standard & Poor’s based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies; rather the Index is designed to capture the returns of many different sectors of the U.S. economy. This index includes dividends reinvested.

10

Campbell Systematic Macro Fund

Fund Expense Example

August 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Returns for the Fund
Actual
Class A Shares	$ 1,000.00	$ 964.00	$ 9.90	2.00%	-3.60%
Class C Shares	1,000.00	960.40	13.59	2.75%	-3.96%
Class I Shares	1,000.00	965.50	8.67	1.75%	-3.45%
Hypothetical (5% return before expenses)
Class A Shares	$ 1,000.00	$ 1,015.12	$ 10.16	2.00%	N/A
Class C Shares	1,000.00	1,011.34	13.94	2.75%	N/A
Class I Shares	1,000.00	1,016.38	8.89	1.75%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2023 to August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values on the first line in the table is based on the actual six-month total investment return for the Fund.

11

Campbell Systematic Macro Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2023 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Bills	76.1%	$656,743,187
MONEY MARKET DEPOSIT ACCOUNT:
U.S. Bank Money Market Deposit Account	9.3	80,437,935
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	14.6	126,251,095
NET ASSETS	100.0%	$863,432,217

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
12

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments

August 31, 2023

	Coupon*	Maturity Date	PAR (000’s)	Value
SHORT-TERM INVESTMENTS — 76.1%
U.S. TREASURY OBLIGATIONS — 76.1%
United States Treasury Bill	0.167%	09/07/23	$100,000	$99,912,217
United States Treasury Bill	1.078%	10/12/23	110,000	109,336,967
United States Treasury Bill	1.659%	11/02/23	125,000	123,864,948
United States Treasury Bill	2.450%	11/24/23	75,000	74,070,721
United States Treasury Bill	3.814%	01/04/24	105,000	103,075,000
United States Treasury Bill	5.059%	02/08/24	150,000	146,483,334
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $657,017,129)				656,743,187

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 9.3%
U.S. Bank Money Market Deposit Account, 5.20%(a)			80,437	80,437,935
TOTAL MONEY MARKET DEPOSIT ACCOUNT
(Cost $80,437,935)				80,437,935

TOTAL SHORT-TERM INVESTMENTS
(Cost $737,455,064)				737,181,122

TOTAL INVESTMENTS — 85.4%
(Cost $737,455,064)				737,181,122

OTHER ASSETS IN EXCESS OF LIABILITIES — 14.6%				126,251,095
NET ASSETS — 100.0%				$863,432,217

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.
(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of the consolidated financial statements.
13

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Futures contracts outstanding as of August 31, 2023 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Australian 3-Year Bond	Sep-23	1,429	$98,505,557	$273,637
Australian 10-Year Bond	Sep-23	2,145	161,462,293	395,810
Brent Crude	Dec-23	203	17,504,690	428,681
CAC40 10 Euro	Sep-23	156	12,396,808	(79,709)
Cattle Feeder Futures	Oct-23	53	6,784,662	60,877
Coffee	Dec-23	441	25,550,438	(600,113)
Corn	Dec-23	1,204	28,790,650	(853,886)
Cotton No.2	Dec-23	235	10,318,850	37,385
Euro Stoxx 50	Sep-23	319	14,919,021	(85,241)
Euro-Bobl	Dec-23	1,759	224,059,303	503,116
FTSE China A50 Index	Sep-23	673	8,491,914	(132,877)
FTSE/MIB Index	Sep-23	74	11,587,751	46,597
Gasoline RBOB	Oct-23	343	36,964,355	(865,110)
IBEX 35 Index	Sep-23	57	5,893,830	86,594
IFSC Nifty 50 Futures	Sep-23	302	11,747,196	(11,031)
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-23	11	11,100,175	2,360
Live Cattle	Oct-23	511	36,960,630	141,077
London Metals Exchange Aluminum	Sep-23	2,399	130,370,656	(3,520,154)
London Metals Exchange Aluminum	Dec-23	415	23,003,969	201,457
London Metals Exchange Copper	Sep-23	2,590	545,195,000	(2,185,144)
London Metals Exchange Copper	Dec-23	596	125,577,200	790,820
London Metals Exchange Zinc	Sep-23	946	57,268,475	(461,215)
London Metals Exchange Zinc	Dec-23	184	11,194,100	186,695
Low Sulphur Gasoil G Futures	Oct-23	35	3,091,375	(8,335)
Nasdaq 100 E-Mini	Sep-23	34	10,566,180	226,508
Nikkie 225 (Osaka Securities Exchange)	Sep-23	81	18,154,644	45,144
NY Harbor Ultra-Low Sulfur Diesel	Oct-23	142	18,566,528	(65,607)
Palladium	Dec-23	2	243,740	(2,765)
S&P 500 E-Mini	Sep-23	68	15,354,400	(8,416)
Soybean	Nov-23	426	29,154,375	(8,399)
Soybean Meal	Dec-23	55	2,222,000	(49,516)
Soybean Oil	Dec-23	129	4,835,952	(30,408)
SPI 200 Index	Sep-23	94	11,077,508	14,151
Sugar No. 11 (World)	Oct-23	446	12,517,971	262,391
Topix Index	Sep-23	122	19,541,634	434,239
WTI Crude	Oct-23	160	13,380,800	567,973
				$(4,262,414)

The accompanying notes are an integral part of the consolidated financial statements.
14

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Sep-24	2,207	$(578,188,482)	$(466,167)
90-DAY Bank Bill	Sep-24	1,384	(887,658,943)	(289,116)
Bank Acceptance	Dec-24	99	(17,426,843)	(18,510)
Canadian 10-Year Bond	Dec-23	907	(80,087,456)	(400,552)
Cocoa	Dec-23	764	(27,794,320)	(810,827)
Copper	Dec-23	320	(30,576,000)	(238,565)
DAX Index	Sep-23	7	(3,035,995)	(7,307)
DJIA Mini E-CBOT	Sep-23	21	(3,653,055)	35,438
Euro-BTP	Dec-23	50	(6,259,962)	(47,843)
Euro-Bund	Dec-23	400	(57,527,027)	(130,829)
Euro-BUXL 30-Year Bond Futures	Dec-23	47	(6,817,016)	(59,171)
Euro-Oat	Dec-23	104	(14,375,121)	(125,261)
Euro-Schatz	Dec-23	5,076	(580,579,781)	(1,465,695)
FTSE 100 Index	Sep-23	224	(21,175,844)	(359,675)
FTSE Taiwan Index	Sep-23	10	(573,000)	(3,750)
FTSE/JSE TOP 40	Sep-23	17	(621,317)	(2,371)
Gold 100 Oz	Dec-23	177	(34,796,430)	(294,377)
Hang Seng China Enterprises Index	Sep-23	49	(1,970,972)	(38,009)
Hang Seng Index	Sep-23	46	(5,368,187)	(46,577)
ICE Three Month SONIA Index Futures	Sep-24	422	(126,423,853)	(323,438)
iShares MSCI EAFE ETF	Sep-23	43	(4,534,995)	66,918
Kansas City Hard Red Winter Wheat	Dec-23	154	(5,599,825)	318,885
London Metals Exchange Aluminum	Sep-23	2,399	(130,370,656)	4,256,108
London Metals Exchange Aluminum	Dec-23	1,054	(58,424,537)	62,059
London Metals Exchange Copper	Sep-23	2,590	(545,195,000)	905,359
London Metals Exchange Copper	Dec-23	622	(131,055,400)	(916,142)
London Metals Exchange Zinc	Sep-23	946	(57,268,475)	166,775
London Metals Exchange Zinc	Dec-23	289	(17,582,037)	(45,363)
Long Gilt	Dec-23	234	(28,329,951)	(268,084)
MSCI Emerging Markets Index	Sep-23	98	(4,798,570)	135,890
MSCI Singapore Exchange ETS	Sep-23	67	(1,408,713)	(23,464)
Natural Gas	Oct-23	589	(16,303,520)	(815,995)
OMX Stockholm 30 Index	Sep-23	140	(2,799,105)	5,622
Platinum	Oct-23	394	(19,195,680)	(706,763)
Russell 2000 E-Mini	Sep-23	87	(8,271,960)	104,169
S&P Mid 400 E-Mini	Sep-23	28	(7,416,360)	33,857
S&P/TSX 60 Index	Sep-23	112	(20,160,332)	(389,679)
Silver	Dec-23	104	(12,902,240)	62,978
Three-Month SOFR	Dec-24	1,170	(280,302,750)	(497,100)
U.S. Treasury 2-Year Notes	Dec-23	493	(100,475,711)	(191,095)
U.S. Treasury 5-Year Notes	Dec-23	1,258	(134,507,719)	(662,178)
U.S. Treasury 10-Year Notes	Dec-23	186	(20,651,812)	(150,132)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-23	932	(113,412,750)	(937,067)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-23	75	(9,710,156)	(149,312)
Wheat	Dec-23	845	(25,434,500)	2,092,673
				$(2,633,683)
Total Futures Contracts				$(6,896,097)

The accompanying notes are an integral part of the consolidated financial statements.
15

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2023

Forward foreign currency contracts outstanding as of August 31, 2023 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	913,000,000	USD	612,284,366	Sep 20 2023	UBS	$(20,269,783)
BRL	434,950,000	USD	89,419,102	Sep 20 2023	UBS	(1,859,661)
CAD	1,280,250,000	USD	964,656,445	Sep 20 2023	UBS	(16,878,012)
CHF	97,200,000	USD	110,551,215	Sep 20 2023	UBS	(278,255)
CLP	42,430,000,000	USD	51,598,831	Sep 20 2023	UBS	(1,942,003)
CNH	67,900,000	USD	9,353,216	Sep 20 2023	UBS	(13,267)
COP	355,380,000,000	USD	85,692,857	Sep 20 2023	UBS	584,820
CZK	1,001,600,000	USD	45,358,127	Sep 20 2023	UBS	(268,392)
EUR	1,228,300,000	USD	1,348,652,239	Sep 20 2023	UBS	(15,470,860)
GBP	858,650,000	USD	1,091,445,161	Sep 20 2023	UBS	(3,602,872)
HUF	51,015,000,000	USD	145,596,786	Sep 20 2023	UBS	(1,124,805)
IDR	944,825,000,000	USD	62,187,590	Sep 20 2023	UBS	(158,903)
INR	11,656,000,000	USD	141,019,237	Sep 20 2023	UBS	(321,740)
JPY	87,381,000,000	USD	623,784,654	Sep 20 2023	UBS	(21,289,120)
KRW	59,055,000,000	USD	45,868,524	Sep 20 2023	UBS	(1,141,378)
MXN	2,802,900,000	USD	162,487,200	Sep 20 2023	UBS	1,325,952
NOK	2,392,350,000	USD	229,486,393	Sep 20 2023	UBS	(4,319,616)
NZD	704,700,000	USD	434,855,418	Sep 20 2023	UBS	(14,624,079)
PHP	3,054,750,000	USD	54,348,430	Sep 20 2023	UBS	(418,388)
PLN	530,175,000	USD	128,909,395	Sep 20 2023	UBS	(543,687)
SEK	726,300,000	USD	67,925,012	Sep 20 2023	UBS	(1,521,891)
SGD	120,870,000	USD	90,415,213	Sep 20 2023	UBS	(897,809)
TWD	405,900,000	USD	12,797,154	Sep 20 2023	UBS	(20,119)
USD	818,779,531	AUD	1,228,050,000	Sep 20 2023	UBS	22,477,768
USD	67,616,792	BRL	333,150,000	Sep 20 2023	UBS	550,629
USD	1,132,315,556	CAD	1,505,750,000	Sep 20 2023	UBS	17,597,825
USD	149,916,056	CHF	132,350,000	Sep 20 2023	UBS	(234,420)
USD	50,060,297	CLP	42,070,000,000	Sep 20 2023	UBS	824,786
USD	51,163,965	CNH	361,600,000	Sep 20 2023	UBS	1,424,265
USD	67,532,789	COP	285,060,000,000	Sep 20 2023	UBS	(1,672,890)
USD	56,979,204	CZK	1,254,000,000	Sep 20 2023	UBS	526,999
USD	1,432,005,771	EUR	1,309,050,000	Sep 20 2023	UBS	11,179,357
USD	1,005,061,391	GBP	786,350,000	Sep 20 2023	UBS	8,817,538
USD	118,937,591	HUF	42,042,000,000	Sep 20 2023	UBS	(123,293)
USD	73,455,434	IDR	1,098,125,000,000	Sep 20 2023	UBS	1,362,452
USD	116,876,182	INR	9,667,000,000	Sep 20 2023	UBS	187,549
USD	623,618,048	JPY	87,939,000,000	Sep 20 2023	UBS	17,275,082
USD	86,267,766	KRW	111,645,000,000	Sep 20 2023	UBS	1,709,945
USD	99,431,344	MXN	1,708,500,000	Sep 20 2023	UBS	(420,513)
USD	255,813,894	NOK	2,778,300,000	Sep 20 2023	UBS	(5,678,304)
USD	536,746,086	NZD	877,050,000	Sep 20 2023	UBS	13,737,863
USD	70,318,080	PHP	3,922,500,000	Sep 20 2023	UBS	1,068,357
USD	124,394,889	PLN	509,325,000	Sep 20 2023	UBS	1,077,372
USD	106,720,936	SEK	1,129,950,000	Sep 20 2023	UBS	3,413,478
USD	171,259,596	SGD	230,010,000	Sep 20 2023	UBS	912,130
USD	84,511,972	TWD	2,611,350,000	Sep 20 2023	UBS	2,311,161

The accompanying notes are an integral part of the consolidated financial statements.
16

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2023

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	69,365,842	ZAR	1,305,200,000	Sep 20 2023	UBS	$374,103
ZAR	1,012,800,000	USD	54,715,336	Sep 20 2023	UBS	(1,179,606)
Total Forward Foreign Currency Contracts						$(7,534,235)

AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	PHP	Philippine Peso
COP	Columbian Peso	PLN	Polish Zloty
CZK	Czech Koruna	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TWD	Taiwan New Dollar
HUF	Hungarian Forint	UBS	Union Bank of Switzerland
IDR	Indonesian Rupiah	USD	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.
17

Campbell Systematic Macro Fund

Consolidated Statement of Assets and Liabilities

August 31, 2023

ASSETS
Investments, at value (cost $737,455,064)	$737,181,122
Deposits with brokers:
Futures contracts	93,464,538
Forward foreign currency contracts	54,754,702
Unrealized appreciation on forward foreign currency contracts	108,739,431
Unrealized appreciation on futures contracts	12,952,243
Receivable for capital shares sold	2,911,634
Interest receivable	589,243
Prepaid expenses and other assets	14,077
Total assets	1,010,606,990
LIABILITIES
Unrealized depreciation on forward foreign currency contracts	$116,273,666
Unrealized depreciation on futures contracts	19,848,340
Due to broker	7,927,497
Payable for:
Advisory fees	1,152,652
Capital shares redeemed	1,579,291
Other accrued expenses and liabilities	393,327
Total liabilities	147,174,773
Net assets	$863,432,217
NET ASSETS CONSIST OF:
Par value	$91,088
Paid-in capital	917,819,312
Total distributable earnings/(loss)	(54,478,183)
Net assets	$863,432,217
CAPITAL SHARES:
Class A Shares:
Net assets applicable to Class A Shares	$61,812,796
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	6,599,436
Net asset value and redemption price per share	$9.37
Maximum offering price per share (100/96.5 of $9.37)	$9.71

Class C Shares:
Net assets applicable to Class C Shares	$18,610,033
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,134,937
Net asset value, offering and redemption price per share	$8.72

Class I Shares:
Net assets applicable to Class I Shares	$783,009,388
Shares outstanding ($0.001 par value, 300,000,000 shares authorized)	82,353,243
Net asset value, offering and redemption price per share	$9.51

The accompanying notes are an integral part of the consolidated financial statements.
18

Campbell Systematic Macro Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2023

INVESTMENT INCOME
Interest	$29,411,163
Total investment income	29,411,163
EXPENSES
Advisory fees (Note 2)	12,914,691
Transfer agent fees (Note 2)	1,068,398
Administration and accounting fees (Note 2)	206,587
Distribution fees - Class A Shares	170,357
Distribution fees - Class C Shares	187,042
Registration and filing fees	115,364
Printing and shareholder reporting fees	87,204
Director fees	77,247
Officer fees	68,118
Audit and tax service fees	62,633
Legal fees	60,034
Custodian fees (Note 2)	29,285
Other expenses	42,924
Total expenses before waivers and/or reimbursements	15,089,884
Less: waivers and reimbursements (Note 2)	(951,565)
Net expenses after waivers and/or reimbursements	14,138,319
Net investment income/(loss)	15,272,844
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(80,089)
Futures contracts	5,238,369
Foreign currency transactions	(5,170,570)
Forward foreign currency contracts	16,893,140
Net change in unrealized appreciation/(depreciation) on:
Investments	275,090
Futures contracts	(10,105,214)
Foreign currency translations	1,588,956
Forward foreign currency contracts	(22,972,941)
Net realized and unrealized gain/(loss) on investments	(14,333,259)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$939,585

The accompanying notes are an integral part of the consolidated financial statements.
19

Campbell Systematic Macro Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$15,272,844	$(2,792,104)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	16,880,850	50,437,598
Net change in unrealized appreciation/(depreciation) on investments, future contracts, foreign currency translation and forward foreign currency contracts	(31,214,109)	19,222,601
Net increase/(decrease) in net assets resulting from operations	939,585	66,868,095

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(9,548,573)	(868,654)
Class C Shares	(2,517,507)	(680,865)
Class I Shares	(88,730,836)	(8,601,682)
Net decrease in net assets from dividends and distributions to shareholders	(100,796,916)	(10,151,201)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	34,402,233	53,370,788
Proceeds from reinvestment of distributions	9,286,917	840,478
Shares redeemed	(38,161,798)	(6,522,289)
Total from Class A Shares	5,527,352	47,688,977
Class C Shares
Proceeds from shares sold	6,816,942	5,670,775
Proceeds from reinvestment of distributions	2,388,732	635,536
Shares redeemed	(3,668,971)	(1,834,074)
Total from Class C Shares	5,536,703	4,472,237
Class I Shares
Proceeds from shares sold	703,679,347	494,892,554
Proceeds from reinvestment of distributions	85,541,786	8,403,372
Shares redeemed	(473,269,758)	(116,914,962)
Total from Class I Shares	315,951,375	386,380,964
Net increase/(decrease) in net assets from capital share transactions	327,015,430	438,542,178
Total increase/(decrease) in net assets	227,158,099	495,259,072

The accompanying notes are an integral part of the consolidated financial statements.
20

Campbell Systematic Macro Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
Net Assets:
Beginning of period	$636,274,118	$141,015,046
End of period	$863,432,217	$636,274,118

SHARE TRANSACTIONS:
Class A Shares
Shares sold	3,439,596	5,296,683
Shares reinvested	979,633	103,635
Shares redeemed	(3,977,081)	(683,187)
Total from Class A Shares	442,148	4,717,131
Class C Shares
Shares sold	704,756	604,995
Shares reinvested	269,001	82,860
Shares redeemed	(401,028)	(208,784)
Total from Class C Shares	572,729	479,071
Class I Shares
Shares sold	70,564,733	48,866,179
Shares reinvested	8,901,331	1,026,053
Shares redeemed	(48,628,923)	(11,782,155)
Total from Class I Shares	30,837,141	38,110,077
Net increase/(decrease) in shares outstanding	31,852,018	43,306,279

The accompanying notes are an integral part of the consolidated financial statements.
21

Campbell Systematic Macro Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018
Per Share Operating Performance
Net asset value, beginning of period	$10.65	$8.76	$7.55	$9.81		$9.49	$9.36
Net investment income/(loss)(3)	0.16	(0.11)	(0.16)	(0.07)		— (4)	(0.03)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (5)	(0.05)	2.57	1.37	(0.76)		1.45	0.16
Net increase/(decrease) in net assets resulting from operations	0.11	2.46	1.21	(0.83)		1.45	0.13
Dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.48)	—	(0.79)		(1.13)	—
Net realized capital gain	(1.19)	(0.09)	—	(0.64)		—	—
Total dividends and distributions to shareholders	(1.39)	(0.57)	—	(1.43)		(1.13)	—
Net asset value, end of period	$9.37	$10.65	$8.76	$7.55		$9.81	$9.49
Total investment return (6)	0.93%	30.09%	16.03%	(8.86	)%(7)	17.73%	1.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,813	$65,549	$12,613	$10,365		$12,895	$14,744
Ratio of expenses to average net assets with waivers and reimbursements and/or recoupments (10)	2.00%	2.00%	2.03%	2.15	%(8)	2.12%	1.58%
Ratio of expenses to average net assets without waivers and reimbursements and/or recoupments (9)(11)	2.12%	2.16%	2.36%	2.51	%(8)	2.54%	1.96%
Ratio of net investment income/(loss) to average net assets	1.71%	(1.32)%	(1.93)%	(0.93	)%(8)	(0.03)%	(0.32)%
Portfolio turnover rate (12)	0%	0%	0%	0	%(7)	15%	122%

(1)	The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.
(2)	Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust, an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.
(3)	Calculated based on average shares outstanding for the period.
(4)	Less than $0.005 per share.
(5)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(6)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.
(7)	Not annualized
(8)	Annualized
(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(10)	Ratio of net expenses to average net assets excluding interest expense	2.00%	2.00%	2.00%	2.12%	2.07%	1.58%
(11)	Ratio of gross expenses to average net assets excluding interest expense(9)	2.12%	2.16%	2.33%	2.48%	2.49%	1.96%
(12)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
22

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018
Per Share Operating Performance
Net asset value, beginning of period	$10.02	$8.38	$7.28	$9.51		$9.20	$9.15
Net investment income/(loss)(3)	0.09	(0.20)	(0.21)	(0.12)		(0.07)	(0.10)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (4)	(0.05)	2.45	1.31	(0.74)		1.42	0.15
Net increase/(decrease) in net assets resulting from operations	0.04	2.25	1.10	(0.86)		1.35	0.05
Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.52)	—	(0.73)		(1.04)	—
Net realized capital gain	(1.19)	(0.09)	—	(0.64)		—	—
Total dividends and distributions to shareholders	(1.34)	(0.61)	—	(1.37)		(1.04)	—
Net asset value, end of period	$8.72	$10.02	$8.38	$7.28		$9.51	$9.20
Total investment return (5)	0.22%	29.13%	15.11%	(9.49	)%(6)	16.88%	0.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,610	$15,654	$9,079	$9,087		$13,237	$15,676
Ratio of expenses to average net assets with waivers and reimbursements and/or recoupments (9)	2.75%	2.75%	2.78%	2.88	%(7)	2.87%	2.35%
Ratio of expenses to average net assets without waivers and reimbursements and/or recoupments (8)(10)	2.87%	2.91%	3.11%	3.27	%(7)	3.29%	2.74%
Ratio of net investment income/(loss) to average net assets	0.96%	(2.07)%	(2.67)%	(1.65	)%(7)	(0.78)%	(1.05)%
Portfolio turnover rate (11)	0%	0%	0%	0	%(6)	15%	122%

(1)	The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.
(2)	Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust, an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.
(3)	Calculated based on average shares outstanding for the period.
(4)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(5)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.
(6)	Not annualized
(7)	Annualized
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(9)	Ratio of net expenses to average net assets excluding interest expense	2.75%	2.75%	2.75%	2.85%	2.82%	2.35%
(10)	Ratio of gross expenses to average net assets excluding interest expense(8)	2.87%	2.91%	3.08%	3.24%	3.24%	2.74%
(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
23

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018
Per Share Operating Performance
Net asset value, beginning of period	$10.77	$8.90	$7.65	$9.93		$9.59	$9.44
Net investment income/(loss)(3)	0.20	(0.09)	(0.14)	(0.07)		0.02	(0.01)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (4)	(0.05)	2.59	1.39	(0.77)		1.48	0.16
Net increase/(decrease) in net assets resulting from operations	0.15	2.50	1.25	(0.84)		1.50	0.15
Dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.54)	—	(0.80)		(1.16)	—
Net realized capital gain	(1.19)	(0.09)	—	(0.64)		—	—
Total dividends and distributions to shareholders	(1.41)	(0.63)	—	(1.44)		(1.16)	—
Net asset value, end of period	$9.51	$10.77	$8.90	$7.65		$9.93	$9.59
Total investment return (5)	1.25%	30.35%	16.34%	(8.75	)%(6)	18.17%	1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$783,009	$555,072	$119,324	$115,431		$51,067	$89,456
Ratio of expenses to average net assets with waivers and reimbursements and/or recoupments (9)	1.75%	1.75%	1.78%	1.88	%(7)	1.84%	1.30%
Ratio of expenses to average net assets without waivers and reimbursements and/or recoupments (8)(10)	1.87%	1.91%	2.11%	2.24	%(7)	2.28%	1.64%
Ratio of net investment income/(loss) to average net assets	1.96%	(1.07)%	(1.68)%	(0.91	)%(7)	0.23%	(0.10)%
Portfolio turnover rate (11)	0%	0%	0%	0	%(6)	15%	122%

(1)	The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.
(2)	Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust, an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.
(3)	Calculated based on average shares outstanding for the period.
(4)	The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(5)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.
(6)	Not annualized
(7)	Annualized
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(9)	Ratio of net expenses to average net assets excluding interest expense	1.75%	1.75%	1.75%	1.85%	1.80%	1.30%
(10)	Ratio of gross expenses to average net assets excluding interest expense(8)	1.87%	1.91%	2.08%	2.21%	2.24%	1.64%
(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
24

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements

August 31, 2023

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund complex divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the Campbell Systematic Macro Fund (the “Fund”), which commenced investment operations on March 4, 2013. The Fund currently offers Class A, Class C and Class I shares. Class A and Class I shares commenced operations on March 4, 2013. Class C commenced operations on February 11, 2014.

Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 3.50%. Prior to February 16, 2021, Class A shares were offered at net asset value plus a maximum sales charge of 5.75%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within twelve months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within twelve months after a purchase of such shares. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust, an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company.

The Company has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2023, and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

CONSOLIDATION OF SUBSIDIARY — The Campbell Systematic Macro Program is achieved by the Fund investing up to 25% of its total assets in the Campbell Systematic Macro Offshore Limited Fund (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $60,575,371, which represented 7.01% of the Fund’s net assets.

25

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the RBB, Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2023, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$737,181,122	$737,181,122	$—	$—
Commodity Contracts
Futures Contracts	10,542,193	10,542,193	—	—
Equity Contracts
Futures Contracts	1,235,127	1,235,127	—	—
Interest Rate Contracts
Futures Contracts	1,174,923	1,174,923	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	108,739,431	—	108,739,431	—
Total Assets	$858,872,796	$750,133,365	$108,739,431	$—

26

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commodity Contracts
Futures Contracts	$(12,478,684)	$(12,478,684)	$—	$—
Equity Contracts
Futures Contracts	(1,188,106)	(1,188,106)	—	—
Interest Rate Contracts
Futures Contracts	(6,181,550)	(6,181,550)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(116,273,666)	—	(116,273,666)	—
Total Liabilities	$(136,122,006)	$(19,848,340)	$(116,273,666)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the fiscal year ended August 31, 2023, the Fund had no Level 3 transfers.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

27

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The following table lists the fair values of the Fund’s derivative holdings as of August 31, 2023, grouped by contract type and risk exposure category.

Derivative Type	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$10,542,193	$1,235,127	$1,174,923	$—	$12,952,243
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	108,739,431	108,739,431
Total Value - Assets		$10,542,193	$1,235,127	$1,174,923	$108,739,431	$121,691,674

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(12,478,684)	$(1,188,106)	$(6,181,550)	$—	$(19,848,340)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(116,273,666)	(116,273,666)
Total Value - Liabilities		$(12,478,684)	$(1,188,106)	$(6,181,550)	$(116,273,666)	$(136,122,006)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported in the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$(8,966,413)	$(2,207,164)	$16,411,946	$—	$5,238,369
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	—	16,893,140	16,893,140
Total Realized Gain/(Loss)		$(8,966,413)	$(2,207,164)	$16,411,946	$16,893,140	$22,131,509

28

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$(4,208,529)	$350,314	$(6,246,999)	$—	$(10,105,214)
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	—	(22,972,941)	(22,972,941)
Total Change in Unrealized Appreciation/(Depreciation)		$(4,208,529)	$350,314	$(6,246,999)	$(22,972,941)	$(33,078,155)

For the fiscal year ended August 31, 2023, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts- Payable (Value At Trade Date)	Forward Foreign Currency Contracts- Receivable (Value At Trade Date)
$1,317,909,868	$(2,990,219,548)	$(11,675,533,640)	$11,679,753,273

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

29

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$108,739,431	$(108,739,431)	$—	$—	$116,273,666	$(108,739,431)	$(7,534,235)	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

30

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

SEC RULE 18f-4 — Effective August 19, 2022, the U.S. Securities and Exchange Commission (the “SEC”) implemented Rule 18f-4 under the 1940 Act (“Rule 18f-4”), providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. The Fund, as a full derivatives user (as defined in Rule 18f-4), is subject to the full requirements of Rule 18f-4. The Fund is required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual

31

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts —The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an off setting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

32

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

Prior to May 29, 2020, Equinox Institutional Asset Management, LP (“Equinox”) served as adviser to the Predecessor Fund and Campbell served as a sub-adviser to the Predecessor Fund. Equinox was entitled to an advisory fee from the Predecessor Fund at the same rate payable to Campbell as Adviser to the Fund. Equinox, not the Predecessor Fund, paid a sub-advisory fee to Campbell.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board. The Adviser may discontinue this arrangement at any time after December 31, 2023.

	Expense Cap
Advisory Fee	Class A	Class C	Class I
1.64%	2.00%	2.75%	1.75%

Prior to May 29, 2020, Equinox and Campbell had contractually agreed to reduce their advisory fees and/or reimburse certain expenses of the Predecessor Fund, to ensure that the Predecessor Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) acquired fund fees and expenses, and (v) brokerage commissions, did not exceed, on an annual basis, 2.14% with respect to Class A shares, 2.89% with respect to Class C shares, and 1.89% with respect to Class I shares of the Predecessor Fund’s average daily net assets.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed by the Adviser were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$12,914,691	$(951,565)	$11,963,126

If at any time the Fund’s total annual Fund operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2024	August 31, 2025	August 31, 2026	Total
$438,636	$392,091	$951,565	$1,782,292

33

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated by the Company for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities (excluding short-term investments and derivative transactions) or long-term U.S. Government securities by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

34

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2023

As of August 31, 2023, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$792,314,979	$19,584,658	$(35,001,121)	$(15,416,463)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to futures not regulated by Section 1256 of the Internal Revenue Code and timing difference related to taxable income from a wholly owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2023, primarily attributable to investments in wholly-owned controlled foreign corporation were reclassified among the following accounts:

Distributable Earnings/(Loss)	PAID-IN CAPITAL
$7,277,275	$(7,277,275)

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Qualified Late-Year Loss Deferral	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)
$2,078,038	$—	$—	$(27,553,221)	$(32,082)	$(28,970,918)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 was as follows:

	Ordinary Income	Long-Term Gains	Total
2023	$51,700,811	$49,096,105	$100,796,916
2022	$8,660,018	$1,491,183	$10,151,201

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2023. For the fiscal year ended August 31, 2023, the Fund deferred Post October losses of $27,553,221.

35

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2023

6. New Accounting Pronouncements and Regulatory Updates

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted a final rule relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Fund is required to comply.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

7. Subsequent Events

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued, and has determined that there was the following subsequent event: The U.S.-designated terrorist group Hamas attacked Israel on October 7, 2023, resulting in an ensuing war in the region. Current hostilities and the potential for future hostilities may diminish the value, or cause significant volatility in the share price, of companies based in or having significant operations in Israel. The Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. How long the armed conflict and related events will last cannot be predicted.

36

Campbell Systematic Macro Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Campbell Systematic Macro Fund
and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Campbell Systematic Macro Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and the period from October 1, 2019 through August 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended and the period from October 1, 2019 through August 31, 2020, in conformity with U.S. generally accepted accounting principles.

The consolidated financial highlights of the Fund for each of the periods presented through September 30, 2019, were audited by other auditors whose report dated November 27, 2019, expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Campbell & Company investment companies since 2015.

Philadelphia, Pennsylvania
October 30, 2023

37

Campbell Systematic Macro Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2023. During the year ended August 31, 2023, the Fund paid $51,700,811 of ordinary income distributions and $49,096,105 of long-term capital gain distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 52.91% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

38

Campbell Systematic Macro Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling 1-844-261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Forms N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Approval of Investment Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company on behalf of the Fund, and the investment advisory agreement between Campbell and the Subsidiary (together, the “Investment Advisory Agreements”) at a meeting of the Board held on May 16-17, 2023 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of the Investment Advisory Agreement between the Company and Campbell with respect to the Fund, and the Cayman Subsidiary Investment Advisory Agreement between Campbell and Campbell Systematic Macro Offshore Limited with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of Campbell, and discussed the aforementioned Agreements with counsel in executive sessions, at which no representatives of Campbell or Campbell Systematic Macro Offshore Limited were present. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by FUSE comparing the Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of the Fund to the performance of its Peer Group; and (xi) a report comparing the performance of the Fund to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund, noting that the Fund’s Class I Shares’ year-to-date cumulative return as of March 31, 2023 from 2023, 2022, 2021, 2020, and 2019, were 3.86%, 30.94%, 9.05%, 3.46%, and 11.72%, respectively. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Board noted that the Fund’s total return outperformed the median of its Peer Group for the one-year, three-year, five-year, and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month and ended December 31, 2022.

39

Campbell Systematic Macro Fund

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that both the Fund’s net advisory fee and Fund’s total net expenses were above the median and in the 4th quintile of its Peer Group. The Directors noted that Campbell had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2023 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreements should be approved for an additional annual period ending August 16, 2024.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Risk Management Committee, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

40

Campbell Systematic Macro Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844)-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm)

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).

41

Campbell Systematic Macro Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm); from 1983-2014.	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company) since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A

42

Campbell Systematic Macro Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series in the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage

43

Campbell Systematic Macro Fund

Company Management (Concluded)

(Unaudited)

industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

44

Campbell Systematic Macro Fund

Privacy Notice

(Unaudited)

Campbell Systematic Macro Fund

FACTS	WHAT DOES THE Campbell Systematic Macro Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Systematic Macro Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Systematic Macro Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

45

Campbell Systematic Macro Fund

Privacy Notice (Concluded)

(Unaudited)

What we do
How does the Campbell Systematic Macro Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Systematic Macro Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Campbell Systematic Macro Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Systematic Macro Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Systematic Macro Fund does not jointly market.

46

Campbell Systematic Macro Fund

Affirmation of the Commodity Pool Operator

August 31, 2023

To the best of the knowledge and belief of the undersigned, the information contained in the Annual Report for the year ended August 31, 2023 is accurate and complete.

Kevin D. Cole, Chief Executive Officer & Chief Investment Officer Campbell & Company, LP CAMPBELL SYSTEMATIC MACRO FUND

47

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Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CSMF-AR23

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2023

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

FREE MARKET FUNDS

ANNUAL INVESTMENT ADVISER’S REPORT

August 31, 2023 (Unaudited)

Free Market U.S. Equity Fund

The twelve-month period ended August 31, 2023 saw periods of noticeable volatility in domestic equity markets. Calendar year 2022 closed with U.S. equities down, inflation yet to be tamed, and investors bracing for a possible recession. The U.S. economy proved resilient in 2023 despite multiple obstacles from uncertainty in the banking sector and continued concerns about the economy’s health.

For the twelve months ended August 31, 2023, the Free Market U.S. Equity Fund provided a total return of 9.92% at net asset value. This compares with a return of 6.64% over the same period for the Free Market U.S. Equity Fund’s benchmark, the Russell 2500® Index.

As a result of the Free Market U.S. Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in equity markets rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the performance of diversified equity funds, like the Free Market U.S. Equity Fund, are the size and value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. growth stocks performed better than U.S. value stocks during the period. The S&P 500® Index returned 15.94%, the Russell 2500® Index returned 6.64%, and the Russell 2000® Index returned 4.65%. Furthermore, for the same time period, the Russell 1000® Value Index returned 8.59% while the Russell 2000® Value returned 2.17% for the twelve months ended August 31, 2023.

In summary, U.S. growth stocks outperformed U.S. value stocks and U.S. large cap stocks performed better than small cap stocks. Factors that contributed to the Free Market U.S. Equity Fund’s overperformance compared to its benchmark can largely be explained by its tilt toward large cap value stocks, which still outperformed smaller growth oriented companies. In addition, the underlying funds outperformed their benchmarks due to broader exposure to the structured asset class they represent.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

1

FREE MARKET FUNDS

ANNUAL INVESTMENT ADVISER’S REPORT (Continued)

August 31, 2023 (Unaudited)

Free Market International Equity Fund

The twelve-month period ended August 31, 2023 saw international equity markets outpacing U.S. equity markets. Contributions to international equities performance include accelerated global economic growth, the re-opening of China, normalization of supply changes previously affected by the COVID-19 pandemic, and banking-related events in the U.S. exposing additional vulnerabilities associated with interest rate increases.

For the twelve months ended August 31, 2023, the Free Market International Equity Fund provided a total return of 15.82% at net asset value. This compares with a return of 16.45% over the same period for the Free Market International Equity Fund’s benchmark, the MSCI World (ex USA) Index, which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the U.S.

As a result of the Free Market International Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International value stocks fared better than international growth stocks during the fiscal year. The MSCI EAFE Value Index increased by 20.74%, while the MSCI EAFE Small Cap Value Index returned 12.06% and the MSCI Emerging Markets Index returned 1.25%. Furthermore, the MSCI EAFE Small Cap Index returned 9.18% for the twelve months ended August 31, 2023, while the MSCI EAFE Index returned 17.92% for the same period.

In summary, international value stocks outperformed international growth stocks and international large cap stocks performed better than small cap stocks. Factors that contributed to the Free Market International Equity Fund’s slight underperformance compared to its benchmark can largely be explained by its exposure to small cap growth oriented stocks as well as exposure to emerging market stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

2

FREE MARKET FUNDS

ANNUAL INVESTMENT ADVISER’S REPORT (Continued)

August 31, 2023 (Unaudited)

Free Market Fixed Income Fund

The U.S. economy experienced periods of volatility during the twelve months ended August 31, 2023. In an unprecedented year, 2022 closed with fixed income down. The performance of fixed income in 2023 has begun to reverse course from the close of 2022 after continued Federal Reserve rate increases, uncertainty in the banking sector, and continued concerns about the economy’s health.

The broad proxy for the U.S. bond market, the Bloomberg U.S. Aggregate Bond Index, fell -1.19%, while the Bloomberg Global Aggregate Bond Index (hedged) returned 0.55% for the twelve months ended August 31, 2023. As a result of the increase in interest rates, long-term bonds were outperformed by ones with shorter maturities. For the twelve months ended August 31, 2023, the Bloomberg U.S. Government/Credit 1-3 Years Index returned 1.29% while the Morningstar Long-Term U.S. Government Bond Index, which includes U.S. Treasury and U.S. Government Agency bonds with maturities of seven years or longer, returned -10.28%.

The Free Market Fixed Income Fund focuses on assets that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve months ended August 31, 2023, the Free Market Fixed Income Fund returned 1.62%. This compares with a return of 1.57% over the same period for the Fund’s benchmark, the FTSE World Government Bond 1-5 Years.

The Free Market Fixed Income Fund performed as expected, and slightly overperformed its benchmark for the period. A contributing factor to the performance of the Free Market Fixed Income Fund compared to its benchmark was the fund’s slightly lower exposure to certain global markets and exposure to shorter term maturities.

3

FREE MARKET FUNDS

ANNUAL INVESTMENT ADVISER’S REPORT (Continued)

August 31, 2023 (Unaudited)

The Russell 2500 Index: The Russell 2500™ Index measures the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

Russell 2000® Index: Measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index: The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

The S&P 500® Index is a market-capitalization-weighted index that consists of the 500 largest U.S. publicly traded companies.

Russell 1000® Value Index: The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The MSCI World (ex USA) Index captures large and mid -cap representation across 22 of 23 developed markets (DM) countries*, excluding the U.S. With 883 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the U.S. and Canada. With 2,277 constituents, the index covers approximately 14% of the free float adjusted market capitalization in each country.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, twelve-month forward earnings to price and dividend yield.

MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries* around the world, excluding the U.S. and Canada. With 795 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, twelve-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries**. With 1,437 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

4

FREE MARKET FUNDS

ANNUAL INVESTMENT ADVISER’S REPORT (CONCLUDED)

August 31, 2023 (Unaudited)

Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg U.S. Government/Credit 1-3 Years Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with one to three years to maturity.

Morningstar Long-Term U.S. Government Bond Index includes U.S. Treasury and U.S. Government Agency bonds with maturities of seven years or longer.

FTSE World Government Bond 1-5 Years is a broad index providing exposure to the global sovereign fixed income market. The index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. It comprises sovereign debt from over 20 countries, denominated in a variety of currencies. The index provides a broad benchmark for the global sovereign fixed income market. Sub-indexes are available in any combination of currency, maturity, or rating.

* Developed Markets countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S.

** EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

One cannot invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Diversification does not assure a profit nor protect against loss in a declining market. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. Investing in foreign securities involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Funds are distributed by Vigilant Distributors, LLC. Member of FINRA and SIPC.

5

FREE MARKET FUNDS

PERFORMANCE DATA

August 31, 2023 (Unaudited)

Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2023
	1 Year	5 Years	10 Years	Since Inception
Free Market U.S. Equity Fund	9.92%	6.18%	9.06%	8.69%(1)
Russell 2500® Index	6.64%	5.43%	9.13%	8.38%
Composite Index(2)	7.93%	6.28%	9.45%	7.86%

(1)	The Fund commenced operations on December 31, 2007.
(2)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2022, is 0.80% (included in the ratio is 0.24% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $21.37 per share on August 31, 2023.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

6

FREE MARKET FUNDS

PERFORMANCE DATA (Continued)

August 31, 2023 (Unaudited)

Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2023
	1 Year	5 Years	10 Years	Since Inception
Free Market International Equity Fund	15.82%	3.08%	4.73%	3.27%(1)
MSCI World (excluding U.S.) Index	16.45%	4.31%	4.91%	2.41%
Composite Index(2)	12.33%	2.78%	4.59%	2.44%

(1)	The Fund commenced operations on December 31, 2007.
(2)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, each weighted 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2022, is 0.88% (included in the ratio is 0.32% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.81 per share on August 31, 2023.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

7

FREE MARKET FUNDS

PERFORMANCE DATA (CONCLUDED)

August 31, 2023 (Unaudited)

Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in
Free Market Fixed Income Fund vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 Years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2023
	1 Year	5 Years	10 Years	Since Inception
Free Market Fixed Income Fund	1.62%	0.62%	0.71%	1.19%(1)
FTSE World Government Bond Index 1-5 Years	1.57%	1.08%	1.21%	1.74%
Composite Index(2)	1.14%	1.04%	1.15%	1.76%

(1)	The Fund commenced operations on December 31, 2007.
(2)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Intermediate Government/Credit Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Capital Aggregate Bond Index, each weighted 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2022, is 0.68% (included in the ratio is 0.12% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $9.82 per share on August 31, 2023.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

8

FREE MARKET FUNDS

Fund Expense Examples

August 31, 2023

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023, and held for the entire period.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid DURING PERIOD*	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the FUNDS
Actual
Free Market U.S. Equity Fund	$1,000.00	$1,029.40	$2.76	0.54%	2.94%
Free Market International Equity Fund	1,000.00	1,040.40	2.78	0.54%	4.04%
Free Market Fixed Income Fund	1,000.00	1,020.90	2.75	0.54%	2.09%
Hypothetical (5% return before expenses)
Free Market U.S. Equity Fund	$1,000.00	$1,022.48	$2.75	0.54%	N/A
Free Market International Equity Fund	1,000.00	1,022.48	2.75	0.54%	N/A
Free Market Fixed Income Fund	1,000.00	1,022.48	2.75	0.54%	N/A

*

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2023 through August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Each Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for each Fund for the period March 1, 2023 through August 31, 2023, The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

FUNDS	RANGE OF WEIGHTED EXPENSE RATIO
Free Market U.S. Equity Fund	0.00% - 0.08%
Free Market International Equity Fund	0.00% - 0.18%
Free Market Fixed Income Fund	0.00% - 0.04%

9

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

August 31, 2023

	Number of Shares	Value
DOMESTIC EQUITY FUNDS — 100.0%
iShares Core S&P 500 ETF	608,252	$275,349,598
iShares MSCI USA Value Factor ETF †	3,616,038	341,570,949
U.S. Large Cap Value Portfolio III (a)	19,432,293	549,156,605
U.S. Large Cap Value Series (b)	2,825,615	197,623,545
U.S. Large Company Portfolio (a)	9,597,375	295,695,113
U.S. Micro Cap Portfolio (c)	21,929,216	540,993,766
U.S. Small Cap Portfolio (c)	12,922,859	542,630,860
U.S. Small Cap Value Portfolio (c)	22,136,399	932,827,854
TOTAL DOMESTIC EQUITY FUNDS
(Cost $2,393,008,920)		3,675,848,290

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 0.0%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%*	984,300	984,300
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
(Cost $984,300)		984,300

SHORT-TERM INVESTMENTS — 0.0%
STIT-Government & Agency Portfolio, 5.25%**	3,569,719	3,569,719
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,569,719)		3,569,719
TOTAL INVESTMENTS — 100.0%
(Cost $2,397,562,939)		3,680,402,309
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(1,503,506)
NET ASSETS — 100.0%		$3,678,898,803

 Portfolio Holdings Summary Table

	% of Net Assets	Value
Domestic Equity Funds	100.0%	$3,675,848,290
Short-Term Investments	0.0	3,569,719
Investments Purchased with Proceeds from Securities Lending	0.0	984,300
Liabilities In Excess Of Other Assets	0.0	(1,503,506)
NET ASSETS	100.0%	$3,678,898,803

†	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $963,492.
*	The rate shown is as of August 31, 2023.
**	Seven-day yield as of August 31, 2023.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

10

The accompanying notes are an integral part of the financial statements.

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

August 31, 2023

	Number Shares/ Beneficial Interest	Value
INTERNATIONAL EQUITY FUNDS — 99.9%
Canadian Small Company Series (a)	2,108,704	$36,095,467
DFA International Small Cap Value Portfolio (b)	55,290,043	1,130,681,370
DFA International Value Portfolio III (c)	26,200,212	437,543,546
DFA International Value Series (a)	13,331,142	413,798,661
Emerging Markets Small Cap Portfolio (b)	6,230,092	138,308,042
Emerging Markets Value Portfolio (b)	4,785,879	137,163,305
iShares Core MSCI EAFE ETF †	2,086,367	139,598,816
iShares Core MSCI Emerging Markets ETF	2,979,053	146,152,340
iShares MSCI EAFE Small-Cap ETF	4,111,620	243,325,672
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,492,633,640)		2,822,667,219

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 4.6%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%*	130,347,486	130,347,486
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
(Cost $130,347,486)		130,347,486

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 5.25**	3,304,107	3,304,107
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,304,107)		3,304,107
TOTAL INVESTMENTS — 104.6%
(Cost $2,626,285,233)		2,956,318,812
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.6)%		(130,689,967)
NET ASSETS — 100.0%		$2,825,628,845

Portfolio Holdings Summary Table

	% of Net Assets	Value
International Equity Funds	99.9%	$2,822,667,219
Short-Term Investments	0.1	3,304,107
Investments Purchased with Proceeds from Securities Lending	4.6	130,347,486
Liabilities In Excess Of Other Assets	(4.6)	(130,689,967)
NET ASSETS	100.0%	$2,825,628,845

†	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $127,321,902.
*	The rate shown is as of August 31, 2023.
**	Seven-day yield as of August 31, 2023.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

11

The accompanying notes are an integral part of the financial statements.

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

August 31, 2023

	Number of Shares	Value
FIXED INCOME FUNDS — 99.6%
DFA One-Year Fixed Income Portfolio (a)	39,612,440	$403,254,639
DFA Two-Year Global Fixed Income Portfolio (a)	71,279,569	698,539,778
iShares 1-3 Year Treasury Bond ETF †	1,367,091	111,062,473
iShares 3-7 Year Treasury Bond ETF †	1,450,912	166,651,752
iShares Core International Aggregate Bond ETF	8,475,005	418,665,247
iShares Intermediate-Term Corporate Bond ETF	3,329,288	166,797,329
iShares Short-Term Corporate Bond ETF	13,313,419	668,866,171
iShares TIPS Bond ETF †	1,311,963	139,159,915
TOTAL FIXED INCOME FUNDS
(Cost $2,917,700,952)		2,772,997,304

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.7%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%*	157,929,444	157,929,444
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
(Cost $157,929,444)		157,929,444

SHORT-TERM INVESTMENTS — 0.4%
STIT-Government & Agency Portfolio 5.25**	12,444,055	12,444,055
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,444,055)		12,444,055
TOTAL INVESTMENTS — 105.7%
(Cost $3,088,074,451)		2,943,370,803
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.7)%		(158,015,834)
NET ASSETS — 100.0%		$2,785,354,969

Portfolio Holdings Summary Table

	% of Net Assets	Value
Fixed Income Funds	99.6%	$2,772,997,304
Short-Term Investments	0.4	12,444,055
Investments Purchased with Proceeds from Securities Lending	5.7	157,929,444
Liabilities In Excess Of Other Assets	(5.7)	(158,015,834)
NET ASSETS	100.0%	$2,785,354,969

†	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $155,095,849.
*	The rate shown is as of August 31, 2023.
**	Seven-day yield as of August 31, 2023.
(a)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

12

The accompanying notes are an integral part of the financial statements.

FREE MARKET FUNDS

Statements of Assets and Liabilities

August 31, 2023

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value (cost $2,393,008,920, $2,492,633,640 and $2,917,700,952, respectively)	$3,675,848,290	$2,822,667,219	$2,772,997,304
Short-term investments, at value (cost $3,569,719, $3,304,107 and $12,444,055 respectively)	3,569,719	3,304,107	12,444,055
Investments purchased with proceeds from securities lending collateral (cost $984,300, $130,347,486 and $157,929,444 respectively)	984,300	130,347,486	157,929,444
Receivables for:
Capital shares sold	2,358,792	1,755,617	2,162,277
Dividends and interest	43	7,114	11,703
Prepaid expenses and other assets	156,196	133,070	187,633
Total assets	3,682,917,340	2,958,214,613	2,945,732,416
LIABILITIES
Payables for:
Advisory fees	1,533,403	1,179,486	1,164,346
Capital shares redeemed	1,176,187	845,715	1,011,029
Securities lending collateral (see Note 6)	984,300	130,347,486	157,929,444
Administration and accounting fees	155,419	94,615	142,076
Transfer agent fees	13,751	8,141	8,901
Other accrued expenses and liabilities	155,477	110,325	121,651
Total liabilities	4,018,537	132,585,768	160,377,447
Net assets	$3,678,898,803	$2,825,628,845	$2,785,354,969

NET ASSETS CONSIST OF:
Par value	$172,119	$261,474	$283,688
Paid-in capital	2,252,542,137	2,425,202,302	2,930,434,087
Total distributable earnings/(loss)	1,426,184,547	400,165,069	(145,362,806)
Net assets	$3,678,898,803	$2,825,628,845	$2,785,354,969

CAPITAL SHARES:
Net assets	$3,678,898,803	$2,825,628,845	$2,785,354,969
Shares outstanding ($0.001 par value, 700,000,000 shares authorized)	172,118,922	261,473,702	283,688,479
Net asset value, offering and redemption price per share	$21.37	$10.81	$9.82

13

The accompanying notes are an integral part of the financial statements.

FREE MARKET FUNDS

Statements of Operations

FOR THE Year ENDED August 31, 2023

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
INVESTMENT INCOME
Dividends from non-affiliated funds	$59,439,349	$85,577,621	$61,597,848
Securities lending income	4,153	31,814	59,776
Total investment income	59,443,502	85,609,435	61,657,624

EXPENSES
Advisory fees (Note 2)	16,904,657	13,069,017	13,414,753
Administration and accounting fees (Note 2)	621,583	461,004	540,795
Director fees	329,920	247,080	270,433
Officer fees	258,322	194,538	214,371
Legal fees	205,987	156,233	169,384
Custodian fees (Note 2)	86,877	68,931	71,093
Transfer agent fees (Note 2)	76,637	71,550	73,568
Printing and shareholder reporting fees	59,461	52,965	55,480
Registration and filing fees	40,430	39,576	37,191
Audit and tax service fees	33,236	34,549	33,163
Other expenses	201,126	277,244	147,104
Total expenses	18,818,236	14,672,687	15,027,335
Net investment income/(loss)	40,625,266	70,936,748	46,630,289

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	13,329,911	(788,716)	(5,084,728)
Capital gain distributions from non-affiliated fund investments	112,189,127	2,393,907	97,941
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	167,184,995	317,867,303	68,242
Net realized and unrealized gain/(loss) on investments	292,704,033	319,472,494	(4,918,545)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$333,329,299	$390,409,242	$41,711,744

14

The accompanying notes are an integral part of the financial statements.

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$40,625,266	$32,200,297
Net realized gain/(loss) from investments	125,519,038	273,761,097
Net change in unrealized appreciation/(depreciation) on investments	167,184,995	(532,671,620)
Net increase/(decrease) in net assets resulting from operations	333,329,299	(226,710,226)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(254,085,784)	(160,049,321)
Net decrease in net assets from dividends and distributions to shareholders	(254,085,784)	(160,049,321)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	478,766,781	505,375,262
Reinvestment of distributions	253,858,591	159,919,251
Shares redeemed	(425,824,595)	(620,998,823)
Net increase/(decrease) in net assets from capital shares	306,800,777	44,295,690
Total increase/(decrease) in net assets	386,044,292	(342,463,857)

NET ASSETS:
Beginning of period	3,292,854,511	3,635,318,368
End of period	$3,678,898,803	$3,292,854,511

SHARE TRANSACTIONS:
Shares sold	23,305,151	22,341,943
Dividends and distributions reinvested	13,098,999	6,724,947
Shares redeemed	(20,585,763)	(26,856,120)
Net increase/(decrease) in shares outstanding	15,818,387	2,210,770

15

The accompanying notes are an integral part of the financial statements.

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$70,936,748	$79,767,694
Net realized gain/(loss) from investments	1,605,191	19,150,254
Net change in unrealized appreciation/(depreciation) on investments	317,867,303	(522,820,062)
Net increase/(decrease) in net assets resulting from operations	390,409,242	(423,902,114)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(86,538,910)	(35,219,290)
Net decrease in net assets from dividends and distributions to shareholders	(86,538,910)	(35,219,290)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	387,653,039	454,919,419
Reinvestment of distributions	86,521,788	35,204,207
Shares redeemed	(347,793,059)	(317,838,272)
Net increase/(decrease) in net assets from capital shares	126,381,768	172,285,354
Total increase/(decrease) in net assets	430,252,100	(286,836,050)

NET ASSETS:
Beginning of period	2,395,376,745	2,682,212,795
End of period	$2,825,628,845	$2,395,376,745

SHARE TRANSACTIONS:
Shares sold	38,443,413	42,243,193
Dividends and distributions reinvested	8,874,030	3,107,167
Shares redeemed	(33,803,982)	(28,689,507)
Net increase/(decrease) in shares outstanding	13,513,461	16,660,853

16

The accompanying notes are an integral part of the financial statements.

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$46,630,289	$14,460,405
Net realized gain/(loss) from investments	(4,986,787)	2,217,382
Net change in unrealized appreciation/(depreciation) on investments	68,242	(207,628,479)
Net increase/(decrease) in net assets resulting from operations	41,711,744	(190,950,692)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(42,935,911)	(15,000,590)
Net decrease in net assets from dividends and distributions to shareholders	(42,935,911)	(15,000,590)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	409,425,077	561,502,718
Reinvestment of distributions	42,929,725	14,991,009
Shares redeemed	(414,939,183)	(441,988,903)
Net increase/(decrease) in net assets from capital shares	37,415,619	134,504,824
Total increase/(decrease) in net assets	36,191,452	(71,446,458)

NET ASSETS:
Beginning of period	2,749,163,517	2,820,609,975
End of period	$2,785,354,969	$2,749,163,517

SHARE TRANSACTIONS:
Shares sold	42,009,136	54,774,661
Dividends and distributions reinvested	4,445,055	1,463,991
Shares redeemed	(42,657,402)	(43,490,265)
Net increase/(decrease) in shares outstanding	3,796,789	12,748,387

17

The accompanying notes are an integral part of the financial statements.

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$21.07	$23.59	$16.06	$16.90	$20.37
Net investment income/(loss)(1)	0.24	0.21	0.21	0.17	0.17
Net realized and unrealized gain/(loss) on investments	1.68	(1.69)	7.62	— (2)	(2.73)
Net increase/(decrease) in net assets resulting from operations	1.92	(1.48)	7.83	0.17	(2.56)
Dividends and distributions to shareholders from:
Net investment income	(0.21)	(0.41)	(0.08)	(0.16)	(0.15)
Net realized capital gains	(1.41)	(0.63)	(0.22)	(0.85)	(0.76)
Total dividends and distributions to shareholders	(1.62)	(1.04)	(0.30)	(1.01)	(0.91)
Net asset value, end of period	$21.37	$21.07	$23.59	$16.06	$16.90
Total investment return/(loss)(3)	9.92%	(6.77)%	49.28%	0.32%	(12.09)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,678,899	$3,292,855	$3,635,318	$2,839,337	$2,899,018
Ratio of expenses to average net assets(4)	0.55%	0.56%	0.55%	0.56%	0.55%
Ratio of net investment income/(loss) to average net assets(4)	1.18%	0.92%	1.05%	1.05%	0.96%
Portfolio turnover rate	2%	7%	5%	14%	7%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

18

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$9.66	$11.60	$8.89	$9.09	$10.72
Net investment income/(loss)(1)	0.27	0.34	0.18	0.19	0.21
Net realized and unrealized gain/(loss) on investments	1.22	(2.13)	2.84	(0.13)	(1.47)
Net increase/(decrease) in net assets resulting from operations	1.49	(1.79)	3.02	0.06	(1.26)
Dividends and distributions to shareholders from:
Net investment income	(0.34)	(0.15)	(0.13)	(0.14)	(0.18)
Net realized capital gains	—	—	(0.18)	(0.12)	(0.19)
Total dividends and distributions to shareholders	(0.34)	(0.15)	(0.31)	(0.26)	(0.37)
Net asset value, end of period	$10.81	$9.66	$11.60	$8.89	$9.09
Total investment return/(loss)(2)	15.82%	(15.63)%	34.43%	0.30%	(11.66)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,825,629	$2,395,377	$2,682,213	$2,153,655	$2,154,908
Ratio of expenses to average net assets(3)	0.55%	0.56%	0.56%	0.58%	0.58%
Ratio of net investment income/(loss) to average net assets(3)	2.68%	3.08%	1.70%	2.13%	2.22%
Portfolio turnover rate	3%	2%	5%	28%	4%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

19

The accompanying notes are an integral part of the financial statements.

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$9.82	$10.56	$10.61	$10.47	$10.22
Net investment income/(loss)(1)	0.17	0.05	0.03	0.15	0.27
Net realized and unrealized gain/(loss) on investments	(0.01)	(0.74)	— (2)	0.16	0.24
Net increase/(decrease) in net assets resulting from operations	0.16	(0.69)	0.03	0.31	0.51
Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.05)	(0.05)	(0.17)	(0.26)
Net realized capital gains	—	—	(0.03)	—	— (2)
Return of capital	—	—	— (2)	—	—
Total dividends and distributions to shareholders	(0.16)	(0.05)	(0.08)	(0.17)	(0.26)
Net asset value, end of period	$9.82	$9.82	$10.56	$10.61	$10.47
Total investment return/(loss)(3)	1.62%	(6.51)%	0.31%	2.98%	5.11%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,785,355	$2,749,164	$2,820,610	$2,307,909	$2,748,593
Ratio of expenses to average net assets(4)	0.55%	0.56%	0.56%	0.56%	0.55%
Ratio of net investment income/(loss) to average net assets(4)	1.72%	0.51%	0.27%	1.39%	2.62%
Portfolio turnover rate	3%	3%	2%	46%	3%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

FREE MARKET FUNDS

Notes to Financial Statements

August 31, 2023

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund complex divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund and the Free Market Fixed Income Fund (each a “Fund” and collectively, the “Funds”). Each Fund operates as a “fund of funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive investment portfolio of the Company.

Free Market U.S. Equity and Free Market International Equity’s investment objective is to seek long-term capital appreciation. Free Market Fixed Income’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

Investment Company Securities – The Funds pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund’s assets among the ETFs and underlying funds. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Funds invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”) and iShares by BlackRock (“iShares Underlying Funds”). Information about DFA Underlying Funds and iShares Underlying Funds’ risks may be found in such DFA Underlying Funds’ and iShares Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com and iShares.com, respectively. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund or iShares Underlying Funds’ annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Fund’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in ETFs are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Matson Money, Inc. (“Matson Money” or the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee

21

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2023

is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY Fund

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$3,675,848,290	$3,478,224,745	$—	$—	$197,623,545
Investments Purchased with Proceeds From Securities Lending Collateral	984,300	—	—	—	984,300
Short-Term Investments	3,569,719	3,569,719	—	—	—
Total Investments**	$3,680,402,309	$3,481,794,464	$—	$—	$198,607,845

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

22

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2023

FREE MARKET INTERNATIONAL EQUITY Fund

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$2,822,667,219	$2,372,773,091	$—	$—	$449,894,128
Investments Purchased with Proceeds From Securities Lending Collateral	130,347,486	—	—	—	130,347,486
Short-Term Investments	3,304,107	3,304,107	—	—	—
Total Investments**	$2,956,318,812	$2,376,077,198	$—	$—	$580,241,614

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET FIXED INCOME VI Fund

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$2,772,997,304	$2,772,997,304	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	157,929,444	—	—	—	157,929,444
Short-Term Investments	12,444,055	12,444,055	—	—	—
Total Investments**	$2,943,370,803	$2,785,441,359	$—	$—	$157,929,444

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level

23

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2023

3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Fund with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

MARKET RISK — The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the underlying fund held by a Fund, and you could lose money.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss for such claims is considered to be remote.

For additional information about the DFA Underlying Funds and iShares Underlying Funds’ valuation policies, refer to the DFA Underlying Funds and iShares Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com and iShares.com, respectively.

24

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2023

2.	Investment Adviser and Other Services

Matson Money, Inc. serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following tables.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $3 billion	0.49
Over $3 billion to $5 billion	0.48
Over $5 billion	0.47

The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses exceed the rates (“Expense Caps”) shown in the following table annually of each Fund’s average daily net assets. The Adviser may not recoup waived management fees or reimbursed expenses. The Adviser may discontinue these arrangements at any time.

FUND	EXPENSE CAPS
Free Market U.S. Equity Fund	1.13%
Free Market International Equity Fund	1.35
Free Market Fixed Income Fund	1.00

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Free Market U.S. Equity Fund	$16,904,657
Free Market International Equity Fund	13,069,017
Free Market Fixed Income Fund	13,414,753

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Vigilant Distributors, LLC (the “Distributor”), serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

25

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2023

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchase and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$279,044,889	$75,832,624
Free Market International Equity Fund	176,105,066	75,993,468
Free Market Fixed Income Fund	130,014,379	83,615,457

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2023, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Free Market U.S. Equity Fund	$2,377,603,873	$1,333,128,902	$(30,330,466)	$1,302,798,436
Free Market International Equity Fund	2,545,870,875	456,829,915	(46,381,978)	410,447,937
Free Market Fixed Income Fund	3,091,301,763	5,422,593	(153,353,553)	(147,930,960)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2023, primarily attributable to equalization, short term dividend reclass, distribution reclass, and dividend reclass were reclassified among the following accounts:

	DISTRIBUTABLE EARNINGS/(LOSS)	Paid-In Capital
Free Market U.S. Equity Fund	$(9,126,831)	$9,126,831
Free Market International Equity Fund	—	—
Free Market Fixed Income Fund	—	—

26

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2023

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss CarryForwards	NET Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$15,326,977	$108,059,134	$—	$1,302,798,436
Free Market International Equity Fund	71,432,281	—	(81,715,149)	410,447,937
Free Market Fixed Income Fund	7,665,003	—	(5,096,849)	(147,930,960)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes and are inclusive of underlying partnerships and investments. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 was as follows:

		Ordinary Income	Long-Term Gains	RETURN OF CAPITAL	Total
Free Market U.S. Equity Fund	2023	$33,276,666	$220,809,118	$—	$254,085,784
	2022	62,775,363	97,273,958	—	$160,049,321
Free Market International Equity Fund	2023	86,538,910	—	—	$86,538,910
	2022	35,219,290	—	—	$35,219,290
Free Market Fixed Income Fund	2023	42,935,911	—	—	$42,935,911
	2022	15,000,590	—	—	$15,000,590

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Free Market International Equity Fund had $15,991,945 of short-term capital loss carryforwards and $65,723,204 of long-term capital loss carryforwards, the Free Market Fixed Income Fund had $3,974,290 of short-term capital loss carryforwards and $1,122,559 of long-term capital loss carryforwards.

6. SECURITIES LENDING

The Funds may make secured loans of their portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

Fund	Market Value of Securities Loaned	Market Value of Collateral	INCOME RECEIVED FROM SECURITIES LENDING
Free Market U.S. Equity Fund	$963,492	$984,300	$4,153
Free Market International Equity Fund	127,321,902	130,347,486	31,814
Free Market Fixed Income Fund	155,095,849	157,929,444	59,776

27

FREE MARKET FUNDS

Notes to Financial Statements (Concluded)

August 31, 2023

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Fund	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	Net Amount[2]
Free Market U.S. Equity Fund	$963,492	$—	$963,492	(963,492)	$—	$—
Free Market International Equity Fund	127,321,902	—	127,321,902	(127,321,902)	—	—
Free Market Fixed Income Fund	155,095,849	—	155,095,849	(155,095,849)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

7.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted rule and form amendments relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Free Market Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Funds are required to comply.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined there were no subsequent events.

28

FREE MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (three of the funds constituting The RBB Fund, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and investment manager of investee funds. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 24, 2023

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

29

FREE MARKET FUNDS

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2023 were as follows:

	Ordinary Income	Long-Term CAPITAL GAINS	RETURN OF CAPITAL	Total
Free Market U.S. Equity Fund	$33,276,666	$220,809,118	$—	$254,085,784
Free Market International Equity Fund	86,538,910	—	—	86,538,910
Free Market Fixed Income Fund	42,935,911	—	—	42,935,911

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) are 0.00% for each Fund.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 64.11% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 76.65% for the Free Market Fixed Income Fund. A total of 38.59% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $10,759,197 and earned $67,702,643 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

30

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Free Market Funds Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Investment Advisory Agreement”) on behalf of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, at a meeting of the Board held on May 16-17, 2023 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of Matson Money, and discussed the aforementioned Agreement with counsel in executive sessions, at which no representatives of Matson Money were present. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by FUSE comparing each Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to each Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of each Fund to the performance of its Peer Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided for the one-month, three-month, one-year, three-year, five-year, ten-year, and since-inception periods ended March 31, 2023, as applicable. The Directors considered the Funds’ investment performance in light of their respective investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Peer Groups was acceptable.

31

FREE MARKET FUNDS

Other Information (Concluded)

(Unaudited)

In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund outperformed its primary benchmark, the Russell 2500 Index, for the one-month, one-year ten-year, and since-inception periods ended March 31, 2023, and underperformed its benchmark for the three-month, and 5-year periods ended March 31, 2023. The Directors noted that the Free Market U.S. Equity Fund outperformed the median of its Peer Group for the since-inception period ended December 31, 2022, and underperformed its Peer Group for the three-month, one-year, three-year, five-year, and ten-year periods ended December 31, 2022.

The Directors noted that the Free Market International Equity Fund outperformed its primary benchmark, the MSCI World ex-US Index, for the since-inception period ended March 31, 2023, and underperformed its benchmark for the one-month, three-month, one-year, five-year, and ten-year periods ended March 31, 2023. The Directors noted that the Free Market International Equity Fund outperformed the median of its Peer Group for the three-month and one-year periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-year, five-year, ten-year and since-inception periods ended December 31, 2022.

The Directors noted that the Free Market Fixed Income Fund outperformed its primary benchmark, the FTSE World Government Bond 1-5 Years, for the three-month period ended March 31, 2023, and underperformed its benchmark for the one-month, one-year, five-year, ten-year, and since-inception periods ended March 31, 2023. The Directors noted that the Free Market Fixed Income Fund underperformed the median of its Peer Group for the three-month, one-year, three-year, five-year, ten-year, and since-inception periods ended December 31, 2022.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after the voluntary fee waiver and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the net advisory fee and the Fund’s total net expenses (including acquired fund fees and expenses) of the Free Market U.S. Equity Fund both ranked below the median and in the 2nd quintile of its Peer Group.

The Directors noted that the net advisory fee of the Free Market International Equity Fund ranked below the median and in the 2nd quintile of its Peer Group, and the Fund’s total net expenses (including acquired fund fees and expenses) were below the median and in the 1st quintile of its Peer Group.

The Directors noted that the net advisory fee of the Free Market Fixed Income Fund ranked above the median and in the 5th quintile of its Peer Group, and the Fund’s total net expenses (including acquired fund fees and expenses) were above the median and in the 4th quintile of its Peer Group.

In addition, the Directors took note that Matson Money had voluntarily agreed to waive its advisory fee and reimburse expenses in order to limit total annual Fund operating expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees to be paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one year period ending August 16, 2024.

32

FREE MARKET FUNDS

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Funds did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Funds did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future.

Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

33

FREE MARKET FUNDS

COMPANY MANAGEMENT

(UNAUDITED)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

34

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

INDEPENDENT DIRECTORS
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).

35

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

36

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
OFFICERS
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice resident, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A

37

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series in the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

38

FREE MARKET FUNDS

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 780-0357 Ext. 3863 or go to www.MatsonMoney.com

39

FREE MARKET FUNDS

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do
How does the Free Market Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

40

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Vigilant Distributors, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FMFI-AR23

MATSON MONEY U.S. EQUITY VI PORTFOLIO
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO
MATSON MONEY FIXED INCOME VI PORTFOLIO

of

The RBB Fund, Inc.

Annual Report

August 31, 2023

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolios.

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report

August 31, 2023 (Unaudited)

Matson Money U.S. Equity VI Portfolio

The twelve-month period ended August 31, 2023 saw periods of noticeable volatility in domestic equity markets. Calendar year 2022 closed with U.S. equities down, inflation yet to be tamed, and investors bracing for a possible recession. The U.S. economy proved resilient in 2023 despite multiple obstacles from uncertainty in the banking sector and continued concerns about the economy’s health.

For the twelve months ended August 31, 2023, the Matson Money U.S. Equity VI Portfolio provided a total return of 10.14% at net asset value. This compares with a return of 6.64% over the same period for the Matson Money U.S. Equity VI Portfolio’s benchmark, the Russell 2500® Index.

As a result of the Matson Money U.S. Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in equity markets rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the performance of diversified equity funds, like the Matson Money U.S. Equity VI Portfolio, are the size and value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. growth stocks performed better than U.S. value stocks during the period. The S&P 500® Index returned 15.94%, the Russell 2500® Index returned 6.64%, and the Russell 2000® Index returned 4.65%. Furthermore, for the same time period, the Russell 1000® Value Index returned 8.59% while the Russell 2000® Value returned 2.17% for the twelve-month period ended August 31, 2023.

In summary, U.S. growth stocks outperformed U.S. value stocks and U.S. large cap stocks performed better than small cap stocks. Factors that contributed to the Matson Money U.S. Equity VI Portfolio’s overperformance compared to its benchmark can largely be explained by its tilt toward large cap value stocks, which still outperformed smaller growth oriented companies. In addition, the underlying funds outperformed their benchmarks due to broader exposure to the structured asset class they represent.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

1

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2023 (Unaudited)

Matson Money International Equity VI Portfolio

The twelve-month period ended August 31, 2023 saw international equity markets outpacing U.S. equity markets. Contributions to international equities performance include accelerated global economic growth, the re-opening of China, normalization of supply changes previously affected by the COVID-19 pandemic, and banking-related events in the U.S. exposing additional vulnerabilities associated with interest rate increases.

For the twelve months ended August 31, 2023, the Matson Money International Equity VI Portfolio provided a total return of 15.39% at net asset value. This compares with a return of 16.45% over the same period for the Matson Money International Equity VI Portfolio’s benchmark, the MSCI World (ex USA) Index, which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the U.S.

As a result of the Matson Money International Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Matson Money International Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International value stocks fared better than international growth stocks during the fiscal year. The MSCI EAFE Value Index increased by 20.74%, while the MSCI EAFE Small Cap Value Index returned 12.06% and the MSCI Emerging Markets Index returned 1.25%. Furthermore, the MSCI EAFE Small Cap Index returned 9.18% for the twelve months ended August 31, 2023, while the MSCI EAFE Index returned 17.92% for the same period.

In summary, international value stocks outperformed international growth stocks and international large cap stocks performed better than small cap stocks. Factors that contributed to the Matson Money International Equity VI Portfolio’s slight underperformance compared to its benchmark can largely be explained by its exposure to small cap growth oriented stocks as well as exposure to emerging market stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

2

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2023 (Unaudited)

Matson Money Fixed Income VI Portfolio

The U.S. economy experienced periods of volatility during the twelve months ended August 31, 2023. In an unprecedented year, 2022 closed with fixed income down. The performance of fixed income in 2023 has begun to reverse course from the close of 2022 after continued Federal Reserve rate increases, uncertainty in the banking sector, and continued concerns about the economy’s health.

The broad proxy for the U.S. bond market, the Bloomberg U.S. Aggregate Bond Index, fell -1.19%, while the Bloomberg Global Aggregate Bond Index (hedged) returned 0.55% for the twelve months ended August 31, 2023. As a result of the increase in interest rates, long-term bonds were outperformed by ones with shorter maturities. For the twelve months ended August 31, 2023, the Bloomberg U.S. Government/Credit 1-3 Years Index returned 1.29% while the Morningstar Long-Term U.S. Government Bond Index, which includes U.S. Treasury and U.S. Government Agency bonds with maturities of seven years or longer, returned -10.28%.

The Matson Money Fixed Income VI Portfolio focuses on assets that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve months ended August 31, 2023, the Matson Money Fixed Income VI Portfolio returned 1.36%. This compares with a return of 1.57% over the same period for the Matson Money Fixed Income VI Portfolio’s benchmark, the FTSE World Government Bond 1-5 Years.

The Matson Money Fixed Income VI Portfolio slightly underperformed its benchmark for the period. A contributing factor to the performance of the Matson Money Fixed Income VI Portfolio compared to its benchmark was the portfolio’s slightly lower exposure to certain global markets and exposure to shorter term maturities.

3

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2023 (Unaudited)

The Russell 2500 Index: The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

Russell 2000® Index: Measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index: The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

The S&P 500® Index is a market-capitalization-weighted index that consists of the 500 largest U.S. publicly traded companies.

Russell 1000® Value Index: The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The MSCI World (ex USA) Index captures large and mid -cap representation across 22 of 23 developed markets (DM) countries*--excluding the U.S. With 883 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the U.S. and Canada. With 2,227 constituents, the index covers approximately 14% of the free float adjusted market capitalization in each country.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, twelve-month forward earnings to price and dividend yield.

MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries* around the world, excluding the U.S. and Canada. With 795 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, twelve-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries**. With 1,437 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

4

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Concluded)

August 31, 2023 (Unaudited)

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg U.S. Government/Credit 1-3 Years Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with one to three years to maturity.

Morningstar Long-Term US Government Bond Index includes U.S. Treasury and U.S. Government Agency bonds with maturities of seven years or longer.

FTSE World Government Bond 1-5 Years is a broad index providing exposure to the global sovereign fixed income market. The index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. It comprises sovereign debt from over 20 countries, denominated in a variety of currencies. The index provides a broad benchmark for the global sovereign fixed income market. Sub-indexes are available in any combination of currency, maturity, or rating.

* Developed Markets countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S.

** EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

One cannot invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Diversification does not assure a profit nor protect against loss in a declining market. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. Investing in foreign securities involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Portfolios are distributed by Vigilant Distributors, LLC. Member of FINRA and SIPC.

5

MATSON MONEY VI PORTFOLIOS

Performance Data

August 31, 2023 (Unaudited)

Matson Money U.S. Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money U.S. Equity VI Portfolio vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2023
	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money U.S. Equity VI Portfolio	10.14%	6.22%	7.84%(1)
Russell 2500® Index	6.64%	5.43%	7.92%(3)
Composite Index(2)	7.93%	6.28%	8.73%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, respectively.
(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the Russell 2500® Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 7.69%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2022 is 0.98% (included in the ratio is 0.25% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $31.58 per share on August 31, 2023.

Portfolio composition is subject to change.

The Matson Money U.S. Equity VI Portfolio’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

6

MATSON MONEY VI PORTFOLIOS

Performance Data (Continued)

August 31, 2023 (Unaudited)

Matson Money International Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money International Equity VI Portfolio vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2023
	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money International Equity VI Portfolio	15.39%	2.91%	3.03%(1)
MSCI World (excluding U.S.) Index	16.45%	4.31%	4.24%(3)
Composite Index(2)	12.33%	2.78%	3.90%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Index, each weighted 25%, respectively.
(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the MSCI World (excluding U.S.) Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 2.90%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2022 is 1.15% (included in the ratio is 0.35% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on a decrease in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $24.83 per share on August 31, 2023.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

7

MATSON MONEY VI PORTFOLIOS

Performance Data (Concluded)

August 31, 2023 (Unaudited)

Matson Money Fixed Income VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money Fixed Income VI Portfolio vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 Years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2023
	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money Fixed Income VI Portfolio	1.36%	0.37%	0.36%(1)
FTSE World Government Bond Index 1-5 Years	1.57%	1.08%	1.16%(3)
Composite Index(2)	1.14%	1.04%	1.09%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Capital Intermediate Government Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 25%, respectively.

(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the FTSE World Government Bond Index 1-5 Years (formerly known as the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index), and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 0.35%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2022 is 0.85% (included in the ratio is 0.12% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on a decrease in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $23.70 per share on August 31, 2023.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

8

MATSON MONEY VI PORTFOLIOS

Fund Expense Examples

August 31, 2023 (Unaudited)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023, and held for the entire period.

ACTUAL EXPENSES

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE March 1, 2023	ENDING ACCOUNT VALUE August 31, 2023	EXPENSES PAID DURING PERIOD*	Annualized EXPENSE RATIO*	ACTUAL SIX- MONTH TOTAL INVESTMENT RETURN FOR THE PORTFOLIO
Actual
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 1,028.70	$ 3.68	0.72%	2.87%
Matson Money International Equity VI Portfolio	1,000.00	1,038.50	3.96	0.77%	3.85%
Matson Money Fixed Income VI Portfolio	1,000.00	1,020.20	3.72	0.73%	2.02%
Hypothetical (5% return before expenses)
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%	N/A
Matson Money International Equity VI Portfolio	1,000.00	1,021.32	3.92	0.77%	N/A
Matson Money Fixed Income VI Portfolio	1,000.00	1,021.53	3.72	0.73%	N/A

*

Expenses are equal to each Portfolio’s annualized six-month expense ratio for the period March 1, 2023 through August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. Fees and expenses presented for a Portfolio do not reflect any fees and expenses imposed on shares of the Portfolio purchased through variable annuity contracts, variable life insurance policies, and certain qualified pension and retirement plans, which would increase overall fees and expenses. If such fees and expenses had been included, the expenses would have been higher. Each Portfolio’s ending account value in the first section in the table is based on the actual six-month total investment return for each Portfolio for the period March 1, 2023 through August 31, 2023. The range of weighted expense ratios of the underlying funds held by the Portfolios, as stated in the underlying funds’ current prospectuses, were as follows:

PORTFOLIOS	RANGE OF WEIGHTED EXPENSE RATIO
Matson Money U.S. Equity VI Portfolio	0.01% - 0.29%
Matson Money International Equity VI Portfolio	0.00% - 0.12%
Matson Money Fixed Income VI Portfolio	0.00% - 0.02%

9

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2023

	NUMBER OF SHARES	VALUE
DOMESTIC EQUITY FUNDS — 99.1%
U.S. Large Cap Value Portfolio III (a)	254,172	$7,182,911
U.S. Large Company Portfolio (a)	127,585	3,930,888
U.S. Micro Cap Portfolio (b)	168,945	4,167,871
U.S. Small Cap Portfolio (b)	99,940	4,196,488
U.S. Small Cap Value Portfolio (b)	65,903	2,777,165
VA U.S. Large Value Portfolio (b)	34,766	1,108,684
VA U.S. Targeted Value Portfolio (b)	185,903	4,171,669
TOTAL DOMESTIC EQUITY FUNDS
(Cost $23,561,860)		27,535,676

SHORT-TERM INVESTMENTS — 1.1%
STIT-Government & Agency Portfolio, 5.25%*	297,818	297,818
TOTAL SHORT-TERM INVESTMENTS
(Cost $297,818)		297,818
TOTAL INVESTMENTS — 100.2%
(Cost $23,859,678)		27,833,494
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(62,633)
NET ASSETS — 100.0%		$27,770,861

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
Domestic Equity Funds	99.1%	$27,535,676
Short-Term Investments	1.1	297,818
Liabilities In Excess Of Other Assets	(0.2)	(62,633)
NET ASSETS	100.0%	$27,770,861

*	Seven-day yield as of August 31, 2023.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2023

	NUMBER OF SHARES	VALUE
INTERNATIONAL EQUITY FUNDS — 99.2%
DFA International Small Cap Value Portfolio (a)	279,363	$5,712,965
DFA International Value Portfolio III (b)	365,728	6,107,666
Emerging Markets Small Cap Portfolio (a)	44,733	993,065
Emerging Markets Value Portfolio, Class Institutional (a)	34,514	989,177
iShares Core MSCI EAFE ETF†	12,139	812,221
iShares Core MSCI Emerging Markets ETF	21,786	1,068,821
VA International Small Portfolio (a)	300,947	3,478,942
VA International Value Portfolio (a)	74,311	1,018,067
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $18,688,795)		20,180,924

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 4%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%*	823,165	823,165
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
(Cost $823,165)		823,165

SHORT-TERM INVESTMENTS — 1.1%
STIT-Government & Agency Portfolio, 5.25%**	222,034	222,034
TOTAL SHORT-TERM INVESTMENTS
(Cost $222,034)		222,034
TOTAL INVESTMENTS — 104.3%
(Cost $19,733,994)		21,226,123
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.3)%		(874,801)
NET ASSETS — 100.0%		$20,351,322

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
International Equity Funds	99.2%	$20,180,924
Short-Term Investments	1.1	222,034
Investments Purchased with Proceeds from Securities Lending	4.0	823,165
Liabilities In Excess Of Other Assets	(4.3)	(874,801)
NET ASSETS	100.0%	$20,351,322

†	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $804,057.
*	The rate shown is as of August 31, 2023
**	Seven-day yield as of August 31, 2023.
(a)	A portfolio of DFA Investment Trust Company.
(b)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments

August 31, 2023

	NUMBER OF SHARES	VALUE
FIXED INCOME FUNDS — 98.5%
DFA One-Year Fixed Income Portfolio (a)	303,627	$3,090,921
DFA Two-Year Global Fixed Income Portfolio (a)	411,443	4,032,139
iShares 1-3 Year Treasury Bond ETF	13,222	1,074,155
iShares 3-7 Year Treasury Bond ETF†	14,135	1,623,546
iShares Core International Aggregate Bond ETF	81,850	4,043,390
iShares Intermediate-Term Corporate Bond ETF	32,542	1,630,354
iShares Short-Term Corporate Bond ETF	128,907	6,476,288
iShares TIPS Bond ETF†	12,692	1,346,241
VA Global Bond Portfolio (a)	271,422	2,692,502
VA Short-Term Fixed Income Portfolio (a)	51,922	531,678
TOTAL FIXED INCOME FUNDS
(Cost $28,112,783)		26,541,214

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 10.5%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%*	2,831,220	2,831,220
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
(Cost $2,831,220)		2,831,220

SHORT-TERM INVESTMENTS — 1.7%
STIT-Government & Agency Portfolio, 5.25%**	446,815	446,815
TOTAL SHORT-TERM INVESTMENTS
(Cost $446,815)		446,815
TOTAL INVESTMENTS — 110.7%
(Cost $31,390,818)		29,819,249
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.7)%		(2,892,232)
NET ASSETS — 100.0%		$26,927,017

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
Fixed Income Funds	98.5%	$26,541,214
Short-Term Investments	1.7	446,815
Investments Purchased with Proceeds from Securities Lending	10.5	2,831,220
Liabilities In Excess Of Other Assets	(10.7)	(2,892,232)
NET ASSETS	100.0%	$26,927,017

†	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $2,780,006.
*	The rate shown is as of August 31, 2023
**	Seven-day yield as of August 31, 2023.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

MATSON MONEY VI PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2023

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
ASSETS
Investments, at value (cost $23,561,860, $18,688,795 and $28,112,783, respectively)	$27,535,676	$20,180,924	$26,541,214
Short-term investments, at value (cost $297,818, $222,034 and $446,815, respectively)	297,818	222,034	446,815
Investments purchased with proceeds from securities lending collateral (cost $0, $823,165 and $2,831,220 respectively)	—	823,165	2,831,220
Receivables for:
Investments sold	1,153	931	2,005
Dividends and interest	—	124	902
Prepaid expenses and other assets	882	277	879
Total assets	27,835,529	21,227,455	29,823,035

LIABILITIES
Payables for:
Capital shares redeemed	$28,849	$23,504	$29,706
Audit fees	17,860	18,069	18,068
Advisory fees	11,946	8,605	11,371
Administration and accounting fees	2,656	2,161	2,773
Transfer agent fees	764	629	791
Securities lending collateral (see Note 6)	—	823,165	2,831,220
Other accrued expenses and liabilities	2,593	—	2,089
Total liabilities	64,668	876,133	2,896,018
Net assets	$27,770,861	$20,351,322	$26,927,017

NET ASSETS CONSIST OF:
Par Value	$879	$820	$1,136
Paid-in capital	22,185,842	19,359,579	28,665,142
Total distributable earnings/(loss)	5,584,140	990,923	(1,739,261)
Net assets	$27,770,861	$20,351,322	$26,927,017

CAPITAL SHARES:
Net assets	$27,770,861	$20,351,322	$26,927,017
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	879,410	819,738	1,136,315
Net asset value, offering and redemption price per share	$31.58	$24.83	$23.70

The accompanying notes are an integral part of the financial statements.

13

MATSON MONEY VI PORTFOLIOS

Statements of Operations

FOR THE Fiscal Year ENDED August 31, 2023

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
INVESTMENT INCOME
Dividends from non-affiliated funds	$457,549	$688,685	$640,364
Securities lending income	—	374	3,644
Total investment income	457,549	689,059	644,008

EXPENSES:
Advisory fees (Note 2)	139,746	101,429	137,832
Audit and tax services fees	30,049	30,199	30,223
Administration and accounting fees (Note 2)	18,532	17,041	18,725
Printing and shareholder reporting fees	5,620	4,545	5,144
Director fees	2,828	2,003	2,793
Custodian fees (Note 2)	2,418	1,458	2,728
Officer fees	2,202	1,591	2,243
Legal fees	1,670	1,202	1,661
Transfer agent fees (Note 2)	443	318	443
Other expenses	2,553	2,303	2,588
Total expenses	206,061	162,089	204,380
Net investment income/(loss)	251,488	526,970	439,628

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	596,746	(315,545)	(194,155)
Capital gain distributions from non-affiliated fund investments	1,236,276	96,255	1,016
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	656,457	2,773,306	127,777
Net realized and unrealized gain/(loss) on investments	2,489,479	2,554,016	(65,362)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,740,967	$3,080,986	$374,266

The accompanying notes are an integral part of the financial statements.

14

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$251,488	$200,906
Net realized gain/(loss) from investments	1,833,022	2,750,655
Net change in unrealized appreciation/(depreciation) on investments	656,457	(4,996,942)
Net increase/(decrease) in net assets resulting from operations	2,740,967	(2,045,381)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(2,775,746)	(2,291,039)
Net decrease in net assets from dividends and distributions to shareholders	(2,775,746)	(2,291,039)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,602,156	3,769,795
Reinvestment of distributions	2,775,746	2,291,039
Shares redeemed	(4,389,190)	(5,703,434)
Net increase/(decrease) in net assets from capital shares	(11,288)	357,400
Total increase/(decrease) in net assets	(46,067)	(3,979,020)

NET ASSETS:
Beginning of period	27,816,928	31,795,948
End of period	$27,770,861	$27,816,928

SHARE TRANSACTIONS:
Shares sold	53,564	106,781
Dividends and distributions reinvested	96,851	63,871
Shares redeemed	(142,873)	(165,123)
Net increase/(decrease) in shares outstanding	7,542	5,529

The accompanying notes are an integral part of the financial statements.

15

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$526,970	$622,505
Net realized gain/(loss) from investments	(219,290)	372,095
Net change in unrealized appreciation/(depreciation) on investments	2,773,306	(4,576,837)
Net increase/(decrease) in net assets resulting from operations	3,080,986	(3,582,237)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(663,764)	(1,361,460)
Net decrease in net assets from dividends and distributions to shareholders	(663,764)	(1,361,460)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,869,280	2,954,287
Reinvestment of distributions	663,764	1,361,460
Shares redeemed	(3,699,124)	(3,051,625)
Net increase/(decrease) in net assets from capital shares	(1,166,080)	1,264,122
Total increase/(decrease) in net assets	1,251,142	(3,679,575)

NET ASSETS:
Beginning of period	19,100,180	22,779,755
End of period	$20,351,322	$19,100,180

SHARE TRANSACTIONS:
Shares sold	84,786	114,254
Dividends and distributions reinvested	29,553	52,183
Shares redeemed	(154,187)	(120,422)
Net increase/(decrease) in shares outstanding	(39,848)	46,015

The accompanying notes are an integral part of the financial statements.

16

MATSON MONEY FIXED INCOME VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$439,628	$122,102
Net realized gain/(loss) from investments	(193,139)	(27,840)
Net change in unrealized appreciation/(depreciation) on investments	127,777	(2,400,845)
Net increase/(decrease) in net assets resulting from operations	374,266	(2,306,583)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(338,690)	(100,067)
Net decrease in net assets from dividends and distributions to shareholders	(338,690)	(100,067)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,633,205	2,888,692
Reinvestment of distributions	338,690	100,067
Shares redeemed	(4,379,286)	(5,386,524)
Net increase/(decrease) in net assets from capital shares	(1,407,391)	(2,397,765)
Total increase/(decrease) in net assets	(1,371,815)	(4,804,415)

NET ASSETS:
Beginning of period	28,298,832	33,103,247
End of period	$26,927,017	$28,298,832

SHARE TRANSACTIONS:
Shares sold	112,199	116,203
Dividends and distributions reinvested	14,630	3,969
Shares redeemed	(186,124)	(220,221)
Net increase/(decrease) in shares outstanding	(59,295)	(100,049)

The accompanying notes are an integral part of the financial statements.

17

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$31.90	$36.70	$25.62	$27.08	$33.12
Net investment income/(loss)(1)	0.28	0.23	0.25	0.22	0.21
Net realized and unrealized gain/(loss) on investments	2.62	(2.37)	12.06	(0.04)	(4.34)
Net increase/(decrease) in net assets resulting from operations	2.90	(2.14)	12.31	0.18	(4.13)
Dividends and distributions to shareholders from:
Net investment income	(0.26)	(0.34)	(0.29)	(0.24)	(0.27)
Net realized capital gains	(2.96)	(2.32)	(0.94)	(1.40)	(1.64)
Total dividends and distributions to shareholders	(3.22)	(2.66)	(1.23)	(1.64)	(1.91)
Net asset value, end of period	$31.58	$31.90	$36.70	$25.62	$27.08
Total investment return/(loss)(2)	10.14%	(6.64)%	49.31%	(0.02)%	(11.89)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,771	$27,817	$31,796	$25,070	$24,839
Ratio of expenses to average net assets with waivers, if any(3)	0.74%	0.73%	0.74%	0.76%	0.76%
Ratio of expenses to average net assets without waivers, if any(3)	0.74%	0.73%	0.74%	0.76%	0.76%
Ratio of net investment income/(loss) to average net assets with waivers(3)	0.90%	0.65%	0.77%	0.86%	0.72%
Portfolio turnover rate	9%	15%	18%	18%	17%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

18

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$22.22	$28.00	$21.35	$22.27	$26.16
Net investment income/(loss)(1)	0.61	0.73	0.37	0.42	0.43
Net realized and unrealized gain/(loss) on investments	2.73	(4.87)	6.80	(0.25)	(3.51)
Net increase/(decrease) in net assets resulting from operations	3.34	(4.14)	7.17	0.17	(3.08)
Dividends and distributions to shareholders from:
Net investment income	(0.50)	(0.82)	(0.35)	(0.52)	(0.39)
Net realized capital gains	(0.23)	(0.82)	(0.17)	(0.57)	(0.42)
Total dividends and distributions to shareholders	(0.73)	(1.64)	(0.52)	(1.09)	(0.81)
Net asset value, end of period	$24.83	$22.22	$28.00	$21.35	$22.27
Total investment return/(loss)(2)	15.39%	(15.66)%	33.96%	0.17%	(11.62)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,351	$19,100	$22,780	$18,559	$18,228
Ratio of expenses to average net assets with waivers, if any(3)	0.80%	0.80%	0.80%	0.83%	0.86%
Ratio of expenses to average net assets without waivers, if any(3)	0.80%	0.80%	0.80%	0.83%	0.86%
Ratio of net investment income/(loss) to average net assets with waivers(3)	2.60%	2.86%	1.48%	1.99%	1.82%
Portfolio turnover rate	11%	11%	18%	26%	13%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

19

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$23.67	$25.55	$25.66	$25.38	$24.74
Net investment income/(loss)(1)	0.37	0.10	0.02	0.43	0.59
Net realized and unrealized gain/(loss) on investments	(0.05)	(1.90)	0.04	0.27	0.61
Net increase/(decrease) in net assets resulting from operations	0.32	(1.80)	0.06	0.70	1.20
Dividends and distributions to shareholders from:
Net investment income	(0.29)	(0.08)	(0.16)	(0.42)	(0.56)
Net realized capital gains	—	—	—	—	— (2)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions to shareholders	(0.29)	(0.08)	(0.17)	(0.42)	(0.56)
Net asset value, end of period	$23.70	$23.67	$25.55	$25.66	$25.38
Total investment return/(loss)(3)	1.36%	(7.08)%	0.22%	2.80%	4.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,927	$28,299	$33,103	$27,323	$29,546
Ratio of expenses to average net assets with waivers, if any(4)	0.74%	0.73%	0.73%	0.74%	0.74%
Ratio of expenses to average net assets without waivers, if any(4)	0.74%	0.73%	0.73%	0.74%	0.74%
Ratio of net investment income/(loss) to average net assets with waivers(4)	1.59%	0.39%	0.07%	1.69%	2.39%
Portfolio turnover rate	8%	7%	8%	46%	19%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements

August 31, 2023

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund complex divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, has fifty-three separate investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive investment portfolio of the Company.

Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio’s investment objective is to seek long-term capital appreciation. Matson Money Fixed Income VI Portfolio’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Portfolios are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Portfolios is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

INVESTMENT COMPANY SECURITIES — The Portfolios pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Portfolio invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Portfolio will incur higher expenses, many of which may be duplicative. Furthermore, because the Portfolios invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Portfolio’s assets among the ETFs and underlying funds. Accordingly, the Portfolios’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Portfolios allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Portfolios invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”) and iShares by BlackRock (“iShares Underlying Funds”). Information about DFA Underlying Funds’ and iShares Underlying Funds’ risks may be found in such DFA Underlying Funds and iShares Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com and iShares.com, respectively. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund or iShares Underlying Funds’ annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Portfolio’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in ETFs are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

21

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2023

The Board has adopted a pricing and valuation policy for use by each Portfolio and its Valuation Designee (as defined below) in calculating a Portfolio’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Matson Money, Inc. (“Matson Money” or the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee, in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$27,535,676	$22,255,323	$—	$—	$5,280,353
Investments Purchased with Proceeds From Securities Lending Collateral	—	—	—	—	—
Short-Term Investments	297,818	297,818	—	—	—
Total Investments**	$27,833,494	$22,553,141	$—	$—	$5,280,353

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

22

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2023

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$20,180,924	$15,683,915	$—	$—	$4,497,009
Investments Purchased with Proceeds From Securities Lending Collateral	823,165	—	—	—	823,165
Short-Term Investments	222,034	222,034	—	—	—
Total Investments**	$21,226,123	$15,905,949	$—	$—	$5,320,174

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

MATSON MONEY FIXED INCOME VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$26,541,214	$23,317,034	$—	$—	$3,224,180
Investments Purchased with Proceeds From Securities Lending Collateral	2,831,220	—	—	—	2,831,220
Short-Term Investments	446,815	446,815	—	—	—
Total Investments**	$29,819,249	$23,763,849	$—	$—	$6,055,400

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments

23

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2023

is presented only when a Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Portfolio had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Portfolios had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Portfolios record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Portfolio’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolios. In addition to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

MARKET RISK — The value of a Portfolio’s shares will fluctuate as a result of the movement of the overall stock market or the value of the underlying fund held by a Portfolio, and you could lose money.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, the Portfolios expect the risk of material loss for such claims to be remote.

For additional information about the DFA Underlying Funds and iShares Underlying Funds’ valuation policies, refer to the DFA Underlying Funds and iShares Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com and iShares.com, respectively.

24

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2023

2.	Investment Adviser and Other Services

Matson Money, Inc. serves as the investment adviser to each Portfolio. Each Portfolio compensates the Adviser for its services at an annual rate based on each Portfolio’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $5 billion	0.49
Over $5 billion	0.47

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Portfolio operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Portfolio’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause total annual Portfolio operating expenses to exceed the Expense Caps: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2023.

PORTFOLIO	EXPENSE CAPS
Matson Money U.S. Equity VI Portfolio	1.13%
Matson Money International Equity VI Portfolio	1.35
Matson Money Fixed Income VI Portfolio	1.00

During the current fiscal period, investment advisory fees accrued were as follows:

PORTFOLIO	ADVISORY FEES
Matson Money U.S. Equity VI Portfolio	$139,746
Matson Money International Equity VI Portfolio	101,429
Matson Money Fixed Income VI Portfolio	137,832

Effective September 1, 2019, if at any time a Portfolio’s total annual Portfolio operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Portfolio of the advisory fees forgone and other payments remitted by the Adviser to the Portfolio within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Portfolio to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement. As of the end of the reporting period, the Portfolios had no amounts available for recoupment.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as administrator for the Portfolios. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Portfolios. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Vigilant Distributors, LLC (the “Distributor”), serves as the principal underwriter and distributor of the Portfolios’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

25

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (CONTINUED)

August 31, 2023

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Portfolios or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	PURCHASES	SALES
Matson Money U.S. Equity VI Portfolio	$2,489,700	$3,796,186
Matson Money International Equity VI Portfolio	2,126,982	3,338,172
Matson Money Fixed Income VI Portfolio	2,150,188	3,458,887

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2023, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Portfolio were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Matson Money U.S. Equity Portfolio	$24,092,021	$4,448,775	$(707,302)	$3,741,473
Matson Money International Equity Portfolio	19,451,492	2,042,864	(1,091,398)	951,466
Matson Money Fixed Income Portfolio	28,721,983	54,846	(1,788,800)	(1,733,954)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

26

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (CONTINUED)

August 31, 2023

As of August 31, 2023, there were no permanent differences between distributable earnings/(loss) and paid in capital.

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Net Unrealized Appreciation/ (Depreciation)
Matson Money U.S. Equity Portfolio	$57,270	$1,785,397	$—	$3,741,473
Matson Money International Equity Portfolio	175,800	—	(136,343)	951,466
Matson Money Fixed Income Portfolio	169,613	—	(174,920)	(1,733,954)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 was as follows:

		ORDINARY INCOME	LONG-TERM GAINS	RETURN OF CAPITAL	TOTAL
Matson Money U.S. Equity Portfolio	2023	$225,930	$2,549,816	—	$2,775,746
	2022	290,468	2,000,571	—	2,291,039
Matson Money International Equity Portfolio	2023	453,501	210,263	—	663,764
	2022	679,887	681,573	—	1,361,460
Matson Money Fixed Income Portfolio	2023	338,690	—	—	338,690
	2022	100,067	—	—	100,067

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Portfolios may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2023. The Matson Money Fixed Income Portfolio deferred qualified late-year losses of $174,920, and the Matson Money International Equity Portfolio deferred qualified late-year losses of $136,343 which will be treated as arising on the first business day of the following fiscal year.

The Portfolios are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Portfolios had no unexpiring short-term or long-term losses.

6. SECURITIES LENDING

The Portfolios may make secured loans of their portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Portfolios is determined. When the collateral falls below specified amounts, the Portfolios’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolios will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Portfolios will bear the risk of loss of the invested collateral.

27

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2023

Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Portfolios to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

PORTFOLIO	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Matson Money U.S. Equity Portfolio	$—	$—	$—
Matson Money International Equity Portfolio	804,057	823,165	374
Matson Money Fixed Income Portfolio	2,780,006	2,831,220	3,644

Securities lending transactions are entered into by the Portfolios’ securities lending agent on behalf of the Portfolios under a Master Securities Lending Agreement (“MSLA”) which permits the Portfolios’ securities lending agent on behalf of the Portfolios under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Portfolios to the same counterparty against amounts to be received and create one single net payment due to or from the Portfolios. The following table is a summary of the Portfolios’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
PORTFOLIO	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Matson Money U.S. Equity Portfolio	$—	$—	$—	$—	$—	$—
Matson Money International Equity Portfolio	804,057	—	804,057	(804,057)	—	—
Matson Money Fixed Income Portfolio	2,780,006	—	2,780,006	(2,780,006)	—	—

1	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.

2	Net amount represents the net amount receivable from the counterparty in the event of default.

7.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted rule and form amendments relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information

28

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (concluded)

August 31, 2023

be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Portfolios are required to comply.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined there were no subsequent events.

29

MATSON MONEY VI PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (three of the funds constituting The RBB Fund, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and investment manager of investee funds. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 24, 2023

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

30

MATSON MONEY VI PORTFOLIOS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2023 were as follows:

	Ordinary Income	Long-Term CAPITAL GAINS	Return of Capital	Total
Matson Money U.S. Equity Portfolio	$225,930	$2,549,816	$—	$2,775,746
Matson Money International Equity Portfolio	453,501	210,263	—	663,764
Matson Money Fixed Income Portfolio	338,690	—	—	338,690

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) are 0.00% for each Portfolio.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Matson Money U.S. Equity VI Portfolio and 93.85% for the Matson Money International Equity VI Portfolio.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Matson Money U.S. Equity VI Portfolio.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 55.52% for the Matson Money Fixed Income VI Portfolio.

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any. The Matson Money International Equity VI Portfolio passed through foreign tax credits of $69,540 and earned $665,013 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

31

MATSON MONEY VI PORTFOLIOS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Matson Money VI Portfolios Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Investment Advisory Agreement”) on behalf of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, at a meeting of the Board held on May 16-17, 2023 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Matson Money with respect to the Portfolios, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of Matson Money, and discussed the aforementioned Investment Advisory Agreement with counsel in executive sessions, at which no representatives of Matson Money were present. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Portfolios; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolios; (viii) the extent to which economies of scale are relevant to the Portfolios; (ix) a report prepared by FUSE comparing each Portfolio’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Portfolio based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of each Portfolio to the performance of its Peer Group; and (x) a report comparing the performance of each Portfolio to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Portfolios and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Portfolios and Matson Money. Information on the Portfolios’ investment performance was provided for the one-month, three-month, one-year, three-year, five-year, and since-inception periods ended March 31, 2023, as applicable. The Directors considered the Portfolios’ investment performance in light of their respective investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and Peer Groups was acceptable.

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MATSON MONEY VI PORTFOLIOS

Other Information (Concluded)

(Unaudited)

The Directors noted that the Matson Money U.S. Equity VI Portfolio outperformed its primary benchmark, the Russell 2500 Index, for the one-month, one-year, three-year, and five-year periods ended March 31, 2023, and underperformed its benchmark for the three-month and since inception periods ended March 31, 2023. The Directors noted that the Matson Money U.S. Equity VI Portfolio outperformed the median of its Peer Group for the three-year and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month, one-year, and five-year periods ended December 31, 2022.

The Directors noted that the Matson Money International Equity VI Portfolio outperformed its primary benchmark, the MSCI World ex-US Index, for the three-year period ended and since inception, and underperformed its benchmark for the one-month, three-month, one-year, five-year and since-inception periods ended March 31, 2023. The Directors noted that the Matson Money International Equity VI Portfolio outperformed the median of its Peer Group for the one-year and three-year periods ended December 31, 2022, equaled the median of its Peer Group for the five-year period ended December 31, 2022, and underperformed the median of its Peer Group for the three-month and since-inception periods ended December 31, 2022.

The Directors noted that the Matson Money Fixed Income VI Portfolio outperformed its primary benchmark, the FTSE World Government Bond 1-5 Years, for the three-month period ended March 31, 2023, and underperformed its benchmark for the one-month, one-year, three-year, five-year, and since-inception periods ended March 31, 2023. The Directors noted that the Matson Money Fixed Income VI Portfolio outperformed the median of its Peer Group for the one-year and three-year periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month, five-year, and since-inception periods ended December 31, 2022.

The Board also considered the advisory fee rates payable by the Portfolios under the Investment Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the net advisory fee of the Matson Money U.S. Equity VI Portfolio ranked below the median and in the 1st quintile of its Peer Group, and the Portfolio’s total net expenses (including acquired fund fees and expenses) were above the median and in the 4th quintile of its Peer Group.

The Directors noted that the net advisory fee of the Matson Money International Equity VI Portfolio ranked below the median and in the 2nd quintile of its Peer Group, and the Portfolio’s total net expenses (including acquired fund fees and expenses) were above the median and in the 5th quintile of its Peer Group.

The Directors noted that the net advisory fee and the total net expenses (including acquired fund fees and expenses) of the Matson Money Fixed Income VI Portfolio both ranked above the median and in the 4th quintile of its Peer Group.

In addition, the Directors noted that Matson Money had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2023 to limit total annual operating expenses to agreed upon levels for the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio.

After reviewing the information regarding the Portfolios’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees to be paid by the Portfolios were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one year period ending August 16, 2024.

33

MATSON MONEY VI PORTFOLIOS

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Portfolios. The Programs seek to assess, manage and review each Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interest in the Portfolio.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of each Portfolio’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Portfolio. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Portfolio’s portfolio investments and the Adviser’s assessment that each Portfolio’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Portfolio’s trading environment and reasonably anticipated trading size; (iii) that each Portfolio held primarily highly liquid assets (investments that the Portfolio anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Portfolios did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Portfolios did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Portfolio’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Portfolio’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future.

Please refer to the Portfolios’ prospectus for more information regarding a Portfolio’s exposure to liquidity risk and other risks to which it may be subject.

34

MATSON MONEY VI PORTFOLIOS

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

35

MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

36

MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series in the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

37

MATSON MONEY VI PORTFOLIOS

Company Management (Concluded)

(Unaudited)

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

38

MATSON MONEY VI PORTFOLIOS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (866) 780-0357 Ext. 3863 or go to www.MatsonMoney.com

39

MATSON MONEY VI PORTFOLIOS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Matson Money VI Portfolios protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Matson Money VI Portfolios collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Matson Money VI Portfolios don’t share with nonaffiliates so they can market to you. The Portfolios may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Matson Money VI Portfolios may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

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MMFI-AR23

ANNUAL
report 2023

Motley Fool Asset Management ETFs
Series of The RBB Fund, Inc.

8/31/23

Motley Fool Global Opportunities ETF
Motley Fool Mid-Cap Growth ETF
Motley Fool 100 Index ETF
Motley Fool Small-Cap Growth ETF
Motley Fool Capital Efficiency 100 Index ETF
Motley Fool Next Index ETF

Motley Fool Global Opportunities ETF (TMFG)
Motley Fool Mid-Cap Growth ETF (TMFM)
Motley Fool 100 Index ETF (TMFC)
Motley Fool Small-Cap Growth ETF (TMFS)
Motley Fool Capital Efficiency 100 Index ETF (TMFE)
Motley Fool Next Index ETF (TMFX)

Letter to Shareholders	1
Portfolio Characteristics	10
Fund Expense Examples	23
Schedules of Investments	25
Financial Statements	55
Notes to Financial Statements	73
Report of Independent Registered Public Accounting Firm	88
Shareholder Tax Information	90
Notice to Shareholders	91
Privacy Notice	94
Directors and Officers	97

Motley Fool ASSET MANAGEMENT ETFS

Letter to Shareholders

AUGUST 31, 2023 (Unaudited)

Bryan Hinmon
Chief Investment Officer,
Motley Fool Asset Management

“We feel that high quality ownership can be attracted and maintained if we consistently communicate our business and ownership philosophy - along with no other conflicting messages - and then let self selection follow its course. For example, self selection will draw a far different crowd to a musical event advertised as an opera than one advertised as a rock concert even though anyone can buy a ticket to either.”

    - Warren Buffett, 1983 Shareholder Letter

Dear Fellow Shareholder,

Investing is hard and structural advantages are rare. Let me clarify a bit. Sustained market outperformance over long periods of time is hard and one of the biggest reasons that is true is because unique and lasting differential advantages are rare.

I don’t think the short- or long-version sentences above are controversial, so let’s just accept them as true and move on.1 The introductory quote above offers us an example of a unique and lasting differential advantage that Warren Buffet has used (“high quality ownership”) to help achieve his awe-inspiring performance track record.2 Lawrence Cunningham, a professor at George Washington University and author who has studied Buffett deeply, said he believes “one of the most important reasons for Berkshire’s success was having those shareholders that a different shareholder base wouldn’t have permitted.” Quality ownership seems important enough to explore.

PATIENT CAPITAL

So what does Buffett mean by high quality ownership? Cunningham published a book called Quality Shareholders in 2020 to detail the topic from the perspective of public company management teams. I recommend you read the entire book to fully understand the concept, but a simplified definition is a shareholder base that is committed to a company’s long-term success via aligned time horizon and mission. Such shareholders afford managers ample runway to execute their business strategy and they stay committed when the business navigates the inevitable adversities of capitalism and markets. They are committed and patient because of deep alignment.

Motley Fool Asset Management, LLC is not a publicly traded company with shareholders, but the principle is equally as crucial for us. Like Buffett suggests, we communicate our investing and ownership philosophy - hopefully with no other conflicting messages - with the goal of attracting a self-selecting collection of shareholders committed to joint long-term success. I’d be shocked if you cracked open this letter and didn’t expect to find mention of our focus on Quality or our long-term orientation.3 It’s heartening that, before reading a single word, you probably knew the gist of what you were going to read. It tells me we are aligned and that Motley Fool Asset Management benefits from quality ownership.

Just like the forces of capitalism create hiccups along the path to long-term business success, the forces of markets ensure no investing strategy works all the time (otherwise there would be only one!). We believe the disciplined application of a prudent strategy, through the inevitable ups and downs, can yield great results. It is only with the patient capital of quality owners that this is a possibility. Why?

CAREER RISK

The primary reason is career risk. If an asset manager doesn’t keep its investors happy, the investors will rightly withdraw their money. With no money to manage, there is no job.

[1]

If you or someone you know have found a formula that makes sustained market outperformance over long periods of time easy or know of any unique and lasting differential advantages that we can adopt, please email me at bhinmon@mfamfunds.com, I’d love to talk.

[2]	Check out page two of the most recent (2022) Berkshire Hathaway annual report for the bulk of Mr. Buffett’s impressive track record: https://www.berkshirehathaway.com/2022ar/2022ar.pdf

[3]

I will dole out 25,000 bonus points for anyone able to recite our core belief behind our philosophy: Independent research with a long-term mindset, expressed through focused portfolios, can outperform.

1

Motley Fool ASSET MANAGEMENT ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2023 (Unaudited)

There seem to be two primary ways for an asset manager to make its investors unhappy. The first is through persistent or extreme poor performance and the second is looking too different while underperforming. Both of these things often result in asset redemptions, which can trigger other investors to follow suit, and create a negative feedback loop.

To be clear, bad money managers probably shouldn’t have jobs. But the insidious effect of this spiral is that in the case of temporary, or aberrational, or unlucky performance hiccups, it can negatively influence the asset manager’s investment decision making. In order to protect against the asset withdrawal death spiral, a manager may be tempted to deviate from their investment strategy, chase what is working at the moment, take undue risk, or worse. Career risk can trigger primal survival mechanisms that can be hard to overcome and can be sparked by even just a whiff of perceived underperformance.

Owning an odd portfolio (looking too different) while underperforming can cause asset managers to make fewer investments of their own discretion and instead hew towards their benchmark weightings. It probably feels more comfortable knowing results probably won’t be too different than what everyone else is achieving and, as the old saying goes, it’s better to fail conventionally than succeed unconventionally.4 Hewing towards the benchmark is a phenomenon called “closet indexing” and has been studied at length by Notre Dame professor Martijn Cremers5 and his co-authors. In his 2015 paper Do Mutual Fund Investors Get What They Pay For?, Cremers and co-author Quinn Curtis found that 12% of the assets in US equity mutual funds were invested in closet index funds – that is, funds that purport to be actively managed but in actuality failed to achieve a sufficient level of differentiation from their index. Considering the trillions invested in “active” US equity funds today, that’s a lot of career risk-driven closet indexing!

But it’s worse than just that. The situations above focus on the behavior of the investment manager alone. But there are two in this dance: the manager and the investor. There is a body of academic work that shows individual investors, the investors the investment manager is working for, demonstrate behavioral biases such as trend chasing among the funds they are invested in.6 So even if the investment manager isn’t making investment decisions inappropriately, the shareholders could be causing withdrawals that start the capital flight death spiral.

Career risk, whether kicked off by the asset manager or the end investor, has nasty consequences.

TIME ARBITRAGE

But it’s not all sour grapes, thanks to quality shareholders. Let me explain.

Martijn Cremers, the professor referenced above, has demonstrated in his 2015 paper referenced above that investment managers who construct portfolios that look sufficiently different from relevant benchmarks (ones with high “active share”) can be more likely to outperform their benchmarks. Said another way, managers that can buck the fears and altered decision making that can accompany career risk and build unique portfolios, are employing a strategy that has, in the past, statistically been shown to work in many cases.

The academic work on active share makes logical sense to us. As Cremers says , “after all, an active manager can only add value relative to the index by deviating from it.” But to beat the benchmark, a manager has to be both different and right.

[4]	This notion appears to have originated from John Maynard Keynes and was published in his book The General Theory of Employment, Interest, and Money.
[5]

Here is the official citation for the paper referenced here, just in case you’re the type that likes to read academic papers (like me, hi friend!): Cremers, K. J. Martijn and Curtis, Quinn, Do Mutual Fund Investors Get What They Pay For? The Legal Consequences of Closet Index Funds (November 24, 2015). To read up on active share as a measure to determine closet indexing, or the degree of active indexing, please read Cremers’ 2009 paper: Cremers, K. J. Martijn and Petajisto, Antti, How Active is Your Fund Manager? A New Measure That Predicts Performance (March 31, 2009).

[6]	See Bailey et al., 2011; Sirri & Tufano, 1998; Friesen & Sapp, 2007.

2

Motley Fool ASSET MANAGEMENT ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2023 (Unaudited)

Let’s bring Kalash Jain, a professor at Columbia Business School, into the conversation. Jain recently published a working paper7 that helps explain why the persistent presence of career risk can create mispricing opportunities for some asset managers to take advantage of and outperform. Which managers ? “Longer-term fund managers who do not face such [career concerns related to the rear of asset redemption] frictions.”

In a creative way, Jain hypothesizes, tests and demonstrates in his study that career risk pushed many managers into a herding mentality, owning the same securities and avoiding others. The securities that are piled into (the comfortable residence of the herd) were bid up in demand and consequently often faced lower future expected returns. Meanwhile, the securities that managers fled, whether due to poor past performance or idiosyncratic volatility, generally had artificially low demand and therefore were set up for higher future expected returns. This is, as they say, the high price of a cheery consensus.

The opportunity here is to own the stocks a career risk-constrained manager is avoiding, which can only be done over time if a fund manager has the permission to own a portfolio that looks different from what everyone else owns, and they can hold long enough for the dynamic to fully play out (which Jain notes persists for years). This dynamic, where longer-term fund managers are allowed to behave differently – striving to generate returns by exploiting a different time horizon – than short-term driven fund managers, is called “time arbitrage” and an oft-cited example of fund strategy and advantage. We believe we fit squarely into this camp.

The role of quality shareholders can’t be overstated. Time arbitrage only works with time. And as committed as a manager is to a long time frame and shaking off the pressures from career risk, the opportunity can only be harnessed if the manager is given the time from a fully aligned quality owner, which is rare, special, and (hopefully now) obviously valuable.

MARKET PERFORMANCE AND COMMENTARY

Inflation continues to be the leading factor that has driven the US economy and markets since 2021. After wildly imbalanced demand trends and disrupted supply chains played primary roles in 2021 and 2022, things eventually began to normalize. For the first half of the fiscal year of September 1, 2022 to August 31, 2023, US inflation averaged nearly 7%, and by the second half, averaged a more tolerable 4%.

The US Federal Reserve Open Market Committee helped market forces slow inflation with seven rate increases over the fiscal year ended August 31, 2023, starting with a trio of aggressive rate increases in the calendar fourth quarter of 2022 before enacting a steady quartet of more modest 25 basis point increases over the remainder of the fiscal year. All in, rates increased by 300 basis points, on top of the 225 implemented in the first calendar half of 2022 which pulled rates off the near zero mark that had been customary for several years.

During the 2022 fiscal year, the US and international stock markets scrambled to reprice risk and recession odds as this never-before-seen rate move began and all major asset classes lost money. The result, as I wrote in last year’s shareholder letter, was that for investors “there was almost no safe place to hide.” It turns out that the broad walloping investors felt last year may have been a response too crude for the situation.

While it seems apparent to us that ZIRP (zero interest rate policy) is firmly in the rearview, the US and global economies have remained stronger than feared, and for the fiscal year ended August 31, 2023, investors were more discerning with their assessments when sorting through value. Bonds declined in value for a third straight fiscal year, losing almost 4%. Gold, often seen as a hedge on inflation, advanced 13%. Large capitalization US stocks gained more than 15%, with nine of eleven sectors advancing. Only the most rate-sensitive sectors, Real Estate and Utilities, declined in value. The Information Technology and Communication Services sectors led the way with roughly 32% and 25% returns for the fiscal year, partially thanks to their

[7]

While this paper has not yet been published in an academic journal, Jain notes that he has received comments and suggestions from more than a half dozen peers. Jain takes an interesting approach to identifying long-term fund managers by looking at the holding period of hard-to-own stocks, a measure he calls “duration.” You can find the paper on his website https://kalashjain.me/research/. Jain, Kalash, Career Concerns and Time Arbitrage (September 8, 2023).

3

Motley Fool ASSET MANAGEMENT ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2023 (Unaudited)

ownership of the largest capitalization stocks. The strong performance of large caps outpaced mid caps by more than 5 percentage points and small caps by more than 12. Both growth and value stocks returned double digits. Outside the US, global stocks grew 11% to help retrace some of the prior fiscal year’s decline.8

The healthy gain of global stocks is even more impressive in light of a global banking scare in March 2023. Multiple US banks failed due to an asset-liability mismatch (their loan duration did not match their bond holdings, and with rapid interest rate changes their bonds repriced lower and wiped out equity capital) and regional banks, as a class, came under immense pressure. Abroad, Credit Suisse needed saving as its balance sheet deteriorated and threatened European counterparties. Rapid intervention by government agencies helped markets largely shake off contagion fears and markets in March finished higher!

ACTIVE ETF PERFORMANCE AND COMMENTARY

Motley Fool Global Opportunities ETF

The Motley Fool Global Opportunities ETF returned 11.24% during the fiscal year ended August 31, 2023, trailing its benchmark’s return of 13.96% for the same period. Cumulatively since inception, the Motley Fool Global Opportunities ETF has returned 113.07% versus 94.79% returns for the benchmark over the same period.9

During the fiscal year, the ETF’s investments in the Information Technology sector were the largest detractors to investment performance. The Fund carried a lower exposure to the sector than its benchmark, which benefited from the strong performance of the sector broadly. The Fund’s selected investments within the sector also underperformed. The opposite situation occurred in the Industrial sector, where the Fund maintained investments in greater proportion than its benchmark and its security selection within the sector was superior. Our holdings in the IT sector were half of the benchmark’s and our holdings in the Industrials sector were twice the benchmark’s. Ultimately, we’re seeking to build a reasonably diversified portfolio of attractive individual opportunities that work together to achieve the Fund’s stated objectives. This will, most of the time, result in different sector and position weights than our benchmark. This is a feature, not a bug, of our investing process, and one we embrace. Ultimately, we would expect our stock selection to be the primary driver of returns.

The top three contributors to returns10 were Axon Enterprise (+82%), Mastercard (+28%), and MercadoLibre (+60%). Axon has continued to transform its business, develop and commercialize products its law enforcement and safety markets need, and surpass expectations. The company now receives 90% of its revenue from subscriptions and has begun expanding its end markets. On the product front, the reveal of Axon’s Taser 10 looks to be a leap forward in technology, should potentially buoy the value of Taser subscription bundles, and furthers the company’s goal to reduce gun-related deaths (between police and the public) by 50% over the next decade. The future continues to look bright to us, too, as the company has laid out the path to an expected $2 billion in 2025 revenue with growing profitability. Mastercard’s results reflect the resilient global consumer. The company’s key metrics have continued to evolve strongly, led by cross-border volume (up 70% over 2019, which removes the distortions of Covid-19). Mastercard naturally benefits from inflation as its services are largely related to the volume and value of global personal consumption expenditures, so as prices rise, so does its revenue. The key is managing expenses beneath this rate of increase, which the company has and hopefully will continue to do well. Latin American e-commerce and payments giant MercadoLibre’ s shares

[8]

Bonds are represented by the S&P U.S. Aggregate Bond Index. The index is designed to measure the performance of publicly issued US dollar denominated investment-grade debt. Gold is represented by the COMEX price per troy ounce of gold. Large capitalization stocks are represented by the S&P 500 TR Index. The index measures the total return performance of 500 leading companies comprising nearly 80% of available US market capitalization. Small capitalization stocks are represented by the S&P SmallCap 600 TR Index. The index measures the total return performance of 600 small-sized US companies that meet certain liquidity and financial thresholds. Mid capitalization stocks are represented by the S&P MidCap 400 TR Index. The index measures the total return performance of 400 mid-sized US companies comprising about 5% of available US market capitalization. Growth stocks are represented by the S&P 500 Growth TR Index. The index measures the performance of a subset of S&P 500 stocks based on three factors: sales growth, the ratio of earnings change to price, and momentum. Value stocks are represented by the S&P 500 Value TR Index. The index measures the performance of a subset of S&P 500 stocks based on three factors: the ratios of book value, earnings, and sales to price. Global stocks are represented by the S&P Global X-US BMI TR Index. The index measures stock market performance globally, including developed and emerging markets, but excluding the US.

[9]

Returns are for Net Asset Value, net of fees and expenses. Inception of the ETF was 6/17/2014, which represents the inception of the Advisor share class of the pre-conversion mutual fund. The benchmark of the Motley Fool Global Opportunities ETF is the FTSE Global All Cap Net Tax Index.

[10]	Contribution to return is a combination of average weighting in the portfolio and total return during the period.

4

Motley Fool ASSET MANAGEMENT ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2023 (Unaudited)

rallied impressively during the fiscal year ended August 31, 2023. Its payments segment, where it posted impressive profitability and growth in its installment lending business, was supported by ongoing strength in its core e-commerce segment. Mercado Libre continues to benefit from low e-commerce penetration as a percentage of total retail sales remains in Latin America. Pago, its payments platform, has successfully parlayed its payments dominance into very profitable ancillary revenue streams.

The bottom three contributors to returns were Atlassian (-18%), SVB Financial Group (-100%), and Signature Bank (-36%). Shares of critical collaboration software provider Atlassian had been resilient while many other software companies struggled. That changed during the fiscal year ended August 31, 2023. Macro headwinds challenged demand from the innovation economy that drives Atlassian’s growth. Atlassian’s slowdown was delayed later than most for two reasons: its products are critical, so they’re farther down the cut list, and because they’re relatively inexpensive. These are positive attributes, and on a longer-term view, the business in our view remains healthy. However, the stock was still carrying a premium valuation, and management continues to hire aggressively (while many other software firms are laying engineers off), which has investors nervous about a strategic misstep. We think the company is wise to invest in its advantages and the opportunities it sees (acknowledging this is a management team with a history of prudence and vision) and zig while others zag. Silicon Valley Bank (“SVB”), the bank subsidiary of SVB Financial Group, experienced a run on its deposits when the bank liquidated some of its Treasury securities at a discount and announced a capital raise. As can happen in periods of fear and contagion, the bank didn’t survive. It was taken into receivership on March 10, 2023 and its assets were sold off with the bulk being acquired by First Citizens Bank in late March. In this painful investing lesson, equity holders were essentially wiped out. Thankfully, our position in SVB Financial Group was small. Signature Bank shares sagged as investors shunned the banking industry, fearing there were more shoes to drop after SVB’s collapse. Signature Bank’s lending profile, ties to the crypto economy, and asset makeup put it squarely in the crosshairs. Thankfully, we exited our position and avoided much of the company’s collapse.

Motley Fool Mid-Cap Growth ETF

The Motley Fool Mid-Cap Growth ETF returned 8.58% during the fiscal year ended August 31, 2023, trailing its benchmark’s return of 13.00% for the same period. Cumulatively since inception, the Motley Fool Mid-Cap Growth ETF has returned 95.16% versus 138.44% returns for its benchmark over the same period.11

The Fund’s performance, relative to its benchmark, during the fiscal year ended August 31, 2023 was impacted by higher exposures to the Real Estate sector, which was weak, and the Industrials sector, which was strong. Performance was also driven by poor individual stock performance in the Financials and Information Technology Industries. Positive stock selection in the Health Care Industry was not enough to overcome these other forces.

The top three contributors to returns12 were Axon Enterprise (+82%), Watsco (+38%), and Markel Group (+24%). We detailed Axon’s stellar performance above, in the Motley Fool Global Opportunities ETF section. Watsco, the largest distributor of HVAC units and supplies in the US, continues to deliver strong execution and a steady outlook.

The market is waiting for margins to fall as residential replacement unit demand falls, inflation hits costs, and higher priced inventory flows through the financials. Our view is that, while these are realistic expectations, Watsco should have the firepower to keep creating value. We think there are enough offsetting positive factors (e.g., regulatory tailwinds for higher efficiency units, strong commercial demand, and efficiency efforts now that supply chains are normalizing) that Watsco can continue to hum along. Markel is a specialty insurer that has benefited from strong pricing in its insurance niches. Its conservative reserving enables it to navigate challenging periods and invest its float in stocks and private businesses, which was an additional benefit to profit and book value growth during the fiscal year. The three legs of success at Markel (prudent reserving, healthy underwriting, and strong investing) have all been on show lately.

[11]

Returns are for Net Asset Value, net of fees and expenses. Inception of the ETF was 6/17/2014, which represents the inception of the Advisor share class of the pre-conversion mutual fund. The benchmark of the Motley Fool Mid-Cap Growth Fund is the Russell Midcap Growth Total Return Index.

[12]	Contribution to return is a combination of average weighting in the portfolio and total return during the period.

5

Motley Fool ASSET MANAGEMENT ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2023 (Unaudited)

The bottom three contributors to returns were Paylocity Holding (-17%), SBA Communications (-30%), and SVB Financial Group (-100%). Paylocity’s business continues to chug along and its payroll and human capital management software solutions are evolving to solve more time- and labor- intensive tasks. Its stock sold off alongside many higher-growth, richly valued software businesses during the fiscal year ended August 31, 2023 and also suffered from investors raising probabilities of a recession that would bring about lower employment, which is a key driver of results. Tower operator SBA Communications continues to see its shares languish. SBA faces moderating near-term growth as cell carriers lap peak 5G investments and debt costs rise on the back of higher rates. That is no surprise, but investors have focused on it, and it’s the current reality. We see SBA management aptly managing its balance sheet, prioritizing free cash flow for debt reduction over share repurchases, and being disciplined in new tower purchases. With a longer view, the value of SBA’s services to enable data consumption and connectivity continues to increase. We detailed SVB Financial Group’s poor performance above, in the Motley Fool Global Opportunities ETF section.

Motley Fool Small-Cap Growth ETF

The Motley Fool Small-Cap Growth ETF returned 16.13% during the fiscal year ended August 31, 2023, besting its benchmark’s gain of 6.78% for the same period. Cumulatively since inception (almost five years!), the Motley Fool Small-Cap Growth ETF has returned 60.36% versus 36.53% returns for the benchmark over the same period.13

The Fund’s performance, relative to its benchmark, during the fiscal year ended August 31, 2023 was impacted overwhelmingly by stock selection. Stock selection in the Information Technology and Communication Services sectors were the largest detractors from return. However, stock selection in the Health Care and Industrials sectors more than offset these headwinds.

The top three contributors to returns14 were Axon Enterprise (+82%), Penumbra (+61%), and Leonardo DRS (+56%). We detailed Axon’s stellar performance above, in the Motley Fool Global Opportunities ETF section. Penumbra is a medical device company that continues to execute on its Lightning series of products related to aspirated blood clot removals. With additional products on the way, the company is demonstrating its products achieve valuable patient outcomes worthy of transitioning “watched” patients to “treated” patients. Penumbra looks to surpass $1 billion in revenue during 2023 as it makes progress on helping the 3 million or so patients that suffer from clinically significant blood clots. Leonardo DRS is a defense contractor that announced several large contract awards, including an April 2023 award valued over $1 billion to provide integrated electric propulsion components for the US Navy’s next generation Columbia-class submarine. The Columbia-class submarine will replace the Ohio-class, the first submarine of which was commissioned in the late 1970s. In June, Leonardo DRS was added to the Russell 2000 and Russell 3000 Indexes as part of the 2023 Russell index annual reconstitution. Leonardo DRS shares gained 34% in the quarter.

The bottom three contributors to returns were Cardlytics (-62%), Alarm.com Holdings (-12%), and Clarus (-52%). Cardlytics provides an advertising platform driven by unique access to debit and credit card data provided by its banking partner. The company and its stock have been hit from several angles. The broad slowdown in digital advertising as companies anticipate a recession clearly doesn’t help, but Cardlytics has also faced a more company-specific issue from a strategic rethink at Starbucks (one of their major advertisers) with the management change at that company. Cardlytics has also seen its founders leave the company, which is definitely something worthy of investor attention. The company is still unprofitable and many investors, including ourselves, have lost patience in the company’s promising platform (we exited our position in January). Competitive intensity in the smart home security industry and the perception of risk, overall, is rising for Alarm.com. Home security frenemy Vivint announced it would stop paying license fees to Alarm.com, immediately. Vivint has been paying those license fees for over a decade and Alarm.com is pursuing the legal actions necessary to collect, but the announcement of an unexpected $24 million, high margin hit to next-year’s results, sent shares lower. Vivint also announced it was being acquired by NRG, an energy business looking to beef up subscription revenue and deepen relationships with homeowners. Add on rising recession fears, inflation and supply chain challenges impacting its hardware profitability, and falling software valuations and Alarm.com’s stock has hit a rough patch. In our view, the business continues to perform well and its prospects are bright. Clarus is a holding company that buys and builds “super-fan” outdoor brands. Its best known asset is the rock climbing and mountaineering brand Black Diamond. In hindsight, perhaps we should have waited for a larger margin of safety with our initial purchase and subsequent small addition. While we believe the company’s strategy is sound and management is a good steward of its outdoor brands, the macro realities

[13]	Returns are for Net Asset Value, net of fees and expenses. Inception of the ETF was 10/29/2018. The benchmark is the Russell 2000 Growth Total Return Index.
[14]	Contribution to return is a combination of average weighting in the portfolio and total return during the period.

6

Motley Fool ASSET MANAGEMENT ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2023 (Unaudited)

of falling consumer savings rates, full employment, input cost environment, and rising recession risks are expected to weigh on Clarus and other consumer discretionary businesses in the near term. The company has lowered guidance on several occasions and brought in new management to navigate its path forward.

PASSIVE ETF PERFORMANCE AND COMMENTARY

Motley Fool 100 Index ETF

The Motley Fool 100 Index ETF increased 22.71% during the fiscal year ended August 31, 2023. During the same period, the Motley Fool 100 Index, which the Motley Fool 100 Index ETF is designed to track, increased 23.37% and the S&P 500 Total Return Index increased 15.94%. Cumulatively since inception, the Motley Fool 100 Index ETF returned 112.33%. Over that period, the Motley Fool 100 Index returned 118.41% and the S&P 500 Index returned 74.36%.15

The ETF’s net asset value return differed from that of its underlying index, the Motley Fool 100 Index, due primarily to the deduction of management fees and transaction costs. A small cash balance across the fiscal year ended August 31, 2023 and securities lending income helped reduce tracking error.

As a passive implementation of active stock selection, the ETF’s performance in each period is reflective of the construction of its underlying index, the Motley Fool 100 Index, which is a market capitalization weighted portfolio of the 100 largest, liquid, high-conviction stock selections from The Motley Fool, LLC.16 The Motley Fool 100 Index has historically had, and continued through the fiscal year ended August 31, 2023 to have, a top-heavy construction and concentration in a subset of sectors. As a result, the largest holdings and sector exposures have a significant impact on the Motley Fool 100 Index’s overall performance.

The top three contributors17 to the Motley Fool 100 Index ETF’s performance were NVIDIA (+227%), Microsoft (+27%) and Apple (+20%). These three companies had a combined average portfolio weight during the fiscal year of more than 28%. The bottom three contributors were CVS Health (-32%), The Walt Disney Company (-25%), and Tesla (-6%). These three companies had a combined average portfolio weight during the fiscal year of a bit over 5%.

Over the fiscal year ended August 31, 2023, nearly 1 in 3 holdings detracted from returns. However, the ETF’s large weighting in the largest market capitalization stocks and to the Information Technology and Communication Services sectors overcame this headwind and drove its outperformance versus the S&P 500 Index.

Motley Fool Next Index ETF

The Motley Fool Next Index ETF gained 5.21% during the fiscal year ended August 31, 2023. During the same period, the Motley Fool Next Index, which the Motley Fool Next Index ETF is designed to track, rose 5.76% and the Russell Midcap Growth Total Return Index increased 13.00%. Cumulatively since the ETF’s inception, the Motley Fool Next Index ETF returned -20.96%, the Motley Fool Next Index returned -20.39% and the Russell Midcap Growth Total Return Index returned -15.72%.18

The ETF’s net asset value return differed from that of its underlying index, the Motley Fool Next Index, due primarily to the deduction of management fees and transaction costs. A small cash balance across the fiscal year ended August 31, 2023 helped reduce tracking error.

As a passive implementation of active stock selection, the ETF’s performance in each period is reflective of the construction of its underlying index, the Motley Fool Next Index, which is a market capitalization weighted index of the mid- and small-capitalization U.S. companies that have been recommended by The Motley Fool, LLC’s analysts, or research publications.19

[15]

Returns are for Net Asset Value, net of fees and expenses. The market price return for the Motley Fool 100 Index ETF for the year ended 8/31/2023 was 22.63%, and since inception, was 14.42% annualized. Inception of the Motley Fool 100 Index ETF was 1/29/2018.

[16]

Motley Fool Asset Management, LLC is a subsidiary of The Motley Fool. The Motley Fool is responsible for independently managing the Motley Fool 100 Index. To learn more about the index, see its website: https://www.fool100.com/

[17]	Contribution to return is a combination of average weighting in the portfolio and total return during the period.

[18]

Returns are for Net Asset Value, net of fees and expenses. The market price return for the Motley Fool Next Index ETF for the year ended 8/31/2023 was 5.39%, and since inception was -13.13% annualized. Inception of the Motley Fool Next Index ETF was 12/30/2021.

[19]

Motley Fool Asset Management, LLC is a subsidiary of The Motley Fool. The Motley Fool is responsible for independently managing the Motley Fool Next Index. To learn more about the index, see its website: https://foolindices.com/fool-next/methodology/

7

Motley Fool ASSET MANAGEMENT ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2023 (Unaudited)

The top three contributors to the Motley Fool Next Index ETF’s performance were Fair Isaac (+101%), HubSpot (+62%) and Exact Sciences (+135%). These three companies had a combined average portfolio weight during the fiscal year of 3%. The bottom three contributors were Warner Brothers Discovery (-28%), EPAM Systems (-39%), and SVB Financial Group (-100%). These three companies had a combined average portfolio weight during the fiscal year just shy of 3%.

The Motley Fool Next Index had larger than benchmark exposure to the strongest two performing sectors, Consumer Discretionary and Industrials, which helped performance. However, stock selection in the Consumer Discretionary and Information Technology sectors overtook that tailwind and led to underperformance during the year ended August 31, 2023. The ETF reflected these relative positions and performance suffered accordingly.

Motley Fool Capital Efficiency 100 Index ETF

The Motley Fool Capital Efficiency 100 Index ETF rose 24.81% over the fiscal year ended August 31, 2023. During the same period, the Motley Fool Capital Efficiency 100 Index, which the Motley Fool Capital Efficiency 100 Index ETF is designed to track, increased 25.52% and the S&P 500 Total Return Index advanced 15.94%. Cumulatively since inception, the Motley Fool Capital Efficiency 100 Index ETF returned -2.45%. Over that period, the Motley Fool Capital Efficiency 100 Index returned -2.08% and the S&P 500 Index returned -1.82%.20

The ETF’s net asset value return differed from that of its underlying index, the Motley Fool Capital Efficiency 100 Index, due primarily to the deduction of management fees and transaction costs. A small cash balance across the fiscal year ended August 31, 2023 helped reduce tracking error.

As a passive implementation of active stock selection, the ETF’s performance in each period is reflective of the construction of its underlying index, the Motley Fool Capital Efficiency 100 Index, which tracks the performance of the highest scoring stocks of US companies, measured by a company’s capital efficiency, that have been recommended The Motley Fool, LLC’s analysts and newsletters.21 Capital efficiency is a measure of how a business turns its investments into revenue and profit, and it provides insight into the company’s return on invested capital.

The top three contributors22 to the Motley Fool Capital Efficiency Index ETF’s performance were Meta Platforms (+82%), Broadcom (+90%) and Mastercard (+28%). These three companies had a combined average portfolio weight during the fiscal year of greater than 13%. The bottom three contributors were UnitedHealth Group (-7%), Advanced Micro Devices (-25%), and NVIDIA (-17%). These three companies had a combined average portfolio weight during the fiscal year of nearly 6%.

The Motley Fool Capital Efficiency 100 Index was overweight in the Information Technology sector, which performed well during the fiscal year ended August 31, 2023. However, the stock selection within the Information Technology sector detracted from performance. The ETF reflected these same phenomena.

[20]

Returns are for Net Asset Value, net of fees and expenses. The market price return for the Motley Fool Capital Efficiency 100 Index ETF for the year ended 8/31/2023 was 24.99%, and since inception, was -2.34% annualized. Inception of the Motley Fool Capital Efficiency 100 Index ETF was 12/30/2021.

[21]

Motley Fool Asset Management, LLC is a subsidiary of The Motley Fool. The Motley Fool is responsible for independently managing the Motley Fool Capital Efficiency 100 Index. To learn more about the index, see its website:
https://foolindices.com/fool-capital-efficiency/methodology/

[22]	Contribution to return is a combination of average weighting in the portfolio and total return during the period.

8

Motley Fool ASSET MANAGEMENT ETFS

Letter to Shareholders (Concluded)

AUGUST 31, 2023 (Unaudited)

THANKFUL AND HOPEFULLY DESERVING

Quality ownership and patient capital are enablers of long-term success. But they’re so rare that they actually represent a competitive advantage. Yes, that’s a role you play in our joint long-term success. I hope that fact is empowering.

I’m not sure if Motley Fool Asset Management is an opera, a rock concert, or a Taylor Swift cover band, but we’re glad you’ve self-selected to be here. If you get the shareholders you deserve, we feel like we belong together.23

We remain thankful for and humbled by your trust.

Onward,

Bryan Hinmon
Chief Investment Officer, Motley Fool Asset Management, LLC

Disclosures

Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk and may lose money, including loss of principal. Securities in a Fund may not match those in an index and performance of the Fund will be different. You cannot invest directly into an index.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by any of the Funds. The opinions of the Adviser with respect to those securities may change at any time.

[23]	50,000 bonus points if you made it all the way to the end of this letter and picked up on the reference to Taylor Swift’s fun and delightfully innocent 2008 hit “You Belong With Me.”

9

Motley Fool GLOBAL OPPORTUNITIES ETF

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended august 31, 2023
	One Year	Five Years	Since Inception	Inception Date
Motley Fool Global Opportunities ETF (at NAV)*	11.24%	6.80%	8.56%	6/17/2014
Motley Fool Global Opportunities ETF (at Market Price)	11.19%	N/A	-7.93%
FTSE Global All Cap Net Tax Index**	13.96%	7.46%	7.51%(1)	—
Fund Expense Ratio:(2) 0.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.fooletfs.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The Motley Fool Global Opportunities ETF operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The FTSE Global All Cap Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 9,500 securities from 49 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States. The index is unmanaged and not available for direct investments. Its performance does not reflect deductions for fees, expenses or taxes.

10

Motley Fool GLOBAL OPPORTUNITIES ETF

Portfolio Characteristics (CONTINUED)

(Unaudited)

The investment objective of the Motley Fool Global Opportunities ETF is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns.

The following tables show the top ten holdings, sector allocations, and top ten countries in which the Fund was invested in as of August 31, 2023. Portfolio holdings are subject to change without notice.

Top Ten Holdings	% OF NET Assets
Mastercard, Inc., Class A	6.5%
Amazon.com, Inc.	5.8
ICON PLC	5.0
Watsco, Inc.	4.9
Alphabet, Inc., Class C	4.6
Axon Enterprise, Inc.	4.0
Waste Connections, Inc.	3.9
MercadoLibre, Inc.	3.6
International Container Terminal Services, Inc.	3.6
Atlassian Corp.	3.5
45.4%

11

Motley Fool GLOBAL OPPORTUNITIES ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The Motley Fool Global Opportunities ETF uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Industrials	20.4%
Information Technology	20.2
Consumer Discretionary	15.2
Communication Services	12.7
Financials	11.7
Health Care	7.3
Real Estate	7.0
Consumer Staples	2.3
96.8%

Top ten Countries	% OF Net Assets
United States*	53.9%
Canada	7.8
Ireland	7.3
Argentina	3.6
Philippines	3.6
Spain	3.3
Taiwan	3.2
China	3.1
United Kingdom	3.0
Georgia	2.7
91.5%

*	As of the date of this report, the Fund had a holding of 2.7% in the U.S. Bank Money Market Deposit Account.

12

Motley Fool MID-CAP GROWTH ETF

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended August 31, 2023
	One Year	Five Years	Since Inception	Inception Date
Motley Fool Mid-Cap Growth ETF (at NAV)*	8.58%	3.70%	7.53%	6/17/2014
Motley Fool Mid-Cap Growth ETF (at Market Price)	8.65%	N/A	-8.77%
Russell MidCap® Growth Total Return Index**	13.00%	7.95%	9.90%(1)	—
Fund Expense Ratio:(2) 0.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.fooletfs.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The Motley Fool Mid-Cap Growth ETF operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The Russell Midcap® Growth Total Return Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Total Return Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The investment objective of the Motley Fool Mid-Cap Growth ETF is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of the Adviser, high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

13

Motley Fool MID-CAP GROWTH ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The allocations to various sectors, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Although the Motley Fool Mid-Cap Growth ETF may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small- and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts.

The following tables show the top ten holdings, and sector allocations in which the Fund was invested in as of August 31, 2023.Portfolio holdings are subject to change without notice.

Top ten Holdings	% OF Net Assets
Axon Enterprise, Inc.	5.9%
Brown & Brown, Inc.	5.8
Watsco, Inc.	4.6
Broadridge Financial Solutions, Inc.	4.6
Markel Corp.	4.4
Tyler Technologies, Inc.	4.4
Fastenal Co.	4.4
SBA Communications Corp.	4.0
Paylocity Holding Corp.	3.9
Gentex Corp	3.8
45.8%

The Motley Fool Mid-Cap Growth ETF uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Information Technology	23.8%
Industrials	20.0
Financials	18.7
Health Care	13.1
Consumer Discretionary	11.9
Real Estate	9.2
Materials	2.3
99.0%

14

Motley Fool 100 Index ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED August 31, 2023
	One Year	Five Years	Since Inception	Inception Date
Motley Fool 100 Index ETF (at NAV)	22.71%	13.96%	14.43%	1/29/2018
Motley Fool 100 Index ETF (at Market Price)	22.63%	13.91%	14.42%
Motley Fool 100 Index*	23.37%	14.55%	15.01%(1)	—
S&P 500© Total Return Index**	15.94%	11.12%	10.46%(1)	—
Fund Expense Ratio:(2) 0.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.fooletfs.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool 100 Index (“Fool 100 Index”) was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (“Adviser”), in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company included in the Fool 100 Index is incorporated and listed in the U.S. The Fool 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Fool 100 Index, including its value, is available on the websites of the Fund at www.fooletfs.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

15

Motley Fool 100 Index ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool 100 Index ETF was invested in as of August 31, 2023. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Apple, Inc.	13.6%
Microsoft Corp.	11.3
Alphabet, Inc., Class C	8.0
Amazon.com, Inc.	6.5
NVIDIA Corp.	5.6
Tesla, Inc.	3.8
Berkshire Hathaway, Inc., Class B	3.6
Meta Platforms, Inc., Class A	3.5
Visa, Inc., Class A	2.3
Johnson & Johnson	2.1
60.3%

The Motley Fool 100 Index ETF uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	46.3%
Communication Services	14.8
Consumer Discretionary	14.8
Health Care	9.5
Financials	7.2
Industrials	3.4
Consumer Staples	1.4
Real Estate	1.1
Materials	0.6
Utilities	0.6
Energy	0.2
99.9%

16

MOTLEY FOOL SMALL-CAP GROWTH ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED August 31, 2023
	One Year	Three Years	Since Inception	Inception Date
Motley Fool Small-Cap Growth ETF (at NAV)	16.13%	-0.98%	10.25%	10/29/2018
Motley Fool Small-Cap Growth ETF (at Market Price)	16.21%	-1.06%	10.25%
Russell 2000 Growth Total Return® Index*	6.78%	2.67%	6.65%(1)	—
Fund Expense Ratio:(2) 0.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Russell 2000 Growth Total Return® Index measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations.

17

MOTLEY FOOL SMALL-CAP GROWTH ETF

Portfolio Characteristics (CONCLUDED)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool Small-Cap Growth ETF was invested in as of August 31, 2023. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Goosehead Insurance, Inc., Class A	4.8%
Alarm.com Holdings, Inc.	4.7
Q2 Holdings, Inc.	4.3
Live Oak Bancshares, Inc.	3.7
Smartsheet, Inc., Class A	3.6
Inari Medical, Inc.	3.5
Gentex Corp.	3.5
Howard Hughes Holdings, Inc.	3.4
Globus Medical, Inc., Class A	3.3
GXO Logistics, Inc.	3.1
37.9%

The Motley Fool Small-Cap Growth ETF uses GICSSM as the basis for the classification of securities on the Schedule of Investments.

Sector Allocation	% OF Net Assets
Health Care	23.8%
Industrials	21.1
Information Technology	16.7
Financials	11.0
Consumer Discretionary	8.3
Real Estate	6.0
Energy	2.9
Consumer Staples	1.7
Materials	0.9
92.4%

18

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED August 31, 2023
	One Year	Since Inception	Inception Date
Motley Fool Capital Efficiency 100 Index ETF (at NAV)	24.81%	-2.45%	12/30/2021
Motley Fool Captial Efficiency 100 Index ETF (at Market Price)	24.99%	-2.34%
Motley Fool Capital Efficiency 100 Index*	25.52%	-2.08%(1)	—
S&P 500© Total Return Index**	15.94%	-1.82%(1)	—
Fund Expense Ratio:(2) 0.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool Capital Efficiency 100 Index (“Capital Efficiency 100 Index”) was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (“Adviser”), in 2021 and is a proprietary, rules-based index designed to track the performance of the highest scoring stocks of U.S. companies, measured by a company’s capital efficiency, that have been recommended by The Motley Fool’s analysts and newsletters, and that also meet certain liquidity requirements. Capital efficiency is a measure of how a business turns its investments into revenue and profit and it provides insight into the company’s return on invested capital. Every company included in the Capital Efficiency 100 Index is incorporated and listed in the U.S. The Capital Efficiency 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Capital Efficiency 100 Index, including its value, is available on the websites of the Fund at www.fooletfs.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

19

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Portfolio Characteristics (CONCLUDED)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool Capital Efficiency 100 Index ETF was invested in as of August 31, 2023. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Alphabet, Inc., Class C	5.3%
Amazon.com, Inc.	5.3
Visa, Inc., Class A	5.2
Meta Platforms, Inc., Class A	5.1
Mastercard, Inc., Class A	5.1
UnitedHealth Group, Inc.	5.0
Apple, Inc.	4.9
Johnson & Johnson	4.8
Home Depot, Inc., (The)	4.7
Microsoft Corp.	4.6
50.0%

The Motley Fool Capital Efficiency 100 Index ETF uses GICSSM as the basis for the classification of securities on the Schedule of Investments.

Sector Allocation	% OF Net Assets
Information Technology	42.9%
Health Care	18.2
Communication Services	14.3
Consumer Discretionary	13.1
Industrials	5.2
Consumer Staples	3.7
Materials	1.7
Financials	0.5
99.6%

20

MOTLEY FOOL NEXT INDEX ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED August 31, 2023
	One Year	Since Inception	Inception Date
Motley Fool Next Index ETF (at NAV)	5.21%	-13.15%	12/30/2021
Motley Fool Next Index ETF (at Market Price)	5.39%	-13.13%
Motley Fool Next Index*	5.76%	-12.77%(1)	—
Russell Midcap® Growth Total Return Index**	13.00%	-9.74%(1)	—
Fund Expense Ratio:(2) 0.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool Next Index (“Next Index”) was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (“Adviser”), in 2021 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters. Every company included in the Capital Efficiency 100 Index is incorporated and listed in the U.S. The Next Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Next Index, including its value, is available on the websites of the Fund at www.fooletfs.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The Russell Midcap® Growth Total Return Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Total Return Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

21

MOTLEY FOOL NEXT INDEX ETF

Portfolio Characteristics (CONCLUDED)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool Next Index ETF was invested in as of August 31, 2023. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Corning, Inc.	1.8%
Gartner, Inc.	1.8
HubSpot, Inc.	1.7
MongoDB, Inc.	1.7
Nasdaq, Inc.	1.7
Alnylam Pharmaceuticals, Inc.	1.6
Take-Two Interactive Software, Inc.	1.5
Tractor Supply Co.	1.5
Fair Isaac Corp.	1.4
McCormick & Co., Inc.	1.4
16.1%

The Motley Fool Next Index ETF uses GICSSM as the basis for the classification of securities on the Schedule of Investments.

Sector Allocation	% OF Net Assets
Information Technology	35.6%
Consumer Discretionary	16.0
Industrials	13.3
Health Care	12.4
Financials	8.8
Communication Services	6.7
Consumer Staples	4.4
Real Estate	1.4
Materials	1.1
Energy	0.2
99.9%

22

Motley Fool Asset Management ETFs

Fund Expense Examples

AUGUST 31, 2023 (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any), including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other ETFs.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain,etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

23

Motley Fool Asset Management ETFs

Fund Expense Examples (Concluded)

AUGUST 31, 2023 (UNAUDITED)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period(1)	Annualized Expense Ratio	Actual Six-Month Total Investment Returns for the Funds
Motley Fool Global Opportunities ETF
Actual	$ 1,000.00	$ 1,104.50	$ 4.51	0.85%	10.45%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%	N/A
Motley Fool Mid-Cap Growth ETF
Actual	$ 1,000.00	$ 1,086.00	$ 4.47	0.85%	8.60%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%	N/A
Motley Fool 100 Index ETF
Actual	$ 1,000.00	$ 1,263.80	$ 2.85	0.50%	26.38%
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50%	N/A
Motley Fool Small-Cap Growth ETF
Actual	$ 1,000.00	$ 1,098.20	$ 4.50	0.85%	9.82%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%	N/A
Motley Fool Capital Efficiency 100 Index ETF
Actual	$ 1,000.00	$ 1,242.30	$ 2.83	0.50%	24.23%
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50%	N/A
Motley Fool Next Index ETF
Actual	$ 1,000.00	$ 1,034.20	$ 2.56	0.50%	3.42%
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50%	N/A

(1)

Expenses are equal to the Fund’s annualized expense ratio for the period March 1, 2023 through August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value in the first section in the table is based on the actual six-month total investment return for the Fund.

24

Motley Fool global opportunities ETF

Schedule of Investments

AUGUST 31, 2023

	Number of Shares	Value (NOTE 1)

Common Stocks — 96.8%
Aerospace & Defense — 4.0%
Axon Enterprise, Inc. (United States)*	81,690	$17,392,618
Banks — 4.3%
Bank of Georgia Group PLC (Georgia)	183,461	8,099,439
HDFC Bank., Ltd., (India)ADR	166,348	10,365,144
		18,464,583
Capital Markets — 4.8%
Brookfield Asset Management Ltd. (Canada)(a)ADR	58,725	2,028,949
Brookfield Corp. (Canada)	234,854	8,010,870
Georgia Capital PLC (Georgia)*	282,828	3,482,547
MSCI, Inc. (United States)	13,020	7,077,932
		20,600,298
Commercial Services & Supplies — 3.9%
Waste Connections, Inc. (Canada)ADR	122,408	16,768,672
Diversified Telecommunication Services — 3.3%
Cellnex Telecom SA (Spain)(b)	370,876	14,196,249
Entertainment — 2.4%
Universal Music Group NV (Netherlands)	418,580	10,389,495
Equity Real Estate Investment Trusts (REITs) — 5.8%
American Tower Corp. (United States)	35,592	6,453,541
Equinix, Inc. (United States)	15,800	12,345,804
SBA Communications Corp. (United States)	28,108	6,311,089
		25,110,434
Food & Staples Retailing — 2.3%
Costco Wholesale Corp. (United States)	18,235	10,016,121
Health Care Equipment & Supplies — 2.2%
Medtronic PLC (Ireland)ADR	116,242	9,473,723
Health Care Providers & Services 0.0%
NMC Health PLC (United Arab Emirates)(c)*	485,482	—
Hotels, Restaurants & Leisure — 5.8%
Starbucks Corp. (United States)	122,408	11,927,436
Yum China Holdings, Inc. (China)	244,319	13,117,487
		25,044,923

The accompanying notes are an integral part of these financial statements.

25

Motley Fool global opportunities ETF

Schedule of Investments (continued)

AUGUST 31, 2023

	Number of Shares	Value (NOTE 1)

Common Stocks (continued)
Insurance — 2.6%
Aon PLC (United Kingdom)ADR	34,060	$11,355,263
Interactive Media & Services — 4.6%
Alphabet, Inc., Class C (United States)*	142,960	19,635,556
Internet & Direct Marketing Retail — 9.4%
Amazon.com, Inc. (United States)*	180,342	24,888,999
MercadoLibre, Inc. (Argentina)(a)*	11,363	15,594,127
		40,483,126
IT Services — 7.5%
Mastercard, Inc., Class A (United States)	67,882	28,010,828
PayPal Holdings, Inc. (United States)*	69,420	4,339,444
		32,350,272
Life Sciences Tools & Services — 5.1%
ICON PLC (Ireland)*ADR	83,528	21,712,268
Machinery — 0.4%
FANUC Corp. (Japan)	63,200	1,803,977
Media — 2.3%
Comcast Corp., Class A (United States)	185,466	8,672,390
System1 Group PLC (United Kingdom)*	508,946	1,334,598
		10,006,988
Real Estate Management & Development — 1.2%
Jones Lang LaSalle, Inc. (United States)*	28,916	4,996,685
Road & Rail — 1.7%
Canadian National Railway Co. (Canada)ADR(a)	64,082	7,216,274
Semiconductors & Semiconductor Equipment — 3.2%
Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan) SP ADR	145,118	13,578,691
Software — 9.5%
Atlassian Corp. (United States)*	74,195	15,140,232
Everbridge, Inc. (United States)*	89,644	2,224,068
Paycom Software, Inc. (United States)	29,272	8,630,556
Salesforce.com, Inc. (United States)*	45,392	10,052,512
Splunk, Inc. (United States)*	41,080	4,981,362
		41,028,730

The accompanying notes are an integral part of these financial statements.

26

Motley Fool global opportunities ETF

Schedule of Investments (continued)

AUGUST 31, 2023

	Number of Shares	Value (NOTE 1)

Common Stocks (continued)
Trading Companies & Distributors — 6.8%
Fastenal Co. (United States)	144,662	$8,329,638
Watsco, Inc. (United States)(a)	57,424	20,933,919
		29,263,557
Transportation Infrastructure — 3.6%
International Container Terminal Services, Inc. (Philippines)	4,173,619	15,273,293
Wireless Telecommunication Services — 0.1%
Safaricom Ltd., PLC (Kenya)	4,000,000	423,368
Total Common Stocks (Cost $228,541,128)		416,585,164

Investment Purchased with Proceeds from Securities Lending Collateral — 9.3%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%	39,874,840	39,874,840
Total Investment Purchased with Proceeds from Securities Lending Collateral (Cost $39,874,840)		39,874,840

Short-Term Investment — 2.7%
U.S. Bank Money Market Deposit Account, 5.20% (United States)(d)	11,407,238	11,407,238
Total Short-Term Investment (Cost $11,407,238)		11,407,238

Total Investments (Cost $279,823,206) — 108.8%		467,867,242
Liabilities in Excess of Other Assets — (8.8)%		(37,901,258)
NET ASSETS — 100.0%		$429,965,984
(Applicable to 15,718,873 shares outstanding)

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

SP ADR — Sponsored ADR

(a)	All or a portion of the security is on loan. At August 31, 2022, the market value of securities on loan was $39,407,010.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2023, total market value of Rule 144A securities is $14,196,249 and represents 3.3% of net assets.

(c)

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by the Adviser, as valuation designee, under the oversight of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2023, these securities amounted to $0 or 0.0% of net assets.

(d)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

27

Motley Fool mid-cap growth ETF

Schedule of Investments

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks — 99.0%
Aerospace & Defense — 6.0%
Axon Enterprise, Inc. (United States)*	54,301	$11,561,226
Air Freight & Logistics — 2.5%
GXO Logistics, Inc. (United States)(a)*	75,937	4,857,690
Auto Components — 6.5%
Gentex Corp. (United States)	227,791	7,439,654
LCI Industries (United States)(a)	42,114	5,276,042
		12,715,696
Automobiles — 3.0%
Thor Industries, Inc. (United States)(a)	55,100	5,775,582
Biotechnology — 4.0%
BioMarin Pharmaceutical, Inc. (United States)*	42,000	3,837,960
Ultragenyx Pharmaceutical, Inc. (United States)(a)*	104,484	3,843,966
		7,681,926
Capital Markets — 6.6%
Morningstar, Inc. (United States)	15,520	3,611,038
MSCI, Inc. (United States)	5,660	3,076,889
StoneX Group, Inc. (United States)*	65,738	6,171,483
		12,859,410
Chemicals — 2.3%
Eastman Chemical Co. (United States)	52,942	4,500,599
Equity Real Estate Investment Trusts (REITs) — 5.9%
Alexandria Real Estate Equities, Inc. (United States)	32,896	3,827,121
SBA Communications Corp. (United States)	34,200	7,678,926
		11,506,047
Ground Transportation — 2.6%
RXO, Inc. (United States)*	278,485	5,035,009
Health Care Equipment & Supplies — 3.6%
Cooper Companies, Inc., (The) (United States)	18,922	7,000,951
Health Care Providers & Services — 2.9%
HealthEquity, Inc. (United States)(a)*	84,658	5,718,648

The accompanying notes are an integral part of these financial statements.

28

Motley Fool mid-cap growth ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Insurance — 12.0%
Brown & Brown, Inc. (United States)	151,852	$11,252,233
Goosehead Insurance, Inc., Class A (United States)(a)*	49,954	3,489,786
Markel Corp. (United States)*	5,848	8,648,724
		23,390,743
IT Services — 4.6%
Broadridge Financial Solutions, Inc. (United States)	48,297	8,993,384
Life Sciences Tools & Services — 2.6%
Waters Corp. (United States)*	17,884	5,021,827
Real Estate Management & Development — 3.3%
Jones Lang LaSalle, Inc. (United States)*	36,878	6,372,518
Software — 19.2%
Alarm.com Holdings, Inc. (United States)*	103,973	6,089,699
ANSYS, Inc. (United States)*	11,704	3,732,054
Paycom Software, Inc. (United States)	17,032	5,021,715
Paylocity Holding Corp. (United States)*	37,441	7,506,921
Splunk, Inc. (United States)*	51,682	6,266,960
Tyler Technologies, Inc. (United States)*	21,600	8,606,089
		37,223,438
Specialty Retail — 2.4%
Tractor Supply Co. (United States)(a)	21,292	4,652,302
Trading Companies & Distributors — 9.0%
Fastenal Co. (United States)	146,922	8,459,769
Watsco, Inc. (United States)(a)	24,708	9,007,301
		17,467,070
Total Common Stocks (Cost $108,732,548)		192,334,066

Investment Purchased with Proceeds from Securities Lending Collateral — 13.0%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%	25,256,724	25,256,724
Total Investment Purchased with Proceeds from Securities Lending Collateral (Cost $25,256,724)		25,256,724

The accompanying notes are an integral part of these financial statements.

29

Motley Fool mid-cap growth ETF

Schedule of Investments (CONCLUDED)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Short-Term Investment — 1.0%
U.S. Bank Money Market Deposit Account, 5.20% (United States) (b)	1,999,916	$1,999,916
Total Short-Term Investment (Cost $1,999,916)		1,999,916

Total Investments (Cost $135,989,188) — 113.0%		219,590,706
Liabilities in Excess of Other Assets — (13.0)%		(25,244,969)
NET ASSETS — 100.0%		$194,345,737
(Applicable to 7,892,511 shares outstanding)

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $24,600,703.

(b)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

30

Motley Fool 100 Index ETF

Schedule of Investments

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks — 99.9%
Aerospace & Defense — 0.2%
TransDigm Group, Inc. (United States)*	1,372	$1,240,082
Air Freight & Logistics — 0.3%
FedEx Corp. (United States)	6,377	1,664,525
Automobiles — 3.8%
Tesla, Inc. (United States)*	80,275	20,717,372
Banks — 2.0%
JPMorgan Chase & Co. (United States)	74,521	10,904,658
Beverages — 0.3%
Monster Beverage Corp. (United States)*	26,561	1,524,867
Biotechnology — 2.0%
Amgen, Inc. (United States)	13,641	3,496,734
Biogen, Inc. (United States)*	3,642	973,725
Gilead Sciences, Inc. (United States)	31,633	2,419,292
Moderna, Inc. (United States)*	9,658	1,092,030
Seagen, Inc. (United States)*	4,726	973,887
Vertex Pharmaceuticals, Inc. (United States)*	6,525	2,272,919
		11,228,587
Broadline Retail — 0.2%
Coupang, Inc. (United States)*	45,142	856,795
Capital Markets — 1.4%
Charles Schwab Corp., (The) (United States)	46,233	2,734,682
CME Group, Inc. (United States)	9,121	1,848,644
Intercontinental Exchange, Inc. (United States)	14,182	1,673,334
Moody’s Corp. (United States)	4,630	1,559,384
		7,816,044
Chemicals — 0.6%
Ecolab, Inc. (United States)	7,204	1,324,167
Sherwin-Williams Co., (The) (United States)	6,535	1,775,690
		3,099,857
Commercial Services & Supplies — 0.7%
Cintas Corp. (United States)	2,552	1,286,642
Copart, Inc. (United States)*	24,156	1,082,913

The accompanying notes are an integral part of these financial statements.

31

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc. (United States)	10,308	$1,616,088
		3,985,643
Communications Equipment — 0.3%
Arista Networks, Inc. (United States)*	7,798	1,522,404
Diversified Financial Services — 3.6%
Berkshire Hathaway, Inc., Class B (United States)*	55,366	19,942,833
Electric Utilities — 0.6%
NextEra Energy, Inc. (United States)	51,357	3,430,648
Entertainment — 2.3%
Activision Blizzard, Inc. (United States)	19,931	1,833,453
Electronic Arts, Inc. (United States)	6,919	830,142
Netflix, Inc. (United States)*	11,272	4,888,441
ROBLOX Corp., Class A (United States)*	15,490	438,212
Walt Disney Co., (The) (United States)*	46,361	3,879,488
Warner Bros Discovery, Inc. (United States)(a)*	61,806	812,131
		12,681,867
Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp. (United States)	11,817	2,142,658
Crown Castle International Corp. (United States)	10,981	1,103,591
Digital Realty Trust, Inc. (United States)	7,362	969,723
Equinix, Inc. (United States)	2,357	1,841,713
		6,057,685
Food & Staples Retailing — 1.1%
Costco Wholesale Corp. (United States)	11,239	6,173,358
Health Care Equipment & Supplies — 1.5%
Align Technology, Inc. (United States)*	1,919	710,299
Becton Dickinson and Co. (United States)	7,188	2,008,687
Dexcom, Inc. (United States)*	9,819	991,523
IDEXX Laboratories, Inc. (United States)*	2,074	1,060,664
Intuitive Surgical, Inc. (United States)*	8,867	2,772,534
ResMed, Inc. (United States)	3,730	595,271
		8,138,978

The accompanying notes are an integral part of these financial statements.

32

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Health Care Providers & Services — 3.0%
CVS Health Corp. (United States)	32,525	$2,119,654
HCA Healthcare, Inc. (United States)	6,963	1,930,840
McKesson Corp. (United States)	3,412	1,406,836
UnitedHealth Group, Inc. (United States)	23,610	11,252,054
		16,709,384
Health Care Technology — 0.2%
Veeva Systems, Inc., Class A (United States)*	4,043	843,774
Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc., Class A (United States)*	15,989	2,103,353
Booking Holdings, Inc. (United States)*	934	2,900,098
Chipotle Mexican Grill, Inc. (United States)*	689	1,327,455
Marriott International, Inc., Class A (United States)	7,690	1,564,992
Starbucks Corp. (United States)	29,097	2,835,212
		10,731,110
Industrial Conglomerates — 0.5%
3M Co. (United States)	13,987	1,491,993
Roper Technologies, Inc. (United States)	2,701	1,347,961
		2,839,954
Insurance — 0.2%
Aflac, Inc. (United States)(a)	15,353	1,144,873
Interactive Media & Services — 11.5%
Alphabet, Inc., Class C (United States)*	320,845	44,068,061
Meta Platforms, Inc., Class A (United States)*	64,907	19,205,332
		63,273,393
Internet & Direct Marketing Retail — 6.6%
Amazon.com, Inc. (United States)*	259,870	35,864,659
eBay, Inc. (United States)	13,549	606,724
		36,471,383
IT Services — 5.1%
Cloudflare, Inc., Class A (United States)(a)*	8,394	545,862
Cognizant Technology Solutions Corp., Class A (United States)	12,798	916,465
Mastercard, Inc., Class A (United States)	24,038	9,919,040

The accompanying notes are an integral part of these financial statements.

33

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
IT Services (continued)
PayPal Holdings, Inc. (United States)*	28,330	$1,770,908
Snowflake, Inc., Class A (United States)*	8,251	1,294,169
Block, Inc., Class A (United States)*	15,437	889,943
Visa, Inc., Class A (United States)(a)	52,003	12,776,097
		28,112,484
Life Sciences Tools & Services — 0.1%
Illumina, Inc. (United States)(a)*	3,992	659,558
Machinery — 0.2%
Cummins, Inc. (United States)	3,566	820,323
Media — 0.2%
Trade Desk, Inc., (The) Class A (United States)(a)*	12,382	990,931
Oil, Gas & Consumable Fuels — 0.2%
Kinder Morgan, Inc. (United States)	56,927	980,283
Pharmaceuticals — 2.7%
Bristol-Myers Squibb Co. (United States)	53,795	3,316,462
Johnson & Johnson (United States)	71,351	11,536,030
		14,852,492
Professional Services — 0.2%
CoStar Group, Inc. (United States)*	10,349	848,515
Road & Rail — 1.3%
Old Dominion Freight Line, Inc. (United States)	2,774	1,185,524
Uber Technologies, Inc. (United States)*	51,368	2,426,111
Union Pacific Corp. (United States)	15,480	3,414,424
		7,026,059
Semiconductors & Semiconductor Equipment — 8.6%
Advanced Micro Devices, Inc. (United States)*	40,867	4,320,459
Broadcom, Inc. (United States)	10,448	9,642,355
Lam Research Corp. (United States)	3,394	2,383,945
NVIDIA Corp. (United States)	62,638	30,914,985
		47,261,744

The accompanying notes are an integral part of these financial statements.

34

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Software — 18.7%
Adobe Systems, Inc. (United States)*	11,642	$6,511,836
Autodesk, Inc. (United States)*	5,416	1,202,027
Cadence Design Systems, Inc. (United States)*	6,918	1,663,364
Crowdstrike Holdings, Inc., Class A (United States)*	6,005	978,995
Datadog, Inc., Class A (United States)*	8,155	786,794
Fortinet, Inc. (United States)*	19,908	1,198,661
Intuit, Inc. (United States)	7,094	3,843,600
Microsoft Corp. (United States)	188,714	61,852,901
Oracle Corp. (United States)	68,512	8,248,160
Palo Alto Networks, Inc. (United States)*	7,740	1,883,142
Salesforce.com, Inc. (United States)*	24,724	5,475,377
ServiceNow, Inc. (United States)*	5,145	3,029,530
Synopsys, Inc. (United States)*	3,851	1,767,185
VMware, Inc., Class A (United States)*	10,902	1,840,040
Workday, Inc., Class A (United States)*	6,593	1,611,989
Zoom Video Communications, Inc., Class A (United States)*	7,543	535,778
Zscaler, Inc. (United States)*	3,669	572,546
		103,001,925
Specialty Retail — 1.5%
Home Depot, Inc., (The) (United States)	25,511	8,426,283
Technology Hardware, Storage & Peripherals — 13.6%
Apple, Inc. (United States)	398,908	74,942,846
Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B (United States)	38,959	3,962,520
Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc. (United States)*	30,468	4,151,265
Total Common Stocks (Cost $375,727,605)		549,037,302

Right — 0.0%
Altaba, Inc. - Escrow Shares (United States)*(b)	8,565	20,813
Total Rights (Cost $2,161)		20,813

The accompanying notes are an integral part of these financial statements.

35

Motley Fool 100 Index ETF

Schedule of Investments (Concluded)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Investment Purchased with Proceeds from Securities Lending Collateral — 2.8%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%	15,466,606	$15,466,606
Total Investment Purchased with Proceeds from Securities Lending Collateral (Cost $15,466,606)		15,466,606

Short-Term Investment — 0.1%
U.S. Bank Money Market Deposit Account, 5.20% (United States)(c)	284,182	284,182
Total Short-Term Investment (Cost $284,182)		284,182

Total Investments (Cost $391,480,554) — 102.8%		564,808,903
Liabilities in Excess of Other Assets — (2.8)%		(15,285,939)
NET ASSETS — 100.0%		$549,522,964
(Applicable to 13,225,000 shares outstanding)

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $15,126,010.

(b)

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by the Adviser, as valuation designee, under the oversight of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2023, these securities amounted to $20,813 or 0.0% of net assets.

(c)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

36

MOTLEY FOOL Small-Cap Growth ETF

Schedule of Investments

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks — 92.4%
Aerospace & Defense — 5.8%
Axon Enterprise, Inc. (United States)*	9,801	$2,086,731
Leonardo DRS, Inc. (United States)(a)*	123,296	2,110,827
		4,197,558
Air Freight & Logistics — 3.1%
GXO Logistics, Inc. (United States)(a)*	35,400	2,264,538
Auto Components — 5.6%
Fox Factory Holding Corp. (United States)(a)*	13,656	1,513,221
Gentex Corp. (United States)	78,448	2,562,112
		4,075,333
Banks — 3.7%
Live Oak Bancshares, Inc. (United States)(a)	83,185	2,690,203
Biotechnology — 4.6%
PTC Therapeutics, Inc. (United States)*	39,000	1,540,500
Ultragenyx Pharmaceutical, Inc. (United States)(a)*	50,117	1,843,804
		3,384,304
Building Products — 1.6%
Trex Co., Inc. (United States)(a)*	15,979	1,140,421
Capital Markets — 2.5%
StoneX Group, Inc. (United States)*	19,476	1,828,407
Chemicals — 0.9%
Perimeter Solutions SA (Luxembourg)(a)*ADR	114,795	678,438
Electronic Equipment, Instruments & Components — 1.0%
IPG Photonics Corp. (United States)*	7,000	758,520
Equity Real Estate Investment Trusts (REITs) — 2.7%
STAG Industrial, Inc. (United States)(a)	53,143	1,941,314
Ground Transportation — 3.0%
RXO, Inc. (United States)(a)*	119,208	2,155,281
Health Care Equipment & Supplies — 13.6%
Globus Medical, Inc., Class A (United States)(a)*	44,198	2,391,112
Inari Medical, Inc. (United States)(a)*	38,674	2,576,462
Mesa Laboratories, Inc. (United States)	7,700	1,103,872
Penumbra, Inc. (United States)(a)*	6,285	1,662,382

The accompanying notes are an integral part of these financial statements.

37

MOTLEY FOOL Small-Cap Growth ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Shockwave Medical, Inc. (United States)*	3,500	$771,365
UFP Technologies, Inc. (United States)(a)*	8,000	1,405,680
		9,910,873
Health Care Providers & Services — 3.1%
HealthEquity, Inc. (United States)(a)*	33,166	2,240,363
Health Care Technology — 2.4%
Certara, Inc. (United States)(a)*	44,555	720,009
Schrodinger, Inc. (United States)(a)*	28,547	1,053,099
		1,773,108
Insurance — 4.8%
Goosehead Insurance, Inc., Class A (United States)(a)*	50,273	3,512,072
Leisure Products — 2.7%
Clarus Corp. (United States)(a)	185,571	1,334,255
Topgolf Callaway Brands Corp. (United States)*	34,654	604,366
		1,938,621
Machinery — 2.6%
John Bean Technologies Corp. (United States)	17,486	1,921,886
Oil, Gas & Consumable Fuels — 2.9%
Northern Oil and Gas, Inc. (United States)(a)	50,207	2,100,159
Personal Care Products — 1.7%
BellRing Brands, Inc. (United States)*	30,000	1,245,000
Real Estate Management & Development — 3.4%
Howard Hughes Holdings, Inc. (United States)*	31,396	2,469,295
Road & Rail — 2.0%
Landstar System, Inc. (United States)	7,760	1,472,926
Software — 15.6%
Alarm.com Holdings, Inc. (United States)*	58,352	3,417,677
Everbridge, Inc. (United States)*	40,546	1,005,946
Paylocity Holding Corp. (United States)*	6,143	1,231,672
Q2 Holdings, Inc. (United States)(a)*	90,656	3,119,473
Smartsheet, Inc., Class A (United States)*	62,351	2,601,907
		11,376,675

The accompanying notes are an integral part of these financial statements.

38

MOTLEY FOOL Small-Cap Growth ETF

Schedule of Investments (Concluded)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Trading Companies & Distributors — 3.1%
Watsco, Inc. (United States)(a)	6,190	$2,256,565
Total Common Stocks (Cost $74,095,767)		67,331,860

Investment Purchased with Proceeds from Securities Lending Collateral —42.5%
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%	30,954,920	30,954,920
Total Investment Purchased with Proceeds from Securities Lending Collateral (Cost $30,954,920)		30,954,920

Short-Term Investment — 9.7%
U.S. Bank Money Market Deposit Account, 5.20% (United States)(b)	7,067,833	7,067,833
Total Short-Term Investment (Cost $7,067,833)		7,067,833

Total Investments (Cost $112,118,520) — 144.6%		105,354,613
Liabilities in Excess of Other Assets — (44.6)%		(32,499,421)
NET ASSETS — 100.0%		$72,855,192
(Applicable to 2,500,000 shares outstanding)

*	Non-income producing security.

ADR — American Depositary Receipt

(a)	All or a portion of the security is on loan. At August 31, 2023, the market value of securities on loan was $30,076,672.

(b)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

39

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks — 99.6%
Air Freight & Logistics — 0.1%
GXO Logistics, Inc. (United States)*	258	$16,504
Beverages — 0.7%
Boston Beer Co., Inc., (The), Class A (United States)*	30	10,963
Monster Beverage Corp. (United States)*	2,660	152,711
		163,674
Biotechnology — 4.2%
Amgen, Inc. (United States)	1,433	367,335
Biogen, Inc. (United States)*	302	80,743
Gilead Sciences, Inc. (United States)	3,269	250,013
Neurocrine Biosciences, Inc. (United States)*	285	31,034
Vertex Pharmaceuticals, Inc. (United States)*	611	212,836
		941,961
Capital Markets — 0.4%
Cboe Global Markets, Inc. (United States)	246	36,829
Nasdaq, Inc. (United States)	1,100	57,728
PJT Partners, Inc., Class A (United States)	74	5,845
		100,402
Chemicals — 1.7%
Balchem Corp. (United States)	74	10,397
Ecolab, Inc. (United States)	683	125,542
RPM International, Inc. (United States)	368	36,704
Sherwin-Williams Co., (The) (United States)	800	217,376
		390,019
Commercial Services & Supplies — 2.0%
Cintas Corp. (United States)	319	160,830
Copart, Inc. (United States)*	2,068	92,708
Rollins, Inc. (United States)	1,246	49,304
Waste Management, Inc. (United States)	958	150,195
		453,037
Communications Equipment — 0.7%
Arista Networks, Inc. (United States)*	731	142,713

The accompanying notes are an integral part of these financial statements.

40

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Communications Equipment (continued)
Ubiquiti, Inc. (United States)	139	$24,329
		167,042
Distributors — 0.2%
LKQ Corp. (United States)	761	39,975
Electronic Equipment, Instruments & Components — 0.2%
Zebra Technologies Corp., Class A (United States)*	135	37,126
Entertainment — 3.2%
Activision Blizzard, Inc. (United States)	1,716	157,855
Electronic Arts, Inc. (United States)	676	81,106
Netflix, Inc. (United States)*	1,074	465,772
World Wrestling Entertainment, Inc., Class A (United States)	182	17,572
		722,305
Food & Staples Retailing — 2.9%
Casey’s General Stores, Inc. (United States)	116	28,352
Costco Wholesale Corp. (United States)	1,130	620,686
		649,038
Food Products — 0.1%
Darling Ingredients, Inc. (United States)*	333	20,566
Ground Transportation — 0.0%
RXO, Inc. (United States)*	289	5,225
Health Care Equipment & Supplies — 2.3%
Globus Medical, Inc., Class A (United States)*	235	12,714
IDEXX Laboratories, Inc. (United States)*	317	162,117
Insulet Corp. (United States)*	161	30,865
Intuitive Surgical, Inc. (United States)*	805	251,707
ResMed, Inc. (United States)	413	65,911
		523,314
Health Care Providers & Services — 6.6%
HCA Healthcare, Inc. (United States)	817	226,554
McKesson Corp. (United States)	319	131,530
UnitedHealth Group, Inc. (United States)	2,352	1,120,916
		1,479,000

The accompanying notes are an integral part of these financial statements.

41

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Health Care Technology — 0.4%
Veeva Systems, Inc., Class A (United States)*	395	$82,437
Household Durables — 0.3%
Meritage Homes Corp. (United States)	86	11,957
NVR, Inc. (United States)*	8	51,019
		62,976
Industrial Conglomerates — 0.6%
3M Co. (United States)	1,207	128,751
Interactive Media & Services — 10.6%
Alphabet, Inc., Class C (United States)*	8,706	1,195,769
Meta Platforms, Inc., Class A (United States)*	3,844	1,137,401
Pinterest, Inc., Class A (United States)*	1,777	48,850
		2,382,020
Internet & Direct Marketing Retail — 5.6%
Amazon.com, Inc. (United States)*	8,608	1,187,990
eBay, Inc. (United States)	1,351	60,498
Etsy, Inc. (United States)*	321	23,616
		1,272,104
IT Services — 11.5%
Cognizant Technology Solutions Corp., Class A (United States)	1,424	101,973
EPAM Systems, Inc. (United States)*	141	36,518
Gartner, Inc. (United States)*	243	84,972
GoDaddy, Inc., Class A (United States)*	436	31,614
Jack Henry & Associates, Inc. (United States)	183	28,691
Mastercard, Inc., Class A (United States)	2,753	1,135,998
Visa, Inc., Class A (United States)	4,712	1,157,644
		2,577,410
Machinery — 0.3%
Cummins, Inc. (United States)	301	69,242
Tennant Co. (United States)	45	3,709
		72,951
Media — 0.5%
New York Times Co., (The), Class A (United States)	383	16,955

The accompanying notes are an integral part of these financial statements.

42

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Media (continued)
Trade Desk, Inc., (The) Class A (United States)*	1,116	$89,313
		106,268
Pharmaceuticals — 4.8%
Johnson & Johnson (United States)	6,618	1,069,998
Professional Services — 0.0%
TaskUS, Inc., Class A (United States)*	217	2,148
Upwork, Inc. (United States)*	276	4,088
		6,236
Road & Rail — 2.0%
Old Dominion Freight Line, Inc. (United States)	303	129,493
Union Pacific Corp. (United States)	1,430	315,415
		444,908
Semiconductors & Semiconductor Equipment — 5.5%
Broadcom, Inc. (United States)	1,007	929,350
Cirrus Logic, Inc. (United States)*	137	11,239
Impinj, Inc. (United States)*	64	4,260
Lam Research Corp. (United States)	378	265,507
Universal Display Corp. (United States)	108	17,556
		1,227,912
Software — 20.1%
Adobe Systems, Inc. (United States)*	1,485	830,620
Alteryx, Inc., Class A (United States)*	165	4,871
Appfolio, Inc., Class A (United States)*	78	15,036
Autodesk, Inc. (United States)*	715	158,687
Box, Inc., Class A (United States)*	345	9,136
Cadence Design Systems, Inc. (United States)*	801	192,592
Fair Isaac Corp. (United States)*	85	76,890
Fortinet, Inc. (United States)*	2,431	146,371
HubSpot, Inc. (United States)*	132	72,141
Microsoft Corp. (United States)	3,156	1,034,411
Nutanix, Inc., Class A (United States)*	659	20,495
Oracle Corp. (United States)	7,029	846,221
Palo Alto Networks, Inc. (United States)*	728	177,122
Pegasystems, Inc. (United States)	193	9,584

The accompanying notes are an integral part of these financial statements.

43

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Software (continued)
ServiceNow, Inc. (United States)*	616	$362,720
Synopsys, Inc. (United States)*	452	207,419
VMware, Inc., Class A (United States)*	1,032	174,182
Workday, Inc., Class A (United States)*	713	174,330
		4,512,828
Specialty Retail — 5.2%
Camping World Holdings, Inc., Class A (United States)	99	2,448
Chewy, Inc., Class A (United States)*	991	23,764
Home Depot, Inc., (The) (United States)	3,206	1,058,942
Ulta Beauty, Inc. (United States)*	139	57,689
Williams-Sonoma, Inc. (United States)	165	23,298
Winmark Corp. (United States)	20	7,611
		1,173,752
Technology Hardware, Storage & Peripherals — 5.0%
Apple, Inc. (United States)	5,841	1,097,349
Pure Storage, Inc. (United States)*	752	27,516
		1,124,865
Textiles, Apparel & Luxury Goods — 1.7%
NIKE, Inc., Class B (United States)	3,676	373,886
Under Armour, Inc., Class A (United States)*	1,222	9,336
		383,222
Thrifts & Mortgage Finance — 0.0%
Walker & Dunlop, Inc. (United States)	65	5,547
Trading Companies & Distributors — 0.2%
Watsco, Inc. (United States)	107	39,007
Total Common Stocks (Cost $19,387,528)		22,382,380

The accompanying notes are an integral part of these financial statements.

44

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments (Concluded)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Short-Term Investment — 0.3%
U.S. Bank Money Market Deposit Account, 5.20% (United States)(a)	65,956	$65,956
Total Short-Term Investment (Cost $65,956)		65,956

Total Investments (Cost $19,453,484) — 99.9%		22,448,336
Other Assets in Excess of Liabilities — 0.1%		12,136
NET ASSETS — 100.0%		$22,460,472
(Applicable to 1,175,000 shares outstanding)

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

45

MOTLEY FOOL next index ETF

Schedule of Investments

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks — 99.9%
Aerospace & Defense — 3.5%
AeroVironment, Inc. (United States)*	469	$45,507
Axon Enterprise, Inc. (United States)*	1,382	294,242
HEICO Corp. (United States)	2,253	380,104
Textron, Inc. (United States)	3,773	293,200
		1,013,053
Air Freight & Logistics — 0.5%
GXO Logistics, Inc. (United States)*	2,224	142,269
Airlines — 0.5%
Alaska Air Group, Inc. (United States)*	2,392	100,392
Hawaiian Holdings, Inc. (United States)*	888	7,619
JetBlue Airways Corp. (United States)*	6,135	36,319
		144,330
Auto Components — 0.6%
BorgWarner, Inc. (United States)	4,384	178,648
Automobile Components — 0.1%
Phinia, Inc. (United States)*	877	24,381
Banks — 0.5%
Axos Financial, Inc. (United States)*	1,105	47,614
Western Alliance Bancorp (United States)	2,031	101,570
		149,184
Beverages — 1.2%
Boston Beer Co., Inc., (The), Class A (United States)*	227	82,953
Celsius Holdings, Inc. (United States)*	1,436	281,513
		364,466
Biotechnology — 5.4%
2seventy bio, Inc. (United States)*	939	4,873
Alnylam Pharmaceuticals, Inc. (United States)*	2,329	460,723
AnaptysBio, Inc. (United States)*	521	10,253
BioMarin Pharmaceutical, Inc. (United States)*	3,511	320,835
Bluebird Bio, Inc. (United States)*	1,991	7,506
Editas Medicine, Inc. (United States)*	1,457	12,982
Emergent BioSolutions, Inc. (United States)*	916	4,296
Exact Sciences Corp. (United States)*	3,376	282,470

The accompanying notes are an integral part of these financial statements.

46

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Biotechnology (continued)
Exelixis, Inc. (United States)*	6,092	$136,400
Ionis Pharmaceuticals, Inc. (United States)*	2,676	107,763
Mirati Therapeutics, Inc. (United States)*	1,088	40,474
Neurocrine Biosciences, Inc. (United States)*	1,825	198,724
		1,587,299
Building Products — 0.5%
Trex Co., Inc. (United States)*	2,035	145,238
Capital Markets — 5.9%
Affiliated Managers Group, Inc. (United States)	675	90,457
Cboe Global Markets, Inc. (United States)	1,975	295,677
FactSet Research Systems, Inc. (United States)	717	312,906
Interactive Brokers Group, Inc., Class A (United States)	1,926	175,420
Jefferies Financial Group, Inc. (United States)	4,329	154,502
MarketAxess Holdings, Inc. (United States)	704	169,615
Nasdaq, Inc. (United States)	9,181	481,819
PJT Partners, Inc., Class A (United States)	463	36,572
		1,716,968
Chemicals — 1.1%
Balchem Corp. (United States)	602	84,581
RPM International, Inc. (United States)	2,411	240,473
		325,054
Commercial Services & Supplies — 1.3%
Rollins, Inc. (United States)	9,219	364,796
Communications Equipment — 0.7%
Ubiquiti, Inc. (United States)	1,130	197,784
Construction & Engineering — 0.6%
MasTec, Inc. (United States)*	1,449	144,161
NV5 Global, Inc. (United States)*	290	29,516
		173,677
Consumer Finance — 0.2%
Upstart Holdings, Inc. (United States)*	1,547	49,767

The accompanying notes are an integral part of these financial statements.

47

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Distributors — 0.9%
LKQ Corp. (United States)	5,000	$262,650
Diversified Consumer Services — 0.5%
2U, Inc. (United States)*	1,303	4,131
Chegg, Inc. (United States)*	2,300	23,483
Duolingo, Inc. (United States)*	767	112,872
		140,486
Diversified Telecommunication Services — 0.0%
Bandwidth, Inc., Class A (United States)*	444	6,380
Electronic Equipment, Instruments & Components — 4.3%
Cognex Corp. (United States)	3,229	152,021
Coherent Corp. (United States)*	2,607	98,101
Corning, Inc. (United States)	15,905	522,002
IPG Photonics Corp. (United States)*	885	95,899
Littelfuse, Inc. (United States)	464	123,925
Zebra Technologies Corp., Class A (United States)*	962	264,560
		1,256,508
Energy Equipment & Services — 0.1%
Oceaneering International, Inc. (United States)*	1,843	42,002
Entertainment — 4.0%
Live Nation Entertainment, Inc. (United States)*	4,300	363,479
Roku, Inc. (United States)*	2,634	213,881
Skillz, Inc. (United States)*	359	2,940
Take-Two Interactive Software, Inc. (United States)*	3,168	450,490
World Wrestling Entertainment, Inc., Class A (United States)	1,394	134,591
		1,165,381
Equity Real Estate Investment Trusts (REITs) — 0.5%
Retail Opportunity Investments Corp. (United States)	2,289	30,810
STAG Industrial, Inc. (United States)	3,355	122,558
		153,368
Food & Staples Retailing — 0.6%
Casey’s General Stores, Inc. (United States)	697	170,354

The accompanying notes are an integral part of these financial statements.

48

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Food Products — 2.3%
Beyond Meat, Inc. (United States)*	1,173	$13,841
Darling Ingredients, Inc. (United States)*	2,985	184,354
Freshpet, Inc. (United States)*	899	67,883
McCormick & Co., Inc. (United States)	5,014	411,549
		677,627
Ground Transportation — 0.1%
RXO, Inc. (United States)*	2,187	39,541
Health Care Equipment & Supplies — 3.1%
Globus Medical, Inc., Class A (United States)*	1,877	101,546
Inari Medical, Inc. (United States)*	1,068	71,150
Insulet Corp. (United States)*	1,304	249,990
Masimo Corp. (United States)*	987	112,794
NuVasive, Inc. (United States)*	961	38,200
QuidelOrtho Corp. (United States)*	1,247	102,703
Shockwave Medical, Inc. (United States)*	685	150,967
STAAR Surgical Co. (United States)*	888	38,504
TransMedics Group, Inc. (United States)*	608	39,903
		905,757
Health Care Providers & Services — 1.7%
Fulgent Genetics, Inc. (United States)*	557	18,247
Guardant Health, Inc. (United States)*	2,191	85,624
HealthEquity, Inc. (United States)*	1,599	108,012
Quest Diagnostics, Inc. (United States)	2,095	275,493
		487,376
Health Care Technology — 0.7%
Doximity, Inc., Class A (United States)*	3,643	86,849
GoodRx Holdings, Inc., Class A (United States)*	7,265	47,440
Teladoc, Inc. (United States)*	3,062	69,324
		203,613
Hotels, Restaurants & Leisure — 2.6%
Dave & Buster’s Entertainment, Inc. (United States)*	802	31,495
Hyatt Hotels Corp., Class A (United States)	1,976	222,122
Planet Fitness, Inc., Class A (United States)*	1,589	96,611
Sweetgreen, Inc., Class A (United States)*	2,017	28,964

The accompanying notes are an integral part of these financial statements.

49

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Texas Roadhouse, Inc. (United States)	1,253	$130,437
Vail Resorts, Inc. (United States)	721	163,177
Wingstop, Inc. (United States)	560	89,958
		762,764
Household Durables — 1.9%
Dream Finders Homes, Inc., Class A (United States)*	1,702	49,052
iRobot Corp. (United States)*	506	19,678
Meritage Homes Corp. (United States)	687	95,520
NVR, Inc. (United States)*	61	389,017
		553,267
Household Products — 0.2%
Spectrum Brands Holdings, Inc. (United States)	767	63,791
Insurance — 2.1%
Kinsale Capital Group, Inc. (United States)	433	172,607
Lemonade, Inc. (United States)*	1,268	17,448
Markel Corp. (United States)*	249	368,251
Safety Insurance Group, Inc. (United States)	274	18,870
Trupanion, Inc. (United States)*	750	22,298
		599,474
Interactive Media & Services — 2.2%
Bumble, Inc., Class A (United States)*	2,574	43,192
Match Group, Inc. (United States)*	5,209	244,146
Pinterest, Inc., Class A (United States)*	12,793	351,680
		639,018
Internet & Direct Marketing Retail — 1.1%
Etsy, Inc. (United States)*	2,307	169,726
Wayfair, Inc., Class A (United States)*	2,100	145,131
		314,857
IT Services — 10.3%
Broadridge Financial Solutions, Inc. (United States)	2,207	410,965
DigitalOcean Holdings, Inc. (United States)*	1,660	44,903
EPAM Systems, Inc. (United States)*	1,083	280,486
Euronet Worldwide, Inc. (United States)*	928	81,070

The accompanying notes are an integral part of these financial statements.

50

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
IT Services (continued)
Fastly, Inc., Class A (United States)*	2,372	$56,430
Gartner, Inc. (United States)*	1,479	517,177
GoDaddy, Inc., Class A (United States)*	2,884	209,119
Jack Henry & Associates, Inc. (United States)	1,363	213,691
Marqeta, Inc., Class A (United States)*	10,114	62,201
MongoDB, Inc. (United States)*	1,320	503,316
Okta, Inc. (United States)*	3,037	253,620
Twilio, Inc., Class A (United States)*	3,441	219,226
WEX, Inc. (United States)*	801	157,140
		3,009,344
Leisure Products — 0.8%
Hasbro, Inc. (United States)	2,592	186,624
Peloton Interactive, Inc., Class A (United States)*	6,629	42,293
		228,917
Life Sciences Tools & Services — 0.6%
Repligen Corp. (United States)*	1,041	181,040
Machinery — 3.1%
Chart Industries, Inc. (United States)*	785	141,755
Middleby Corp., (The) (United States)*	1,001	145,736
Proto Labs, Inc. (United States)*	471	13,895
Tennant Co. (United States)	344	28,356
Toro Co., (The) (United States)	1,943	198,808
Westinghouse Air Brake Technologies Corp. (United States)	3,365	378,630
		907,180
Media — 0.5%
Boston Omaha Corp., Class A (United States)*	586	10,360
New York Times Co., (The), Class A (United States)	3,081	136,396
PubMatic, Inc., Class A (United States)*	962	13,372
		160,128
Oil, Gas & Consumable Fuels — 0.1%
Clean Energy Fuels Corp. (United States)*	4,078	17,372
Vitesse Energy, Inc. (United States)	497	11,550
		28,922

The accompanying notes are an integral part of these financial statements.

51

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Pharmaceuticals — 0.8%
Viatris, Inc. (United States)	22,432	$241,144
Professional Services — 0.7%
Robert Half International, Inc. (United States)	1,983	146,663
TaskUS, Inc., Class A (United States)*	1,789	17,711
Upwork, Inc. (United States)*	2,411	35,707
		200,081
Real Estate Management & Development — 0.8%
Redfin Corp. (United States)*	2,072	19,725
Zillow Group, Inc., Class C (United States)*	4,355	227,157
		246,882
Road & Rail — 1.2%
U-Haul Holding Co. (United States)	3,376	192,331
XPO Logistics, Inc. (United States)*	2,167	161,723
		354,054
Semiconductors & Semiconductor Equipment — 4.7%
Cirrus Logic, Inc. (United States)*	1,013	83,107
Enphase Energy, Inc. (United States)*	2,562	324,170
First Solar, Inc. (United States)*	1,998	377,862
Impinj, Inc. (United States)*	499	33,218
Silicon Laboratories, Inc. (United States)*	598	80,646
Skyworks Solutions, Inc. (United States)	2,977	323,719
Universal Display Corp. (United States)	886	144,028
		1,366,750
Software — 14.9%
Alarm.com Holdings, Inc. (United States)*	932	54,587
Alteryx, Inc., Class A (United States)*	1,318	38,907
Appfolio, Inc., Class A (United States)*	664	127,999
Appian Corp., Class A (United States)*	1,365	66,476
Asana, Inc., Class A (United States)*	4,057	87,185
Blackbaud, Inc. (United States)*	982	74,740
Blackline, Inc. (United States)*	1,131	67,928
Box, Inc., Class A (United States)*	2,710	71,761
Braze, Inc., Class A (United States)*	1,825	84,425

The accompanying notes are an integral part of these financial statements.

52

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Software (continued)
Confluent, Inc., Class A (United States)*	5,540	$183,319
DocuSign, Inc. (United States)*	3,785	190,386
Fair Isaac Corp. (United States)*	467	422,444
Five9, Inc. (United States)*	1,332	96,397
HubSpot, Inc. (United States)*	928	507,171
LivePerson, Inc. (United States)*	1,385	5,817
New Relic, Inc. (United States)*	1,313	111,749
Nutanix, Inc., Class A (United States)*	4,411	137,182
PagerDuty, Inc. (United States)*	1,724	44,410
Paycom Software, Inc. (United States)	1,082	319,017
Pegasystems, Inc. (United States)	1,552	77,072
Q2 Holdings, Inc. (United States)*	1,089	37,472
Splunk, Inc. (United States)*	3,098	375,663
Sprout Social, Inc., Class A (United States)*	1,036	55,467
SS&C Technologies Holdings, Inc. (United States)	4,661	267,635
Tyler Technologies, Inc. (United States)*	784	312,369
UiPath, Inc., Class A (United States)*	10,499	165,989
Unity Software, Inc. (United States)*	7,084	262,604
Varonis Systems, Inc. (United States)*	2,052	65,520
Zuora, Inc., Class A (United States)*	2,568	23,394
		4,335,085
Specialty Retail — 6.7%
Camping World Holdings, Inc., Class A (United States)	831	20,551
CarMax, Inc. (United States)*	2,960	241,773
Chewy, Inc., Class A (United States)*	7,996	191,744
Designer Brands, Inc., Class A (United States)	1,171	12,307
Five Below, Inc. (United States)*	1,041	179,010
GameStop Corp., Class A (United States)*	5,696	105,661
RH (United States)*	409	149,363
Sleep Number Corp. (United States)*	389	9,951
Stitch Fix, Inc., Class A (United States)*	1,891	8,301
Tractor Supply Co. (United States)	2,050	447,925
Ulta Beauty, Inc. (United States)*	931	386,393
Williams-Sonoma, Inc. (United States)	1,203	169,864
Winmark Corp. (United States)	66	25,115
		1,947,958

The accompanying notes are an integral part of these financial statements.

53

MOTLEY FOOL next index ETF

Schedule of Investments (Concluded)

AUGUST 31, 2023

	Number of Shares	Value (Note 1)

Common Stocks (continued)
Technology Hardware, Storage & Peripherals — 0.7%
Pure Storage, Inc., Class A (United States)*	5,754	$210,539
Textiles, Apparel & Luxury Goods — 0.9%
Carter’s, Inc. (United States)	705	50,457
Skechers USA, Inc., Class A (United States)*	2,894	145,597
Under Armour, Inc., Class (United States)*	7,985	61,005
		257,059
Thrifts & Mortgage Finance — 0.2%
Walker & Dunlop, Inc. (United States)	623	53,167
Trading Companies & Distributors — 1.4%
Watsco, Inc. (United States)	680	247,894
WESCO International, Inc. (United States)	959	155,214
		403,108
Total Common Stocks (Cost $32,605,678)		29,152,486

Short-Term Investment — 0.0%
U.S. Bank Money Market Deposit Account, 5.20% (United States)(a)	12,142	12,142
Total Short-Term Investment (Cost $12,142)		12,142

Total Investments (Cost $32,617,820) — 99.9%		29,164,628
Other Assets in Excess of Liabilities — 0.1%		17,923
NET ASSETS — 100.0%		$29,182,551
(Applicable to 1,850,000 shares outstanding)

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

54

Motley Fool ETFs

Statements of Assets and Liabilities

AUGUST 31, 2023

	Motley Fool Global Opportunities ETF	Motley Fool Mid-Cap Growth ETF	Motley Fool 100 Index ETF	Motley Fool Small-Cap Growth ETF
ASSETS
Investments in securities of unaffiliated issuers, at value (cost $228,541,128, $108,732,548, $375,729,766 and $74,095,767 respectively)^	$416,585,164	$192,334,066	$549,058,115	$67,331,860
Investments purchased with proceeds from securities lending collateral (cost $39,874,840, $25,256,724, $15,466,606 and $30,954,920 respectively)	39,874,840	25,256,724	15,466,606	30,954,920
Short-term investments, at value (cost $11,407,238, $1,999,916, $284,182, and $7,067,833, respectively)	11,407,238	1,999,916	284,182	7,067,833
Foreign currency, at value (cost $14,498, $0, $0, and $0 respectively)	14,488	—	—	—
Receivables for:
Dividends and tax reclaims	1,081,916	151,143	457,978	44,140
Investments sold	2,992,985	—	—	—
Capital shares sold	—	—	2,077,590	—
Total assets	471,956,631	219,741,849	567,344,471	105,398,753

LIABILITIES
Payables for:
Securities lending collateral (see Note 7)	39,874,840	25,256,724	15,466,606	30,954,920
Shares of beneficial interest redeemed	1,367,670	—	—	—
Investments purchased	441,857	—	2,127,680	1,536,368
Advisory fees	306,280	139,388	227,221	52,273
Total liabilities	41,990,647	25,396,112	17,821,507	32,543,561
Net assets	$429,965,984	$194,345,737	$549,522,964	$72,855,192

NET ASSETS CONSIST OF:
Par value	$15,719	$7,893	$13,225	$2,500
Paid-in capital	241,282,226	107,642,900	388,414,228	85,268,256
Total distributable earnings/(losses)	188,668,039	86,694,944	161,095,511	(12,415,564)
Net assets	$429,965,984	$194,345,737	$549,522,964	$72,855,192

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	15,718,873	7,892,511	13,225,000	2,500,000
Net asset value, price per share	$27.35	$24.62	$41.55	$29.14
^ Includes market value of securities on loan	$39,407,010	$24,600,703	$15,126,010	$30,076,672

The accompanying notes are an integral part of these financial statements.

55

Motley Fool ETFs

Statements of Assets and Liabilities (concluded)

AUGUST 31, 2023

	Motley Fool Capital Efficiency 100 Index ETF	Motley Fool Next Index ETF
ASSETS
Investments in securities of unaffiliated issurers, at value (cost $19,387,528 and $32,605,678 respectively)	$22,382,380	$29,152,486
Short-term investments, at value (cost $65,956 and $12,142 respectively)	65,956	12,142
Receivables for:
Dividends and tax reclaims	29,579	20,581
Investments sold	—	9,764
Total assets	22,477,915	29,194,973

LIABILITIES
Payables for:
Advisory fees	9,356	12,422
Investments purchased	8,087	—
Total liabilities	17,443	12,422
Net assets	$22,460,472	$29,182,551

NET ASSETS CONSIST OF:
Par value	$1,175	$1,850
Paid-in capital	20,604,202	34,377,927
Total distributable earnings/(losses)	1,855,095	(5,197,226)
Net assets	$22,460,472	$29,182,551

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,175,000	1,850,000
Net asset value, price per share	19.12	15.77

The accompanying notes are an integral part of these financial statements.

56

Motley Fool ETFs

Statements of Operations

FOR THE YEAR ENDED AUGUST 31, 2023

	Motley Fool Global Opportunities ETF	Motley Fool Mid-Cap Growth ETF	Motley Fool 100 Index ETF	Motley Fool Small-Cap Growth ETF
INVESTMENT INCOME
Dividends	$5,686,810	$2,158,287	$3,605,313	$662,934
Less foreign taxes withheld	(359,120)	—	—	—
Securities lending income	76,094	56,759	64,188	37,987
Total investment income	5,403,784	2,215,046	3,669,501	700,921

EXPENSES
Advisory fees (Note 3)	3,520,595	1,645,190	2,120,500	598,691
Total expenses	3,520,595	1,645,190	2,120,500	598,691
Net investment income/(loss)	1,883,189	569,856	1,549,001	102,230

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	1,161,332	3,121,031	(2,719,870)	(4,267,365)
Foreign currency transactions	10,936	—	—	—
Redemption in-kind	19,636,237	14,039,117	13,487,270	824,434
Net change in unrealized appreciation/(depreciation) on:
Investments	21,245,844	(2,432,722)	78,108,704	13,349,768
Foreign currency translation	68,499	—	—	—
Net realized and unrealized gain/(loss)	42,122,848	14,727,426	88,876,104	9,906,837
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,006,037	$15,297,282	$90,425,105	$10,009,067

The accompanying notes are an integral part of these financial statements.

57

Motley Fool ETFs

Statements of Operations (CONCLUDED)

FOR THE YEAR ENDED AUGUST 31, 2023

	Motley Fool Capital Efficiency 100 Index ETF	Motley Fool NEXT INDEX ETF
INVESTMENT INCOME
Dividends	$208,559	$193,595
Total investment income	208,559	193,595

EXPENSES
Advisory fees (Note 3)	100,946	149,524
Total expenses	100,946	149,524
Net investment income/(loss)	107,613	44,071

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(920,990)	(1,533,014)
Redemption in-kind	393,392	170,134
Net change in unrealized appreciation on:
Investments	4,912,480	2,748,952
Net realized and unrealized gain/(loss)	4,384,882	1,386,072
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,492,495	$1,430,143

The accompanying notes are an integral part of these financial statements.

58

MOTLEY FOOL Global Opportunities ETF
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022
OPERATIONS
Net investment income/(loss)	$1,883,189	$14,163,531
Net realized gain/(loss) from investments and foreign currency transactions	20,808,505	28,994,058
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation and assets and liabilities denominated in foreign currencies	21,314,343	(227,722,486)
Net increase/(decrease) in net assets resulting from operations	44,006,037	(184,564,897)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	—	(35,341,409)
Institutional Shares	(2,705,256)	(12,707,670)
Total dividends and distributions to shareholders	(2,705,256)	(48,049,079)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	—	6,643,104
Reinvestment of dividends	—	34,321,026
Share redeemed	—	(21,570,991)
Shares redeemed from exchange to Institutional Class(1)	—	(458,343,422)
Total from Investor Shares	—	(438,950,283)
Institutional Shares
Proceeds from shares sold	1,935,173	6,411,019
Proceeds from institutional Class exchange(1)	—	458,343,422
Reinvestment of dividends	—	12,058,120
Shares redeemed	(46,922,013)	(73,170,311)
Total from Institutional Shares	(44,986,840)	403,642,250
Net increase/(decrease) in net assets from capital share transactions	(44,986,840)	(35,308,033)
Total INCREASE/(DECREASE) in net assets	(3,686,059)	(267,922,009)
NET ASSETS:
Beginning of period	$433,652,043	$701,574,052
End of period	$429,965,984	$433,652,043

(1)	Effective December 3, 2021, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of these financial statements.

59

MOTLEY FOOL Global Opportunities ETF
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022
SHARES TRANSACTIONS:
INVESTOR SHARES
Shares sold	—	187,055
Shares reinvested	—	1,111,072
Shares redeemed	—	(612,521)
Shares exchanged into Institutional Class(1)	—	(14,816,530)
Net increase/(decrease) in shares outstanding	—	(14,130,924)

INSTITUTIONAL SHARES
Shares sold	75,000	179,722
Shares reinvested	—	14,718,418
Shares redeemed	(1,875,000)	387,721
Shares exchanged into Institutional Class(1)	—	(2,668,501)
Net increase/(decrease) in shares outstanding	(1,800,000)	12,617,360

(1)	Effective December 3, 2021, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of these financial statements.

60

MOTLEY FOOL Mid-Cap Growth ETF
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022
OPERATIONS
Net investment income/(loss)	$569,856	$(660,888)
Net realized gain/(loss) from investments and foreign currency transactions	17,160,148	16,762,592
Net change in unrealized appreciation/(depreciation) on investments, and assets and liabilities denominated in foreign currencies	(2,432,722)	(100,048,288)
Net increase/(decrease) in net assets resulting from operations	15,297,282	(83,946,584)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	—	(3,423,164)
Institutional Shares	—	(17,390,769)
Total dividends and distributions to shareholders	—	(20,813,933)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	—	3,029,266
Reinvestment of dividends	—	16,920,328
Shares redeemed	—	(10,054,968)
Shares redeemed from exchange to Institutional Class(1)	—	(250,730,153)
Total from Investor Shares	—	(240,835,527)
Institutional Shares
Proceeds from shares sold	—	1,532,940
Proceeds from Institutional Class exchange(1)	—	250,730,153
Reinvestment of dividends	—	3,235,692
Shares redeemed	(29,995,560)	(32,143,643)
Total from Institutional Shares	(29,995,560)	223,355,142
Net decrease in net assets from capital share transactions	(29,995,560)	(17,480,385)
Total decrease in net assets	(14,698,278)	(122,240,902)
NET ASSETS:
Beginning of period	$209,044,015	$331,284,917
End of period	$194,345,737	$209,044,015

(1)	Effective December 3, 2021, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of these financial statements.

61

MOTLEY FOOL Mid-Cap Growth ETF
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022
SHARES TRANSACTIONS:
INVESTOR SHARES
Shares sold	—	95,439
Shares reinvested	—	601,505
Shares redeemed	—	(316,334)
Shares exchanged into Institutional Class(1)	—	(8,829,770)
Net increase/(decrease) in shares outstanding	—	(8,449,160)

INSTITUTIONAL SHARES
Shares sold	—	47,461
Shares reinvested	—	113,334
Shares redeemed	(1,325,000)	(1,283,081)
Shares exchanged into Institutional Class(1)	—	8,699,588
Net increase/(decrease) in shares outstanding	(1,325,000)	7,577,302

(1)	Effective December 3, 2021, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of these financial statements.

62

Motley Fool 100 Index ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022
OPERATIONS:
Net investment income/(loss)	$1,549,001	$980,905
Net realized gain/(loss) from investments	10,767,400	12,165,022
Net change in unrealized appreciation/(depreciation) on investments	78,108,704	(120,161,259)
Net increase/(decrease) in net assets resulting from operations	90,425,105	(107,015,332)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(1,701,998)	(1,325,790)
Net decrease in net assets from dividends and distributions to shareholders	(1,701,998)	(1,325,790)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	76,561,270	41,513,113
Shares redeemed	(33,030,150)	(43,914,753)
Net increase/(decrease) in net assets from capital share transactions	43,531,120	(2,401,640)
Total increase/(decrease) in net assets	132,254,227	(110,742,762)

NET ASSETS:
Beginning of period	417,268,737	528,011,499
End of period	$549,522,964	$417,268,737

SHARES TRANSACTIONS:
Shares sold	1,950,000	975,000
Shares redeemed	(1,000,000)	(1,225,000)
Net increase/(decrease) in shares outstanding	950,000	(250,000)

The accompanying notes are an integral part of these financial statements.

63

Motley Fool Small-Cap Growth ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED AUGUST 31, 2022
OPERATIONS:
Net investment income/(loss)	$102,230	$(571,366)
Net realized gain/(loss) from investments	(3,442,931)	12,159,631
Net change in unrealized appreciation/(depreciation) on investments	13,349,768	(70,725,754)
Net increase/(decrease) in net assets resulting from operations	10,009,067	(59,137,489)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(227,522)	(3,829,540)
Net decrease in net assets from dividends and distributions to shareholders	(227,522)	(3,829,540)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	691,953	2,045,968
Shares redeemed	(15,668,161)	(50,410,673)
Net increase/(decrease) in net assets from capital share transactions	(14,976,208)	(48,364,705)
Total INCREASE/(DECREASE) in net assets	(5,194,663)	(111,331,734)

NET ASSETS:
Beginning of period	78,049,855	189,381,589
End of period	$72,855,192	$78,049,855

SHARES TRANSACTIONS:
Shares sold	25,000	50,000
Shares redeemed	(625,000)	(1,600,000)
Net increase/(decrease) in shares outstanding	(600,000)	(1,550,000)

The accompanying notes are an integral part of these financial statements.

64

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE YEAR ENDED august 31, 2022*
OPERATIONS:
Net investment income/(loss)	$107,613	$42,783
Net realized gain/(loss) from investments	(527,598)	(369,769)
Net change in unrealized appreciation/(depreciation) on investments	4,912,480	(1,917,628)
Net increase/(decrease) in net assets resulting from operations	4,492,495	(2,244,614)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(76,457)	—
Net decrease in net assets from dividends and distributions to shareholders	(76,457)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	474,105	24,197,108
Shares redeemed	(3,183,860)	(1,198,305)
Net increase/(decrease) in net assets from capital share transactions	(2,709,755)	22,998,803
Total INCREASE/(DECREASE) in net assets	1,706,283	20,754,189

NET ASSETS:
Beginning of period	20,754,189	—
End of period	$22,460,472	$20,754,189

SHARES TRANSACTIONS:
Shares sold	25,000	1,425,000
Shares redeemed	(200,000)	(75,000)
Net increase/(decrease) in shares outstanding	(175,000)	1,350,000

*	Inception date of the Fund was December 30, 2021.

The accompanying notes are an integral part of these financial statements.

65

MOTLEY FOOL NEXT INDEX ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2023	FOR THE PERIOD ENDED august 31, 2022*
OPERATIONS:
Net investment income/(loss)	$44,071	$50,952
Net realized gain/(loss) from investments	(1,362,880)	(268,811)
Net change in unrealized appreciation/(depreciation) on investments	2,748,952	(6,202,144)
Net increase/(decrease) in net assets resulting from operations	1,430,143	(6,420,003)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(64,299)	—
Net decrease in net assets from dividends and distributions to shareholders	(64,299)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	39,453,233
Shares redeemed	(4,861,270)	(355,253)
Net increase/(decrease) in net assets from capital share transactions	(4,861,270)	39,097,980
Total increase/(decrease) in net assets	(3,495,426)	32,677,977

NET ASSETS:
Beginning of period	32,677,977	—
End of period	$29,182,551	$32,677,977

SHARES TRANSACTIONS:
Shares sold	—	2,200,000
Shares redeemed	(325,000)	(25,000)
Net increase/(decrease) in shares outstanding	(325,000)	2,175,000

*	Inception date of the Fund was December 30, 2021.

The accompanying notes are an integral part of these financial statements.

66

MOTLEY FOOL Global Opportunities ETF
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$24.75	$37.03	$30.17	$25.09	$25.97
Net investment income/(loss)(1)	0.11	0.30	(0.05)	— *	0.05
Net realized and unrealized gain/(loss) from investments	2.65	(10.00)	9.03	6.21	0.80
Net increase/(decrease) in net assets resulting from operations	2.76	(9.70)	8.98	6.21	0.85
Dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.77)	—	(0.04)	—
Net realized capital gains	(0.10)	(1.81)	(2.12)	(1.09)	(1.73)
Total dividends and distributions to shareholders	(0.16)	(2.58)	(2.12)	(1.13)	(1.73)
Redemption and small-balance account fees	—	—	—	—	—
Net asset value, end of period	$27.35	$24.75	$37.03	$30.17	$25.09
Market price, end of period	$27.32	$24.74	$—	$—	$—
Total investment return/(loss) on net asset value(2)	11.24%	(27.61)%	30.86%	25.64%	4.94%
Total investment return/(loss) on market price(3)	11.19%	(27.65)%	—%	—%	—%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$429,966	$433,652	$181,509	$122,406	$92,760
Ratio of expenses to average net assets	0.85%	0.87%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.85%	0.88%	0.98%	1.00%	0.99%
Ratio of net investment income/(loss) to average net assets	0.45%	1.08%	(0.16)%	(0.01)%	0.19%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.45%	1.07%	(0.19)%	(0.06)%	0.15%
Portfolio turnover rate	4%	14%	12%	10%	11%

*	Amount represents less than $0.005 per share.

(1)	Per share data calculated using average shares outstanding method.

(2)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

The accompanying notes are an integral part of these financial statements.

67

MOTLEY FOOL Mid-Cap Growth ETF
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$22.68	$33.20	$29.79	$24.48	$27.50
Net investment income/(loss)(1)	0.07	(0.04)	(0.09)	(0.02)	0.02
Net realized and unrealized gain/(loss) from investments	1.87	(8.38)	6.90	6.79	(1.88)
Net increase/(decrease) in net assets resulting from operations	1.94	(8.42)	6.81	6.77	(1.86)
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	—	(2.10)	(3.40)	(1.46)	(1.16)
Total dividends and distributions to shareholders	—	(2.10)	(3.40)	(1.46)	(1.16)
Net asset value, end of period	$24.62	$22.68	$33.20	$29.79	$24.48
Market price, end of period	$24.58	$22.62	$—	$—	$—
Total investment return/(loss) on net asset value(2)	8.58%	(26.66)%	24.38%	28.77%	(5.97)%
Total investment return/(loss) on market price(3)	8.65%	(26.84)%	—%	—%	—%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$194,346	$209,044	$54,460	$39,488	$29,205
Ratio of expenses to average net assets	0.85%	0.90%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.85%	0.88%	0.98%	1.00%	0.98%
Ratio of net investment income/(loss) to average net assets	0.29%	(0.17)%	(0.30)%	(0.06)%	0.10%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.29%	(0.15)%	(0.33)%	(0.11)%	0.07%
Portfolio turnover rate	18%	2%	15%	14%	4%

(1)	Per share data calculated using average shares outstanding method.

(2)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

The accompanying notes are an integral part of these financial statements.

68

Motley Fool 100 Index ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$33.99	$42.16	$33.67	$22.46	$22.10
Net investment income/(loss)(1)	0.13	0.08	0.05	0.11	0.15
Net realized and unrealized gain/(loss) from investments	7.57	(8.15)	8.59	11.23	0.32
Net increase/(decrease) in net assets resulting from operations	7.70	(8.07)	8.64	11.34	0.47
Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.02)	(0.10)	(0.13)	(0.11)
Net realized capital gains	—	(0.08)	(0.05)	—	—
Total dividends and distributions to shareholders	(0.14)	(0.10)	(0.15)	(0.13)	(0.11)
Net asset value, end of period	$41.55	$33.99	$42.16	$33.67	$22.46
Market price, end of period	$41.53	$34.00	$42.20	$33.66	$22.42
Total investment return/(loss) on net asset value(2)	22.71%	(19.18)%	25.74%	50.67%	2.27%
Total investment return/(loss) on market price(3)	22.63%	(19.24)%	25.91%	50.89%	1.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$549,523	$417,269	$528,011	$337,547	$185,871
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to average net assets	0.37%	0.20%	0.15%	0.43%	0.69%
Portfolio turnover rate	6%	15%	23%	26%	26%

(1)	Per share data calculated using average shares outstanding method.

(2)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

The accompanying notes are an integral part of these financial statements.

69

MOTLEY FOOL Small-Cap Growth ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss) return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,				FOR THE PERIOD ENDED AUGUST 31,
	2023	2022	2021	2020	2019(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.18	$40.73	$32.59	$23.33	$20.00
Net investment income/(loss)(2)	0.04	(0.15)	(0.19)	(0.07)	—	*
Net realized and unrealized gain/(loss) from investments	4.00	(14.53)	10.48	9.67	3.33
Net increase/(decrease) in net assets resulting from operations	4.04	(14.68)	10.29	9.60	3.33
Dividends and distributions to shareholders from:
Net realized capital gains	(0.08)	(0.87)	(2.15)	(0.34)	—
Total dividends and distributions to shareholders	(0.08)	(0.87)	(2.15)	(0.34)	—
Net asset value, end of period	$29.14	$25.18	$40.73	$32.59	$23.33
Market price, end of period	$29.17	$25.18	$40.74	$32.68	$23.34
Total investment return/(loss) on net asset value(3)	16.13%	(36.66)%	32.00%	41.58%	16.65	%(5)
Total investment return/(loss) on market price(4)	16.21%	(36.65)%	31.54%	41.88%	16.69	%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$72,855	$78,050	$189,382	$106,745	$71,153
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85	%(6)
Ratio of net investment income/(loss) to average net assets	0.15%	(0.46)%	(0.51)%	(0.29)%	(0.01	)%(6)
Portfolio turnover rate	62%	11%	21%	27%	21	%(5)

*	Amount represents less than $0.005 per share.

(1)	Inception date of the Fund was October 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

70

Motley Fool CAPITAL EFFICIENCY 100 INDEX ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss) return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the year Ended august 31,	For the Period Ended august 31,
	2023	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$15.37	$20.00
Net investment income/(loss)(2)	0.09	0.05
Net realized and unrealized gain/(loss) from investments	3.72	(4.68)
Net increase/(decrease) in net assets resulting from operations	3.81	(4.63)
Dividends and distributions to shareholders from:
Net realized capital gains	(0.06)	—
Total dividends and distributions to shareholders	(0.06)	—
Net asset value, end of period	$19.12	$15.37
Market price, end of period	$19.15	$15.38
Total investment return/(loss) on net asset value(3)	24.81%	(23.13	)%(5)
Total investment return/(loss) on market price(4)	24.99%	(23.09	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$22,460	$20,754
Ratio of expenses to average net assets	0.50%	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.53%	0.50	%(6)
Portfolio turnover rate	25%	17	%(5)

(1)	Inception date of the Fund was December 30, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

71

MOTLEY FOOL NEXT INDEX ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss) return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the year Ended august 31,	For the period Ended august 31,
	2023	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$15.02	$20.00
Net investment income/(loss)(2)	0.02	0.03
Net realized and unrealized gain/(loss) from investments	0.76	(5.01)
Net increase/(decrease) in net assets resulting from operations	0.78	(4.98)
Dividends and distributions to shareholders from:
Net investment income	(0.03)	—
Total dividends and distributions to shareholders	(0.03)	—
Net asset value, end of period	$15.77	$15.02
Market price, end of period	$15.78	$15.01
Total investment return/(loss) on net asset value(3)	5.21%	(24.88	)%(5)
Total investment return/(loss) on market price(4)	5.39%	(24.97	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$29,183	$32,678
Ratio of expenses to average net assets	0.50%	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.15%	0.26	%(6)
Portfolio turnover rate	27%	11	%(5)

(1)	Inception date of the Fund was December 30, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

72

Motley Fool Asset Management ETFs

Notes to Financial Statements

AUGUST 31, 2023

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund complex divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the Motley Fool Global Opportunities ETF (“Global Opportunities Fund”), the Motley Fool Mid-Cap Growth ETF (“Mid-Cap Growth Fund”), the Motley Fool 100 Index ETF (the “Fool 100 Fund”), the Motley Fool Small-Cap Growth ETF (“Small-Cap Growth Fund”), the Motley Fool Capital Efficiency 100 Index ETF (“Capital Efficiency Fund”) and the Motley Fool Next Index ETF (“Next Fund”) (each a “Fund” and together the “Funds”). The Global Opportunities Fund, Mid-Cap Growth Fund, Fool 100 Fund, Small-Cap Growth Fund, Capital Efficiency Fund and Next Fund commenced investment operations on June 17, 2014, June 17, 2014, January 29, 2018, October 29, 2018, December 30, 2021 and December 30, 2021, respectively.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of each Fund is to achieve long-term capital appreciation. The Global Opportunities Fund pursues its objective by investing primarily in common stocks of United States companies and of companies that are organized under the laws of other countries around the world. The Mid-Cap Growth Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

The investment objective of the Fool 100 Fund is to achieve investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index”). The Fool 100 Index was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (the “Adviser”), in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company include in the Fool 100 Index is incorporated and listed in the U.S. The investment objective of the Small-Cap Growth Fund is to achieve long-term capital appreciation.

The investment objective of the Capital Efficiency Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Capital Efficiency 100 Index (the “Capital Efficiency 100 Index”). The Capital Efficiency 100 Index was developed by The Motley Fool in 2021 and is a proprietary, rules-based index designed to track the performance of the highest scoring stocks of U.S. companies, measured by a company’s capital efficiency, that have been recommended by The Motley Fool’s analysts and newsletters, and that also meet certain liquidity requirements. Capital efficiency is a measure of how a business turns its investments into revenue and profit and it provides insight into the company’s return on invested capital. Every company included in the Capital Efficiency 100 Index is incorporated and listed in the U.S. The investment objective of the Next Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Next Index (the “Next Index”). The Next Index was developed by The Motley Fool in 2021 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters. Every company included in the Next Index is incorporated and listed in the U.S.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions

73

Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2023

on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Motley Fool Asset Management, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

GLOBAL OPPORTUNITIES FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$416,585,164	$416,585,164	$—	$—	$—
Investment Purchased with Proceeds From Securities Lending Collateral	39,874,840	—	—	—	39,874,840
Short-Term Investment	11,407,238	11,407,238	—	—	—
Total Investments*	$467,867,242	$427,992,402	$—	$—	$39,874,840

74

Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2023

MID-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$192,334,066	$192,334,066	$—	$—	$—
Investment Purchased with Proceeds From Securities Lending Collateral	25,256,724	—	—	—	25,256,724
Short-Term Investment	1,999,916	1,999,916	—	—	—
Total Investments*	$219,590,706	$194,333,982	$—	$—	$25,256,724

FOOL 100 FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$549,037,302	$549,037,302	$—	$—	$—
Right	20,813	—	—	20,813	—
Investment Purchased with Proceeds From Securities Lending Collateral	15,466,606	—	—	—	15,466,606
Short-Term Investment	284,182	284,182	—	—	—
Total Investments*	$564,808,903	$549,321,484	$—	$20,813	$15,466,606

SMALL-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$67,331,860	$67,331,860	$—	$—	$—
Investment Purchased with Proceeds From Securities Lending Collateral	30,954,920	—	—	—	30,954,920
Short-Term Investment	7,067,833	7,067,833	—	—	—
Total Investments*	$105,354,613	$74,399,693	$—	$—	$30,954,920

75

Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2023

CAPITAL EFFICIENCY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$22,382,380	$22,382,380	$—	$—	$—
Short-Term Investment	65,956	65,956	—	—	—
Total Investments*	$22,448,336	$22,448,336	$—	$—	$—

NEXT FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$29,152,486	$29,152,486	$—	$—	$—
Short-Term Investment	12,142	12,142	—	—	—
Total Investments*	$29,164,628	$29,164,628	$—	$—	$—

*	Please refer to the Schedule of Investments for further details.

^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

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USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of each Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on the ex dividend date. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

FOREIGN CURRENCY TRANSLATION — The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

TYPES OF FIXED-INCOME SECURITIES — Each Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations

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in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

FOREIGN SECURITIES — The Global Opportunities Fund and the Mid-Cap Growth Fund may invest in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

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Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

PARTICIPATORY NOTES — A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

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3. INVESTMENT adviser and other services

Each Fund pays all of its expenses other than those expressly assumed by the Adviser. Expenses of each Fund are deducted from the Fund’s total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s respective investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of the Investment Advisory Agreements between the Adviser and the Company on behalf of each Fund. The Adviser is a wholly-owned subsidiary of Motley Fool Investment Management, LLC, which is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. Each Fund compensates the Adviser with a unitary management fee for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown on the following table. From the Advisory Fee, the Adviser pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

FUND	ADVISORY FEE
Global Opportunities Fund	0.85%
Mid-Cap Growth Fund	0.85%
Fool 100 Fund	0.50%
Small-Cap Growth Fund	0.85%
Capital Efficiency Fund	0.50%
Next Fund	0.50%

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Global Opportunities Fund	$3,520,595
Mid-Cap Growth Fund	1,645,190
Fool 100 Fund	2,120,500
Small-Cap Growth Fund	598,691
Capital Efficiency Fund	100,946
Next Fund	149,524

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC (“Foreside”) serves as the principal underwriter and distributor of the Global Opportunities Fund’s shares and Mid-Cap Growth Fund’s shares pursuant to a Distribution Agreement with RBB.

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Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fool 100 Fund’s shares, Small-Cap Growth Fund’s shares, Capital Efficiency Fund’s shares and Next Fund’s shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for its services provided.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. Until October 1, 2020, an employee of Vigilant Compliance, LLC served as Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensated this individual or Vigilant Compliance, LLC for the services provided to Motley Fool Asset Management. As of the end of the reporting period, there were no director or officer fees paid by the Funds.

REDEMPTION FEE — Prior to January 1, 2018, the Global Opportunities Fund and Mid-Cap Growth Fund imposed a redemption fee of 2.00% on redemptions/exchanges of Fund shares held less than 90 days. The redemption fee was calculated as a percentage of the net asset value of the total redemption proceeds and was retained by the Funds and accounted for as additional paid-in capital. Effective January 1, 2018, the Funds have eliminated their redemption fees. Please see the Funds’ prospectus for more information.

TRANSACTIONS WITH AFFILIATES — Advisers to investment companies, including the Motley Fool Asset Management Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

During the current fiscal period, the Funds did not engage in any security transactions with affiliates.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	PURCHASES	SALES
Global Opportunities Fund	$18,153,423	$24,346,178
Mid-Cap Growth Fund	43,476,707	33,923,787
Fool 100 Fund	25,756,474	25,128,834
Small-Cap Growth Fund	40,101,744	42,175,352
Capital Efficiency Fund	5,143,192	5,251,207
Next Fund	7,998,271	8,134,439

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

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During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions of the Funds were as follows:

FUND	PURCHASES	SALES
Global Opportunities Fund	$1,895,435	$44,451,953
Mid-Cap Growth Fund	—	28,030,579
Fool 100 Fund	75,388,326	32,435,763
Small-Cap Growth Fund	618,849	14,136,330
Capital Efficiency Fund	462,085	3,075,213
Next Fund	—	4,676,240

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Opportunities Fund	$279,823,206	$206,932,202	$(18,950,252)	$187,981,950
Mid-Cap Growth Fund	135,989,188	85,588,355	(1,986,836)	83,601,518
Fool 100 Fund	395,327,867	191,011,765	(21,530,729)	169,481,036
Small-Cap Growth Fund	112,120,856	10,100,483	(16,866,726)	(6,766,243)
Capital Efficiency Fund	19,675,861	3,538,922	(766,447)	2,772,475
Next Fund	32,632,634	2,455,806	(5,923,812)	(3,468,006)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

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The following permanent differences as of August 31, 2023, primarily attributable to foreign currency transactions and in-kind redemptions gains, were reclassified among the following accounts:

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
Global Opportunities Fund	$(19,636,237)	$19,636,237
Mid-Cap Growth Fund	(14,039,117)	14,039,117
Fool 100 Fund	(13,150,419)	13,150,419
Small-Cap Growth Fund	(734,694)	734,694
Capital Efficiency Fund	(384,723)	384,723
Next Fund	(161,997)	161,997

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL Loss Carryover	Post October Losses and Qualified Late- Year losses	UNREALIZED APPRECIATION/ (DEPRECIATION)	Total
Global Opportunities Fund	$686,089	$—	$—	$—	$187,981,950	$188,668,039
Mid-Cap Growth Fund	486,537	2,606,889	—	—	83,601,518	86,694,944
Fool 100 Fund	829,826	—	(9,215,351)	—	169,481,036	161,095,511
Small-Cap Growth Fund	—	—	—	(5,649,321)	(6,766,243)	(12,415,564)
Capital Efficiency Fund	73,939	—	(991,319)	—	2,772,475	1,855,095
Next Fund	30,724	—	(1,759,944)	—	(3,468,006)	(5,197,226)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

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The tax character of dividends and distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 was as follows:

FUND	Tax year	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Global Opportunities Fund	2023	$1,203,987	$1,501,269	$2,705,256
	2022	13,281,199	34,767,880	48,049,079
Mid-Cap Growth Fund	2023	—	—	—
	2022	—	20,813,933	20,813,933
Fool 100 Fund	2023	1,701,998	—	1,701,998
	2022	309,330	1,016,460	1,325,790
Small-Cap Growth Fund	2023	—	227,522	227,522
	2022	—	3,829,540	3,829,540
Capital Efficiency Fund	2023	76,457	—	76,457
	2022	—	—	—
Next Fund	2023	64,299	—	64,299
	2022	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2023 any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2023 The Small-Cap Growth Fund deferred $5,649,321 post October loss which will be treated as arising on the first business day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2023, the Fool 100 Fund had $7,834,523 of short-term capital loss carryforwards and $1,380,828 of long-term capital loss carryforwards, the Capital Efficiency Fund had $882,875 of short-term capital loss carryforwards and $108,444 of long-term capital loss carryforwards, and the Next Fund had $1,438,883 of short-term capital loss carryforwards and $322,061 of long-term capital loss carryforwards..

6. SHARE TRANSACTIONS

Shares of the Global Opportunities Fund, Mid-Cap Growth Fund, Fool 100 Fund and Small-Cap Growth Fund are listed and trade on the Cboe BZX Exchange, Inc. Shares of the Capital Efficiency Fund and Next Fund are listed and trade on the NYSE, Arca, Inc. Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources

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AUGUST 31, 2023

to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $250, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with $0.001 par value per share. Shares of each Fund have equal rights and privileges.

7. SECURITIES LENDING

The Funds may make secured loans of their portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Global Opportunities Fund	$39,407,010	$39,874,840	$76,094
Mid-Cap Growth Fund	24,600,703	25,256,724	56,759
Fool 100 Fund	15,126,010	15,466,606	64,188
Small-Cap Growth Fund	30,076,672	30,954,920	37,987

85

Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2023

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Global Opportunities Fund	$39,407,010	$—	$39,407,010	$(39,407,010)	$—	$—
Mid-Cap Growth Fund	24,600,703	—	24,600,703	(24,600,703)	—	—
Fool 100 Fund	15,126,010	—	15,126,010	(15,126,010)	—	—
Small-Cap Growth Fund	30,076,672	—	30,076,672	(30,076,672)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

8. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted rule and form amendments relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Funds are required to comply.

86

Motley Fool Asset Management ETFs

Notes to Financial Statements (Concluded)

AUGUST 31, 2023

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate (LIBOR)and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

9. Subsequent Events

In preparing these financial statements, management of the Funds has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued, and has determined that there were the following subsequent event: The U.S.-designated terrorist group Hamas attacked Israel on October 7, 2023, resulting in an ensuing war in the region. Current hostilities and the potential for future hostilities may diminish the value, or cause significant volatility in the share price, of companies based in or having significant operations in Israel. The Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. How long the armed conflict and related events will last cannot be predicted.

87

Motley Fool Asset Management ETFs

Report of Independent Registered
Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Motley Fool ETFs

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Motley Fool Global Opportunities ETF (formerly MFAM Global Opportunities Fund), Motley Fool Mid-Cap Growth ETF (formerly MFAM Mid-Cap Growth Fund), Motley Fool 100 Index ETF, Motley Fool Small-Cap Growth ETF (formerly MFAM Small-Cap Growth ETF), Motley Fool Capital Efficiency 100 Index ETF, and Motley Fool Next Index ETF (the “Funds”), each a series of The RBB Fund, Inc., including the schedules of investments, as of August 31, 2023, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Motley Fool ETFs	Statement of operations	Statements of changes in net assets	Financial highlights
Motley Fool Global Opportunities ETF, Motley Fool Mid-Cap Growth ETF, and Motley Fool 100 Index ETF	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the five years in the period ended August 31, 2023
Motley Fool Small-Cap Growth ETF	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the four years in the period ended August 31, 2023 and for the period October 29, 2018 (commencement of operations) through August 31, 2019
Motley Fool Capital Efficiency 100 Index ETF and Motley Fool Next Index ETF	For the year ended August 31, 2023	For the year ended August 31, 2023 and for the period December 30, 2021 (commencement of operations) through August 31, 2022	For the year ended August 31, 2023 and for the period December 30, 2021 (commencement of operations) through August 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

88

Motley Fool Asset Management ETFs

Report of Independent Registered
Public Accounting Firm (CONCLUDED)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2023

89

Motley Fool Asset Management ETFs

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. During the fiscal year ended August 31, 2023, the following dividends and distributions were paid by the Funds:

FUND	ORDINARY INCOME	LONG-TERM capital gain
Global Opportunities Fund	$1,203,987	$1,501,269
Mid-Cap Growth Fund	—	—
Fool 100 Fund	1,701,998	—
Small-Cap Growth Fund	—	227,522
Capital Efficiency Fund	76,457	—
Next Fund	64,299	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2023 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Global Opportunities Fund	100.00%
Mid-Cap Growth Fund	0.00%
Fool 100 Fund	100.00%
Small-Cap Growth Fund	0.00%
Capital Efficiency Fund	100.00%
Next Fund	100.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds are as follows:

Global Opportunities Fund	97.12%
Mid-Cap Growth Fund	0.00%
Fool 100 Fund	100.00%
Small-Cap Growth Fund	0.00%
Capital Efficiency Fund	100.00%
Next Fund	100.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

90

Motley Fool Asset Management ETFs

Notice to Shareholders

(Unaudited)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Motley Fool Asset Management, LLC (“MFAM”) and the Company (the “Investment Advisory Agreement”) on behalf of the Motley Fool Mid-Cap Growth ETF, the Motley Fool Global Opportunities ETF, the Motley Fool Small-Cap Growth ETF, Motley Fool 100 Index ETF, Motley Fool Capital Efficiency 100 Index ETF and Motley Fool Next Index ETF (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 16-17, 2023 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreement, the Board considered information provided by MFAM with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and MFAM with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of MFAM and discussed the Investment Advisory Agreement with counsel in executive sessions, at which no representatives of MFAM were present. Among other things, the Directors considered (i) the nature, extent, and quality of MFAM’s services provided to the Funds; (ii) descriptions of the experience and qualifications of MFAM’s personnel providing those services; (iii) MFAM’s investment philosophies and processes; (iv) MFAM’s assets under management and client descriptions; (v) MFAM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) MFAM’s advisory fee arrangement with the Company and other similarly managed clients; (vii) MFAM’s compliance policies and procedures; (viii) MFAM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by FUSE comparing each Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to each Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of each Fund to the performance of its Peer Group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by MFAM. The Directors concluded that MFAM had substantial resources to provide services to the Funds and that MFAM’s services had been acceptable.

The Directors also considered the investment performance of the Funds and MFAM. The Directors considered the Funds’ investment performance in light of their respective investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Peer Groups was acceptable.

The Directors then noted the performance of the Motley Fool 100 Index ETF, Motley Fool Capital Efficiency 100 Index ETF, and Motley Fool Next Index ETF. The Directors considered that because each of the aforementioned Funds was designed to track the performance of its respective index, the relevant consideration was the extent to which such Fund tracked its index before fees and expenses. The Board also noted that the performance of the index did not take into account the expenses incurred when purchasing or selling securities, which expenses would lower the performance of a fund seeking to replicate some or all of the holdings of the index. The Board noted that for the three-month, one-year, three-year, and since-inception periods ended March 31, 2023, as applicable, each of the aforementioned Fund’s performance was in line with its index before fees and expenses.

91

Motley Fool Asset Management ETFs

Notice to Shareholders (CONTINUED)

(Unaudited)

The Directors noted that the Motley Fool 100 Index ETF outperformed the median of its Peer Group for the three-year and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month and one-year periods ended December 31, 2022.

The Directors noted that the Motley Fool Capital Efficiency 100 Index ETF outperformed the median of its Peer Group for the three-month, one-year, and since-inception periods ended December 31, 2022.

The Directors noted that the Motley Fool Next Index ETF underperformed the median of its Peer Group for the three-month, one-year, and since-inception periods ended December 31, 2022.

The Directors noted that the Motley Fool Global Opportunities ETF outperformed its primary benchmark, the FTSE Global All Cap Net Tax Index, for the three-month and since inception periods ended March 31, 2023, and underperformed its benchmark for the one-year, three-year and five-year periods ended March 31, 2023. The Directors noted that the Motley Fool Global Opportunities ETF equaled the performance of the median of its Peer Group for the one-year and five-year periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month and three-year periods ended December 31, 2022.

The Directors noted that the Motley Fool Mid-Cap Growth ETF underperformed its primary benchmark, the Russell Midcap Growth Index, for the three-month, one-year, three-year, five-year and since inception periods ended March 31, 2023. The Directors noted that the Motley Fool Mid-Cap Growth ETF equaled the performance of the median of its Peer Group for the one-year, three-year and five-year periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month period ended December 31, 2022.

The Directors noted that the Motley Fool Small-Cap Growth ETF outperformed its primary benchmark, the Russell 2000 Growth Index, for the three-month and since-inception periods ended March 31, 2023, and underperformed its benchmark for the one-year and three-year periods ended March 31, 2023. The Directors noted that the Motley Fool Small-Cap Growth ETF outperformed the median of its Peer Group for the three-month and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the one-year and three-year periods ended December 31, 2022.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios were compared to similar information for ETFs advised by other, unaffiliated investment advisory firms.

The Directors noted that the net advisory fee of the Motley Fool Mid-Cap Growth ETF ranked above the median and in the 5th quintile of its Peer Group, and the Fund’s total net expenses were above the median and in the 4th quintile of its Peer Group.

The Directors noted that the net advisory fee of the Motley Fool Global Opportunities ETF ranked above the median and in the 4th quintile of its Peer Group, and the Fund’s total net expenses were below the median and in the 2nd quintile of its Peer Group.

The Directors noted that the net advisory fee of the Motley Fool Small-Cap Growth ETF ranked above the median and in the 4th quintile of its Peer Group, and the Fund’s total net expenses were below the median and in the 1st quintile of its Peer Group.

The Directors noted that the net advisory fee of the Motley Fool 100 Index ETF equaled the median and in the 3rd quintile of its Peer Group, and the Fund’s total net expenses were below the median and in the 3rd quintile of its Peer Group.

The Directors noted that the net advisory fee of the Motley Fool Capital Efficiency 100 Index ETF ranked above the median and in the 4th quintile of its Peer Group, and the Fund’s total net expenses equaled the median and ranked in the 3rd quintile of its Peer Group.

The Directors noted that both the net advisory fee and total net expenses of the Motley Fool Next Index ETF ranked above the median and in the 4th quintile of its Peer Group.

The Board also took into consideration that the advisory fee for each Fund was a “unitary fee,” meaning those Funds paid no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses. The Board noted that MFAM continued to be responsible for compensating the Funds’ other service providers and paying other expenses of the Funds out of its own fees and resources.

92

Motley Fool Asset Management ETFs

Notice to Shareholders (Concluded)

(Unaudited)

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering MFAM’s services, the Directors concluded that the investment advisory fees to be paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one year period ending August 16, 2024.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that each Fund either held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period or did not require the establishment of a highly liquid investment minimum; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Frequency Distributions of Premiums and Discounts

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.fooletfs.com.

93

Motley Fool Asset Management ETFs

Privacy Notice

(Unaudited)

What Does Motley Fool Asset Management Funds Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product or service you have with us. This information can include:

●	Social Security number and transaction history
●	Account balances and checking account information
●	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Motley Fool Asset Management chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does Motley Fool Asset Management share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Visit us online: www.fooletfs.com

Please note:

●

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

94

Motley Fool Asset Management ETFs

PRIVACY NOTICE (Continued)

(Unaudited)

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.fooletfs.com

What we do:

How does Motley Fool Asset Management protect my personal information?

We collect your personal information, for example, when you:

●	Open an account or provide account information
●	Make deposits or withdrawals from your account
●	Make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●	Sharing for affiliates everyday business purposes – information about your creditworthiness
●	Make deposits or withdrawals from your account
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

EUROPEAN UNION’S GENERAL DATA PROTECTION REGULATION

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●	Check whether we hold personal information about you and to access such data (in accordance with our policy)
●	Request the correction of personal information about you that is inaccurate
●	Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible
●	Request the erasure of your personal information
●	Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-863-8803.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Motley Fool Asset Management Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

95

Motley Fool Asset Management ETFs

PRIVACY NOTICE (CONCLUDED)

(Unaudited)

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Motley Fool Asset Management does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Motley Fool Asset Management doesn’t jointly market.

Controller - “Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

96

Motley Fool Asset Management ETFs

Directors and Officers

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 863-8803.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

97

Motley Fool Asset Management ETFs

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm)	63

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A

98

Motley Fool Asset Management ETFs

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center. Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	President Chief Compliance Officer	2009 to present 2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Treasurer and Secretary	2016 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

99

Motley Fool Asset Management ETFs

Directors and Officers (CONCLUDED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years

Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series in the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

100

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(This Page Intentionally Left Blank.)

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Principal Underwriters

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Foreside Funds Distributors, LLC
899 Cassatt Road
400 Berwyn Park, Suite 110
Berwyn, PA 19312

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 S 16th St. Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

104

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Optima Strategic Credit Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2023

Optima Strategic Credit Fund

Annual Investment Adviser’s Report	1
Performance Data	2
Fund Expense Example	4
Portfolio Holdings Summary Table	5
Portfolio of Investments	6
Statement of Assets And Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes To Financial Statements	11
Report of Independent Registered Public Accounting Firm	19
Shareholder Tax Information	20
Other Information	21
Company Management	24
Privacy Notice	28

Optima Strategic Credit Fund

Annual Investment Adviser’s Report

August 31, 2023 (Unaudited)

September 22, 2023

Over the fiscal year ended August 31, 2023, fixed income and credit markets were mixed with the iBoxx USD Liquid High Yield Index TR gaining 7.05% and the Bloomberg US Universal Total Return Index down -0.39% reflecting a very difficult environment for fixed income investors. The Optima Strategic Credit Fund (the “Fund”) returned 0.12% for the fiscal year.

The Fund’s systematic model began this fiscal year favoring a “risk-off” environment by investing in money market funds and short-duration 3-month to 1-year U.S. Treasury bills. The challenging investment conditions which persisted throughout the period resulted in more volatile signals, creating an unusual “whip-saw” effect. The resultant model indications for “risk-on” environments had the Fund allocating to higher-yielding credit, subsequently the model reverted to “risk-off” indications when those positions proved unprofitable. This “whip-saw” action in our models is highly unusual and reflected short term challenging investment conditions.

In “risk-on” environments, the Fund will strategically allocate from short-duration treasuries to higher-yielding credit in an effort to increase yield and take advantage of capital appreciation. However, we currently assess a low probability of the environment changing in the near term, and the Fund will remain “risk-off” until the model forecasts improved conditions. Over the longer term, our models have shown significant efficacy and we remain convicted in our approach to the Fund. From the inception of the Fund on December 29, 2021 through the fiscal year ended on August 31, 2023, the Fund has returned -0.98% compared to -2.94% for the iBoxx USD Liquid High Yield Index TR and -11.13% for the Bloomberg US Universal Total Return Index, respectively, over the same period.

Optima Asset Management LLC (the “Adviser”) and Anthony Capital Management, LLC (the “Sub-Adviser”), as reported by Doug Reich, the Portfolio Manager

Note: The Bloomberg US Universal Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some US Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. These securities are not double counted in the index. The U.S. Universal index was created on January 1, 1999, with index history backfilled to January 1, 1990

Note: The iBoxx USD Liquid High Yield Index is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United Sates. The index is designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investments will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. Performance data current to the most recent month-end can be obtained by calling (866) 239-2026.

Must be preceded or accompanied by a current prospectus.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The fund is non-diversified and may concentrate its assets in fewer holdings than a diversified fund, therefore exposing the fund to more individual security volatility than a diversified fund.

1

Optima Strategic Credit Fund

Performance Data

August 31, 2023 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Optima Strategic Credit Fund Founders Class
vs. iBoxx USD Liquid High Yield Index

Average Annual Total Returns for the Periods Ended August 31, 2023
	One Year	Since Inception(1)
Optima Strategic Credit Fund	0.12%	-0.98%
iBoxx USD Liquid High Yield Index(2)(3)(4)	7.05%	-2.94%
Markit CDX North America High Yield Index(2)(4)	14.97%	4.56%

Net Expense Ratio(5) 1.25%
Gross Expense Ratio(6) 1.71%

(1)	Inception date of the Founders Class Shares of the Fund was December 29, 2021.

(2)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(3)

The iBoxx USD Liquid High Yield Index seeks to accurately and objectively replicate the USD High Yield Corporate Bond Market by utilizing multi-source independent pricing and quality tested reference data. The index consists of liquid USD high yield bonds and is subject to monthly rebalancing and daily total return calculations to maintain a high quality rendering of bond market performance. The index is market-value weighted with an issuer cap of 3%.

(4)

Beginning on February 28, 2023, the Fund has opted to change its primary index from the iBoxx USD Liquid High Yield Index to the Markit CDX North America High Yield Index (the “HY Index”). The HY Index is composed of one hundred (100) liquid North American entities with high yield credit ratings that trade in the credit default swaps market.

(5)

The expense ratios of the Fund are set forth according to the Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratios. Net expense ratio reflects contractual fee waivers through December 31, 2023.

(6)	The gross expense ratio of the Fund as of the most recent prospectus.

2

Optima Strategic Credit Fund

Performance Data

August 31, 2023 (Unaudited) (Concluded)

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes) to 1.25% of the Fund’s average daily net assets attributable to Founders Class Shares. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Financial Highlights for current figures.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of investments will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

3

Optima Strategic Credit Fund

Fund Expense Example

August 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Founders Class Shares
	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Returns for the Funds
Actual	$ 1,000.00	$ 1,001.60	$ 6.31	1.25%	0.16%
Hypothetical (5% return before expenses)	1,000.00	1,025.21	6.38	1.25%	N/A

*

Expenses are equal to the Fund’s annualized expense ratio for the period March 1, 2023 to August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

4

Optima Strategic Credit Fund

Portfolio Holdings Summary Table

august 31, 2023 (Unaudited)

The following table presents a summary of the portfolio holdings of the Fund:

SECURITY TYPE/CLASSIFICATION	% of Net Assets	Value
SHORT-TERM INVESTMENTS
U.S. Treasury Obligations	83.7%	$39,646,076
Money Market Deposit Accounts	0.5	250,000
Money Market Funds	9.4	4,445,465
OTHER ASSETS IN EXCESS OF LIABILITIES	6.4	3,025,610
NET ASSETS	100.0%	$47,367,151

Portfolio holdings are subject to change at any time.

Refer to the Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the financial statements.
5

Optima Strategic Credit Fund

Portfolio of Investments

August 31, 2023

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 93.6%
U.S. Treasury Obligations — 83.7%
United States Treasury Bill	5.001%	09/07/23	5,000	$4,995,611
United States Treasury Bill(b)	4.859%	09/21/23	5,000	4,985,351
United States Treasury Bill	4.890%	09/28/23	5,000	4,980,181
United States Treasury Bill	5.223%	10/26/23	10,000	9,919,200
United States Treasury Bill	5.379%	12/07/23	5,000	4,928,533
United States Treasury Bill	5.423%	12/21/23	10,000	9,837,200
TOTAL U.S. TREASURY OBLIGATIONS (Cost $39,660,146)				39,646,076

	Number of Shares (000’s)
Money Market Deposit Accounts — 0.5%
U.S. Bank Money Market Deposit Account, 5.20%(a)	250	250,000
TOTAL MONEY MARKET DEPOSIT ACCOUNTS
(Cost $250,000)		250,000

Money Market Funds — 9.4%
First American Treasury Obligations Fund, 5.27%(a)	4,445	4,445,465
TOTAL MONEY MARKET FUNDS
(Cost $4,445,465)		4,445,465

TOTAL SHORT-TERM INVESTMENTS - 93.6%
(Cost $44,355,611)		44,341,541

OTHER ASSETS IN EXCESS OF LIABILITIES — 6.4%		3,025,610
NET ASSETS — 100.0%		$47,367,151

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.

(a)	The rate shown is as of August 31, 2023.

(b)	As of August 31, 2023 a portion of the security is held as collateral in the amount of $4,985,368.

The accompanying notes are an integral part of the financial statements.
6

Optima Strategic Credit Fund

Statement of Assets And Liabilities

August 31, 2023

ASSETS
Short-term investments, at value (cost $44,355,611)	$44,341,541
Cash and cash equivalents	94,601
Deposit at broker for swap contracts	2,999,069
Receivables for:
Interest	19,363
Prepaid expenses and other assets	3,137
Total assets	47,457,711

LIABILITIES
Payables for:
Audit expenses	23,842
Advisory fees	20,071
Administration and accounting services fees	11,158
Transfer agent fees	10,711
Printing and shareholder reporting fees	2,636
Custodian fees	770
Other accrued expenses and liabilities	21,372
Total liabilities	90,560
Net assets	47,367,151

NET ASSETS CONSIST OF:
Par value	$4,844
Paid-in capital	48,131,062
Total distributable earnings/(losses)	(768,755)
Net assets	$47,367,151

FOUNDERS CLASS SHARES:
Net assets	$47,367,151
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	4,844,447
Net asset value, offering and redemption price per share	$9.78

The accompanying notes are an integral part of the financial statements.
7

Optima Strategic Credit Fund

Statement of Operations

For the Year Ended August 31, 2023

INVESTMENT INCOME
Interest	$1,704,610
Broker interest income	47,905
Total investment income	1,752,515
EXPENSES
Advisory fees (Note 2)	246,267
Broker expenses	214,000
Offering costs	82,234
Transfer agent fees (Note 2)	78,359
Administration and accounting services fees (Note 2)	51,298
Audit fees and tax services	22,928
Legal fees	13,857
Registration and filing fees	12,367
Officer fees	4,586
Director fees	3,591
Printing and shareholder reporting fees	3,581
Custodian fees (Note 2)	1,803
Broker interest expense	137
Other expenses	2,999
Advisory fees - recouped (See Note 2)	57,163
Net expenses after waivers and/or reimbursements	795,170
Net investment income/(loss)	957,345
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Short-term investments	2,950
Swap contracts	(1,111,147)
Net change in unrealized appreciation/(depreciation) from:
Short-term investments	172,530
Net realized and unrealized gain/(loss) from investments	(935,667)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,678

The accompanying notes are an integral part of the financial statements.
8

Optima Strategic Credit Fund

Statements of Changes in Net Assets

	For the Year Ended August 31, 2023	For the Period Ended August 31, 2022*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$957,345	$3,277
Net realized gain/(loss) from investments and swap contracts	(1,108,197)	(852)
Net change in unrealized appreciation/(depreciation) on investments	172,530	(186,600)
Net increase/(decrease) in net assets resulting from operations	21,678	(184,175)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(606,258)	—
Net decrease in net assets from dividends and distributions to shareholders	(606,258)	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,485,654	41,719,542
Proceeds from reinvestment of distributions	606,258	—
Shares redeemed	(5,242,501)	(433,047)
Net increase/(decrease) in net assets from capital share transactions	6,849,411	41,286,495
Total increase/(decrease) in net assets	6,264,831	41,102,320
NET ASSETS:
Beginning of period	41,102,320	—
End of period	$47,367,151	$41,102,320
SHARE TRANSACTIONS:
Shares sold	1,162,982	4,197,861
Shares reinvested	61,989	—
Shares redeemed	(534,927)	(43,458)
Net increase/(decrease) in shares outstanding	690,044	4,154,403

*	Inception date of the Fund was December 29, 2021.

The accompanying notes are an integral part of the financial statements.
9

Optima Strategic Credit Fund

Financial Highlights

Contained below is per share operating performance data for Founders Class outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2023	For the Period December 29, 2021(1) to August 31, 2022
Per Share Operating Performance
Net asset value, beginning of period	$9.89	$10.00
Net investment income/(loss)(2)	0.19	—
Net realized and unrealized gain/(loss) from investments	(0.18)	(0.11)
Net increase/(decrease) in net assets resulting from operations	0.01	(0.11)
Total dividends and distributions to shareholders	(0.12)	—
Net asset value, end of period	$9.78	$9.89
Total investment return/(loss)(3)	0.12%	(1.10	)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,367	$41,102
Ratio of expenses to average net assets with waivers and/or reimbursements	1.61%	1.48	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements	1.61%	1.94	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding broker expenses)	1.18%	1.25	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (excluding broker expenses)	1.18%	1.71	%(5)
Ratio of net investment income/(loss) to average net assets	1.94%	0.03	%(5)
Portfolio turnover rate	0%	0	%(4)

(1)	Inception date of the Founders Class Shares of the Fund was December 29, 2021.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of the financial statements.
10

Optima Strategic Credit Fund

Notes To Financial Statements

August 31, 2023

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the Optima Strategic Credit Fund (the “Fund”), which commenced investment operations on December 29, 2021. The Fund is authorized to offer two classes of shares, Founders Class Shares and Investor Class Shares. Investor Class Shares have not yet commenced operations as of the end of the reporting period.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Fund is to seek total return.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

Portfolio Valuation — The Fund values its investments at fair value. The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Securities listed or traded on U.S. exchanges, including swaps contracts, are valued at the last sales prices on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Optima Asset Management LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

11

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2023

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$44,341,541	$4,695,465	$39,646,076	$—
Total Investments*	$44,341,541	$4,695,465	$39,646,076	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

12

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2023

Credit Default Swap – During the current fiscal period, the Fund entered into a credit default swap to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss. For centrally cleared swaps, the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately as Deposit at Broker for Swap Contracts on the Statement of Assets and Liabilities. The Fund was not invested in any credit default swap contracts as of the fiscal period year-end. The average quarterly notional value of the credit default swap in the Fund during the current fiscal period was as follows:

Portfolio
Optima Strategic Credit Fund	$13,200,000

For the current fiscal period, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

	STATEMENT OF OPERATIONS
RISK	DERIVATIVE TYPE	LOCATION	NET REALIZED GAIN(LOSS)	NET CHANGE IN UNREALIZED APPRECATION (DEPRECIATION)
Credit	Swap contracts	Swap contracts	$(1,111,147)	$—

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains (including net short-term capital gains), if any, are distributed by the Fund at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income.

Active Management Risk — The Fund is subject to management risk as an actively-managed investment portfolio. The Fund’s ability to achieve its investment objective depends on the investment skill and ability of Anthony Capital Management, LLC (the “Sub-Adviser”) and on the Sub-Adviser’s ability to correctly identify economic trends.

13

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2023

Cash Positions Risk — The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested in other securities.

Counterparty Risk — Counterparty risk is the risk that the other party(s) to an agreement or a participant to a transaction might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Credit Risk — Credit risk is the risk that an issuer or other obligated party of a debt security may be unable or unwilling to make interest and principal payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

Credit Default Swap Risk — Credit default swaps are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical credit default swap, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make specific payments to the buyer if a negative credit event occurs, such as the bankruptcy of or default by the issuer of the underlying debt instrument. The use of credit default swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty or concentration risks.

Cyber Security Risk — Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Adviser, Sub-Adviser, custodian, transfer agent, distributor and/or other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its Adviser and Sub-Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Fixed Income Securities Risk — Fixed income securities in which the Fund or an Underlying Fund may invest are subject to certain risks, including: interest rate risk, prepayment risk and credit/default risk. Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes. Prepayment risk involves the risk that in declining interest rate environments prepayments of principal could increase and require the Fund or an Underlying Fund to reinvest proceeds of the prepayments at lower interest rates. Credit risk involves the risk that the credit rating of a security may be lowered.

Government Intervention and Regulatory Changes — The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, in October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. These rules could have a substantial effect on the ability of the Fund to implement fully its investment strategy, as described herein, which may limit the Fund’s ability to achieve its objective.

14

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2023

High Yield Securities — High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk, speculative investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Interest Rate Risk— Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Adviser. It is likely there will be less governmental action in the near future to maintain low interest rates. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Any future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield, and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Cash and Cash Equivalents —The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits and is classified as Cash and Cash Equivalents on the Statement of Assets and Liabilities.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Optima Asset Management LLC serves as the investment adviser for the Fund. Anthony Capital Management, LLC serves as the investment sub-adviser to the Fund. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Fund, primarily in the form of oversight of the Sub-Adviser pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Sub-Adviser out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2023.

Advisory Fee	Expense Cap
Founders Class
.50%	1.25%

15

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2023

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers/ Recoupment	Net Advisory Fees
$246,267	$—	$246,267

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. $57,163 was recouped in the current year attributable to fees waived in the fiscal period ended August 31, 2022.

As of the end of the reporting period, the Fund had no amounts available for recoupment.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated by the Fund for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. As of the end of the reporting period, Director and Officer fees charged or paid by the Fund were $3,591 and $4,586, respectively.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The

16

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2023

Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2023, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$44.355,611	$0	$(14,070)	$(14,070)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$1,036,396	$0	$(14,070)	$(1,791,081)	$0	$0

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2023 were as follows:

	Ordinary Income	Long-Term Gains	Total
2023	$606,258	$0	$606,258

During the fiscal period ended August 31, 2022 there were no dividends and distributions paid by the Fund.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Fund had unexpiring short-term losses of $1,791,081 to offset future capital gains.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

17

Optima Strategic Credit Fund

Notes To Financial Statements (Concluded)

August 31, 2023

In October 2022, the SEC adopted rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Fund is required to comply.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

7. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Effective October 1, 2023, the frequency of distributions to be made by the Fund were changed from quarterly to monthly.

Subsequent to August 31, 2023, the Fund paid the following distributions:

Record Date:	Ex-Date:	Pay Date:	Distribution Rate Per Share
9/25/2023	9/26/2023	9/26/2023	$0.02503384

18

Optima Strategic Credit Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Optima Strategic Credit Fund and
Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Optima Strategic Credit Fund (the “Fund”), a series of The RBB Fund, Inc., as of August 31, 2023, the related statement of operations for the year then ended, and the statements of changes in net assets, the related notes, and the financial highlights for the year ended August 31, 2023 and the period from December 29, 2021 (commencement of operations) through August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodians and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2023

19

Optima Strategic Credit Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2023. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2023. During the fiscal year ended August 31, 2023, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 0%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023. Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

20

Optima Strategic Credit Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (866) 239-2026 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT filings is available on the SEC’s website at http://www.sec.gov.

Liquidity risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to an employee of the Adviser, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) the processes, technologies and third-party vendors that will be used to assess, manage, and/or periodically review the Fund’s Liquidity Risk; and (vii) that the Programs operated adequately during the Period. The Report noted that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

21

Optima Strategic Credit Fund

Other Information (Continued)

(Unaudited)

Approval of Investment Advisory Agreement — Optima Strategic Credit Fund

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the approval of the investment advisory agreement between the Adviser and the Company (the “Investment Advisory Agreement”) on behalf of the Fund and the approval of the sub-advisory agreement between the Adviser, the Company and the Sub-Adviser (the “Sub-Advisory Agreement”), at a meeting of the Board held on May 16-17, 2023 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreement for an additional one-year term. In approving the Investment Advisory Agreement and the Sub-Advisory Agreement, the Board considered information provided by the Adviser and the Sub- Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and the Adviser with respect to the Fund, and the Investment Sub-Advisory Agreement by and among the Company, the Adviser and the Sub-Adviser with respect to the Fund the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of the Adviser and the Sub-Adviser, and discussed the aforementioned Agreements with counsel in executive sessions, at which no representatives of the Adviser or the Sub-Adviser were present. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by the Adviser and the Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) the Adviser’s and the Sub-Adviser’s investment philosophies and processes; (iv) the Adviser’s and the Sub-Adviser’s assets under management and client descriptions; (v) the Adviser’s and the Sub-Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s and the Sub-Adviser’s advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) the Adviser’s and the Sub-Adviser’s compliance procedures; (viii) the Adviser’s and the Sub-Adviser’s financial information and insurance coverage, as applicable, and the Adviser’s profitability analysis; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by FUSE comparing the Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of the Fund to the performance of its Peer Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser. The Directors concluded that the Adviser and the Sub-Adviser had substantial resources to provide services to the Fund.

The Directors also considered the investment performance of the Fund, noting that the Fund had outperformed the iBoxx USD Liquid High Yield Index, for the one-year and since inception periods ended March 31, 2023, and underperformed the benchmark for the one- and three-month periods ended March 31, 2023. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Board noted that the Fund’s total return for the three-month period equaled the median of its Peer Group, and for the one-year and since-inception period outperformed the median of its Peer Group.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s net advisory fee and total net expenses (including acquired fund fees and expenses) were both below the median and ranked in the 1st quintile of its Peer Group. The Directors also considered the fees payable to the Sub-Adviser under the Sub-Advisory Agreement and the information provided by the Adviser on the services provided by the Sub-Adviser. In this regard, the Directors noted that the fees for the Sub-Adviser were paid directly by the Adviser and not by the Fund. The Directors noted that the Adviser had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2023, to limit total annual operating expenses to agreed upon levels for the Fund.

22

Optima Strategic Credit Fund

Other Information (Concluded)

(Unaudited)

After reviewing the information regarding the Adviser’s and the Sub-Adviser’s costs, profitability and economies of scale, and after considering the services to be provided by the Adviser and the Sub-Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to the Adviser and the sub-advisory fees to be paid by the Adviser to the Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2024.

23

Optima Strategic Credit Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021)..

24

Optima Strategic Credit Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
Officers
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A

25

Optima Strategic Credit Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age:52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series in the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

26

Optima Strategic Credit Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

27

Privacy Notice

FACTS	WHAT DOES OPTIMA ASSET MANAGEMENT LLC (“OPTIMA”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Optima is committed to maintaining the privacy of individuals whose personal information is held at Optima including current and former individual clients (whether invested in an Optima sponsored investment vehicle (“Optima Fund”) or otherwise), and other intermediaries with whom we conduct business.

Optima, an independent administrator of an Optima Fund and any other permitted recipient of personal information acting on behalf of Optima, may use personal information relating to you for the following purposes:

● confirm your identity and/or the source of funds in order to comply with applicable “know your client”, anti-money laundering, anti-terrorist financing and similar laws, regulations and policies and to determine whether you are a “politically exposed person”;

● comply with agreements, legislation, treaties, instructions or guidance on the collection and/or sharing or exchange of tax-related information;

● confirm whether you are a “bad actor” under Rule 506 of Regulation D of the United States Securities Act of 1933;

● verify your eligibility to become an investor in an Optima Fund;

● confirm your identity in order to confirm your authority to sign legal documents in relation to an Optima Fund (including but not limited to any subscription agreement, partnership agreement and side letter);

● managing, operating and administering an Optima Fund in accordance with its governing documents and applicable laws, regulations and policies;

● making legal, regulatory, tax or other filings in relation to an Optima Fund, its investments, its investors, Optima itself and/or any of their associates;

● to facilitate, support and/or enhance Optima’s and an independent administrator’s operations and functions in connection with an Optima Fund; and

● for any other purpose that Optima reasonably determines is necessary or desirable in connection with the business of an Optima Fund.

Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. Personal information may be sent by you to Optima or to an independent administrator of an Optima Fund with respect to your subscription for, or holding of, an interest in an Optima Fund, or opening of a separately managed advisory account.

This information can include:

● Social security or taxpayer identification number

● Income

● Assets

● Bank account details

● Criminal history and other security related matters[1]

● Transaction history

HOW?

For the reasons outlined above, Optima needs to share customers’ personal information to run its everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Optima chooses to share, and whether you can limit this sharing.

28

Reasons we can share your personal information	Does Optima Share?	Can you limit this sharing?
For our everyday business purpose — such as processing your transactions, maintaining your accounts or responding to regulatory requests	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For our affiliates’ everyday business — information about your transactions, balances and experience	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Contact Optima’s Chief Compliance Officer by telephone at 212-484-3080, by email at ragnar.gearhart@optima.com or by mail at 10 East 53rd Street, New York NY 10022, U.S.A. Please note: If you are a new customer, we can begin sharing your information immediately upon receipt of your personal information. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Contact Optima’s Chief Compliance Officer by telephone at 212-484-3080, by email at ragnar.gearhart@optima.com or by mail at 10 East 53rd Street, New York NY 10022, U.S.A.
What we can do
How does Optima protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include, among other things, computer safeguards including encryption, and secured files and buildings

How does Optima collect my personal information?

We collect your personal information, for example, when you:

● Enter into an advisory agreement or execute a subscription agreement

● Seek financial advice

● Make additions to, or withdrawals from, your account

● Give us information about your investment portfolio

● Tell us personal information about you, your family, and your employment history

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies. Optima’s affiliates include FFT Wealth Management and its subsidiaries and Stanhope Capital Group SA and its subsidiaries.

Nonaffiliates	Companies not related by common ownership and control. They can be financial and non-financial companies.

29

Investment Adviser
Optima Asset Management LLC
10 East 53rd Street
New York, New York 10022

Sub-Adviser
Anthony Capital Management, LLC
421 George Street, Suite 206
De Pere, Wisconsin 54115

Administrator and Transfer Agent
U.S. Bank Global Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

OSCF-AR23

SGI U.S. LARGE CAP EQUITY FUND

SGI U.S. SMALL CAP EQUITY FUND

SGI GLOBAL EQUITY FUND

SGI PRUDENT GROWTH FUND

SGI PEAK GROWTH FUND

SGI SMALL CAP CORE FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2023

This report is submitted for the general information of the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Funds.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report
AUGUST 31, 2023 (UNAUDITED)

SGI U.S. Large Cap Equity Fund
Class I Shares: SILVX
Class A Shares: LVOLX
Class C Shares: SGICX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

I trust this letter finds you in good health and high spirits. It is with great pleasure and a deep sense of responsibility that I write to you today, reflecting on various reasons to invest in the fund.

In an investment landscape that can often be turbulent and unpredictable, the fund seeks to stand as a beacon of stability and prudence. Our fund has been designed with a specific focus on low volatility and defensive strategies, seeking to offer our shareholders a unique set of advantages that are particularly relevant in today’s uncertain times.

Some of the key reasons why someone would consider the fund include:

●

Stability in Volatile Markets: the fund is designed to minimize exposure to market fluctuations. In times of economic uncertainty or market turbulence, the fund aims to provide a reliable anchor for your equity investments.

●

Risk Mitigation: Low volatility and defensive strategies are integral to our investment approach. We actively manage the fund to manage risk and seek to limit downside return and help to mitigate the risk of loss during market downturns.

●	Long-Term Growth Potential: Our goal is to seek long-term capital appreciation. By carefully selecting assets and balancing risk, we aim to deliver attractive risk-adjusted returns over time.

●

Diversification: The fund seeks to provide diversification benefits to your investment portfolio. Our team carefully selects investments designed to spread risk, helping you achieve a more balanced and resilient investment profile.

●

Professional Management: Trust in the expertise and experience of our investment team is paramount. We are dedicated to actively monitoring and adjusting our portfolio to seize opportunities while maintaining a defensive posture when necessary.

We understand that every investor has unique goals and risk tolerance, and the fund is designed to cater to a broad spectrum of investment needs. Whether you’re approaching retirement, seek risk management, or simply aiming for a smoother ride in volatile markets, we hope the fund can be a valuable addition to your investment portfolio.

At SGI, we take our role as stewards of your capital seriously. If you have any questions or would like to learn more about the fund and how it can align with your financial goals, please don’t hesitate to reach out to our dedicated team. We are here to serve you and support your investment journey.

Thank you for your continued trust and confidence in SGI. We look forward to navigating the path to financial success together.

Sincerely,

David Harden

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

Highlights

●

The SGI U.S. Large Cap Equity Fund - Class I Shares returned 6.02% on a net basis[1] in twelve months ended August 31, 2023. The fund outperformed its benchmark, the S&P 500 Low Volatility Index, which declined 0.57% during the same period.

●	Overall stock selection 39% of the fund’s relative outperformance versus the benchmark.

●	Strong stock selection in the Information Technology sector contributed the most to relative returns.

●	Overweight exposures to earnings variability, beta, and growth factors accounted for 50% of the relative outperformance of the fund.

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI U.S. Large Cap Equity Fund - Class I Shares returned 6.02% on a net basis1 in the twelve months period ended August 31, 2023. The fund outperformed its benchmark, the S&P 500 Low Volatility Index, which declined 0.57% during the same period. Performance of other share classes will differ. Please see the prospectus for details.

What factors influenced the fund’s performance?

Overall, stock selection accounted for 39% of the fund’s relative outperformance versus the benchmark while sector positioning accounted for the remainder.

The Information Technology sector was the largest contributing sector, accounting for 42% of the fund’s relative outperformance. Within this sector, 78% of the outperformance was due to the overweight position of the sector versus the benchmark with the remaining 22% of relative outperformance due to strong stock selection. The three most contributing companies in the Information Technology sector were: Microsoft Corp. +26.56%, Adobe Inc. +49.78%, and Cisco Systems Inc. +32.42%. The three worst contributing companies were Keysight Technologies Inc. -18.66%, ASML Holding -12.28%, and Zebra Technologies Corp. -21.75%.

The Utilities sector was the next largest contributing sector, accounting for 20% of the fund’s relative outperformance. Within this sector, 100% of the outperformance was from a significant underweight to the lagging sector while stock selection slightly detracted from relative performance. The three worst contributing companies in the Utilities sector were: Xcel Energy Inc. -20.75%, NiSource Inc. -18.33%, and Duke Energy Corp. -13.96%.

The Health Care sector was the third largest contributing sector, accounting for 13% of the fund’s relative outperformance. Within this sector, 60% of the outperformance was from stock selection and the remainder was from the overweight positioning relative to the benchmark. The three most contributing companies in the Health Care sector were: Merck & Co. Inc. + 31.29%, Gilead Sciences Inc. + 25.2%, and Vertex Pharmaceuticals Inc. + 23.63%. The three worst contributing companies were Pfizer Inc. -19.47%, Royalty Pharma PLC. -25.68%, and Incyte Corp. -6.74%.

The Consumer Staples sector was the largest detracting sector, accounting for -10% of the fund’s relative performance. Within this sector, 81% of the performance was from stock selection and the remainder was from a slight underweight relative to the benchmark. The three worst contributing companies in the Consumer Staples sector were: Tyson Foods Inc. -18.74%, Hormel Foods Corp. -20.77%, and Kellogg Co. -3.54%.

The Consumer Discretionary sector was the second largest detracting sector, accounting for -7% of the fund’s relative performance. Withing this sector, 73% of the performance was from stock selection and the remainder was from a significant underweight relative to the benchmark. The three worst contributing companies in the Consumer Discretionary sector were: Expedia Group Inc. -16.19%, General Motors Co. -9.37%, and Ulta Beauty Inc. -19.53%.

1 Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

The overweight in the Energy sector also contributed to relative outperformance while the underweight in the Industrials sector hurt relative performance.

Factor exposures accounted for 50% of the fund’s relative outperformance. Overweight exposures to the earnings variability, beta, and growth factors all accounted for the three most contributing factors to the fund’s relative outperformance. Detracting from the fund’s relative performance were slight overweight exposures to residual volatility, momentum, and long-term reversal factors. Additionally, market weight exposure to the liquidity factor also marginally benefited relative performance.

How is the fund positioned?

The two largest sector weights relative to the benchmark are the Information Technology and Energy sectors that are 13.14% and 5.04% overweight, respectively. The next two largest sector over weights are the Health Care and Communication Services sectors that are 4.9% and 2.45% overweight respectively. The largest sector underweights are in the Utilities and Consumer Staples sectors where the fund holds 16.16% and 9.69% less exposure than the benchmark respectively. The fund is also underweighted the Industrials sector by 3.22%.

Fund positioning from a factor standpoint shows the largest underweight exposure to leverage and dividend yield factors and overweighted exposure to variability, beta, growth, and profit factors relative to the benchmark.

What is portfolio management’s outlook?

The aggressive federal funds interest rate hikes by the Federal Reserve during the past 16 months appear to be ending. The futures markets have priced in less than a 50% probability of one more tightening before the end of 2023. Although inflation has receded, common measures still exceed 4%, well above the 2% inflation target desired by the central bank. This means interest rates will likely remain near current levels until inflation numbers meaningfully decline. Additionally, the Federal Reserve balance sheet is shrinking at a modest pace every month, otherwise known as quantitative tightening.

The labor market remains strong in the U.S. with the unemployment rate still near 50-year lows and the number of jobs exceeding the total number of unemployed workers. Interest rate sensitive sectors such as housing and autos have slowed down considerably. The national average 30-year fixed mortgage rate now exceeds 7.70%. Consumer spending, the largest portion of the economy, remains strong with the most recent same-store-sales reports posting 3.8% year-on-year growth.

The full effects of considerable monetary tightening have not yet manifested, and a recession is still a near-term risk, although expectations of a “soft-landing” continue to increase. Overall, we see a mixed economic and financial market outlook which highlights the importance of a well-diversified portfolio of investments. This fund may serve as an important component of that portfolio for investors.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

The S&P 500 Low Volatility® Index is designed to measure the performance of the 100 least volatile stocks of the S&P 500® Index. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the fund seeks lower volatility, there is no guarantee the fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

The SGI U.S. Large Cap Equity Fund is distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

SGI U.S. Small Cap Equity Fund
Class I Shares: SCLVX
Class A Shares: LVSMX
Class C Shares: SMLVX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

In 2022, downside protection was front and center. In 2023, risk appetite reversed and has been more concentrated. The market still has several risks that may have not fully come to bear, the war in Ukraine, expensive valuations, inflation, rising rates and possible policy shifts of the Federal Reserve. The market has largely ignored the fact that despite U.S. economic growth remaining relatively solid, the federal deficit is projected to be roughly $1.7 trillion for fiscal year 2023. Though the Federal Reserve has raised interest rates to fight inflation, inflation has continued to stay higher for longer. The recent rise in oil prices and U.S. Treasury issuance has strengthened our view of higher yields ahead. This continues to put pressure on mortgage rates, housing affordability, and could negatively impact the U.S. economy.

Higher rates may have one benefit beyond slowing or reducing inflation. Higher rates makes it more difficult for foreign holdings of U.S. Treasury securities to sell and disrupt the U.S. rates market and affect the U.S. economy.

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if you have any doubt or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI U.S. Small Cap Equity Fund - Class I Shares returned 1.98% on a net basis[1] in the twelve months ended August 31, 2023. The fund outperformed its benchmark, the S&P Small Cap 600 Low Volatility Index, which returned -5.34% during the same period.

●	Sector positioning accounted for nearly all the relative outperformance versus the benchmark.

●	The significant underweight to the Financials sector was the largest factor benefiting relative performance.

●

The fund is positioned with the largest, approximately 6%, sector overweight to the Industrials sector. The fund is also positioned with a large underweight exposure, approximately 17%, to the Real Estate sector.

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI U.S. Small Cap Equity Fund - Class I Shares returned 1.98% on a net basis1 in the twelve-month period ended August 31, 2023. The fund outperformed its benchmark, the S&P Small Cap 600 Low Volatility Index, which returned -5.34% during the same period. Performance of other share classes will differ. Please see the prospectus for details.

1 Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

What factors influenced the fund’s performance?

Overall, sector positioning accounted for 80% of the fund’s relative outperformance versus the benchmark while stock selection accounted for the remainder.

The Financials sector was the largest contributing sector, accounting for 69% of the fund’s relative outperformance. Within this sector, 58% of the outperformance was due to strong stock selection with the remaining 42% of relative outperformance due to the overweight position in the sector versus the benchmark. The three most contributing companies within the sector were: Assetmark Financial Holdings Inc. +49.38%, Houlihan Lokey Inc. +20.20%, and PJT Partners Inc. +18.31%. The three worst contributing companies were: Origin Bancorp Inc. -32.64%, Stewart Information Services Corp. -26.75%, and WestAmerica Bancorporation -18.59%.

The Healthcare sector was the next largest contributing sector, accounting for 22% of the fund’s relative outperformance. Within this sector, 23% of the outperformance was from stock selection and 77% of the outperformance was from the overweight positioning relative to the benchmark. The three most contributing companies in the Healthcare sector were: UFP Technologies Inc. +88.96%, Amphastar Pharmaceuticals Inc. +80.10%, and Corvel Corp. +39.30%. The three worst contributing companies were Omnicell Inc. -49.39%, Premier Inc. -35.26%, and Eagle Pharmaceuticals Inc. -20.51%.

The Materials sector was the third largest contributing sector, accounting for 16% of the fund’s relative outperformance. Within this sector, 50% of the outperformance was from stock selection and the remainder was from the overweight positioning relative to the benchmark. The three most contributing companies in the sector were: Hawkins Inc. +64.42%, Eagle Materials Inc. +26.72%, and Silgan Holdings Inc. +0.53%. The three worst contributing companies were: American Vanguard Corp. -30.26%, Advansix Inc. -15.81%, and Koppers Holdings Inc. -8.85%.

The Utilities sector was the largest detracting sector, accounting for -15% of the fund’s relative performance. Within this sector, 90% of the underperformance was from stock selection and the remaining 10% of the underperformance was due to the overweight position in the sector versus the benchmark. The three worst contributing companies in the Energy sector were: Hawaiian Electric Industries Inc. -65.84%, Clearway Energy Inc. -22.23%, and Chesapeake Utilities Corp. -14.26%.

The Real Estate sector was the next largest detracting sector, accounting for 3% of the fund’s performance. The three worst contributing companies in the Real Estate sector were: City Office REIT Inc. -24.03%, Rexford Industrial Realty Inc. -11.47%, and Ryman Hospitality Properties Inc. -7.63%.

Factor exposures accounted for 74% of the fund’s relative outperformance. The remaining 26% was due to positive stock selection. Slight overweight exposures to the residual volatility, and momentum factors all accounted for the most detracting factors to the fund’s relative performance. Benefitting the fund’s relative performance were overweight exposure to the variability and growth factors and underweight exposure to the dividend yield factor.

How is the fund positioned?

The fund is positioned with the largest, approximately 6%, sector overweight to Industrials. The fund is also positioned with underweight exposure to the Real Estate and Communication Services sectors, 17% and 2%, respectively. The next three overweighted sectors are Health Care +5%, Materials +4%, and Energy 2%.

Fund positioning from a factor standpoint shows the largest underweight exposure to dividend yield and leverage factors. The largest overweight exposures are to the earnings variability, growth, residual, and size relative to the benchmark.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

What is portfolio management’s outlook?

The aggressive federal funds interest rate hikes by the Federal Reserve during the past 16 months appear to be ending. The futures markets have priced in less than a 50% probability of one more tightening before the end of 2023. Although inflation has receded, common measures still exceed 4%, well above the 2% inflation target desired by the central bank. This means interest rates will likely remain near current levels until inflation numbers meaningfully decline. Additionally, the Federal Reserve balance sheet is shrinking at a modest pace every month, otherwise known as quantitative tightening.

The labor market remains strong in the U.S. with the unemployment rate still near 50-year lows and the number of jobs exceeding the total number of unemployed workers. Interest rate sensitive sectors such as housing and autos have slowed down considerably. The national average 30-year fixed mortgage rate now exceeds 7.70%. Consumer spending, the largest portion of the economy, remains strong with the most recent same-store-sales reports posting 3.8% year-on-year growth.

The full effects of considerable monetary tightening have not yet manifested, and a recession is still a near-term risk, although expectations of a “soft-landing” continue to increase. Overall, we see a mixed economic and financial market outlook which highlights the importance of a well-diversified portfolio of investments. This fund may serve as an important component of that portfolio for investors.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P SmallCap 600® Low Volatility Index measures the performance of the 120 least-volatile stocks in the S&P SmallCap 600®. The index is designed to serve as a benchmark for low volatility or low variance strategies in U.S. small-cap equities. It is not possible to invest directly in an index.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the fund seeks lower volatility, there is no guarantee the fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies.

Must be preceded or accompanied by a prospectus.

SGI U.S. Small Cap Equity Fund is distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

SGI Global Equity Fund
Class I Shares: SGLIX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

In 2022, downside protection was front and center. In 2023, risk appetite reversed and has been more concentrated. The market still has several risks that may have not fully come to bear, the war in Ukraine, expensive valuations, inflation, rising rates and possible policy shifts of the Federal Reserve. The market has largely ignored the fact that despite U.S. economic growth remaining relatively solid, the federal deficit is projected to be roughly $1.7 trillion for fiscal year 2023. Though the Federal Reserve has raised interest rates to fight inflation, inflation has continued to stay higher for longer. The recent rise in oil prices and U.S. Treasury issuance has strengthened our view of higher yields ahead. This continues to put pressure on mortgage rates, housing affordability, and could negatively impact the U.S. economy.

Higher rates may have one benefit beyond slowing or reducing inflation. Higher rates makes it more difficult for foreign holdings of U.S. Treasury securities to sell and disrupt the U.S. rates market and affect the U.S. economy.

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if you have any doubt or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Global Equity Fund - Class I Shares returned 6.39% on a net basis[1] in the twelve months ended August 31, 2023. The fund outperformed in-line with its benchmark, the MSCI ACWI Minimum Volatility Index, which returned 5.19% during the same period.

●	Country and sector allocation strength fully offset the weakness in stock selection.

●	Exposure to the U.S. stocks accounted for the most important factor in generating relative returns versus the benchmark.

●	The fund is positioned 4% overweight the Consumer Discretionary sector.

INVESTMENT OBJECTIVE

The SGI Global Equity Fund seeks long-term capital appreciation. There can be no guarantee that the fund will achieve its investment objective.

1 Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI Global Equity Fund - Class I Shares returned 6.39% on a net basis1 in the twelve months period ended August 31, 2023. The fund performed in line with its benchmark, the MSCI ACWI Minimum Volatility Index, which returned 5.19% during the same period.

What factors influenced the fund’s performance?

Overall, the country and sector allocation strength fully offset the weakness in stock selection resulting in performance in line with the benchmark for the annual period.

The fund’s overweight exposure to U.S. stocks accounted for the most important factor for generating relative returns versus the benchmark.

The Information Technology sector was the largest detracting sector, accounting for 12% of the returns. Within this sector, currency exposure from U.S. domiciled companies partially offset weak stock selection. The modest average sector overweight also hurt relative performance. The three worst contributing companies in the Information Technology sector were: Nice Ltd. -8.7%, Pure Storage Inc. -16.98%, and Apple Inc. -1.92%.

The Consumer Staples sector was the next largest detracting sector. The three worst contributing companies in the Consumer Staples sector were: Kellogg Co. -13.08%, Hormel Foods Corp. -18.9%, and BJ’s Wholesale Club Holdings Inc. -12.75%.

The Communications Services sector was the third largest detracting sector. Within this sector, an overweight allocation partially offset weak stock selection. The three worst contributing companies in the Communications Services sector were: Verizon Communications Inc. -19.53%, Vodafone Group PLC. -22.37%, and KT Corp -13.75%.

The Industrials sector was the most beneficial sector, accounting for 26% of the returns. Within this sector, 71% of the performance was from positive stock selection and the remainder was from being slightly overweight relative to the benchmark. The three best contributing companies in the Industrials sector were: Thomson Reuters Corp. +18.78%, Graco Inc. +25.26%, and UFP Industries Inc. +36.27%.

The overweight in the Health Care sector and the positive stock selection for the same sector contributed the most to returns as Novo Nordisk returned 77.14%.

Factor exposures in aggregate detracted from the fund’s relative performance but this was offset by positive exposure to U.S. and Canada domiciled companies. The overweight exposures to North America along with no exposure to China improved relative performance. The underweight exposure to the Japanese yen benefitted the fund’s relative performance because the Yen depreciated relative to the U.S. dollar.

How is the fund positioned?

The largest overweight relative to the benchmark is the Consumer Discretionary sector which is 4% overweight. Financials and Information Technology sectors are both 3% and 1.4% overweight the benchmark, respectively. The Utilities and Industrials sectors account for 4.5% and 3.4% underweight exposure relative to the benchmark, respectively. Information Technology, Communications Services, and Materials sectors are each positioned approximately 2% underweight the benchmark.

1 Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

The fund is positioned overweight North America versus the rest of the world. Fund positioning from a factor standpoint shows the largest overweighted exposure to valuation, momentum, and earnings variability while being underweight beta, size, and dividend yield relative to the benchmark.

What is portfolio management’s outlook?

The aggressive federal funds interest rate hikes by the Federal Reserve during the past 16 months appear to be ending. The futures markets have priced in less than a 50% probability of one more tightening before the end of 2023. Although inflation has receded, common measures still exceed 4%, well above the 2% inflation target desired by the central bank. This means interest rates will likely remain near current levels until inflation numbers meaningfully decline. Additionally, the Federal Reserve balance sheet is shrinking at a modest pace every month, otherwise known as quantitative tightening.

The labor market remains strong in the U.S. with the unemployment rate still near 50-year lows and the number of jobs exceeding the total number of unemployed workers. Interest rate sensitive sectors such as housing and autos have slowed down considerably. The national average 30-year fixed mortgage rate now exceeds 7.70%. Consumer spending, the largest portion of the economy, remains strong with the most recent same-store-sales reports posting 3.8% year-on-year growth.

The full effects of considerable monetary tightening have not yet manifested, and a recession is still a near-term risk, although expectations of a “soft-landing” continue to increase. Overall, we see a mixed economic and financial market outlook which highlights the importance of a well-diversified portfolio of investments. This fund may serve as an important component of that portfolio for investors.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The MSCI ACWI Index captures large and mid-cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With more than 3,000 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in an index.

The MSCI ACWI Minimum Volatility Index is designed to reflect the performance of the lowest volatility optimized version of the parent MSCI index. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the fund seeks lower volatility, there is no guarantee the fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies.

Must be preceded or accompanied by a prospectus.

The SGI Global Equity Fund is distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

SGI Prudent Growth Fund (SGPGX)

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

In 2022, downside protection was front and center. In 2023, risk appetite reversed and has been more concentrated. The market still has several risks that may have not fully come to bear, the war in Ukraine, expensive valuations, inflation, rising rates and possible policy shifts of the Federal Reserve. The market has largely ignored the fact that despite U.S. economic growth remaining relatively solid, the federal deficit is projected to be roughly $1.7 trillion for fiscal year 2023. Though the Federal Reserve, has raised interest rates to fight inflation, inflation has continued to stay higher for longer. The recent rise in oil prices and U.S. Treasury issuance has strengthened our view of higher yields ahead. This continues to put pressure on mortgage rates, housing affordability, and could negatively impact the U.S. economy.

Higher rates may have one benefit beyond slowing or reducing inflation. Higher rates makes it more difficult for foreign holdings of U.S. Treasury securities to sell and disrupt the U.S. rates market and affect the U.S. economy.

For all the various ups and downs of the market, we will continue to follow our processes and seek to create long-term capital appreciation. Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if you have any doubt or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Prudent Growth Fund returned 5.04% on a net basis[1] in the twelve months ended August 31, 2023. The fund underperformed its composite benchmark, a 60%/40% mix of the S&P 500 Index and the Bloomberg US Aggregate Bond Index, which returned 9.04%.

●	Overweight average exposure to low volatility funds hurt relative performance.

●	Good performance from Global, Europe Australia Asia and the Far East (EAFE), Large Cap and Small Cap equities.

●	Underweight exposure to fixed income helped the portfolio as rates continued to rise.

INVESTMENT OBJECTIVE

The SGI Prudent Growth Fund seeks long-term capital appreciation. There can be no guarantee that the fund will achieve its investment objective.

1 Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI Prudent Growth Fund returned 5.04% on a net basis1 in the twelve months ended August 31, 2023. The fund underperformed its composite benchmark, a 60%/40% mix of the S&P 500 Index and the Bloomberg US Aggregate Bond Index, which returned 9.04%.

What factors influenced the fund’s performance?

The largest factor accounting for the fund’s underperformance relative to the composite benchmark was the lack of large cap exposure. All but two of the equity funds in of our diversified group of funds underperformed the S&P 500 portion of the composite benchmark. Our average underweight towards fixed income helped us in the rising rates environment.

Global (SGI Global Equity “SGLIX”), EAFE (iShares Core MSCI EAFE ETF “IEFA”), Large Cap (Vanguard S&P 500 ETF “VOO” and SGI Large Cap Growth ETF “SGLC”), US Small Cap (SGI Small Cap Growth “BOGIX”) were the best performers, making up a total average weight of 38%. While low volatility funds (SGI US Large Cap Equity Fund “SILVX” and SGI U.S. Small Cap Equity Fund “SCLVX”) had an average weight of 16% and were the largest detractors to performance.

Our average underweight of -26% to US Bond Aggregate (iShares U.S. Aggregate “AGG”) helped outperformance in the fixed income portion of the portfolio.

How is the fund positioned?

Currently, the fund has 60% exposure to equities, 20% exposure to fixed income, and 20% allocation to SGI Dynamic Tactical ETF (DYTA).

What is portfolio management’s outlook?

The aggressive federal funds interest rate hikes by the Federal Reserve during the past 16 months appear to be ending. The futures markets have priced in less than a 50% probability of one more tightening before the end of 2023. Although inflation has receded, common measures still exceed 4%, well above the 2% inflation target desired by the central bank. This means interest rates will likely remain near current levels until inflation numbers meaningfully decline. Additionally, the Federal Reserve balance sheet is shrinking at a modest pace every month, otherwise known as quantitative tightening.

The labor market remains strong in the U.S. with the unemployment rate still near 50-year lows and the number of jobs exceeding the total number of unemployed workers. Interest rate sensitive sectors such as housing and autos have slowed down considerably. The national average 30-year fixed mortgage rate now exceeds 7.70%. Consumer spending, the largest portion of the economy, remains strong with the most recent same-store-sales reports posting 3.8% year-on-year growth.

The full effects of considerable monetary tightening have not yet manifested, and a recession is still a near-term risk, although expectations of a “soft-landing” continue to increase. Overall, we see a mixed economic and financial market outlook which highlights the importance of a well-diversified portfolio of investments. This fund may serve as an important component of that portfolio for investors.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

1 Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the fund seeks lower volatility, there is no guarantee the fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of small and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Although the fund seeks lower volatility, there is no guarantee the fund will perform as expected. The fund may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater in emerging markets. To the extent the fund invests in underlying funds that focus their investments on a particular industry or sector, the fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

Must be preceded or accompanied by a prospectus.

The SGI Prudent Growth Fund is distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

SGI Peak Growth Fund (SGPKX)

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

In 2022, downside protection was front and center. In 2023, risk appetite reversed and has been more concentrated. The market still has several risks that may have not fully come to bear, the war in Ukraine, expensive valuations, inflation, rising rates and possible policy shifts of the Federal Reserve. The market has largely ignored the fact that despite U.S. economic growth remaining relatively solid, the federal deficit is projected to be roughly $1.7 trillion for fiscal year 2023. Though the Federal Reserve has raised interest rates to fight inflation, inflation has continued to stay higher for longer. The recent rise in oil prices and U.S. Treasury issuance has strengthened our view of higher yields ahead. This continues to put pressure on mortgage rates, housing affordability, and could negatively impact the U.S. economy.

Higher rates may have one benefit beyond slowing or reducing inflation. Higher rates makes it more difficult for foreign holdings of U.S. Treasury securities to sell and disrupt the U.S. rates market and affect the U.S. economy.

For all the various ups and downs of the market, we will continue to follow our processes and seek to create long-term capital appreciation. Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if you have any doubt or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Peak Growth Fund returned 6.22% on a net basis[1] in the twelve months ended August 31, 2023. The fund underperformed its benchmark, the S&P 500 Index, which returned 15.94% during the same period.

●	Underweight Large Cap stocks was the largest factor leading to underperformance.

●	Good relative performance from Global, Europe Australia Asia and the Far East (EAFE), Large Cap and Small Cap equities.

●	The Artificial Intelligence (AI) rally positioned the benchmark to be hard to beat, overweight average exposure to low volatility funds hurt relative performance.

INVESTMENT OBJECTIVE

The SGI Peak Growth Fund seeks capital appreciation. There can be no guarantee that the fund will achieve its investment objective.

1 Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI Peak Growth Fund returned 6.22% on a net basis1 in the twelve months ended August 31, 2023. The fund underperformed its benchmark, the S&P 500 Index, which returned 15.94% during the same period.

What factors influenced the fund’s performance?

The largest factor accounting for the fund’s underperformance relative to the composite benchmark was the lack of large cap exposure. All but two of the funds in of our diversified group of funds underperformed the S&P 500 benchmark.

Global (SGI Global Equity “SGLIX”), EAFE (iShares Core MSCI EAFE ETF “IEFA”), Large Cap (Vanguard S&P 500 ETF “VOO” and SGI Large Cap Growth ETF “SGLC”), US Small Cap (SGI Small Cap Growth “BOGIX”) were the best performers, making up a total average weight of 61%.

The AI rally led to a “risk on” equity rally which left our average overweight of 24% in low volatility funds to be among our largest detractors to performance.

How is the fund positioned?

Currently, the fund has 90% exposure to a diversified equity portfolio and 10% allocation to SGI Dynamic Tactical ETF (DYTA).

What is portfolio management’s outlook?

The aggressive federal funds interest rate hikes by the Federal Reserve during the past 16 months appear to be ending. The futures markets have priced in less than a 50% probability of one more tightening before the end of 2023. Although inflation has receded, common measures still exceed 4%, well above the 2% inflation target desired by the central bank. This means interest rates will likely remain near current levels until inflation numbers meaningfully decline. Additionally, the Federal Reserve balance sheet is shrinking at a modest pace every month, otherwise known as quantitative tightening.

The labor market remains strong in the U.S. with the unemployment rate still near 50-year lows and the number of jobs exceeding the total number of unemployed workers. Interest rate sensitive sectors such as housing and autos have slowed down considerably. The national average 30-year fixed mortgage rate now exceeds 7.70%. Consumer spending, the largest portion of the economy, remains strong with the most recent same-store-sales reports posting 3.8% year-on-year growth.

The full effects of considerable monetary tightening have not yet manifested, and a recession is still a near-term risk, although expectations of a “soft-landing” continue to increase. Overall, we see a mixed economic and financial market outlook which highlights the importance of a well-diversified portfolio of investments. This fund may serve as an important component of that portfolio for investors.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

1 Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of small and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Although the fund seeks lower volatility, there is no guarantee the fund will perform as expected. The fund may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater in emerging markets. To the extent the fund invests in underlying funds that focus their investments on a particular industry or sector, the fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

Must be preceded or accompanied by a prospectus.

The SGI Peak Growth Fund is distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

SGI Small Cap Core Fund
Class I Shares: BOGIX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

In 2022, downside protection was front and center. In 2023, risk appetite reversed and has been more concentrated. The market still has several risks that may have not fully come to bear, the war in Ukraine, expensive valuations, inflation, rising rates and possible policy shifts of the Federal Reserve. The market has largely ignored the fact that despite U.S. economic growth remaining relatively solid, the federal deficit is projected to be roughly $1.7 trillion for fiscal year 2023. Though the Federal Reserve has increased interest rates to fight inflation, inflation has continued to stay higher for longer. The recent rise in oil prices and U.S. Treasury issuance has strengthened our view of higher yields ahead. This continues to put pressure on mortgage rates, housing affordability, and could negatively impact the U.S. economy.

Higher rates may have one benefit beyond slowing or reducing inflation. Higher rates makes it more difficult for foreign holdings of U.S. Treasury securities to sell and disrupt the U.S. rates market and affect the U.S. economy.

For all the various ups and downs of the market, we will continue to follow our processes and seek to create long-term capital appreciation. Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if you have any doubt or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Small Cap Core Fund - Class I Shares returned 8.37% on a net basis[1] in the twelve months ended August 31, 2023. The fund significantly outperformed its benchmark, the Russell 2000 Index, which returned 4.65% during the same period.

●	Strong stock selection was the primary reason for the outperformance versus the benchmark.

●	The Industrials sector exposure contributed the most to relative returns.

●	In terms of sector exposures, an overweight exposure to the Industrials and Consumer Discretionary sectors and underweight exposure to the Real sector benefited relative returns.

INVESTMENT OBJECTIVE

The SGI Small Cap Core Fund seeks long-term capital appreciation. There can be no guarantee that the fund will achieve its investment objective.

1 Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI Small Cap Growth Fund - Class I Shares returned 8.37% on a net basis1 in the twelve-month period ended August 31, 2023. The fund significantly outperformed its benchmark, the Russell 2000 Index, which returned 4.65% during the same period.

What factors influenced the fund’s performance?

Overall, stock selection accounted for 57% of the fund’s relative outperformance versus the benchmark while sector positioning accounted for the remainder.

The Industrials sector was the largest contributing sector, accounting for 52% of the fund’s relative outperformance. Within this sector, 60% of the outperformance was due to strong stock selection with the remaining 40% of relative outperformance due to the overweight position in the sector versus the benchmark. The three most contributing companies in the Industrials sector were: Simpson Manufacturing Co. Inc +74.27%, Boise Cascade Co. +47.20%, and GMS Inc. +43.86%. The three worst contributing companies were: The Shyft Group Inc. -41.34%, Asgn Inc. -33.69%, and Allegiant Travel Co. -22.36%.

The Consumer Discretionary sector was the next largest contributing sector, accounting for 21% of the fund’s relative outperformance. Within this sector, 82% of the outperformance was from stock selection and the remainder was from the overweight positioning relative to the benchmark. The three most contributing companies in the Consumer Discretionary sector were: Winmark Corp. +81.39%, Tri Pointe Homes Inc. +79.46%, and Meritage Homes Corp. +70.25%. The three worst contributing companies were Macy’s Inc. -33.14%, Arko Corp. -25.62%, and Malibu Boats Inc. -18.80%.

The Information Technology sector was the third largest contributing sector, accounting for 17% of the fund’s relative outperformance. Within this sector, 99% of the outperformance was from stock selection and the remainder was from the overweight positioning relative to the benchmark. The three most contributing companies in the Info Tech sector were: Credo Technology Group Holding Ltd. +117.15%, Allegro Microsystems Inc. +84.95%, and Teradata Corp. +56.41%. The three worst contributing companies were: Rapid7 Inc. -50.09%, Viavi Solutions Inc. -33.88%, and Varonis Systems Inc. -30.54%.

The Energy sector was the largest, and only, detracting sector, accounting for -24% of the fund’s relative performance. Within this sector, 77% of the underperformance was from stock selection and the remaining 23% of the underperformance was due to the overweight position in the sector versus the benchmark. The three worst contributing companies in the Energy sector were: Propetro Holding Corp. -13.86%, Talos Energy Inc. -10.81%, and Golar LNG Ltd. -10.11%.

Factor exposures accounted for all the fund’s relative outperformance. Overweight exposures to the valuation, variability, profitability, and growth factors and underweight exposure to the residual volatility factor all accounted for the five most contributing factors to the fund’s relative outperformance. Detracting from the fund’s relative performance were slight overweight exposure to momentum and slight underweight exposure to beta.

How is the fund positioned?

The two largest sectors overweight relative to the benchmark are in the Industrials and Materials sectors which are 10.0% and 1.9% overweight, respectively. The largest sector underweights are in the Financials, Energy, and Information Technology sectors where the fund holds 3.9%, 3.7%, and 3.3% less exposure than the benchmark, respectively. The fund is also slightly underweighted the Real Estate sector by 1.6%.

1 Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (CONCLUDED)
AUGUST 31, 2023 (UNAUDITED)

Fund positioning from a factor standpoint shows the largest overweight exposure to earnings yield, profitability, and valuation factors and underweighted exposure to residual volatility, beta, dividend yield, and liquidity factors relative to the benchmark.

What is portfolio management’s outlook?

The aggressive federal funds interest rate hikes by the Federal Reserve during the past 16 months appear to be ending. The futures markets have priced in less than a 50% probability of one more tightening before the end of 2023. Although inflation has receded, common measures still exceed 4%, well above the 2% inflation target desired by the central bank. This means interest rates will likely remain near current levels until inflation numbers meaningfully decline. Additionally, the Federal Reserve balance sheet is shrinking at a modest pace every month, otherwise known as quantitative tightening.

The labor market remains strong in the U.S. with the unemployment rate still near 50-year lows and the number of jobs exceeding the total number of unemployed workers. Interest rate sensitive sectors such as housing and autos have slowed down considerably. The national average 30-year fixed mortgage rate now exceeds 7.70%. Consumer spending, the largest portion of the economy, remains strong with the most recent same-store-sales reports posting 3.8% year-on-year growth.

The full effects of considerable monetary tightening have not yet manifested, and a recession is still a near-term risk, although expectations of a “soft-landing” continue to increase. Overall, we see a mixed economic and financial market outlook which highlights the importance of a well-diversified portfolio of investments. This fund may serve as an important component of that portfolio for investors.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the fund seeks lower volatility, there is no guarantee the fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies.

Must be preceded or accompanied by a prospectus.

The SGI Small Cap Core Fund is distributed by Quasar Distributors, LLC.

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Large Cap Equity Fund - Class I Shares
vs. S&P 500® Low Volatility Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Low Volatility Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2023
	One Year	Five Years	Ten Years	Since Inception(1)
Class I Shares	6.02%	5.67%	9.65%	10.06%
S&P 500® Low Volatility Index(2)	-0.57%	6.75%	9.82%	10.47%

(1)	Class I Shares of the Fund commenced operations on February 29, 2012.

(2)	Benchmark performance is from the inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2022, are 0.96% and 0.92%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Summit Global Investments, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2023 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 0.98% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.98% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2023 (UNAUDITED)

to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Low Volatility Index (“S&P 500® Low Volatility Index”). The S&P 500® Low Volatility Index is designed to measure the performance of the 100 least volatile stocks of the S&P 500® Index. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Equity Fund - Class A Shares
vs. S&P 500® Low Volatility Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 5.25% to a net initial investment of $9,475, in the Fund’s Class A Shares made on August 31, 2013 using the performance of Class I shares prior to commencement of Class A operations (commenced operations on October 29, 2015) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Low Volatility Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2023
	One Year	Five Years	Ten Years	Since Inception(1)
Class A Shares (without sales charge) (Pro forma February 29, 2012 to October 29, 2015)	5.69%	5.41%	9.39%*	9.80%*
Class A Shares (with sales charge) (Pro forma February 29, 2012 to October 29, 2015)	0.15%	4.28%	9.39%*	9.80%*
S&P 500® Low Volatility Index(2)	-0.57%	6.75%	9.82%	10.47%

*	Class A Shares performance prior to its inception on October 29, 2015 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.

(1)	Class A Shares of the Fund commenced operations on October 29, 2015.

(2)	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2022, are 1.21% and 1.17%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Summit Global Investments, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2023 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse certain expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Low Volatility Index (“S&P 500® Low Volatility Index”). The S&P 500® Low Volatility Index is designed to measure the performance of the 100 least volatile stocks of the S&P 500® Index. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Equity Fund - Class C Shares
vs. S&P 500® Low Volatility Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on August 31, 2013 using the performance of Class I shares prior to commencement of Class C operations (commenced operations on December 31, 2015) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2023
	One Year	Five Years	Ten Years	Since Inception(1)
Class C Shares (Pro forma February 29, 2012 to December 31, 2015)	4.93%	4.72%	8.56%*	8.97%*
S&P 500® Low Volatility Index(2)	-0.57%	6.75%	9.72%	10.47%

*	Class C Shares performance prior to its inception on December 31, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

(1)	Class C Shares of the Fund commenced operations on December 31, 2015.

(2)	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2022, are 1.96% and 1.92%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Summit Global Investments, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2023 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.98% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.98%: acquired fund fees and expenses,

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before December 31, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.98% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Low Volatility Index (“S&P 500® Low Volatility Index”). The S&P 500® Low Volatility Index is designed to measure the performance of the 100 least volatile stocks of the S&P 500® Index. It is impossible to invest directly in an index.

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Small Cap Equity Fund - Class I Shares
vs. S&P SmallCap 600® Low Volatility Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P SmallCap 600® Low Volatility Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2023
	One Year	Three Years	Five Years	Since Inception(1)
Class I Shares	1.98%	4.76%	-2.34%	4.14%
S&P SmallCap 600® Low Volatility Index(2)	-5.34%	8.04%	-1.40%	4.96%

(1)	Class I Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from the inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2022, are 1.46% and 1.23%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Summit Global Investments, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2023 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s SmallCap 600® Low Volatility Index (“S&P SmallCap 600® Low Volatility Index®”). The S&P SmallCap 600® Low Volatility Index measures the performance of the 120 least-volatile stocks in the S&P SmallCap 600® Index. The index is designed to serve as a benchmark for low volatility or low variance strategies in U.S. small-cap equities. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Small Cap Equity Fund - Class A Shares
vs. S&P SmallCap 600® Low Volatility Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class A Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P SmallCap 600® Low Volatility Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2023
	One Year	Three Years	Five Years	Since Inception(1)
Class A Shares (without sales charge)	1.73%	4.50%	-2.57%	3.91%
Class A Shares (with sales charge)	-3.61%	2.65%	-3.61%	3.16%
S&P SmallCap 600® Low Volatility Index(2)	-5.34%	8.04%	-1.40%	4.96%

(1)	Class A Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from the inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2022, are 1.71% and 1.48%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Summit Global Investments, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2023 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.48% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

taken into account and could cause net total annual Fund operating expenses to exceed 1.48%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.48% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s SmallCap 600® Low Volatility Index (“S&P SmallCap 600® Low Volatility Index®”). The S&P SmallCap 600® Low Volatility Index measures the performance of the 120 least-volatile stocks in the S&P SmallCap 600® Index. The index is designed to serve as a benchmark for low volatility or low variance strategies in U.S. small-cap equities. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Small Cap Equity Fund - Class C Shares
vs. S&P Small Cap 600® Low Volatility Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P Small Cap 600® Low Volatility Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2023
	One Year	Three Years	Five Years	Since Inception(1)
Class C Shares	0.96%	3.89%	-3.20%	3.19%
S&P Small Cap 600® Low Volatility Index(2)	-5.34%	8.04%	-1.40%	4.96%

(1)	Class C Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from the inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2022, are 2.46% and 2.23%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Summit Global Investments, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2023 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 2.23% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 2.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.23% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s SmallCap 600® Low Volatility Index (“S&P SmallCap 600® Low Volatility Index®”). The S&P SmallCap 600® Low Volatility Index measures the performance of the 120 least-volatile stocks in the S&P SmallCap 600® Index. The index is designed to serve as a benchmark for low volatility or low variance strategies in U.S. small-cap equities. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in SGI Global Equity Fund - Class I Shares
vs. MSCI ACWI Minimum Volatility Index

This chart assumes a hypothetical $1,000,000 minimum initial investment, in the Fund’s Class I Shares made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI Minimum Volatility Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2023(1)
	One Year	Five Years	Ten Years	Since Inception
Class I Shares(2)	6.39%	5.25%	7.12%	13.08%
MSCI ACWI Minimum Volatility Index(3)	5.19%	5.00%	7.79%	9.65%

(1)	Returns for periods prior to January 3, 2017 were generated under the management of the Fund’s former investment adviser and reflect a previous investment strategy.

(2)

The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Fund. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009.

(3)	Benchmark performance is from the inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2022, are 1.01% and 0.84%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Summit Global Investments, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2023 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest)

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

do not exceed 0.84% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2023 unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.84% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

The MSCI ACWI Minimum (USD) Volatility Index (the “Index”) is designed to reflect the performance of the lowest volatility optimized version of the parent MSCI index. The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. With more than 3,000 constituents, the Index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in an index.

SGI PRUDENT GROWTH FUND - CLASS I SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI Prudent Growth Fund - Class I Shares
vs. S&P 500® Index and Composite Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Class I Shares made on June 8, 2020 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index and Composite Index are unmanaged, do not incur expenses and are not available for investment.

Average Annual Total Returns for the periods ended August 31, 2023
	One Year	Three Years	Since Inception(1)
Class I Shares	5.04%	0.94%	2.71%
S&P 500® Index(2)	15.94%	10.52%	12.61%
Composite Index(3)	9.04%	4.57%	6.12%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

(3)	The Composite Index is comprised of the S&P 500® Index and Bloomberg US Aggregate Bond Index, weighted 60% and 40%, respectively.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2022 are 2.11% and 2.20%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Summit Global Investments, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2023 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.70% of the average daily net assets attributable to the Fund’s Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, fund services administrative fee, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to

SGI PRUDENT GROWTH FUND - CLASS I SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. It is not possible to invest directly in an index.

SGI PEAK GROWTH FUND - CLASS I SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI Peak Growth Fund - Class I Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Class I Shares made on June 8, 2020 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2023
	One Year	Three Years	Since Inception(1)
Class I Shares	6.22%	2.71%	5.41%
S&P 500® Index(2)	15.94%	10.52%	12.61%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2022 are 2.35% and 2.47%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Summit Global Investments, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2023 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.70% of the average daily net assets attributable to the Fund’s Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, fund services administrative fee, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI PEAK GROWTH FUND - CLASS I SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI SMALL CAP CORE FUND - CLASS I SHARES

Performance Data (continued)

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in SGI Small Cap Core Fund
vs. Russell 2000® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund made on August 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2023
	One Year	Five Years	Ten Years	Since Inception(1)
Class I Shares	8.37%	5.46%	8.76%	10.46%
Russell 2000® Index(2)	4.65%	3.14%	7.96%	7.90%

(1)	Inception date of the Fund is October 1, 1999.

(2)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2022, are 1.33% and 1.23%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Summit Global Investments, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2023 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed

SGI SMALL CAP CORE FUND - CLASS I SHARES

Performance Data (CONCLUDED)

August 31, 2023 (UNAUDITED)

expense limitations that were in effect at the time of the waiver or reimbursement. The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples

August 31, 2023 (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023 and held for the entire period.

Actual Expenses

The first line of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	SGI U.S. Large Cap Equity Fund
	Beginning Account Value MARCH 1, 2023	Ending Account Value AUGUST 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$1,000.00	$1,035.70	$ 5.03	0.98%	3.57%
Class A Shares	1,000.00	1,034.40	6.31	1.23	3.44
Class C Shares	1,000.00	1,030.50	10.13	1.98	3.05

Hypothetical (5% return before expenses)
Class I Shares	$1,000.00	$1,020.27	$ 4.99	0.98%	N/A
Class A Shares	1,000.00	1,019.00	6.26	1.23	N/A
Class C Shares	1,000.00	1,015.22	10.06	1.98	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (CONTINUED)

August 31, 2023 (UNAUDITED)

	SGI U.S. Small Cap Equity Fund
	Beginning Account Value MARCH 1, 2023	Ending Account Value AUGUST 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$1,000.00	$ 993.10	$ 6.18	1.23%	-0.69%
Class A Shares	1,000.00	991.30	7.43	1.48	-0.87
Class C Shares	1,000.00	987.30	11.17	2.23	-1.27

Hypothetical (5% return before expenses)
Class I Shares	$1,000.00	$ 1,019.00	$ 6.26	1.23%	N/A
Class A Shares	1,000.00	1,017.74	7.53	1.48	N/A
Class C Shares	1,000.00	1,013.96	11.32	2.23	N/A

	SGI Global Equity Fund
	Beginning Account Value MARCH 1, 2023	Ending Account Value AUGUST 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$1,000.00	$1,038.70	$ 4.32	0.84%	3.87%

Hypothetical (5% return before expenses)
Class I Shares	$1,000.00	$1,020.97	$ 4.28	0.84%	N/A

	SGI Prudent GROWTH Fund
	Beginning Account Value MARCH 1, 2023	Ending Account Value AUGUST 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$1,000.00	$1,035.20	$ 7.13	1.39%	3.52%

Hypothetical (5% return before expenses)
Class I Shares	$1,000.00	$1,018.20	$ 7.07	1.39%	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (Concluded)

August 31, 2023 (UNAUDITED)

	SGI Peak Growth Fund
	Beginning Account Value MARCH 1, 2023	Ending Account Value AUGUST 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$1,000.00	$1,034.10	$ 7.43	1.45%	3.41%

Hypothetical (5% return before expenses)
Class I Shares	$1,000.00	$1,017.90	$ 7.37	1.45%	N/A

	SGI small cap CORE Fund
	Beginning Account Value MARCH 1, 2023	Ending Account Value AUGUST 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$1,000.00	$1,010.70	$ 6.23	1.23%	1.07%

Hypothetical (5% return before expenses)
Class I Shares	$1,000.00	$1,019.00	$ 6.26	1.23%	N/A

*

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2023 to August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. Each Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for each Fund.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2023 (UNAUDITED)

SECURITY TYPE/CLASSIFICATION	% of Net Assets	Value
COMMON STOCKS
Insurance	11.5%	$44,347,449
Software	10.9	41,852,239
Pharmaceuticals	10.5	40,385,118
Food	9.0	34,594,155
Healthcare-Services	8.1	31,300,535
Retail	5.4	20,951,144
Biotechnology	4.9	19,023,918
Internet	4.4	16,988,146
REITS	3.4	13,120,687
Electric	3.3	12,525,837
Telecommunications	2.9	11,152,568
Cosmetics/Personal Care	2.8	10,901,919
Airlines	2.6	10,108,363
Commercial Services	2.3	8,972,697
Computers	2.3	8,545,277
Pipelines	2.1	7,908,895
Oil & Gas	1.8	7,059,592
Home Builders	1.6	6,109,482
Iron/Steel	1.2	4,770,968
Distribution/Wholesale	1.0	3,668,459
Banks	0.9	3,636,243
Diversified Financial Services	0.9	3,428,412
Electronics	0.8	2,945,930
Healthcare-Products	0.8	2,902,501
Building Materials	0.7	2,503,159
Gas	0.5	1,966,860
Hand/Machine Tools	0.4	1,629,865
Beverages	0.4	1,340,524
Semiconductors	0.3	1,206,804
Media	0.3	1,111,014
Agriculture	0.2	925,669
Transportation	0.2	833,248
Machinery-Diversified	0.2	777,569
SHORT-TERM INVESTMENTS
Money Market Deposit Account	1.4	5,558,821
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(121,801)
NET ASSETS	100.0%	$384,932,266

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments

AUGUST 31, 2023

	Number of Shares	Value
COMMON STOCKS — 98.6%
Agriculture — 0.2%
Archer-Daniels-Midland Co.	11,673	$925,669
Airlines — 2.6%
Delta Air Lines, Inc.	116,824	5,009,413
United Airlines Holdings, Inc. *	102,368	5,098,950
		10,108,363
Banks — 0.9%
Fifth Third Bancorp	32,455	861,680
JPMorgan Chase & Co.	18,961	2,774,563
		3,636,243
Beverages — 0.4%
Monster Beverage Corp. *	23,350	1,340,524
Biotechnology — 4.9%
Gilead Sciences, Inc.	119,683	9,153,356
Vertex Pharmaceuticals, Inc. *	28,336	9,870,562
		19,023,918
Building Materials — 0.7%
Martin Marietta Materials, Inc.	1,754	783,003
Owens Corning	11,953	1,720,156
		2,503,159
Commercial Services — 2.3%
Automatic Data Processing, Inc.	19,995	5,090,927
Global Payments, Inc.	7,809	989,322
Rollins, Inc.	73,097	2,892,448
		8,972,697
Computers — 2.3%
Accenture PLC, Class A, (Ireland)	19,735	6,389,601
Cognizant Technology Solutions Corp., Class A	30,103	2,155,676
		8,545,277
Cosmetics/Personal Care — 2.8%
Colgate-Palmolive Co.	148,386	10,901,919
Distribution/Wholesale — 1.0%
Copart, Inc. *	17,832	799,409
Fastenal Co.	15,100	869,458
WW Grainger, Inc.	2,800	1,999,592
		3,668,459
Diversified Financial Services — 0.9%
LPL Financial Holdings, Inc.	14,868	3,428,412
Electric — 3.3%
American Electric Power Co., Inc.	13,400	1,050,560
DTE Energy Co.	37,100	3,835,398
PPL Corp.	67,361	1,678,636
WEC Energy Group, Inc.	11,200	942,144
Xcel Energy, Inc.	87,854	5,019,099
		12,525,837
Electronics — 0.8%
Keysight Technologies, Inc. *	22,100	$2,945,930
Food — 9.0%
ConAgra Foods, Inc.	28,400	848,592
Hershey Co., (The)	60,045	12,901,269
Kroger Co., (The)	112,629	5,224,859
Lamb Weston Holdings, Inc.	90,884	8,853,011
Mondelez International, Inc., Class A	32,400	2,308,824
Sysco Corp.	64,000	4,457,600
		34,594,155
Gas — 0.5%
NiSource, Inc.	73,500	1,966,860
Hand/Machine Tools — 0.4%
Snap-on, Inc.	6,068	1,629,865
Healthcare-Products — 0.8%
IDEXX Laboratories, Inc. *	3,942	2,015,978
ResMed, Inc.	5,555	886,523
		2,902,501
Healthcare-Services — 8.1%
Elevance Health, Inc.	26,552	11,736,250
HCA Healthcare, Inc.	2,944	816,371
Humana, Inc.	1,568	723,836
Molina Healthcare, Inc. *	39,153	12,142,128
UnitedHealth Group, Inc.	12,342	5,881,950
		31,300,535
Home Builders — 1.6%
NVR, Inc. *	958	6,109,482
Insurance — 11.5%
American International Group, Inc.	36,752	2,150,727
Arch Capital Group Ltd., (Bermuda) *	76,650	5,891,319
Chubb Ltd., (Switzerland)	6,000	1,205,220
Cincinnati Financial Corp.	54,285	5,742,810
Everest Group, Ltd., (Bermuda) *	6,268	2,260,742
Hartford Financial Services Group, Inc., (The)	11,037	792,677
MetLife, Inc.	30,966	1,961,387
Progressive Corp., (The)	73,349	9,789,891
Prudential Financial, Inc.	106,521	10,084,343
W R Berkley Corp.	72,233	4,468,333
		44,347,449
Internet — 4.4%
Alphabet, Inc., Class A *	118,885	16,188,570
VeriSign, Inc. *	3,848	799,576
		16,988,146

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2023

	Number of Shares	Value
Iron/Steel — 1.2%
Steel Dynamics, Inc.	44,760	$4,770,968
Machinery-Diversified — 0.2%
AGCO Corp.	6,003	777,569

Media — 0.3%
Fox Corp., Class A	33,606	1,111,014
Oil & Gas — 1.8%
Chevron Corp.	5,389	868,168
Valero Energy Corp.	47,663	6,191,424
		7,059,592
Pharmaceuticals — 10.5%
AbbVie, Inc.	39,324	5,779,055
Bristol-Myers Squibb Co.	101,980	6,287,067
Cencora, Inc.	46,244	8,138,019
Cigna Group, (The)	2,800	773,528
Eli Lilly & Co.	5,779	3,202,722
McKesson Corp.	15,398	6,348,904
Merck & Co., Inc.	82,296	8,968,618
Zoetis, Inc.	4,657	887,205
		40,385,118
Pipelines — 2.1%
Cheniere Energy, Inc.	37,780	6,165,696
Targa Resources Corp.	20,211	1,743,199
		7,908,895
REITS — 3.4%
Crown Castle, Inc.	6,811	684,505
Host Hotels & Resorts, Inc.	355,754	5,617,356
Kimco Realty Corp.	158,941	3,010,343
SBA Communications Corp.	7,510	1,686,220
Simon Property Group, Inc.	18,700	2,122,263
		13,120,687
Retail — 5.4%
Costco Wholesale Corp.	1,700	933,776
Genuine Parts Co.	6,100	937,753
McDonald’s Corp.	21,455	6,032,073
Starbucks Corp.	32,819	3,197,883
TJX Cos., Inc., (The)	9,399	869,220
Ulta Beauty, Inc. *	1,900	788,557
Wal-Mart Stores, Inc.	14,100	2,292,801
Yum! Brands, Inc.	45,595	5,899,081
		20,951,144
Semiconductors — 0.3%
Applied Materials, Inc.	7,900	1,206,804
Software — 10.9%
Adobe Systems, Inc. *	11,915	6,664,536
Electronic Arts, Inc.	82,162	9,857,797
HubSpot, Inc. *	2,637	1,441,173
Manhattan Associates, Inc. *	12,356	2,503,573
Microsoft Corp.	40,983	$13,432,588
MSCI, Inc.	1,704	926,329
Salesforce.com, Inc. *	22,879	5,066,783
Synopsys, Inc. *	4,270	1,959,460
		41,852,239
Telecommunications — 2.9%
Cisco Systems, Inc.	194,465	11,152,568

Transportation — 0.2%
JB Hunt Transport Services, Inc.	4,435	833,248
TOTAL COMMON STOCKS (COST $334,773,096)		379,495,246

SHORT-TERM INVESTMENTS — 1.4%
U.S. Bank Money Market Deposit Account, 5.20% (a)	5,558,821	5,558,821
TOTAL SHORT-TERM INVESTMENTS (COST $5,558,821)		5,558,821
TOTAL INVESTMENTS (COST $340,331,917) — 100.0%		385,054,067
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(121,801)
TOTAL NET ASSETS — 100.0%		$384,932,266

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2023.

MSCI Morgan Stanley Capital International

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2023 (UNAUDITED)

SECURITY TYPE/CLASSIFICATION	% of Net Assets	Value
COMMON STOCKS
Food	9.7%	$3,625,225
Insurance	9.1	3,392,761
Commercial Services	6.6	2,483,025
Retail	5.3	1,991,652
Transportation	5.0	1,853,825
Pharmaceuticals	4.4	1,640,966
Chemicals	4.3	1,602,264
Building Materials	4.1	1,541,918
Banks	3.9	1,444,404
Airlines	3.6	1,337,341
Computers	3.4	1,271,067
Software	2.9	1,087,269
Electric	2.8	1,037,438
Healthcare-Products	2.8	1,031,586
Engineering and Construction	2.7	1,023,576
Water	2.3	852,917
Diversified Financial Services	2.3	848,267
Healthcare-Services	2.2	811,696
Iron/Steel	2.1	802,527
Machinery-Diversified	1.9	711,833
Oil & Gas	1.7	633,981
REITS	1.6	600,730
Metal Fabricate/Hardware	1.3	501,231
Home Furnishings	1.2	435,274
Real Estate	1.1	432,238
Agriculture	1.1	410,129
Biotechnology	1.0	387,188
Gas	1.0	373,749
Telecommunications	0.8	309,898
Home Builders	0.8	300,633
Auto Parts & Equipment	0.8	282,909
Packaging & Containers	0.7	275,022
Internet	0.7	248,789
Semiconductors	0.5	175,165
Machinery-Construction & Mining	0.2	82,454
Savings & Loans	0.2	75,885
EXCHANGE-TRADED FUNDS
Exchange-Traded Funds	3.1	1,137,640
SHORT-TERM INVESTMENTS
Money Market Deposit Account	0.9	354,235
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(18,720)
NET ASSETS	100.0%	$37,389,987

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments

August 31, 2023

	Number of Shares	Value
COMMON STOCKS — 96.1%
Agriculture — 1.1%
Fresh Del Monte Produce, Inc., (Cayman Islands)	16,052	$410,129

Airlines — 3.6%
Alaska Air Group, Inc. *	13,029	546,827
Copa Holdings SA, Class A, (Panama)	7,773	790,514
		1,337,341
Auto Parts & Equipment — 0.8%
Standard Motor Products, Inc.	7,640	282,909
Banks — 3.9%
BayCom Corp.	3,500	67,445
CrossFirst Bankshares, Inc. *	6,970	74,927
First Financial Corp.	4,604	169,059
Independent Bank Corp.	9,405	179,541
Preferred Bank	5,706	354,400
Unity Bancorp, Inc.	4,200	101,493
Westamerica BanCorp	11,300	497,539
		1,444,404
Biotechnology — 1.0%
Ligand Pharmaceuticals, Inc. *	5,887	387,188
Building Materials — 4.1%
Apogee Enterprises, Inc.	6,080	306,797
Eagle Materials, Inc.	2,959	560,198
Louisiana-Pacific Corp.	1,700	106,216
UFP Industries, Inc.	5,450	568,707
		1,541,918
Chemicals — 4.3%
American Vanguard Corp.	11,102	153,430
Balchem Corp.	6,021	845,950
Hawkins, Inc.	6,699	416,611
Rogers Corp. *	1,289	186,273
		1,602,264
Commercial Services — 6.6%
Barrett Business Services Inc.	4,441	424,915
CorVel Corp. *	2,983	645,670
Franklin Covey Co. *	7,700	328,559
Grand Canyon Education, Inc. *	5,364	628,929
Insperity, Inc.	2,856	289,398
National Research Corp.	1,642	68,636
Perdoceo Education Corp.	5,849	96,918
		2,483,025
Computers — 3.4%
ExlService Holdings, Inc. *	43,485	1,271,067
Diversified Financial Services — 2.3%
AssetMark Financial Holdings, Inc. *	4,216	$121,800
Diamond Hill Investment Group, Inc.	1,048	176,860
Virtu Financial, Inc., Class A	29,328	549,607
		848,267
Electric — 2.8%
Clearway Energy, Inc., Class C	18,485	457,874
MGE Energy, Inc.	1,755	127,115
PNM Resources, Inc.	10,211	452,449
		1,037,438
Engineering and Construction — 2.7%
Sterling Infrastructure, Inc. *	12,368	1,023,576
Food — 9.7%
Ingles Markets, Inc., Class A	9,887	772,471
John B Sanfilippo & Son, Inc.	684	68,640
Lancaster Colony Corp.	2,961	489,128
Post Holdings, Inc. *	6,454	578,988
Seaboard Corp.	19	71,636
SpartanNash Co.	18,688	406,651
Sprouts Farmers Market, Inc. *	10,393	423,931
Tootsie Roll Industries, Inc.	11,315	363,777
Weis Markets, Inc.	6,937	450,003
		3,625,225
Gas — 1.0%
Northwest Natural Holding Co.	9,515	373,749
Healthcare-Products — 2.8%
Atrion Corp.	476	221,387
UFP Technologies, Inc. *	4,611	810,199
		1,031,586
Healthcare-Services — 2.2%
Addus HomeCare Corp. *	4,593	402,806
National HealthCare Corp.	6,200	408,890
		811,696
Home Builders — 0.8%
Beazer Homes USA, Inc. *	10,257	300,633
Home Furnishings — 1.2%
Dolby Laboratories, Inc., Class A	5,153	435,274
Insurance — 9.1%
Axis Capital Holdings Ltd., (Bermuda)	13,432	736,880
CNA Financial Corp.	7,950	312,674
Hanover Insurance Group, Inc., (The)	5,495	586,426
Horace Mann Educators Corp.	11,711	335,637
James River Group Holdings Ltd., (Bermuda)	19,636	285,900

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Insurance — 9.1% (Continued)
RenaissanceRe Holdings Ltd., (Bermuda)	4,689	$881,016
RLI Corp.	1,933	254,228
		3,392,761
Internet — 0.7%
Cogent Communications Holdings, Inc.	1,275	89,989
HealthStream, Inc.	2,986	62,796
Wix.com Ltd., (Israel) *	972	96,004
		248,789
Iron/Steel — 2.1%
Commercial Metals Co.	14,257	802,527
Machinery-Construction & Mining — 0.2%
Argan, Inc.	1,941	82,454
Machinery-Diversified — 1.9%
Alamo Group, Inc.	4,147	711,833
Metal Fabricate/Hardware — 1.3%
Mueller Industries, Inc.	6,496	501,231
Oil & Gas — 1.7%
Chord Energy Corp.	2,275	367,413
Kimbell Royalty Partners LP	17,366	266,568
		633,981
Packaging & Containers — 0.7%
Silgan Holdings, Inc.	6,094	275,022
Pharmaceuticals — 4.4%
Amphastar Pharmaceuticals, Inc. *	14,863	792,346
Anika Therapeutics, Inc. *	2,500	44,625
Ironwood Pharmaceuticals Inc., Class A *	28,007	246,462
Option Care Health, Inc. *	2,304	80,248
Pacira BioSciences, Inc. *	1,844	65,093
Premier, Inc., Class A	19,145	412,192
		1,640,966
Real Estate — 1.1%
McGrath RentCorp	2,525	255,278
RMR Group, Inc., Class A, (The)	7,000	176,960
		432,238
REITS — 1.6%
Netstreit Corp.	3,897	65,976
Ryman Hospitality Properties, Inc.	6,289	534,754
		600,730
Retail — 5.3%
BJ’s Wholesale Club Holdings, Inc. *	13,195	$889,211
Papa John’s International, Inc.	911	68,963
PC Connection, Inc.	3,500	185,920
PriceSmart, Inc.	4,095	325,471
Winmark Corp.	1,372	522,087
		1,991,652
Savings & Loans — 0.2%
HomeTrust Bancshares, Inc.	3,321	75,885
Semiconductors — 0.5%
Vishay Precision Group, Inc. *	4,863	175,165
Software — 2.9%
CommVault Systems, Inc. *	1,147	78,352
CSG Systems International, Inc.	6,640	360,618
NextGen Healthcare, Inc. *	4,254	77,465
SPS Commerce, Inc. *	1,499	279,009
Teradata Corp. *	6,307	291,825
		1,087,269
Telecommunications — 0.8%
A10 Networks, Inc.	15,700	233,773
IDT Corp., Class B *	3,256	76,125
		309,898
Transportation — 5.0%
Hub Group, Inc., Class A *	6,028	470,425
Landstar System, Inc.	3,290	624,475
Werner Enterprises, Inc.	18,239	758,925
		1,853,825
Water — 2.3%
American States Water Co.	2,201	185,346
California Water Service Group	13,285	667,571
		852,917
TOTAL COMMON STOCKS (COST $33,659,281)		35,916,832

EXCHANGE-TRADED FUNDS — 3.1%
Exchange-Traded Funds — 3.1%
iShares Core S&P Small-Cap ETF	5,657	570,112
iShares Russell 2000 ETF	3,009	567,528
TOTAL EXCHANGE TRADED FUNDS (COST $1,156,468)		1,137,640

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments (CONCLUDED)

August 31, 2023

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 0.9%
U.S. Bank Money Market Deposit Account, 5.20% (a)	354,235	$354,235
TOTAL SHORT-TERM INVESTMENTS (COST $354,235)		354,235
TOTAL INVESTMENTS (COST $35,169,904) — 100.1%		37,408,707
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(18,720)
TOTAL NET ASSETS — 100.0%		$37,389,987

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2023.

REIT Real Estate Investment Trust

S&P Standards & Poor’s

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2023 (UNAUDITED)

SECURITY TYPE/CLASSIFICATION	% of Net Assets	Value
COMMON STOCKS
Pharmaceuticals	14.5%	$21,631,449
Telecommunications	7.6	11,368,696
Banks	7.3	10,907,047
Insurance	6.2	9,301,496
Food	6.0	9,008,760
Biotechnology	5.0	7,616,232
Auto Manufacturers	4.6	6,849,282
Retail	4.4	6,532,111
Software	3.5	5,353,690
Beverages	3.3	5,004,064
Internet	3.1	4,713,165
Media	2.8	4,311,206
Semiconductors	2.8	4,193,295
Aerospace/Defense	2.7	3,980,451
Cosmetics/Personal Care	2.5	3,776,505
Computers	2.5	3,761,557
Electric	2.4	3,561,345
Healthcare-Services	2.3	3,561,092
Electronics	1.8	2,611,226
Airlines	1.7	2,578,039
Home Furnishings	1.6	2,474,295
REITS	1.3	1,938,892
Commercial Services	1.1	1,645,857
Gas	1.1	1,639,070
Mining	1.0	1,437,127
Machinery-Diversified	0.9	1,372,236
Healthcare-Products	0.8	1,217,750
Household Products/Wares	0.8	1,196,960
Chemicals	0.7	1,122,862
Building Materials	0.7	1,080,023
Oil & Gas	0.5	838,215
Leisure Time	0.2	285,132
Hand/Machine Tools	0.2	268,600
SHORT-TERM INVESTMENTS
Money Market Deposit Account	1.5	2,245,383
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6	913,841
NET ASSETS	100.0%	$150,296,951

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments

August 31, 2023

	Number of Shares	Value
COMMON STOCKS — 97.9%
Aerospace/Defense — 2.7%
Lockheed Martin Corp.	8,878	$3,980,451
Airlines — 1.7%
Alaska Air Group, Inc. *	18,713	785,385
Ryanair Holdings PLC, (Ireland) ADR *	18,062	1,792,654
		2,578,039
Auto Manufacturers — 4.6%
Cummins, Inc.	1,637	376,575
Honda Motor Co. Ltd., (Japan) SP ADR	136,850	4,424,360
Toyota Motor Corp., (Japan) SP ADR	11,900	2,048,347
		6,849,282
Banks — 7.3%
Credicorp Ltd., (Bermuda)	20,120	2,845,572
HDFC Bank, Ltd., (India) ADR	67,560	4,209,664
HSBC Holdings PLC, (United Kingdom) ADR	96,507	3,601,641
Shinhan Financial Group Co. Ltd., (South Korea) ADR	9,300	250,170
		10,907,047
Beverages — 3.3%
Coca-Cola Co., (The)	45,180	2,703,119
Coca-Cola Femsa SAB de CV, (Mexico) SP ADR	27,153	2,300,945
		5,004,064
Biotechnology — 5.0%
Incyte Corp. *	58,425	3,770,165
United Therapeutics Corp. *	8,260	1,853,214
Vertex Pharmaceuticals, Inc. *	5,721	1,992,853
		7,616,232
Building Materials — 0.7%
UFP Industries, Inc.	10,350	1,080,023
Chemicals — 0.7%
Air Products & Chemicals, Inc.	3,800	1,122,862
Commercial Services — 1.1%
H&R Block, Inc.	41,167	1,645,857
Computers — 2.5%
Check Point Software Technologies Ltd., (Israel) *	16,900	2,274,571
Cognizant Technology Solutions Corp., Class A	14,300	1,024,023
Infosys Ltd., (India), SP ADR	26,653	462,963
		3,761,557
Cosmetics/Personal Care — 2.5%
Colgate-Palmolive Co.	51,402	3,776,505
Electric — 2.4%
Fortis, Inc., (Canada)	80,500	$3,155,600
Pinnacle West Capital Corp.	5,251	405,745
		3,561,345
Electronics — 1.8%
Arrow Electronics, Inc. *	2,818	376,006
Garmin Ltd., (Switzerland)	21,083	2,235,220
		2,611,226
Food — 6.0%
ConAgra Foods, Inc.	7,200	215,136
General Mills, Inc.	23,957	1,620,931
Hershey Co., (The)	13,898	2,986,124
Kellogg Co.	47,023	2,869,343
Kraft Heinz Co., (The)	8,300	274,647
Lamb Weston Holdings, Inc.	10,703	1,042,579
		9,008,760
Gas — 1.1%
National Fuel Gas Co.	30,500	1,639,070
Hand/Machine Tools — 0.2%
Snap-on, Inc.	1,000	268,600
Healthcare-Products — 0.8%
Inspire Medical Systems, Inc. *	2,647	600,551
Medtronic PLC, (Ireland)	7,573	617,199
		1,217,750
Healthcare-Services — 2.3%
Anthem, Inc.	2,148	949,437
Molina Healthcare, Inc. *	2,906	901,209
UnitedHealth Group, Inc.	3,589	1,710,446
		3,561,092
Home Furnishings — 1.6%
Dolby Laboratories, Inc., Class A	29,292	2,474,295
Household Products/Wares — 0.8%
Kimberly-Clark Corp.	9,291	1,196,960
Insurance — 6.2%
Allstate Corp., (The)	11,500	1,239,815
American International Group, Inc.	16,500	965,580
Chubb Ltd., (Switzerland)	4,350	873,784
Cincinnati Financial Corp.	9,252	978,769
CNA Financial Corp.	11,900	468,027
Everest Group, Ltd., (Bermuda)	1,380	497,738
Markel Group, Inc. *	200	295,784
MetLife, Inc.	27,600	1,748,184
Progressive Corp., (The)	14,867	1,984,299
Reinsurance Group of America, Inc.	1,800	249,516
		9,301,496

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Internet — 3.1%
Alphabet, Inc., Class C *	34,315	$4,713,165
Leisure Time — 0.2%
BRP, Inc., (Canada)	3,736	285,132
Machinery-Diversified — 0.9%
Graco, Inc.	13,672	1,079,268
Nordson Corp.	1,200	292,968
		1,372,236
Media — 2.8%
Pearson PLC, (United Kingdom) SP ADR	44,823	473,779
Thomson Reuters Corp., (Canada)	29,796	3,837,427
		4,311,206
Mining — 1.0%
Agnico Eagle Mines Ltd., (Canada)	5,897	286,063
Newmont Corp.	29,200	1,151,064
		1,437,127
Oil & Gas — 0.5%
Shell PLC, (United Kingdom) ADR	13,500	838,215
Pharmaceuticals — 14.5%
CVS Health Corp.	6,401	417,153
Dr. Reddy’s Laboratories Ltd., (India) ADR	28,474	1,935,663
GSK PLC, (United Kingdom) ADR	37,400	1,313,862
McKesson Corp.	2,520	1,039,046
Merck & Co., Inc.	15,200	1,656,496
Neurocrine Biosciences, Inc. *	28,385	3,090,843
Novartis AG, (Switzerland) SP ADR	28,338	2,847,402
Novo Nordisk AS, (Denmark) ADR	16,814	3,121,015
Pfizer, Inc.	7,700	272,426
Sanofi, (France) ADR	6,036	320,994
Takeda Pharmaceutical Co. Ltd., (Japan) ADR	364,711	5,616,549
		21,631,449
REITS — 1.3%
American Homes 4 Rent, Class A	42,300	1,524,492
Welltower, Inc.	5,000	414,400
		1,938,892
Retail — 4.4%
BJ’s Wholesale Club Holdings, Inc. *	11,167	$752,544
Costco Wholesale Corp.	1,900	1,043,632
McDonald’s Corp.	3,648	1,025,635
Murphy USA, Inc.	3,100	984,684
Restaurant Brands International, Inc., (Canada)	8,361	580,671
Wal-Mart Stores, Inc.	3,639	591,738
Yum! Brands, Inc.	12,005	1,553,207
		6,532,111
Semiconductors — 2.8%
Applied Materials, Inc.	2,100	320,796
IPG Photonics Corp. *	3,512	380,560
Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan) SP ADR	37,319	3,491,939
		4,193,295
Software — 3.5%
Electronic Arts, Inc.	4,161	499,237
Microsoft Corp.	14,811	4,854,453
		5,353,690
Telecommunications — 7.6%
BCE, Inc., (Canada)	9,500	402,325
Chunghwa Telecom Co. Ltd., (Taiwan) SP ADR	16,319	594,501
Cisco Systems, Inc.	10,557	605,444
Nice Ltd., (Isreal) SP ADR *	19,046	3,710,161
Telekomunikasi Indonesia Persero Tbk PT, (Indonesia) ADR	14,921	362,133
TELUS Corp., (Canada)	32,351	568,084
TIM SA, (Brazil) ADR	16,649	244,074
T-Mobile US, Inc. *	35,831	4,881,974
		11,368,696
TOTAL COMMON STOCKS (COST $139,622,924)		147,137,727

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments (CONCLUDED)

August 31, 2023

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 1.5%
U.S. Bank Money Market Deposit Account, 5.20% (a)	2,245,383	$2,245,383
TOTAL SHORT-TERM INVESTMENTS (COST $2,245,383)		2,245,383
TOTAL INVESTMENTS (COST $141,868,307) — 99.4%		149,383,110
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		913,841
TOTAL NET ASSETS — 100.0%		$150,296,951

*	Non-income producing security.

(a)	The rate shown is as August 31, 2023.

ADR American Depositary Receipt

PLC Public Limited Company

REIT Real Estate Investment Trust

SP ADR Sponsored ADR

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2023 (UNAUDITED)

SECURITY TYPE/CLASSIFICATION	% of Net Assets	Value
EXCHANGE TRADED FUNDS	47.6%	$10,089,074
MUTUAL FUNDS	47.6	10,093,918
SHORT-TERM INVESTMENTS	5.0	1,069,102
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)	(35,327)
NET ASSETS	100.0%	$21,216,767

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Portfolio of Investments

August 31, 2023

	Number of Shares	Value
EXCHANGE-TRADED FUNDS — 47.6%
Exchange-Traded Funds – 47.6%
iShares Core U.S. Aggregate Bond ETF	35,310	$3,418,008
PGIM Ultra Short Bond ETF	15,180	751,562
SGI Dynamic Tactical ETF *(a)	148,890	3,878,584
SGI U.S. Large Cap Core ETF *(a)	72,890	2,040,920
TOTAL EXCHANGE-TRADED FUNDS (COST $9,994,179)		10,089,074

MUTUAL FUNDS — 47.6%
Mutual Funds – 47.6%
SGI Global Equity Fund, Class I (a)	141,279	4,819,043
SGI Small Cap Core Fund, Class I (a)	69,840	1,920,592
SGI US Large Cap Equity Fund, Class I (a)	140,420	2,527,557
SGI US Small Cap Equity Fund, Class I (a)	72,077	826,726
TOTAL MUTUAL FUNDS (COST $9,909,246)		10,093,918

SHORT-TERM INVESTMENTS — 5.0%
U.S. Bank Money Market Deposit Account, 5.20% (b)	1,069,102	$1,069,102
TOTAL SHORT-TERM INVESTMENTS (COST $1,069,102)		1,069,102
TOTAL INVESTMENTS (COST $20,972,527) — 100.2%		21,252,094
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(35,327)
TOTAL NET ASSETS — 100.0%		$21,216,767

*	Non-income producing security.

(a)	Affiliated company. See Note 7.

(b)	The rate shown is as of August 31, 2023.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2023 (UNAUDITED)

SECURITY TYPE/CLASSIFICATION	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	23.4%	$4,579,680
MUTUAL FUNDS	74.1	14,481,780
SHORT-TERM INVESTMENTS	2.0	393,615
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5	99,576
NET ASSETS	100.0%	$19,554,651

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Portfolio of Investments

August 31, 2023

	Number of Shares	Value
EXCHANGE TRADED FUNDS — 23.4%
iShares Core MSCI EAFE ETF	8,730	$584,124
iShares Core MSCI Emerging Markets ETF	9,910	486,185
SGI Dynamic Tactical ETF *(a)	75,030	1,954,531
SGI U.S. Large Cap Core ETF *(a)	55,530	1,554,840
TOTAL EXCHANGE- TRADED FUNDS (COST $4,391,859)		4,579,680

MUTUAL FUNDS — 74.1%
SGI Global Equity Fund, Class I (a)	169,059	5,766,597
SGI Small Cap Core Fund, Class I (a)	149,014	4,097,897
SGI US Large Cap Equity Fund, Class I (a)	192,484	3,464,707
SGI US Small Cap Equity Fund, Class I (a)	100,486	1,152,579
TOTAL MUTUAL FUNDS (COST $14,227,006)		14,481,780

SHORT-TERM INVESTMENTS — 2.0%
U.S. Bank Money Market Deposit Account, 5.20% (b)	393,615	$393,615
TOTAL SHORT-TERM INVESTMENTS (COST $393,615)		393,615
TOTAL INVESTMENTS (COST $19,012,480) — 99.5%		19,455,075
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		99,576
TOTAL NET ASSETS — 100.0%		$19,554,651

*	Non-income producing security.

(a)	Affiliated company. See Note 7.

(b)	The rate shown is as of August 31, 2023.

ETF Exchange-Traded Fund

MSCI Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio Holdings Summary Table

August 31, 2023 (UNAUDITED)

SECURITY TYPE/CLASSIFICATION	% of Net Assets	Value
COMMON STOCKS
Home Builders	7.8%	$8,067,278
Building Materials	7.8	8,035,254
Software	5.7	5,880,671
Healthcare-Products	5.6	5,880,908
Commercial Services	5.3	5,513,976
Insurance	5.2	5,351,749
Retail	4.8	4,974,440
REITS	3.9	3,984,138
Diversified Financial Services	3.8	3,940,412
Transportation	2.8	2,957,387
Distribution/Wholesale	2.6	2,706,568
Food	2.5	2,623,893
Semiconductors	2.3	2,358,199
Machinery-Construction & Mining	2.2	2,317,507
Computers	2.2	2,321,374
Metal Fabricate/Hardware	2.2	2,294,907
Telecommunications	2.2	2,257,107
Pharmaceuticals	2.2	2,258,819
Chemicals	2.0	2,026,372
Internet	1.9	1,943,375
Oil & Gas Services	1.7	1,790,451
Electric	1.7	1,777,981
Airlines	1.7	1,769,809
Healthcare-Services	1.7	1,735,112
Engineering & Construction	1.6	1,663,724
Leisure Time	1.6	1,646,835
Banks	1.6	1,623,614
Iron/Steel	1.5	1,566,146
Machinery-Diversified	1.4	1,474,022
Biotechnology	1.0	1,052,123
Auto Manufacturers	1.0	1,049,947
Home Furnishings	1.0	981,282
Electronics	0.9	971,684
Auto Parts & Equipment	0.8	821,196
Household Products/Wares	0.8	799,193
Gas	0.8	786,071
Mining	0.6	580,137
Lodging	0.6	573,131
Electrical Components & Equipment	0.4	396,843
Miscellaneous Manufacturing	0.3	270,280
Pipelines	0.3	269,700
Real Estate	0.2	209,314
Hand/Machine Tools	0.2	194,774
Oil & Gas	0.1	119,497
Packaging & Containers	0.1	101,597
Private Equity	0.0	47,745

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio Holdings Summary Table (CONCLUDED)

August 31, 2023 (UNAUDITED)

SECURITY TYPE/CLASSIFICATION	% of Net Assets	Value
SHORT-TERM INVESTMENTS
Money Market Deposit Accounts	1.6	$1,684,071
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(148,954)
NET ASSETS	100.0%	$103,501,659

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio of Investments

August 31, 2023

	Number of Shares	Value
COMMON STOCKS — 98.5%
Airlines — 1.7%
Alaska Air Group, Inc. *	10,955	$459,781
Allegiant Travel Co.	8,864	787,478
Sun Country Airlines Holdings, Inc. *	35,094	522,550
		1,769,809
Auto Manufacturers — 1.0%
REV Group, Inc.	8,500	115,430
Wabash National Corp.	41,442	934,517
		1,049,947
Auto Parts & Equipment — 0.8%
Methode Electronics, Inc.	6,011	193,855
Shyft Group, Inc., (The)	40,009	627,341
		821,196
Banks — 1.6%
Bancorp, Inc., (The) *	9,675	355,169
Bank7 Corp.	1,881	47,251
Bankwell Financial Group, Inc.	1,985	51,650
Capital City Bank Group, Inc.	1,946	59,372
Coastal Financial Corp. *	10,900	480,145
Independent Bank Corp.	5,600	106,904
Mercantile Bank Corp.	1,784	59,550
Midland States Bancorp, Inc.	6,800	150,960
OFG Bancorp, (Puerto Rico)	6,685	201,620
Summit Financial Group, Inc.	2,612	64,255
Univest Financial Corp.	2,598	46,738
		1,623,614
Biotechnology — 1.0%
Ligand Pharmaceuticals, Inc. *	15,997	1,052,123
Building Materials — 7.8%
American Woodmark Corp. *	11,091	861,438
Apogee Enterprises, Inc.	9,073	457,824
Boise Cascade Co.	10,896	1,191,695
Griffon Corp.	27,476	1,150,420
JELD-WEN Holding, Inc. *	11,522	173,752
Louisiana-Pacific Corp.	15,250	952,820
Simpson Manufacturing Co., Inc.	7,400	1,182,224
SPX Technologies, Inc. *	11,358	897,509
UFP Industries, Inc.	11,189	1,167,572
		8,035,254
Chemicals — 2.0%
AdvanSix, Inc.	1,372	45,386
Balchem Corp.	1,442	202,601
Livent Corp. *	36,978	793,917
Orion Engineered Carbons SA, (Luxembourg)	43,522	984,468
		2,026,372
Commercial Services — 5.3%
AMN Healthcare Services, Inc. *	4,011	$354,492
Cross Country Healthcare, Inc. *	39,418	1,015,408
Heidrick & Struggles International Inc.	26,794	709,773
Herc Holdings, Inc.	7,001	911,110
Information Services Group, Inc.	18,449	95,935
Kelly Services, Inc., Class A	2,861	52,900
National Research Corp.	6,810	284,658
PROG Holdings, Inc. *	30,968	1,062,202
Progyny, Inc. *	26,382	985,104
TrueBlue, Inc. *	2,802	42,394
		5,513,976
Computers — 2.2%
ExlService Holdings, Inc. *	47,632	1,392,283
Grid Dynamics Holdings, Inc. *	32,100	373,323
TTEC Holdings, Inc.	18,675	555,768
		2,321,374
Distribution/Wholesale — 2.6%
Global Industrial Co.	5,456	184,631
H&E Equipment Services, Inc.	16,309	739,124
ScanSource, Inc. *	6,138	201,204
Titan Machinery, Inc. *	36,414	1,129,562
WESCO International, Inc.	2,793	452,047
		2,706,568
Diversified Financial Services — 3.8%
Diamond Hill Investment Group, Inc.	1,139	192,218
Enova International, Inc. *	19,200	968,640
GCM Grosvenor, Inc., Class A	6,539	49,958
Hamilton Lane, Inc., Class A	8,608	798,736
Piper Sandler Cos.	1,100	163,878
Regional Management Corp.	21,657	595,134
Silvercrest Asset Management Group, Inc., Class A	2,449	47,192
Victory Capital Holdings, Inc., Class A	10,009	344,510
Virtus Investment Partners, Inc.	3,767	780,146
		3,940,412
Electric — 1.7%
ALLETE, Inc.	17,619	967,283
Clearway Energy, Inc., Class C	32,729	810,698
		1,777,981
Electrical Components & Equipment — 0.4%
Belden, Inc.	581	54,556
Insteel Industries, Inc.	9,850	342,287
		396,843

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio of Investments (CONtinued)

August 31, 2023

	Number of Shares	Value
Electronics — 0.9%
Benchmark Electronics, Inc.	8,514	$219,150
Sanmina Corp. *	11,573	644,616
Turtle Beach Corp. *	9,928	107,918
		971,684
Engineering & Construction — 1.6%
Construction Partners, Inc. *	18,494	642,667
MYR Group, Inc. *	7,187	1,021,057
		1,663,724
Food — 2.5%
Chefs’ Warehouse, Inc. *	26,409	753,713
Ingles Markets, Inc., Class A	12,236	955,999
SpartanNash Co.	42,012	914,181
		2,623,893
Gas — 0.8%
Northwest Natural Holding Co.	20,012	786,071
Hand/Machine Tools — 0.2%
Franklin Electric Co., Inc.	2,014	194,774
Healthcare-Products — 5.6%
Inari Medical, Inc. *	21,338	1,421,537
Inmode Ltd., (Israel) *	1,181	46,165
Inspire Medical Systems, Inc. *	3,492	792,265
iRadimed Corp.	5,788	267,579
Lantheus Holdings, Inc. *	13,349	913,606
LeMaitre Vascular, Inc.	16,807	971,613
Omnicell, Inc. *	15,977	908,452
SI-BONE, Inc. *	24,462	559,691
		5,880,908
Healthcare-Services — 1.7%
Addus HomeCare Corp. *	10,195	894,101
DocGo, Inc. *	22,996	205,814
National HealthCare Corp.	5,099	336,279
RadNet, Inc. *	7,500	250,575
Select Medical Holdings Corp.	1,655	48,343
		1,735,112
Home Builders — 7.8%
Beazer Homes USA, Inc. *	31,143	912,801
Cavco Industries, Inc. *	3,721	1,040,094
Century Communities, Inc.	14,244	1,057,617
Forestar Group, Inc. *	27,136	773,647
M/I Homes, Inc. *	10,877	1,067,904
MDC Holdings, Inc.	22,628	1,073,699
Meritage Homes Corp.	7,600	1,056,704
Taylor Morrison Home Corp. *	1,075	50,955
Tri Pointe Homes, Inc. *	33,243	1,033,857
		8,067,278
Home Furnishings — 1.0%
Millerknoll, Inc.	51,376	981,282
Household Products/Wares — 0.8%
Central Garden & Pet Co., Class A *	14,731	$601,025
Quanex Building Products Corp.	7,345	198,168
		799,193
Insurance — 5.2%
Axis Capital Holdings Ltd., (Bermuda)	18,731	1,027,583
Employers Holdings, Inc.	8,111	318,194
Goosehead Insurance, Inc., Class A *	1,600	111,776
Jackson Financial, Inc., Class A	19,048	716,205
James River Group Holdings Ltd., (Bermuda)	46,845	682,063
Kinsale Capital Group, Inc.	2,733	1,089,456
Nmi Holdings, Inc., Class A *	37,133	1,062,746
Palomar Holdings, Inc. *	873	44,532
Universal Insurance Holdings, Inc.	23,633	299,194
		5,351,749
Internet — 1.9%
Cargurus, Inc. *	46,659	844,995
Cogent Communications Holdings, Inc.	5,221	368,498
ePlus, Inc. *	6,534	433,727
HealthStream, Inc.	10,278	216,146
Shutterstock, Inc.	1,900	80,009
		1,943,375
Iron/Steel — 1.5%
Commercial Metals Co.	20,547	1,156,591
Schnitzer Steel Industries, Inc., Class A	12,336	409,555
		1,566,146
Leisure Time — 1.6%
Malibu Boats, Inc., Class A *	18,380	892,533
MasterCraft Boat Holdings, Inc. *	17,698	385,108
Vista Outdoor, Inc. *	12,622	369,194
		1,646,835
Lodging — 0.6%
Travel + Leisure Co.	14,257	573,131
Machinery-Construction & Mining — 2.2%
Argan, Inc.	1,312	55,734
Oshkosh Corp.	11,551	1,199,340
Terex Corp.	17,529	1,062,433
		2,317,507

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Machinery-Diversified — 1.4%
AGCO Corp.	5,900	$764,227
Cactus, Inc., Class A	13,307	709,795
		1,474,022
Metal Fabricate/Hardware — 2.2%
Mueller Industries, Inc.	11,889	917,355
Olympic Steel, Inc.	7,866	420,988
Omega Flex, Inc.	1,300	108,810
Proto Labs, Inc. *	1,596	47,082
Ryerson Holding Corp.	25,712	800,672
		2,294,907
Mining — 0.6%
Compass Minerals International, Inc.	17,542	528,891
Kaiser Aluminum Corp.	675	51,246
		580,137
Miscellaneous Manufacturing — 0.3%
Fabrinet, (Cayman Islands) *	424	68,166
Myers Industries, Inc.	10,745	202,114
		270,280
Oil & Gas — 0.1%
Matador Resources Co.	983	62,421
SM Energy Co.	1,349	57,076
		119,497
Oil & Gas Services — 1.7%
DMC Global, Inc. *	16,650	399,933
Liberty Energy, Inc.	67,098	1,070,213
NOW, Inc. *	13,800	154,146
US Silica Holdings, Inc. *	13,476	166,159
		1,790,451
Packaging & Containers — 0.1%
Clearwater Paper Corp. *	1,394	53,376
Greif, Inc., Class B	647	48,221
		101,597
Pharmaceuticals — 2.2%
Amphastar Pharmaceuticals, Inc. *	19,229	1,025,098
Anika Therapeutics, Inc. *	2,300	41,055
Catalyst Pharmaceuticals Partners, Inc. *	82,089	1,152,529
Ironwood Pharmaceuticals Inc., Class A *	4,561	40,137
		2,258,819
Pipelines — 0.3%
Excelerate Energy, Inc.	14,500	269,700
Private Equity — 0.0%
Patria Investments Ltd., Class A, (Cayman Islands)	3,311	47,745
Real Estate — 0.2%
RE/MAX Holdings, Inc., Class A	2,612	$42,314
RMR Group, Inc., Class A, (The)	6,606	167,000
		209,314
REITS — 3.8%
Apple Hospitality REIT, Inc.	26,700	401,034
Broadstone Net Lease, Inc.	32,740	529,406
Corporate Office Properties Trust	40,147	1,039,004
Essential Properties Realty Trust, Inc.	2,157	51,811
Granite Point Mortgage Trust, Inc.	46,025	245,774
Innovative Industrial Properties, Inc.	13,969	1,219,214
KKR Real Estate Finance Trust, Inc.	4,215	52,730
NexPoint Residential Trust, Inc.	1,290	48,439
Park Hotels & Resorts, Inc.	24,389	312,911
Ryman Hospitality Properties, Inc.	500	42,515
Xenia Hotels & Resorts, Inc.	3,500	41,300
		3,984,138
Retail — 4.8%
Asbury Automotive Group, Inc. *	4,542	1,044,660
BJ’s Restaurants, Inc. *	5,632	165,637
BlueLinx Holdings, Inc. *	8,343	744,696
Build-A-Bear Workshop, Inc.	34,473	909,053
GMS, Inc. *	10,391	720,512
Group 1 Automotive, Inc.	191	50,504
PC Connection, Inc.	6,200	329,344
Sonic Automotive, Inc., Class A	1,023	54,547
Wingstop, Inc.	5,948	955,487
		4,974,440
Semiconductors — 2.3%
Axcelis Technologies, Inc. *	5,100	979,965
Diodes, Inc. *	3,848	314,959
SMART Global Holdings, Inc., (Cayman Islands) *	3,588	92,678
Ultra Clean Holdings, Inc. *	25,924	911,488
Vishay Precision Group, Inc. *	1,641	59,109
		2,358,199
Software — 5.7%
Amplitude, Inc., Class A *	32,959	384,961
Apollo Medical Holdings, Inc. *	8,445	319,728
BlackLine, Inc. *	8,362	502,222
Computer Programs & Systems, Inc. *	10,300	167,581
CSG Systems International, Inc.	12,807	695,548

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio of Investments (CONCLUDED)

August 31, 2023

	Number of Shares	Value
Software — 5.7% (Continued)
Donnelley Financial Solutions, Inc. *	1,079	$53,162
Doximity, Inc., Class A *	27,700	660,368
Elastic NV, (Netherlands) *	16,366	1,012,728
IBEX Holdings Ltd., (Bermuda) *	6,447	126,103
NextGen Healthcare, Inc. *	9,890	180,097
Olo, Inc., Class A *	71,300	459,885
Smartsheet, Inc., Class A *	5,846	243,953
Workiva, Inc. *	2,400	268,440
Yext, Inc. *	5,475	47,961
Zuora, Inc., Class A *	83,198	757,934
		5,880,671
Telecommunications — 2.2%
A10 Networks, Inc.	36,771	547,520
Aviat Networks, Inc. *	5,989	211,053
Calix, Inc. *	23,783	1,106,147
IDT Corp., Class B *	16,783	392,387
		2,257,107
Transportation — 2.8%
ArcBest Corp.	3,476	367,031
Ardmore Shipping Corp., (Marshall Islands)	3,933	48,927
Daseke, Inc. *	26,035	137,985
DHT Holdings, Inc., (Marshall Islands)	44,349	410,228
Hub Group, Inc., Class A *	12,321	961,531
Teekay Tankers Ltd., Class A, (Marshall Islands)	25,361	1,031,685
		2,957,387
TOTAL COMMON STOCKS (COST $99,938,795)		101,966,542

SHORT-TERM INVESTMENTS — 1.6%
U.S. Bank Money Market Deposit Account, 5.20% (a)	1,684,071	$1,684,071
TOTAL SHORT-TERM INVESTMENTS (COST $1,684,071)		1,684,071
TOTAL INVESTMENTS (COST $101,622,866) — 100.1%		103,650,613
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(148,954)
TOTAL NET ASSETS — 100.0%		$103,501,659

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2023.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities

August 31, 2023

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
ASSETS
Investments, at fair value:
Unaffiliated investments (cost $334,773,096, $34,815,669, and $139,622,924, respectively)	$379,495,246	$37,054,472	$147,137,727
Affiliated investments (cost $—, $—, and $—, respectively) (see Note 7)	—	—	—
Short-term investments (cost $5,558,821, $354,235, and $2,245,383, respectively)	5,558,821	354,235	2,245,383
Receivables for:
Capital shares sold	507,041	115,123	868,362
Dividends	606,621	43,982	321,157
Prepaid expenses and other assets	31,483	18,936	17,282
Total assets	$386,199,212	$37,586,748	$150,589,911

LIABILITIES
Payables for:
Capital shares redeemed	$763,346	$107,802	$128,738
Advisory fees	243,564	23,462	73,079
Other accrued expenses and liabilities	260,036	65,497	91,143
Total liabilities	1,266,946	196,761	292,960
Net assets	$384,932,266	$37,389,987	$150,296,951

NET ASSETS CONSIST OF:
Par value	$21,392	$3,267	$4,406
Paid-in capital	326,310,399	36,256,949	143,794,609
Total distributable earnings/(loss)	58,600,475	1,129,771	6,497,936
Net assets	$384,932,266	$37,389,987	$150,296,951

CLASS I SHARES:
Net assets applicable to Class I Shares	$351,359,516	$28,994,596	$150,296,951
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	19,522,502	2,527,100	4,406,470
Net asset value, offering and redemption price per share	$18.00	$11.47	$34.11

Class A Shares:
Net assets applicable to Class A Shares	$31,275,568	$8,130,793	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,735,673	715,607	—
Net asset value, offering and redemption price per share	$18.02	$11.36	$—
Maximum offering price per share (100/94.75 of $18.02 and $11.36, respectively)	$19.02	$11.99	$—

Class C Shares:
Net assets applicable to Class C Shares	$2,297,182	$264,598	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	133,440	24,266	—
Net asset value, offering and redemption price per share	$17.22	$10.90	$—

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities (Concluded)

August 31, 2023

	SGI prudent growth Fund	SGI PEAK GROWTH FUND	SGI SMALL CAP core FUND
ASSETS
Investments, at fair value:
Unaffiliated investments (cost $4,325,868, $1,061,726, and $99,938,795, respectively)	$4,169,570	$1,070,309	$101,966,542
Affiliated investments (cost $15,577,557, $17,557,139, and $—, respectively) (see Note 7)	16,013,422	17,991,151	—
Short-term investments (cost $1,069,102, $393,615, and $1,684,071, respectively)	1,069,102	393,615	1,684,071
Receivables for:
Capital shares sold	4,261	143,159	432,566
Dividends	4,706	2,388	117,732
Prepaid expenses and other assets	14,142	13,095	22,469
Total assets	$21,275,203	$19,613,717	$104,223,380

LIABILITIES
Investments purchased	$—	$—	$507,169
Payables for:
Capital shares redeemed	—	—	36,731
Advisory fees	13,215	11,747	82,891
Other accrued expenses and liabilities	45,221	47,319	94,930
Total liabilities	58,436	59,066	721,721
Net assets	$21,216,767	$19,554,651	$103,501,659

NET ASSETS CONSIST OF:
Par value	$2,065	$1,842	$3,763
Paid-in capital	21,345,995	19,631,019	107,630,344
Total distributable earnings/(loss)	(131,293)	(78,210)	(4,132,448)
Net assets	$21,216,767	$19,554,651	$103,501,659

CLASS I SHARES:
Net assets applicable to Class I Shares	$21,216,767	$19,554,651	$103,501,659
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,064,587	1,842,186	3,763,134
Net asset value, offering and redemption price per share	$10.28	$10.61	$27.50

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations

FOR THE year ENDED August 31, 2023

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
INVESTMENT INCOME
Dividends
Dividends from unaffiliated investments	$7,778,272	$569,933	$2,766,791 (1)
Dividends from affiliated investments (see Note 7)	—	—	—
Interest	190,436	24,071	108,531
Total investment income	7,968,708	594,004	2,875,322

EXPENSES
Advisory fees (Note 2)	2,821,020	344,825	912,478
Transfer agent fees (Note 2)	447,307	42,637	146,100
Administration and accounting fees (Note 2)	167,251	30,984	67,644
Legal fees	100,244	8,627	30,577
Officer fees	92,495	7,732	28,178
Director fees	78,218	6,493	23,621
Distribution fees - Class A Shares	74,365	17,773	—
Printing and shareholder reporting fees	57,646	10,602	17,684
Registration and filing fees	56,366	46,722	24,879
Audit and tax service fees	34,899	34,914	32,532
Distribution fees - Class C Shares	23,209	2,475	—
Custodian fees (Note 2)	6,912	2,510	5,177
Other expenses	55,954	6,890	16,797
Total expenses before waivers and/or reimbursments	4,015,886	563,184	1,305,667
(Waiver and/or reimbursements) net of amounts recouped (Note 2)	42,904	(96,478)	(210,693)
Net expenses after waivers and/or reimbursements net of amounts recouped	4,058,790	466,706	1,094,974
Net investment income/(loss)	3,909,918	127,298	1,780,348

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments
Unaffiliated investments	17,344,683	(880,174)	(1,631,160)
Affiliated investments (see Note 7)	—	—	—
Distributions from unaffiliated investments	—	—	—
Distributions from affiliated investments (see Note 7)	—	—	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	1,974,967	1,386,365	8,032,739
Affiliated investments (see Note 7)	—	—	—
Net realized and unrealized gain/(loss) on investments	19,319,650	506,191	6,401,579
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,229,568	$633,489	$8,181,927

(1)	Net of foreign withholding taxes of $145,335.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations (Concluded)

FOR THE year ENDED August 31, 2023

	SGI prudent growth Fund	SGI PEAK GROWTH FUND	SGI SMALL CAP core FUND
INVESTMENT INCOME
Dividends
Dividends from unaffiliated investments	$201,908	$61,124	$1,309,512	(1)
Dividends from affiliated investments (see Note 7)	58,063	67,759	—
Interest	54,583	15,791	64,161
Total investment income	314,554	144,674	1,373,673

EXPENSES
Advisory fees (Note 2)	136,764	110,775	886,074
Audit and tax service fees	32,653	32,654	30,770
Registration and filing fees	22,976	25,352	30,580
Transfer agent fees (Note 2)	20,416	16,409	66,837
Administration and accounting fees (Note 2)	18,049	18,193	56,523
Legal fees	4,258	3,591	20,568
Officer fees	3,027	2,721	19,734
Director fees	2,777	2,534	15,929
Printing and shareholder reporting fees	2,704	3,197	20,903
Custodian Fees (Note 2)	1,798	—	4,714
Other expenses	4,406	3,122	13,995
Total expenses before waivers and/or reimbursments	249,828	218,548	1,166,627
(Waivers and/or reimbursements) net of amounts recouped (Note 2)	17,720	7,714	(19,394)
Net expenses after waivers and/or reimbursements net of amounts recouped	267,548	226,262	1,147,233
Net investment income/(loss)	47,006	(81,588)	226,440

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments
Unaffiliated investments	(105,023)	37,722	3,864,198
Affiliated investments (see Note 7)	(193,894)	(106,896)	—
Distributions from unaffiliated investments	—	—	—
Distributions from affiliated investments (see Note 7)	182,199	211,725	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	176,986	84,217	3,754,938
Affiliated investments (see Note 7)	809,842	761,919	—
Net realized and unrealized gain/(loss) on investments	870,110	988,687	7,619,136
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$917,116	$907,099	$7,845,576

(1)	Net of foreign withholding taxes of $1,498.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2023	FOR THE Year ENDED AUGUST 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$3,909,918	$4,060,570
Net realized gain/(loss) on investments
Unaffiliated investments	17,344,683	32,998,168
Affliliated investments (see Note 7)	—	—
Distributions from unaffiliated investments	—	—
Distributions from affiliated investments (see Note 7)	—	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	1,974,967	(93,076,221)
Affliliated investments (see Note 7)	—	—
Net increase/(decrease) in net assets resulting from operations	23,229,568	(56,017,483)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings
Class I Shares	(19,244,500)	(70,369,928)
Class A Shares	(1,382,773)	(4,188,567)
Class C Shares	(96,977)	(407,055)
Total distributable earnings	(20,724,250)	(74,965,550)
Net decrease in net assets from dividends and distributions to shareholders	(20,724,250)	(74,965,550)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	48,850,931	144,457,973
Reinvestment of distributions	19,066,017	69,783,969
Shares redeemed	(110,308,065)	(206,070,941)
Total from Class I Shares	(42,391,117)	8,171,001
Class A Shares
Proceeds from shares sold	6,201,827	7,552,247
Reinvestment of distributions	1,381,238	4,175,944
Shares redeemed	(4,889,029)	(5,400,063)
Total from Class A Shares	2,694,036	6,328,128
Class C Shares
Proceeds from shares sold	121,554	509,725
Reinvestment of distributions	96,321	407,056
Shares redeemed	(473,379)	(552,201)
Total from Class C Shares	(255,504)	364,580
Net increase/(decrease) in net assets from capital share transactions	(39,952,585)	14,863,709
Total increase/(decrease) in net assets	(37,447,267)	(116,119,324)

NET ASSETS:
Beginning of period	422,379,533	538,498,857
End of period	$384,932,266	$422,379,533

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	FOR THE Year ENDED AUGUST 31, 2023	FOR THE Year ENDED AUGUST 31, 2022
SHARES TRANSACTIONS:
Class I Shares
Shares sold	2,762,128	7,157,690
Shares reinvested	1,069,285	3,438,245
Shares redeemed	(6,239,269)	(10,476,212)
Total from Class I Shares	(2,407,856)	119,723
Class A Shares
Shares sold	350,650	384,694
Shares reinvested	77,361	205,477
Shares redeemed	(274,723)	(273,529)
Total from Class A Shares	153,288	316,642
Class C Shares
Shares sold	7,199	27,067
Shares reinvested	5,649	20,811
Shares redeemed	(28,153)	(28,539)
Total from Class C Shares	(15,305)	19,339
Net increase/(decrease) in shares outstanding	(2,269,873)	455,704

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2023	FOR THE Year ENDED AUGUST 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$127,298	$(48,407)
Net realized gain/(loss) on investments
Unaffiliated investments	(880,174)	2,417,101
Affliliated investments (see Note 7)	—	—
Distributions from unaffiliated investments	—	—
Distributions from affiliated investments (see Note 7)	—	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	1,386,365	(4,546,103)
Affliliated investments (see Note 7)	—	—
Net increase/(decrease) in net assets resulting from operations	633,489	(2,177,409)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings
Class I Shares	(87,609)	—
Class A Shares	(737)	—
Class C Shares	(20,341)	—
Total distributable earnings	(108,687)	—
Net decrease in net assets from dividends and distributions to shareholders	(108,687)	—

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	7,680,361	12,569,490
Reinvestment of distributions	87,609	—
Shares redeemed	(8,357,684)	(9,477,086)
Total from Class I Shares	(589,714)	3,092,404
Class A Shares
Proceeds from shares sold	2,869,647	2,241,080
Reinvestment of distributions	20,340	—
Shares redeemed	(987,920)	(1,363,685)
Total from Class A Shares	1,902,067	877,395
Class C Shares
Proceeds from shares sold	27,959	165,617
Reinvestment of distributions	737	—
Shares redeemed	(4,967)	(33,126)
Total from Class C Shares	23,729	132,491
Net increase/(decrease) in net assets from capital share transactions	1,336,082	4,102,290
Total increase/(decrease) in net assets	1,860,884	1,924,881

NET ASSETS:
Beginning of period	35,529,103	33,604,222
End of period	$37,389,987	$35,529,103

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	FOR THE Year ENDED AUGUST 31, 2023	FOR THE Year ENDED AUGUST 31, 2022
SHARES TRANSACTIONS:
Class I Shares
Shares sold	672,825	1,059,075
Shares reinvested	7,559	—
Shares redeemed	(741,052)	(815,874)
Total from Class I Shares	(60,668)	243,201
Class A Shares
Shares sold	255,672	193,899
Shares reinvested	1,769	—
Shares redeemed	(87,630)	(118,388)
Total from Class A Shares	169,811	75,511
Class C Shares
Shares sold	2,658	14,668
Shares reinvested	67	—
Shares redeemed	(476)	(2,925)
Total from Class C Shares	2,249	11,743
Net increase/(decrease) in shares outstanding	111,392	330,455

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2023	FOR THE Year ENDED AUGUST 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$1,780,348	$1,488,039
Net realized gain/(loss) on investments
Unaffiliated investments	(1,631,160)	3,693,438
Affliliated investments (see Note 7)	—	—
Distributions from unaffiliated investments	—	—
Distributions from affiliated investments (see Note 7)	—	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	8,032,739	(17,031,168)
Affliliated investments (see Note 7)	—	—
Net increase/(decrease) in net assets resulting from operations	8,181,927	(11,849,691)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(4,229,443)	(5,564,301)
Net decrease in net assets from dividends and distributions to shareholders	(4,229,443)	(5,564,301)

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	42,896,182	44,280,649
Reinvestment of distributions	4,221,767	5,546,851
Shares redeemed	(19,033,537)	(26,188,347)
Net increase/(decrease) in net assets from capital share transactions	28,084,412	23,639,153
Total increase/(decrease) in net assets	32,036,896	6,225,161

NET ASSETS:
Beginning of period	118,260,055	112,034,894
End of period	$150,296,951	$118,260,055

SHARES TRANSACTIONS:
Class I Shares
Shares sold	1,284,747	1,230,209
Shares reinvested	128,236	147,482
Shares redeemed	(572,849)	(734,082)
Net increase/(decrease) in shares outstanding	840,134	643,609

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2023	FOR THE Year ENDED AUGUST 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$47,006	$28,331
Net realized gain/(loss) on investments
Unaffiliated investments	(105,023)	(361,608)
Affliliated investments (see Note 7)	(193,894)	(50,151)
Distributions from unaffiliated investments	—	408
Distributions from affiliated investments (see Note 7)	182,199	586,054
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	176,986	(551,350)
Affliliated investments (see Note 7)	809,842	(1,160,252)
Net increase/(decrease) in net assets resulting from operations	917,116	(1,508,568)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(23,212)	(711,629)
Net decrease in net assets from dividends and distributions to shareholders	(23,212)	(711,629)

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	8,960,109	8,772,783
Reinvestment of distributions	23,212	711,630
Shares redeemed	(4,187,290)	(2,544,827)
Net increase/(decrease) in net assets from capital share transactions	4,796,031	6,939,586
Total increase/(decrease) in net assets	5,689,935	4,719,389

NET ASSETS:
Beginning of period	15,526,832	10,807,443
End of period	$21,216,767	$15,526,832

SHARES TRANSACTIONS:
Class I Shares
Shares sold	893,341	842,898
Shares reinvested	2,400	63,117
Shares redeemed	(416,101)	(245,918)
Net increase/(decrease) in shares outstanding	479,640	660,097

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2023	FOR THE Year ENDED AUGUST 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(81,588)	$(38,703)
Net realized gain/(loss) on investments
Unaffiliated investments	37,722	(258,784)
Affliliated investments (see Note 7)	(106,896)	(568,114)
Distributions from unaffiliated investments	—	—
Distributions from affiliated investments (see Note 7)	211,725	1,078,082
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	84,217	(271,683)
Affliliated investments (see Note 7)	761,919	(1,508,086)
Net increase/(decrease) in net assets resulting from operations	907,099	(1,567,288)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(1,109)	(1,403,072)
Net decrease in net assets from dividends and distributions to shareholders	(1,109)	(1,403,072)

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	7,812,686	10,556,163
Reinvestment of distributions	1,109	1,403,072
Shares redeemed	(2,153,372)	(6,940,249)
Net increase/(decrease) in net assets from capital share transactions	5,660,423	5,018,986
Total increase/(decrease) in net assets	6,566,413	2,048,626

NET ASSETS:
Beginning of period	12,988,238	10,939,612
End of period	$19,554,651	$12,988,238

SHARES TRANSACTIONS:
Class I Shares
Shares sold	752,103	947,764
Shares reinvested	113	119,437
Shares redeemed	(209,678)	(633,856)
Net increase/(decrease) in shares outstanding	542,538	433,345

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2023	FOR THE Year ENDED AUGUST 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$226,440	$(317,054)
Net realized gain/(loss) on investments
Unaffiliated investments	3,864,198	(7,094,288)
Affliliated investments (see Note 7)	—	—
Distributions from unaffiliated investments	—	—
Distributions from affiliated investments (see Note 7)	—	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	3,754,938	(2,150,230)
Affliliated investments (see Note 7)	—	—
Net increase/(decrease) in net assets resulting from operations	7,845,576	(9,561,572)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(554,990)	(24,978,857)
Net decrease in net assets from dividends and distributions to shareholders	(554,990)	(24,978,857)

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	20,090,886	27,264,934
Reinvestment of distributions	548,528	24,457,949
Shares redeemed	(14,264,163)	(24,755,295)
Net increase/(decrease) in net assets from capital share transactions	6,375,251	26,967,588
Total increase/(decrease) in net assets	13,665,837	(7,572,841)

NET ASSETS:
Beginning of period	89,835,822	97,408,663
End of period	$103,501,659	$89,835,822

SHARES TRANSACTIONS:
Class I Shares
Shares sold	767,765	990,971
Shares reinvested	21,544	884,875
Shares redeemed	(545,180)	(877,969)
Net increase/(decrease) in shares outstanding	244,129	997,877

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$17.85	$23.21	$19.55	$18.24	$17.97
Net Investment Income (Loss) (1)	0.18	0.17	0.03	0.14	0.18
Net realized and unrealized gain/(loss) on investments (2)	0.88	(2.27)	3.76	1.66	0.75
Net increase/(decrease) in net assets resulting from operations	1.06	(2.10)	3.79	1.80	0.93
Dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.04)	(0.08)	(0.18)	(0.11)
Net realized capital gain	(0.71)	(3.22)	(0.05)	(0.31)	(0.55)
Total dividends and distributions to shareholders	(0.91)	(3.26)	(0.13)	(0.49)	(0.66)
Net Asset Value, end of period	$18.00	$17.85	$23.21	$19.55	$18.24
Total investment return/(loss) (3)	6.02%	(10.71)%	19.46%	10.10%	5.83%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$351,360	$391,548	$506,159	$556,511	$497,097
Ratio of expenses to average net assets with waivers and reimbursements net of amounts recouped	0.98%	0.92%	0.87%	0.85%	0.93%
Ratio of expenses to average net assets without waivers and reimbursements net of amounts recouped	0.97%	0.96%	0.87%	0.85%	0.86%
Ratio of net investment income/(loss) to average net assets	0.99%	0.85%	0.15%	0.76%	1.07%
Portfolio turnover rate (4)	88%	133%	91%	129%	104%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class a Shares
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$17.88	$23.25	$19.59	$18.29	$17.99
Net Investment Income (Loss) (1)	0.13	0.12	(0.02)	0.08	0.14
Net realized and unrealized gain/(loss) on investments (2)	0.87	(2.27)	3.77	1.67	0.76
Net increase/(decrease) in net assets resulting from operations	1.00	(2.15)	3.75	1.75	0.90
Dividends and distributions to shareholders from:
Net investment income	(0.15)	—	(0.04)	(0.14)	(0.05)
Net realized capital gain	(0.71)	(3.22)	(0.05)	(0.31)	(0.55)
Total dividends and distributions to shareholders	(0.86)	(3.22)	(0.09)	(0.45)	(0.60)
Net Asset Value, end of period	$18.02	$17.88	$23.25	$19.59	$18.29
Total investment return/(loss) (3)	5.69%	(10.89)%	19.20%	9.78%	5.61%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,276	$28,285	$29,423	$23,424	$14,751
Ratio of expenses to average net assets with waivers and reimbursements net of amounts recouped	1.23%	1.17%	1.12%	1.10%	1.18%
Ratio of expenses to average net assets without waivers and reimbursements net of amounts recouped	1.22%	1.21%	1.12%	1.10%	1.11%
Ratio of net investment income/(loss) to average net assets	0.74%	0.64%	(0.09)%	0.47%	0.84%
Portfolio turnover rate (4)	88%	133%	91%	129%	104%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (CONCLUDED)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class c Shares
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$17.12	$22.54	$19.11	$17.79	$17.59
Net Investment Income (Loss) (1)	—	(0.03)	(0.17)	(0.05)	0.01
Net realized and unrealized gain/(loss) on investments (2)	0.83	(2.17)	3.65	1.71	0.74
Net increase/(decrease) in net assets resulting from operations	0.83	(2.20)	3.48	1.66	0.75
Dividends and distributions to shareholders from:
Net investment income	(0.02)	—	0.00	(0.03)	—
Net realized capital gain	(0.71)	(3.22)	(0.05)	(0.31)	(0.55)
Total dividends and distributions to shareholders	(0.73)	(3.22)	(0.05)	(0.34)	(0.55)
Net Asset Value, end of period	$17.22	$17.12	$22.54	$19.11	$17.79
Total investment return/(loss) (3)	4.93%	(11.54)%	18.25%	9.47%	4.78%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,297	$2,546	$2,917	$2,915	$2,350
Ratio of expenses to average net assets with waivers and reimbursements net of amounts recouped	1.98%	1.92%	1.87%	1.85%	1.93%
Ratio of expenses to average net assets without waivers and reimbursements net of amounts recouped	1.97%	1.96%	1.87%	1.85%	1.86%
Ratio of net investment income/(loss) to average net assets	(0.01)%	(0.15)%	(0.84)%	(0.26)%	0.07%
Portfolio turnover rate (4)	88%	133%	91%	129%	104%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class i Shares
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$11.28	$11.91	$10.03	$11.49	$13.82
Net Investment Income (Loss) (1)	0.05	(0.01)	(0.02)	0.07	0.14
Net realized and unrealized gain/(loss) on Investments (2)	0.17	(0.62)	1.92	(1.40)	(1.89)
Net increase/(decrease) in net assets resulting from operations	0.22	(0.63)	1.90	(1.33)	(1.75)
Dividends and distributions to shareholders from:
Net investment income	—	—	(0.02)	(0.13)	(0.04)
Net realized capital gain	(0.03)	—	—	—	(0.54)
Total dividends and distributions to shareholders	(0.03)	—	(0.02)	(0.13)	(0.58)
Net Asset Value, end of period	$11.47	$11.28	$11.91	$10.03	$11.49
Total investment return/(loss) (3)	1.98%	(5.29)%	19.02%	(11.75)%	(12.43)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,995	$29,180	$27,913	$42,830	$33,707
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of expenses to average net assets without waivers and reimbursements	1.50%	1.46%	1.40%	1.36%	1.40%
Ratio of net investment income/(loss) to average net assets	0.41%	(0.09)%	(0.22)%	0.68%	1.19%
Portfolio turnover rate (4)	104%	123%	135%	151%	145%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$11.20	$11.85	$10.00	$11.46	$13.80
Net Investment Income (Loss) (1)	0.02	(0.04)	(0.05)	0.03	0.11
Net realized and unrealized gain/(loss) on Investments (2)	0.17	(0.61)	1.92	(1.38)	(1.88)
Net increase/(decrease) in net assets resulting from operations	0.19	(0.65)	1.87	(1.35)	(1.77)
Dividends and distributions to shareholders from:
Net investment income	—	—	(0.02)	(0.11)	(0.03)
Net realized capital gain	(0.03)	—	—	—	(0.54)
Total dividends and distributions to shareholders	(0.03)	—	(0.02)	(0.11)	(0.57)
Net Asset Value, end of period	$11.36	$11.20	$11.85	$10.00	$11.46
Total investment return/(loss) (3)	1.73%	(5.49)%	18.69%	(11.95)%	(12.61)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,131	$6,111	$5,573	$6,905	$3,892
Ratio of expenses to average net assets with waivers and reimbursements	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of expenses to average net assets without waivers and reimbursements	1.75%	1.71%	1.65%	1.61%	1.65%
Ratio of net investment income/(loss) to average net assets	0.16%	(0.34)%	(0.48)%	0.32%	0.94%
Portfolio turnover rate (4)	104%	123%	135%	151%	145%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (CONCLUDED)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$10.83	$11.48	$9.75	$11.22	$13.59
Net Investment Income (Loss) (1)	(0.06)	(0.12)	(0.14)	(0.03)	0.01
Net realized and unrealized gain/(loss) on Investments (2)	0.16	(0.53)	1.87	(1.37)	(1.84)
Net increase/(decrease) in net assets resulting from operations	0.10	(0.65)	1.73	(1.40)	(1.83)
Dividends and distributions to shareholders from:
Net investment income	—
Net realized capital gain	(0.03)	—	—	(0.07)	(0.54)
Total dividends and distributions to shareholders	(0.03)	—	—	(0.07)	(0.54)
Net Asset Value, end of period	$10.90	$10.83	$11.48	$9.75	$11.22
Total investment return/(loss) (3)	0.96%	(5.66)%	17.74%	(12.57)%	(13.30)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$265	$238	$118	$102	$114
Ratio of expenses to average net assets with waivers and reimbursements	2.23%	2.23%	2.23%	2.23%	2.23%
Ratio of expenses to average net assets without waivers and reimbursements	2.50%	2.46%	2.40%	2.36%	2.40%
Ratio of net investment income/(loss) to average net assets	(0.59)%	(1.06)%	(1.26)%	(0.29)%	0.09%
Portfolio turnover rate (4)	104%	123%	135%	151%	145%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$33.16	$38.33	$32.93	$32.62	$30.30
Net Investment Income (Loss) (1)	0.45	0.45	0.38	0.41	0.53
Net realized and unrealized gain/(loss) on Investments (2)	1.62	(3.77)	5.24	1.06	2.20
Net increase/(decrease) in net assets resulting from operations	2.07	(3.32)	5.62	1.47	2.73
Dividends and distributions to shareholders from:
Net investment income	(0.31)	(0.58)	(0.22)	(0.85)	(0.41)
Net realized capital gain	(0.81)	(1.27)	—	(0.31)	—
Total dividends and distributions to shareholders	(1.12)	(1.85)	(0.22)	(1.16)	(0.41)
Redemption fees added to paid-in capital	—	—	—	—	— (3)
Net Asset Value, end of period	$34.11	$33.16	$38.33	$32.93	$32.62
Total investment return/(loss) (4)	6.39%	(9.20)%	17.15%	4.53%	9.18%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$150,297	$118,260	$112,035	$58,262	$21,520
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.84%	0.97%	0.84%	0.84%
Ratio of expenses to average net assets without waivers and reimbursements	1.00%	1.01%	1.10%	0.98%	1.11%
Ratio of net investment income/(loss) to average net assets	1.37%	1.24%	1.26%	1.32%	1.75%
Portfolio turnover rate (5)	96%	87%	88%	122%	74%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)	Amount represents less than $0.005 per share.
(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	CLASS I SHARES
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Per Share Operating Performance
Net asset value, beginning of period	$9.80	$11.69	$10.60	$10.00
Net Investment Income (Loss) (2)	0.03	0.02	(0.07)	(0.03)
Net realized and unrealized gain/(loss) on Investments (3)	0.46	(1.26)	1.16	0.63
Net increase/(decrease) in net assets resulting from operations	0.49	(1.24)	1.09	0.60
Dividends and distributions to shareholders from:
Net investment income	(0.01)	(0.40)	— (4)	—
Net realized capital gain	—	(0.25)	— (4)	—
Total dividends and distributions to shareholders	(0.01)	(0.65)	—	—
Net Asset Value, end of period	$10.28	$9.80	$11.69	$10.60
Total investment return/(loss) (5)	5.04%	(11.26)%	10.34%	6.00	%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,217	$15,527	$10,807	$6,408
Ratio of expenses to average net assets with waivers and reimbursements	1.47%	1.70%	1.70%	1.70	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.37%	1.61%	1.75%	3.97	%(6)
Ratio of net investment income/(loss) to average net assets	0.26%	0.23%	(0.67)%	(1.08	)%(6)
Portfolio turnover rate (8)	61%	67%	170%	6	%(7)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)	Amount represents less than $0.005 per share.
(5)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(6)	Annualized.
(7)	Not annualized.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	CLASS I SHARES
	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Per Share Operating Performance
Net asset value, beginning of period	$9.99	$12.63	$10.94	$10.00
Net Investment Income (Loss) (2)	(0.06)	(0.03)	(0.14)	(0.04)
Net realized and unrealized gain/(loss) on Investments (3)	0.68	(1.27)	1.83	0.98
Net increase/(decrease) in net assets resulting from operations	0.62	(1.30)	1.69	0.94
Dividends and distributions to shareholders from:
Net investment income	— (4)	(0.75)	—	—
Net realized capital gain	—	(0.59)	—	—
Total dividends and distributions to shareholders	—	(1.34)	—	—
Net Asset Value, end of period	$10.61	$9.99	$12.63	$10.94
Total investment return/(loss) (5)	6.22%	(11.64)%	15.45%	9.40	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,555	$12,988	$10,940	$7,327
Ratio of expenses to average net assets with waivers and reimbursements	1.53%	1.70%	1.70%	1.70	%(7)
Ratio of expenses to average net assets without waivers and reimbursements	1.48%	1.58%	1.74%	3.52	%(7)
Ratio of net investment income/(loss) to average net assets	(0.55)%	(0.29)%	(1.17)%	(1.58	)%(7)
Portfolio turnover rate (8)	26%	88%	178%	5	%(6)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)	Amount represents less than $0.005 per share.
(5)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(6)	Not annualized.
(7)	Annualized.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021(1)	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
Per Share Operating Performance
Net asset value, beginning of period	$25.53	$38.64	$28.16	$25.67	$35.14
Net Investment Income (Loss) (2)	0.06	(0.10)	(0.15)	(0.10)	(0.15)
Net realized and unrealized gain/(loss) on Investments (3)	2.06	(2.97)	12.33	2.68	(5.55)
Net increase/(decrease) in net assets resulting from operations	2.12	(3.07)	12.18	2.58	(5.70)
Dividends and distributions to shareholders from:
Net investment income	—	—	(0.07)	—	—
Net realized capital gain	(0.15)	(10.04)	(1.63)	(0.09)	(3.77)
Total dividends and distributions to shareholders	(0.15)	(10.04)	(1.70)	(0.09)	(3.77)
Net Asset Value, end of period	$27.50	$25.53	$38.64	$28.16	$25.67
Total investment return/(loss) (4)	8.37%	(9.93)%	44.61%	10.04%	(16.02)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$103,502	$89,836	$97,409	$57,109	$69,302
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23%	1.07%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and reimbursements (5)	1.25%	1.33%	1.12%	1.38%	1.37%
Ratio of net investment income/(loss) to average net assets	0.24%	(0.34)%	(0.37)%	(0.38)%	(0.53)%
Portfolio turnover rate (6)	197%	270%	314%	302%	344%

(1)	Effective as of the close of business on March 15, 2021, the Adviser took over management of the SGI Small Cap Core Fund from its predecessor investment manager.
(2)	Calculated based on average shares outstanding for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	During the current fiscal period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements

AUGUST 31, 2023

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund complex divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund, the SGI Global Equity Fund, the SGI Prudent Growth Fund, the SGI Peak Growth Fund and the SGI Small Cap Core Fund (each, a “Fund” and collectively, the “Funds”). The SGI Small Cap Core Fund, the SGI U.S. Large Cap Equity Fund and the SGI U.S. Small Cap Equity Fund commenced investment operations on October 1, 1999, February 29, 2012 and March 31, 2016, respectively. The SGI Prudent Growth Fund and the SGI Peak Growth Fund commenced investment operations on June 8, 2020.

Effective as of the close of business on March 15, 2021, Summit Global Investments, LLC (“Summit” or the “Adviser”) took over management of the SGI Small Cap Core Fund from its predecessor investment manager.

As of the end of the reporting period, the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund and the SGI Global Equity Fund all offer three classes of shares: Class I Shares, Class A Shares and Class C Shares; the SGI Prudent Growth Fund, the SGI Peak Growth Fund and the SGI Small Cap Core Fund, all offer one class of shares; Class I Shares. As of the end of the reporting period, Class A Shares and Class C Shares of the SGI Global Equity Fund were not yet operational.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive investment portfolio of the Company.

The investment objective of the SGI U.S. Large Cap Equity Fund is to outperform the S&P 500® Low Volatility Index over a market cycle while reducing overall volatility. The investment objective of the SGI U.S. Small Cap Equity Fund is to outperform the S&P SmallCap® Low Volatility Index over a market cycle while reducing overall volatility. The investment objective of each of the SGI Global Equity Fund, the SGI Prudent Growth Fund and the SGI Small Cap Core Fund is to seek long-term capital appreciation. The investment objective of the SGI Peak Growth Fund is to seek capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Funds is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in exchange-traded funds (“ETFs”) are valued at their last reported sale price. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2023

below) in accordance with procedures adopted by The Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Summit as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the current fiscal period, in valuing each Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
SGI U.S. Large Cap Equity Fund
Common Stocks	$379,495,246	$379,495,246	$—	$—
Short-Term Investments	5,558,821	5,558,821	—	—
Total Investments*	$385,054,067	$385,054,067	$—	$—

SGI U.S. Small Cap Equity Fund
Common Stocks	$35,916,832	$35,916,832	$—	$—
Exchange-Traded Funds	1,137,640	1,137,640	—	—
Short-Term Investments	354,235	354,235	—	—
Total Investments*	$37,408,707	$37,408,707	$—	$—

SGI Global Equity Fund
Common Stocks	$147,137,727	$147,137,727	$—	$—
Short-Term Investments	2,245,383	2,245,383	—	—
Total Investments*	$149,383,110	$149,383,110	$—	$—

SGI PRUDENT GROWTH Fund
Exchange-Traded Funds	$10,089,074	$10,089,074	$—	$—
Mutual Funds	10,093,918	10,093,918	—	—
Short-Term Investments	1,069,102	1,069,102	—	—
Total Investments*	$21,252,094	$21,252,094	$—	$—

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2023

	Total	Level 1	Level 2	Level 3
SGI PEAK GROWTH FUND
Exchange-Traded Funds	$4,579,680	$4,579,680	$—	$—
Mutual Funds	14,481,780	14,481,780	—	—
Short-Term Investments	393,615	393,615	—	—
Total Investments*	$19,455,075	$19,455,075	$—	$—

SGI SMALL CAP core Fund
Common Stocks	$101,966,542	$101,966,542	$—	$—
Short-Term Investments	1,684,071	1,684,071	—	—
Total Investments*	$103,650,613	$103,650,613	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 purchases, sales, or transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2023

incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. tax status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Summit Global Investments, LLC serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2023 for each Fund and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after a Fund’s respective contractual limitation expiration date.

FUND	ADVISORY FEE	EXPENSE CAPS
		CLASS I	CLASS A	CLASS C
SGI U.S. Large Cap Equity Fund	0.70%	0.98%	1.23%	1.98%
SGI U.S. Small Cap Equity Fund	0.95	1.23	1.48	2.23
SGI Global Equity Fund	0.70	0.84	1.09	1.84
SGI Prudent Growth Fund	0.75	1.70	—	—
SGI Peak Growth Fund	0.75	1.70	—	—
SGI Small Cap Core Fund	0.95	1.23	—	—

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2023

If at any time a Fund’s total annual Fund operating expenses for a year are less than the relevant share class’ Expense Cap, the Adviser is entitled to recoup from the Fund the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such recoupment does not cause the Fund to exceed the relevant share class’s Expense Cap that was in effect at the time of the waiver or reimbursement.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed and recoupments were as follows:

FUND	Gross Advisory Fees	Waivers AND/OR Reimbursements*	RECOUPMENTS	Net Advisory Fees
SGI U.S. Large Cap Equity Fund	$2,821,020	$(87,307)	$130,211	$2,863,924
SGI U.S. Small Cap Equity Fund	344,825	(96,478)	—	248,347
SGI Global Equity Fund	912,478	(210,693)	—	701,785
SGI Prudent Growth Fund	136,764	—	17,720	154,484
SGI Peak Growth Fund	110,775	—	7,714	118,489
SGI Small Cap Core Fund	886,074	(21,348)	1,954	866,680

As of the end of the reporting period, the Funds had amounts available for recoupment by the Adviser as follows:

	EXPIRATION
FUND	August 31, 2024	August 31, 2025	August 31, 2026
SGI U.S. Large Cap Equity Fund	$—	$67,871	$87,307
SGI U.S. Small Cap Equity Fund	75,377	81,169	96,478
SGI Global Equity Fund	97,962	209,841	210,693
SGI Prudent Growth Fund	—	—	—
SGI Peak Growth Fund	—	—	—
SGI Small Cap Core Fund	38,737	88,935	21,348

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2023

Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

3. DIRECTOR AND OFFICER Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

FUND	Purchases	Sales
SGI U.S. Large Cap Equity Fund	$351,679,749	$411,408,695
SGI U.S. Small Cap Equity Fund	38,358,943	37,240,651
SGI Global Equity Fund	146,527,356	122,801,011
SGI Prudent Growth Fund	16,585,468	10,210,543
SGI Peak Growth Fund	9,675,369	3,838,185
SGI Small Cap Core Fund	188,761,319	182,344,929

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

AUGUST 31, 2023

As of August 31, 2023, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$340,644,664	$52,927,000	$(8,517,597)	$44,409,403
SGI U.S. Small Cap Equity Fund	35,293,291	4,300,872	(2,185,456)	2,115,416
SGI Global Equity Fund	142,346,797	12,149,418	(5,113,105)	7,036,313
SGI Prudent Growth Fund	21,163,275	713,443	(624,624)	88,819
SGI Peak Growth Fund	19,522,487	848,137	(915,549)	(67,412)
SGI Small Cap Core Fund	101,856,766	7,519,025	(5,725,178)	1,793,847

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to wash sales and investments in passive foreign investment companies.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds.

Permanent differences as of August 31, 2023, primarily attributable to Net Operating Losses and Deemed Distributions due to Shareholder Redemptions were reclassified among the following accounts:

	Distributable Earnings/(loss)	Paid-in Capital
SGI U.S. Large Cap Equity Fund	$(1,807,871)	$1,807,871
SGI Global Equity Fund	151	(151)
SGI Prudent Growth Fund	46	(46)
SGI Peak Growth Fund	70,378	(70,378)
SGI Small Cap Core Fund	77,034	(77,034)

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

FUND	Undistributed Ordinary Income	Undistributed Long-term capital gains	Capital Loss Carry Forward	Qualified Late- Year Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$1,932,135	$12,258,937	$—	$—	$—	$44,409,403
SGI U.S. Small Cap Equity Fund	80,453	—	(1,066,098)	—	—	2,115,416
SGI Global Equity Fund	1,169,463	—	—	(1,707,840)	—	7,036,313
SGI Prudent Growth Fund	—	—	(180,815)	(29,431)	(9,866)	88,819
SGI Peak Growth Fund	—	116,992	—	(115,523)	(12,267)	(67,412)
SGI Small Cap Core Fund	—	—	(5,926,295)	—	—	1,793,847

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

AUGUST 31, 2023

The differences between the book and tax basis components of distributable earnings relate primarily to wash sales and investments in passive foreign investment companies.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2023 was as follows:

		2023
FUND	Ordinary Income	Long-Term Gains	TOTAL
SGI U.S. Large Cap Equity Fund	$4,425,439	$16,298,811	$20,724,250
SGI U.S. Small Cap Equity Fund	1	108,686	108,687
SGI Global Equity Fund	1,176,535	3,052,908	4,229,443
SGI Prudent Growth Fund	23,212	—	23,212
SGI Peak Growth Fund	—	1,109	1,109
SGI Small Cap Core Fund	—	554,990	554,990

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2022 was as follows:

FUND	Ordinary Income	Long-Term Gains	TOTAL
SGI U.S. Large Cap Equity Fund	$22,024,821	$52,940,729	$74,965,550
SGI U.S. Small Cap Equity Fund	—	—	—
SGI Global Equity Fund	2,759,100	2,805,201	5,564,301
SGI Prudent Growth Fund	661,801	49,828	711,629
SGI Peak Growth Fund	1,309,074	93,998	1,403,072
SGI Small Cap Core Fund	23,796,320	1,182,537	24,978,857

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2023, the SGI U.S. Small Cap Equity Fund had $1,066,098 of short-term loss carryovers, and the SGI Prudent Growth Fund had $39,299 of short-term loss carryovers, as well as $141,516 of long-term loss carryovers, and the SGI Small Cap Core Fund had $5,926,295 of short-term loss carryovers. During the fiscal year, the SGI Peak Growth Fund utilized $114,721 of carry forward capital losses.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

AUGUST 31, 2023

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2023.

	Late-year ordinary loss deferral	post-october capital loss deferral
SGI U.S. Large Cap Equity Fund	$—	$—
SGI U.S. Small Cap Equity Fund	—	—
SGI Global Equity Fund	—	1,707,840
SGI Prudent Growth Fund	29,431	—
SGI Peak Growth Fund	115,523	—
SGI Small Cap Core Fund	—	—

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted a final rule relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Funds are required to comply.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2023

7. TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds. Fund of Funds are allowed to invest in other investment companies in excess of the limits imposed, if certain requirement, such as being part of the same group of investment companies, are met. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

	August 31, 2022		Additions		Reductions
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost
SGI Prudent Growth Fund
SGI Dynamic Tactical ETF	—	$—	157,260	$4,004,961	(8,370)	$(212,682)
SGI Global Equity Fund	102,939	3,418,545	51,320	1,701,918	(12,980)	(482,051)
SGI Small Cap Core Fund	54,297	1,768,193	25,588	651,303	(10,045)	(398,091)
SGI U.S. Large Cap Core ETF	—	—	80,180	2,062,221	(7,290)	(186,187)
SGI U.S. Large Cap Equity Fund	101,135	1,861,794	52,523	924,947	(13,238)	(275,907)
SGI U.S. Small Cap Equity Fund	53,102	529,357	25,274	285,158	(6,299)	(75,922)
	311,473	$7,577,889	392,145	$9,630,508	(58,222)	$(1,630,840)

SGI Peak Growth Fund
SGI Dynamic Tactical ETF	—	$—	75,030	1,904,297	—	$—
SGI Global Equity Fund	117,522	3,791,859	54,290	1,827,568	(2,753)	(101,335)
SGI Small Cap Core Fund	105,973	3,222,151	51,511	1,338,933	(8,470)	(331,845)
SGI U.S. Large Cap Core ETF	—	—	55,530	1,425,836	—	—
SGI U.S. Large Cap Equity Fund	131,386	2,378,896	63,386	1,128,638	(2,288)	(46,362)
SGI U.S. Small Cap Equity Fund	68,964	660,669	31,522	357,834	—	—
	423,845	$10,053,575	331,269	$7,983,106	(13,511)	$(479,542)

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (CONCLUDED)

AUGUST 31, 2023

	August 31, 2023
Issuer Name	Dividend Income	Capital Gain Distribution	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)	Share Balance	Value	Cost
SGI Prudent Growth Fund
SGI Dynamic Tactical ETF	$—	$—	$86,305	$4,518	148,890	$3,878,584	$3,792,279
SGI Global Equity Fund	35,666	92,597	185,712	(38,507)	141,279	4,819,043	4,638,412
SGI Small Cap Core Fund	—	9,198	281,182	(128,680)	69,840	1,920,592	2,021,405
SGI U.S. Large Cap Core ETF	—	—	221,426	12,465	72,890	2,040,920	1,876,034
SGI U.S. Large Cap Equity Fund	22,397	78,451	16,723	(39,635)	140,420	2,527,557	2,510,834
SGI U.S. Small Cap Equity Fund	—	1,953	18,495	(4,055)	72,077	826,726	738,593
	$58,063	$182,199	$809,842	$(193,894)	645,396	$16,013,422	$15,577,557

SGI Peak Growth Fund
SGI Dynamic Tactical ETF	$—	$—	$50,234	$—	75,030	$1,954,531	$1,904,297
SGI Global Equity Fund	37,773	98,067	143,336	(8,609)	169,059	5,766,597	5,518,092
SGI Small Cap Core Fund	—	16,773	385,318	(92,406)	149,014	4,097,897	4,229,239
SGI U.S. Large Cap Core ETF	—	—	129,004	—	55,530	1,554,840	1,425,836
SGI U.S. Large Cap Equity Fund	29,986	94,526	37,193	(5,881)	192,484	3,464,707	3,461,172
SGI U.S. Small Cap Equity Fund	—	2,359	16,834	—	100,486	1,152,579	1,018,503
	$67,759	$211,725	$761,919	$(106,896)	741,603	$17,991,151	$17,557,139

8. SUBSEQUENT EVENTS

The U.S.-designated terrorist group Hamas attacked Israel on October 7, 2023, resulting in an ensuing war in the region. Current hostilities and the potential for future hostilities may diminish the value, or cause significant volatility in the share price, of companies based in or having significant operations in Israel. The Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. How long the armed conflict and related events will last cannot be predicted.

SUMMIT GLOBAL INVESTMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, and SGI Small Cap Core Fund, and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, and SGI Small Cap Core Fund (collectively referred to as the “Funds”) (six of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2023, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the portfolios constituting The RBB Fund, Inc.) at August 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
SGI U.S. Large Cap Equity Fund SGI U.S. Small Cap Equity Fund SGI Global Equity Fund	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the five years in the period ended August 31, 2023
SGI Prudent Growth Fund SGI Peak Growth Fund	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the three years in the period ended August 31, 2023 and the period June 8, 2020 (commencement of operations) through August 31, 2020
SGI Small Cap Core Fund	For the year ended August 31, 2023	For each of the two years in the period ended August 31, 2023	For each of the three years in the period ended August 31, 2023

The financial highlights of SGI Small Cap Core Fund for each of the periods presented through August 31, 2020, were audited by other auditors whose report dated October 27, 2020, expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

SUMMIT GLOBAL INVESTMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Summit Global Investments investment companies since 2012.

Philadelphia, Pennsylvania
October 30, 2023

SUMMIT GLOBAL INVESTMENTS

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. During the fiscal year ended August 31, 2023, the tax character of distributions paid by the Funds were as follows:

		Ordinary Income Dividend	Long-Term Capital Gains Dividends
SGI U.S. Large Cap Equity Fund	2023	$4,425,439	$16,298,811
SGI U.S. Small Cap Equity Fund	2023	1	108,686
SGI Global Equity Fund	2023	1,176,535	3,052,908
SGI Prudent Growth Fund	2023	23,212	—
SGI Peak Growth Fund	2023	—	1,109
SGI Small Cap Core Fund	2023	—	554,990

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2023 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

SGI U.S. Large Cap Equity Fund	100.00%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	100.00%
SGI Prudent Growth Fund	100.00%
SGI Peak Growth Fund	0.00%
SGI Small Cap Core Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for corporate dividends received deduction for each Fund is as follows:

SGI U.S. Large Cap Equity Fund	100.00%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	69.59%
SGI Prudent Growth Fund	69.59%
SGI Peak Growth Fund	0.00%
SGI Small Cap Core Fund	0.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

SGI U.S. Large Cap Equity Fund	0.00%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	0.00%
SGI Prudent Growth Fund	0.00%
SGI Peak Growth Fund	0.00%
SGI Small Cap Growth Fund	0.00%

SUMMIT GLOBAL INVESTMENTS

SHAREHOLDER TAX INFORMATION (UNAUDITED) (Concluded)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

SGI U.S. Large Cap Equity Fund	0.00%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	0.00%
SGI Prudent Growth Fund	0.00%
SGI Peak Growth Fund	0.00%
SGI Small Cap Core Fund	0.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Investment Advisory Agreement renewal – SGI U.S. LARGE CAP EQUITY FUND, SGI U.S. SMALL CAP EQUITY FUND, SGI GLOBAL EQUITY FUND, SGI PRUDENT GROWTH FUND, SGI PEAK GROWTH FUND, AND SGI SMALL CAP CORE FUND

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Summit and the Company (the “Investment Advisory Agreements”) on behalf of the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Peak Growth Fund, SGI Prudent Growth Fund, and SGI Small Cap Core Fund, at a meeting of the Board held on May 16-17, 2023 (for this section only, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Summit with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of Summit, and discussed the Investment Advisory Agreements with counsel in executive sessions, at which no representatives of Summit were present. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by FUSE Research Network, LLC comparing each Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of each Fund to the performance of its Peer Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Funds and that Summit’s services had been acceptable.

The Directors also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for the one-month, three-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2023, as applicable. The Directors considered the Funds’ investment performance in light of their respective investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Peer Groups was acceptable.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited) (Continued)

The Directors noted that the SGI U.S. Large Cap Equity Fund outperformed its benchmark, the S&P 500® Low Volatility Index, for the three-month, period ended March 31, 2023 and underperformed its benchmark for the one-month, one-year, three-year, five-year, ten-year, and since inception periods ended March 31, 2023. The Directors also noted that the SGI U.S. Large Cap Equity Fund outperformed the median of its Peer Group for the three-month, one-year, and five-year periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-year, ten-year, and since-inception periods ended December 31, 2022.

Next, the Directors noted that the SGI U.S. Small Cap Equity Fund’s investment performance outperformed its benchmark, the S&P SmallCap 600® Low Volatility Index for the one-month, three-month, and one-year periods ended March 31, 2023, and underperformed its benchmark for the three-year, five-year and since inception periods ended March 31, 2023. The Directors also noted that the SGI U.S. Small Cap Equity Fund outperformed the median of its Peer Group for the one-year period ended December 31, 2022, and underperformed the median of its Peer Group for the three-month, three-year, five-year, and since-inception periods ended December 31, 2022.

The Directors noted that the SGI Global Equity Fund’s investment performance outperformed its benchmark, the MSCI ACWI Minimum Volatility (USD) Index, for the three-month, three-year, five-year, ten-year, and since-inception periods ended March 31, 2023, and underperformed its benchmark for the one-month and one-year periods ended March 31, 2023. The Directors also noted that the SGI Global Equity Fund outperformed the median of its Peer Group for the five-year, ten-year, and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month, one-year, and three-year periods ended December 31, 2022.

The Directors noted that the SGI Small Cap Core Fund’s investment performance outperformed its benchmark, the Russell 2000® Index, for the three-month, one-year, three-year, five-year, ten-year and since-inception periods ended March 31, 2023, and underperformed its benchmark for the one-month period ended March 31, 2023. The Directors also noted that the SGI Small Cap Core Fund outperformed the median of its Peer Group for the one-year, three-year, five-year, ten-year, and since-inception periods ended December 31, 2022, and underperformed the median of its Peer Group for the three-month period ended December 31, 2022.

Next, the Directors noted that the SGI Peak Growth Fund’s investment performance outperformed its benchmark, the S&P 500 Index, for the one-year period ended March 31, 2023, and underperformed its benchmark for the three-month period ended March 31, 2023. The Directors also noted that the SGI Peak Growth Fund outperformed the median of its Peer Group for the one-year period ended December 31, 2022, equaled the performance of the median of its Peer Group for the three-month period ended December 31, 2022, and underperformed the median of its Peer Group for the since-inception period ended December 31, 2022.

Finally, the Directors noted that the SGI Prudent Growth Fund’s investment performance outperformed its benchmark, the S&P 500 Index, for the one-year period ended March 31, 2023, and underperformed its benchmark for the three-month, period ended March 31, 2023. The Directors also noted that the SGI Prudent Growth Fund outperformed the median of its Peer Group for the three-month and one-year periods ended December 31, 2022, and underperformed the median of its Peer Group for the since-inception periods ended December 31, 2022.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Summit had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2023 for the Funds to limit total annual operating expenses to agreed upon levels for each Fund.

The Directors noted that the SGI U.S. Large Cap Equity Fund’s net advisory fee was above the median of its Peer Group and ranked in the 5th quintile of its Peer Group, and its total net expenses was above the median of its Peer Group and ranked in the 4th quintile of its Peer Group.

The Directors noted that the SGI U.S. Small Cap Equity Fund’s net advisory fee equaled the median of its Peer Group and ranked in the 3rd quintile of its Peer Group, and its total net expenses was above the median of its Peer Group and ranked in the 5th quintile of its Peer Group.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited) (Concluded)

The Directors noted that the SGI Global Equity Fund’s net advisory fee equaled the median of its Peer Group and ranked in the 3rd quintile of its Peer Group, and its total net expenses was above the median of its Peer Group and ranked in the 3rd quintile of its Peer Group.

The Directors noted that the SGI Small Cap Core Fund’s net advisory fee and total net expenses were each above the median of its Peer Group and each ranked in the 5th quintile of its Peer Group.

The Directors noted that the net advisory fee of the SGI Peak Growth Fund ranked above the median and in the 4th quintile of its Peer Group, and the Fund’s total net expenses (including acquired fund fees and expenses) were above the median and in the 5th quintile of its Peer Group.

The Directors noted that the net advisory fee of the SGI Prudent Growth Fund ranked above the median and in the 4th quintile of its Peer Group, and the Fund’s total net expenses (including acquired fund fees and expenses) were above the median and in the 5th quintile of its Peer Group.

After reviewing information relating to Summit’s costs, profitability and economies of scale, and after considering the services to be provided by Summit, the Directors concluded that the investment advisory fees to be paid by the Funds to Summit were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2024.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund. The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Funds did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Funds did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age:75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree

Investments, Inc.

(asset management

company) (until March

2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC. (an investment advisory firm)

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series in the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Concluded)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking, and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE SGI FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons SGI Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the SGI Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited) (Concluded)

Questions?	Call 1-855-744-8500 or go to www.summitglobalinvestments.com

What we do
How do the SGI Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the SGI Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

Investment Adviser

Summit Global Investments, LLC
620 South Main Street
Bountiful, UT 84010

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SGI-AR23

SGI U.S. LARGE CAP CORE ETF

SGI DYNAMIC TACTICAL ETF

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2023

This report is submitted for the general information of the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Funds.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report
AUGUST 31, 2023 (UNAUDITED)

SGI U.S. Large Cap Core ETF (SGLC)

These ETFs are different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. These ETFs will not. This may create additional risks for your investment. For example:

●	You may have to pay more money to trade an ETF’s shares. These ETFs will provide less information to traders, who tend to charge more for trades when they have less information.

●

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for these ETFs compared to other ETFs because these ETFs provides less information to traders.

●	These additional risks may be even greater in bad or uncertain market conditions.

●

The SGI U.S. Large Cap Core ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between these ETFs and other ETFs may also have advantages. By keeping certain information about an ETF portfolio secret, these ETFs may face less risk that other traders can predict or copy its investment strategy. This may improve the ETFs’ performance. If other traders are able to copy or predict an ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of these ETFs, see the prospectus.

1

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

SGI U.S. Large Cap Core ETF (SGLC)

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks. It is with great pleasure that I write to you today to discuss the revolutionary and exciting journey we are embarking on as we manage the SGI U.S. Large Cap Core ETF (“SGLC”) within the innovative framework of a semi-transparent wrapper.

Before delving into the specifics of why this approach is groundbreaking, let me first express my sincere gratitude for your continued trust and investment in SGLC. We recognize that you have many options when it comes to your investments, and we are honored that you have chosen to join us on this unique and transformative path.

SGLC, the Large Cap Core Transparent ETF, represents a new era in the world of exchange-traded funds (“ETFs”). This ETF leverages a wrapper, an ingenious structure that allows us to manage assets in a way that is both revolutionary and exciting for both of us as managers and for you as shareholders.

Here’s why we believe the semi-transparent ETF and wrapper is truly a game-changer:

●

Active Management within an ETF: Traditionally, ETFs have been associated with passive investing, but with the wrapper, we can actively manage SGLC. This means that we have the flexibility to make timely investment decisions, adapt to market conditions, and seek out opportunities to possibly enhance returns.

●

Non-Transparent Active Strategy: a wrapper allows us to implement a non-transparent active strategy. This means we can protect our proprietary investment ideas and trading strategies, preventing front-running and ensuring that our insights remain our competitive advantage.

●

Enhanced Investor Privacy: Your privacy is of utmost importance to us. With a semi-transparent ETF, we can keep the holdings of SGLC confidential, shielding your investment choices from public scrutiny.

●

Tailored Risk Management: We can dynamically adjust our portfolio’s risk exposure in response to changing market conditions. This flexibility allows us to better manage risk and seize possible opportunities, aiming for long-term growth and stability.

●	Lower Costs: By reducing the need for daily portfolio disclosure, we can potentially lower trading costs and minimize the impact of market movements, ultimately benefiting our shareholders.

The combination of active management, enhanced privacy, and lower costs makes SGLC a distinct and exciting investment opportunity. We believe this approach aligns perfectly with the evolving needs of investors in today’s dynamic market environment.

As we navigate this revolutionary journey together, please know that our commitment to transparency, accountability, and performance remains unwavering. We are excited to have you as partners on this innovative path, and we are dedicated to delivering strong results and long-term value for your investments.

2

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

Thank you once again for your trust and confidence in SGI. If you have any questions or would like to learn more about our investment strategy, please do not hesitate to reach out to me directly or to the team collectively. Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed.

Sincerely,

David Harden

Highlights

●

SGLC returned 12.03% on a net basis[1] and 12.00% on a market price basis from inception, March 31, 2023[2], to August 31, 2023. The fund’s return was in-line with its benchmark, the S&P 500 Index, which returned 12.05% during the same period.

●	Strong stock selection in the Industrials sector contributed the most to relative returns.

●	Overweight exposures to the earnings variability and valuation accounted for the fund’s relative outperformance.

INVESTMENT OBJECTIVE

SGLC seeks to provide long-term capital appreciation. There can be no guarantee that the fund will achieve its investment objective.

FUND COMMENTARY

How did the fund perform in the past twelve months?

SGLC returned 12.03% on a net basis1 and 12.00% on a market price basis from inception, March 31, 20232, to August 31, 2023. The fund’s return was in-line with its benchmark, the S&P 500 Index, which returned 12.05% during the same period.

What factors influenced the fund’s performance?

The Energy sector was the largest contributing sector with a 17% return. Within this sector, 75% of the outperformance was due to the overweight position of the sector versus the benchmark with the remaining 25% of relative outperformance due to strong stock selection. The three most contributing companies in the Energy sector were: ConocoPhillips +25.79%, APA Corp. +31.14%, and Marathon Petroleum Corp. +26.63%. The three worst contributing companies were Exxon Mobil Corp. -1.42%, Valero Energy Corp. +2.84%, and Chevron Corp. +1.13%.

The Industrials sector was the next largest contributing sector with a 12% return. Within this sector, 62% of the outperformance was due to strong stock selection with the remaining outperformance due to the overweight position of the sector versus the benchmark. The three most contributing companies in the Industrials sector were: Oshkosh Corp. +34.12%, Paycom Software Inc. -0.98%, and Caterpillar Inc. +28.04%. The three worst contributing companies were United Parcel Service Inc. 0.48%, Air Lease Corp. -1.71%, and General Dynamics Corp. -4.26%.

[1]	Net return is the return after all fees and expenses.

[2]	While the Fund commenced operations on March 30, 2023, the Fund began investing consistent with its investment objective on March 31, 2023.

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SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

The Utilities sector was the third largest contributing sector. Within this sector, 100% of the outperformance was from the overweight position of the sector versus the benchmark, which helped to offset the weak performance due to stock selection. The three worst contributing companies were American Electric Power Co Inc. -11.61%, Eversource Energy -17.55%, and Xcel Energy Inc. -10.40%.

The Real Estate sector was the largest detracting sector with a -6% return. Within this sector, 53% of the relative performance was from stock selection and the remainder was from a slight underweight relative to the benchmark. The three worst contributing companies in the Real Estate sector were: Host Hotels & Resorts Inc. -4.89%, Crown Castle Inc. -23.40%, and SBA Communications Corp. -12.03%.

The Consumer Discretionary sector was the second largest detracting sector. The three worst contributing companies in the Consumer Discretionary sector were: NIKE Inc. -0.16%, Planet Fitness Inc. -13.88%, and Starbucks Corp. -5.31%.

The overweight in the Communication Services sector contributed to relative outperformance while the underweight in the Energy sector hurt relative performance.

Overweight exposures to the earnings variability and valuation accounted for DYTA’s relative outperformance. Detracting from DYTA’s relative performance were slight overweight exposures to liquidity, size, and long-term reversal factors.

How is the fund positioned?

The Financials sector is 5% weighted greater than the benchmark making it the largest overweight. The Real Estate and Consumer Discretionary sectors are both 3% overweight the benchmark. The Information Technology sector was the biggest underweight sector with a 6% underweight relative to the benchmark. Utilities and Health Care sectors are each positioned approximately 2% underweight the benchmark.

Fund positioning from a factor standpoint shows the largest underweight exposure to size and long-term reversal factors and overweighted exposure to valuation, earnings yield, and profit factors relative to the benchmark.

What is portfolio management’s outlook?

The aggressive Federal funds interest rate hikes by the Federal Reserve during the past 16 months appear to be ending. The futures markets have priced in less than a 50% probability of one more tightening before the end of 2023. Although inflation has receded, common measures still exceed 4%, well above the 2% inflation target desired by the central bank. This means interest rates will likely remain near current levels until inflation numbers meaningfully decline. Additionally, the Federal Reserve balance sheet is shrinking at a modest pace every month, otherwise known as quantitative tightening.

The labor market remains strong in the U.S. with the unemployment rate still near 50-year lows and the number of jobs exceeding the total number of unemployed workers. Interest rate sensitive sectors such as housing and autos have slowed down considerably. The national average 30-year fixed mortgage rate now exceeds 7.70%. Consumer spending, the largest portion of the economy, remains strong with the most recent same-store-sales reports posting 3.8% year-on-year growth.

The full effects of considerable monetary tightening have not yet manifested, and a recession is still a near-term risk, although expectations of a “soft-landing” continue to increase. Overall, we see a mixed economic and financial market outlook which highlights the importance of a well-diversified portfolio of investments. This fund may serve as an important component of that portfolio for investors.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

4

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index

Investing involves risk, including possible loss of principal. The Fund is a newly organized, diversified management investment company with no operating history. The goal of the Proxy Portfolio is, during all market conditions, to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day. Securities traded on over-the-counter (“OTC”) markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Fund invests may not be as great as that of exchange-listed stocks and, if the Fund were to dispose of such stocks, the Fund may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time. In addition, penny stocks and pink sheet stocks can be classified as OTC stocks. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk.

Must be preceded or accompanied by a prospectus.

The SGI U.S. Large Cap Core ETF is distributed by Quasar Distributors, LLC.

5

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

SGI Dynamic Tactical ETF (DYTA)

These ETFs are different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. These ETFs will not. This may create additional risks for your investment. For example:

●	You may have to pay more money to trade an ETF’s shares. These ETFs will provide less information to traders, who tend to charge more for trades when they have less information.

●

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for these ETFs compared to other ETFs because these ETFs provides less information to traders.

●	These additional risks may be even greater in bad or uncertain market conditions.

●

The SGI Dynamic Tactical ETF will publish on its website each day a “Portfolio Reference Basket” designed to help trading in shares of the ETF. While the Portfolio Reference Basket includes all the names of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between these ETFs and other ETFs may also have advantages. By keeping certain information about an ETF portfolio secret, these ETFs may face less risk that other traders can predict or copy its investment strategy. This may improve the ETFs’ performance. If other traders are able to copy or predict an ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of these ETFs, see the prospectus.

6

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

SGI Dynamic Tactical ETF (DYTA)

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks. It is with great pleasure that I write to you today to discuss the revolutionary and exciting journey we are embarking on as we manage the SGI Dynamic Tactical ETF (“DYTA”) within the innovative framework of a semi-transparent wrapper.

Before delving into the specifics of why this approach is groundbreaking, let me first express my sincere gratitude for your continued trust and investment in DYTA. We recognize that you have many options when it comes to your investments, and we are honored that you have chosen to join us on this unique and transformative path.

DYTA, the Dynamic Transparency ETF, represents a new era in the world of exchange-traded funds (“ETFs”). This ETF leverages a wrapper, an ingenious structure that allows us to manage assets in a way that is both revolutionary and exciting for both of us as managers and for you as shareholders.

Here’s why we believe the semi-transparent ETF and wrapper is truly a game-changer:

●

Active Management within an ETF: Traditionally, ETFs have been associated with passive investing, but with the wrapper, we can actively manage DYTA. This means that we have the flexibility to make timely investment decisions, adapt to market conditions, and seek out opportunities to possibly enhance returns.

●

Non-Transparent Active Strategy: a wrapper allows us to implement a non-transparent active strategy. This means we can protect our proprietary investment ideas and trading strategies, preventing front-running and ensuring that our insights remain our competitive advantage.

●

Enhanced Investor Privacy: Your privacy is of utmost importance to us. With a semi-transparent ETF, we can keep the holdings of DYTA confidential, shielding your investment choices from public scrutiny.

●

Tailored Risk Management: We can dynamically adjust our portfolio’s risk exposure in response to changing market conditions. This flexibility allows us to better manage risk and seize possible opportunities, aiming for long-term growth and stability.

●	Lower Costs: By reducing the need for daily portfolio disclosure, we can potentially lower trading costs and minimize the impact of market movements, ultimately benefiting our shareholders.

The combination of active management, enhanced privacy, and lower costs makes DYTA a distinct and exciting investment opportunity. We believe this approach aligns perfectly with the evolving needs of investors in today’s dynamic market environment.

As we navigate this revolutionary journey together, please know that our commitment to transparency, accountability, and performance remains unwavering. We are excited to have you as partners on this innovative path, and we are dedicated to delivering strong results and long-term value for your investments.

7

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

Thank you once again for your trust and confidence in SGI. If you have any questions or would like to learn more about our investment strategy, please do not hesitate to reach out to me directly or to the team collectively. Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed.

Sincerely,

David Harden

Highlights

●

DYTA returned 3.90% on a net basis[1] and 4.20% on a market price basis from inception, March 30, 2023[2], to August 31, 2023. DYTA underperformed its benchmark composite by 5.30% during the same period. The benchmark composite is comprised of the S&P 500® Index and Bloomberg US Aggregate Bond Index, weighted 75% and 25%, respectively.

●	Underweight average exposure to equities and overweight average exposure to fixed income hurt relative performance.

●	Within equity exposure, large cap stocks significantly outperformed.

●	Due to rising interest rates, long duration treasuries significantly underperformed.

INVESTMENT OBJECTIVE

DYTA seeks to provide long-term capital appreciation. There can be no guarantee that DYTA will achieve its investment objective.

FUND COMMENTARY

How did the fund perform in the past twelve months?

DYTA returned 3.90% on a net basis1 and 4.20% on a market price basis from inception, March 30, 20232, to August 31, 2023. The fund underperformed its benchmark composite by 5.30% during the same period. The benchmark composite is comprised of the S&P 500® Index and Bloomberg US Aggregate Bond Index, weighted 75% and 25%, respectively.

What factors influenced the fund’s performance?

The largest factor accounting for DYTA’s underperformance relative to the composite benchmark was the approximately 61.2% average equity exposure that was underweight the 75% equity exposure in the composite benchmark during the period. The accompanying overweight exposure to underperforming fixed income investments also hurt relative performance.

Nasdaq 100 stocks ([represented by] Invesco QQQ Trust or “QQQ”) returned 21% so DYTA’s average equity exposure of 12% to QQQ significantly benefitted relative performance. However diversified equity exposure to small cap, low volatility, international, and dividend funds all underperformed the S&P 500 Index.

Rising interest rates hurt the performance of longer duration treasuries (including SPDR Portfolio Long Term Treasury ETF or “SPTL”), which was the only underperforming allocation within the fund’s fixed income exposure. Exposure to short duration treasuries and intermediate corporate bonds benefited DYTA’s relative fixed income performance. In addition, DYTA’s 5% exposure to commodities (including Invesco Commodity Strategy ETF or “PDBC”) benefited relative performance.

[1]	Net return is the return after all fees and expenses.

[2]	While the Fund commenced operations on March 29, 2023, the Fund began investing consistent with its investment objective on March 30, 2023.

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SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

How is the fund positioned?

As of the fiscal year end, DYTA has 90% exposure to equities, of which large cap stocks within the Nasdaq 100 Index and S&P 500 Index account for 51%. The remaining equity exposure is diversified among small cap, lower volatility, dividend, and international stocks.

The remaining 10% of fund exposure is evenly distributed between commodity and fixed income as of the fiscal year end.

What is portfolio management’s outlook?

The aggressive federal funds interest rate hikes by the Federal Reserve during the past 16 months appear to be ending. The futures markets have priced in less than a 50% probability of one more tightening before the end of 2023. Although inflation has receded, common measures still exceed 4%, well above the 2% inflation target desired by the central bank. This means interest rates will likely remain near current levels until inflation numbers meaningfully decline. Additionally, the Federal Reserve balance sheet is shrinking at a modest pace every month, otherwise known as quantitative tightening.

The labor market remains strong in the U.S. with the unemployment rate still near 50-year lows and the number of jobs exceeding the total number of unemployed workers. Interest rate sensitive sectors such as housing and autos have slowed down considerably. The national average 30-year fixed mortgage rate now exceeds 7.70%. Consumer spending, the largest portion of the economy, remains strong with the most recent same-store-sales reports posting 3.8% year-on-year growth.

The full effects of considerable monetary tightening have not yet manifested, and a recession is still a near-term risk, although expectations of a “soft-landing” continue to increase. Overall, we see a mixed economic and financial market outlook which highlights the importance of a well-diversified portfolio of investments. This fund may serve as an important component of that portfolio for investors.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. It is not possible to invest directly in an index.

Investing involves risk, including possible loss of principal. The Fund is a newly organized, diversified management investment company with no operating history. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. To the extent that a Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Small-cap companies that the Underlying Funds may invest in may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Underlying Funds that invest in foreign securities may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections and differences in taxation, auditing and other financial practices. Investments in emerging market securities by Underlying Funds are subject to higher risks than

9

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2023 (UNAUDITED)

those in developed countries because there is greater uncertainty in less established markets and economies. To the extent the Fund invests in Underlying Funds that focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

Must be preceded or accompanied by a prospectus.

The SGI Dynamic Tactical ETF is distributed by Quasar Distributors, LLC.

10

SGI U.S. LARGE CAP CORE ETF

Performance Data

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Core ETF
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Shares made on March 31, 2023 and reflects Fund expenses. Investors should note that the Fund is an actively managed exchange-traded fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the period ended August 31, 2023
Since Inception(1)
U.S. Large Cap Core ETF (at NAV)	12.03%
U.S. Large Cap Core ETF (at Market Price)	12.00%
S&P 500® Index(2)	12.05%

(1)	While the Fund commenced operations on March 30, 2023, the Fund began investing consistent with its investment objective on March 31, 2023.

(2)	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

Fund Gross Expense Ratio: 0.85%

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

11

SGI DYNAMIC TACTICAL ETF

Performance Data

August 31, 2023 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI Dynamic Tactical ETF
vs. Composite Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Shares made on March 29, 2023 and reflects Fund expenses. Investors should note that the Fund is an actively managed exchange-traded fund while the Composite Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the period ended August 31, 2023
Since Inception(1)
Dynamic Tactical ETF (at NAV)	3.90%
Dynamic Tactical ETF (at Market Price)	4.20%
Composite Index(2)(3)	9.20%

(1)	While the Fund commenced operations on March 29, 2023, the Fund began investing consistent with its investment objective on March 30, 2023.

(2)	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

(3)	The composite index is comprised of the S&P 500® Index and Bloomberg US Aggregate Bond Index, weighted 75% and 25%, respectively.

Fund Gross Expense Ratio: 0.95%

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s investments will generally consist of securities of affiliated and unaffiliated exchange-traded funds and open-end mutual funds. Portfolio composition is subject to change. The Fund evaluates performance as compared to a composite index comprised of the Standard and Poor 500® Index (“S&P 500®”) and Bloomberg US Aggregate Bond Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. It is impossible to invest directly in an index.

12

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples

August 31, 2023 (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023 and held for the entire period. For the SGI U.S. Large Cap Core ETF, the actual values and expenses are based on the 153-day period from inception on March 30, 2023 through August 31, 2023. For the SGI Dynamic Tactical ETF, the actual values and expenses are based on the 154-day period from inception on March 29, 2023 through August 31, 2023.

Actual Expenses

The first line of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical ExampleS for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	SGI U.S. Large Cap CORE ETF
	Beginning Account Value MARCH 1, 2023	Ending Account Value AUGUST 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	ACTUAL SINCE INCEPTION Total Investment Return for the Fund
Actual
	$ 1,000.00	$ 1,120.30	$ 3.78	0.85%	12.03%

Hypothetical (5% return before expenses)
	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%	N/A

*

Expenses for hypothetical amount are equal to the Fund’s annualized expense ratio for the period March 1, 2023 through August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The actual dollar amounts shown are expenses paid by the Fund during the period from the Fund’s inception on March 30, 2023 through August 31, 2023 multiplied by 153 days, which is the number of days from the Fund’s inception through August 31, 2023. The Fund’s ending account value in the first section in the table is based on the actual since inception total investment return for the Fund.

13

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (Concluded)

August 31, 2023 (UNAUDITED)

	SGI DYNAMIC TACTICAL ETF
	Beginning Account Value MARCH 1, 2023	Ending Account Value AUGUST 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual SINCE INCEPTION Total Investment Return for the Fund
Actual
	$ 1,000.00	$ 1,039.00	$ 4.09	0.95%	3.90%

Hypothetical (5% return before expenses)
	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%	N/A

*

Expenses for hypothetical amount are equal to the Fund’s annualized expense ratio for the period March 1, 2023 through August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The actual dollar amounts shown are expenses paid by the Fund during the period from the Fund’s inception on March 29, 2023 through August 31, 2023 multiplied by 154 days, which is the number of days from the Fund’s inception through August 31, 2023. The Fund’s ending account value in the first section in the table is based on the actual since inception total investment return for the Fund.

14

SGI U.S. LARGE CAP CORE ETF

Portfolio Holdings Summary Table

August 31, 2023 (UNAUDITED)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS
Software	16.4%	$16,049,001
Internet	10.0	9,845,956
Insurance	9.4	9,202,415
Oil & Gas	7.0	6,856,525
Semiconductors	6.9	6,744,996
Retail	5.8	5,667,427
Healthcare-Services	5.0	4,901,334
Machinery-Diversified	3.2	3,090,259
Pipelines	3.1	3,080,890
REITS	2.8	2,754,034
Computers	2.8	2,733,403
Transportation	2.8	2,724,591
Apparel	2.6	2,580,179
Iron/Steel	2.6	2,604,250
Food	2.0	1,957,793
Banks	2.0	1,931,444
Telecommunications	1.6	1,584,211
Pharmaceuticals	1.4	1,355,740
Commercial Services	1.1	1,053,794
Healthcare-Products	1.0	978,440
Beverages	1.0	964,244
Building Materials	0.9	852,846
Electric	0.8	793,211
Diversified Financial Services	0.8	784,229
Home Builders	0.6	602,314
Cosmetics/Personal Care	0.5	501,580
Electronics	0.5	491,229
Media	0.5	446,059
Distribution/Wholesale	0.4	438,154
Aerospace/Defense	0.3	325,950
Engineering & Construction	0.3	301,103
Biotechnology	0.3	288,744
Machinery-Construction & Mining	0.2	222,715
Airlines	0.2	207,025
Hand & Machine Tools	0.2	192,586
Chemicals	0.2	192,378
Auto Manufacturers	0.2	192,347
Real Estate	0.2	185,749
Agriculture	0.2	181,359
Household Products/Wares	0.2	165,933
Gas	0.1	141,497
SHORT-TERM INVESTMENTS
Money Market Deposit Accounts	1.7	1,706,164
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	150,764
NET ASSETS	100.0%	$98,024,862

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
15

SGI U.S. LARGE CAP CORE ETF

Portfolio of Investments

AUGUST 31, 2023

	Number of Shares	Value
COMMON STOCKS — 98.1%
Aerospace/Defense — 0.3%
Lockheed Martin Corp.	727	$325,950
Agriculture — 0.2%
Archer-Daniels-Midland Co.	2,287	181,359
Airlines — 0.2%
Delta Air Lines, Inc.	4,828	207,025
Apparel — 2.6%
NIKE, Inc., Class B	25,368	2,580,179
Auto Manufacturers — 0.2%
General Motors Co.	5,740	192,347
Banks — 2.0%
Bank of America Corp.	6,192	177,525
Bank of New York Mellon Corp., (The)	4,217	189,217
Citigroup, Inc.	5,447	224,907
JPMorgan Chase & Co.	7,983	1,168,151
State Street Corp.	2,497	171,644
		1,931,444
Beverages — 1.0%
Coca-Cola Co., (The)	5,551	332,116
Monster Beverage Corp. *	3,170	181,990
PepsiCo, Inc.	2,530	450,138
		964,244
Biotechnology — 0.3%
Incyte Corp. *	1,913	123,446
Regeneron Pharmaceuticals, Inc. *	200	165,298
		288,744
Building Materials — 0.9%
Louisiana-Pacific Corp.	3,236	202,185
Martin Marietta Materials, Inc.	424	189,278
Owens Corning	1,371	197,301
Vulcan Materials Co.	1,210	264,082
		852,846
Chemicals — 0.2%
Sherwin-Williams Co., (The)	708	192,378
Commercial Services — 1.1%
Global Payments, Inc.	1,682	213,093
Moody’s Corp.	575	193,660
PayPal Holdings, Inc. *	10,351	647,041
		1,053,794
Computers — 2.8%
Accenture PLC, Class A, (Ireland)	657	$212,717
Apple, Inc.	12,417	2,332,781
Cognizant Technology Solutions Corp., Class A	2,624	187,905
		2,733,403
Cosmetics/Personal Care — 0.5%
Colgate-Palmolive Co.	6,827	501,580
Distribution/Wholesale — 0.4%
WESCO International, Inc.	1,507	243,908
WW Grainger, Inc.	272	194,246
		438,154
Diversified Financial Services — 0.8%
American Express Co.	1,172	185,164
LPL Financial Holdings, Inc.	859	198,077
Mastercard, Inc., Class A	490	202,194
Nasdaq, Inc.	3,788	198,794
		784,229
Electric — 0.8%
American Electric Power Co., Inc.	2,419	189,650
Eversource Energy	3,745	239,006
NextEra Energy, Inc.	2,819	188,309
Xcel Energy, Inc.	3,085	176,246
		793,211
Electronics — 0.5%
Hubbell, Inc.	628	204,759
Keysight Technologies, Inc. *	1,175	156,628
Mettler-Toledo International, Inc. *	107	129,842
		491,229
Engineering & Construction — 0.3%
TopBuild Corp. *	1,038	301,103
Food — 2.0%
Hershey Co., (The)	7,219	1,551,074
Lamb Weston Holdings, Inc.	1,770	172,416
Sysco Corp.	3,364	234,303
		1,957,793
Gas — 0.1%
National Fuel Gas Co.	2,633	141,497
Hand & Machine Tools — 0.2%
Snap-on, Inc.	717	192,586
Healthcare-Products — 1.0%
Bruker Corp.	2,954	193,782
ResMed, Inc.	776	123,842
Shockwave Medical, Inc. *	2,053	452,461
Thermo Fisher Scientific, Inc.	374	208,355
		978,440

The accompanying notes are an integral part of the financial statements.
16

SGI U.S. LARGE CAP CORE ETF

Portfolio of Investments (Continued)

August 31, 2023

	Number of Shares	Value
Healthcare-Services — 5.0%
Centene Corp. *	6,824	$420,700
Elevance Health, Inc.	7,065	3,122,800
HCA Healthcare, Inc.	2,367	656,369
Humana, Inc.	254	117,254
Molina Healthcare, Inc. *	581	180,180
Tenet Healthcare Corp. *	2,352	182,421
UnitedHealth Group, Inc.	465	221,610
		4,901,334
Home Builders — 0.6%
DR Horton, Inc.	1,665	198,168
Lennar Corp., Class A	1,680	200,071
NVR, Inc. *	32	204,075
		602,314
Household Products/Wares — 0.2%
Kimberly-Clark Corp.	1,288	165,933
Insurance — 9.4%
American International Group, Inc.	46,133	2,699,702
Arch Capital Group Ltd., (Bermuda) *	2,160	166,018
Axis Capital Holdings Ltd., (Bermuda)	2,949	161,782
Berkshire Hathaway, Inc., Class B *	3,003	1,081,681
Chubb Ltd., (Switzerland)	1,968	395,312
Cincinnati Financial Corp.	2,610	276,112
Everest Group, Ltd., (Bermuda)	683	246,344
Hartford Financial Services Group Inc., (The)	2,637	189,389
MetLife, Inc.	12,196	772,495
Prudential Financial, Inc.	27,195	2,574,551
RenaissanceRe Holdings Ltd., (Bermuda)	1,002	188,266
Travelers Cos, Inc., (The)	1,164	187,672
W R Berkley Corp.	4,253	263,091
		9,202,415
Internet — 10.0%
Alphabet, Inc., Class A *	42,886	5,839,786
Amazon.com, Inc. *	1,556	214,744
Booking Holdings, Inc. *	60	186,302
Meta Platforms, Inc., Class A *	12,184	3,605,124
		9,845,956
Iron/Steel — 2.6%
Nucor Corp.	1,343	$231,130
Steel Dynamics, Inc.	22,264	2,373,120
		2,604,250
Machinery-Construction & Mining — 0.2%
Oshkosh Corp.	2,145	222,715
Machinery-Diversified — 3.2%
AGCO Corp.	20,778	2,691,374
Deere & Co.	491	201,772
Graco, Inc.	2,497	197,113
		3,090,259
Media — 0.5%
Comcast Corp., Class A	4,773	223,186
Nexstar Media Group, Inc.	1,369	222,873
		446,059
Oil & Gas — 7.0%
APA Corp.	4,755	208,459
Chevron Corp.	20,759	3,344,274
ConocoPhillips	14,331	1,705,819
Marathon Petroleum Corp.	1,431	204,304
Pioneer Natural Resources Co.	821	195,341
Valero Energy Corp.	9,225	1,198,328
		6,856,525
Pharmaceuticals — 1.4%
AbbVie, Inc.	1,208	177,528
CVS Health Corp.	2,592	168,921
Eli Lilly & Co.	440	243,848
McKesson Corp.	440	181,421
Merck & Co., Inc.	3,789	412,924
Pfizer, Inc.	4,836	171,098
		1,355,740
Pipelines — 3.1%
Cheniere Energy, Inc.	18,878	3,080,890
Real Estate — 0.2%
CBRE Group, Inc., Class A *	2,184	185,749
REITS — 2.8%
American Tower Corp.	887	160,831
Crown Castle International Corp.	1,839	184,820
Kimco Realty Corp.	79,967	1,514,574
National Storage Affiliates Trust	5,370	180,432
SBA Communications Corp.	918	206,119
Simon Property Group, Inc.	2,776	315,048
Weyerhaeuser Co.	5,869	192,210
		2,754,034

The accompanying notes are an integral part of the financial statements.
17

SGI U.S. LARGE CAP CORE ETF

Portfolio of Investments (CONCLUDED)

August 31, 2023

	Number of Shares	Value
Retail — 5.8%
Bath & Body Works, Inc.	5,510	$203,154
Chipotle Mexican Grill, Inc. *	46	88,625
Costco Wholesale Corp.	238	130,729
Home Depot, Inc., (The)	615	203,135
Lowe’s Cos., Inc.	1,425	328,434
McDonald’s Corp.	9,478	2,664,739
O’Reilly Automotive, Inc. *	133	124,980
Starbucks Corp.	1,917	186,792
Target Corp.	1,404	177,676
Ulta Beauty, Inc. *	437	181,368
Wal-Mart Stores, Inc.	8,473	1,377,795
		5,667,427
Semiconductors — 6.9%
Applied Materials, Inc.	1,638	250,221
Lam Research Corp.	199	139,778
NVIDIA Corp.	11,828	5,837,709
QUALCOMM, Inc.	1,507	172,597
Texas Instruments, Inc.	2,051	344,691
		6,744,996
Software — 16.4%
Doximity, Inc., Class A *	10,671	254,397
Elastic NV, (Netherlands) *	3,195	197,707
Electronic Arts, Inc.	19,855	2,382,203
HubSpot, Inc. *	572	312,609
Microsoft Corp.	19,904	6,523,735
MSCI, Inc.	4,245	2,307,667
Salesforce.com, Inc. *	16,426	3,637,702
ServiceNow, Inc. *	348	204,913
Synopsys, Inc. *	497	228,068
		16,049,001
Telecommunications — 1.6%
Arista Networks, Inc. *	1,102	215,143
Cisco Systems, Inc.	20,710	1,187,719
T-Mobile US, Inc. *	1,331	181,349
		1,584,211
Transportation — 2.8%
Union Pacific Corp.	1,393	$307,253
United Parcel Service, Inc., Class B	14,270	2,417,338
		2,724,591
TOTAL COMMON STOCKS
(COST $93,260,425)		96,167,934

SHORT-TERM INVESTMENTS — 1.7%
U.S. Bank Money Market Deposit Account, 5.20% (a)	1,706,164	1,706,164
TOTAL SHORT-TERM INVESTMENTS (COST $1,706,164)		1,706,164
TOTAL INVESTMENTS (COST $94,966,589) — 99.8%		97,874,098
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		150,764
TOTAL NET ASSETS — 100.0%		$98,024,862

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2023.

MSCI Morgan Stanley Capital International

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.
18

SGI DYNAMIC TACTICAL ETF

Portfolio Holdings Summary Table

August 31, 2023 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE TRADED FUNDS	99.7%	$110,039,298
SHORT-TERM INVESTMENTS	0.3	349,866
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	6,287
NET ASSETS	100.0%	$110,395,451

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
19

SGI DYNAMIC TACTICAL ETF

Portfolio of Investments

August 31, 2023

	Number of Shares	Value
EXCHANGE TRADED FUNDS — 99.7%
Exchange-Traded Funds – 99.7%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	381,222	$5,623,025
Invesco QQQ Trust Series 1	55,680	21,046,483
iShares 5-10 Year Investment Grade Corporate Bond ETF	8,368	419,237
iShares Core MSCI EAFE ETF	48,973	3,276,783
iShares Core S&P Small-Cap ETF	158,959	16,019,888
iShares Core U.S. Aggregate Bond ETF	20,053	1,941,130
iShares Edge MSCI Min Vol USA ETF	104,404	7,817,772
iShares MSCI USA Small-Cap Min Vol Factor ETF	192,028	6,598,082
PGIM Ultra Short Bond ETF	47,184	2,336,080
Schwab US Dividend Equity ETF	126,107	9,398,755
SGI US Large Cap Core ETF (a)(b)	829,146	23,216,088
SPDR Portfolio Long Term Treasury ETF	22,695	642,042
SPDR Portfolio S&P 500 ETF	220,954	11,703,933
TOTAL EXCHANGE TRADED FUNDS (COST $107,652,241)		110,039,298

SHORT-TERM INVESTMENTS — 0.3%
U.S. Bank Money Market Deposit Account, 5.20% (c)	349,866	$349,866
TOTAL SHORT-TERM INVESTMENTS (COST $349,866)		349,866
TOTAL INVESTMENTS (COST $108,002,107) — 100.0%		110,389,164
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		6,287
TOTAL NET ASSETS — 100.0%		$110,395,451

(a)	Affiliated company. See Note 7.

(b)	Non-income producing security.

(c)	The rate shown is as of August 31, 2023.

ETF Exchange-Traded Fund

MSCI Morgan Stanley Capital International

S&P Standards & Poor’s

SPDR Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.
20

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities

August 31, 2023

	SGI U.S. Large Cap CORE ETF	SGI U.S. DYNAMIC TACTICAL ETF
ASSETS
Investments, at fair value
Unaffiliated investments (cost $93,260,425 and $84,926,004, respectively)	$96,167,934	$86,823,210
Affiliated investments (cost $— and $22,726,237, respectively) (see Note 7)	—	$23,216,088
Short-term investments, at value (cost $1,706,164 and $349,866, respectively)	1,706,164	349,866
Receivables for:
Dividends	167,530	1,409
Due from Advisor	52,407	92,099
Total assets	$98,094,035	$110,482,672

LIABILITIES
Payables for:
Advisory fees	$69,173	$87,221
Total liabilities	69,173	87,221
Net assets	$98,024,862	$110,395,451

NET ASSETS CONSIST OF:
Par value	$3,500	$4,250
Paid-in capital	93,718,035	108,305,563
Total distributable earnings/(losses)	4,303,327	2,085,638
Net assets	$98,024,862	$110,395,451

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	$3,500,000	$4,250,000
Net asset value and redemption price per share	$28.01	$25.98

The accompanying notes are an integral part of the financial statements.
21

SUMMIT GLOBAL INVESTMENTS

Statements of Operations

FOR THE Period ENDED August 31, 2023(1)

	SGI U.S. Large Cap CORE ETF	SGI U.S. DYNAMIC TACTICAL ETF
INVESTMENT INCOME
Dividends
Dividends from unaffiliated investments	$459,360	$706,740
Dividends from affiliated investments (see Note 7)	—	—
Interest	18,662	30,321
Total investment income	478,022	737,061

EXPENSES
Advisory fees (Note 2)	217,980	328,677
Total expenses	217,980	328,677
Net investment income/(loss)	260,042	408,384

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments
Unaffiliated investments	1,135,386	(712,574)
Affiliated investments (see Note 7)	—	2,621
Net realized gain/(loss) from redemption in-kind	1,147,811	13,080
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	2,907,509	1,897,206
Affiliated investments (see Note 7)	—	489,851
Net realized and unrealized gain/(loss) on investments	5,190,706	1,690,184
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,450,748	$2,098,568

(1) Inception date of the SGI U.S. Large Cap Core ETF and SGI U.S. Dynamic Tactical ETF was March 30, 2023 and March 29, 2023, respectively.

The accompanying notes are an integral part of the financial statements.
22

SGI U.S. LARGE CAP CORE ETF

Statement of Changes in Net Assets

FOR THE PERIOD ENDED AUGUST 31, 2023(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$260,042
Net realized gain/(loss) on investments
Unaffiliated investments	2,283,197
Affiliated investments (see Note 7)	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	2,907,509
Affiliated investments (see Note 7)	—
Net increase/(decrease) in net assets resulting from operations	5,450,748

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	103,405,429
Shares redeemed	(10,831,315)
Net increase/(decrease) in net assets from capital shares	92,574,114
Total increase/(decrease) in net assets	98,024,862

NET ASSETS:
Beginning of period	—
End of period	$98,024,862

SHARES TRANSACTIONS:
Shares sold	3,890,000
Shares redeemed	(390,000)
Net increase/(decrease)	3,500,000

(1)	Inception date of the Fund was March 30, 2023.

The accompanying notes are an integral part of the financial statements.
23

SGI DYNAMIC TACTICAL ETF

Statement of Changes in Net Assets

FOR THE PERIOD ENDED AUGUST 31, 2023(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$408,384
Net realized gain/(loss) on investments
Unaffiliated investments	(699,494)
Affiliated investments (see Note 7)	2,621
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	1,897,206
Affiliated investments (see Note 7)	489,851
Net increase/(decrease) in net assets resulting from operations	2,098,568

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	109,300,356
Shares redeemed	(1,003,473)
Net increase/(decrease) in net assets from capital shares	108,296,883
Total increase/(decrease) in net assets	110,395,451

NET ASSETS:
Beginning of period	—
End of period	$110,395,451

SHARES TRANSACTIONS:
Shares sold	4,290,000
Shares redeemed	(40,000)
Net increase/(decrease)	4,250,000

(1)	Inception date of the Fund was March 29, 2023.

The accompanying notes are an integral part of the financial statements.
24

SGI U.S. LARGE CAP CORE ETF

Financial Highlights

Contained below is per share operating performance data for share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	For the Period Ended August 31, 2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.00
Net investment income/(loss) (2)	0.11
Net realized and unrealized gain/(loss) from investments	2.90
Net increase/(decrease) in net assets resulting from operations	3.01
Net asset value, end of period	$28.01
Market value, end of period	$28.00
Total investment return/(loss) on net asset value (3)	12.03	%(5)
Total investment return/(loss) on market price (4)	12.00	%(5)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$98,025
Ratio of expenses to average net assets	0.85	%(6)
Ratio of net investment income/(loss) to average net assets	1.01	%(6)
Portfolio turnover rate	95	%(5)

(1)	Inception date of the Fund was March 30, 2023.
(2)	The selected per share data is calculated based on average shares outstanding method for the period.
(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.
25

SGI DYNAMIC TACTICAL FUND

Financial Highlights

Contained below is per share operating performance data for share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	For the Period Ended August 31, 2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.00
Net investment income/(loss) (2)	0.13
Net realized and unrealized gain/(loss) from investments	0.85
Net increase/(decrease) in net assets resulting from operations	0.98
Net asset value, end of period	$25.98
Market value, end of period	$26.05
Total investment return/(loss) on net asset value (3)	3.90	%(5)
Total investment return/(loss) on market price (4)	4.20	%(5)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$110,395
Ratio of expenses to average net assets	0.95	%(6)
Ratio of net investment income/(loss) to average net assets	1.18	%(6)
Portfolio turnover rate	66	%(5)

(1)	Inception date of the Fund was March 29, 2023.
(2)	The selected per share data is calculated based on average shares outstanding method for the period.
(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.
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SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements

AUGUST 31, 2023

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund complex divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the SGI U.S. Large Cap Core ETF and the SGI Dynamic Tactical ETF (each, a “Fund” and collectively, the “Funds”), which commenced investment operations on March 30, 2023 and March 29, 2023, respectively.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive investment portfolio of the Company.

The investment objective of the SGI U.S. Large Cap Core ETF and the SGI Dynamic Tactical ETF is to provide long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Funds is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal period since inception for the SGI U.S. Large Cap Core ETF and the SGI Dynamic Tactical ETF from March 30, 2023 and March 29, 2023, respectively, through August 31, 2023 (the “current fiscal period”).

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in exchange-traded funds (“ETFs”) are valued at their last reported sale price. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by The Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Summit Global Investments, LLC (the “Adviser” or “Summit”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

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Notes to Financial Statements (Continued)

AUGUST 31, 2023

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the current fiscal period, in valuing each Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
SGI U.S. LARGE CAP CORE ETF
Common Stocks	$96,167,934	$96,167,934	$—	$—
Short-Term Investments	1,706,164	1,706,164	—	—
Total Investments*	$97,874,098	$97,874,098	$—	$—

SGI DYNAMIC TACTICAL ETF
Exchange-Traded Funds	$110,039,298	$110,039,298	$—	$—
Short-Term Investments	349,866	349,866	—	—
Total Investments*	$110,389,164	$110,389,164	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 purchases, sales, or transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

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SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

AUGUST 31, 2023

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. tax status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

SGI Global Investments, LLC serves as the Adviser to the Funds. SG Trading Solutions, LLC (“SG Trading Solutions”) serves as the investment sub-adviser to the Funds. Each Fund pays all of its expenses other than those expressly assumed by the Adviser. Expenses of each Fund are deducted from the Fund’s total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s respective investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of each Fund (each, an “Advisory Agreement” and together, the “Advisory Agreements”). The Funds compensate the Adviser with a unitary management fee for its services at an annual rate of 0.85% for the SGI U.S. Large Cap Core ETF and 0.95% for the SGI Dynamic Tactical ETF based on each Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including the cost of sub-advisory fees to SG Trading Solutions, transfer agency, custody, fund administration, legal, audit and other services. However, under each Investment Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser implements rigorous quantitative and fundamental analysis to achieve best execution, and is subject to oversight by the

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Notes to Financial Statements (Continued)

AUGUST 31, 2023

Adviser and the Board. Under the Sub-Advisory Agreement, the Sub-Adviser receives a fee from the Adviser, calculated daily and paid monthly, equal to 0.05% of the average daily net assets of each Fund. During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
SGI U.S. Large Cap Core ETF	$217,980
SGI Dynamic Tactical ETF	328,677

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

Under the Funds’ unitary fee, the Adviser compensates Fund Services and the Custodian for services provided.

3. DIRECTOR AND OFFICER Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. As of the end of the current fiscal period, there were no director and officer fees charged or paid by the Funds out of the unitary fees.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	Purchases	Sales
SGI U.S. Large Cap Core ETF	$56,278,663	$57,453,401
SGI Dynamic Tactical ETF	53,956,487	52,162,513

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales of in-kind transactions (excluding short-term investments) of the Funds were as follows:

FUND	Purchases	Sales
SGI U.S. Large Cap Core ETF	$103,120,373	$10,962,037
SGI Dynamic Tactical ETF	107,534,741	979,602

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Notes to Financial Statements (Continued)

AUGUST 31, 2023

5. Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2023, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Core ETF	$95,115,401	$5,018,773	$(2,260,076)	$2,758,697
SGI Dynamic Tactical ETF	108,212,808	3,439,369	(1,263,013)	2,176,356

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to wash sales.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds.

Permanent differences as of August 31, 2023, primarily attributable to in-kind redemptions gain and loss were reclassified among the following accounts:

	Distributable Earnings/(loss)	Paid-in Capital
SGI U.S. Large Cap Core ETF	$(1,147,421)	$1,147,421
SGI Dynamic Tactical ETF	(12,930)	12,930

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

FUND	Undistributed Ordinary Income	Undistributed Long-term capital gains	Capital Loss Carry Forward	Qualified Late- Year Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Core ETF	$1,542,866	$1,764	$—	$—	$—	$2,758,697
SGI Dynamic Tactical ETF	408,384	—	(499,102)	—	—	2,176,356

The differences between the book and tax basis components of distributable earnings relate primarily to wash sales.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

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Notes to Financial Statements (Continued)

AUGUST 31, 2023

The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the SGI Dynamic Tactical ETF had $499,102 of short-term loss carryovers.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2023. As of August 31, 2023 the Funds had no tax basis qualified late-year loss deferral.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted a final rule relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Funds are required to comply.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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Notes to Financial Statements (conCLUDed)

AUGUST 31, 2023

7. TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds. Fund of Funds are allowed to invest in other investment companies in excess of the limits imposed, if certain requirement, such as being part of the same group of investment companies, are met. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

	March 29, 2023		Additions		Reductions
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost
SGI Dynamic Tactical ETF
SGI U.S. Large Cap Core ETF	—	$—	833,601	$22,838,682	(4,455)	$(112,445)
	—	$—	833,601	$22,838,682	(4,455)	$(112,445)

	August 31, 2023
Issuer Name	Dividend Income	Capital Gain Distribution	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)	Share Balance	Value	Cost
SGI Dynamic Tactical ETF
SGI U.S. Large Cap Core ETF	$—	$—	$489,851	$2,621	829,146	$23,216,088	$22,726,237
	$—	$—	$489,851	$2,621	829,146	$23,216,088	$22,726,237

8. SHARE TRANSACTIONS

Shares of the SGI U.S. Large Cap Core ETF are listed and traded on the NYSE. Shares of the SGI Dynamic Tactical ETF are listed and traded on the NASDAQ, Inc. Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 5,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

9. SUBSEQUENT EVENTS

The U.S.-designated terrorist group Hamas attacked Israel on October 7, 2023, resulting in an ensuing war in the region. Current hostilities and the potential for future hostilities may diminish the value, or cause significant volatility in the share price, of companies based in or having significant operations in Israel. The Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. How long the armed conflict and related events will last cannot be predicted.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF (collectively referred to as the “Funds”) (two of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2023, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the portfolios constituting The RBB Fund, Inc.) at August 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
SGI U.S. Large Cap Core ETF	For the period from March 30, 2023 (commencement of operations) through August 31, 2023
SGI Dynamic Tactical ETF	For the period from March 29, 2023 (commencement of operations) through August 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Summit Global Investment companies since 2012.

Philadelphia, Pennsylvania
October 30, 2023

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SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. During the fiscal year ended August 31, 2023, the Funds did not pay ordinary income dividends nor long-term capital gains dividends to its shareholders.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Investment Advisory Agreement - SGI U.S. Large Cap Core Equity Fund and SGI Dynamic Tactical Fund

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the initial approval of the investment advisory agreement between Summit and the Company (the “Investment Advisory Agreement”) on behalf of the SGI U.S. Large Cap Core ETF and the SGI Dynamic Tactical ETF (each a “Fund” and together the “Funds”), at a meeting of the Board held on February 9-10, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment. In approving the Investment Advisory Agreement, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Investment Advisory Agreement between the Company and Summit with respect to each Fund the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Directors reviewed these materials with management of Summit and discussed the Investment Advisory Agreements with counsel in executive sessions, at which no representatives of Summit were present. Among other things, the Directors considered (i) the nature, extent, and quality of services to be provided to the Funds by Summit; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Summit’s investment philosophy and process; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s advisory fee arrangements and other similarly managed clients, as applicable; (vii) Summit’s compliance procedures; (viii) Summit’s financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Funds; and (x) a report comparing each Fund’s proposed management fees and total expense ratio to those of other funds in its anticipated Morningstar category. The Directors noted that the Funds had not yet commenced operations, and consequently there was no performance information to review with respect to the Funds.

As part of their review, the Directors considered the nature, extent and quality of the services to be provided by Summit. The Directors concluded that Summit had sufficient resources to provide services to the Funds.

The Board also took into consideration that the advisory fee for each Fund was a “unitary fee,” meaning those Funds paid no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses. The Board noted that Summit continued to be responsible for compensating the Funds’ other service providers and paying other expenses of the Funds out of its own fees and resources. The Directors noted that Summit had contractually agreed to waive management fees and reimburse expenses for at least one year to limit total annual operating expenses to agreed upon levels for the Funds.

37

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited) (Concluded)

After reviewing the information regarding Summit’s estimated costs, profitability and economies of scale, and after considering the services to be provided by Summit, the Directors concluded that the investment advisory fees to be paid by the Funds to Summit and the sub-advisory fees to be paid by Summit to the Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement should be approved for an initial period ending August 16, 2024.

INVESTMENT SUB-ADVISORY AGREEMENT - SGI U.S. LARGE CAP CORE EQUITY FUND AND SGI DYNAMIC TACTICAL FUND

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the initial approval of the sub-advisory agreement between Summit and SG Trading Solutions LLC (“Sub-Advisory Agreement”), at a meeting of the Board held on July 26, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Sub-Advisory Agreement. The Board’s decision to approve the Sub-Advisory Agreement reflects the exercise of its business judgment. In approving the Sub-Advisory Agreement, the Board considered information provided the Sub-Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Sub-Advisory Agreement by and between Summit and the Sub-Adviser with respect to each Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services to be provided to the Funds by the Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) the Sub-Adviser’s investment philosophy and process; (iv) the Sub-Adviser’s advisory fee arrangements and other similarly managed clients, as applicable; (v) the Sub-Adviser’s compliance procedures; and (vi) the Sub-Adviser’s financial information and insurance coverage. The Directors noted that the Funds had not yet commenced operations, and consequently there was no performance information to review with respect to the Funds.

As part of their review, the Directors considered the nature, extent and quality of the services to be provided by the Sub-Adviser. In this regard, the Directors noted that the Sub-Adviser was a newly formed affiliate of Summit. The Directors concluded that the Sub-Adviser had sufficient resources to provide services to the Funds.

The Directors considered the fees payable to the Sub-Adviser under the Sub-Advisory Agreement and the information provided by Summit on the services provided by the Sub-Adviser. In this regard, the Directors noted that the fees for the Sub-Adviser would be payable by Summit.

After reviewing the information regarding the Sub-Adviser’s estimated costs, profitability and economies of scale, and after considering the services to be provided by the Sub-Adviser, the Directors concluded that the sub-advisory fees to be paid by Summit to the Sub-Adviser were fair and reasonable and that the Sub-Advisory Agreement should be approved for an initial period ending August 16, 2024.

38

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until March 2021).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).

39

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree

Investments, Inc.

(asset management

company) (until March

2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A

40

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC. (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series in the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

41

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Concluded)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

42

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE SGI FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons SGI Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the SGI Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-744-8500 or go to www.summitglobalinvestments.com

43

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited) (Concluded)

What we do
How do the SGI Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the SGI Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, SGI Small Cap Core Fund, SGI U.S. Large Large Cap Core ETF and SGI Dynamic Tactical ETF.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF. doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, SGI Small Cap Core Fund, SGI U.S. Large Cap Core ETF and SGI Dynamic Tactical ETF. may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

44

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Investment Adviser

Summit Global Investments, LLC
620 South Main Street
Bountiful, UT 84010

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SGI-ETFAR23

Annual Report
August 31, 2023

US Treasury 3 Month Bill ETF | (Nasdaq: TBIL)

US Treasury 6 Month Bill ETF | (Nasdaq: XBIL)

US Treasury 12 Month Bill ETF | (Nasdaq: OBIL)

US Treasury 2 Year Note ETF | (Nasdaq: UTWO)

US Treasury 3 Year Note ETF | (Nasdaq: UTRE)

US Treasury 5 Year Note ETF | (Nasdaq: UFIV)

US Treasury 7 Year Note ETF | (Nasdaq: USVN)

US Treasury 10 Year Note ETF | (Nasdaq: UTEN)

US Treasury 20 Year Bond ETF | (Nasdaq: UTWY)

US Treasury 30 Year Bond ETF | (Nasdaq: UTHY)

Each a series of The RBB Fund, Inc.

F/m Investments, LLC d/b/a North Slope Capital, LLC

Letter to Shareholders	1
Performance Data	3
Fund Expense Examples	13
Schedules of Investments	17
Financial Statements	36
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	74
Shareholder Tax Information	75
Notice to Shareholders	76
Directors and Officers	84

US Benchmark Series

Letter to Shareholders

August 31, 2023 (Unaudited)

F/m Investments LLC d/b/a North Slope Capital, LLC 3050 K Street NW Suite 201 Washington, DC 20007

Dear Shareholder:

Last year we wrote to you about the nascent US Benchmark Series offering simplified access to “on-the-run” benchmark US Treasury bills, notes, and bonds. Then three funds, TBIL, UTWO and UTEN, listed and actively trading. Today ten key points of the yield curve are available with over $3 billion in assets under management and millions of shares traded:

●	TBIL – US Treasury 3 Month Bill ETF
●	XBIL – US Treasury 6 Month Bill ETF
●	OBIL – US Treasury 12 Month Bill ETF
●	UTWO – US Treasury 2 Year Note ETF
●	UTRE – US Treasury 3 Year Note ETF
●	UFIV – US Treasury 5 Year Note ETF
●	USVN – US Treasury 7 Year Note ETF
●	UTEN – US Treasury 10 Year Note ETF
●	UTWY – US Treasury 20 Year Bond ETF
●	UTHY – US Treasury 30 Year Bond ETF

Offering a simpler, more precise way to own US Treasury securities, the US Benchmark Series enables investors to not just buy the current on-the-run US Treasury, but remain invested in that maturity for future similar offerings. This month, next month, next year and for many years to come. Each series of the US Benchmark Series (each a “Fund”) seeks to provide precise exposure to a single point on the yield curve, in a low cost, tax efficient exchange traded fund (“ETF”).

After a year of watching, trading, and owning the US Benchmark Series, investors are engaging and still exploring something we call: The Power of The Point. What point? The ten precise points on the yield curve, represented by the US Benchmark Series, refreshed with each new US Treasury issue, provide a new paradigm in investing. Combining the different Funds to balance income with potential total return or capital preservation with interest rate risk, investors are creating whole new portfolios that are easy to implement, quick to adjust and liquid to sell.

Each of the Funds continues to perform in line with our expectations, delivering monthly income and principal movement in line with its underlying US Treasury security. The high levels of liquidity of the on-the-run US Treasury security each Fund holds has translated into tight spreads and a consistent price experience for investors.

Looking at the potential rate environment for the rest of 2023 and into 2024, we continue to expect volatile markets. Higher rates seem to be taking hold and restricting economic growth. However, the slowing economic growth may not cool inflation enough, which may cause rates to stay high or go higher, perhaps for an extended period.

Savers and investors alike have enjoyed this new higher rate environment. For over a decade, earning a safe income was out of reach. Finally, the pendulum has swung, and many financial and retirement plans are thankful for it.

1

US Benchmark Series

Letter to Shareholders (continued)

August 31, 2023 (Unaudited)

Be well. Do good work. Keep in touch.

Alexander Morris	Peter Baden	Marcin Zdunek

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a current prospectus.

Investments involve risk. Principal loss is possible. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise.

2

US Treasury 3 month bill ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODs ENDED August 31, 2023
	1 Year	Since Inception	Inception Date
US Treasury 3 Month Bill ETF (at NAV)	4.50%	4.32%	8/8/2022
US Treasury 3 Month Bill ETF (at Market Price)	4.56%	4.40%	8/8/2022
ICE BofA US 3-Month Treasury Bill Index*	4.28%	4.14%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. For the most recent month end performance, please call 1-800-617-0004 or visit our website at www.ustreasuryetfs.com. Market price is the price at which shares in the ETF can be bought or sold on the exchanges during trading hours, while the net asset value (NAV) represents the value of each share’s portion of the fund’s underlying assets and cash at the end of the trading day.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA US 3-Month Treasury Bill Index is a single security index comprised of the most recently issued 3-Month Treasury bill .

3

US Treasury 6 Month Bill ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2023
	Since Inception	Inception Date
US Treasury 6 Month Bill ETF (at NAV)	2.35%	3/6/2023
US Treasury 6 Month Bill ETF (at Market Price)	2.42%	3/6/2023
ICE BofA US 6-Month Treasury Bill Index*	2.43%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. For the most recent month end performance, please call 1-800-617-0004 or visit our website at www.ustreasuryetfs.com. Market price is the price at which shares in the ETF can be bought or sold on the exchanges during trading hours, while the net asset value (NAV) represents the value of each share’s portion of the fund’s underlying assets and cash at the end of the trading day.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA US 6-Month Treasury Bill Index is a single security index comprised of the most recently issued 6-Month Treasury bill .

4

US Treasury 12 Month Bill ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2023
	Since Inception	Inception Date
US Treasury 12 Month Bill ETF (at NAV)	3.01%	11/14/2022
US Treasury 12 Month Bill ETF (at Market Price)	3.08%	11/14/2022
ICE BofA US 12-Month Treasury Bill Index*	3.15%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. For the most recent month end performance, please call 1-800-617-0004 or visit our website at www.ustreasuryetfs.com. Market price is the price at which shares in the ETF can be bought or sold on the exchanges during trading hours, while the net asset value (NAV) represents the value of each share’s portion of the fund’s underlying assets and cash at the end of the trading day.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA US 12-Month Treasury Bill Index is a single security index comprised of the most recently issued US 12-Month Treasury bill .

5

US Treasury 2 Year Note ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODs ENDED August 31, 2023
	1 Year	Since Inception	Inception Date
US Treasury 2 Year Note ETF (at NAV)	0.38%	0.17%	8/8/2022
US Treasury 2 Year Note ETF (at Market Price)	0.44%	0.22%	8/8/2022
ICE BofA Current 2-Year US Treasury Index*	0.39%	0.14%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. For the most recent month end performance, please call 1-800-617-0004 or visit our website at www.ustreasuryetfs.com. Market price is the price at which shares in the ETF can be bought or sold on the exchanges during trading hours, while the net asset value (NAV) represents the value of each share’s portion of the fund’s underlying assets and cash at the end of the trading day.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA Current 2-Year US Treasury Index is a single security index comprised of the most recently issued 2-year US Treasury note.

6

US Treasury 3 Year Note ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2023
	Since Inception	Inception Date
US Treasury 3 Year Note ETF (at NAV)	-0.66%	3/27/2023
US Treasury 3 Year Note ETF (at Market Price)	-0.62%	3/27/2023
ICE BofA Current 3-Year US Treasury Index*	-0.65%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. For the most recent month end performance, please call 1-800-617-0004 or visit our website at www.ustreasuryetfs.com. Market price is the price at which shares in the ETF can be bought or sold on the exchanges during trading hours, while the net asset value (NAV) represents the value of each share’s portion of the fund’s underlying assets and cash at the end of the trading day.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA Current 3-Year US Treasury Index is a single security index comprised of the most recently issued 3-year US Treasury note.

7

US Treasury 5 Year Note ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2023
	Since Inception	Inception Date
US Treasury 5 Year Note ETF (at NAV)	-1.69%	3/27/2023
US Treasury 5 Year Note ETF (at Market Price)	-1.62%	3/27/2023
ICE BofA Current 5-Year US Treasury Index*	-1.65%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. For the most recent month end performance, please call 1-800-617-0004 or visit our website at www.ustreasuryetfs.com. Market price is the price at which shares in the ETF can be bought or sold on the exchanges during trading hours, while the net asset value (NAV) represents the value of each share’s portion of the fund’s underlying assets and cash at the end of the trading day.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA Current 5-Year US Treasury Index is a single security index comprised of the most recently issued 5-year US Treasury note.

8

US Treasury 7 Year Note ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2023
	Since Inception	Inception Date
US Treasury 7 Year Note ETF (at NAV)	-2.58%	3/27/2023
US Treasury 7 Year Note ETF (at Market Price)	-2.55%	3/27/2023
ICE BofA Current 7-Year US Treasury Index*	-2.47%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. For the most recent month end performance, please call 1-800-617-0004 or visit our website at www.ustreasuryetfs.com. Market price is the price at which shares in the ETF can be bought or sold on the exchanges during trading hours, while the net asset value (NAV) represents the value of each share’s portion of the fund’s underlying assets and cash at the end of the trading day.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA Current 7-Year US Treasury Index is a single security index comprised of the most recently issued 7-year US Treasury note.

9

US Treasury 10 Year Note ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODs ENDED August 31, 2023
	1 Year	Since Inception	Inception Date
US Treasury 10 Year Note ETF (at NAV)	-4.87%	-7.28%	8/8/2022
US Treasury 10 Year Note ETF (at Market Price)	-4.49%	-7.22%	8/8/2022
ICE BofA Current 10-Year US Treasury Index*	-4.71%	-7.13%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. For the most recent month end performance, please call 1-800-617-0004 or visit our website at www.ustreasuryetfs.com. Market price is the price at which shares in the ETF can be bought or sold on the exchanges during trading hours, while the net asset value (NAV) represents the value of each share’s portion of the fund’s underlying assets and cash at the end of the trading day.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA Current 10-Year US Treasury Index is a single security index comprised of the most recently issued 10-year US Treasury note.

10

US Treasury 20 Year BOND ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2023
	Since Inception	Inception Date
US Treasury 20 Year Bond ETF (at NAV)	-5.10%	3/27/2023
US Treasury 20 Year Bond ETF (at Market Price)	-5.04%	3/27/2023
ICE BofA Current 20-Year US Treasury Index*	-5.09%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. For the most recent month end performance, please call 1-800-617-0004 or visit our website at www.ustreasuryetfs.com. Market price is the price at which shares in the ETF can be bought or sold on the exchanges during trading hours, while the net asset value (NAV) represents the value of each share’s portion of the fund’s underlying assets and cash at the end of the trading day.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA Current 20-Year US Treasury Index is a single security index comprised of the most recently issued 20-year US Treasury note.

11

US Treasury 30 Year BOND ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2023
	Since Inception	Inception Date
US Treasury 30 Year Bond ETF (at NAV)	-6.17%	3/27/2023
US Treasury 30 Year Bond ETF (at Market Price)	-6.12%	3/27/2023
ICE BofA Current 30-Year US Treasury Index*	-6.12%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost. For the most recent month end performance, please call 1-800-617-0004 or visit our website at www.ustreasuryetfs.com. Market price is the price at which shares in the ETF can be bought or sold on the exchanges during trading hours, while the net asset value (NAV) represents the value of each share’s portion of the fund’s underlying assets and cash at the end of the trading day.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA Current 30-Year US Treasury Index is a single security index comprised of the most recently issued 30-year US Treasury note.

12

US Benchmark Series

Fund Expense Examples

August 31, 2023 (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other ETFs.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2023 through August 31, 2023, and held for the entire period. For the US Treasury 6 Month Bill ETF, the actual values and expenses are based on the 178-day period from inception on March 6, 2023, through August 31, 2023. For the US Treasury 3 Year Note ETF, US Treasury 5 Year Note ETF, US Treasury 7 Year Note ETF, US Treasury 20 Year Bond ETF, and US Treasury 30 Year Bond ETF, the actual values and expenses are based on the 157-day period from inception on March 27, 2023, through August 31, 2023.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

13

US Benchmark Series

Fund Expense Examples (Continued)

August 31, 2023 (Unaudited)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	ACTUAL SIX MONTH/ SINCE INCEPTION TOTAL INVESTMENT RETURNS FOR THE FUNDS*
US Treasury 3 Month Bill ETF
Actual	$1,000.00	$1,025.60	$0.77	0.15%	2.56%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A
US Treasury 6 Month Bill ETF
Actual	$1,000.00	$1,023.50	$0.74	0.15%	2.35%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A
US Treasury 12 Month Bill ETF
Actual	$1,000.00	$1,019.90	$0.76	0.15%	1.99%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A
US Treasury 2 Year Note ETF
Actual	$1,000.00	$1,013.60	$0.76	0.15%	1.36%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A
US Treasury 3 Year Note ETF
Actual	$1,000.00	$993.40	$0.64	0.15%	-0.66%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A
US Treasury 5 Year Note ETF
Actual	$1,000.00	$983.10	$0.64	0.15%	-1.69%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A
US Treasury 7 Year Note ETF
Actual	$1,000.00	$974.20	$0.64	0.15%	-2.58%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A
US Treasury 10 Year Note ETF
Actual	$1,000.00	$1,001.10	$0.76	0.15%	0.11%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A
US Treasury 20 Year Bond ETF
Actual	$1,000.00	$949.00	$0.63	0.15%	-5.10%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A

14

US Benchmark Series

Fund Expense Examples (Concluded)

August 31, 2023 (Unaudited)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio	Actual SIX MONTH/ SINCE INCEPTION Total Investment Returns for the Funds*
US Treasury 30 Year Bond ETF
Actual	$1,000.00	$938.30	$0.63	0.15%	-6.17%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A

*

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2023 through August 31, 2023, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. For the US Treasury 6 Month Bill ETF, the actual dollar amounts shown are expenses paid by the Fund during the period from the inception of the Fund on March 6, 2023 multiplied by 178 days, which is the number of days from the inception of the Fund through August 31, 2023. For the US Treasury 3 Year Note ETF, US Treasury 5 Year Note ETF, US Treasury 7 Year Note ETF, US Treasury 20 Year Bond ETF, and US Treasury 30 Year Bond ETF, the actual dollar amounts shown are expenses paid by the Funds during the period from the inception of the Funds on March 27, 2023 multiplied by 157 days, which is the number of days from the inception of the Funds through August 31, 2023. Each Fund’s ending account value in the first section in the table is based on the actual six-month total investment return for the Fund (with the exception of the US Treausury 6 Month Bill ETF, US Treasury 3 Year Note ETF, US Treasury 5 Year Note ETF, US Treasury 7 Year Note ETF, US Treasury 20 Year Bond ETF, and US Treasury 30 Year Bond ETF, for which the ending account value is based on the actual since inception total investment return for the Funds).

15

US Treasury 3 Month Bill ETF

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2023

SECURITY TYPE/CLASSIFICATION	% OF NET ASSETS	VALUE

SHORT-TERM INVESTMENTS
U.S. Treasury Obligations	99.6%	$1,769,023,157
Money Market Deposit Accounts	0.4	7,730,318
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(170,166)
NET ASSETS	100.0%	$1,776,583,309

The accompanying notes are an integral part of these financial statements.

16

US Treasury 3 Month Bill ETF

Schedule of Investments

August 31, 2023

	Coupon*	Maturity Date	Par (000’s)	Value

SHORT-TERM INVESTMENTS — 100.0%
U.S. TREASURY OBLIGATIONS — 99.6%
United States Treasury Bill	5.508%	11/30/2023	$1,792,835	$1,769,023,157
TOTAL U.S. TREASURY OBLIGATIONS (COST $1,769,033,038)				1,769,023,157

	Number of shares (000’s)

MONEY MARKET DEPOSIT ACCOUNTS — 0.4%
U.S. Bank Money Market Deposit Account, 5.20% (a)	7,730	7,730,318
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $7,730,318)		7,730,318
TOTAL SHORT-TERM INVESTMENTS (COST $1,776,763,356) — 100.0%		1,776,753,475
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(170,166)
TOTAL NET ASSETS — 100.0%		$1,776,583,309

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

17

US Treasury 6 Month Bill ETF

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2023

SECURITY TYPE/CLASSIFICATION	% OF NET ASSETS	VALUE

SHORT-TERM INVESTMENTS
U.S. Treasury Obligations	99.5%	$309,869,664
Money Market Deposit Accounts	0.5	1,476,366
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(27,620)
NET ASSETS	100.0%	$311,318,410

The accompanying notes are an integral part of these financial statements.

18

US Treasury 6 Month Bill ETF

Schedule of Investments

August 31, 2023

	Coupon*	Maturity Date	Par (000’s)	Value

SHORT-TERM INVESTMENTS — 100.0%
U.S. TREASURY OBLIGATIONS — 99.5%
United States Treasury Bill	5.559%	2/29/2024	$318,320	$309,869,664
TOTAL U.S. TREASURY OBLIGATIONS (COST $309,849,370)				309,869,664

	Number of shares (000’s)

MONEY MARKET DEPOSIT ACCOUNTS — 0.5%
U.S. Bank Money Market Deposit Account, 5.20% (a)	1,476	1,476,366
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $1,476,366)		1,476,366
TOTAL SHORT-TERM INVESTMENTS (COST $311,325,736) — 100.0%		311,346,030
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(27,620)
TOTAL NET ASSETS — 100.0%		$311,318,410

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

19

US Treasury 12 Month Bill ETF

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2023

SECURITY TYPE/CLASSIFICATION	% OF NET ASSETS	VALUE

SHORT-TERM INVESTMENTS
U.S. Treasury Obligations	99.5%	$125,726,101
Money Market Deposit Accounts	0.5	570,620
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(14,828)
NET ASSETS	100.0%	$126,281,893

The accompanying notes are an integral part of these financial statements.

20

US Treasury 12 Month Bill ETF

Schedule of Investments

August 31, 2023

	Coupon*	Maturity Date	Par (000’s)	Value

SHORT-TERM INVESTMENTS — 100.0%
U.S. TREASURY OBLIGATIONS — 99.5%
United States Treasury Bill	5.387%	8/8/2024	$132,140	$125,726,101
TOTAL U.S. TREASURY OBLIGATIONS (COST $125,790,810)				125,726,101

	Number of shares (000’s)

MONEY MARKET DEPOSIT ACCOUNTS — 0.5%
U.S. Bank Money Market Deposit Account, 5.20% (a)	571	570,620
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $570,620)		570,620
TOTAL SHORT-TERM INVESTMENTS (COST $126,361,430) — 100.0%		126,296,721
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(14,828)
TOTAL NET ASSETS — 100.0%		$126,281,893

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

21

US Treasury 2 Year Note ETF

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2023

SECURITY TYPE/CLASSIFICATION	% OF NET ASSETS	VALUE

U.S. GOVERNMENT NOTES/BONDS
U.S. Treasury Obligations	99.6%	$304,129,778
SHORT-TERM INVESTMENTS
Money Market Deposit Accounts	0.4	1,209,523
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	2,974
NET ASSETS	100.0%	$305,342,275

The accompanying notes are an integral part of these financial statements.

22

US Treasury 2 Year Note ETF

Schedule of Investments

August 31, 2023

	Coupon	Maturity Date	Par (000’s)	Value

U.S. GOVERNMENT NOTES/BONDS — 99.6%
U.S. TREASURY OBLIGATIONS — 99.6%
United States Treasury Note/Bond	5.000%	8/31/2025	$303,265	$304,129,778
TOTAL U.S. TREASURY OBLIGATIONS (COST $303,915,683)				304,129,778

	Number of shares (000’s)

SHORT-TERM INVESTMENTS — 0.4%
MONEY MARKET DEPOSIT ACCOUNTS — 0.4%
U.S. Bank Money Market Deposit Account, 5.20% (a)	1,210	1,209,523
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $1,209,523)		1,209,523
TOTAL SHORT-TERM INVESTMENTS (COST $1,209,523)		1,209,523
TOTAL INVESTMENTS (COST $305,125,206) — 100.0%		305,339,301
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		2,974
TOTAL NET ASSETS — 100.0%		$305,342,275

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

23

US Treasury 3 Year Note ETF

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2023

SECURITY TYPE/CLASSIFICATION	% OF NET ASSETS	VALUE

U.S. GOVERNMENT NOTES/BONDS
U.S. Treasury Obligations	99.8%	$1,467,321
SHORT-TERM INVESTMENTS
Money Market Deposit Accounts	0.0	448
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	2,795
NET ASSETS	100.0%	$1,470,564

The accompanying notes are an integral part of these financial statements.

24

US Treasury 3 Year Note ETF

Schedule of Investments

August 31, 2023

	Coupon	Maturity Date	Par (000’s)	Value

U.S. GOVERNMENT NOTES/BONDS — 99.8%
U.S. TREASURY OBLIGATIONS — 99.8%
United States Treasury Note/Bond	4.375%	8/15/2026	$1,474	$1,467,321
TOTAL U.S. TREASURY OBLIGATIONS (COST $1,463,106)				1,467,321

	Number of shares (000’s)

SHORT-TERM INVESTMENTS — 0.0%
MONEY MARKET DEPOSIT ACCOUNTS — 0.0%
U.S. Bank Money Market Deposit Account, 5.20% (a)	—	*	448
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $448)			448
TOTAL SHORT-TERM INVESTMENTS (COST $448)			448
TOTAL INVESTMENTS (COST $1,463,554) — 99.8%			1,467,769
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%			2,795
TOTAL NET ASSETS — 100.0%			$1,470,564

*	Number of shares is less than 1,000.

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

25

US Treasury 5 Year Note ETF

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2023

SECURITY TYPE/CLASSIFICATION	% OF NET ASSETS	VALUE

U.S. GOVERNMENT NOTES/BONDS
U.S. Treasury Obligations	99.7%	$4,356,725
SHORT-TERM INVESTMENTS
Money Market Deposit Accounts	0.3	15,079
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	58
NET ASSETS	100.0%	$4,371,862

The accompanying notes are an integral part of these financial statements.

26

US Treasury 5 Year Note ETF

Schedule of Investments

August 31, 2023

	Coupon	Maturity Date	Par (000’s)	Value

U.S. GOVERNMENT NOTES/BONDS — 99.7%
U.S. TREASURY OBLIGATIONS — 99.7%
United States Treasury Note/Bond	4.375%	8/31/2028	$4,330	$4,356,725
TOTAL U.S. TREASURY OBLIGATIONS (COST $4,349,611)				4,356,725

	Number of shares (000’s)

SHORT-TERM INVESTMENTS — 0.3%
MONEY MARKET DEPOSIT ACCOUNTS — 0.3%
U.S. Bank Money Market Deposit Account, 5.20% (a)	15	15,079
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $15,079)		15,079
TOTAL SHORT-TERM INVESTMENTS (COST $15,079)		15,079
TOTAL INVESTMENTS (COST $4,364,690) — 100.0%		4,371,804
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		58
TOTAL NET ASSETS — 100.0%		$4,371,862

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

27

US Treasury 7 Year Note ETF

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2023

SECURITY TYPE/CLASSIFICATION	% OF NET ASSETS	VALUE

U.S. GOVERNMENT NOTES/BONDS
U.S. Treasury Obligations	99.6%	$958,938
SHORT-TERM INVESTMENTS
Money Market Deposit Accounts	0.4	3,888
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(11)
NET ASSETS	100.0%	$962,815

The accompanying notes are an integral part of these financial statements.

28

US Treasury 7 Year Note ETF

Schedule of Investments

August 31, 2023

	Coupon	Maturity Date	Par (000’s)	Value

U.S. GOVERNMENT NOTES/BONDS — 99.6%
U.S. TREASURY OBLIGATIONS — 99.6%
United States Treasury Note/Bond	4.125%	8/31/2030	$963	$958,938
TOTAL U.S. TREASURY OBLIGATIONS (COST $957,508)				958,938

	Number of shares (000’s)

SHORT-TERM INVESTMENTS — 0.4%
MONEY MARKET DEPOSIT ACCOUNTS — 0.4%
U.S. Bank Money Market Deposit Account, 5.20% (a)	4	3,888
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $3,888)		3,888
TOTAL SHORT-TERM INVESTMENTS (COST $3,888)		3,888
TOTAL INVESTMENTS (COST $961,396) — 100.0%		962,826
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(11)
TOTAL NET ASSETS — 100.0%		$962,815

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

29

US Treasury 10 Year Note ETF

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2023

SECURITY TYPE/CLASSIFICATION	% OF NET ASSETS	VALUE

U.S. GOVERNMENT NOTES/BONDS
U.S. Treasury Obligations	99.5%	$55,813,787
SHORT-TERM INVESTMENTS
Money Market Deposit Accounts	0.0	4,833
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5	274,924
NET ASSETS	100.0%	$56,093,544

The accompanying notes are an integral part of these financial statements.

30

US Treasury 10 Year Note ETF

Schedule of Investments

August 31, 2023

	Coupon	Maturity Date	Par (000’s)	Value

U.S. GOVERNMENT NOTES/BONDS — 99.5%
U.S. TREASURY OBLIGATIONS — 99.5%
United States Treasury Note/Bond	3.875%	8/15/2033	$56,826	$55,813,787
TOTAL U.S. TREASURY OBLIGATIONS (COST $55,409,094)				55,813,787

	Number of shares (000’s)

SHORT-TERM INVESTMENTS — 0.0%
MONEY MARKET DEPOSIT ACCOUNTS — 0.0%
U.S. Bank Money Market Deposit Account, 5.20% (a)	5	4,833
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $4,833)		4,833
TOTAL SHORT-TERM INVESTMENTS (COST $4,833)		4,833
TOTAL INVESTMENTS (COST $55,413,927) — 99.5%		55,818,620
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		274,924
TOTAL NET ASSETS — 100.0%		$56,093,544

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

31

US TREASURY 20 YEAR BOND ETF

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2023

SECURITY TYPE/CLASSIFICATION	% OF NET ASSETS	VALUE

U.S. GOVERNMENT NOTES/BONDS
U.S. Treasury Obligations	99.5%	$1,865,032
SHORT-TERM INVESTMENTS
Money Market Deposit Accounts	0.3	5,867
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	3,545
NET ASSETS	100.0%	$1,874,444

The accompanying notes are an integral part of these financial statements.

32

US Treasury 20 Year Bond ETF

Schedule of Investments

August 31, 2023

	Coupon	Maturity Date	Par (000’s)	Value

U.S. GOVERNMENT NOTES/BONDS — 99.5%
U.S. TREASURY OBLIGATIONS — 99.5%
United States Treasury Note/Bond	4.375%	8/15/2043	$1,870	$1,865,032
TOTAL U.S. TREASURY OBLIGATIONS (COST $1,859,189)				1,865,032

	Number of shares (000’s)

SHORT-TERM INVESTMENTS — 0.3%
MONEY MARKET DEPOSIT ACCOUNTS — 0.3%
U.S. Bank Money Market Deposit Account, 5.20% (a)	6	5,867
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $5,867)		5,867
TOTAL SHORT-TERM INVESTMENTS (COST $5,867)		5,867
TOTAL INVESTMENTS (COST $1,865,056) — 99.8%		1,870,899
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		3,545
TOTAL NET ASSETS — 100.0%		$1,874,444

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

33

US Treasury 30 Year BONd ETF

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2023

SECURITY TYPE/CLASSIFICATION	% OF NET ASSETS	VALUE

U.S. GOVERNMENT NOTES/BONDS
U.S. Treasury Obligations	99.8%	$2,776,187
SHORT-TERM INVESTMENTS
Money Market Deposit Accounts	0.0	865
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	5,015
NET ASSETS	100.0%	$2,782,067

The accompanying notes are an integral part of these financial statements.

34

US Treasury 30 Year Bond ETF

Schedule of Investments

August 31, 2023

	Coupon	Maturity Date	Par (000’s)	Value

U.S. GOVERNMENT NOTES/BONDS — 99.8%
U.S. TREASURY OBLIGATIONS — 99.8%
United States Treasury Note/Bond	4.125%	8/15/2053	$2,814	$2,776,187
TOTAL U.S. TREASURY OBLIGATIONS (COST $2,737,494)				2,776,187

	Number of shares (000’s)

SHORT-TERM INVESTMENTS — 0.0%
MONEY MARKET DEPOSIT ACCOUNTS — 0.0%
U.S. Bank Money Market Deposit Account, 5.20% (a)	1	865
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $865)		865
TOTAL SHORT-TERM INVESTMENTS (COST $865)		865
TOTAL INVESTMENTS (COST $2,738,359) — 99.8%		2,777,052
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		5,015
TOTAL NET ASSETS — 100.0%		$2,782,067

(a)	The rate shown is as of August 31, 2023.

The accompanying notes are an integral part of these financial statements.

35

US Benchmark Series

Statements of Assets and Liabilities

August 31, 2023

	US Treasury 3 Month Bill ETF	US Treasury 6 Month Bill ETF	US Treasury 12 Month Bill ETF	US Treasury 2 Year Note ETF
ASSETS
Investments in securities of unaffiliated issuers, at value (cost $—, $—, $—, and $303,915,683, respectively)	$—	$—	$—	$304,129,778
Short-term investments, at value (cost $1,776,763,356, $311,325,736, $126,361,430, and $1,209,523, respectively)	1,776,753,475	311,346,030	126,296,721	1,209,523
Receivables for:
Capital shares sold	25,529,937	3,509,219	—	—
Interest	3,780	653	149	42,399
Investments sold	—	548	—	—
Total assets	1,802,287,192	314,856,450	126,296,870	305,381,700

LIABILITIES
Payables for:
Investments purchased	25,513,576	3,504,477	—	—
Advisory fees	190,307	33,563	14,977	39,425
Total liabilities	25,703,883	3,538,040	14,977	39,425
Net assets	$1,776,583,309	$311,318,410	$126,281,893	$305,342,275

NET ASSETS CONSIST OF:
Par value	$35,490	$6,210	$2,530	$6,340
Paid-in capital	1,772,582,770	310,825,755	126,962,031	315,047,234
Total distributable earnings/(losses)	3,965,049	486,445	(682,668)	(9,711,299)
Net assets	$1,776,583,309	$311,318,410	$126,281,893	$305,342,275

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	35,490,000	6,210,000	2,530,000	6,340,000
Net asset value and redemption price per share	$50.06	$50.13	$49.91	$48.16

The accompanying notes are an integral part of these financial statements.

36

US Benchmark Series

Statements of Assets and Liabilities (CONTINUED)

August 31, 2023

	US Treasury 3 Year Note ETF	US Treasury 5 Year Note ETF	US Treasury 7 Year Note ETF	US Treasury 10 Year Note ETF
ASSETS
Investments in securities of unaffiliated issuers, at value (cost $1,463,106, $4,349,611, $957,508, and $55,409,094, respectively)	$1,467,321	$4,356,725	$958,938	$55,813,787
Short-term investments, at value (cost $448, $15,079, $3,888 and $4,833, respectively)	448	15,079	3,888	4,833
Receivables for:
Capital shares sold	—	—	—	3,116,295
Interest	2,982	529	111	101,792
Investments sold	—	—	—	487
Total assets	1,470,751	4,372,333	962,937	59,037,194

LIABILITIES
Payables for:
Investments purchased	—	—	—	2,937,467
Advisory fees	187	471	122	6,183
Total liabilities	187	471	122	2,943,650
Net assets	$1,470,564	$4,371,862	$962,815	$56,093,544

NET ASSETS CONSIST OF:
Par value	$30	$90	$20	$1,260
Paid-in capital	1,509,260	4,431,201	1,017,259	58,482,487
Total distributable earnings/(losses)	(38,726)	(59,429)	(54,464)	(2,390,203)
Net assets	$1,470,564	$4,371,862	$962,815	$56,093,544

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	30,000	90,000	20,000	1,260,000
Net asset value and redemption price per share	$49.02	$48.58	$48.14	$44.52

The accompanying notes are an integral part of these financial statements.

37

US Benchmark Series

Statements of Assets and Liabilities (CONTINUED)

August 31, 2023

	US Treasury 20 Year BOND ETF	US Treasury 30 Year BOND ETF
ASSETS
Investments in securities of unaffiliated issuers, at value (cost $1,859,189 and $2,737,494, respectively)	$1,865,032	$2,776,187
Short-term investments, at value (cost $5,867 and $865, respectively)	5,867	865
Receivables for:
Capital shares sold	—	—
Interest	3,782	5,365
Investments sold	—	—
Total assets	1,874,681	2,782,417

LIABILITIES
Payables for:
Investments purchased	—	—
Advisory fees	237	350
Total liabilities	237	350
Net assets	$1,874,444	$2,782,067

NET ASSETS CONSIST OF:
Par value	$40	$60
Paid-in capital	1,973,726	2,978,640
Total distributable earnings/(losses)	(99,322)	(196,633)
Net assets	$1,874,444	$2,782,067

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	40,000	60,000
Net asset value and redemption price per share	$46.86	$46.37

The accompanying notes are an integral part of these financial statements.

38

US Benchmark Series

Statements of Operations

FOR THE YEAR OR Period ENDED August 31, 2023

	US Treasury 3 Month Bill ETF	US Treasury 6 Month Bill ETF(1)	US Treasury 12 Month Bill ETF(2)	US Treasury 2 Year Note ETF
INVESTMENT INCOME
Interest income	$28,983,041	$3,565,286	$2,638,783	$10,339,031
Total investment income	28,983,041	3,565,286	2,638,783	10,339,031

EXPENSES
Advisory fees (Note 3)	847,161	98,933	77,978	360,437
Total expenses	847,161	98,933	77,978	360,437
Net investment income/(loss)	28,135,880	3,466,353	2,560,805	9,978,594

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(636,764)	(281,210)	(972,406)	(11,021,770)
Net realized gain from redemption in-kind	443,251	8,113	412,943	4,672,205
Net change in unrealized appreciation/(depreciation) on investments	(10,665)	20,294	(64,709)	219,991
Net realized and unrealized gain/(loss)	(204,178)	(252,803)	(624,172)	(6,129,574)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,931,702	$3,213,550	$1,936,633	$3,849,020

(1)	Inception date of the Fund was March 6, 2023.

(2)	Inception date of the Fund was November 14, 2022.

The accompanying notes are an integral part of these financial statements.

39

US Benchmark Series

Statements of Operations (CONTINUED)

FOR THE YEAR OR Period ENDED August 31, 2023

	US Treasury 3 Year Note ETF(1)	US Treasury 5 Year Note ETF(1)	US Treasury 7 Year Note ETF(1)	US Treasury 10 Year Note ETF
INVESTMENT INCOME
Interest income	$24,778	$29,686	$15,680	$787,169
Total investment income	24,778	29,686	15,680	787,169

EXPENSES
Advisory fees (Note 3)	927	1,137	635	33,236
Total expenses	927	1,137	635	33,236
Net investment income/(loss)	23,851	28,549	15,045	753,933

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(47,163)	(75,589)	(59,397)	(2,775,350)
Net realized gain/(loss) from redemption in-kind	8,155	11,194	12,227	(932,705)
Net change in unrealized appreciation on investments	4,215	7,114	1,429	906,748
Net realized and unrealized gain/(loss)	(34,793)	(57,281)	(45,741)	(2,801,307)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,942)	$(28,732)	$(30,696)	$(2,047,374)

(1)	Inception date of the Fund was March 27, 2023.

The accompanying notes are an integral part of these financial statements.

40

US Benchmark Series

Statements of Operations (CONTINUED)

FOR THE Period ENDED August 31, 2023

	US Treasury 20 Year Bond ETF(1)	US Treasury 30 Year Bond ETF(1)
INVESTMENT INCOME
Interest income	$21,467	$37,226
Total investment income	21,467	37,226

EXPENSES
Advisory fees (Note 3)	801	1,443
Total expenses	801	1,443
Net investment income/(loss)	20,666	35,783

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(110,655)	(241,154)
Net realized gain from redemption in-kind	—	—
Net change in unrealized appreciation on investments	5,844	38,693
Net realized and unrealized gain/(loss)	(104,811)	(202,461)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(84,145)	$(166,678)

(1)	Inception date of the Fund was March 27, 2023.

The accompanying notes are an integral part of these financial statements.

41

US Treasury 3 Month Bill ETF

Statements of Changes in Net Assets

	For the YEAR Ended August 31, 2023	FOR THE Period ENDED AUGUST 31, 2022(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$28,135,880	$54,238
Net realized gain/(loss) from investments	(193,513)	(19,200)
Net change in unrealized appreciation/(depreciation) on investments	(10,665)	784
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,931,702	35,822

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(23,559,224)	—
Net decrease in net assets from dividends and distributions to shareholders	(23,559,224)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,413,134,681	38,808,130
Shares redeemed	(679,767,752)	(50)
Net increase/(decrease) in net assets from capital share transactions	1,733,366,929	38,808,080
TOTAL INCREASE/(DECREASE) IN NET ASSETS	1,737,739,407	38,843,902

NET ASSETS:
Beginning of period	$38,843,902	$—
End of period	$1,776,583,309	$38,843,902

SHARE TRANSACTIONS:
Shares sold	48,300,000	780,001
Shares redeemed	(13,590,000)	(1)
Net increase/(decrease) in shares	34,710,000	780,000

(1)	Inception date of the Fund was August 8, 2022.

The accompanying notes are an integral part of these financial statements.

42

US Treasury 6 Month Bill ETF

Statement of Changes in Net Assets

FOR THE PERIOD ENDED AUGUST 31, 2023(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$3,466,353
Net realized gain/(loss) from investments	(273,097)
Net change in unrealized appreciation/(depreciation) on investments	20,294
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,213,550

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(2,720,580)
Net decrease in net assets from dividends and distributions to shareholders	(2,720,580)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	353,006,880
Shares redeemed	(42,181,440)
Net increase/(decrease) in net assets from capital share transactions	310,825,440
TOTAL INCREASE/(DECREASE) IN NET ASSETS	311,318,410

NET ASSETS:
Beginning of period	$—
End of period	$311,318,410

SHARE TRANSACTIONS:
Shares sold	7,050,000
Shares redeemed	(840,000)
Net increase/(decrease) in shares	6,210,000

(1)	Inception date of the Fund was March 6, 2023.

The accompanying notes are an integral part of these financial statements.

43

US Treasury 12 Month Bill ETF

Statement of Changes in Net Assets

For the Period Ended August 31, 2023(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$2,560,805
Net realized gain/(loss) from investments	(559,463)
Net change in unrealized appreciation/(depreciation) on investments	(64,709)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,936,633

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(2,206,389)
Net decrease in net assets from dividends and distributions to shareholders	(2,206,389)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	208,609,456
Shares redeemed	(82,057,807)
Net increase/(decrease) in net assets from capital share transactions	126,551,649
TOTAL INCREASE/(DECREASE) IN NET ASSETS	126,281,893

NET ASSETS:
Beginning of period	$—
End of period	$126,281,893

SHARE TRANSACTIONS:
Shares sold	4,160,000
Shares redeemed	(1,630,000)
Net increase/(decrease) in shares	2,530,000.00

(1)	Inception date of the Fund was November 14, 2022.

The accompanying notes are an integral part of these financial statements.

44

US Treasury 2 Year Note ETF

Statements of Changes in Net Assets

	For the YEAR Ended August 31, 2023	FOR THE Period ENDED AUGUST 31, 2022(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$9,978,594	$17,647
Net realized gain/(loss) from investments	(6,349,565)	(41,291)
Net change in unrealized appreciation/(depreciation) on investments	219,991	(5,896)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,849,020	(29,540)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(9,134,861)	—
Net decrease in net assets from dividends and distributions to shareholders	(9,134,861)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	949,817,059	17,936,161
Shares redeemed	(657,095,514)	(50)
Net increase/(decrease) in net assets from capital share transactions	292,721,545	17,936,111
TOTAL INCREASE/(DECREASE) IN NET ASSETS	287,435,704	17,906,571

NET ASSETS:
Beginning of period	$17,906,571	$—
End of period	$305,342,275	$17,906,571

SHARE TRANSACTIONS:
Shares sold	19,390,000	360,001
Shares redeemed	(13,410,000)	(1)
Net increase/(decrease) in shares	5,980,000	360,000

(1)	Inception date of the Fund was August 8, 2022.

The accompanying notes are an integral part of these financial statements.

45

US Treasury 3 Year Note ETF

Statement of Changes in Net Assets

For the Period Ended August 31, 2023(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$23,851
Net realized gain/(loss) from investments	(39,008)
Net change in unrealized appreciation/(depreciation) on investments	4,215
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,942)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(19,629)
Net decrease in net assets from dividends and distributions to shareholders	(19,629)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,006,457
Shares redeemed	(1,505,322)
Net increase/(decrease) in net assets from capital share transactions	1,501,135
TOTAL INCREASE/(DECREASE) IN NET ASSETS	1,470,564

NET ASSETS:
Beginning of period	$—
End of period	$1,470,564

SHARE TRANSACTIONS:
Shares sold	60,000
Shares redeemed	(30,000)
Net increase/(decrease) in shares	30,000

(1)	Inception date of the Fund was March 27, 2023.

The accompanying notes are an integral part of these financial statements.

46

US Treasury 5 Year Note ETF

Statement of Changes in Net Assets

For the Period Ended August 31, 2023(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$28,549
Net realized gain/(loss) from investments	(64,395)
Net change in unrealized appreciation/(depreciation) on investments	7,114
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,732)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(19,503)
Net decrease in net assets from dividends and distributions to shareholders	(19,503)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,428,657
Shares redeemed	(1,008,560)
Net increase/(decrease) in net assets from capital share transactions	4,420,097
TOTAL INCREASE/(DECREASE) IN NET ASSETS	4,371,862

NET ASSETS:
Beginning of period	$—
End of period	$4,371,862

SHARE TRANSACTIONS:
Shares sold	110,000
Shares redeemed	(20,000)
Net increase/(decrease) in shares	90,000

(1)	Inception date of the Fund was March 27, 2023.

The accompanying notes are an integral part of these financial statements.

47

US Treasury 7 Year Note ETF

Statement of Changes in Net Assets

For the Period Ended August 31, 2023(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$15,045
Net realized gain/(loss) from investments	(47,170)
Net change in unrealized appreciation/(depreciation) on investments	1,429
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(30,696)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(11,541)
Net decrease in net assets from dividends and distributions to shareholders	(11,541)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,014,762
Shares redeemed	(1,009,710)
Net increase/(decrease) in net assets from capital share transactions	1,005,052
TOTAL INCREASE/(DECREASE) IN NET ASSETS	962,815

NET ASSETS:
Beginning of period	$—
End of period	$962,815

SHARE TRANSACTIONS:
Shares sold	40,000
Shares redeemed	(20,000)
Net increase/(decrease) in shares	20,000

(1)	Inception date of the Fund was March 27, 2023.

The accompanying notes are an integral part of these financial statements.

48

US Treasury 10 Year Note ETF

Statements of Changes in Net Assets

	For the YEAR Ended August 31, 2023	FOR THE Period ENDED AUGUST 31, 2022(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$753,933	$33,043
Net realized gain/(loss) from investments	(3,708,055)	(137,849)
Net change in unrealized appreciation/(depreciation) on investments	906,748	(502,055)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,047,374)	(606,861)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(679,725)	—
Net decrease in net assets from dividends and distributions to shareholders	(679,725)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	82,290,461	20,940,800
Shares redeemed	(43,803,707)	(50)
Net increase/(decrease) in net assets from capital share transactions	38,486,754	20,940,750
TOTAL INCREASE/(DECREASE) IN NET ASSETS	35,759,655	20,333,889

NET ASSETS:
Beginning of period	$20,333,889	$—
End of period	$56,093,544	$20,333,889

SHARE TRANSACTIONS:
Shares sold	1,790,000	420,001
Shares redeemed	(950,000)	(1)
Net increase/(decrease) in shares	840,000	420,000

(1)	Inception date of the Fund was August 8, 2022.

The accompanying notes are an integral part of these financial statements.

49

US Treasury 20 Year Bond ETF

Statement of Changes in Net Assets

For the Period Ended August 31, 2023(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$20,666
Net realized gain/(loss) from investments	(110,655)
Net change in unrealized appreciation/(depreciation) on investments	5,844
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(84,145)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(15,177)
Net decrease in net assets from dividends and distributions to shareholders	(15,177)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,973,766
Shares redeemed	—
Net increase/(decrease) in net assets from capital share transactions	1,973,766
TOTAL INCREASE/(DECREASE) IN NET ASSETS	1,874,444

NET ASSETS:
Beginning of period	$—
End of period	$1,874,444

SHARE TRANSACTIONS:
Shares sold	40,000
Shares redeemed	—
Net increase/(decrease) in shares	40,000

(1)	Inception date of the Fund was March 27, 2023.

The accompanying notes are an integral part of these financial statements.

50

US Treasury 30 Year Bond ETF

Statement of Changes in Net Assets

For the Period Ended August 31, 2023(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$35,783
Net realized gain/(loss) from investments	(241,154)
Net change in unrealized appreciation/(depreciation) on investments	38,693
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(166,678)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(29,955)
Net decrease in net assets from dividends and distributions to shareholders	(29,955)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,978,700
Shares redeemed	—
Net increase/(decrease) in net assets from capital share transactions	2,978,700
TOTAL INCREASE/(DECREASE) IN NET ASSETS	2,782,067

NET ASSETS:
Beginning of period	$—
End of period	$2,782,067

SHARE TRANSACTIONS:
Shares sold	60,000
Shares redeemed	—
Net increase/(decrease) in shares	60,000

(1)	Inception date of the Fund was March 27, 2023.

The accompanying notes are an integral part of these financial statements.

51

US Treasury 3 Month Bill ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2023	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$49.80	$49.75
Net investment income/(loss)(2)	2.49	0.09
Net realized and unrealized gain/(loss) from investments	(0.29)	(0.04)
Net increase/(decrease) in net assets resulting from operations	2.20	0.05
Dividends and distributions to shareholders from:
Net investment income	(1.94)	—
Total dividends and distributions to shareholders	(1.94)	—
Net asset value, end of period	$50.06	$49.80
Market value, end of period	$50.10	$49.81
Total investment return/(loss) on net asset value(3)	4.50%	0.10	%(5)
Total investment return/(loss) on market price(4)	4.56%	0.12	%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$1,776,583	$38,844
Ratio of expenses to average net assets	0.15%	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	4.98%	2.61	%(6)
Portfolio turnover rate	0%	0	%(5)

(1)	Inception date of the Fund was August 8, 2022.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

52

US Treasury 6 Month Bill ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$50.00
Net investment income/(loss)(2)	1.28
Net realized and unrealized gain/(loss) from investments	(0.12)
Net increase/(decrease) in net assets resulting from operations	1.16
Dividends and distributions to shareholders from:
Net investment income	(1.03)
Total dividends and distributions to shareholders	(1.03)
Net asset value, end of period	$50.13
Market value, end of period	$50.17
Total investment return/(loss) on net asset value(3)	2.35	%(5)
Total investment return/(loss) on market price(4)	2.42	%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$311,318
Ratio of expenses to average net assets	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	5.26	%(6)
Portfolio turnover rate	0	%(5)

(1)	Inception date of the Fund was March 6, 2023.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

53

US Treasury 12 Month Bill ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE Period ENDED AUGUST 31,
	2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$50.07
Net investment income/(loss)(2)	1.96
Net realized and unrealized gain/(loss) from investments	(0.48)
Net increase/(decrease) in net assets resulting from operations	1.48
Dividends and distributions to shareholders from:
Net investment income	(1.64)
Total dividends and distributions to shareholders	(1.64)
Net asset value, end of period	$49.91
Market value, end of period	$49.94
Total investment return/(loss) on net asset value(3)	3.01	%(5)
Total investment return/(loss) on market price(4)	3.08	%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$126,282
Ratio of expenses to average net assets	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	4.93	%(6)
Portfolio turnover rate	0	%(5)

(1)	Inception date of the Fund was November 14, 2022.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

54

US Treasury 2 Year Note ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2023	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$49.74	$49.84
Net investment income/(loss)(2)	2.02	0.11
Net realized and unrealized gain/(loss) from investments	(1.84)	(0.21)
Net increase/(decrease) in net assets resulting from operations	0.18	(0.10)
Dividends and distributions to shareholders from:
Net investment income	(1.76)	—
Total dividends and distributions to shareholders	(1.76)	—
Net asset value, end of period	$48.16	$49.74
Market value, end of period	$48.19	$49.74
Total investment return/(loss) on net asset value(3)	0.38%	(0.20	)%(5)
Total investment return/(loss) on market price(4)	0.44%	(0.20	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$305,342	$17,907
Ratio of expenses to average net assets	0.15%	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	4.15%	3.54	%(6)
Portfolio turnover rate	1,048%	100	%(5)

(1)	Inception date of the Fund was August 8, 2022.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

55

US Treasury 3 Year Note ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$50.00
Net investment income/(loss)(2)	0.82
Net realized and unrealized gain/(loss) from investments	(1.15)
Net increase/(decrease) in net assets resulting from operations	(0.33)
Dividends and distributions to shareholders from:
Net investment income	(0.65)
Total dividends and distributions to shareholders	(0.65)
Net asset value, end of period	$49.02
Market value, end of period	$49.04
Total investment return/(loss) on net asset value(3)	(0.66	)%(5)
Total investment return/(loss) on market price(4)	(0.62	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$1,471
Ratio of expenses to average net assets	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	3.86	%(6)
Portfolio turnover rate	422	%(5)

(1)	Inception date of the Fund was March 27, 2023.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

56

US Treasury 5 Year Note ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$50.00
Net investment income/(loss)(2)	0.79
Net realized and unrealized gain/(loss) from investments	(1.63)
Net increase/(decrease) in net assets resulting from operations	(0.84)
Dividends and distributions to shareholders from:
Net investment income	(0.58)
Total dividends and distributions to shareholders	(0.58)
Net asset value, end of period	$48.58
Market value, end of period	$48.61
Total investment return/(loss) on net asset value(3)	(1.69	)%(5)
Total investment return/(loss) on market price(4)	(1.62	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$4,372
Ratio of expenses to average net assets	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	3.77	%(6)
Portfolio turnover rate	548	%(5)

(1)	Inception date of the Fund was March 27, 2023.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

57

US Treasury 7 Year Note ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$50.00
Net investment income/(loss)(2)	0.75
Net realized and unrealized gain/(loss) from investments	(2.03)
Net increase/(decrease) in net assets resulting from operations	(1.28)
Dividends and distributions to shareholders from:
Net investment income	(0.58)
Total dividends and distributions to shareholders	(0.58)
Net asset value, end of period	$48.14
Market value, end of period	$48.16
Total investment return/(loss) on net asset value(3)	(2.58	)%(5)
Total investment return/(loss) on market price(4)	(2.55	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$963
Ratio of expenses to average net assets	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	3.55	%(6)
Portfolio turnover rate	497	%(5)

(1)	Inception date of the Fund was March 27, 2023.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

58

US Treasury 10 Year Note ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2023	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$48.41	$49.91
Net investment income/(loss)(2)	1.55	0.09
Net realized and unrealized gain/(loss) from investments	(3.88)	(1.59)
Net increase/(decrease) in net assets resulting from operations	(2.33)	(1.50)
Dividends and distributions to shareholders from:
Net investment income	(1.56)	—
Total dividends and distributions to shareholders	(1.56)	—
Net asset value, end of period	$44.52	$48.41
Market value, end of period	$44.55	$48.26
Total investment return/(loss) on net asset value(3)	(4.87)%	(3.00	)%(5)
Total investment return/(loss) on market price(4)	(4.49)%	(3.31	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$56,094	$20,334
Ratio of expenses to average net assets	0.15%	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	3.40%	2.77	%(6)
Portfolio turnover rate	289%	97	%(5)

(1)	Inception date of the Fund was August 8, 2022.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

59

US Treasury 20 Year Bond ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$50.00
Net investment income/(loss)(2)	0.81
Net realized and unrealized gain/(loss) from investments	(3.34)
Net increase/(decrease) in net assets resulting from operations	(2.53)
Dividends and distributions to shareholders from:
Net investment income	(0.61)
Total dividends and distributions to shareholders	(0.61)
Net asset value, end of period	$46.86
Market value, end of period	$46.89
Total investment return/(loss) on net asset value(3)	(5.10	)%(5)
Total investment return/(loss) on market price(4)	(5.04	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$1,874
Ratio of expenses to average net assets	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	3.87	%(6)
Portfolio turnover rate	219	%(5)

(1)	Inception date of the Fund was March 27, 2023.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

60

US Treasury 30 Year Bond ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$50.00
Net investment income/(loss)(2)	0.77
Net realized and unrealized gain/(loss) from investments	(3.83)
Net increase/(decrease) in net assets resulting from operations	(3.06)
Dividends and distributions to shareholders from:
Net investment income	(0.57)
Total dividends and distributions to shareholders	(0.57)
Net asset value, end of period	$46.37
Market value, end of period	$46.38
Total investment return/(loss) on net asset value(3)	(6.17	)%(5)
Total investment return/(loss) on market price(4)	(6.12	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$2,782
Ratio of expenses to average net assets	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	3.72	%(6)
Portfolio turnover rate	180	%(5)

(1)	Inception date of the Fund was March 27, 2023.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

61

US Benchmark Series

Notes to Financial Statements

August 31, 2023

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has fifty-three separate investment portfolios, including the US Treasury 3 Month Bill ETF, the US Treasury 6 Month Bill ETF, the US Treasury 12 Month Bill ETF, the US Treasury 2 Year Note ETF, the US Treasury 3 Year Note ETF, the US Treasury 5 Year Note ETF, the US Treasury 7 Year Note ETF, the US Treasury 10 Year Note ETF, the US Treasury 20 Year Bond ETF, and the US Treasury 30 Year Bond ETF (each a “Fund” and together the “Funds”). The US Treasury 10 Year Note ETF, the US Treasury 2 Year Note ETF and the US Treasury 3 Month Bill ETF commenced investment operations on August 8, 2022. The US Treasury 12 Month Bill ETF commenced investment operations on November 14, 2022. The US Treasury 6 Month Bill ETF commenced investment operations on March 6, 2023. The US Treasury 3 Year Note ETF, US Treasury 5 Year Note ETF, US Treasury 7 Year Note ETF, US Treasury 20 Year Bond ETF, and US Treasury 30 Year Bond ETF commenced investment operations on March 27, 2023.

RBB has authorized capital of one hundred billion shares of common stock of which 91.523 billion shares are currently classified into two hundred and twenty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the US Treasury 3 Month Bill ETF, the US Treasury 6 Month Bill ETF, the US Treasury 12 Month Bill ETF, the US Treasury 2 Year Note ETF, the US Treasury 3 Year Note ETF, the US Treasury 5 Year Note ETF, the US Treasury 7 Year Note ETF, the US Treasury 10 Year Note ETF, the US Treasury 20 Year Bond ETF, and the US Treasury 30 Year Bond ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield of its corresponding benchmark index (“Underlying Index”): the ICE BofA US 3-Month Treasury Bill Index, the ICE BofA US 6-Month Treasury Bill Index, the ICE BofA US 12-Month Treasury Bill Index, the ICE BofA Current 2-Year US Treasury Index, the ICE BofA Current 3-Year US Treasury Index, the ICE BofA Current 5-Year US Treasury Index, the ICE BofA Current 7-Year US Treasury Index, the ICE BofA Current 10-Year US Treasury Index, the ICE BofA Current 20-Year US Treasury Index, the ICE BofA Current 30-Year US Treasury Index, respectively.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2023 (the “current fiscal period”). For the US Treasury 6 Month Bill ETF, the period covered by these Notes to Financial Statements is the since inception period from March 6, 2023 through August 31, 2023 (the “current fiscal period”). For the US Treasury 12 Month Bill ETF, the period covered by these Notes to Financial Statements is the since inception period from November 14, 2022 through August 31, 2023 (the “current fiscal period”). For the US Treasury 3 Year Note ETF, US Treasury 5 Year Note ETF, US Treasury 7 Year Note ETF, US Treasury 20 Year Bond ETF, and US Treasury 30 Year Bond ETF, the period covered by these Notes to Financial Statements is the since inception period from March 27, 2023 through August 31, 2023 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

62

US Benchmark Series

Notes to Financial Statements (continued)

August 31, 2023

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated F/m Investments, LLC d/b/a North Slope Capital, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

US TREASURY 3 MONTH BILL ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$1,776,753,475	$7,730,318	$1,769,023,157	$—
Total Investments*	$1,776,753,475	$7,730,318	$1,769,023,157	$—

US TREASURY 6 MONTH BILL ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$311,346,030	$1,476,366	$309,869,664	$—
Total Investments*	$311,346,030	$1,476,366	$309,869,664	$—

US TREASURY 12 MONTH BILL ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$126,296,721	$570,620	$125,726,101	$—
Total Investments*	$126,296,721	$570,620	$125,726,101	$—

US TREASURY 2 YEAR NOTE ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
U.S. Government Notes/Bonds	$304,129,778	$—	$304,129,778	$—
Short-Term Investments	$1,209,523	$1,209,523	$—	$—
Total Investments*	$305,339,301	$1,209,523	$304,129,778	$—

63

US Benchmark Series

Notes to Financial Statements (continued)

August 31, 2023

US TREASURY 3 YEAR NOTE ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
U.S. Government Notes/Bonds	$1,467,321	$—	$1,467,321	$—
Short-Term Investments	$448	$448	$—	$—
Total Investments*	$1,467,769	$448	$1,467,321	$—

US TREASURY 5 YEAR NOTE ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
U.S. Government Notes/Bonds	$4,356,725	$—	$4,356,725	$—
Short-Term Investments	$15,079	$15,079	$—	$—
Total Investments*	$4,371,804	$15,079	$4,356,725	$—

US TREASURY 7 YEAR NOTE ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
U.S. Government Notes/Bonds	$958,938	$—	$958,938	$—
Short-Term Investments	$3,888	$3,888	$—	$—
Total Investments*	$962,826	$3,888	$958,938	$—

US TREASURY 10 YEAR NOTE ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
U.S. Government Notes/Bonds	$55,813,787	$—	$55,813,787	$—
Short-Term Investments	$4,833	$4,833	$—	$—
Total Investments*	$55,818,620	$4,833	$55,813,787	$—

US TREASURY 20 YEAR BOND ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
U.S. Government Notes/Bonds	$1,865,032	$—	$1,865,032	$—
Short-Term Investments	$5,867	$5,867	$—	$—
Total Investments*	$1,870,899	$5,867	$1,865,032	$—

US TREASURY 30 YEAR BOND ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
U.S. Government Notes/Bonds	$2,776,187	$—	$2,776,187	$—
Short-Term Investments	$865	$865	$—	$—
Total Investments*	$2,777,052	$865	$2,776,187	$—

*	Please refer to the Schedule of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

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Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

The Funds did not have any significant Level 3 transfers during the current fiscal period.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Each Fund expects to declare and pay distributions, if any, monthly, however it may declare and pay distributions more or less frequently. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually. Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own a Fund’s Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of that Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

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2. INVESTMENT POLICIES AND PRACTICES

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

Cash Equivalents and Short-Term InvestmentS - The Funds may invest in cash, cash equivalents, and a variety of short-term instruments in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such instruments for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. During such periods, a Fund may not be able to achieve its investment objective.

Illiquid Investments - Pursuant to Rule 22e-4 under the 1940 Act, a Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, a Fund will be exposed to a greater liquidity risk.

Inflation Protected Securities - Each Fund may invest in inflation protected securities. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Other Investment Companies - Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund eligible investments. Under the 1940 Act, a Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of such Fund’s total assets with respect to any one investment company; and 10% of such Fund’s total assets in the aggregate. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above. The SEC has adopted revisions to the rules permitting funds to invest in other investment companies in excess of the limits described above. While Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. These regulatory changes may adversely impact a Fund’s investment strategies and operations.

U.S. Government Securities - Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

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Zero-Coupon and Step Coupon Securities - Each Fund may invest in zero-coupon and step coupon securities. Zero-coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero-coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Temporary Investments - During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities.

In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

Reverse Repurchase Agreement - Reverse repurchase agreements are a form of secured borrowing and subject a Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of a Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. A Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When a Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.

3. INVESTMENT ADVISER AND OTHER SERVICES

Each Fund pays all of its expenses other than those expressly assumed by the Adviser. Expenses of each Fund are deducted from the Fund’s total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s respective investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of each Fund. The Adviser is controlled by Diffractive Managers Group, LLC, a Delaware limited liability company, and EQSF Holdings, LLC, a Delaware limited liability company owned by three officers of the Company. Prior

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August 31, 2023

to January 31, 2023, the Adviser was controlled by F/m Acceleration, LLC. Diffractive Managers Group, LLC acquired all of the assets and liabilities of F/m Acceleration, LLC on January 31, 2023. Effective with the acquisition, the prior Investment Advisory Agreement was terminated and an interim Investment Advisory Agreement became effective until May 19, 2023 when the new Investment Advisory Agreement became effective. The interim Investment Advisory Agreement and new Investment Advisory Agreement were materially identical to the prior Investment Advisory Agreement. The Funds compensate the Adviser with a unitary management fee for its services at an annual rate of 0.15% of each Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
US Treasury 3 Month Bill ETF	$847,161
US Treasury 6 Month Bill ETF	98,933
US Treasury 12 Month Bill ETF	77,978
US Treasury 2 Year Note ETF	360,437
US Treasury 3 Year Note ETF	927
US Treasury 5 Year Note ETF	1,137
US Treasury 7 Year Note ETF	635
US Treasury 10 Year Note ETF	33,236
US Treasury 20 Year Bond ETF	801
US Treasury 30 Year Bond ETF	1,443

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

Under the Funds’ unitary fee, the Adviser compensates Fund Services and the Custodian for services provided.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated by the Company for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. As of the end of the reporting period, there were no director and officer fees charged or paid by the Funds.

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August 31, 2023

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	U.S. GOVERNMENT PURCHASES	U.S. GOVERNMENT SALES
US Treasury 3 Month Bill ETF	$—	$—
US Treasury 6 Month Bill ETF	—	—
US Treasury 12 Month Bill ETF	—	—
US Treasury 2 Year Note ETF	3,027,188,058	2,435,326,671
US Treasury 3 Year Note ETF	8,411,105	5,906,371
US Treasury 5 Year Note ETF	14,655,251	10,699,421
US Treasury 7 Year Note ETF	6,887,143	4,876,460
US Treasury 10 Year Note ETF	102,741,137	67,611,643
US Treasury 20 Year Bond ETF	3,831,508	2,826,073
US Treasury 30 Year Bond ETF	6,700,701	4,224,054

During the current fiscal period, aggregate purchases and sales of in-kind transactions (excluding short-term investments) of the Funds were as follows:

FUND	U.S. GOVERNMENT IN-KIND PURCHASES	U.S. GOVERNMENT IN-KIND SALES
US Treasury 3 Month Bill ETF	$—	$—
US Treasury 6 Month Bill ETF	—	—
US Treasury 12 Month Bill ETF	—	—
US Treasury 2 Year Note ETF	355,196,154	654,763,018
US Treasury 3 Year Note ETF	498,110	1,500,107
US Treasury 5 Year Note ETF	1,462,320	1,004,095
US Treasury 7 Year Note ETF	—	1,005,878
US Treasury 10 Year Note ETF	46,641,455	43,455,360
US Treasury 20 Year Bond ETF	964,408	—
US Treasury 30 Year Bond ETF	502,001	—

5. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

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August 31, 2023

As of August 31, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
US Treasury 3 Month Bill ETF	$1,776,763,356	$771	$(10,652)	$(9,881)
US Treasury 6 Month Bill ETF	311,325,736	20,339	(45)	20,294
US Treasury 12 Month Bill ETF	126,361,430	782	(65,491)	(64,709)
US Treasury 2 Year Note ETF	305,125,206	214,095	—	214,095
US Treasury 3 Year Note ETF	1,463,554	4,215	—	4,215
US Treasury 5 Year Note ETF	4,364,690	7,114	—	7,114
US Treasury 7 Year Note ETF	961,396	1,430	—	1,430
US Treasury 10 Year Note ETF	55,413,927	404,987	(294)	404,693
US Treasury 20 Year Bond ETF	1,865,056	5,843	—	5,843
US Treasury 30 Year Bond ETF	2,738,359	38,693	—	38,693

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2023, there were permanent differences related to redemptions in-kind between distributable earnings/(loss) and paid-in capital, respectively for the following funds:

FUND	Distributable Earnings/(Loss)	Paid-In-Capital
US Treasury 3 Month Bill ETF	$(443,251)	$443,251
US Treasury 6 Month Bill ETF	(6,525)	6,525
US Treasury 12 Month Bill ETF	(412,912)	412,912
US Treasury 2 Year Note ETF	(4,395,918)	4,395,918
US Treasury 3 Year Note ETF	(8,155)	8,155
US Treasury 5 Year Note ETF	(11,194)	11,194
US Treasury 7 Year Note ETF	(12,227)	12,227
US Treasury 10 Year Note ETF	943,757	(943,757)
US Treasury 20 Year Bond ETF	—	—
US Treasury 30 Year Bond ETF	—	—

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August 31, 2023

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	Net UNREALIZED APPRECIATION/ (DEPRECIATION)	Capital loss carryover	Qualified late- year loss
US Treasury 3 Month Bill ETF	$4,630,894	$—	$(9,881)	$(655,964)	$—
US Treasury 6 Month Bill ETF	745,773	—	20,294	(279,622)	—
US Treasury 12 Month Bill ETF	354,416	—	(64,709)	(972,375)	—
US Treasury 2 Year Note ETF	861,380	—	214,095	(10,786,774)	—
US Treasury 3 Year Note ETF	4,222	—	4,215	(47,163)	—
US Treasury 5 Year Note ETF	9,046	—	7,114	(75,589)	—
US Treasury 7 Year Note ETF	3,503	—	1,430	(59,397)	—
US Treasury 10 Year Note ETF	107,251	—	404,693	(2,902,147)	—
US Treasury 20 Year Bond ETF	5,490	—	5,843	(110,655)	—
US Treasury 30 Year Bond ETF	5,828	—	38,693	(241,154)	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

During the fiscal year ended August 31, 2022 there were no dividends and distributions paid by the US Treasury 3 Month Bill ETF, the US Treasury 2 Year Note ETF, and the US Treasury 10 Year Note ETF.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2023 was as follows:

FUND	Ordinary Income	Long-Term Capital Gains
US Treasury 3 Month Bill ETF	$23,559,224	$—
US Treasury 6 Month Bill ETF	2,720,580	—
US Treasury 12 Month Bill ETF	2,206,389	—
US Treasury 2 Year Note ETF	9,134,861	—
US Treasury 3 Year Note ETF	19,629	—
US Treasury 5 Year Note ETF	19,503	—
US Treasury 7 Year Note ETF	11,541	—
US Treasury 10 Year Note ETF	679,725	—
US Treasury 20 Year Bond ETF	15,177	—
US Treasury 30 Year Bond ETF	29,955	—

The Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the US Treasury 3 Month Bill ETF had unexpiring short-term losses of $655,964, the US Treasury 6 Month Bill ETF had unexpiring short-term losses of $279,622, the US Treasury 12 Month Bill ETF had unexpiring short-term losses of $972,375, the US Treasury 2 Year Note ETF had unexpiring short-term losses of $10,786,774, the US Treasury 3 Year Note ETF had unexpiring short-term losses of $47,163, the US Treasury 5 Year Note ETF had unexpiring short-term losses of $75,589, the US Treasury 7 Year Note ETF had unexpiring short-term losses of $59,397, the US Treasury 10 Year Note ETF had unexpiring short-term losses of $2,902,147, the US Treasury 20 Year Bond ETF had unexpiring short-term losses of $110,655, and the US Treasury 30 Year Bond ETF had unexpiring short-term losses of $241,154.

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August 31, 2023

6. SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the NASDAQ, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $300, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets.

7. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

In October 2022, the SEC adopted rule and form amendments relating to tailored shareholder reports for mutual funds and exchange-traded funds and fee information in investment company advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments until the Funds are required to comply.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Inter-Bank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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August 31, 2023

8. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

Subsequent to August 31, 2023, the Funds paid the following distributions:

Fund	Record Date	Ex-Date	Pay Date	Distribution Rate Per Share
US Treasury 3 Month Bill ETF	9/5/2023	9/1/2023	9/6/2023	$0.22040116
US Treasury 6 Month Bill ETF	9/5/2023	9/1/2023	9/6/2023	$0.22356287
US Treasury 12 Month Bill ETF	9/5/2023	9/1/2023	9/6/2023	$0.21512366
US Treasury 2 Year Note ETF	9/5/2023	9/1/2023	9/6/2023	$0.18470917
US Treasury 3 Year Note ETF	9/5/2023	9/1/2023	9/6/2023	$0.17488333
US Treasury 5 Year Note ETF	9/5/2023	9/1/2023	9/6/2023	$0.16101000
US Treasury 7 Year Note ETF	9/5/2023	9/1/2023	9/6/2023	$0.15425550
US Treasury 10 Year Note ETF	9/5/2023	9/1/2023	9/6/2023	$0.12939584
US Treasury 20 Year Bond ETF	9/5/2023	9/1/2023	9/6/2023	$0.14570950
US Treasury 30 Year Bond ETF	9/5/2023	9/1/2023	9/6/2023	$0.14453500

US Treasury 3 Month Bill ETF	10/3/2023	10/2/2023	10/4/2023	$0.22143566
US Treasury 6 Month Bill ETF	10/3/2023	10/2/2023	10/4/2023	$0.22481294
US Treasury 12 Month Bill ETF	10/3/2023	10/2/2023	10/4/2023	$0.21878797
US Treasury 2 Year Note ETF	10/3/2023	10/2/2023	10/4/2023	$0.19377771
US Treasury 3 Year Note ETF	10/3/2023	10/2/2023	10/4/2023	$0.17601850
US Treasury 5 Year Note ETF	10/3/2023	10/2/2023	10/4/2023	$0.16843667
US Treasury 7 Year Note ETF	10/3/2023	10/2/2023	10/4/2023	$0.15543900
US Treasury 10 Year Note ETF	10/3/2023	10/2/2023	10/4/2023	$0.13313739
US Treasury 20 Year Bond ETF	10/3/2023	10/2/2023	10/4/2023	$0.15572250
US Treasury 30 Year Bond ETF	10/3/2023	10/2/2023	10/4/2023	$0.14159286

73

US Benchmark Series

Report of Independent Registered
Public Accounting Firm

To the Shareholders of US Treasury 3 Month Bill ETF, US Treasury 6 Month Bill ETF, US Treasury 12 Month Bill ETF, US Treasury 2 Year Note ETF, US Treasury 3 Year Note ETF, US Treasury 5 Year Note ETF, US Treasury 7 Year Note ETF, US Treasury 10 Year Note ETF, US Treasury 20 Year Bond ETF, US Treasury 30 Year Bond ETF and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The RBB Fund, Inc. comprising the funds listed below (the “Funds”), as of August 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
US Treasury 3 Month Bill ETF, US Treasury 2 Year Note ETF, and US Treasury 10 year Note ETF	For the year ended August 31, 2023	For the year ended August 31, 2023 and for the period from August 8, 2022 (commencement of operations) through August 31, 2022
US Treasury 12 Month Bill ETF	For the period from November 14, 2022 (commencement of operations) through August 31, 2023
US Treasury 6 Month Bill ETF	For the period from March 6, 2023 (commencement of operations) through August 31, 2023
US Treasury 3 Year Note ETF, US Treasury 5 Year Note ETF, US Treasury 7 Year Note ETF, US Treasury 20 Year Bond ETF, and US Treasury 30 Year Bond ETF	For the period from March 27, 2023 (commencement of operations) through August 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by F/M Investments, LLC since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2023

74

US Benchmark Series

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. During the fiscal year ended August 31, 2023, the Funds paid ordinary income dividends, and did not pay long-term capital gains dividends to its shareholders.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

75

US BENCHMARK SERIES

Notice to Shareholders

(UNAUDITED)

VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS OF THE US TREASURY 2 YEAR NOTE ETF AND THE US TREASURY 3 MONTH BILL ETF (UNAUDITED)

A special meeting of shareholders (the “Special Meeting”) of the US Treasury 2 Year Note ETF and US Treasury 3 Month Bill ETF (this section only, each a “Fund” and together, the “Funds”), each a series of The RBB Fund, Inc. (the “Company”), was held on March 28, 2023 as adjourned to May 19, 2023. At the Special Meeting, shareholders voted on two proposals: Proposal 1 – to approve the proposed investment advisory agreement between the Company, on behalf of the US Treasury 2 Year Note ETF and Adviser, and Proposal 2 – to approve the proposed investment advisory agreement between the Company, on behalf of the US Treasury 3 Month Bill ETF and the Adviser.

The shareholders’ approval of a new investment advisory agreement for each Fund was required as a result of the change in control of the Adviser.

All Fund shareholders of record at the close of business on February 28, 2023 (the “Record Date”) were entitled to vote. As of the Record Date, the US Treasury 2 Year Note ETF had 5,840,000 shares outstanding, and the US Treasury 3 Month Bill ETF had 6,210,000 shares outstanding.

Proposal 1 – the proposed investment advisory agreement between the Company, on behalf of the US Treasury 2 Year Note ETF, and the Adviser was approved by the shareholders as follows:

Of the 2,991,148 shares present in person or by proxy, 2,444,530 shares or 81.73% voted in favor (representing 41.86% of the total outstanding shares of the Fund), 28,841 shares or 0.96% voted against (representing 0.49% of the total outstanding shares of the Fund), and 517,777 or 17.31% abstained from voting (representing 8.87% of the total outstanding shares of the Fund).

Proposal 2 – the proposed investment advisory agreement between the Company, on behalf of the US Treasury 3 Month Bill ETF, and the Adviser was approved by the shareholders as follows:

Of the 3,179,827 shares present in person or by proxy, 2,711,446 shares or 85.27% voted in favor (representing 43.66% of the total outstanding shares of the Fund), 36,696 shares or 1.15% voted against (representing 0.59% of the total outstanding shares of the Fund), and 431,685 shares or 13.58% abstained from voting (representing 6.95% of the total outstanding shares of the Fund).

Accordingly, shareholders of each Fund approved the proposed new investment advisory agreement with respect to each applicable Fund.

VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS OF THE US TREASURY 10 YEAR NOTE ETF AND THE US TREASURY 12 MONTH BILL ETF (UNAUDITED)

A special meeting of shareholders (the “Special Meeting”) of the US Treasury 10 Year Note ETF and US Treasury 12 Month Bill ETF (this section only, each a “Fund” and together, the “Funds”), each a series of The RBB Fund, Inc. (the “Company”), was held on March 28, 2023 as adjourned to April 18, 2023. At the Special Meeting, shareholders voted on two proposals: Proposal 1 – to approve the proposed investment advisory agreement between the Company, on behalf of the US Treasury 10 Year Note ETF and Adviser, and Proposal 2 – to approve the proposed investment advisory agreement between the Company, on behalf of the US Treasury 12 Month Bill ETF and the Adviser.

The shareholders’ approval of a new investment advisory agreement for each Fund was required as a result of the change in control of the Adviser.

All Fund shareholders of record at the close of business on February 28, 2023 (the “Record Date”) were entitled to vote. As of the Record Date, the US Treasury 10 Year Note ETF had 210,000 shares outstanding and the US Treasury 12 Month Bill ETF had 470,000 shares outstanding.

76

US BENCHMARK SERIES

NOTICE TO SHAREHOLDERS (Continued)

(UNAUDITED)

Proposal 1 – the proposed investment advisory agreement between the Company, on behalf of the US Treasury 10 Year Note ETF, and the Adviser was approved by the shareholders as follows:

Of the 113,326 shares present in person or by proxy, 99,831 shares or 88.09% voted in favor (representing 47.54% of the total outstanding shares of the Fund), 1,905 shares or 1.68% voted against (representing 0.91% of the total outstanding shares of the Fund), and 11,590 or 10.23% abstained from voting (representing 5.52% of the total outstanding shares of the Fund).

Proposal 2 – the proposed investment advisory agreement between the Company, on behalf of the US Treasury 12 Month Bill ETF, and the Adviser was approved by the shareholders as follows:

Of the 239,105 shares present in person or by proxy, 184,138 shares or 77.01% voted in favor (representing 39.18% of the total outstanding shares of the Fund), 4,213 shares or 1.76% voted against (representing 0.90% of the total outstanding shares of the Fund), and 50,754 shares or 21.23% abstained from voting (representing 10.80% of the total outstanding shares of the Fund).

Accordingly, shareholders of each Fund approved the proposed new investment advisory agreement with respect to each applicable Fund.

77

US Benchmark Series

Notice to Shareholders (Continued)

(Unaudited)

INFORMATION ON PROXY VOTING

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800)-617-0004; and (ii) on the SEC’s website at http://www.sec.gov.

QUARTERLY SCHEDULE OF INVESTMENTS

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Forms N-PORT filings are available on the SEC’s website at http://www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from August 9, 2022 to December 31, 2022 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an exchange traded fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that each Fund either held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period or did not require the establishment of a highly liquid investment minimum; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

FREQUENCY DISTRIBUTIONS OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.ustreasuryetf.com.

78

US Benchmark Series

Notice to Shareholders (Continued)

(Unaudited)

APPROVAL OF NEW AND INTERIM INVESTMENT ADVISORY AGREEMENTS

As required by the 1940 Act, the Board, including a majority of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”, considered the approval of an interim advisory agreement between the Company, with respect to each Fund, and the Adviser (the “Interim Advisory Agreement”), at a meeting of the Board held on January 27, 2023 and reconvened on January 30, 2023 (the “January Meeting”) and the approval of a new investment advisory agreement between the Company, with respect to each Fund, and the Adviser (the “New Advisory Agreement” and, together with the Interim Advisory Agreement, the “Advisory Agreements”) at a meeting of the Board held on February 8-9, 2023 (collectively with the January Meeting, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements. The Board’s decision to approve the Advisory Agreements reflects the exercise of its business judgment.

In considering the approval of the Advisory Agreements, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Funds. The Board evaluated the Advisory Agreements in light of all the materials provided prior to and during the Meeting and at other meetings that preceded the Meeting, the presentations made during the Meeting and the discussions held during the Meeting. The Directors reviewed these materials with management of Adviser and discussed the Advisory Agreements with counsel in executive sessions at which no representatives of Adviser were present. The Directors considered whether approval of the Advisory Agreements would be in the best interests of each Fund and its shareholders and the overall fairness of the Advisory Agreements. Among other things, the Directors considered information concerning: (i) the nature, extent and quality of the services provided by the Adviser to the Funds; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s management fee arrangement with the Company; (vi) the Adviser’s compliance policies and procedures; (vii) the Adviser’s financial information, insurance coverage and profitability analysis related to its provision of advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) information regarding each Fund’s fees relative to other funds with similar investments and structure; and (x) information regarding the performance of each Fund relative to its benchmark index.

Nature, Extent and Quality of Services Provided to the Funds. The Directors evaluated the nature, extent and quality of the services that the Adviser would provide under the Advisory Agreements, which are the same services that the Adviser provided under the Funds’ original investment advisory agreement with the Adviser (the “Original Agreement”), on the basis of the functions that the Adviser performs, and the quality and stability of the staff committed to those functions, the Adviser’s compliance record and financial condition and its background and history in providing services to the Funds under the Original Agreement. The Directors also considered the fact that the Adviser had not experienced any significant legal, compliance or regulatory difficulties in connection with the services provided by the Adviser to the Funds. Based on the information provided and the Directors’ prior experience with the Adviser, the Directors concluded that the nature and extent of the services that the Adviser would provide under the Advisory Agreements, as well as the quality of those services, was satisfactory.

In this regard, the Directors considered representations by the Adviser that the acquisition of the Adviser’s parent company by Diffractive Managers Group, LLC (the “Acquisition”) would not lead to a reduction in the quality or scope of services provided to the Funds. The Directors took into account that there would be no change (including change to the unitary management fee structure) that would adversely impact the Adviser’s ability to provide the same quality of services as were provided in the past; that the Adviser would be sufficiently capitalized following the Acquisition to continue its operations; that there are no material litigation, or regulatory or administrative proceedings pending against the Adviser or its principal executive officers related to services that the Adviser provides to the Funds alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; that there are no pending regulatory inquiries by the SEC or other regulators involving the Adviser related to services that the Adviser provides to the Funds; that there are no material compliance issues since the approval of the Original Agreement; that the Funds would not bear any expenses related to the Acquisition, including expenses related to the proxy statement; and that there are no planned fee increases for the Funds over the next two years.

Costs of Services Provided and Profits Realized by the Adviser. The Directors examined fee information for each Fund, including a comparison of such information to other similarly situated funds, and the total expense ratio of each Fund. In this regard, the Directors noted that the unitary management fees and total expenses of each Fund were not expected to change as a result of the Acquisition or approval of the Advisory Agreements. The Directors also reviewed analyses of the Adviser’s estimated profitability

79

US Benchmark Series

Notice to Shareholders (Concluded)

(Unaudited)

related to its provision of advisory services to the Funds. Based on the information provided, the Directors concluded that the amount of unitary management fees that the Funds currently pay, and would pay under the Advisory Agreements, to the Adviser are reasonable in light of the nature and quality of the services provided.

Investment Performance of the Funds. The Directors reviewed information concerning each Fund’s investment performance, both absolutely as well as compared to its benchmark index. The Directors also considered the Adviser’s quarterly portfolio reviews explaining the Funds’ performance and the investment strategies it employs for the Funds. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Funds and their shareholders were likely to benefit from the Adviser’s continued provision of investment management services.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the Advisory Agreements, the Directors assessed the degree to which economies of scale that would be expected to be realized if the Funds’ assets increase, whether the Funds were large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders. The Directors noted that each Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grew in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Directors determined that the fee schedules in the Advisory Agreements are reasonable and appropriate.

Other Benefits to the Adviser. In addition to the above factors, the Directors also considered other benefits received by the Adviser from its management of the Funds, including, without limitation, the ability to market its advisory services for similar products in the future.

The Directors also considered that they would be able to, and intended to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Directors considered that, under the Interim Advisory Agreement, the Board would have the authority, should the need arise in its view, to terminate the Interim Advisory Agreement without penalty upon 10 days’ notice to the Adviser.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements; rather, each Independent Director based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Independent Directors determined that the Advisory Agreements are fair and reasonable to each Fund. The Board, including all of the Independent Directors, therefore determined that the approval of the Advisory Agreements is in the best interests of each Fund and its shareholders and that (i) the Interim Advisory Agreement should be approved for a term ending upon the earlier of June 30, 2023 or the date upon which shareholder approval of the New Advisory Agreement with respect to a Fund is obtained and (ii) the New Advisory Agreement should be approved, subject to shareholder approval, for an initial period ending August 16, 2024.

80

US Benchmark Series

Privacy Notice

(Unaudited)

FACTS

WHAT DO US Treasury 3 Month Bill ETF, US Treasury 6 Month Bill ETF, US Treasury 12 Month Bill ETF, US Treasury 2 Year Note ETF, US Treasury 3 Year Note ETF, US Treasury 5 Year Note ETF, US Treasury 7 Year Note ETF, US Treasury 10 Year Note ETF, US Treasury 20 Year BOND ETF, and US Treasury 30 Year BOND ETF (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (800)-617-0004 or go to www.ustreasuryetf.com.

81

US Benchmark Series

Privacy Notice (Continued)

(Unaudited)

What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is

● inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-800-617-0004.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

82

US Benchmark Series

Privacy Notice (Concluded)

(Unaudited)

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

● F/m Investments, LLC d/b/a North Slope Capital, LLC, the Funds’ investment adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European union or European Member state law, the controller or the specific criteria for its nomination may be provided for by European union or European Member state law.

83

US Benchmark Series

Directors and Officers

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-800-617-0004.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years

INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 90	Director	1988 to present	Retired.	63	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 56	Director	2012 to present	Since 2020, Chief Financial Officer, HC Parent Corp. d/b/a Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	63

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 57	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	63

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 1997, Consultant, financial services organizations.	63	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); (until March 2021).

84

US Benchmark Series

Directors and Officers (continued)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 75	Chair Director	2005 to present 1991 to present	Retired.	63	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	63

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	63	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Vice Chair Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	63	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 64	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 60	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company) since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A

85

US Benchmark Series

Directors and Officers (continued)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years

James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 63	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust.

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 40	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services.	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 64	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 63 portfolios of the fund complex, consisting of the series in the Company (53 portfolios) and The RBB Fund Trust (10 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

86

US Benchmark Series

Directors and Officers (concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

87

Investment Adviser

F/m Investments, LLC d/b/a North Slope Capital, LLC
3050K Street NW, Suite W-201
Washington, DC 20007

Administrator and Transfer Agent

U.S.Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Custodian

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Underwriter

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

88

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2023	Fiscal Year 2022
Ernst & Young LLP	$727,675	$684,975
`PricewaterhouseCoopers LLP	$233,791	$244,811
Tait, Weller & Baker	$101,500	$90,500
Cohen & Co	$116,000	$36,250
Aggregate Fees	$1,178,966	$1,056,536

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were related to review of the semi-annual reports for Ernst & Young LLP and review of semi-annual reports for Tait, Weller & Baker and were as follows:

	Fiscal Year 2023	Fiscal Year 2022
Ernst & Young LLP	$11,500	$21,500
PricewaterhouseCoopers LLP	$0	$6,600
Tait, Weller & Baker	$3,000	$2,800
Cohen & Co	$1,500	$0
Aggregate Fees	$16,000	$30,900

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were related to federal and state tax return review and excise distribution review and were as follows:

	Fiscal Year 2023	Fiscal Year 2022
Ernst & Young LLP	$201,550	$194,040
PricewaterhouseCoopers LLP	$41,817	$44,046
Tait, Weller & Baker	$20,900	$19,950
Cohen & Co	$38,500	$14,000
Aggregate Fees	$302,767	$275,536

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2023	Fiscal Year 2022
Ernst & Young LLP	$0	$0
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker	$0	$0
Cohen & Co	$0	$0
Aggregate Fees	$0	$0

(e)(1)	Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2023	Fiscal Year 2022
Ernst & Young LLP	$213,050	$215,540
PricewaterhouseCoopers LLP	$41,817	$50,646
Tait, Weller & Baker	$23,900	$22,750
Cohen & Co	$40,000	$14,000
Aggregate Fees	$318,767	$302,936

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3)	Not applicable.

(a)(4)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President (principal executive officer)

Date	10/31/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President (principal executive officer)

Date	10/31/2023

By (Signature and Title)*	/s/ James Shaw
James Shaw, Chief Financial Officer (principal financial officer)

Date	10/31/2023

* Print the name and title of each signing officer under his or her signature.